                                                Filed Pursuant to Rule 424(b)(5)
                                                Registration File No.: 333-86366


PROSPECTUS SUPPLEMENT                    (TO PROSPECTUS DATED FEBRUARY 18, 2004)


                          $1,029,492,000 (APPROXIMATE)

          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES TRUST 2004-PWR3
                                   as Issuer


         SERIES 2004-PWR3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                   CLASSES A-1, A-2, A-3, A-4, B, C, D AND E


                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                 as Depositor


                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            as Mortgage Loan Sellers

                              -------------------

     We, Bear Stearns Commercial Mortgage Securities Inc., are establishing a trust fund. The offered certificates are mortgage-backed securities issued by the trust fund. Only the classes of mortgage pass-through certificates listed above are being offered by this prospectus supplement and the accompanying prospectus. The offered certificates are not obligations of us, any of the mortgage loan sellers, any of our or their respective affiliates or any other person, and are not guaranteed or insured by any person, including any private or governmental insurer.

     The trust fund will consist of a pool of 116 commercial and multifamily first mortgage loans, with an initial mortgage pool balance of approximately $1,108,470,769.

     The trust fund will issue 22 classes of commercial mortgage pass-through certificates, 8 of which are being offered by this prospectus supplement. The offered certificates will accrue interest from March 1, 2004.

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD REVIEW CAREFULLY THE FACTORS SET FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE S-41 OF THIS PROSPECTUS SUPPLEMENT AND PAGE 7 IN THE ACCOMPANYING PROSPECTUS.

     This prospectus supplement may be used to offer and sell the offered certificates only if it is accompanied by our prospectus dated February 18, 2004.

     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved the certificates offered to you or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                              -------------------

     Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC are the underwriters of this offering. Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as co-lead and co-bookrunning managers. Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC will act as co-managers. We will sell the offered certificates to the underwriters, which will sell their respective allotments of those certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about March 18, 2004. We expect to receive from this offering approximately $1,034,561,919 in sale proceeds, plus accrued interest on the offered certificates from and including March 1, 2004, before deducting expenses payable by us.


                              -------------------

BEAR, STEARNS & CO. INC.                                     MERRILL LYNCH & CO.


GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC


            The date of this prospectus supplement is March 4, 2004.

           BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2004-PWR3
         SERIES 2004-PWR3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                      GEOGRAPHIC OVERVIEW OF MORTGAGE POOL


                                 [MAP OMITTED]


IOWA                                                   GEORGIA
1 property                                             7 properties
$6,774,771                                             $24,104,059
0.6% of total                                          2.2% of total

NEBRASKA                                               FLORIDA
1 property                                             12 properties
$4,038,129                                             $79,124,853
0.4% of total                                          7.1% of total

UTAH                                                   SOUTH CAROLINA
2 properties                                           2 properties
$15,032,260                                            $8,295,088
1.4% of total                                          0.7% of total

IDAHO                                                  NORTH CAROLINA
1 property                                             2 properties
$3,343,481                                             $35,576,185
0.3% of total                                          3.2% of total

WASHINGTON                                             MARYLAND
3 properties                                           6 properties
$10,010,718                                            $36,140,267
0.9% of total                                          3.3% of total

OREGON                                                 NEW JERSEY
3 properties                                           2 properties
$12,312,090                                            $14,446,155
1.1% of total                                          1.3% of total

NEVADA                                                 RHODE ISLAND
7 properties                                           1 property
$31,228,284                                            $10,000,000
2.8% of total                                          0.9% of total

NORTHERN CALIFORNIA                                    MASSACHUSETTS
10 properties                                          3 properties
$69,616,700                                            $7,457,710
6.3% of total                                          0.7% of total

SOUTHERN CALIFORNIA                                    NEW YORK
21 properties                                          20 properties
$122,422,593                                           $181,404,972
11.0% of total                                         16.4% of total

ALASKA                                                 PENNSYLVANIA
1 property                                             10 properties
$3,288,897                                             $194,492,246
0.3% of total                                          17.5% of total

ARIZONA                                                OHIO
5 properties                                           2 properties
$15,195,090                                            $10,413,520
1.4% of total                                          0.9% of total

COLORADO                                               MICHIGAN
1 property                                             2 properties
$48,892,750                                            $18,785,559
4.4% of total                                          1.7% of total

KANSAS                                                 ILLINOIS
4 properties                                           4 properties
$16,918,683                                            $36,784,374
1.5% of total                                          3.3% of total

TEXAS                                                  MINNESOTA
21 properties                                          3 properties
$72,386,991                                            $16,249,324
6.5% of total                                          1.5% of total

KENTUCKY
4 properties                      ----------------------------------------------
$3,735,022                        [LESS THAN] 1.00% of Cut-Off Date Balance
0.3% of total                     1.00% - 5.00% of Cut-Off Date Balance
                                  5.01% - 10.00% of Cut-Off Date Balance
                                  [GREATER THAN] 10.00% of Cut-Off Date Balance
                                  ----------------------------------------------

LION INDUSTRIAL PORTFOLIO


                                 [PHOTO OMITTED]

                                   Lenexa, KS


     [PHOTO OMITTED]                                        [PHOTO OMITTED]

     Irwindale, CA                                            Allen, TX



                                [PHOTO OMITTED]

                                San Antonio, TX


TWO COMMERCE SQUARE                                         TRINITY CENTRE


     [PHOTO OMITTED]                                        [PHOTO OMITTED]

    Philadelphia, PA                                          New York, NY




GREAT NORTHERN MALL                                       AURORA CITY PLACE


     [PHOTO OMITTED]                                        [PHOTO OMITTED]

       Clay, NY                                               AURORA, CO

THE CURTIS CENTER                                       CARMEL MOUNTAIN PLAZA


     [PHOTO OMITTED]                                        [PHOTO OMITTED]

                                                             San Diego, CA
     [PHOTO OMITTED]

    Philadelphia, PA



VALLEY FORGE TOWERS


     [PHOTO OMITTED]                                   PINE LAKES COUNTRY CLUB

   King of Prussia, PA
                                                            [PHOTO OMITTED]

                                                         North Fort Myers, FL


HICKORY RIDGE


[PHOTO OMITTED]

Hickory, NC

                                TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                               ----
                              PROSPECTUS SUPPLEMENT

Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus......S-4
Where You Can Find More Information.............................................................................S-4
Notices to Residents of the United Kingdom......................................................................S-5
Dealer Prospectus Delivery Obligation...........................................................................S-5
Summary.........................................................................................................S-6
Risk Factors...................................................................................................S-41
Capitalized Terms Used in this Prospectus Supplement...........................................................S-69
Forward-Looking Statements.....................................................................................S-69
Bear Stearns Commercial Mortgage Securities Inc................................................................S-69
Description of the Offered Certificates........................................................................S-70
Yield and Maturity Considerations..............................................................................S-99
Description of the Mortgage Pool..............................................................................S-108
Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement....................S-141
Servicing of the Non-Trust-Serviced Pooled Mortgage Loans.....................................................S-176
Certain Legal Aspects of the Mortgage Loans...................................................................S-179
Material Federal Income Tax Consequences......................................................................S-181
ERISA Considerations..........................................................................................S-183
Legal Investment..............................................................................................S-186
Use of Proceeds...............................................................................................S-187
Plan of Distribution..........................................................................................S-187
Legal Matters.................................................................................................S-188
Ratings.......................................................................................................S-188
Glossary......................................................................................................S-190


Appendix A:       Mortgage Pool Information (Tables)............................................................A-1

Appendix B:       Certain Characteristics of the Mortgage Loans and Mortgaged Properties .......................B-1

Appendix C:       Summaries of the Ten Largest Mortgage Loans...................................................C-1

Appendix D:       Term Sheet....................................................................................D-1

Appendix E:       Form of Certificate Administrator Report......................................................E-1

Appendix F:       Global Clearance and Tax Documentation Procedures.............................................F-1

                              --------------------

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS


         Information about the offered certificates is provided in two separate documents that progressively provide more detail:

         o the accompanying prospectus, which provides general information, some of which may not apply to a particular class of offered certificates, including your class; and

         o this prospectus supplement, which describes the specific terms of your class of offered certificates.

         You should rely only on the information contained in this prospectus supplement and accompanying prospectus. You should read both this prospectus supplement and the accompanying prospectus before investing in any of the offered certificates.

         No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this prospectus supplement or the accompanying prospectus and, if given or made, that information or representation must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates in any jurisdiction to any person to whom it is unlawful to make those offers in that jurisdiction. Neither the delivery of this prospectus supplement nor any sale made under this prospectus supplement shall, under any circumstances, create an implication that the information in this prospectus supplement is correct as of any time subsequent to the date hereof or that there has been no change in our affairs since the date hereof.

         If the description of the offered certificates varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

         Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the table of contents in this prospectus supplement on page S-3 and the table of contents in the accompanying prospectus on page 3. You can find the definitions of capitalized terms that are used in this prospectus supplement under the caption "Glossary" beginning on page S-190 in this prospectus supplement and the definitions of capitalized terms that are used in the accompanying prospectus under the caption "Glossary" beginning on page 112 in the accompanying prospectus.

         In this prospectus supplement, the terms "depositor", "we" and "us" refer to Bear Stearns Commercial Mortgage Securities Inc.

         The series 2004-PWR3 certificates are not obligations of us or any of our affiliates.

                       WHERE YOU CAN FIND MORE INFORMATION

         We have filed with the SEC a registration statement, including the accompanying prospectus and a form of this prospectus supplement. The accompanying prospectus and this prospectus supplement do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in the accompanying prospectus and this prospectus supplement, you should refer to the registration statement and the exhibits to the registration statement. The registration statement and the exhibits to the registration statement can be inspected and copied at prescribed rates at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, may be viewed. The Internet address of the World Wide Web site is http://www.sec.gov.

         The SEC allows us to "incorporate by reference" information that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of the accompanying prospectus and this prospectus supplement. Information that we file later with the SEC will automatically update the information in the accompanying prospectus and this prospectus supplement. In all cases, you should rely on the later information over different information included in the accompanying prospectus or this prospectus supplement. We incorporate by reference any future annual, monthly and special reports and proxy materials filed with respect to the trust fund until we terminate offering the offered certificates. We have determined that our financial statements are not material to the offering of any of the offered certificates. See "Financial Information" in the accompanying prospectus. As a recipient of this prospectus supplement, you may request a copy of any document we incorporate by reference, except exhibits to the documents, unless the exhibits are specifically incorporated by reference, at no cost, by writing or calling: Bear Stearns Commercial Mortgage Securities Inc., 383 Madison Avenue, New York, New York 10179; Attention: J. Christopher Hoeffel, (212) 272-2000.

                              --------------------

                   NOTICES TO RESIDENTS OF THE UNITED KINGDOM

         The trust fund described in this prospectus supplement is a collective investment scheme as defined in the Financial Services and Markets Act 2000 ("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved by the United Kingdom's Financial Services Authority and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"); and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in participating in unregulated collective investment schemes, or (iii) are persons falling within Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act 2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all such persons together being referred to as "PCIS Persons" and, together with the FPO Persons, the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

         Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund described in this prospectus supplement and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                              --------------------

                      DEALER PROSPECTUS DELIVERY OBLIGATION

         Until 90 days after the date of this prospectus supplement, all dealers effecting transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                              --------------------

                                     SUMMARY


         The following summary is a short description of the main terms of the offered certificates and the pooled mortgage loans. This summary does not contain all of the information that may be important to you. To fully understand the terms of the offered certificates and the pooled mortgage loans, you will need to read both this prospectus supplement and the accompanying prospectus.

                  OVERVIEW OF THE SERIES 2004-PWR3 CERTIFICATES

         The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as the series 2004-PWR3 Commercial Mortgage Pass-Through Certificates. The series 2004-PWR3 certificates will consist of 22 classes. The immediately following table identifies and specifies various characteristics for those classes of series 2004-PWR3 certificates that bear interest.

         SERIES 2004-PWR3 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                                         APPROX.
                                      INITIAL TOTAL    APPROX. %
                          APPROX. %     PRINCIPAL     OF INITIAL       PASS-        INITIAL    WEIGHTED
                            TOTAL        BALANCE       MORTGAGE       THROUGH        PASS-      AVERAGE   PRINCIPAL /
              RATINGS      CREDIT      OR NOTIONAL       POOL           RATE        THROUGH      LIFE       NOTIONAL
  CLASS      FITCH/S&P     SUPPORT       AMOUNT         BALANCE     DESCRIPTION       RATE      (YEARS)      WINDOW
--------    ----------   -----------  -------------   ----------   -------------  ----------  ---------- -------------
Offered Certificates
A-1           AAA/AAA       13.000%     $186,500,000    16.825%        Fixed       3.236%        3.796    04/04-01/09
A-2           AAA/AAA       13.000%     $150,000,000    13.532%        Fixed       3.869%        5.425    01/09-11/10
A-3           AAA/AAA       13.000%     $158,000,000    14.254%        Fixed       4.487%        8.065    11/10-05/13
A-4           AAA/AAA       13.000%     $469,869,000    42.389%        Fixed       4.715%        9.618    05/13-01/14
B              AA/AA        10.625%      $26,326,000     2.375%       WAC Cap      4.810%        9.818    01/14-02/14
C             AA-/AA-        9.500%      $12,471,000     1.125%       WAC Cap      4.850%        9.897    02/14-02/14
D               A/A          8.000%      $16,627,000     1.500%       WAC Cap      4.889%        9.897    02/14-02/14
E              A-/A-         7.125%       $9,699,000     0.875%       WAC Cap      4.998%        9.897    02/14-02/14

Certificates Not Offered
X-1           AAA/AAA        N/A      $1,108,470,769      N/A       Variable IO    0.072%        8.026    04/04-01/24
X-2           AAA/AAA        N/A      $1,072,357,000      N/A       Variable IO    1.337%        5.691    03/05-03/12
F            BBB+/BBB+     5.750%        $15,241,000      1.375%      WAC Cap      5.199%        9.929    02/14-03/14
G             BBB/BBB      4.750%        $11,085,000      1.000%      WAC Cap      5.305%        9.981    03/14-03/14
H            BBB-/BBB-     3.500%        $13,856,000      1.250%        WAC        5.730%       10.014    03/14-09/14
J             BB+/BB+      3.250%         $2,771,000      0.250%      WAC Cap      5.025%       10.910    09/14-07/15
K              BB/BB       2.750%         $5,542,000      0.500%      WAC Cap      5.025%       11.609    07/15-11/15
L             BB-/BB-      2.125%         $6,928,000      0.625%      WAC Cap      5.025%       12.568    11/15-10/17
M              B+/B+       1.625%         $5,543,000      0.500%      WAC Cap      5.025%       13.703    10/17-07/18
N               B/B        1.375%         $2,771,000      0.250%      WAC Cap      5.025%       14.520    07/18-10/18
P              B-/B-       1.125%         $2,771,000      0.250%      WAC Cap      5.025%       14.564    10/18-10/18
Q               N/A        0.000%        $12,470,769      1.125%      WAC Cap      5.025%       16.031    10/18-01/24

         In reviewing the foregoing table, prospective investors should note that--

         o The class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates are the only series 2004-PWR3 certificates with principal balances. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the pooled mortgage loans.

         o The class X-1 and X-2 certificates do not have principal balances. They are interest only certificates and each of those classes will accrue interest on a notional amount.

          o The class X-1 and X-2 certificates will constitute separate classes of certificates but we present those classes in this prospectus supplement as if they were a single class of certificates designated the class X certificates. The class X-1 and X-2 certificates will collectively entitle their holders to the same total rights and payments as described in this prospectus supplement with respect to the class X certificates.

          o For purposes of calculating the amount of accrued interest on the class X certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P
               and Q certificates outstanding from time to time.

          o The actual total principal balance or notional amount, as applicable, of any class of series 2004-PWR3 certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

          o The ratings shown in the table are those of Fitch, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively. The rated final distribution date for the offered certificates is the distribution date in February 2041. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the likelihood or frequency of voluntary or involuntary prepayments, the possibility that you might suffer a lower than expected yield, the likelihood of receipt of prepayment premiums or yield maintenance charges, any allocation of prepayment interest shortfalls, the likelihood of collection of default interest, or the tax treatment of the certificates or the trust fund.

          o The percentages indicated under the column "Approx. % of Credit Support" with respect to the class A-1, A-2, A-3 and A-4 certificates represent the approximate credit support for the class A-1, A-2, A-3 and A-4 certificates, collectively.

          o Each class of series 2004-PWR3 certificates identified in the table as having a "Fixed" pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

          o Each class of series 2004-PWR3 certificates identified in the table as having a "WAC Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

               (a) the initial pass-through rate identified in the table with respect to that class, and

               (b) the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans from time to time.

          o Each class of series 2004-PWR3 certificates identified in the table as having a "WAC" pass-through rate will have a variable pass-through rate equal to the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans from time to time.

          o Each class of series 2004-PWR3 certificates identified in the table as having a "Variable IO" pass-through rate will have a variable pass-through rate that is calculated by reference to, among other things, the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans.

          o The initial pass-through rates listed for the class X-1 certificates, the class X-2 certificates and each class of series 2004-PWR3 certificates identified in the table as having a WAC pass-through rate are approximate.

          o The pass-through rate applicable to the class X certificates will be variable and will be equal (in the aggregate) to the excess, if any, of--

               1. the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans from time to time, over

               2. the weighted average of the pass-through rates from time to time on the classes of series 2004-PWR3 certificates with principal balances.

          o As to any given class of offered certificates with a principal balance, the weighted average life is the average amount of time in years between the assumed settlement date for the offered certificates and the payment of each dollar of principal of that class of offered certificates.

          o As to the class X-1 and X-2 certificates, the weighted average life is the average amount of time in years between the assumed settlement date for the offered certificates and the reduction of each dollar of its notional amount.

          o As to any given class of certificates with a principal balance, the principal window is the period during which holders of those certificates would receive distributions of principal.

          o As to the class X-1 and X-2 certificates, the notional window is the period during which the notional amount would be reduced.

          o The weighted average lives and principal/notional windows for the respective classes of the offered certificates and the class X-1 and X-2 certificates have been calculated based on, among others, the assumptions that (i) each pooled mortgage loan with an anticipated repayment date is paid in full on that date, (ii) no pooled mortgage loan is otherwise prepaid prior to maturity (0%
               CPR), (iii) no defaults or losses occur with respect to the pooled mortgage loans and (iv) no extensions of maturity dates of mortgage loans occur. See "Yield and Maturity Considerations--Weighted Average Life" in this prospectus supplement.

          o The series 2004-PWR3 certificates will also include the class R and V certificates, which are not presented in the table. The class R and V certificates do not have principal balances or notional amounts and do not accrue interest. The class R and V certificates are not offered by this prospectus supplement.

          o When we refer to the "adjusted net mortgage interest rate" of a pooled mortgage loan in the bullets above, we mean the mortgage interest rate for that pooled mortgage loan in effect as of the date of initial issuance of the series 2004-PWR3 certificates--

               o net of the sum of the rates at which the related master servicing fee, the servicer report administrator fee and the trustee fee accrue (and, in the case of each pooled mortgage loan principally serviced under a non-series 2004-PWR3 pooling and servicing agreement, the rate at which any similar administrative fees under that agreement accrue),

               o without regard to any increase in the mortgage interest rate that may occur in connection with a default,

               o without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the series 2004-PWR3 certificates,

               o if that pooled mortgage loan has an anticipated repayment date, without regard to any increase in the mortgage interest rate that may occur if the mortgage loan is not repaid in full on or before that anticipated repayment date, and

               o if that pooled mortgage loan accrued interest on the basis of the actual number of days during each one-month accrual period in a year assumed to consist of 360 days, as that net mortgage interest rate may be adjusted in the manner described in this prospectus supplement for purposes of calculating the pass-through rates of the various classes of interest-bearing series 2004-PWR3 certificates.

                                RELEVANT PARTIES

DEPOSITOR..........................................  We, Bear Stearns Commercial Mortgage Securities Inc., are establishing the trust fund that will issue the offered certificates. Our principal executive offices are located at 383 Madison Avenue, New York, New
                                                     York 10179, and our telephone number is (212) 272-2000. All of the statements that we make in this prospectus supplement are ours alone and do not constitute statements by any of the master servicers, the special servicers, the trustee, the fiscal agent, the certificate administrator, the underwriters, the mortgage loan sellers or any other person.

MASTER SERVICERS...................................  Prudential Asset Resources, Inc. with respect to those pooled mortgage loans sold by Prudential Mortgage Capital Funding, LLC to us for deposit into the trust fund and the non-pooled mortgage loans that will not be deposited into the trust but that, together with two of the pooled mortgage loans, are secured by the mortgaged properties identified on Appendix B to this prospectus supplement as the Lion
                                                     Industrial Portfolio.

                                                     Wells Fargo Bank, National Association with respect to those pooled mortgage loans sold by it and Bear Stearns Commercial Mortgage, Inc.
                                                     to us for deposit into the trust fund, except as discussed under
                                                     "--Two Commerce Square, Trinity Centre and Carmel Mountain Plaza
                                                     Master Servicers, Special Servicers and Other Noteholders" below. See
                                                     "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling
                                                     and Servicing Agreement--The Initial Master Servicers and the Initial
                                                     Special Servicers" and "Servicing of the Non-Trust-Serviced Pooled
                                                     Mortgage Loans". Wells Fargo Bank, National Association also will act as certificate administrator, tax administrator and certificate registrar under the series 2004-PWR3 pooling and servicing agreement.

                                                     One master servicer, called the servicer report administrator, will be responsible for the assembly and combination of various reports prepared by the special servicers and the other master servicer.

                                                     When we refer in this prospectus supplement to a master servicer in relation to one or more of the mortgage loans, we mean the applicable master servicer for those mortgage loans as identified above.



                                      S-9

SPECIAL SERVICERS..................................  ARCap Servicing, Inc. with respect to all of the pooled mortgage loans, except for the pooled mortgage loans and the non-pooled mortgage loans that are together secured by the mortgaged properties identified on Appendix B to this prospectus supplement as the Lion
                                                     Industrial Portfolio and except as discussed under "--Two Commerce
                                                     Square, Trinity Centre and Carmel Mountain Plaza Master Servicers,
                                                     Special Servicers, and Other Noteholders" below. In this prospectus supplement, we sometimes refer to ARCap Servicing, Inc. in that capacity as the general special servicer.

                                                     Prudential Asset Resources, Inc., with respect to the pooled mortgage loans and the non-pooled mortgage loans that are together secured by the mortgaged properties identified on Appendix B to this prospectus supplement as the Lion Industrial Portfolio mortgaged properties. In this prospectus supplement, we sometimes refer to Prudential Asset
                                                     Resources, Inc. in that capacity as the Lion Industrial Portfolio special servicer.

                                                     When we refer in this prospectus supplement to a special servicer in relation to one or more of the mortgage loans, we mean the applicable special servicer for those mortgage loans as identified above.

CERTIFICATE ADMINISTRATOR AND
TAX ADMINISTRATOR..................................  Wells Fargo Bank, National Association, which will also act as the certificate registrar and as one of the master servicers.

TRUSTEE............................................  LaSalle Bank National Association, a national banking association, will act as the initial trustee on behalf of all the series 2004-PWR3 certificateholders. See "Description of the Offered Certificates--The
                                                     Initial Trustee" in this prospectus supplement. Following the transfer of the mortgage loans into the trust, the trustee, on behalf of the trust, will become the mortgagee of record under each underlying mortgage loan, except as discussed under "--Two Commerce Square,
                                                     Trinity Centre and Carmel Mountain Plaza Master Servicers, Special
                                                     Servicers, and Other Noteholders" below.

FISCAL AGENT.......................................  ABN AMRO Bank N.V.

MORTGAGE LOAN SELLERS..............................  Prudential Mortgage Capital Funding, LLC, as to 49 pooled mortgage loans, representing 41.65% of the initial mortgage pool balance.

                                                     Bear Stearns Commercial Mortgage, Inc., as to 36 pooled mortgage loans, representing 31.58% of the initial mortgage pool balance.

                                                     Wells Fargo Bank, National Association, as to 31 pooled mortgage loans, representing 26.77% of the initial mortgage pool balance.

                                      S-10

UNDERWRITERS.......................................  Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith
                                                     Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services,
                                                     LLC are the underwriters of this offering. Bear, Stearns & Co. Inc.
                                                     and Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as co-lead and co-bookrunning managers. Goldman, Sachs & Co. and Wells
                                                     Fargo Brokerage Services, LLC will be co-managers.

CONTROLLING CLASS OF
SERIES 2004-PWR3 CERTIFICATEHOLDERS................  At any time of determination, the holders of the most subordinate class of series 2004-PWR3 certificates, exclusive of the X, R and V classes, that has a total principal balance at least equal to 25% of the total initial principal balance of that class. However, if no class of series 2004-PWR3 certificates, exclusive of the X, R and V classes, then has a total principal balance at least equal to 25% of the total initial principal balance of that class, then the controlling class of series 2004-PWR3 certificateholders will be the holders of the most subordinate class of series 2004-PWR3
                                                     certificates, exclusive of the X, R and V classes, that has a total principal balance greater than zero. For purposes of determining the controlling class of series 2004-PWR3 certificateholders, the class
                                                     A-1, A-2, A-3 and A-4 certificates will be considered a single class.
                                                     The class Q certificates will be the initial series 2004-PWR3 controlling class.

SERIES 2004-PWR3 CONTROLLING CLASS
REPRESENTATIVE.....................................  The holders of certificates representing a majority interest in the controlling class of the series 2004-PWR3 certificates will be entitled to appoint a representative that, subject to the conditions and exceptions described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--The Series
                                                     2004-PWR3 Controlling Class Representative", "--The Lion Industrial
                                                     Portfolio Non-Pooled Subordinate Noteholder" and "--Replacement of the
                                                     Special Servicers" in this prospectus supplement, may--

                                                     o    replace the general special servicer, and

                                                     o    direct the general special servicer with respect to various special servicing matters as to the pooled mortgage loans other than the pooled mortgage loans secured by the Lion Industrial
                                                          Portfolio mortgaged properties and, except in limited
                                                          circumstances, other than the pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this
                                                          prospectus supplement as Two Commerce Square, Trinity Centre and
                                                          Carmel Mountain Plaza.

                                                     The series 2004-PWR3 controlling class representative will not have the right to replace or direct the Lion Industrial Portfolio special servicer unless a Lion Industrial Portfolio Change of Control Event exists. See "--The Lion Industrial Portfolio Non-Pooled Subordinate
                                                     Noteholder". With respect to the pooled mortgage loans secured by the mortgaged

                                      S-11

                                                     properties identified on Appendix B to this prospectus supplement as
                                                     Two Commerce Square, Trinity Centre and Carmel Mountain Plaza, each of which loans is part of a split loan pari passu structure comprising a pooled mortgage loan and a non-pooled mortgage loan that are both serviced and administered primarily under a pooling and servicing agreement for other commercial mortgage securitizations as described below, the series 2004-PWR3 controlling class representative will generally not have the right to replace or direct the applicable special servicer for those loans under the related other pooling and servicing agreement, except for certain consultation rights granted to the series 2004-PWR3 controlling class representative pursuant to the related intercreditor agreement or the other applicable pooling and servicing agreement.

                                                     It is expected that ARCap REIT, Inc. will be the initial
                                                     representative of the series 2004-PWR3 controlling class.

LION INDUSTRIAL PORTFOLIO NON-POOLED
SUBORDINATE NOTEHOLDER.............................  The mortgaged properties identified on Appendix B to this prospectus supplement as the Lion Industrial Portfolio secure two pooled mortgage loans that are pari passu in right of payment with each other and have an aggregate cut-off date principal balance of $92,800,000, representing 8.37% of the initial mortgage pool balance, and two related non-pooled mortgage loans that have an aggregate cut-off date principal balance of $92,800,000 which are not included in the trust and are subordinate in right of payment to the two pooled mortgage loans. The noteholders have executed an intercreditor agreement, which provides that all of the mortgage loans secured by the Lion Industrial
                                                     Portfolio mortgaged properties will be serviced under the series
                                                     2004-PWR3 pooling and servicing agreement by the applicable master servicer and the Lion Industrial Portfolio special servicer, in general, as if each such mortgage loan were a pooled mortgage loan
                                                     (although none of the applicable master servicer, the trustee or the fiscal agent will be obligated to make monthly debt service advances on the non-pooled subordinate mortgage loans). Subject to the conditions and exceptions described under "Servicing of the Mortgage
                                                     Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--The
                                                     Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" in this prospectus supplement, the holder of the related subordinate non-pooled mortgage loans will have the rights (directly or through one or more representatives), among others, to --

                                                     o    replace the Lion Industrial Portfolio special servicer,

                                                     o    direct the Lion Industrial Portfolio special servicer with respect to various special servicing matters as to the Lion
                                                          Industrial Portfolio pooled mortgage loans and the related subordinate non-pooled mortgage loans,

                                      S-12

                                                     o    direct the applicable master servicer or a primary servicer with respect to various servicing matters as to those mortgage loans,

                                                     o    if Prudential Asset Resources, Inc. is no longer the master servicer for those mortgage loans, require the appointment of, and replace the primary servicer for, those mortgage loans
                                                          (subject to the satisfaction of certain conditions),

                                                     o    cure any monetary event of default or other event of default that may be cured by the payment of money under those mortgage loans within 10 days after the later of its receipt of notice of that event of default or the expiration of the grace period that applies to the default, and

                                                     o    purchase the Lion Industrial Portfolio pooled mortgage loans following a material default (subject to limitations and the satisfaction of certain conditions).


                                      S-13


TWO COMMERCE SQUARE, TRINITY
CENTRE AND CARMEL MOUNTAIN
PLAZA MASTER SERVICERS, SPECIAL
SERVICERS AND OTHER NOTEHOLDERS....................  The mortgaged properties identified on Appendix B to this prospectus supplement as Two Commerce Square, Trinity Centre and Carmel Mountain
                                                     Plaza each secures both a pooled mortgage loan having a cut-off date principal balance of $64,711,587, $39,400,000 and $35,167,333, respectively, representing 5.84%, 3.55% and 3.17%, respectively, of the initial mortgage pool balance, as well as a non-pooled mortgage loan that is pari passu in right of payment with the related pooled mortgage loan, has a cut-off date principal balance of $64,711,587,
                                                     $59,100,000 and $35,167,333, respectively, and has the same mortgage interest rate, maturity date and amortization term as the related pooled mortgage loan. Each of those non-pooled mortgage loans has been included in Morgan Stanley Capital I Inc., Commercial Mortgage
                                                     Pass-Through Certificates, Series 2003-IQ5 (in the case of the Two
                                                     Commerce Square non-pooled mortgage loan), Morgan Stanley Capital I
                                                     Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13
                                                     (in the case of the Trinity Centre non-pooled mortgage loan) or Bear
                                                     Stearns Commercial Mortgage Securities Inc., Commercial Mortgage
                                                     Pass-Through Certificates, Series 2003-PWR2 (in the case of the Carmel
                                                     Mountain Plaza non-pooled mortgage loan). The respective noteholders of the Two Commerce Square, the Trinity Centre and the Carmel Mountain
                                                     Plaza mortgage loans have executed intercreditor agreements pursuant to which both the applicable pooled mortgage loan and the non-pooled mortgage loan will be serviced and administered primarily under the applicable other pooling and servicing agreement for the commercial mortgage securitization trust that holds that non-pooled mortgage loan. In each case:

                                                     o    the applicable other pooling and servicing agreement provides for servicing arrangements that are similar but not identical to those under the series 2004-PWR3 pooling and servicing agreement;

                                                     o    the applicable trustee under the applicable other pooling and servicing agreement will, in that capacity, be the mortgagee of record with respect to the mortgaged property securing that pair of pooled and non-pooled mortgage loans;

                                                     o    the applicable master servicer and the applicable special
                                                          servicer for the related non-pooled mortgage loan under the applicable other pooling and servicing agreement will, in that respective capacity, be the master servicer or the special servicer, as the case may be, of the related pooled mortgage loan that is owned by the series 2004-PWR3 trust fund (subject to resignation or removal pursuant to and in accordance with the provisions of that other pooling and servicing agreement);

                                      S-14

                                                     o    a particular group or class of securityholders in connection with the related other securitization or its or their designee or representative will generally be entitled to replace the
                                                          applicable special servicer of the pair of mortgage loans under that other pooling and servicing agreement and to direct that special servicer with respect to various special servicing matters involving the related pair of mortgage loans;

                                                     o    in general, none of the series 2004-PWR3 trustee, the series
                                                          2004-PWR3 controlling class representative and the parties to the series 2004-PWR3 pooling and servicing agreement (in those respective capacities) will have the right to replace or direct the applicable special servicer for those loans under the related other pooling and servicing agreement, except for certain
                                                          consultation rights granted to the series 2004-PWR3 controlling class representative and (in connection with directing the applicable special servicer with regard to the pooled mortgage loan secured by the mortgaged properties identified on Appendix B to this prospectus supplement as Two Commerce Square) the
                                                          applicable special servicer pursuant to the related intercreditor agreement; and

                                                     o    one or more parties specified in the applicable other pooling and servicing agreement (which parties do not include the parties to the series 2004-PWR3 pooling and servicing agreement in their respective capacities under that agreement) has an assignable option, following certain events, including the transfer to special servicing of the applicable mortgage loans and the occurrence of certain monetary events of default, to purchase both (and only both) the pooled mortgage loan and the related non-pooled mortgage loan for an aggregate price determined by the special servicer under that other agreement to represent the fair value of those mortgage loans.

                                                     See "Servicing of the Non-Trust-Serviced Pooled Mortgage Loans" in
                                                     this prospectus supplement.

                                                     Notwithstanding the foregoing, references in this prospectus supplement to the trustee, fiscal agent, applicable master servicer and applicable special servicer will mean the trustee, fiscal agent, applicable master servicer and applicable special servicer, respectively, under the series 2004-PWR3 pooling and servicing agreement unless the context clearly indicates otherwise.

                          SIGNIFICANT DATES AND PERIODS

CUT-OFF DATE.......................................  The pooled mortgage loans will be considered part of the trust fund as of their respective cut-off dates. The cut-off date with respect to each pooled mortgage loan is the due date for the monthly debt service payment that is due in March 2004 (or,

                                      S-15

                                                     in the case of any mortgage loan that has its first due date in April
                                                     2004, the date that would have been its due date in March 2004 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month). All payments and collections received on the pooled mortgage loans after their respective cut-off dates, excluding any payments or collections that represent amounts due on or before that date, will belong to the trust fund.

ISSUE DATE.........................................  The date of initial issuance for the series 2004-PWR3 certificates will be on or about March 18, 2004.

DETERMINATION DATE.................................  The monthly cut-off for information regarding the pooled mortgage loans that must be reported to the holders of the series 2004-PWR3 certificates on any distribution date will be the close of business on the determination date in the same calendar month as that distribution date. In any given calendar month, the determination date will be the fifth business day prior to the related distribution date.

DISTRIBUTION DATE..................................  Distributions on the series 2004-PWR3 certificates are scheduled to occur monthly, commencing in April 2004. In any given month, the distribution date will be the 11th calendar day of that month, or, if the 11th calendar day of that month is not a business day, then the next succeeding business day.

RECORD DATE........................................  The record date for each monthly distribution on the series 2004-PWR3 certificates will be the last business day of the prior calendar month, except that the final distribution on any series 2004-PWR3 certificate will only be made upon the presentation and surrender of that certificate at the location to be specified in a notice of the pendency of that final distribution.

COLLECTION PERIOD..................................  Amounts available for distribution on the series 2004-PWR3 certificates on any distribution date will depend on the payments and other collections received on or with respect to the pooled mortgage loans during the related collection period, and any advances of payments due (without regard to grace periods) on or with respect to the pooled mortgage loans in the month in which the distribution date occurs. In general, each collection period--

                                                     o    will relate to a particular distribution date,

                                                     o    will be approximately (although not always exactly) one month long,

                                                     o    will begin when the prior collection period ends or, in the case of the first collection period, will begin as of the respective cut-off dates for the mortgage loans, and

                                                     o    will end at the close of business on the determination date immediately preceding the related distribution date.



                                      S-16

INTEREST ACCRUAL PERIOD............................  The amount of interest payable with respect to each series 2004-PWR3 interest-bearing certificate on each distribution date will depend on, among other things, the interest accrued on that certificate during the interest accrual period for that distribution date. The interest accrual period for each distribution date will be the calendar month immediately preceding the month in which that distribution date occurs.

ASSUMED FINAL DISTRIBUTION DATES...................  The distribution date on which each class of offered certificates is expected to be paid in full, assuming no delinquencies, losses, modifications, extensions of maturity dates, repurchases or, except as contemplated by the next sentence, prepayments of the pooled mortgage loans after the initial issuance of the certificates, is set forth opposite that class in the table below. For purposes of the table, each pooled mortgage loan with an anticipated repayment date is assumed to repay in full on its anticipated repayment date.






                                      S-17



                                                                                              MONTH OF
                                                                                           ASSUMED FINAL
                                                                CLASS                    DISTRIBUTION DATE
                                                     ---------------------------  -----------------------------
                                                                 A-1                        January 2009
                                                                 A-2                       November 2010
                                                                 A-3                          May 2013
                                                                 A-4                        January 2014
                                                                  B                        February 2014
                                                                  C                        February 2014
                                                                  D                        February 2014
                                                                  E                        February 2014

RATED FINAL DISTRIBUTION DATE......................  The ratings of each class of offered certificates address the likelihood of the timely payment of interest and the ultimate payment of principal, if any, due on the certificates of that class on or before the distribution date in February 2041.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL............................................  The trust fund will issue 22 classes of the series 2004-PWR3 certificates with an approximate total principal balance at initial issuance equal to $1,108,470,769. Eight of those classes of the series
                                                     2004-PWR3 certificates are being offered by this prospectus supplement. The remaining classes of the series 2004-PWR3 certificates will be offered separately in a private offering.

                                                     The classes offered by this prospectus supplement are:

                                                     o    class A-1, A-2, A-3 and A-4,

                                                     o    class B,

                                                     o    class C,

                                                     o    class D, and

                                                     o    class E.

                                                     Distributions on the offered certificates will be made solely from collections on the pooled mortgage loans. The offered certificates are mortgage-backed securities issued by the trust fund. The offered certificates are not obligations of us, any of the mortgage loan sellers, any of the underwriters, the certificate administrator, the trustee, either of the master servicers, either of the special servicers, the fiscal agent, any of their respective affiliates or any other person, and are not guaranteed or insured by any person, including any private or governmental insurer.

                                                     We will create the trust fund, and the offered certificates will be issued, under a pooling and servicing agreement to be dated as of
                                                     March 1, 2004, between us, the master servicers, the special servicers, the certificate administrator, the trustee, the fiscal agent and the holder of the Lion Industrial Portfolio

                                      S-18

                                                     non-pooled subordinate mortgage loans. The holders of the non-pooled mortgage loans (other than the Lion Industrial Portfolio non-pooled subordinate mortgage loans) that we describe in this prospectus supplement will be beneficiaries of various provisions of the series
                                                     2004-PWR3 pooling and servicing agreement that relate to or affect those loans.

DENOMINATIONS......................................  We intend to deliver the offered certificates in minimum denominations of $25,000, in the case of the class A-1, A-2, A-3 and A-4 certificates, and $100,000, in the case of the class B, C, D and E certificates. Investments in excess of the minimum denominations may be made in multiples of $1.

CLEARANCE AND SETTLEMENT...........................  You will hold your offered certificates in book-entry form through The
                                                     Depository Trust Company, in the United States, or Clearstream
                                                     Banking, societe anonyme or The Euroclear System, in Europe. As a result, you will not receive a fully registered physical certificate representing your interest in any offered certificate, except under the limited circumstances described under "Description of the Offered
                                                     Certificates--Delivery, Form and Denominations" in this prospectus supplement and "Description of the Certificates--Book-Entry
                                                     Registration and Definitive Certificates" in the accompanying prospectus. We may elect to terminate the book-entry system through
                                                     DTC with respect to all or any portion of any class of offered certificates.

CERTIFICATE PRINCIPAL BALANCES
AND CERTIFICATE NOTIONAL AMOUNTS...................  The class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P
                                                     and Q certificates will be the series 2004-PWR3 certificates with principal balances and are sometimes referred to as the series
                                                     2004-PWR3 principal balance certificates. The table appearing under the caption "--Overview of the Series 2004-PWR3 Certificates" above identifies the approximate total principal balance of each class of series 2004-PWR3 principal balance certificates at initial issuance.
                                                     The actual total principal balance of any class of series 2004-PWR3 principal balance certificates at initial issuance may be larger or smaller than the amount shown in that table, depending on, among other things, the actual size of the initial mortgage pool balance. The actual size of the initial mortgage pool balance may be as much as 5%
                                                     larger or smaller than the amount presented in this prospectus supplement. The total principal balance of each class of series
                                                     2004-PWR3 principal balance certificates will be reduced on each distribution date by the amount of any distributions of principal actually made on, and any losses actually allocated to, that class of certificates on that distribution date.

                                                     The class X certificates will not have principal balances. For purposes of calculating the amount of accrued interest with respect to those certificates, however, the class X certificates will have a total notional amount equal to the total principal balance of the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
                                                     certificates outstanding from time to


                                      S-19

                                                     time. The respective total initial notional amounts of the class X-1 and X-2 certificates are shown in the table appearing under the caption "--Overview of the Series 2004-PWR3 Certificates" above. The actual total notional amount of the class X certificates at initial issuance may be larger or smaller than the amount shown in that table, depending on the actual size of the initial mortgage pool balance. The total notional amount of the class X certificates will be reduced on each distribution date by the amount of any distributions of principal actually made on, and any losses actually allocated to, any one or more classes of the series 2004-PWR3 principal balance certificates on that distribution date.

                                                     The class R certificates will not have principal balances or notional amounts. They will be residual interest certificates. The holders of the class R certificates are not expected to receive any material distributions.

                                                     The class V certificates will not have principal balances or notional amounts. They will entitle holders to certain additional interest that may accrue with respect to the pooled mortgage loans that have anticipated repayment dates.

PASS-THROUGH RATES.................................  The class A-1, A-2, A-3, A-4, X, B, C, D, E, F, G, H, J, K, L, M, N, P
                                                     and Q certificates will be the series 2004-PWR3 certificates that bear interest and are sometimes referred to as the series 2004-PWR3 interest-bearing certificates. The table appearing under the caption
                                                     "--Overview of the Series 2004-PWR3 Certificates" above provides the indicated information regarding the pass-through rate at which each of those classes of the series 2004-PWR3 certificates will accrue interest.

                                                     The pass-through rates for the class A-1 , A-2, A-3 and A-4 certificates will, in the case of each of these classes, be fixed at the rate per annum identified in the table appearing under the caption
                                                     "--Overview of the Series 2004-PWR3 Certificates" above as the initial pass-through rate for that class.

                                                     The pass-through rates for the class B, C, D, E, F, G, J, K, L, M, N,
                                                     P and Q certificates will, in the case of each of these classes, be a variable rate that, with respect to any interest accrual period, is equal to the lesser of:

                                                     o    the rate per annum identified in the table appearing under the caption "--Overview of the Series 2004-PWR3 Certificates" above as the initial pass-through rate for that class; and

                                                     o    the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans for the related distribution date.

                                                     The pass-through rate for the class H certificates will be a variable rate that, with respect to any interest accrual period, is

                                      S-20

                                                     equal to a weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans for the related distribution date.

                                                     The pass-through rate for the class X certificates (in the aggregate)
                                                     will be a variable rate that, with respect to any interest accrual period, is equal to:

                                                     o    a weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans for the related distribution date, over

                                                     o    a weighted average of the respective pass-through rates for the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P
                                                          and Q certificates for that interest accrual period.

                                                     The class R and V certificates will not have pass-through rates and will not accrue interest.

                                                     When we refer to the "adjusted net mortgage interest rate" of a pooled mortgage loan in this "Pass-Through Rates" section, we mean the net mortgage interest rate for that pooled mortgage loan as calculated and adjusted in the manner described in the final bullet point under
                                                     "--Overview of the Series 2004-PWR3 Certificates" above.

DISTRIBUTIONS

A.  GENERAL........................................  The certificate administrator will make distributions of interest and, if and when applicable, principal to the following classes of series
                                                     2004-PWR3 certificateholders, in the following order:

                                                                PAYMENT ORDER                   CLASS
                                                     -----------------------------     ------------------------
                                                                     1st               A-1, A-2, A-3, A-4 and X
                                                                     2nd                          B
                                                                     3rd                          C
                                                                     4th                          D
                                                                     5th                          E
                                                                     6th                          F
                                                                     7th                          G
                                                                     8th                          H
                                                                     9th                          J
                                                                     10th                         K
                                                                     11th                         L
                                                                     12th                         M
                                                                     13th                         N
                                                                     14th                         P
                                                                     15th                         Q

                                                     Allocation of interest distributions among the class A-1, A-2, A-3,
                                                     A-4 and X certificates will be pro rata based on the respective amounts of interest distributable on each. Allocation of principal distributions between the class A-1, A-

                                      S-21

                                                     2, A-3 and A-4 certificates is described under "--Distributions of
                                                     Principal" below. The class X certificates do not have principal balances and do not entitle their holders to distributions of principal.

                                                     See "Description of the Offered Certificates--Distributions--Priority
                                                     of Distributions" in this prospectus supplement.

B.  DISTRIBUTIONS OF INTEREST......................  Each class of series 2004-PWR3 certificates, other than the class R and V certificates, will bear interest. With respect to each interest-bearing class, interest will accrue during each interest accrual period based upon:

                                                     o    the pass-through rate for that class and interest accrual period;

                                                     o    the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date; and

                                                     o    the assumption that each year consists of twelve 30-day months.

                                                     A whole or partial prepayment on a pooled mortgage loan, whether made by the related borrower or resulting from the application of insurance proceeds and/or condemnation proceeds, may not be accompanied by the amount of one full month's interest on the prepayment. As and to the extent described under "Description of the Offered
                                                     Certificates--Distributions--Interest Distributions" in this prospectus supplement, these shortfalls may be allocated to reduce the amount of accrued interest otherwise payable to the holders of all the series 2004-PWR3 principal balance certificates on a pro rata basis.

                                                     On each distribution date, subject to available funds and the distribution priorities described under "--General" above, you will be entitled to receive your proportionate share of all unpaid distributable interest accrued with respect to your class of offered certificates through the end of the related interest accrual period.

                                                     See "Description of the Offered Certificates--Distributions--Interest
                                                     Distributions" and "--Priority of Distributions" in this prospectus supplement.

C.  DISTRIBUTIONS OF PRINCIPAL.....................  Subject to--

                                                     o    available funds,

                                                     o    the distribution priorities described under "--General" above,
                                                          and

                                                     o    the reductions of principal balances described under
                                                          "--Reductions of Certificate Principal Balances in Connection
                                                          with Losses and Expenses" below,

                                      S-22

                                                     the holders of each class of offered certificates will be entitled to receive a total amount of principal over time equal to the total principal balance of their particular class at initial issuance.

                                                     The certificate administrator must make principal distributions in a specified sequential order to ensure that:

                                                     o    no payments of principal will be made to the holders of the class
                                                          B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates until, in the case of each of those classes, the total principal balance of all more senior classes of series 2004-PWR3 certificates is reduced to zero; and

                                                     o    except as described in the following paragraph, no distributions of principal will be made with respect to the class A-4
                                                          certificates until the total principal balance of the class A-1,
                                                          A-2 and A-3 certificates is reduced to zero, no distributions of principal will be made with respect to the class A-3 certificates until the total principal balance of the class A-1 and A-2 certificates is reduced to zero and no distributions of principal will be made with respect to the class A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero, as described in this prospectus supplement under
                                                          "Description of the Offered Certificates-- Distributions --
                                                          Principal Distributions".

                                                     Because of losses on the pooled mortgage loans, and/or default-related or other unanticipated expenses of the trust fund, the total principal balance of the class B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates could be reduced to zero at a time when two or more classes of the class A-1, A-2, A-3 and A-4 certificates remain outstanding. Under those circumstances, any distributions of principal on the class A-1, A-2, A-3 and A-4 certificates will be made on a pro rata basis in accordance with the relative sizes of their respective principal balances at the time of the distribution.

                                                     The total distributions of principal to be made on the series
                                                     2004-PWR3 certificates on any distribution date will, in general, be a function of--

                                                     o    the amount of scheduled payments of principal due or, in cases involving balloon loans that remain unpaid after their stated
                                                          maturity dates and mortgage loans as to which the related
                                                          mortgaged properties have been acquired on behalf of (or
                                                          partially on behalf of) the trust fund, deemed due, on the pooled mortgage loans during the same calendar month in which the subject distribution date occurs, which payments are either received as of the end of the related collection period or advanced by the applicable master servicer, the trustee or the fiscal agent, as applicable, and

                                      S-23

                                                     o    the amount of any prepayments and other unscheduled collections of previously unadvanced principal with respect to the pooled mortgage loans that are received during the related collection period.

                                                     However, if a master servicer, a special servicer, the trustee or the fiscal agent reimburses itself out of general collections on the mortgage pool for any advance that such party has determined is not recoverable out of collections on the related pooled mortgage loan, then that advance (together with accrued interest thereon) will be reimbursed first out of the principal portion of debt service advances of principal and payments and other collections of principal on all the pooled mortgage loans (thereby reducing the amount of principal otherwise distributable on the series 2004-PWR3 certificates on the related distribution date), prior to being reimbursed out of payments and other collections of interest on all the pooled mortgage loans. To the extent that the amount representing principal is insufficient to fully reimburse the party entitled to the reimbursement, then such party may elect at its sole option to defer the reimbursement of the portion that exceeds such amount (in which case interest will continue to accrue on the unreimbursed portion of the advance) to one or more future collection periods.

                                                     Additionally, in the event that any advance (including any interest accrued thereon) with respect to a defaulted pooled mortgage loan remains unreimbursed following the time that such pooled mortgage loan is modified and returned to performing status, the applicable master servicer, the trustee or the fiscal agent will be entitled to reimbursement for that advance (even though that advance is not deemed nonrecoverable), on a monthly basis, out of -- but solely out of --
                                                     the principal portion of debt service advances and payments and other collections of principal on all the pooled mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances and/or servicing advances as described in the prior paragraph (thereby reducing the amount of principal otherwise distributable on the series 2004-PWR3 certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over (and continue to accrue interest) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related pooled mortgage loan, then the applicable master servicer, the trustee, or the fiscal agent, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount



                                      S-24

                                                     equal to the portion of that advance that remains outstanding, plus accrued interest on the outstanding amount.

                                                     The pooling and servicing agreement will specify the manner in which funds received on the pooled mortgage loans are to be applied as among interest, principal and other amounts due under each mortgage loan that is serviced and administered primarily under that agreement. The pooling and servicing agreements for the pooled mortgage loans that are not serviced and administered under the series 2004-PWR3 pooling and servicing agreement contain similar but not identical provisions.

                                                     The class X, R and V certificates do not have principal balances. They do not entitle holders to any distributions of principal.

                                                     See "Description of the Offered Certificates--Distributions--Principal
                                                     Distributions" and "--Priority of Distributions" in this prospectus supplement.

D.  DISTRIBUTIONS OF YIELD MAINTENANCE
    CHARGES AND OTHER PREPAYMENT
    PREMIUMS.......................................  Any yield maintenance charge or prepayment premium collected in respect of a pooled mortgage loan generally will be distributed, in the proportions described in this prospectus supplement, to the holders of the class X certificates and/or to the holders of any class
                                                     A-1, A-2, A-3, A-4, B, C, D, E, F, G and/or H certificates then entitled to receive distributions of principal. See "Description of the Offered Certificates--Distributions--Distributions of Yield
                                                     Maintenance Charges and Prepayment Premiums" in this prospectus supplement.

REDUCTIONS OF CERTIFICATE PRINCIPAL
BALANCES IN CONNECTION WITH
LOSSES AND EXPENSES................................  Because of losses on the pooled mortgage loans and/or default-related and other unanticipated expenses of the trust fund, the total principal balance of the mortgage pool, net of advances of principal, may fall below the total principal balance of the series 2004-PWR3 certificates. If and to the extent that those losses and expenses cause such a deficit to exist following the distributions made on the series 2004-PWR3 certificates on any distribution date, then the principal balances of the following classes of series 2004-PWR3 certificates, generally will be sequentially reduced (without accompanying principal distributions) in the following order, until that deficit is eliminated:


                                      S-25


                                                              REDUCTION ORDER                     CLASS
                                                     --------------------------------   -----------------------
                                                                    1st                             Q
                                                                    2nd                             P
                                                                    3rd                             N
                                                                    4th                             M
                                                                    5th                             L
                                                                    6th                             K
                                                                    7th                             J
                                                                    8th                             H
                                                                    9th                             G
                                                                    10th                            F
                                                                    11th                            E
                                                                    12th                            D
                                                                    13th                            C
                                                                    14th                            B
                                                                    15th                  A-1, A-2, A-3 and A-4

                                                     Any reduction of the principal balances of the class A-1, A-2, A-3 and
                                                     A-4 certificates as described above will be made on a pro rata basis in accordance with the relative sizes of those principal balances at the time of the reduction.

                                                     Any reimbursements of advances determined to be nonrecoverable, and any payments of special servicing fees, liquidation fees, workout fees and/or advance interest, that are made in any collection period from advances or collections of principal that (in the absence of the reductions that we describe under the definition of "Principal
                                                     Distribution Amount" in the glossary to this prospectus supplement)
                                                     would otherwise be included in the total amount of principal distributable to certificateholders for the related distribution date will create a deficit (or increase an otherwise-existing deficit)
                                                     between the total principal balance of the mortgage pool (net of advances of principal) and the total principal balance of the series
                                                     2004-PWR3 certificates. The related reimbursements and payments made during any collection period will therefore generally result in the allocation of those amounts (in reverse sequential order in accordance with the loss allocation rules described above) to reduce the principal balances of the series 2004-PWR3 principal balance certificates (without accompanying principal distributions) on the distribution date for that collection period.

                                                     See "Description of the Offered Certificates--Reductions of
                                                     Certificate Principal Balances in Connection with Realized Losses and
                                                     Additional Trust Fund Expenses" in this prospectus supplement.

ADVANCES OF DELINQUENT MONTHLY
DEBT SERVICE PAYMENTS..............................  Except as described below in this "--Advances of Delinquent Monthly
                                                     Debt Service Payments" subsection, each master servicer will be required to make advances with respect to any delinquent scheduled monthly payments, other than balloon payments, of principal and/or interest due on the pooled

                                      S-26



                                                     mortgage loans for which it is the applicable master servicer. Except as described below in this "--Advances of Delinquent Monthly Debt
                                                     Service Payments" subsection, the applicable master servicer will be required to make advances for the pooled mortgage loans that are balloon loans and become defaulted upon their maturity dates, on the same amortization schedule as if the maturity date had not occurred.
                                                     In addition, the trustee must make any of those advances that a master servicer is required, but fails, to make, and the fiscal agent must make any of those advances that the trustee is required, but fails, to make. As described under "Description of the Offered
                                                     Certificates--Advances of Delinquent Monthly Debt Service Payments" in
                                                     this prospectus supplement, any party that makes an advance will be entitled to be reimbursed for the advance, together with interest at the prime rate described in that section of this prospectus supplement. However, interest will commence accruing on any monthly debt service advance made in respect of a scheduled monthly debt service payment only on the date on which any applicable grace period for that payment expires.

                                                     Notwithstanding the foregoing, none of the master servicers, the trustee or the fiscal agent will be required to make any advance that it determines, in its reasonable, good faith judgment, will not be recoverable (together with interest on the advance) from proceeds of the related mortgage loan. In addition, none of the master servicers, the trustee or the fiscal agent will make any advances that the applicable special servicer determines in accordance with the servicing standard will not be recoverable (together with interest on the advance) from proceeds of the related mortgage loan. The trustee and fiscal agent will be entitled to conclusively rely on any recoverability determination made by a master servicer. In the case of the Two Commerce Square, Trinity Centre and Carmel Mountain Plaza
                                                     pooled mortgage loans, each of which loans is serviced under the pooling and servicing agreement for another commercial mortgage securitization, each of the applicable master servicer and the comparable party under the other pooling and servicing agreement may independently make its own decision as to the nonrecoverability of any debt service advance in respect of its loan, provided, however, that if such master servicer or comparable party makes a determination that such advance would be nonrecoverable, then neither the applicable master servicer nor the comparable party may make such an advance with respect to the related pooled mortgage loan or related non-pooled pari passu companion loan, as the case may be. Absent bad faith, the determination by any authorized person that an advance constitutes a nonrecoverable advance as described above will be conclusive and binding.

                                                     In addition, if any of the adverse events or circumstances that we refer to under "Servicing of the Mortgage Loans Under the Series
                                                     2004-PWR3 Pooling and Servicing Agreement--Required Appraisals" in
                                                     this prospectus supplement, occur or



                                      S-27

                                                     exist with respect to any pooled mortgage loan or the related mortgaged property, the applicable special servicer will be required to obtain a new appraisal or, in cases involving loans with principal balances of less than $2,000,000, at that special servicer's option, conduct a valuation of that property. If, based on that appraisal or internal valuation, it is determined that--

                                                     o    the principal balance of, and other delinquent amounts due under, the pooled mortgage loan, exceed

                                                     o    an amount generally equal to the excess, if any, of--

                                                          1.   the sum of:

                                                          o    90% of the new estimated value of the mortgaged property, and

                                                          o    the amount of certain related escrow funds, reserve funds and letters of credit,

                                                          minus

                                                          2.   any liens on the mortgaged property that are prior to the
                                                               lien of the subject mortgage loan,

                                                     then the amount otherwise required to be advanced with respect to interest on that pooled mortgage loan will be reduced. The reduction will be in the same proportion that the excess bears to the principal balance of the pooled mortgage loan, net of related unreimbursed advances of principal. Due to the distribution priorities, any reduction in advances will reduce the funds available to pay interest on the most subordinate interest-bearing class of series 2004-PWR3 certificates then outstanding.

                                                     Notwithstanding the foregoing, in the case of the Two Commerce Square,
                                                     Trinity Centre and Carmel Mountain Plaza pooled mortgage loans, each of which mortgage loans is serviced under a pooling and servicing agreement for another commercial mortgage securitization, the trigger events for when an appraisal or valuation of the related mortgaged property is required under the other respective pooling and servicing agreement will vary from the appraisal trigger events under the series
                                                     2004-PWR3 pooling and servicing agreement and the amount required to be advanced by the applicable master servicer under the series
                                                     2004-PWR3 pooling and servicing agreement may be reduced based on an appraisal or valuation obtained or performed by the applicable special servicer under, and an appraisal reduction amount calculated in accordance with, the applicable pooling and servicing agreement for the related other commercial mortgage securitization. Furthermore, in each case, the calculation of appraisal reduction amounts referred to above must take into account amounts outstanding or due under both that pooled mortgage loan and the related non-pooled pari passu companion loan. The resulting reductions in the interest



                                      S-28

                                                     advanced will be applied between the pari passu pooled mortgage loan and the related companion loan on a pro rata basis.

                                                     See "Description of the Offered Certificates--Advances of Delinquent
                                                     Monthly Debt Service Payments" and "Servicing of the Mortgage Loans
                                                     Under the Series 2004-PWR3 Pooling and Servicing Agreement--Required
                                                     Appraisals" and "Servicing of the Non-Trust-Serviced Pooled Mortgage
                                                     Loans" in this prospectus supplement. See also "Description of the
                                                     Certificates--Advances in Respect of Delinquencies" in the
                                                     accompanying prospectus.

REPORTS TO CERTIFICATEHOLDERS......................  On each distribution date, the certificate administrator must, based on information supplied to it by the master servicers and/or the special servicers, provide or make available to the registered holders of certificates a monthly report substantially in the form of Appendix
                                                     E to this prospectus supplement. The certificate administrator's report must detail, among other things, the distributions made to the series 2004-PWR3 certificateholders on that distribution date and the performance of the pooled mortgage loans and the related mortgaged properties.

                                                     Upon reasonable prior notice, you may also review at the offices of the trustee, a custodian appointed by the trustee and/or the certificate administrator during normal business hours a variety of information and documents that pertain to the pooled mortgage loans and the related mortgaged properties. We expect that the available information and documents will include loan documents and property inspection reports, to the extent received by the trustee, any such custodian or the certificate administrator, as the case may be.

                                                     See "Description of the Offered Certificates--Reports to
                                                     Certificateholders; Available Information" in this prospectus supplement.

EARLY TERMINATION..................................  The trust fund may be terminated and therefore the series 2004-PWR3 certificates may be retired early by certain designated entities when the total outstanding principal balance of the pooled mortgage loans, net of advances of principal, is reduced to 1.0% or less of the initial mortgage pool balance.


                                      S-29


                                 THE TRUST FUND

CREATION OF THE TRUST FUND.........................  We will use the net proceeds from the issuance and sale of the series
                                                     2004-PWR3 certificates as the consideration to purchase the mortgage loans that will back those certificates from the mortgage loan sellers. Promptly upon acquisition, we will transfer those mortgage loans to the trust fund in exchange for the series 2004-PWR3 certificates. In this prospectus supplement, we sometimes refer to those mortgage loans as pooled mortgage loans.

PROPERTY OF THE TRUST FUND.........................  The trust fund will primarily include the following:

                                                     o    the pooled mortgage loans and collections on those mortgage loans due after their respective cut-off dates;

                                                     o    any mortgaged property that has been foreclosed upon by the applicable special servicer (or, in the case of a pooled mortgage loan that is serviced under a pooling and servicing agreement for another commercial mortgage securitization, by the special servicer under that agreement) on behalf of the trust fund (but in the case of any of the mortgaged properties identified on
                                                          Appendix B to the prospectus supplement as Lion Industrial
                                                          Portfolio, Two Commerce Square, Trinity Centre or Carmel Mountain
                                                          Plaza, only to the extent of the trust fund's interest therein);

                                                     o    various accounts in which collections on the pooled mortgage loans are maintained;

                                                     o    rights to proceeds under certain insurance policies that cover the mortgaged properties securing the pooled mortgage loans;

                                                     o    rights and remedies for any material breaches of certain
                                                          representations and warranties made by the mortgage loan sellers;
                                                          and

                                                     o    other rights under the documents relating to the pooled mortgage loans and the related mortgaged properties.

                                                     The composition of the assets making up the mortgage pool is described in this prospectus supplement and in the schedules to this prospectus supplement, which constitute an integral part of this prospectus supplement.

GENERAL CONSIDERATIONS.............................  When reviewing the information that we have included in this prospectus supplement with respect to the pooled mortgage loans, please note that--

                                                     o    All numerical information provided with respect to the pooled mortgage loans is provided on an approximate basis.

                                                     o    All weighted average information provided with respect to the pooled mortgage loans or any sub-group of

                                      S-30

                                                          pooled mortgage loans reflects a weighting based on their
                                                          respective cut-off date principal balances. We will transfer the cut-off date principal balance for each of the pooled mortgage loans to the trust fund. We show the cut-off date principal balance for each of the pooled mortgage loans on Appendix B to this prospectus supplement.

                                                     o    In presenting the cut-off date principal balances of the mortgage loans, we have assumed that all scheduled payments of principal and/or interest due on the mortgage loans on or before the cut-off date are timely made.

                                                     o    Some of the pooled mortgage loans are evidenced by multiple promissory notes.

                                                     o    Some of the pooled mortgage loans are cross-collateralized and cross-defaulted with one or more other pooled mortgage loans.
                                                          Except as otherwise indicated, when a pooled mortgage loan is cross-collateralized and cross-defaulted with another pooled mortgage loan, we present the information regarding those pooled mortgage loans as if each of them was secured only by the related mortgaged property identified on Appendix B to this prospectus supplement. None of the mortgage loans in the trust fund will be cross-collateralized with any mortgage loan that is not in the trust fund, except as described in this prospectus supplement with respect to the Lion Industrial Portfolio, Two Commerce
                                                          Square, Trinity Centre and Carmel Mountain Plaza pooled mortgage loans.

                                                     o    In some cases, an individual pooled mortgage loan is secured by multiple mortgaged properties (other than through
                                                          cross-collateralization and cross-default). For purposes of providing property-specific information, an allocated loan amount has been assigned to each of the related mortgaged properties based upon one or more of the following--

                                                          1.   relative appraised values,

                                                          2.   relative underwritten net cash flow,

                                                          3.   prior allocations reflected in the related loan documents,
                                                               or

                                                          4.   relative acquisition costs.

                                                     o    When information with respect to the mortgaged properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based in each case upon--

                                                          1.   if the related pooled mortgage is cross-collateralized with one or more other pooled mortgage loans or is not secured by multiple



                                      S-31

                                                               mortgaged properties other than through cross-
                                                               collateralization and cross-default with one or more
                                                               other pooled mortgage loans, the cut-off date principal
                                                               balance of the related pooled mortgage loan, or

                                                          2.   if the related pooled mortgage loan is secured by multiple mortgaged properties (other than through
                                                               cross-collateralization and cross-default with one or more other pooled mortgage loans), an allocated portion of the
                                                               cut-off date principal balance of the related mortgage loan as described above.

                                                     o    If a pooled mortgage loan is secured by multiple parcels of real property and the operation or management of those parcels so warranted, those parcels may be presented as a single parcel of real property.

                                                     o    We present loan-to-value ratios, debt service coverage ratios and loan per net rentable square foot or unit, as applicable, in this prospectus supplement with respect to the two pooled mortgage loans that are secured by the Lion Industrial Portfolio mortgaged properties in a manner that takes into account both of the pooled mortgage loans and without regard to non-pooled loans that are also secured by those mortgaged properties and are subordinate in right of payment to those pooled mortgage loans.

                                                     o    We present loan-to-value ratios, debt service coverage ratios and loan per net rentable square foot or unit, as applicable, in this prospectus supplement with respect to each pooled mortgage loan that has a related non-pooled pari passu companion loan in a manner that reflects the aggregate indebtedness evidenced by the pooled mortgage loan and its related non-pooled pari passu companion loan.

                                                     o    Whenever we refer to a particular mortgaged property by name, we mean the property identified by that name on Appendix B to this prospectus supplement.

                                                     o    Statistical information regarding the pooled mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date.

PAYMENT AND OTHER TERMS............................  Each of the mortgage loans that we intend to include in the trust fund is the obligation of a borrower to repay a specified sum with interest.

                                                     Repayment of each of the pooled mortgage loans is secured by a mortgage lien on the fee simple and/or leasehold interest of the related borrower or another party in one or more commercial or multifamily real properties. That mortgage lien is a first priority lien, except for certain limited permitted

                                      S-32

                                                     encumbrances, which we refer to under "Description of the Mortgage
                                                     Pool--General" in, and describe in the glossary to, this prospectus supplement.

                                                     All of the pooled mortgage loans are or should be considered to be nonrecourse to the related borrower (except for certain limited exceptions). None of the pooled mortgage loans is insured or guaranteed by any governmental agency or instrumentality or by any private mortgage insurer.

                                                     Each of the pooled mortgage loans currently accrues interest at the annual rate specified with respect to that mortgage loan on Appendix B to this prospectus supplement. Except as otherwise described below with respect to pooled mortgage loans that have anticipated repayment dates, the mortgage interest rate for each pooled mortgage loan is, in the absence of default, fixed for the remaining term of the loan.

                                                     Subject, in some cases, to a next business day convention, all of the pooled mortgage loans provide for scheduled payments of principal and/or interest to be due on the first day of each month, except for the pooled mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Two Commerce Square which provides for scheduled payments of principal and interest to be due on the ninth day of each month. One hundred and seven (107) of the pooled mortgage loans, representing 89.16% of the initial mortgage pool balance, provide for a grace period of not more than five (5)
                                                     days. Eight (8) of the pooled mortgage loans, representing 9.77% of the initial mortgage pool balance, provide for a grace period of more than five (5) days and not more than ten (10) days. One of the pooled mortgage loans, which represents 1.08% of the initial mortgage pool balance, provides for a grace period of fifteen (15) days. For purposes of the foregoing discussions, a grace period is the number of days before a late payment charge is due on the mortgage loan, which may be different from the date an event of default would occur under the mortgage loan.

                                                     Ninety-eight (98) of the pooled mortgage loans, representing 90.58% of the initial mortgage pool balance, are balloon mortgage loans that provide for:

                                                     o    an amortization schedule that is significantly longer than its original term to stated maturity or, alternatively, for no amortization prior to maturity; and

                                                     o    a substantial payment of principal on its maturity date generally equal to 5% or more of the original mortgage loan amount.

                                                     Nine (9) of the balloon mortgage loans referred to in the preceding paragraph, representing 11.44% of the initial mortgage pool balance, provide for no amortization and for payments of interest only for their entire terms; and twelve

                                      S-33

                                                     (12) of the balloon mortgage loans referred to in the preceding paragraph, representing 15.94% of the initial mortgage pool balance, provide for initial interest only periods that expire 8 to 58 months following their respective cut-off dates.

                                                     In addition, twelve (12) of the pooled mortgage loans, representing
                                                     6.26% of the initial mortgage pool balance, including one pooled mortgage loan representing 0.35% of the initial mortgage pool balance that is interest only for its entire term, provide material incentives to, but do not require, the related borrower to pay the mortgage loan in full by a specified date prior to stated maturity. We consider that date to be the anticipated repayment date for the mortgage loan.
                                                     Because of these incentives, we consider the mortgage loans with anticipated repayment dates also to be balloon loans. There can be no assurance, however, that these incentives will result in any of these pooled mortgage loans being paid in full on or before its anticipated repayment date. The incentive provisions, which in each case will become effective as of the related anticipated repayment date, include:

                                                     o    the accrual of interest in excess of the initial mortgage
                                                          interest rate. The additional interest will--

                                                          1.   be deferred,

                                                          2.   in some cases, be compounded,

                                                          3.   be payable only after the outstanding principal balance of the pooled mortgage loan is paid in full, and

                                                          4.   be payable only to the holders of the class V certificates, which are not offered by this prospectus supplement.

                                                     o    the application of excess cash flow from the mortgaged property to pay the principal amount of the pooled mortgage loan. The payment of principal will be in addition to the principal portion of the scheduled monthly debt service payment.

                                                     Six (6) of the pooled mortgage loans, representing 3.16% of the initial pool balance, are fully-amortizing mortgage loans that are scheduled to have less than 5% of their original principal balances due at their stated maturities.

                                                     Some of the pooled mortgage loans may, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance. Some of the pooled mortgage loans that are secured by multiple mortgaged properties and that permit partial prepayments of the individual or aggregate indebtedness in connection with releases of individual properties also provide for a recast of the amortization and an adjustment of the

                                      S-34

                                                     monthly debt service payments on the mortgage loan(s) upon any such prepayment and release.

DELINQUENCY STATUS.................................  None of the mortgage loans that we intend to include in the trust fund will be, or will have been, 30 days or more delinquent in respect of any monthly debt service payment--

                                                     o    as of the cut-off date, or

                                                     o    at any time during the 12-month period preceding the cut-off date.

PREPAYMENT/DEFEASANCE PROVISIONS...................  As of their cut-off dates, all of the pooled mortgage loans restrict voluntary principal prepayments as follows:

                                                     o    Eighty (80) pooled mortgage loans, representing 67.17% of the initial mortgage pool balance, prohibit voluntary principal prepayments for a period ending on a date determined by the related mortgage loan documents (which may be the maturity date), which period is referred to in this prospectus supplement as a lock-out period, but permit the related borrower, after an initial period of at least two years following the date of issuance of the series 2004-PWR3 certificates, to defease the pooled mortgage loan by pledging certain government securities and obtaining the release of the mortgaged property from the lien of the mortgage.

                                                     o    Twenty-seven (27) pooled mortgage loans, representing 22.57% of the initial mortgage pool balance, prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for prepayment premiums or yield maintenance charges calculated on the basis of the greater of a yield
                                                          maintenance formula and 1% of the amount prepaid.

                                                     o    Seven (7) pooled mortgage loans, representing 1.89% of the initial mortgage pool balance, prohibit voluntary principal prepayments during a lock-out period, and following the lock-out period provide for a prepayment premium or yield maintenance charge calculated on the basis of the greater of a yield
                                                          maintenance formula and 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the series 2004-PWR3 certificates, to defease the pooled mortgage loan by pledging certain government securities and obtaining the release of the mortgaged property from the lien of the mortgage.

                                                     o    The Lion Industrial Portfolio Pooled Mortgage Loans, representing
                                                          8.37% of the initial mortgage pool balance, permit prepayments in whole or in part at any time with the payment of an amount equal to the greater of a prepayment premium or yield maintenance formula as described under "Description of the Mortgage

                                      S-35

                                                          Pool--Certain Characteristics of the Mortgage Pool--Voluntary
                                                          Prepayment Provisions" in this prospectus supplement.

                                                     See, however, "Description of the Mortgage Pool--Certain
                                                     Characteristics of the Mortgage Pool--Releases" in this prospectus supplement.

ADDITIONAL STATISTICAL INFORMATION

A.  GENERAL CHARACTERISTICS........................  The mortgage pool will have the following general characteristics as of the cut-off date:

                                                     Initial mortgage pool balance (+/-5%)..         $1,108,470,769
                                                     Number of pooled mortgage loans........                    116
                                                     Number of mortgaged properties.........                    161

                                                     Largest cut-off date principal balance.            $92,800,000
                                                     Smallest cut-off date principal balance             $1,220,787
                                                     Average cut-off date principal balance.             $9,555,782

                                                     Highest mortgage interest rate.........                 7.190%
                                                     Lowest mortgage interest rate..........                 4.260%
                                                     Weighted average mortgage interest rate                 5.609%

                                                     Longest original term to maturity or
                                                        anticipated repayment date..........               240 mos.
                                                     Shortest original term to maturity or
                                                        anticipated repayment date..........                60 mos.
                                                     Weighted average original term to
                                                        maturity or anticipated repayment
                                                        date................................               109 mos.

                                                     Longest remaining term to maturity or
                                                        anticipated repayment date..........               238 mos.
                                                     Shortest remaining term to maturity or
                                                        anticipated repayment date..........                54 mos.
                                                     Weighted average remaining term to
                                                        maturity or anticipated repayment
                                                        date................................               106 mos.

                                                     Highest debt service coverage ratio,
                                                        based on underwritten net cash
                                                        flow................................                  4.67x
                                                     Lowest debt service coverage ratio,
                                                        based on underwritten net cash flow                   1.17x
                                                     Weighted average debt service coverage
                                                        coverage ratio, based on underwritten
                                                        net cash flow.......................                  1.93x

                                      S-36

                                                     Highest cut-off date loan-to-
                                                        appraised value ratio...............                 80.00%
                                                     Lowest cut-off date loan-to-appraised
                                                        value ratio.........................                 33.82%
                                                     Weighted average cut-off date
                                                        loan-to-appraised value ratio.......                 65.00%


B. STATE CONCENTRATIONS............................  The table below shows the number of, and percentage of the initial mortgage pool balance secured by, mortgaged properties located in the indicated states or regions:

                                                                                  NUMBER OF         % OF INITIAL
                                                                                  MORTGAGED           MORTGAGE
                                                           STATE/REGION           PROPERTIES         POOL BALANCE
                                                     ----------------------     --------------     -----------------
                                                     Pennsylvania                     10                 17.55%
                                                     California                       31                 17.32%
                                                          Southern CA                 21                 11.04%
                                                          Northern CA                 10                  6.28%
                                                     New York                         20                 16.37%
                                                     Florida                          12                  7.14%
                                                     Texas                            21                  6.53%

                                                     The remaining mortgaged properties are located throughout 23 other states. No more than 5.00% of the initial mortgage pool balance is secured by mortgaged properties located in any of those other states.
                                                     Northern California includes areas with zip codes above 93600 and
                                                     Southern California includes areas with zip codes of 93600 and below.

C.  PROPERTY TYPES.................................  The table below shows the number of, and percentage of the initial mortgage pool balance secured by, mortgaged properties operated primarily for each indicated purpose:

                                                                                  NUMBER OF        % OF INITIAL
                                                                                  MORTGAGED          MORTGAGE
                                                          PROPERTY TYPES         PROPERTIES        POOL BALANCE
                                                     -------------------------   ----------        ------------
                                                     Retail...................       51                43.69%
                                                     Office...................       16                22.40%
                                                     Industrial...............       52                11.91%
                                                     Multifamily..............       21                11.14%
                                                     Manufactured Housing
                                                       Community                      7                 6.60%
                                                     Self-Storage.............       12                 3.71%
                                                     Mixed Use................        2                 0.56%


                                      S-37


D.  ENCUMBERED INTERESTS...........................  The table below shows the number of, and percentage of the initial mortgage pool balance secured by, mortgaged properties for which the encumbered interest is as indicated:

                                                                                  NUMBER OF        % OF INITIAL
                                                                                  MORTGAGED          MORTGAGE
                                                        ENCUMBERED INTEREST      PROPERTIES         POOL BALANCE
                                                     -------------------------   ----------        --------------
                                                     Fee(1)(2)................       157                97.34%
                                                     Leasehold................         4                 2.66%

                                                     (1)  Includes mortgaged properties in which, in addition to the fee interest on most of the mortgaged property, the borrower has a leasehold interest in one or more other parcels at the mortgaged property, which (individually and in the aggregate) are not material to the use or operation of the mortgaged property.

                                                     (2)  Includes mortgaged properties for which the borrower's interest consists of a leasehold interest and an affiliate of the borrower
                                                          (which may not be a special purpose entity) has encumbered its fee interest under the mortgage.

        ADDITIONAL ASPECTS OF THE OFFERED CERTIFICATES AND THE TRUST FUND

FEDERAL TAX STATUS.................................  Elections will be made to treat designated portions of the trust fund as three separate "real estate mortgage investment conduits" or
                                                     "REMICs" under Sections 860A through 860G of the Internal Revenue
                                                     Code. Those three REMICs are as follows:

                                                     o    REMIC I, the lowest tier REMIC, which will consist of, among other things--

                                                          1.   the pooled mortgage loans, and

                                                          2.   any mortgaged properties (or interests therein) that may be acquired by or on behalf of the trust fund following a
                                                               borrower default,

                                                          but will exclude collections of additional interest accrued and deferred as to payment with respect to each mortgage loan with an anticipated repayment date that remains outstanding past that date;

                                                     o    REMIC II, which holds the regular interests in REMIC I; and

                                                     o    REMIC III, which holds the regular interests in REMIC II.

                                                     Any assets not included in a REMIC will constitute a grantor trust for federal income tax purposes.

                                                     The offered certificates will constitute "regular interests" in a
                                                     REMIC. The offered certificates generally will be treated as newly originated debt instruments for federal income tax



                                      S-38

                                                     purposes. This means that you will be required to report income on your certificates in accordance with the accrual method of accounting, regardless of your usual method of accounting. The offered certificates will not represent any interest in the grantor trust referred to above.

                                                     Each class of offered certificates will be treated as having been issued at a premium. When determining the market discount and the amortization of premium, for federal income tax purposes, the prepayment assumption will be that, subsequent to the date of any determination--

                                                     o    the pooled mortgage loans with anticipated repayment dates will, in each case, be paid in full on that date,

                                                     o    no pooled mortgage loan will otherwise be prepaid prior to maturity, and

                                                     o    there will be no extension of the maturity of any pooled mortgage loan.

                                                     However, no representation is made as to the actual rate at which the pooled mortgage loans will prepay, if at all.

                                                     For a more detailed discussion of United States federal income tax aspects of investing in the offered certificates, see "Material
                                                     Federal Income Tax Consequences" in this prospectus supplement and in the accompanying prospectus.

ERISA..............................................  The offered certificates are generally eligible for purchase by employee benefit plans, subject to certain considerations discussed in the sections in this prospectus supplement and the accompanying prospectus titled "ERISA Considerations".

                                                     You should refer to sections in this prospectus supplement and the accompanying prospectus titled "ERISA Considerations". If you are a benefit plan fiduciary considering purchase of any offered certificates you should, among other things, consult with your counsel to determine whether all required conditions have been satisfied.

LEGAL INVESTMENT...................................  The offered certificates will not constitute mortgage-related securities for purposes of the Secondary Mortgage Market Enhancement
                                                     Act of 1984, as amended.

                                                     If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates.
                                                     See "Legal Investment" herein and in the accompanying prospectus.

                                      S-39



RATINGS............................................  The ratings for the offered certificates shown in the table appearing under the caption "--Overview of the Series 2004-PWR3 Certificates"
                                                     above are those of Fitch, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively. It is a condition to their issuance that the respective classes of offered certificates receive credit ratings no lower than those shown in that table.

                                                     The ratings of the offered certificates address the timely payment of interest and the ultimate payment of principal on or before the rated final distribution date. A security rating is not a recommendation to buy, sell or hold securities and the assigning rating agency may revise or withdraw its rating at any time.

                                                     For a description of the limitations of the ratings of the offered certificates, see "Ratings" in this prospectus supplement.


                                  RISK FACTORS

         You should carefully consider the risks described below and those described in the accompanying prospectus under "Risk Factors" before making an investment decision. Your investment in the offered certificates will involve some degree of risk. If any of the following risks are realized, your investment could be materially and adversely affected. In addition, other risks unknown to us or which we currently consider immaterial may also impair your investment.

         This prospectus supplement also contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risks described below and elsewhere in this prospectus supplement and the accompanying prospectus.

RISKS RELATED TO THE OFFERED CERTIFICATES

THE TRUST FUND'S ASSETS MAY BE INSUFFICIENT TO ALLOW FOR REPAYMENT IN FULL ON YOUR CERTIFICATES.

         If the assets of the trust fund are insufficient to make distributions on the offered certificates, no other assets will be available for distribution of the deficiency. The offered certificates will represent interests in the trust fund only and will not be obligations of or represent interests in us, any of our affiliates or any other person or entity. The offered certificates have not been guaranteed or insured by any governmental agency or instrumentality or by any other person or entity.

SUBORDINATION OF THE CLASS B, C, D AND E CERTIFICATES WILL AFFECT THE TIMING OF PAYMENTS AND THE APPLICATION OF LOSSES ON THOSE CERTIFICATES.

         If you purchase class B, C, D or E certificates, then your offered certificates will provide credit support to other classes of offered certificates. As a result, you will receive distributions after, and must bear the effects of losses on the pooled mortgage loans before, the holders of those other classes of offered certificates.

         When making an investment decision, you should consider, among other things--

         o the distribution priorities of the respective classes of the series 2004-PWR3 certificates,

         o the order in which the principal balances of the respective classes of the series 2004-PWR3 certificates with principal balances will be reduced in connection with losses and default-related shortfalls, and

         o    the characteristics and quality of the pooled mortgage loans.

A DISPROPORTIONATELY HIGH RATE OF PREPAYMENTS ON POOLED MORTGAGE LOANS WITH RELATIVELY HIGH MORTGAGE INTEREST RATES MAY ADVERSELY AFFECT THE YIELD ON THE CLASS B, C, D AND E CERTIFICATES.

         The pass-through rate on the class B, C, D and E certificates is limited by the weighted average of the adjusted net mortgage interest rates on the pooled mortgage loans from time to time. If you purchase class B, C, D or E certificates, the pass-through rate (and, accordingly, the yield) on your offered certificates could be adversely affected if pooled mortgage loans with relatively high mortgage interest rates experienced a faster rate of principal payments than pooled mortgage loans with relatively low mortgage interest rates.

THE YIELDS TO MATURITY ON THE OFFERED CERTIFICATES DEPEND ON A NUMBER OF FACTORS THAT CANNOT BE PREDICTED WITH ANY CERTAINTY.

         The yield on your offered certificates will depend on, among other things--

         o    the price you paid for your offered certificates, and

         o the rate, timing and amount of distributions on your offered certificates.

         The rate, timing and amount of distributions on your offered certificates will depend on--

         o the pass-through rate for, and the other payment terms of, your offered certificates,

         o the rate and timing of payments and other collections of principal on the pooled mortgage loans,

         o the rate and timing of defaults, and the severity of losses, if any, on the pooled mortgage loans,

         o the rate and timing of reimbursements made to the master servicers, the special servicers, the trustee or the fiscal agent for nonrecoverable advances and/or for advances previously made in respect of a worked-out pooled mortgage loan that are not repaid at the time of the workout,

         o the rate, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for distribution on the series 2004-PWR3 certificates, and

         o    servicing decisions with respect to the pooled mortgage loans.

         These factors cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates.

INCORRECT ASSUMPTIONS REGARDING PRINCIPAL PAYMENTS AND PREPAYMENTS MAY LEAD TO A LOWER THAN EXPECTED YIELD ON YOUR INVESTMENT.

         In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate assumptions regarding principal payments and prepayments on the pooled mortgage loans to be used.

         If you purchase your offered certificates at a premium, and if payments and other collections of principal on the pooled mortgage loans occur at a rate faster than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase your offered certificates at a discount, and if payments and other collections of principal on the pooled mortgage loans occur at a rate slower than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Insofar as the principal of your offered certificate is repaid, you may not be able to reinvest the amounts that you receive in an alternative investment with a yield comparable to the yield on your offered certificates.

         Generally speaking, a borrower is less likely to prepay a mortgage loan if prevailing interest rates are at or above the interest rate borne by its mortgage loan. On the other hand, a borrower is more likely to prepay if prevailing rates fall significantly below the interest rate borne by its mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods, prepayment premiums or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no prepayment premiums and/or yield maintenance charges.

         Additionally, borrowers under certain mortgage loans may be permitted to prepay in part to avoid an event of default or a cash trap period triggered by low debt service coverage ratios. See "Description of the Mortgage Pool-Voluntary Prepayment Provisions" in this prospectus supplement.

         Provisions requiring prepayment consideration may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. See "--Risks Related to the Mortgage Loans--Provisions Requiring Yield Maintenance Charges or Defeasance Provisions May Not Be Enforceable" below.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY ADVERSELY AFFECT YOUR INVESTMENT.

         If you calculate the anticipated yield of your offered certificates based on a rate of default or amount of losses lower than that actually experienced by the pooled mortgage loans and those additional losses are allocable to your class of offered certificates or those losses result in a reduction of the principal balance of your offered certificates, your actual yield to maturity will be lower than expected and could be negative under certain extreme scenarios. The timing of any loss on a liquidated mortgage loan will also affect the actual yield to maturity of your offered certificates if a portion of the loss is allocable to those certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier a loss is borne by you, the greater the effect on your yield to maturity.

         Delinquencies on the pooled mortgage loans, if the delinquent amounts are not advanced, may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. In addition, if the debt service advances and/or servicing advances are made with respect to a pooled mortgage loan after default and the loan is thereafter worked out under terms that do not provide for the repayment of those advances in full at the time of the workout, then any reimbursements of those advances prior to the actual collection of the amount for which the advance was made may also result in shortfalls in distributions of principal to the holders of the offered certificates for the current month. Even if losses on the pooled mortgage loans are not allocated to a particular class of offered certificates, the losses may affect the weighted average life and yield to maturity of that class of offered certificates. In the case of any material monetary or material non-monetary default, the applicable special servicer may accelerate the maturity of the related pooled mortgage loan, which could result in an acceleration of payments to the series 2004-PWR3 certificateholders. In addition, losses on the pooled mortgage loans, even if not allocated to a class of offered certificates, may result in a higher percentage ownership interest evidenced by those offered certificates in the remaining pooled mortgage loans than would otherwise have resulted absent the loss. The consequent effect on the weighted average life and yield to maturity of the offered certificates will depend upon the characteristics of the remaining mortgage loans in the trust fund.

INTEREST ON ADVANCES, SPECIAL SERVICING FEES, OTHER SERVICING EXPENSES AND ADDITIONAL TRUST FUND EXPENSES MAY REDUCE THE AMOUNT OF DISTRIBUTIONS ON YOUR OFFERED CERTIFICATES.

         The master servicers, the trustee and the fiscal agent will each be entitled to receive interest on unreimbursed advances made by it at the prime rate from the date of the advance to the date on which the advance is reimbursed to it. Any such party's right to receive these payments of interest precedes your right to receive distributions on the offered certificates. Consequently, this circumstance may result in decreased distributions to you than would otherwise have resulted.

         In addition, certain circumstances, including delinquent payments of principal and interest, will result in a mortgage loan being specially serviced. The special servicers are entitled to additional compensation for special servicing activities, including special servicing fees, liquidation fees and workout fees, which may result in decreased distributions on the offered certificates than would otherwise have resulted. See "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

         Under the series 2004-PWR3 pooling and servicing agreement, certain unanticipated or extraordinary expenses are deemed to be expenses of the trust fund, and no reimbursement for these expenses from any other party is provided for under the series 2004-PWR3 pooling and servicing agreement. Shortfalls in available funds will result from these expenses of the trust fund and other similar items, and these shortfalls will generally be borne as described under "Description of the Offered Certificates" in this prospectus supplement.

         The payments and reimbursements described above, as well as the other payments and reimbursement to which the parties to the series 2004-PWR3 pooling and servicing agreement are entitled, may result in shortfalls on one or more classes of offered certificates in any particular month even if those shortfalls do not ultimately become realized as losses on those offered certificates.

YOU WILL HAVE LIMITED ABILITY TO CONTROL THE SERVICING OF THE POOLED MORTGAGE LOANS AND THE PARTIES WITH CONTROL OVER THE SERVICING OF THE POOLED MORTGAGE LOANS MAY HAVE INTERESTS THAT CONFLICT WITH YOUR INTERESTS.

         Generally, as a holder of any of the offered certificates, you have only very limited rights to participate in decisions with respect to the administration of the trust fund, and your offered certificates generally do not entitle you to vote, except with respect to specified actions set forth in the series 2004-PWR3 pooling and servicing agreement. Decisions relating to the administration of the trust fund are generally made, subject to the express terms of the series 2004-PWR3 pooling and servicing agreement, the servicing and administration of the Two Commerce Square, Trinity Centre and Carmel Mountain Plaza pooled mortgage loans under separate pooling and servicing agreements and the rights of the holder of the subordinate non-pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as the Lion Industrial Portfolio, respectively, by a master servicer, the trustee, the fiscal agent, the certificate administrator, a special servicer or the series 2004-PWR3 controlling class representative, as applicable. Any decision made by one of those parties with respect to the trust fund, even if made in the best interests of the series 2004-PWR3 certificateholders as a collective whole, and in accordance with the standards of conduct applicable to that party, may be contrary to the decision that would have been made by the holders of any particular class or classes of offered certificates and may negatively affect the interests of those holders. In addition, their authority to make decisions and take action will be subject to the express terms of the series 2004-PWR3 pooling and servicing agreement and any rights of the series 2004-PWR3 controlling class representative and/or (in the case of the Lion Industrial Portfolio mortgage loans) the holder of the Lion Industrial Portfolio subordinate non-pooled mortgage loans. See "--Various Other Conflicts of Interest May Have an Adverse Effect on Your Offered Certificates--Conflicts Between Various Classes of Certificateholders and Lenders" below.

         The pooled mortgage loans secured by the mortgaged properties identified on Annex B to this prospectus supplement as Two Commerce Square, Trinity Centre and Carmel Mountain Plaza, representing 5.84%, 3.55% and 3.17%, respectively of the initial mortgage pool balance, will each be serviced under pooling and servicing agreements for other commercial mortgage securitizations, which provide for servicing arrangements that are similar but not identical to those under the series 2004-PWR3 pooling and servicing agreement. Consequently, those pooled mortgage loans will be serviced and administered by the entities serving as the applicable master servicer and applicable special servicer under the applicable pooling and servicing agreement for the other applicable commercial mortgage securitization, and neither the trustee as holder of the Two Commerce Square, Trinity Centre and Carmel Mountain Plaza pooled mortgage loans nor any of the parties to the series 2004-PWR3 pooling and servicing agreement (in those capacities) will have the ability to control the servicing or administration of those pooled mortgage loans, except for certain consultation rights granted to the series 2004-PWR3 controlling class representative and (in connection with the pooled mortgage loan secured by the mortgaged properties identified on Appendix B to this prospectus supplement as Two Commerce Square) the applicable special servicer pursuant to the related intercreditor agreement. In addition, the controlling class, directing certificateholder or similar person or legal and/or beneficial owners of the non-pooled mortgage loans secured by the Two Commerce Square, Trinity Centre and Carmel Mountain Plaza mortgaged properties have certain rights, directly or through representatives, under the respective other pooling and servicing agreement, including with respect to arranging for and directing the servicing of the related loans and the replacement of the applicable special servicer. That controlling class, directing certificateholder or similar person or those legal and/or beneficial owners under the respective pooling and servicing agreement may have interests that conflict with your interests.

IF A MASTER SERVICER OR A SPECIAL SERVICER PURCHASES SERIES 2004-PWR3 CERTIFICATES OR IF IT SERVICES NON-POOLED MORTGAGE LOANS, A CONFLICT OF INTEREST COULD ARISE BETWEEN ITS DUTIES AND ITS INTERESTS IN THE SERIES 2004-PWR3 CERTIFICATES.

         A master servicer or a special servicer or an affiliate thereof may purchase series 2004-PWR3 certificates. The purchase of series 2004-PWR3 certificates by a master servicer or a special servicer could cause a conflict between its duties under the series 2004-PWR3 pooling and servicing agreement and its interest as a holder of a series 2004-PWR3 certificate, especially to the extent that certain actions or events have a disproportionate effect on one or more classes of series 2004-PWR3 certificates. Furthermore, the master servicers and the special servicers have each advised us that they intend to continue to service existing and new commercial and multifamily mortgage loans for third parties, including portfolios of mortgage loans similar to the mortgage loans included in the trust fund. These other mortgage loans and the related mortgaged properties may be in the same markets as, or have owners, obligors or property managers in common with, certain of the mortgage loans in the trust fund and the related mortgaged properties. In addition, an affiliate of the Lion Industrial Portfolio special servicer will initially own the Lion Industrial Portfolio non-pooled mortgage loans. To the extent that overlap exists, the interests of the master servicers, the special servicers and their respective affiliates and their other clients may differ from, and compete with, the interests of the trust fund. However, under the series 2004-PWR3 pooling and servicing agreement, the master servicers and the special servicers are each required to service the mortgage loans for which it is responsible in accordance with the Servicing Standard. It is anticipated that an affiliate of the initial general special servicer will acquire several non-offered classes of the series 2004-PWR3 certificates, including the class Q certificates.

VARIOUS OTHER CONFLICTS OF INTEREST MAY HAVE AN ADVERSE EFFECT ON YOUR OFFERED CERTIFICATES.

         Conflicts Between Various Classes of Certificateholders and Lenders. The applicable special servicer is given considerable latitude in determining when and how to liquidate or modify defaulted loans. The series 2004-PWR3 controlling class representative is entitled to replace the general special servicer and, except in limited circumstances, the Lion Industrial Portfolio non-pooled subordinate noteholder is entitled to replace the Lion Industrial Portfolio special servicer. Furthermore, the series 2004-PWR3 controlling class representative is entitled to consent to certain actions of the general special servicer with respect to the pooled mortgage loans, other than the pooled mortgage loans secured by the Two Commerce Square, Trinity Centre and Carmel Mountain Plaza mortgaged properties (and other than the mortgage loans secured by the Lion Industrial Portfolio mortgaged properties, with respect to which any special servicing duties will be performed by the Lion Industrial Portfolio special servicer); and the Lion Industrial Portfolio non-pooled subordinate noteholder is entitled to direct the actions of the Lion Industrial Portfolio special servicer with respect to the mortgage loans secured by the Lion Industrial Portfolio mortgaged properties and will be entitled, subject to the conditions set forth in the series 2004-PWR3 pooling and servicing agreement and the related intercreditor agreement, to direct the applicable master servicer and/or the applicable special servicer with respect to various servicing matters affecting the Lion Industrial Portfolio pooled mortgage loans and the Lion Industrial Portfolio non-pooled subordinate mortgage loans, including to direct the applicable master servicer and/or the applicable special servicer with regard to the substitution or release of any of the Lion Industrial Portfolio mortgaged properties. See Appendix D hereto. The series 2004-PWR3 controlling class representative and/or the Lion Industrial Portfolio non-pooled subordinate noteholder may have interests that differ, perhaps materially, from yours. For instance, a particular representative or the noteholder may believe that deferring enforcement of a defaulted mortgage loan will result in greater future proceeds than would earlier enforcement, whereas the interests of the trust fund may be better served by prompt action, since delay followed by a market downturn could result in less proceeds to the trust fund than would have been realized if earlier action had been taken. You should expect the series 2004-PWR3 controlling class representative and the holder of the Lion Industrial Portfolio non-pooled subordinate mortgage loans to exercise their rights and powers. Neither of them will have any liability for acting solely in their own interests. The initial series 2004-PWR3 controlling class representative will be an affiliate of the general special servicer and the initial holder of the Lion Industrial Portfolio non-pooled subordinate mortgage loans will be an affiliate of the Lion Industrial Portfolio special servicer and of the mortgage loan seller of the Lion Industrial Portfolio pooled mortgage loans.

         Conflicts Between the Trust Fund and the Mortgage Loan Sellers and Their Affiliates. Conflicts of interest may arise between the trust fund, on the one hand, and the mortgage loan sellers and their affiliates that engage in the acquisition, development, operation, financing and disposition of real estate, on the other hand.

         Those conflicts may arise because a mortgage loan seller and its affiliates intend to continue to actively acquire, develop, operate, finance and dispose of real estate-related assets in the ordinary course of their businesses. During the course of their business activities, the respective mortgage loan sellers and their affiliates may acquire or sell properties, or finance loans secured by properties which may include the mortgaged properties securing the pooled mortgage loans or properties that are in the same markets as those mortgaged properties. Additionally, the proceeds of certain of the pooled mortgage loans were used to refinance debt previously held by a mortgage loan seller or an affiliate of a mortgage loan seller and the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers (or in the owners of the borrowers) or mortgaged properties under certain of the pooled mortgage loans. Each of the mortgage loan sellers and their affiliates have made and/or may make or have preferential rights to make loans to, or equity investments in, affiliates of the borrowers under the mortgage loans.

In the circumstances described above, the interests of those mortgage loan sellers and their affiliates may differ from, and compete with, the interests of the trust fund. Decisions made with respect to those assets may adversely affect the amount and timing of distributions on the offered certificates.

         Conflicts Between Managers and the Borrowers. Substantially all of the property managers for the mortgaged properties securing the pooled mortgage loans or their affiliates manage additional properties, including properties that may compete with those mortgaged properties. Affiliates of the managers, and certain of the managers themselves, also may own other properties, including competing properties. The managers of the mortgaged properties securing the pooled mortgage loans may accordingly experience conflicts of interest in the management of those mortgaged properties.

YOU MAY BE BOUND BY THE ACTIONS OF OTHER SERIES 2004-PWR3 CERTIFICATEHOLDERS EVEN IF YOU DO NOT AGREE WITH THOSE ACTIONS.

         In some circumstances, the consent or approval of the holders of a specified percentage of the series 2004-PWR3 certificates will be required to direct, consent to or approve certain actions, including amending the series 2004-PWR3 pooling and servicing agreement. In these cases, this consent or approval will be sufficient to bind all holders of series 2004-PWR3 certificates regardless of whether you agree with that consent or approval.

LACK OF A SECONDARY MARKET FOR THE OFFERED CERTIFICATES MAY MAKE IT DIFFICULT FOR YOU TO RESELL YOUR OFFERED CERTIFICATES AT ALL OR AT THE PRICE YOU WANT.

         There currently is no secondary market for the offered certificates. Although the underwriters (exclusive of Wells Fargo Brokerage Services, LLC) have advised us that they currently intend to make a secondary market in the offered certificates, they are under no obligation to do so. Accordingly, we cannot assure you that a secondary market for the offered certificates will develop. Moreover, if a secondary market does develop, we cannot assure you that it will provide you with liquidity of investment or that it will continue for the life of the offered certificates. The offered certificates will not be listed on any securities exchange. Lack of liquidity could adversely affect the market value of the offered certificates. The market value of the offered certificates at any time may be affected by many other factors, including then prevailing interest rates, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time.

BECAUSE THE OFFERED CERTIFICATES ARE IN BOOK-ENTRY FORM, YOUR RIGHTS CAN ONLY BE EXERCISED INDIRECTLY AND THERE MAY BE OTHER ADVERSE CONSEQUENCES.

         Each class of offered certificates initially will be represented by one or more certificates registered in the name of Cede & Co., as the nominee for The Depository Trust Company, and will not be registered in the names of the related beneficial owners of those certificates or their nominees. As a result, unless and until definitive certificates are issued, beneficial owners of offered certificates will not be recognized as "certificateholders" for certain purposes. Therefore, until you are recognized as a "certificateholder", you will be able to exercise your rights as a series 2004-PWR3 certificateholder only indirectly through The Depository Trust Company and its participating organizations.

         In addition, you may suffer delays in the receipt of payments on your offered certificates because the certificate administrator will be required to make payments to the Depository Trust Company as the record holder of your certificates, and the eventual receipt of those payments by you will be governed by rules and agreements applicable to the participating organizations and, if applicable, other financial intermediaries through which you own your offered certificates. Furthermore, your ability to pledge or otherwise take action with respect to your offered certificates may be limited because you will be permitted to exercise the rights of a "certificateholder" only indirectly through the Depository Trust Company as the record holder of your offered certificates and its participating organizations and, if applicable, other financial intermediaries through which you own your offered certificates.

         As a beneficial owner holding an offered certificate through the book-entry system, you will be entitled to receive the reports described under "Description of the Offered Certificates--Reports to Certificateholders; Available Information" and notices only through the facilities of The Depositary Trust Company and its respective participants or from the certificate administrator, if you have certified to the certificate administrator that you are a beneficial owner of offered certificates using the form annexed to the series 2004-PWR3 pooling and servicing agreement. Upon presentation of evidence satisfactory to the certificate administrator of your beneficial ownership interest in the offered certificates, the certificate administrator will make available to you copies of monthly reports to certificateholders.

         For more detailed information regarding these risks, you should refer to the section in this prospectus supplement titled "Description of the Offered Certificates--Delivery, Form and Denomination".

RISKS RELATED TO THE MORTGAGE LOANS

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES.

         Fifty-one (51) of the mortgaged properties, representing security for 43.69% of the initial mortgage pool balance, are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the following sections in the accompanying prospectus:

         (1) "Risk Factors--Risks Relating to the Mortgage Loans--Mortgage loans secured by retail properties may be adversely affected by changes in consumer spending patterns, alternative forms of retailing and changes in tenants occupying the retail properties"; and

         (2) "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Retail Properties".

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES.

         Sixteen (16) of the mortgaged properties, which represent security for 22.40% of the initial mortgage pool balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the following sections in the accompanying prospectus:

         (1) "Risk Factors--Risks Relating to the Mortgage Loans--Office properties have particular risks"; and

         (2) "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Office Properties".

INDUSTRIAL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES.

         Fifty-two (52) of the mortgaged properties, which represent security for 11.91% of the initial mortgage pool balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the section in the accompanying prospectus titled "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Industrial Properties".

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

         Twenty-one (21) of the mortgaged properties, which represent security for 11.14% of the initial mortgage pool balance, are fee and/or leasehold interests in multifamily properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the following sections in the accompanying prospectus:

         (1) "Risk Factors--Risks Relating to the Mortgage Loans--Some risks that affect occupancy and rent levels of multifamily rental properties such as adverse economic conditions, construction of additional housing, military base closings, company relocations and rent control laws may affect the ability of the borrower to meet its obligations under the mortgage loan"; and

         (2) "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Multifamily Rental Properties".

MANUFACTURED HOUSING COMMUNITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

         Seven (7) of the mortgaged properties, which represent security for 6.60% of the initial mortgage pool balance, are fee and/or leasehold interests in manufactured housing community properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the following sections in the accompanying prospectus:

         (1)    "Risk Factors--Risks Relating to the Mortgage
                Loans--Manufactured housing community properties and recreational vehicle parks have particular risks";

         (2) "Risk Factors--Manufactured housing community properties and recreational vehicle parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use"; and

         (3) "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Manufactured Housing Community Properties and Recreational Vehicle Parks".

SELF-STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

         Twelve (12) of the mortgaged properties, which represent security for 3.71% of the initial mortgage pool balance, are secured by mortgages on fee and/or leasehold interests in self-storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties. For more detailed information, you should refer to the following sections in the accompanying prospectus:

         (1) "Risk Factors--Risks Relating to the Mortgage Loans--Self-storage properties have particular risks"; and

         (2) "Description of the Trust Funds--Mortgage Loans--Mortgage Loans Secured by Warehouse, Mini-Warehouse and Self-Storage Facilities".

THE REPAYMENT OF A MULTIFAMILY OR COMMERCIAL MORTGAGE LOAN IS DEPENDENT ON THE CASH FLOW PRODUCED BY THE CORRESPONDING MORTGAGED PROPERTY, WHICH CAN BE VOLATILE AND INSUFFICIENT TO ALLOW TIMELY PAYMENT ON YOUR OFFERED CERTIFICATES.

         The mortgage loans that we intend to include in the trust fund are secured by various types of income-producing properties, and there are certain risks that are generally applicable to loans secured by all of those property types.

         Commercial lending is generally thought to expose a lender to greater risk than one-to-four family residential lending because, among other things, it typically involves larger loans.

         The repayment of a commercial mortgage loan is typically dependent upon the ability of the applicable property to produce cash flow. Even the liquidation value of a commercial property is determined, in substantial part, by the amount of the property's cash flow (or its potential to generate cash flow). However, net operating income and cash flow can be volatile and may be insufficient to cover debt service on the loan at any given time. Substantially all of the mortgage loans that we intend to include in the trust fund, were originated within twelve months prior to the cut-off date. Consequently, the mortgage loans should be considered not to have a long-standing payment history.

         The net operating income, cash flow and property value of the mortgaged properties may be adversely affected by any one or more of the following factors:

         o      the age, design and construction quality of the property;

         o perceptions regarding the safety, convenience and attractiveness of the property;

          o    the proximity and attractiveness of competing properties;

          o    the adequacy of the property's management and maintenance;

          o increases in operating expenses (including but not limited to insurance premiums) at the property and in relation to competing properties;

          o an increase in the capital expenditures needed to maintain the property or make improvements;

          o the dependence upon a single tenant, or a concentration of tenants in a particular business or industry;

          o    a decline in the financial condition of a major tenant;

          o    an increase in vacancy rates; and

          o a decline in rental rates as leases are renewed or entered into with new tenants.

          Other factors are more general in nature, such as:

          o national, regional or local economic conditions (including plant closings, military base closings, industry slowdowns and unemployment rates);

          o local real estate conditions (such as an oversupply of competing properties, rental space or multifamily housing);

          o    demographic factors;

          o    decreases in consumer confidence;

          o    changes in consumer tastes and preferences; and

          o    retroactive changes in building codes.

          The volatility of net operating income will be influenced by many of the foregoing factors, as well as by:

          o    the length of tenant leases;

          o    the creditworthiness of tenants;

          o    the level of tenant defaults;

          o the ability to convert an unsuccessful property to an alternative use;

          o    new construction in the same market as the mortgaged property;

          o    rent control laws;

          o    the number and diversity of tenants;

          o    the rate at which new rentals occur; and

         o the property's operating leverage (which is the percentage of total property expenses in relation to revenue), the ratio of fixed operating expenses to those that vary with revenues, and the level of capital expenditures required to maintain the property and to retain or replace tenants.

         A decline in the real estate market or in the financial condition of a major tenant will tend to have a more immediate effect on the net operating income of properties with short-term revenue sources (such as short-term or month-to-month leases) and may lead to higher rates of delinquency or defaults under mortgage loans secured by such properties.

NON-RECOURSE LOANS LIMIT REMEDIES FOLLOWING BORROWER DEFAULT.

         The mortgage loans that will back the offered certificates are generally non-recourse loans. Therefore, recourse generally may be had only against the specific mortgaged property securing the subject pooled mortgage loan and any other assets that may have been pledged to secure the subject pooled mortgage loan, which may or may not be sufficient to repay that pooled mortgage loan in full. Consequently, the repayment of each pooled mortgage loan will be primarily dependent upon the sufficiency of the net operating income from the related mortgaged property and, at maturity, upon the market value of that mortgaged property.

         When full or partial recourse against the borrower, a guarantor or another entity is permitted by the related loan documents, the ability to collect from that borrower, guarantor or other entity is dependent upon the creditworthiness, solvency and other factors specific to the borrower and generally is not within our control or the control of the applicable mortgage loan seller, the applicable master servicer, the applicable special servicer, the trustee, the fiscal agent, the certificate administrator or any of our or their respective affiliates. Even if the related loan documents provide for recourse against the borrower, a guarantor or another entity, we cannot assure you that significant amounts will be realized in respect of that recourse in the event of a default with respect to any pooled mortgage loan.

         No mortgage loan that we intend to include in the trust fund is insured or guaranteed by the United States of America, any governmental agency or instrumentality, any private mortgage insurer or by us, any mortgage loan seller, either master servicer, either special servicer, the trustee, the certificate administrator, the fiscal agent or any of their respective affiliates.

THE CONCENTRATION OF LOANS AND NUMBER OF LOANS WITH THE SAME OR RELATED BORROWERS INCREASES THE POSSIBILITY OF LOSS ON THE LOANS WHICH COULD REDUCE PAYMENTS ON YOUR CERTIFICATES.

         The effect of mortgage pool loan losses will be more severe:

         o if the pool is comprised of a small number of mortgage loans, each with a relatively large principal amount; or

         o if the losses relate to loans that account for a disproportionately large percentage of the pool's aggregate principal balance of all mortgage loans.

         Twelve (12) groups of mortgage loans, together representing 41 individual pooled mortgage loans, were made to borrowers related through common ownership and where, in general, the related mortgaged properties are commonly managed. The related borrower concentrations of those twelve (12) groups represent 8.37%, 5.98%, 4.81%, 1.68%, 1.55%, 1.15%, 0.85%, 0.81%, 0.76%, 0.61%,
0.60%, and 0.31%, respectively, of the initial mortgage pool balance. In addition, there are 2 pooled mortgage loans, representing 0.45% of the initial mortgage pool balance, under which the borrower is the same entity (and that entity is not a single-purpose or bankruptcy-remote entity) and these pooled mortgage loans are cross-defaulted and cross-collateralized. An insolvency of the related borrower would be an event of default under both mortgage loans.

         The largest of the pooled mortgage loans or group of cross-collateralized and cross-defaulted pooled mortgage loans is the Lion Industrial Portfolio Pooled Mortgage Loans, which represent 8.37% of the initial mortgage pool balance. The ten largest pooled mortgage loans and groups of cross-collateralized pooled mortgage loans in the aggregate represent 42.04% of the initial mortgage pool balance. Each of the other pooled mortgage loans represents no greater than 1.71% of the initial mortgage pool balance.

LIMITATIONS ON THE ENFORCEABILITY OF MULTI-BORROWER/MULTI-PROPERTY ARRANGEMENTS MAY HAVE AN ADVERSE EFFECT ON RECOURSE IN THE EVENT OF A DEFAULT ON A MORTGAGE LOAN.

         The trust fund will include some mortgage loans and groups of cross-collateralized mortgage loans that, in each case, represent the obligations of multiple borrowers that are liable on a joint and several basis for the repayment of the entire indebtedness evidenced by the related mortgage loan or group of cross-collateralized mortgage loans.

         Arrangements whereby multiple borrowers grant their respective mortgaged properties as security for a mortgage loan could be challenged as fraudulent conveyances by the creditors or the bankruptcy estate of any of the related borrowers. Under federal and most state fraudulent conveyance statutes, the incurring of an obligation or the transfer of property, including the granting of a mortgage lien, by a person may be voided under certain circumstances if:

         the person did not receive fair consideration or reasonably equivalent value in exchange for the obligation or transfer; and

         the person:

                (1) was insolvent at the time of the incurrence of the obligation or transfer, or

                (2) was engaged in a business or a transaction or was about to engage in a business or a transaction, for which the person's assets constituted an unreasonably small amount of capital after giving effect to the incurrence of the obligation or the transfer, or

                (3) intended to incur, or believed that it would incur, debts that would be beyond the person's ability to pay as those debts matured.

         Accordingly, a lien granted by a borrower could be avoided if a court were to determine that:

         o the borrower did not receive fair consideration or reasonably equivalent value when pledging its mortgaged property for the equal benefit of the other related borrowers; and

         o the borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured.

         We cannot assure you that a lien granted by a borrower on its mortgaged property to secure a multi-borrower/multi-property mortgage loan or group of cross-collateralized mortgage loans, or any payment thereon, would not be avoided as a fraudulent conveyance.

         In addition, when multiple real properties secure a mortgage loan or group of cross-collateralized mortgage loans, the amount of the mortgage encumbering any particular one of those properties may be less than the full amount of the related mortgage loan, to minimize recording tax. This mortgage amount is generally established at 100% to 150% of the appraised value or allocated loan amount for the mortgaged property and will limit the extent to which proceeds from the property will be available to offset declines in value of the other properties securing the same mortgage loan. See "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Pool" in this prospectus supplement for more information regarding any multi-property mortgage loans in the trust fund.

STATE AND FEDERAL LAWS APPLICABLE TO FORECLOSURE ACTIONS MAY AFFECT THE TIMING OF PAYMENTS ON YOUR CERTIFICATES.

         The ability to realize upon the pooled mortgage loans may be limited by the application of state laws. For example, some states, including California, have laws prohibiting more than one "judicial action" to enforce a mortgage obligation. Some courts have construed the term "judicial action" broadly. In the case of any pooled mortgage loan secured by mortgaged properties located in multiple states, the applicable master servicer or special servicer may be required to foreclose first on mortgaged properties located in states where these "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure. The application of other state and federal laws may delay or otherwise limit the ability to realize on the pooled mortgage loans.

CONVERTING COMMERCIAL PROPERTIES TO ALTERNATIVE USES MAY REQUIRE SIGNIFICANT EXPENSES WHICH COULD REDUCE PAYMENTS ON YOUR CERTIFICATES; AND LIMITED ADAPTABILITY FOR OTHER USES MAY SUBSTANTIALLY LOWER THE LIQUIDATION VALUE OF A MORTGAGED PROPERTY.

         Some of the mortgaged properties may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. This is because:

         o converting commercial properties to alternate uses or converting single-tenant commercial properties to multi-tenant properties generally requires substantial capital expenditures; and

         o zoning, land use or other restrictions also may prevent alternative uses.

         The liquidation value of a mortgaged property not readily convertible to an alternative use may be substantially less than would be the case if the mortgaged property were readily adaptable to other uses. If this type of mortgaged property were liquidated and a lower liquidation value were obtained, less funds would be available for distributions on your certificates. See "--Mortgaged Properties that are Not In Compliance with Zoning and Building Code Requirements and Use Restrictions Could Adversely Affect Payments on Your Certificates" in this prospectus supplement.

PROPERTY VALUE MAY BE ADVERSELY AFFECTED EVEN WHEN THERE IS NO CHANGE IN CURRENT OPERATING INCOME.

         Various factors may adversely affect the value of the mortgaged properties without affecting the properties' current net operating income. These factors include, among others:

         o changes in governmental regulations, fiscal policy, zoning or tax laws;

         o potential environmental legislation or liabilities or other legal liabilities;

         o    proximity and attractiveness of competing properties;

         o    new construction of competing properties in the same market;

         o    convertibility of a mortgaged property to an alternative use;

         o    the availability of refinancing; and

         o    changes in interest rate levels.

TENANT CONCENTRATION INCREASES THE RISK THAT CASH FLOW WILL BE INTERRUPTED WHICH COULD REDUCE PAYMENTS ON YOUR CERTIFICATES.

         A deterioration in the financial condition of a tenant can be particularly significant if a mortgaged property is leased to a single or large tenant or a small number of tenants, because rent interruptions by a tenant may cause the borrower to default on its obligations to the lender. Twenty-three
(23) of the mortgaged properties, representing security for 7.58% of the initial mortgage pool balance, are leased to single tenants. Mortgaged properties leased to a single tenant or a small number of tenants also are more susceptible to interruptions of cash flow if a tenant fails to renew its lease or defaults under its lease. This is so because:

         o the financial effect of the absence of rental income may be severe;

         o    more time may be required to re-lease the space; and

         o substantial capital costs may be incurred to make the space appropriate for replacement tenants.

         Additionally, some of the tenants at the mortgaged properties (including sole tenants or other significant tenants) have lease termination option dates or lease expiration dates that are prior to the related maturity date or anticipated repayment date. See Appendix A hereto. There are a number of other mortgaged properties that similarly have a significant amount of scheduled lease expirations or potential terminations before the maturity of the related pooled mortgage loan, although those circumstances were generally addressed by escrow requirements or other mitigating provisions.

         Another factor that you should consider is that retail, industrial and office properties also may be adversely affected if there is a concentration of tenants or of tenants in the same or similar business or industry.

         In some cases, the sole or a significant tenant is related to the subject borrower or an affiliate of that borrower.

         For further information with respect to tenant concentrations, see Appendix B.

RENEWAL, TERMINATION, EXPIRATION OF LEASES AND RELETTING ENTAILS RISKS THAT MAY ADVERSELY AFFECT YOUR INVESTMENT.

         Repayment of pooled mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the related borrowers and property managers to renew the leases or to relet the space on comparable terms. Certain mortgaged properties securing the pooled mortgage loans may be leased in whole or in part to government sponsored tenants who have the right to cancel their leases at any time because of lack of appropriations. In addition, certain of the mortgaged properties securing the pooled mortgage loans may be leased to either a single or other significant tenant with a lease termination option date or lease expiration date that is prior to the maturity date or anticipated repayment date of such mortgage loan.

         In addition, certain properties may have tenants that are paying rent but are not in occupancy or may have vacant space that is not leased, and in certain cases, the occupancy percentage could be less than 75%. This "dark" space may cause the property to be less desirable to other potential tenants or the related tenant may be more likely to default in its obligations under the lease. We cannot assure you that those tenants will continue to fulfill their lease obligations or that the space will be re-let.

         We cannot assure you that (1) leases that expire can be renewed, (2) the space covered by leases that expire or are terminated can be re-leased in a timely manner at comparable rents or on comparable terms or (3) the related borrower will have the cash or be able to obtain the financing to fund any required tenant improvements. Income from and the market value of the mortgaged properties securing the pooled mortgage loans would be adversely affected if vacant space in the mortgaged properties could not be leased for a significant period of time, if tenants were unable to meet their lease obligations or if, for any other reason, rental payments could not be collected or if one or more tenants ceased operations at the mortgaged property. Upon the occurrence of an event of default by a tenant, delays and costs in enforcing the lessor's rights could occur. In addition, certain tenants at the mortgaged properties securing the pooled mortgage loans may be entitled to terminate their leases or reduce their rents based upon negotiated lease provisions if, for example, an anchor tenant ceases operations at the related mortgaged property. In these cases, we cannot assure you that the operation of these provisions will not allow a termination or rent reduction. A tenant's lease may also be terminated or its terms otherwise adversely affected if a tenant becomes the subject of a bankruptcy proceeding.

         If a significant portion of a mortgaged property is leased to a single tenant, the failure of the borrower to relet that portion of the subject mortgaged property if that tenant vacates or fails to perform its obligations will have a greater adverse effect on your investment than if the subject mortgaged property were leased to a greater number of tenants.

         Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the related mortgaged properties. Forty (40) of the mortgage loans, representing security for 46.08% of the initial mortgage pool balance (excluding multifamily, manufactured housing community and self-storage properties), as of the cut-off date have either upfront or continuing reserves for tenant improvements and leasing commissions which may serve to defray such costs. There can be no assurances, however, that the funds (if any) held in such reserves for tenant improvements and leasing commissions will be sufficient to cover any of the costs and expenses associated with tenant improvements or leasing commission obligations. In addition, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing rights and protecting its investment, including costs incurred in renovating or reletting the property.

         If a mortgaged property has multiple tenants, re-leasing costs and costs of enforcing remedies against defaulting tenants may be more frequent than in the case of mortgaged properties with fewer tenants, thereby reducing the cash flow available for debt service payments. These costs may cause a borrower to default in its other obligations which could reduce cash flow available for debt service payments. Multi-tenanted mortgaged properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

         See Appendix A, Appendix B and Appendix C to this prospectus supplement for additional information regarding the occupancy or leasing percentages at the mortgaged properties. The Percent Leased presented herein for each mortgaged property should not be construed as a statement that the relevant units, area or pads are not vacant.

A CONCENTRATION OF MORTGAGED PROPERTIES IN ONE OR MORE GEOGRAPHIC AREAS REDUCES DIVERSIFICATION AND MAY INCREASE THE RISK THAT YOUR CERTIFICATES MAY NOT BE PAID IN FULL.

         Concentrations of mortgaged properties in geographic areas may increase the risk that adverse economic or other developments or a natural disaster affecting a particular region of the country could increase the frequency and severity of losses on mortgage loans secured by the mortgaged properties. In the past, several regions of the United States have experienced significant real estate downturns at times when other regions have not. Regional economic declines or adverse conditions in regional real estate markets could adversely affect the income from, and market value of, the mortgaged properties located in the region. Other regional factors--e.g., earthquakes, floods or hurricanes or changes in governmental rules or fiscal policies or terrorist acts--also may adversely affect those mortgaged properties.

         The mortgaged properties are located throughout 28 states. In particular, investors should note that approximately 17.32% of the mortgaged properties, based on the initial mortgage pool balance, are located in California. Mortgaged properties located in California may be more susceptible to some types of special hazards that may not be covered by insurance (such as earthquakes or widespread fires) than properties located in other parts of the country. The mortgage loans generally do not require any borrowers to maintain earthquake insurance.

         In addition, mortgaged properties representing security for 17.55%, 16.37%, 7.14% and 6.53%, respectively, of the initial mortgage pool balance, are located in Pennsylvania, New York, Florida and Texas, respectively, and concentrations of mortgaged properties, in each case, representing less than 5% of the initial mortgage pool balance, also exist in several other states.

PRIOR BANKRUPTCIES MAY REFLECT FUTURE PERFORMANCE.

         In the case of one (1) mortgage loan that we intend to include in the trust fund, secured by the mortgage property identified on Appendix B to this prospectus supplement as Good Samaritan Office Building, representing 0.58% of the initial mortgage pool balance, a principal of the related borrower currently is a party to an insolvency proceeding not related to the mortgaged property securing the pooled mortgage loan. In the case of one (1) mortgage loan that we intend to include in the trust fund, secured by the mortgaged property identified on Appendix B to this prospectus supplement as The Benchmark, representing 1.08% of the initial mortgage pool balance, a principal of the related borrower was a party to a bankruptcy proceeding related to the mortgaged property securing the pooled mortgage loan but emerged from such bankruptcy in 1996. In the case of one (1) mortgage loan that we intend to include in the trust fund, secured by the mortgaged property identified on Appendix B to this prospectus supplement as The Curtis Center, representing 5.66% of the initial mortgage pool balance, the entity that currently owns 98.99% of the borrower underwent bankruptcy reorganization in 1996 and prior thereto had directly owned the related mortgaged property. There can be no assurance that any borrower, or any other principals of a borrower, have not been a party to bankruptcy proceedings, foreclosure proceedings or deed in lieu of foreclosure transactions in the past.

TENANT BANKRUPTCY MAY ADVERSELY AFFECT THE INCOME PRODUCED BY THE PROPERTY AND MAY ADVERSELY AFFECT THE PAYMENTS ON YOUR CERTIFICATES.

         The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties, may adversely affect the income produced by the property. Under the federal bankruptcy code, a tenant/debtor has the option of affirming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant, absent collateral securing the claim. The claim would be limited to the unpaid rent under the lease for the periods prior to the bankruptcy petition, or earlier surrender of the leased premises, plus the rent under the lease for the greater of one year, or 15%, not to exceed three years, of the remaining term of such lease and the actual amount of the recovery could be less than the amount of the claim.

ENVIRONMENTAL CONDITIONS OF THE MORTGAGED PROPERTIES MAY SUBJECT THE TRUST FUND TO LIABILITY UNDER FEDERAL AND STATE LAWS, REDUCING THE VALUE AND CASH FLOW OF THE MORTGAGED PROPERTIES, WHICH MAY RESULT IN REDUCED PAYMENTS ON YOUR OFFERED CERTIFICATES.

         The trust fund could become liable under certain circumstances for a material adverse environmental condition at any of the mortgaged properties securing the pooled mortgage loans. Any potential environmental liability could reduce or delay payments on the offered certificates.

         Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to such property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, certain laws impose liability for release of asbestos-containing materials into the air or require the removal or containment of asbestos-containing materials. In some states, contamination of a property may give rise to a lien on the property to assure payment of the costs of cleanup. In some states, this lien has priority over the lien of a pre-existing mortgage. Additionally, third parties may seek recovery from owners or operators of real properties for cleanup costs, property damage or personal injury associated with releases of, or other exposure to hazardous substances related to the properties.

         The owner's liability for any required remediation generally is not limited by law and could, accordingly, exceed the value of the property and/or the aggregate assets of the owner. The presence of hazardous or toxic substances also may adversely affect the owner's ability to refinance the property or to sell the property to a third party. The presence of, or strong potential for contamination by, hazardous substances consequently can have a materially adverse effect on the value of the property and a borrower's ability to repay its mortgage loan.

         In addition, under certain circumstances, a lender (such as the trust) could be liable for the costs of responding to an environmental hazard.

         Except for mortgaged properties securing mortgage loans that are the subject of a group secured creditor impaired property policy or, in some cases, an individual secured creditor impaired property policy, described below under "Description of the Mortgage Pool--Assessments of Property Value and Condition--Environmental Insurance", all of the mortgaged properties securing the mortgage loans have been subject to environmental site assessments by a third-party consultant, or in some cases an update of a previous assessment or transaction screen, in connection with the origination of the pooled mortgage loans. In some cases, a Phase II site assessment was also performed. In certain cases, these assessments revealed conditions that resulted in requirements that the related borrowers establish operations and maintenance plans, monitor the mortgaged property or nearby properties, abate or remediate the condition, and/or provide additional security such as letters of credit, reserves, environmental indemnification or secured creditor impaired property policies.

         In certain cases where the environmental consultant recommended that action be taken in respect of a materially adverse or potentially material adverse environmental condition at the related mortgaged real property, then:

         o an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

         o a responsible third party was identified as being responsible for the remediation; or

         o the related originator of the subject underlying mortgage loan generally required the related borrower:

              (a)  to take investigative and/or remedial action; or

              (b) to carry out an operation and maintenance plan or other specific remedial measures post-closing and/or to establish an escrow reserve in an amount sufficient for effecting that plan and/or the remediation; or

              (c) to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents; or

              (d) to obtain or seek a letter from the applicable regulatory authority stating that no further action was required; or

              (e) to obtain environmental insurance (in the form of a secured creditor impaired property policy or other form of environmental insurance) or provide an indemnity from an individual or an entity.

         Some borrowers under the subject underlying mortgage loans may not have satisfied or may not satisfy all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been implemented or will continue to be complied with.

         In some cases, the environmental consultant did not recommend that any action be taken by the related borrower with respect to a potential adverse environmental condition at a mortgaged real property because a responsible party, other than the related borrower, had been identified with respect to that condition. There can be no assurance, however, that such a responsible party will be willing or financially able to address the subject condition.

         Twelve (12) mortgaged properties, securing 3.81% of the initial mortgage pool balance, are the subject of secured creditor impaired property policies. Generally, the policies provide coverage for certain losses that may arise from adverse environmental conditions that may exist at the related mortgaged properties. We describe those policies under "Description of the Mortgage Pool--Assessments of Property Value and Condition--Environmental Insurance" in this prospectus supplement. Generally, environmental site assessments were not performed with respect to those mortgaged properties covered by a group secured creditor impaired property policy and may not have been performed with respect to certain mortgaged properties covered by individual secured creditor impaired property policies.

         We cannot assure you that the environmental assessments revealed all existing or potential environmental risks or that all adverse environmental conditions have been completely abated or remediated or that any reserves, insurance or operations and maintenance plans will be sufficient to remediate the environmental conditions. Moreover, we cannot assure you that:

         o future laws, ordinances or regulations will not impose any material environmental liability; or

         o the current environmental condition of the mortgaged properties will not be adversely affected by tenants or by the condition of land or operations in the vicinity of the mortgaged properties (such as underground storage tanks).

         Portions of some of the mortgaged properties securing the pooled mortgage loans may include tenants who operate on-site dry-cleaners and gasoline stations. Both types of operations involve the use and storage of hazardous substances, leading to an increased risk of liability to the tenant, the landowner and, under certain circumstances, a lender (such as the trust) under environmental laws. Dry-cleaners and gasoline station operators may be required to obtain various environmental permits and licenses in connection with their operations and activities and comply with various environmental laws, including those governing the use and storage of hazardous substances. These operations incur ongoing costs to comply with environmental laws governing, among other things, containment systems and underground storage tank systems. In addition, any liability to borrowers under environmental laws, including in connection with releases into the environment of gasoline, dry-cleaning solvents or other hazardous substances from underground storage tank systems or otherwise, could adversely impact the related borrower's ability to repay the related pooled mortgage loan.

         Before a special servicer acquires title to a mortgaged property on behalf of the trust, it must obtain an environmental assessment of the related pooled property, or rely on a recent environmental assessment. This requirement will decrease the likelihood that the trust will become liable under any environmental law. However, this requirement may effectively preclude foreclosure until a satisfactory environmental assessment is obtained, or until any required remedial action is thereafter taken. There is accordingly some risk that the mortgaged property will decline in value while this assessment is being obtained. Moreover, we cannot assure you that this requirement will effectively insulate the trust from potential liability under environmental laws. Any such potential liability could reduce or delay payments to series 2004-PWR3 certificateholders.

IF A BORROWER IS UNABLE TO REPAY ITS LOAN ON ITS MATURITY DATE OR DOES NOT REPAY ITS LOAN ON ANY ANTICIPATED REPAYMENT DATE, YOU MAY EXPERIENCE A LOSS OR DELAY IN PAYMENTS ON YOUR CERTIFICATES.

         Ninety-eight (98) pooled mortgage loans, representing 90.58% of the initial mortgage pool balance, are balloon loans. Nine (9) of the balloon mortgage loans referred to in the preceding sentence representing 11.44% of the initial mortgage pool balance, provide for no amortization and for payments of interest only for their entire terms and twelve (12) of the balloon mortgage loans representing 15.94% of the initial mortgage pool balance, provide for interest only periods that expire 8 to 58 months following their respective cut-off dates. In addition, twelve (12) of the pooled mortgage loans, representing 6.26% of the initial mortgage pool balance, including one pooled mortgage loan representing 0.35% of the initial mortgage pool balance that is interest only for its entire term, provide material incentives for the related borrowers to repay the loan by their respective anticipated repayment dates prior to maturity. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, and the ability of a borrower to repay a mortgage loan on or before any related anticipated repayment date, in each case depends upon its ability either to refinance the related pooled mortgage loan or to sell the mortgaged property for an amount that is sufficient to repay the mortgage loan in full with interest. A borrower's ability to achieve either of these goals will be affected by a number of factors, including:

         o the availability of, and competition for, credit for commercial properties;

         o    prevailing interest rates;

         o    the fair market value of the related mortgaged property;

         o    the borrower's equity in the related mortgaged property;

         o    the borrower's financial condition;

         o the operating history and occupancy level of the mortgaged property;

         o    tax laws; and

         o    prevailing general and regional economic conditions.

         The availability of funds in the credit markets fluctuates over time.

         None of the mortgage loan sellers, any party to the series 2004-PWR3 pooling and servicing agreement or any other person will be under any obligation to refinance any mortgage loan.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO SUPPORT, A MORTGAGED PROPERTY.

         The mortgaged properties identified on Appendix B to this prospectus supplement as Lion Industrial Portfolio are encumbered by mortgage instruments that secure:

         o two mortgage loans (evidenced by one note with two tranches) that we intend to include in the trust fund that are pari passu in right of payment with each other and have an aggregate cut-off date principal balance of $92,800,000, representing 8.37% of the initial mortgage pool balance; and

         o two mortgage loans (evidenced by one note with two tranches) that will not be part of the trust fund, which mortgage loans will have a cut-off date principal balance of approximately $92,800,000 and which loans are pari passu in right of payment with each other and subordinate in right of payment to the pooled mortgage loans referred to in the preceding bullet.

         The mortgaged property identified on Appendix B to this prospectus supplement as Two Commerce Square is encumbered by a mortgage instrument that secures:

         o a mortgage loan evidenced by two component notes that we intend to include in the trust fund, which mortgage loan is expected to have a cut-off date principal balance of $64,711,587, representing approximately 5.84% of the initial mortgage pool balance; and

         o another mortgage loan evidenced by two component notes that will not be part of the trust fund, which mortgage loan is expected to have a cut-off date principal balance of approximately $64,711,587, and which is pari passu in right of payment with that pooled mortgage loan.

         The mortgaged property identified on Appendix B to this prospectus supplement as Trinity Centre is encumbered by a mortgage instrument that secures:

         o a mortgage loan that we intend to include in the trust fund, which mortgage loan is expected to have a cut-off date principal balance of $39,400,000, representing approximately 3.55% of the initial mortgage pool balance; and

         o another mortgage loan that will not be part of the trust fund, which mortgage loan is expected to have cut-off date principal balance of $59,100,000, and which is pari passu in right of payment with that pooled mortgage loan.

         The mortgaged property identified on Appendix B to this prospectus supplement as Carmel Mountain Plaza is encumbered by a mortgage instrument that secures:

         o a mortgage loan that we intend to include in the trust fund, which mortgage loan is expected to have a cut-off date principal balance of $35,167,333, representing approximately 3.17% of the initial mortgage pool balance; and

         o another mortgage loan that will not be part of the trust fund, which mortgage loan is expected to have a principal balance as of the cut-off date of approximately $35,167,333, and which is pari passu in right of payment with that pooled mortgage loan.

         With respect to each of the mortgaged properties identified on Appendix B to this prospectus supplement as Heights Plaza and Valley Plaza Shopping Center (the "A/B Mortgage Loans"), the mortgage on the related mortgaged property also secures subordinated B notes, which had original principal balances of $750,000 and $610,000, respectively. In each case the A note and the related B note are cross-defaulted. Each B note relating to the A/B Mortgage Loans is owned by CBA-Mezzanine Capital Finance, LLC, a third party unaffiliated with the mortgage loan sellers. The B notes are not assets of the trust. The A/B Mortgage Loans and the related B notes will be serviced pursuant to the series 2004-PWR3 pooling and servicing agreement.

         The mortgaged property identified on Appendix B to this prospectus supplement as The Curtis Center is encumbered by a second mortgage in the amount of $31,767,589. Pursuant to a subordination and intercreditor agreement, the second lien mortgage loan may only be paid out of excess cashflow after all payments due under the pooled mortgage loan are made. Additionally, the holder of the second lien mortgage is not permitted to foreclose on its mortgage for so long as the pooled mortgage loan is outstanding.

         The mortgaged property identified on Appendix B to this prospectus supplement as Las Colinas Plaza is encumbered by a second mortgage in the amount of $2,187,500. Pursuant to a subordination agreement, the second lien mortgage loan may only be paid out of excess cashflow after all payments due under the pooled loan are made. Additionally, the holder of the second lien mortgage is not permitted to foreclose on its mortgage for so long as the pooled mortgage loan is outstanding.

         Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged properties. However, the pooled mortgage loans generally do not prohibit indebtedness that is secured by equipment or other personal property located at the mortgaged property.

         In the case of some mortgage loans that we intend to include in the trust fund, direct and indirect equity owners of the related borrower have pledged or are permitted in the future to pledge their respective equity interests to secure financing. With respect to the mortgaged property identified on Appendix B to this prospectus supplement as Two Commerce Square, there is related senior mezzanine financing in the amount of $49,130,000, junior A mezzanine financing in the amount of $3,500,000, and junior B mezzanine financing in the amount of $24,457,340, in each case from an unrelated third party. Further a $2,000,000 preferred equity contribution by Thomas Development Partners - CS, LLC, an affiliate of the Two Commerce Square Borrower, was made to TCS SPE2, L.P., the guarantor of the Two Commerce Square Junior A Mezzanine Loan. Payments on such preferred equity are required to be made on a pro rata basis with payments on the Two Commerce Square Junior A Mezzanine Loan. With respect to the pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as Mansions At Technology Park Phase II and Parkway Apartments, there is a related mezzanine financing in the original principal amount of $700,000 and $500,000, respectively, representing approximately 1.01% and 0.74%, respectively, of the initial mortgage pool balance. With respect to the Trinity Centre Pooled Mortgage Loan, there is a related mezzanine financing in the original principal amount of $37,705,270 and the mezzanine borrower has also incurred $5,286,000 in unsecured mezzanine indebtedness as of January 15, 2004 from related parties, which indebtedness is subject to a subordination and standstill agreement with the mezzanine lender. This unsecured mezzanine indebtedness may be increased up to an amount equal to approximately $9,015,100. With respect to the pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as BJ's Wholesale Club, Linens 'N Things and Wesleyan

Station Shopping Center, the related loan documents permit future mezzanine financing. See "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Pool--Subordinate and Other Financing.

         Under certain of the mortgage loans that we intend to include in the trust fund, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged property. In addition, in general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents are not prohibited from incurring additional debt. Such additional debt may be secured by other property owned by this borrower. Certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

         The mortgage loans that we intend to include in the trust fund generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged property, including but not limited to trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged property.

         See "Description of the Mortgage Pool--Subordinate and Other Financing" for additional information regarding the subordinate and additional financing permitted to remain in place or to be incurred under the terms of the pooled mortgage loans.

         We make no representation with respect to the pooled mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

         Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged property. While the mezzanine lender has no security interest in or rights to the related mortgaged property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged property to suffer by not making capital infusions to support the mortgaged property.

         When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged property, the trust is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated repayment date. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged property.

         Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders could impair the security available to the trust fund. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the trust's ability to foreclose on the mortgaged property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the trust.

         Further, if another loan secured by the mortgaged property is in default, the other lender may foreclose on the mortgaged property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The trust may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

         For further information with respect to subordinate and other financing, see "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Pool--Subordinate and Other Financing" in this prospectus supplement and Appendix B to this prospectus supplement.

BANKRUPTCY PROCEEDINGS RELATING TO A BORROWER CAN RESULT IN DISSOLUTION OF THE BORROWER AND THE ACCELERATION OF THE RELATED MORTGAGE LOAN AND CAN OTHERWISE IMPAIR REPAYMENT OF THE RELATED MORTGAGE LOAN.

         Under the federal bankruptcy code, the filing of a bankruptcy petition by or against a borrower will stay the commencement or continuation of a foreclosure action. In addition, if a court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-current value of the mortgaged property. Such an action would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may:

         o grant a debtor a reasonable time to cure a payment default on a mortgage loan;

         o    reduce monthly payments due under a mortgage loan;

         o    change the rate of interest due on a mortgage loan; or

         o    otherwise alter the mortgage loan's repayment schedule.

         Additionally, the trustee of the borrower's bankruptcy or the borrower, as debtor in possession, has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of the mortgage lender may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

         The filing of a bankruptcy petition will also stay the lender from enforcing a borrower's assignment of rents and leases. The federal bankruptcy code also may interfere with the trustee's ability to enforce any lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or reduce the lender's receipt of rents. A bankruptcy court may also permit rents otherwise subject to an assignment and/or lock-box arrangement to be used by the borrower to maintain the mortgaged property or for other court authorized expenses.

         In addition, there are 2 pooled mortgage loans, representing 0.45% of the initial mortgage pool balance, under which the borrower is the same entity (and that entity is not a single-purpose or bankruptcy-remote entity) and these pooled mortgage loans are cross-defaulted and cross-collateralized. An insolvency of the related borrower would be an event of default under both mortgage loans.

         As a result of the foregoing, the recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

         Twelve (12) groups of mortgage loans, representing 8.37%, 5.98%, 4.81%, 1.68%, 1.55%, 1.15%, 0.85%, 0.81%, 0.76%, 0.61%, 0.60% and 0.31%, respectively, of the initial mortgage pool balance and together representing 41 individual pooled mortgage loans, were made to borrowers that are affiliated through common ownership of partnership or other equity interests and where, in general, the related mortgaged properties are commonly managed. The bankruptcy or insolvency of any such borrower or respective affiliate could have an adverse effect on the operation of all of the related mortgaged properties and on the ability of such related mortgaged properties to produce sufficient cash flow to make required payments on the related mortgage loans. For example, if a person that owns or controls several mortgaged properties experiences financial difficulty at one such property, it could defer maintenance at one or more other mortgaged properties in order to satisfy current expenses with respect to the mortgaged property experiencing financial difficulty, or it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all the related pooled mortgage loans.

         A number of the borrowers under the pooled mortgage loans are limited or general partnerships. Under some circumstances, the bankruptcy of a general partner of the partnership may result in the dissolution of that partnership. The dissolution of a borrower partnership, the winding up of its affairs and the distribution of its assets could result in an early repayment of the related mortgage loan.

         With respect to a number of the pooled mortgage loans, the borrowers own the related mortgaged property as tenants in common. The bankruptcy, dissolution or action for partition by one or more of the tenants in common could result in an early repayment of the related mortgage loan, significant delay in recovery against the tenant in common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related pooled mortgage loan. Not all tenants in common for all pooled mortgage loans are special purpose entities.

         We cannot assure you that any principal or affiliate of any borrower under a pooled mortgage loan has not been a party to any bankruptcy proceeding.

BORROWERS THAT ARE NOT BANKRUPTCY REMOTE ENTITIES MAY BE MORE LIKELY TO FILE BANKRUPTCY PETITIONS AND THIS MAY ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         While many of the borrowers under the pooled mortgage loans have agreed to certain special purpose covenants to limit the bankruptcy risk arising from activities unrelated to the operation of the mortgaged property, some borrowers under the pooled mortgage loans are not special purpose entities. Additionally, most borrowers under the pooled mortgage loans and their owners do not have an independent director whose consent would be required to file a bankruptcy petition on behalf of such borrower. One of the purposes of an independent director is to avoid a bankruptcy petition filing that is intended solely to benefit a borrower's affiliate and is not justified by the borrower's own economic circumstances.

THE OPERATION OF COMMERCIAL PROPERTIES IS DEPENDENT UPON SUCCESSFUL MANAGEMENT.

         The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is generally responsible for:

         o    responding to changes in the local market;

         o    planning and implementing the rental structure;

         o    operating the property and providing building services;

         o    managing operating expenses; and

         o assuring that maintenance and capital improvements are carried out in a timely fashion.

         Properties deriving revenues primarily from short-term sources are generally more management-intensive than properties leased to creditworthy tenants under long-term leases.

         A property manager, by controlling costs, providing appropriate service to tenants and seeing to property maintenance and general upkeep, can improve cash flow, reduce vacancy, leasing and repair costs and preserve building value. On the other hand, management errors can, in some cases, impair short-term cash flow and the long-term viability of an income producing property.

         We make no representation or warranty as to the skills of any present or future managers with respect to the mortgaged properties securing the pooled mortgage loans. Additionally, we cannot assure you that any of those property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

PROVISIONS REQUIRING YIELD MAINTENANCE CHARGES OR DEFEASANCE PROVISIONS MAY NOT BE ENFORCEABLE.

         Provisions in the pooled mortgage loans requiring yield maintenance charges or lockout periods may not be enforceable in some states and under federal bankruptcy law. Provisions in the pooled mortgage loans requiring yield maintenance charges also may be interpreted as constituting the collection of interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge under a pooled mortgage loan will be enforceable. Also, we cannot assure you that foreclosure proceeds under a pooled mortgage loan will be sufficient to pay an enforceable yield maintenance charge.

         Additionally, although the collateral substitution provisions in the pooled mortgage loans related to defeasance do not have the same effect on the series 2004-PWR3 certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

THE ABSENCE OF LOCKBOXES ENTAILS RISKS THAT COULD ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         Most of the mortgage loans that we intend to include in the trust fund do not require the related borrower presently to cause rent and other payments to be made into a lockbox account maintained on behalf of the mortgagee, although some of those mortgage loans do provide for a springing lockbox. If rental payments are not required to be made directly into a lockbox account, there is a risk that the borrower will divert such funds for other purposes.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         Although many of the mortgage loans that we intend to include in the trust fund require that funds be put aside for specific reserves, certain of those mortgage loans do not require any reserves. Furthermore, we cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged properties will be sufficient to fully fund the ongoing monthly reserve requirements.

INADEQUACY OF TITLE INSURERS MAY ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         Title insurance for a mortgaged property generally insures a lender against risks relating to a lender not having a first lien with respect to a mortgaged property, and in some cases can insure a lender against specific other risks. The protection afforded by title insurance depends on the ability of the title insurer to pay claims made upon it. We cannot assure you that with respect to any pooled mortgage loan:

         o a title insurer will have the ability to pay title insurance claims made upon it;

         o    the title insurer will maintain its present financial strength;
              or

         o    a title insurer will not contest claims made upon it.

MORTGAGED PROPERTIES THAT ARE NOT IN COMPLIANCE WITH ZONING AND BUILDING CODE REQUIREMENTS AND USE RESTRICTIONS COULD ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         Noncompliance with zoning and building codes may cause the borrower with respect to any pooled mortgage loan to experience cash flow delays and shortfalls that would reduce or delay the amount of proceeds available for distributions on your certificates. The mortgage loan sellers have taken steps to establish that the use and operation of the mortgaged properties securing the pooled mortgage loans are in compliance in all material respects with all applicable zoning, land-use and building ordinances, rules, regulations, and orders. Evidence of this compliance may be in the form of legal opinions, zoning consultants reports, confirmations from government officials, title policy endorsements and/or representations by the related borrower in the related mortgage loan documents. These steps may not have revealed all possible violations.

         Some violations of zoning, land use and building regulations may be known to exist at any particular mortgaged property, but the mortgage loan sellers generally do not consider those defects known to them to be material or have obtained title policy endorsements and/or law and ordinance insurance to mitigate the risks of loss associated with any material violation or noncompliance. In some cases, the use, operation and/or structure of a mortgaged property constitutes a permitted nonconforming use and/or structure as a result of changes in zoning laws after such mortgaged properties were constructed or for other reasons, and the structure may not be rebuilt to its current state or be used for its current purpose if a material casualty event occurs. Insurance proceeds may not be sufficient to pay the related pooled mortgage loan in full if a material casualty event were to occur, or the mortgaged property, as rebuilt for a conforming use and/or structure, may not generate sufficient income to service the related pooled mortgage loan and the value of the mortgaged property or its revenue producing potential may not be the same as it was before the casualty. If a mortgaged property could not be rebuilt to its current state or its current use were no longer permitted due to building violations or changes in zoning or other regulations, then the borrower might experience cash flow delays and shortfalls or be subject to penalties that would reduce or delay the amount of proceeds available for distributions on your certificates.

         In addition, certain mortgaged properties may be subject to zoning, land use or building restrictions in the future. In this respect, certain of the mortgaged properties are subject to historical landmark designations, which restrict the ability of the related owners to alter the structures.

         Certain mortgaged properties may be subject to use restrictions pursuant to reciprocal easement or operating agreements. Such use restrictions could include, for example, limitations on the character of the improvements or the properties, limitations affecting noise and parking requirements, signs and common area use, and limitations on the borrower's right to certain types of facilities within a prescribed radius, among other things. These limitations could adversely affect the ability of the borrower to lease the mortgaged property on favorable terms, thus adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loans.

CONDEMNATIONS WITH RESPECT TO MORTGAGED PROPERTIES COULD ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         From time to time, there may be condemnations pending or threatened against one or more of the mortgaged properties securing the pooled mortgage loans. We cannot assure you that the proceeds payable in connection with a total condemnation will be sufficient to restore the subject mortgaged property or to satisfy the remaining indebtedness of the related pooled mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of the affected mortgaged property, or on an affected borrower's ability to meet its obligations under the related pooled mortgage loan. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon the distributions on your certificates.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         The mortgaged properties securing the pooled mortgage loans may suffer casualty losses due to risks (including acts of terrorism) that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates or has otherwise been contractually limited by the related loan documents. Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

         Some of the mortgaged properties securing the pooled mortgage loans are located in California and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans that we intend to include in the trust fund generally do not expressly require borrowers to maintain insurance coverage for earthquakes, hurricanes or floods and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

         With respect to substantially all of the mortgage loans that we intend to include in the trust, the related loan documents generally provide that either (a) the borrowers are required to maintain full or partial insurance coverage for property damage to the related mortgaged property against certain acts of terrorism (except that (i) the requirement to obtain such insurance coverage may be subject to, in certain instances, the commercial availability of that coverage, certain limitations with respect to the cost thereof and/or whether such hazards are at the time commonly insured against for property similar to such mortgaged properties and located in or around the region in which such mortgaged property is located and (ii) in certain cases the borrower is permitted to self-insure for that coverage subject to the borrower's owner satisfying certain minimum net worth requirements or having an investment grade rating and satisfying maximum leverage limits on its real estate portfolio) or
(b) the borrowers are required to provide such additional insurance coverage as a lender (such as the trust) may reasonably require to protect its interests or to cover such hazards as are commonly insured against for similarly situated properties. At the time existing insurance policies are subject to renewal, there is no assurance that terrorism insurance coverage will continue to be available and covered under the new policies or, if covered, whether such coverage will be adequate. Most insurance policies covering commercial real properties such as the mortgaged properties are subject to renewal on an annual basis. If such coverage is not currently in effect, is not adequate or is ultimately not continued with respect to some of the mortgaged properties and one of those mortgaged properties suffers a casualty loss as a result of a terrorist act, then the resulting casualty loss could reduce the amount available to make distributions on your certificates. Such policies may also not provide coverage for biological, chemical or nuclear events.

         Some of the mortgaged properties securing the pooled mortgage loans are covered by blanket insurance policies which also cover other properties of the related borrower or its affiliates. In the event that such policies are drawn on to cover losses on such other properties, the amount of insurance coverage available under such policies may thereby be reduced and could be insufficient to cover each mortgaged property's insurable risks.

         After the September 11, 2001 terrorist attacks in New York City, the Washington, D.C. area and Pennsylvania, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In an attempt to redress this situation, on November 26, 2002, the President signed into law the Terrorism Risk Insurance Act of 2002, which establishes a three-year federal back-stop program under which the federal government and the insurance industry will share in the risk of loss associated with certain future terrorist attacks. Pursuant to the provisions of the act, (a) qualifying insurers must offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses, (b) the federal government will reimburse insurers ninety percent (90%) of amounts paid on claims, in excess of a specified deductible, provided that aggregate property and casualty insurance losses resulting from an act of terrorism exceed $5,000,000, (c) the government's aggregate insured losses are limited to $100 billion per program year, (d) reimbursement to insurers will require a claim based on a loss from a terrorist act, (e) to qualify for reimbursement, an insurer must have previously disclosed to the policyholder the premium charged for terrorism coverage and its share of anticipated recovery for insured losses under the federal program, and (f) the federal program by its terms will terminate December 31, 2004 (unless it is extended). With regard to existing policies, the act provides that any terrorism exclusion in a property and casualty insurance contract currently in force is void if such exclusion exempts losses that would otherwise be subject to the act; provided, that an insurer may reinstate such a terrorism exclusion if the insured either (a) authorized such reinstatement in writing or (b) fails to pay the premium increase related to the terrorism coverage within 30 days of receiving notice of such premium increase and of its rights in connection with such coverage.

         The Terrorism Risk Insurance Act of 2002 only applies to losses resulting from attacks that have been committed by individuals on behalf of a foreign person or foreign interest, and does not cover acts purely of domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude losses resulting from terrorist acts not covered by the act from coverage under their policies. Moreover, the act still leaves insurers with high potential exposure for terrorism-related claims due to the deductible and copayment provisions thereof. Because nothing in the act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high. Finally, upon expiration of the federal program, there is no assurance that subsequent terrorism legislation would be passed.

         As a result of these factors, the amount available to make distributions on your certificates could be reduced.

PROPERTY INSPECTIONS AND ENGINEERING REPORTS MAY NOT REFLECT ALL CONDITIONS THAT REQUIRE REPAIR ON A MORTGAGED PROPERTY.

         Licensed engineers or consultants generally inspected the related mortgaged properties (unless improvements are not part of the mortgaged property) and, in most cases, prepared engineering reports in connection with the origination of the pooled mortgage loans or with this offering to assess items such as structure, exterior walls, roofing, interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements. However, we cannot assure you that all conditions requiring repair or replacement were identified. In those cases where a material condition was disclosed, such condition generally has been or is generally required to be remedied to the mortgagee's satisfaction, or funds or a letter of credit as deemed necessary by the related mortgage loan seller or the related engineer or consultant have been reserved to remedy the material condition. Neither we nor any of the mortgage loan sellers conducted any additional property inspections in connection with the issuance of the series 2004-PWR3 certificates.

APPRAISALS MAY INACCURATELY REFLECT THE VALUE OF THE MORTGAGED PROPERTIES.

         In general, in connection with the origination of each pooled mortgage loan or in connection with this offering, an appraisal was conducted in respect of the related mortgaged property by an independent appraiser that was state-certified and/or a Member of the Appraisal Institute or an update of an existing appraisal was obtained. The resulting estimates of value are the basis of the cut-off date loan-to-value ratios referred to in this prospectus supplement. Those estimates represent the analysis and opinion of the person performing the appraisal or market analysis and are not guarantees of present or future values. The appraiser may have reached a different conclusion of value than the conclusion that would be reached by a different appraiser appraising the same property, or that would have been reached separately by the mortgage loan sellers based on their internal review of such appraisals. Moreover, the values of the mortgaged properties securing the pooled mortgage loans may have changed significantly since the appraisal or market study was performed. In addition, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. The estimates of value reflected in the appraisals and the related loan-to-value ratios are presented for illustrative purposes only in Appendix A and Appendix B to this prospectus supplement. In each case the estimate presented is the one set forth in the most recent appraisal available to us as of the cut-off date, although we generally have not obtained updates to the appraisals. We cannot assure you that the appraised values indicated accurately reflect past, present or future market values of the mortgaged properties securing the pooled mortgage loans.

         The appraisals for certain of the mortgaged properties state a "stabilized value" as well as an "as-is" value for such properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of such properties. The stabilized value has been used in the calculation of the loan-to-value ratios in this prospectus supplement only in cases where such events have occurred.

THE OPERATION OF A MORTGAGED PROPERTY FOLLOWING FORECLOSURE MAY AFFECT THE TAX STATUS OF THE TRUST FUND AND MAY ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         If the trust fund acquires a mortgaged property as a result of a foreclosure or deed in lieu of foreclosure, the applicable special servicer will generally retain an independent contractor to operate the property. Any net income from operations other than qualifying "rents from real property" within the meaning of Section 856(d) of the Internal Revenue Code of 1986, or any rental income based on the net profits of a tenant or sub-tenant or allocable to a non-customary service, will subject the trust fund to a federal tax on such income at the highest marginal corporate tax rate, which is currently 35%, and, in addition, possible state or local tax. In this event, the net proceeds available for distribution on your certificates may be reduced. The applicable special servicer may permit the trust fund to earn such above described "net income from foreclosure property" but only if it determines that the net after-tax benefit to certificateholders is greater than under another method of operating or leasing the mortgaged property.

         In addition, if the trust fund were to acquire one or more mortgaged properties pursuant to a foreclosure or deed in lieu of foreclosure, upon acquisition of those mortgaged properties, the trust may in certain jurisdictions, particularly in New York and California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the series 2004-PWR3 certificateholders.

TENANT LEASES MAY HAVE PROVISIONS THAT COULD ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         In certain jurisdictions, if tenant leases are subordinate to the liens created by the mortgage and do not contain attornment provisions which require the tenant to recognize a successor owner, following foreclosure, as landlord under the lease, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Not all leases were reviewed to ascertain the existence of these provisions. Accordingly, if a mortgaged property is located in such a jurisdiction and is leased to one or more tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged property could experience a further decline in value if such tenants' leases were terminated. This is particularly likely if such tenants were paying above-market rents or could not be replaced.

         Some of the leases at the mortgaged properties securing the mortgage loans included in the trust may not be subordinate to the related mortgage. If a lease is not subordinate to a mortgage, the trust will not possess the right to dispossess the tenant upon foreclosure of the mortgaged property unless it has otherwise agreed with the tenant. If the lease contains provisions inconsistent with the mortgage, for example, provisions relating to application of insurance proceeds or condemnation awards, or which could affect the enforcement of the lender's rights (such as a right of first refusal to purchase the property), the provisions of the lease will take precedence over the provisions of the mortgage.

LITIGATION ARISING OUT OF ORDINARY BUSINESS COULD ADVERSELY AFFECT PAYMENTS ON YOUR CERTIFICATES.

         There may be pending or threatened legal proceedings against the borrowers and managers of the mortgaged properties securing the pooled mortgage loans and/or their respective affiliates arising out of their ordinary business. We cannot assure you that any such litigation would not have a material adverse effect on your certificates.

THE COSTS OF COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY ADVERSELY AFFECT A BORROWER'S ABILITY TO REPAY ITS MORTGAGE LOAN.

         Under the Americans with Disabilities Act of 1990, public accommodations are required to meet certain federal requirements related to access and use by disabled persons. Borrowers may incur costs complying with the Americans with Disabilities Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants. If a borrower incurs such costs or fines, the amount available to make payments on the related pooled mortgage loan would be reduced.

LOANS SECURED BY MORTGAGES ON A LEASEHOLD INTEREST WILL SUBJECT YOUR INVESTMENT TO A RISK OF LOSS UPON A LEASE DEFAULT.

         In the case of four (4) mortgaged properties, with an allocated loan amount representing 2.66% of the initial mortgage pool balance, the borrower's interest consists solely of a leasehold interest under a ground lease. These mortgaged properties include mortgaged properties identified on Appendix B to this prospectus supplement as The International Village, Huntington National Center, Nine Mall Plaza and Good Samaritan Office Building.

         Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the lender (such as the trust) would lose its security. Generally, each related ground lease requires the ground lessor to give the lender notice of the ground lessee/borrower's defaults under the ground lease and an opportunity to cure them, permits the leasehold interest to be assigned to the lender or the purchaser at a foreclosure sale, in some cases only upon the consent of the ground lessor, and contains certain other protective provisions typically included in a "mortgageable" ground lease.

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         Upon the bankruptcy of a lessor or a lessee under a ground lease, the debtor entity has the right to assume or reject the lease. If a debtor ground lessor rejects the lease, the ground lessee has the right to remain in possession of its leased premises for the rent otherwise payable under the lease for the term of the lease (including renewals). If a debtor ground lessee/borrower rejects any or all of the leases, the leasehold lender could succeed to the ground lessee/borrower's position under the lease only if the ground lease specifically grants the lender such right. If both the ground lessor and the ground lessee/borrower are involved in bankruptcy proceedings, the trustee may be unable to enforce the bankrupt ground lessee/borrower's right to refuse to treat a ground lease rejected by a bankrupt lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.

         Most of the ground leases securing the mortgaged properties provide that the ground rent payable thereunder increases during the term of the lease. These increases may adversely affect the cash flow and net income of the borrower from the mortgaged property.

         The grant of a mortgage lien on its fee interest by a land owner/ground lessor to secure the debt of a borrower/ground lessee may be subject to challenge as a fraudulent conveyance. Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by the land owner/ground lessor from the loan. If a court concluded that the granting of the mortgage lien was an avoidable fraudulent conveyance, it might take actions detrimental to the holders of the offered certificates, including, under certain circumstances, invalidating the mortgage lien on the fee interest of the land owner/ground lessor.

CONDOMINIUM OWNERSHIP MAY LIMIT USE AND IMPROVEMENTS.

         With respect to certain of the pooled mortgage loans, the related mortgaged property consists of the related borrower's interest in commercial condominium interests in buildings and/or other improvements, and related interests in the common areas and the related voting rights in the condominium association. In the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium and there may be no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium and many other decisions affecting the maintenance of that condominium, may have a significant impact on the mortgage loans in the trust fund that are secured by mortgaged properties consisting of such condominium interests. There can be no assurance that the related board of managers will always act in the best interests of the borrower under those mortgage loans. Further, due to the nature of condominiums, a default on the part of the borrower with respect to such mortgaged properties will not allow the applicable special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject mortgaged property, due to the possible existence of multiple loss payees on any insurance policy covering such mortgaged property, there could be a delay in the allocation of related insurance proceeds, if any. Consequently, servicing and realizing upon the collateral described above could subject the series 2004-PWR3 certificateholders to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

TENANCIES IN COMMON MAY HINDER RECOVERY

         Certain pooled mortgage loans have borrowers that own the related mortgaged properties as tenants in common. In general, with respect to a tenant in common ownership structure, each tenant in common owns an undivided share in the property and if such tenant in common desires to sell its interest in the property (and is unable to find a buyer or otherwise needs to force a partition) such tenant in common has the ability to request that a court order a sale of the property and distribute the proceeds to each tenant in common proportionally. As a result, if a borrower exercises such right of partition, the related pooled mortgage loans may be subject to prepayment. In addition, the tenant in common structure may cause delays in the enforcement of remedies because each time a tenant in common borrower files for bankruptcy, the bankruptcy court stay will be reinstated. In some cases, the related tenant in common borrower waived its right to partition, reducing the risk of partition. However, there can be no assurance that, if challenged, this waiver would be enforceable. In addition, in some cases, the related pooled

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mortgage loan documents provide for full recourse to the related tenant in common borrower and the guarantor if a tenant in common files for partition. In some cases, the related borrower is a special purpose entity (in some cases bankruptcy remote), reducing the risk of bankruptcy. There can be no assurance that a bankruptcy proceeding by a single tenant in common borrower will not delay enforcement of this pooled mortgage loan.

OTHER RISKS

FUTURE TERRORIST ATTACKS AND MILITARY ACTIONS MAY ADVERSELY AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE UNDERLYING MORTGAGE LOANS.

         On September 11, 2001, the United States was subjected to multiple terrorist attacks, resulting in the loss of many lives and massive property damage and destruction in New York City, the Washington D.C. area and Pennsylvania. It is impossible to predict whether, or the extent to which, future terrorist activities may occur in the United States.

         The United States continues to maintain a military presence in Iraq and Afghanistan (among other locations). It is uncertain what effects armed conflict or military operations involving the United States, any future terrorist activities in the United States or abroad and/or any consequent actions on the part of the United States government and others, including military action, will have on: (a) U.S. and world financial markets; (b) local, regional and national economies; (c) real estate markets across the United States; (d) particular business segments, including those that are important to the performance of the mortgaged properties that secure the pooled mortgage loans; and/or (e) insurance costs and the availability of insurance coverage for terrorist acts. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investment. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

ADDITIONAL RISKS

         See "Risk Factors" in the accompanying prospectus for a description of other risks and special considerations that may be applicable to your offered certificates.

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT


         From time to time we use capitalized terms in this prospectus supplement. Each of those capitalized terms will have the meaning assigned to it in the "Glossary" attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS


         This prospectus supplement and the accompanying prospectus includes the words "expects", "intends", "anticipates", "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties that could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond our control and the control of any other person or entity related to this offering. The forward-looking statements made in this prospectus supplement are accurate as of the date stated on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


         We, Bear Stearns Commercial Mortgage Securities Inc., were incorporated in the State of Delaware on April 20, 1987. Our principal executive offices are located at 383 Madison Avenue, New York, New York 10179. Our telephone number is
(212) 272-2000. We do not have, nor is it expected in the future that we will have, any significant assets.

         All of the statements that we make in this prospectus supplement are ours alone and do not constitute statements by any of the master servicers, the special servicers, the trustee, the fiscal agent, the certificate administrator, the underwriters, the mortgage loan sellers or any other person.

                     DESCRIPTION OF THE OFFERED CERTIFICATES


GENERAL

         The series 2004-PWR3 certificates will be issued on the Issue Date pursuant to the series 2004-PWR3 pooling and servicing agreement. The series 2004-PWR3 pooling and servicing agreement will be included as an exhibit to the Current Report on Form 8-K to be filed with the SEC within 15 days after the Issue Date. Some of the provisions of the offered certificates and the series 2004-PWR3 pooling and servicing agreement are described in this "Description of the Offered Certificates" section of this prospectus supplement. For additional detailed information regarding the terms of the series 2004-PWR3 pooling and servicing agreement and the offered certificates, you should refer to the section in this prospectus supplement titled "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement" and to the sections in the accompanying prospectus titled "Description of the Certificates" and "Description of the Pooling and Servicing Agreements".

         The series 2004-PWR3 certificates collectively will represent the entire beneficial ownership interest in a trust fund consisting primarily of:

         o    the pooled mortgage loans;

         o any and all payments under and proceeds of the pooled mortgage loans received after the cut-off date, in each case exclusive of payments of principal, interest and other amounts due on or before that date;

         o the loan documents for the pooled mortgage loans (insofar as they are required to be delivered to the trustee);

         o certain rights granted initially to us under the mortgage loan purchase agreements;

         o any REO Properties acquired by or on behalf of the trust fund with respect to defaulted pooled mortgage loans (but, in the case of any mortgage loan secured by a mortgaged property identified on Appendix B to this prospectus supplement as Lion Industrial Portfolio, Two Commerce Square, Trinity Centre or Carmel Mountain Plaza, only to the extent of the trust fund's interest therein); and

         o those funds or assets as from time to time are deposited in each master servicer's collection account described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Collection Accounts" in this prospectus supplement, each special servicer's REO account as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--REO Account", the certificate administrator's distribution account described under "--Distribution Account" below or the certificate administrator's interest reserve account described under "--Interest Reserve Account" below.

         The series 2004-PWR3 certificates will include the following classes:

         o the A-1, A-2, A-3, A-4, B, C, D and E classes, which are the classes of series 2004-PWR3 certificates that are offered by this prospectus supplement, and

         o the X, F, G, H, J, K, L, M, N, P, Q, R and V classes, which are the classes of series 2004-PWR3 certificates that--

              1.    will be retained or privately placed by us, and

              2.    are not offered by this prospectus supplement.

         The class X certificates described in this prospectus supplement are the aggregation of the class X-1 and X-2 certificates issued under the series 2004-PWR3 pooling and servicing agreement.

         It is expected that ARCap REIT, Inc., an affiliate of the initial general special servicer, will acquire several non-offered classes of the series 2004-PWR3 certificates, including the class Q certificates.

CERTIFICATE PRINCIPAL BALANCES AND CERTIFICATE NOTIONAL AMOUNTS

         The class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates are the only series 2004-PWR3 certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total distributions of principal to which the holder of the subject certificate is entitled over time out of payments and other collections on the assets of the trust fund. Accordingly, on each distribution date, the principal balance of each of these certificates will be permanently reduced by any principal distributions actually made with respect to that certificate on that distribution date. See "--Distributions" below. On any particular distribution date, the principal balance of each of these certificates may also be permanently reduced, without any corresponding distribution, in connection with losses on the pooled mortgage loans and default-related and otherwise unanticipated trust fund expenses. Notwithstanding the provisions described above, the principal balance of a principal balance certificate may be restored under limited circumstances in connection with a recovery of amounts that had previously been determined to constitute nonrecoverable advances. See "--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" below.

         The class X certificates will not have principal balances. For purposes of calculating the amount of accrued interest with respect to those certificates, however, the class X certificates will have a total notional amount equal to the total principal balance of the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates outstanding from time to time. The total initial notional amount of the class X certificates is shown in the table appearing under the caption "Summary--Overview of the Series 2004-PWR3 Certificates" in this prospectus supplement. The actual total notional amount of the class X certificates at initial issuance may be larger or smaller than the amount shown in that table, depending on, among other things, the actual size of the initial mortgage pool balance

         The class R certificates will not have principal balances or notional amounts. They will be residual interest certificates. The holders of the class R certificates are not expected to receive any material payments.

         The class V certificates will not have principal balances or notional amounts. They will entitle holders to certain additional interest that may accrue with respect to the pooled mortgage loans that are ARD Loans.

         In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance of any principal balance certificate from time to time, you may multiply the original principal balance of that certificate as of the Issue Date, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of principal balance certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance of that class, and the denominator of which will be the original total principal balance of that class. Certificate factors will be reported monthly in the certificate administrator's report.

DISTRIBUTION ACCOUNT

         General. The certificate administrator must establish and maintain an account in which it will hold funds pending their distribution on the series 2004-PWR3 certificates and from which it will make those distributions. That distribution account must be maintained in the name of the certificate administrator on behalf of the trustee and in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

         Deposits. On the business day prior to each distribution date, each master servicer will be required to remit to the certificate administrator for deposit in the distribution account the following funds:

         o All payments and other collections on the pooled mortgage loans and any REO Properties in the trust fund that are then on deposit in that master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

              1. monthly debt service payments due on a due date in a month subsequent to the month in which the subject distribution date occurs;

              2. payments and other collections received by or on behalf of the trust fund after the end of the related collection period;

              3.   Authorized Collection Account Withdrawals, including--

                   (a) amounts payable to a master servicer or a special servicer as indemnification or as compensation, including master servicing fees, special servicing fees, workout fees, liquidation fees, assumption fees, modification fees and, to the extent not otherwise applied to cover interest on advances, late payment charges and Default Interest,

                   (b) amounts payable in reimbursement of outstanding advances, together with interest on those advances, and

                   (c) amounts payable with respect to other trust fund expenses; and

              4. amounts deposited in that master servicer's collection account in error.

         o Any advances of delinquent monthly debt service payments made by that master servicer with respect to those pooled mortgage loans for which it is the applicable master servicer for that distribution date.

         o Any payments made by that master servicer to cover Prepayment Interest Shortfalls incurred with respect to those pooled mortgage loans for which it is the applicable master servicer during the related collection period.

         See "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Collection Accounts" and "--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

         With respect to the distribution date that occurs during March in any calendar year subsequent to 2004, the certificate administrator will be required to transfer from the interest reserve account, which we describe under "--Interest Reserve Account" below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to the pooled mortgage loans that accrue interest on an Actual/360 Basis.

         The certificate administrator may, at its own risk, invest funds held in the distribution account in Permitted Investments, which are described in the Glossary to this prospectus supplement, and will be entitled to the interest and other income earned on those funds and will be obligated to make up investment losses.

         Withdrawals. The certificate administrator may from time to time make withdrawals from the distribution account for any of the following purposes:

         o    to make distributions on the series 2004-PWR3 certificates;

         o to pay itself, the tax administrator, the servicer report administrator and the trustee monthly fees that are described under "--Matters Regarding the Certificate Administrator, the Tax Administrator, the Trustee and the Fiscal Agent" and "--Reports to Certificateholders; Available Information" below;

         o to pay any indemnities and reimbursements owed to itself, the tax administrator, the trustee, the fiscal agent and various related persons as described under "--Matters Regarding the Certificate Administrator, the Tax Administrator, the Trustee and the Fiscal Agent" below;

         o to pay for any opinions of counsel required to be obtained in connection with any amendments to the series 2004-PWR3 pooling and servicing agreement;

         o to pay any federal, state and local taxes imposed on the trust fund, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust fund as described under "Material Federal Income Tax Consequences--Taxes that May Be Imposed on the REMIC Pool--Prohibited Transactions" in the accompanying prospectus and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--REO Account" in this prospectus supplement;

         o to pay itself net investment earnings earned on funds in the distribution account for each collection period;

         o to pay for the cost of recording the series 2004-PWR3 pooling and servicing agreement;

         o with respect to each distribution date during February of any year subsequent to 2004 and each distribution date during January of any year subsequent to 2004 that is not a leap year, to transfer to the certificate administrator's interest reserve account the interest reserve amounts required to be so transferred in that month with respect to the pooled mortgage loans that accrue interest on an Actual/360 Basis;

         o to pay to the person entitled thereto any amounts deposited in the distribution account in error; and

         o to clear and terminate the distribution account upon the termination of the series 2004-PWR3 pooling and servicing agreement.

INTEREST RESERVE ACCOUNT

         The certificate administrator must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to the pooled mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in the name of the certificate administrator on behalf of the trustee and in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The certificate administrator may, at its own risk, invest funds held in the interest reserve account in Permitted Investments, which are described in the Glossary to this prospectus supplement, and will be entitled to the interest and other income earned on those funds and will be obligated to make up investment losses.

         During January, except in a leap year, and February of each calendar year subsequent to 2004, the certificate administrator must, on or before the distribution date in that month, withdraw from the distribution account and deposit in the interest reserve account the interest reserve amount with respect to each of the pooled mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced. In general, that interest reserve amount for each of those mortgage loans will equal one day's interest accrued at the related mortgage interest rate net of the Administrative Fee Rate, on the Stated Principal Balance of that mortgage loan as of the end of the related collection period. In the case of an ARD Loan, however, the interest reserve amount will not include Post-ARD Additional Interest.

         During March of each calendar year subsequent to 2004, the certificate administrator must, on or before the distribution date in that month, withdraw from the interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to the pooled mortgage loans that accrue interest on an Actual/360 Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available Distribution Amount for the distribution date during the month of transfer.

DISTRIBUTIONS

         General. On each distribution date, the certificate administrator will, subject to the exception described in the next sentence, make all distributions required to be made on the series 2004-PWR3 certificates on that distribution date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those distributions are to occur. The final distribution of principal and/or interest to the registered holder of any offered certificate, however, will be made only upon presentation and surrender of that certificate at the location to be specified in a notice of the pendency of that final distribution.

         Distributions made to a class of series 2004-PWR3 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

         In order for a series 2004-PWR3 certificateholder to receive distributions by wire transfer on and after any particular distribution date, that certificateholder must provide the certificate administrator with written wiring instructions no later than five days prior to the last day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its distributions by check mailed to it.

         Cede & Co. will be the registered holder of your offered certificates, and you will receive distributions on your offered certificates through DTC and its participating organizations, until physical certificates are issued, if ever. See "--Delivery, Form and Denomination" below.

         If, in connection with any distribution date, the certificate administrator has reported the amount of an anticipated distribution to DTC based on the expected receipt of any monthly payment based on information set forth in a report, or any monthly payment expected to be paid on the last two business days preceding such distribution date, and the related borrower fails to make such payments at such time, the certificate administrator will use commercially reasonable efforts to cause DTC to make the revised distribution on a timely basis on such distribution date, but there can be no assurance that DTC will be able to do so. The certificate administrator, the master servicers, the special servicers, the trustee and the fiscal agent will not be liable or held responsible for any resulting delay, or claims by DTC resulting therefrom, in the making of such distribution to series 2004-PWR3 certificateholders. In addition, if the certificate administrator incurs out-of-pocket expenses, despite reasonable efforts to avoid or mitigate such expenses, as a consequence of a borrower failing to make such payments, the certificate administrator will be entitled to reimbursement from the trust. Any such reimbursement will constitute "Additional Trust Fund Expenses".

         Interest Distributions. All of the classes of the series 2004-PWR3 certificates will bear interest, except for the R and V classes.

         With respect to each interest-bearing class of the series 2004-PWR3 certificates, interest will accrue during each interest accrual period based upon:

         o    the pass-through rate for that class and interest accrual period;

         o the total principal balance or notional amount, as the case may be, of that class outstanding immediately prior to the related distribution date; and

         o    the assumption that each year consists of twelve 30-day months.

         On each distribution date, subject to the Available Distribution Amount for that date and the distribution priorities described under "--Priority of Distributions" below, the holders of each interest-bearing class of the series 2004-PWR3 certificates will be entitled to receive--

         o the total amount of interest accrued during the related interest accrual period (and any distributable interest that remains unpaid from prior distribution dates) with respect to that class of certificates, reduced by

         o the portion of any Net Aggregate Prepayment Interest Shortfall (if any) for that distribution date that is allocable to that class of series 2004-PWR3 certificates.

         In addition, if any class of principal balance certificates experiences the restoration of its principal balance on any distribution date under the limited circumstances that we describe under "--Reductions of Certificates Principal Balances in Connection with Realized Losses and Additional Trust Funds Expenses" below, then that class will also be entitled (also subject to the Available Distribution Amount for that distribution date and the distribution priorities described under "--Priority of Distributions" below) to the interest that would have accrued (at its pass-through rate for the interest accrual period related to such distribution date) for certain prior interest accrual periods and interest will thereafter accrue on the principal balance of that class (as calculated taking into account any such restorations and any reductions in such principal balance from time to time) at the pass-through rate for that class in effect from time to time.

         If the holders of any interest-bearing class of the series 2004-PWR3 certificates do not receive all of the interest to which they are entitled on any distribution date, as described in the prior paragraphs, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the Available Distribution Amount for those future distribution dates and the distribution priorities described under "--Priority of Distributions" below.

         No portion of any Net Aggregate Prepayment Interest Shortfall for any distribution date will be allocable to the class X certificates. The portion of any Net Aggregate Prepayment Interest Shortfall for any distribution date that is allocable to any particular class of series 2004-PWR3 principal balance certificates will equal the product of--

         o the amount of that Net Aggregate Prepayment Interest Shortfall, multiplied by

         o    a fraction--

              1. the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to that class of certificates, and

              2. the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the series 2004-PWR3 principal balance certificates.

         Calculation of Pass-Through Rates. The pass-through rate applicable to each interest-bearing class of series 2004-PWR3 certificates for the initial interest accrual period is shown in the table appearing under the caption "Summary--Overview of the Series 2004-PWR3 Certificates" in this prospectus supplement.

         The pass-through rates for the class A-1, A-2, A-3 and A-4 certificates for each subsequent interest accrual period will, in the case of each of those classes, remain fixed at the pass-through rate applicable to the subject class for the initial interest accrual period.

         The pass-through rates for the class B, C, D, E, F, G, J, K, L, M, N, P and Q certificates for each subsequent interest accrual period will, in the case of each of these classes, equal the lesser of:

         o the pass-through rate applicable to that class of certificates for the initial interest accrual period, and

         o the Weighted Average Pool Pass-Through Rate for the distribution date that corresponds to that subsequent interest accrual period.

         The pass-through rate applicable to the class H certificates for each interest accrual period will equal the Weighted Average Pool Pass-Through Rate for the distribution date that corresponds to that interest accrual period.

         The pass-through rate applicable to the class X certificates in the aggregate for each subsequent interest accrual period will equal the excess, if any, of:

         o the Weighted Average Pool Pass-Through Rate for the distribution date that corresponds to that subsequent interest accrual period; over

         o the weighted average of the pass-through rates for the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
              certificates for that interest accrual period, weighted on the basis of the respective total principal balances of those classes of series 2004-PWR3 certificates outstanding immediately prior to the distribution date for that interest accrual period.

         The calculation of the Weighted Average Pool Pass-Through Rate will be unaffected by any change in the mortgage interest rate for any pooled mortgage loan, including in connection with any bankruptcy or insolvency of the related borrower or any modification of that mortgage loan agreed to by the applicable master servicer or the applicable special servicer.

         The class R and V certificates are not interest-bearing certificates and will not have pass-through rates.

         Principal Distributions. Subject to the relevant Available Distribution Amount and the priority of distributions described under "--Priority of Distributions" below, the total amount of principal payable with respect to each class of the series 2004-PWR3 principal balance certificates on each distribution date, will equal that class's allocable share of the Principal Distribution Amount for that distribution date.

         In general, the portion of the Principal Distribution Amount that will be allocated to the class A-1, A-2, A-3 and A-4 certificates on each distribution date will equal:

         o    in the case of the class A-1 certificates, the lesser of--

              1. the Principal Distribution Amount for that distribution date, and

              2. the total principal balance of the class A-1 certificates immediately prior to that distribution date; and

         o    in the case of the class A-2 certificates, the lesser of--

              1. the Principal Distribution Amount for that distribution date, reduced by any portion of that amount that is allocable to the class A-1 certificates as described in the preceding bullet and paid to the holders thereof on that distribution date, and

              2. the total principal balance of the class A-2 certificates immediately prior to that distribution date; and

         o    in the case of the class A-3 certificates, the lesser of--

              1. the Principal Distribution Amount for that distribution date, reduced by any portions of that amount that are allocable to the class A-1 and A-2 certificates as described in the first and second bullets in this paragraph and paid to the holders thereof on that distribution date, and

              2. the total principal balance of the class A-3 certificates immediately prior to that distribution date; and

         o    in the case of the class A-4 certificates, the lesser of--

              1. the Principal Distribution Amount for that distribution date, reduced by any portions of that amount that are allocable to the class A-1, A-2 and A-3 certificates as described in the first, second and third bullets in this paragraph and paid to the holders thereof on that distribution date, and

              2. the total principal balance of the class A-4 certificates immediately prior to that distribution date.

However, if two or more of those classes are outstanding as of any Class A Principal Distribution Cross-Over Date or, in any event, as of the final distribution date for the series 2004-PWR3 certificates, then the Principal Distribution Amount for that distribution date and any distribution date thereafter will be allocable between the A-1, A-2, A-3 and A-4 classes on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to its total principal balance.

         While the class A-1, A-2, A-3 and/or A-4 certificates are outstanding, no portion of the Principal Distribution Amount for any distribution date will be allocated to any other class of series 2004-PWR3 certificates.

         Following the retirement of the class A-1, A-2, A-3 and A-4 certificates, the Principal Distribution Amount for each distribution date will be allocated to the respective classes of series 2004-PWR3 certificates identified in the table below in the order of priority set forth in that table, in each case up to the lesser of--

         o the portion of that Principal Distribution Amount that remains unallocated, and

         o the total principal balance of the subject class immediately prior to that distribution date.

     ORDER OF ALLOCATION               CLASS
   -----------------------           ---------
             1st                         B
             2nd                         C
             3rd                         D
             4th                         E
             5th                         F
             6th                         G
             7th                         H
             8th                         J
             9th                         K
            10th                         L
            11th                         M
            12th                         N
            13th                         P
            14th                         Q

         In no event will the holders of any class of series 2004-PWR3 certificates listed in the foregoing table be entitled to receive any distributions of principal until the total principal balance of the class A-1, A-2, A-3 and A-4 certificates is reduced to zero. Furthermore, in no event will the holders of any class of series 2004-PWR3 certificates listed in the foregoing table be entitled to receive any distributions of principal until the total principal balance of all other classes of series 2004-PWR3 certificates, if any, listed above it in the foregoing table is reduced to zero.

         To the extent that a master servicer, the trustee or the fiscal agent reimburses itself for any nonrecoverable advance (including any interest accrued thereon), or for any advance (including any interest accrued thereon) with respect to a defaulted pooled mortgage loan that remains unreimbursed following its modification and return to performing status, during any collection period out of the principal portion of debt service advances and payments and other collection of principal on the mortgage pool, the Principal Distribution Amount for the related Distribution

Date will be reduced by the amount of such reimbursement. See "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses".

         Loss Reimbursement Amounts. As discussed under "--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" below, the total principal balance of any class of series 2004-PWR3 principal balance certificates may be reduced without a corresponding distribution of principal. If that occurs with respect to any class of series 2004-PWR3 principal balance certificates, then, subject to the relevant Available Distribution Amount and the priority of distributions described under "--Priority of Distributions" below, the holders of that class will be entitled to be reimbursed for the amount of that reduction, without interest (and without duplication of any amount reflected in a restoration of the total principal balance of that class under the limited circumstances described herein with respect to recoveries of amounts previously determined to have constituted nonrecoverable advances).

         Priority of Distributions. On each distribution date, the certificate administrator will apply the Available Distribution Amount for that date to make the following distributions in the following order of priority, in each case to the extent of the remaining portion of the Available Distribution Amount:

     ORDER OF             RECIPIENT
   DISTRIBUTION       CLASS OR CLASSES                          TYPE AND AMOUNT OF DISTRIBUTION
-------------------- -------------------- ----------------------------------------------------------------------------
        1st            A-1, A-2, A-3,     Interest up to the total interest distributable on those classes, pro rata
                          A-4 and X       based on the total interest distributable on each such class

        2nd            A-1, A-2, A-3      Principal up to the total principal distributable on those classes, allocable
                           and A-4        as between those classes as described above under "--Principal Distributions"

        3rd             A-1, A-2, A-3     Reimbursement up to the loss reimbursement amounts for those classes, pro
                           and A-4        rata based on the loss reimbursement amount for each such class
-------------------- -------------------- ----------------------------------------------------------------------------

        4th                   B           Interest up to the total interest distributable on that class

        5th                   B           Principal up to the total principal distributable on that class

        6th                   B           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

        7th                   C           Interest up to the total interest distributable on that class

        8th                   C           Principal up to the total principal distributable on that class

        9th                   C           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       10th                   D           Interest up to the total interest distributable on that class

       11th                   D           Principal up to the total principal distributable on that class

       12th                   D           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       13th                   E           Interest up to the total interest distributable on that class

       14th                   E           Principal up to the total principal distributable on that class

       15th                   E           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

                                      S-78

     ORDER OF             RECIPIENT
   DISTRIBUTION       CLASS OR CLASSES                          TYPE AND AMOUNT OF DISTRIBUTION
-------------------- -------------------- ----------------------------------------------------------------------------
       16th                   F           Interest up to the total interest distributable on that class

       17th                   F           Principal up to the total principal distributable on that class

       18th                   F           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       19th                   G           Interest up to the total interest distributable on that class

       20th                   G           Principal up to the total principal distributable on that class

       21st                   G           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       22nd                   H           Interest up to the total interest distributable on that class

       23th                   H           Principal up to the total principal distributable on that class

       24th                   H           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       25th                   J           Interest up to the total interest distributable on that class

       26th                   J           Principal up to the total principal distributable on that class

       27th                   J           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       28th                   K           Interest up to the total interest distributable on that class

       29th                   K           Principal up to the total principal distributable on that class

       30th                   K           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       31st                   L           Interest up to the total interest distributable on that class

       32nd                   L           Principal up to the total principal distributable on that class

       33rd                   L           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       34th                   M           Interest up to the total interest distributable on that class

       35th                   M           Principal up to the total principal distributable on that class

       36th                   M           Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

                                      S-79

     ORDER OF             RECIPIENT
   DISTRIBUTION       CLASS OR CLASSES                          TYPE AND AMOUNT OF DISTRIBUTION
-------------------- -------------------- ----------------------------------------------------------------------------
       37th                    N          Interest up to the total interest distributable on that class

       38th                    N          Principal up to the total principal distributable on that class

       39th                    N          Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       40th                    P          Interest up to the total interest distributable on that class

       41st                    P          Principal up to the total principal distributable on that class

       42nd                    P          Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       43rd                    Q          Interest up to the total interest distributable on that class

       44th                    Q          Principal up to the total principal distributable on that class

       45th                    Q          Reimbursement up to the loss reimbursement amount for that class
-------------------- -------------------- ----------------------------------------------------------------------------

       46th                    R          Any remaining portion of the Available Distribution Amount

         In general, distributions of principal will be made to the class A-1, A-2, A-3 and A-4 certificates as described above under "--Principal Distributions". However, on and after the Class A Principal Distribution Cross-Over Date, and in any event on the final distribution date for the series 2004-PWR3 certificates, the certificate administrator will make distributions of principal on the class A-1, A-2, A-3 and A-4 certificates on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding.

         References to "loss reimbursement amount" in the foregoing table mean, in the case of any class of series 2004-PWR3 principal balance certificates for any distribution date, the total amount to which the holders of that class are entitled as reimbursement for all previously unreimbursed reductions, if any, made in the total principal balance of that class on all prior distribution dates as discussed under "--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" below.

         Distributions of Yield Maintenance Charges and Prepayment Premiums. If any Yield Maintenance Charge or Prepayment Premium is collected during any particular collection period with respect to any pooled mortgage loan, then on the distribution date corresponding to that collection period, the certificate administrator will pay a portion of that Yield Maintenance Charge or Prepayment Premium (net of liquidation fees payable therefrom) to the holders of any class A-1, A-2, A-3, A-4, B, C, D, E, F, G or H certificates that are entitled to payments of principal on that distribution date, up to an amount equal to, in the case of any particular class of those certificates, the product of--

         o the full amount of that Yield Maintenance Charge or Prepayment Premium (net of liquidation fees payable therefrom), multiplied by

         o a fraction, which in no event may be greater than 1.0 or less than 0.0, the numerator of which is equal to the excess, if any, of the pass-through rate for that class of certificates over the discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the discount rate (provided that if the denominator of such fraction is equal to zero, such fraction shall be deemed to equal 0.0), and further multiplied by

         o a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that class of certificates on that distribution date, and the denominator of which is the aggregate amount of principal distributed to the holders of all the series 2004-PWR3 principal balance certificates on that distribution date.

         The certificate administrator will thereafter pay any remaining portion of that Yield Maintenance Charge or Prepayment Premium to the holders of the class X certificates.

         The relevant discount rate applicable to any class of certificates with respect to any pooled mortgage loan that is prepaid will equal--

         o if a discount rate was used in the calculation of the applicable Yield Maintenance Charge or Prepayment Premium pursuant to the terms of the pooled mortgage loan, that discount rate, and

         o if a discount rate was not used in the calculation of the applicable Yield Maintenance Charge or Prepayment Premium pursuant to the terms of the pooled mortgage loan, the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15--Selected Interest Rates under the heading "U.S. government securities/treasury constant maturities" for the week ending prior to the date of the relevant prepayment, of U.S. Treasury constant maturities with a maturity date, one longer and one shorter, most nearly approximating the maturity date (in the case of a pooled mortgage loan that is not an ARD Loan) or the anticipated repayment date (in the case of a pooled mortgage loan that is an ARD Loan) of that pooled mortgage loan, such interpolated treasury yield converted to a monthly equivalent yield.

         For purposes of the immediately preceding bullet, the certificate administrator or the applicable master servicer will select a comparable publication as the source of the applicable yields of U.S. Treasury constant maturities if Federal Reserve Statistical Release H.15 is no longer published.

         See "Risk Factors--Provisions Requiring Yield Maintenance Charges or Defeasance Provisions May Not Be Enforceable" and "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Pool--Voluntary Prepayment Provisions" in this prospectus supplement.

         Distributions of Post-ARD Additional Interest. The holders of the class V certificates will be entitled to all amounts, if any, collected on the ARD Loans in the trust fund and applied as Post-ARD Additional Interest. It is expected that ARCap REIT, Inc. will be the initial holder of the class V certificates.

TREATMENT OF REO PROPERTIES

         Notwithstanding that any mortgaged property or an interest therein may be acquired as part of the trust fund through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

         o    distributions on the series 2004-PWR3 certificates,

         o allocations of Realized Losses and Additional Trust Fund Expenses to the series 2004-PWR3 certificates, and

         o the amount of all fees payable to the applicable master servicer, the applicable special servicer, the certificate administrator, the servicer report administrator and the trustee under the series 2004-PWR3 pooling and servicing agreement.

         In connection with the foregoing, that mortgage loan will be taken into account when determining the Weighted Average Pool Pass-Through Rate and the Principal Distribution Amount for each distribution date.

         Operating revenues and other proceeds from an REO Property will be applied--

         o first, to pay - or to reimburse the applicable master servicer, the applicable special servicer, the certificate administrator and/or the trustee for the payment of - any fees, costs and expenses incurred in connection with the operation and disposition of the REO Property, and

         o thereafter, as collections of principal, interest and other amounts due on the related mortgage loan.

         To the extent described under "--Advances of Delinquent Monthly Debt Service Payments" below, the applicable master servicer, the trustee or the fiscal agent, as applicable, will be required to advance delinquent monthly debt service payments with respect to each pooled mortgage loan as to which the corresponding mortgaged property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

REDUCTIONS OF CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES AND ADDITIONAL TRUST FUND EXPENSES

         As a result of Realized Losses and Additional Trust Fund Expenses, the total Stated Principal Balance of the pooled mortgage loans may decline below the total principal balance of the series 2004-PWR3 certificates. If this occurs following the distributions made to the series 2004-PWR3 certificateholders on any distribution date, then, except to the extent the resulting mismatch exists because of the reimbursement of advances on worked-out loans from advances and collections of principal on the mortgage pool (see "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses"), the respective total principal balances of the following classes of the series 2004-PWR3 certificates are to be sequentially reduced in the following order, until the total principal balance of those classes of series 2004-PWR3 certificates equals the total Stated Principal Balance of the pooled mortgage loans that will be outstanding immediately following that distribution date.

     ORDER OF ALLOCATION                    CLASS
---------------------------      --------------------------
             1st                              Q
             2nd                              P
             3rd                              N
             4th                              M
             5th                              L
             6th                              K
             7th                              J
             8th                              H
             9th                              G
            10th                              F
            11th                              E
            12th                              D
            13th                              C
            14th                              B
            15th                    A-1, A-2, A-3 and A-4
                                   pro rata based on total
                                     principal balances

         The above-described reductions in the total principal balances of the respective classes of the series 2004-PWR3 certificates identified in the foregoing table will represent an allocation of the Realized Losses and/or Additional Trust Fund Expenses that caused the particular mismatch in balances between the pooled mortgage loans and those classes of series 2004-PWR3 certificates. In general, certain Additional Trust Fund Expenses will result in a shortfall in the payment of interest on one or more subordinate classes of the series 2004-PWR3 certificates. However, unless and until collections of principal on the pooled mortgage loans are diverted to cover that interest shortfall, such Additional Trust Fund Expense will not result in a mismatch in balances between the pooled mortgage loans and the series 2004-PWR3 certificates.

         The Realized Loss, if any, in connection with the liquidation of a defaulted mortgage loan, or related REO property, held by the trust fund, will be an amount generally equal to the excess, if any, of:

         o the outstanding principal balance of the pooled mortgage loan as of the date of liquidation, together with--

              1. all accrued and unpaid interest on the mortgage loan to, but not including, the due date in the calendar month on which the related net liquidation proceeds, if any, would be distributable to series 2004-PWR3 certificateholders, exclusive, however, of any portion of that interest that represents Default Interest or Post-ARD Additional Interest, and

              2. all related unreimbursed servicing advances and unpaid liquidation expenses and certain special servicing fees, liquidation fees and/or workout fees incurred on the mortgage loan, and interest on advances made in respect of the mortgage loan, that resulted in shortfalls to investors and not otherwise considered a Realized Loss, over

         o the total amount of liquidation proceeds, if any, recovered in connection with the liquidation.

         If any of the debt due under a pooled mortgage loan is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer, the applicable special servicer or any other relevant party or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Default Interest and Post-ARD Additional Interest also will be treated as a Realized Loss (but the principal portion of the debt that is forgiven will generally be recognized as a Realized Loss on the distribution date that occurs after the collection period in which the forgiveness occurs and the interest portion of the debt that is forgiven will generally be recognized as a Realized Loss over time).

         Any reimbursements of advances determined to be nonrecoverable, and any payments of special servicing fees, workout fees, liquidation fees and/or advance interest, that are made in any collection period from the principal portion of debt service advances and collections of principal on the mortgage pool that would otherwise be included in the Principal Distribution Amount for the related distribution date (see "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses") will create a deficit (or increase an otherwise-existing deficit) between the aggregate Stated Principal Balance of the mortgage pool and the total principal balance of the series 2004-PWR3 certificates on the succeeding distribution date. The related reimbursements and payments made during any collection period will therefore result in the allocation of those amounts as Realized Losses (in reverse sequential order in accordance with the loss allocation rules described above) to reduce principal balances of the series 2004-PWR3 principal balance certificates on the distribution date for that collection period. However, if the Principal Distribution Amount for any distribution date includes any collections of amounts that had previously been determined to constitute nonrecoverable advances, such amounts were reimbursed to a master servicer, the trustee or the fiscal agent from advances or collections in respect of principal and such amounts were subsequently recovered thereby resulting in a deficit described above, then the principal balances of the series 2004-PWR3 certificates will, in general, be restored (in sequential order of class designation) to the extent of the lesser of such amount and the amount of Realized Losses previously allocated thereto.

         The reimbursement of advances on worked-out loans from advances or collections of principal on the mortgage pool (see "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses") during any collection period will create a deficit (or increase an otherwise-existing deficit) between the aggregate Stated Principal Balance of the mortgage pool and the total principal balance of the series 2004-PWR3 certificates on the succeeding distribution date but there will not be any allocation of that deficit to reduce the principal balances of the series 2004-PWR3 principal balance certificates on such distribution date (although an allocation may subsequently be made if the amount reimbursed to the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent ultimately is deemed to be nonrecoverable from the proceeds of the mortgage loan).

         The following items are some examples of Additional Trust Fund
Expenses:

         o any special servicing fees, workout fees and liquidation fees paid to the special servicers that are not otherwise allocated as a Realized Loss;

         o any interest paid to a master servicer, a special servicer, the trustee or the fiscal agent with respect to unreimbursed advances, to the extent that interest is not covered out of late payment charges and Default Interest subsequently collected on the related pooled mortgage loan;

         o the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the pooled mortgage loans and the administration of the other assets of the trust fund;

         o any unanticipated, non-mortgage loan specific expenses of the trust fund, including--

              1. any reimbursements and indemnifications to the certificate administrator, the trustee, the fiscal agent and certain related persons, as described under "--Matters Regarding the Certificate Administrator, the Tax Administrator, the Trustee and the Fiscal Agent" below,

              2. any reimbursements and indemnification to the master servicers, the special servicers and us, as described under "Description of the Pooling and Servicing Agreements--Some Matters Regarding the Servicer and the Depositor" in the accompanying prospectus, and

              3. any federal, state and local taxes, and tax-related expenses payable out of assets of the trust fund, as described under "Material Federal Income Tax Consequences--Taxes That May Be Imposed on the REMIC Pool--Prohibited Transactions" in the accompanying prospectus;

         o rating agency fees, other than on-going surveillance fees, that cannot be recovered from the borrower and that are not paid by any party to the series 2004-PWR3 pooling and servicing agreement or by the related mortgage loan seller pursuant to the mortgage loan purchase agreement to which it is a party; and

         o any amounts expended on behalf of the trust fund to remediate an adverse environmental condition at any mortgaged property securing a defaulted mortgage loan, as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Procedures with Respect to Defaulted Mortgage Loans" in this prospectus supplement.

         Any expenses under the Non-Trust Servicing Agreements that are similar to Additional Trust Fund Expenses and that relate to the applicable Non-Trust-Serviced Pooled Mortgage Loan are to be paid pro rata, out of collections on, and other proceeds of, such Non-Trust-Serviced Pooled Mortgage Loan and the related Non-Pooled Pari Passu Companion Loan, thereby potentially resulting in a loss to the trust fund.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS

         Each master servicer will be required to make, for each distribution date, a total amount of advances of principal and/or interest generally equal to all scheduled monthly debt service payments, other than balloon payments and Default Interest, and assumed monthly debt service payments (as described below), in each case net of master servicing fees (and, in the case of each pooled mortgage loan principally serviced under a non-series 2004-PWR3 pooling and servicing agreement, the rate at which any similar fees under that agreement accrue), that--

         o were due or deemed due, as the case may be, during the same calendar month in which the subject distribution date occurs, with respect to the pooled mortgage loans (including, if applicable, the Non-Trust-Serviced Pooled Mortgage Loans) as to which it is the applicable master servicer, and

         o were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the last day of the related collection period.

         Notwithstanding the foregoing, if it is determined that an Appraisal Reduction Amount exists with respect to any pooled mortgage loan (or, with respect to any Non-Trust-Serviced Pooled Mortgage Loan, if the applicable master servicer under the series 2004-PWR3 pooling and servicing agreement has received notice from the comparable party under the pooling and servicing agreement for the related other commercial mortgage securitization of the existence of an Appraisal Reduction Amount as calculated under the respective Non-Trust Servicing Agreement), then the applicable master servicer will reduce the interest portion, but not the principal portion, of each monthly debt service advance that it must make with respect to that pooled mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any monthly debt service advance required to be made with respect to any pooled mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

         o the amount of the interest portion of that monthly debt service advance that would otherwise be required to be made for the subject distribution date without regard to this sentence and the prior sentence, multiplied by

         o    a fraction--

              1. the numerator of which is equal to the Stated Principal Balance of the pooled mortgage loan, net of the Appraisal Reduction Amount, and

              2. the denominator of which is equal to the Stated Principal Balance of the pooled mortgage loan.

         With respect to any distribution date, each master servicer will be required to make monthly debt service advances either out of its own funds or, subject to replacement as and to the extent provided in the series 2004-PWR3 pooling and servicing agreement, out of funds held in that master servicer's collection account that are not required to be paid on the series 2004-PWR3 certificates on that distribution date.

         If either master servicer fails to make a required monthly debt service advance and the trustee is aware of that failure, the trustee--or, if the trustee fails, the fiscal agent--will be obligated to make that advance, subject to a determination of recoverability.

         The master servicers, the trustee and the fiscal agent will each be entitled to recover any monthly debt service advance made by it out of its own funds from collections on the pooled mortgage loan as to which the advance was made. None of the master servicers, the trustee or the fiscal agent will be obligated to make any monthly debt service advance that it or the applicable special servicer determines, in its reasonable, good faith judgment, would not ultimately be recoverable (together with interest on the advance) out of collections on the related pooled mortgage loan. If a master servicer, the trustee or the fiscal agent makes any monthly debt service advance that it or the applicable special servicer subsequently determines, in its reasonable, good faith judgment, will not be recoverable out of collections on the related pooled mortgage loan, it may obtain reimbursement for that advance, together with interest accrued on the advance as described in the next paragraph, out of general collections on the pooled mortgage loans and any REO Properties in the trust fund on deposit in the respective master servicers' collection accounts from time to time. In making such recoverability determination, such person will be entitled to consider (among other things) only the obligations of the borrower under the terms of the related mortgage loan as it may have been modified, to consider (among other things) the related mortgaged properties in their "as is" or then current conditions and occupancies, as modified by such party's assumptions regarding the possibility and effects of future adverse change with respect to such mortgaged properties, to estimate and consider (among other things) future expenses and to estimate and consider (among other things) the timing of recoveries. In addition, any such person may update or change its recoverability determinations at any time and may obtain from the applicable special servicer any analysis, appraisals or market value estimates or other information in the possession of the applicable special servicer for such purposes. The trustee and fiscal agent will be entitled to conclusively rely on any recoverability determination made by a master servicer or a special servicer. The applicable master servicer for each Non-Trust-Serviced Pooled Mortgage Loan and each comparable party with respect to each securitization of the related Non-Pooled Pari Passu Companion Loan pursuant to which rated securities were issued may independently make its own decision as to the nonrecoverability of any debt service advance in respect of its loan, provided, however, that if such master servicer or comparable party makes a determination that such advance would be nonrecoverable, then neither the applicable master servicer nor the comparable party may make such an advance with respect to the related Non-Trust-Serviced Pooled Mortgage Loan or the related Non-Pooled Pari Passu Companion Loan, as the case may be. See "Description of the Certificates--Advances in Respect of Delinquencies" in the accompanying prospectus. Absent bad faith, the determination by any authorized person that an advance constitutes a nonrecoverable advance as described above will be conclusive and binding.

         Any monthly debt service advance (with interest) that has been determined to be a nonrecoverable advance with respect to the mortgage pool will be reimbursable from the collection accounts in the collection period in which the nonrecoverability determination is made. Any reimbursement of a nonrecoverable monthly debt service advance (including interest accrued thereon) will be made first from the principal portion of current debt service advances and payments and other collections of principal on the mortgage pool (thereby reducing the Principal Distribution Amount otherwise distributable on the certificates on the related distribution date) prior to the application of any other general collections on the mortgage pool against such reimbursement. To the extent that the amount representing principal is insufficient to fully reimburse the party entitled to the reimbursement, then, such party may elect at its sole option to defer the reimbursement of the portion that exceeds such amount allocable to principal (in which case interest will continue to accrue on the unreimbursed portion of the advance) to one or more future collection periods. To the extent that the reimbursement is made from principal collections, the Principal Distribution Amount otherwise payable on the series 2004-PWR3 certificates on the related distribution date will be reduced and a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under "--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses") to reduce the total principal balance of the series 2004-PWR3 certificates on that distribution date.

         Additionally, in the event that any monthly debt service advance (including any interest accrued thereon) with respect to a defaulted pooled mortgage loan remains unreimbursed following the time that such pooled mortgage loan is modified and returned to performing status, the applicable master servicer, the trustee or the fiscal agent will be entitled to reimbursement for that advance (even though that advance has not been determined to be nonrecoverable), on a monthly basis, out of -- but solely out of -- the principal portion of debt service advances and payments and other collections of principal on all the pooled mortgage loans after the application of those principal payments and collections to reimburse any party for nonrecoverable debt service advances (as described in the prior paragraph) and/or nonrecoverable servicing advances as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" (thereby reducing the Principal Distribution Amount otherwise distributable on the certificates on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient advances and collections of principal in respect of the related collection period, then the portion of that advance which remains unreimbursed will be carried over (with interest thereon continuing to accrue) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related pooled mortgage loan, then the applicable master servicer, the trustee, or the fiscal agent, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest (under the provisions and subject to the conditions described in the preceding paragraph). The reimbursement of advances on worked-out loans from advances and collections of principal as described in the first sentence of this paragraph during any collection period will result in a reduction of the Principal Distribution Amount otherwise distributable on the certificates on the related distribution date but will not result in the allocation of a Realized Loss on such distribution date (although a Realized Loss may subsequently arise if the amount reimbursed to the applicable master servicer, the trustee or the fiscal agent ultimately is deemed to be nonrecoverable from the proceeds of the mortgage loan).

         The master servicers, the trustee and the fiscal agent will generally each be entitled to receive interest on monthly debt service advances made by that party out of its own funds. However, that interest will commence accruing on any monthly debt service advance made in respect of a scheduled monthly debt service payment only on the date on which any applicable grace period for that payment expires. Interest will accrue on the amount of each monthly debt service advance for so long as that advance is outstanding, at an annual rate equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any monthly debt service advance will be payable--

         o first, out of any Default Interest and late payment charges collected on the mortgage loan in respect of which the advance was made that are collected after the accrual of that advance interest, and

         o then, but only if the advance has been or is being reimbursed and if and to the extent that the Default Interest and late payment charges referred to in the prior bullet are insufficient to cover the advance interest, out of any amounts then on deposit in the respective master servicers' collection accounts.

         Interest so accrued on outstanding monthly debt service advances will result in a reduction in amounts payable on the series 2004-PWR3 certificates (to the extent that interest is not covered by Default Interest and/or late payment charges as described above). Amounts received on the Lion Industrial Portfolio Loan Group will not be allocable to Default Interest and/or late payments on the Lion Industrial Portfolio Pooled Mortgage Loans unless and until all unpaid interest at the related mortgage interest rate and principal is paid on the Lion Industrial Portfolio Non-Pooled Subordinate Loans. Because of the provisions of the series 2004-PWR3 pooling and servicing agreement and the intercreditor agreements relating to the priority of the application of collections and the entitlements of various parties under those agreements, prospective investors in the series 2004-PWR3 certificates should assume that if any amounts of Default Interest and/or late payment charges are available at all for the payment of interest accrued on monthly debt service advances, those amounts will be de minimis.

         A monthly debt service payment will be assumed to be due with respect to:

         o each pooled mortgage loan that is delinquent with respect to its balloon payment beyond the end of the collection period in which its maturity date occurs (or, in the case of the Two Commerce Square Pooled Mortgage Loan, which has a maturity date occurring shortly after the end of the collection period in the related month, beyond such maturity date) and as to which no arrangements have been agreed to for the collection of the delinquent amounts, including an extension of maturity; and

         o each pooled mortgage loan as to which the corresponding mortgaged property has become an REO Property.

The assumed monthly debt service payment deemed due on any pooled mortgage loan described in the prior sentence that is delinquent as to its balloon payment will equal, for its maturity date and for each successive due date that it remains outstanding and part of the trust fund, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize (if amortization was required) and accrue interest according to its terms in effect prior to that maturity date. The assumed monthly debt service payment deemed due on any pooled mortgage loan described in the second preceding sentence as to which the related mortgaged property has become a REO Property, will equal, for each due date that the REO Property or any interest therein remains part of the trust fund, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment due or deemed due on the last due date prior to the acquisition of that REO Property. Assumed monthly debt service payments for ARD Loans do not include Post-ARD Additional Interest or accelerated amortization payments that are required to be made from the application of excess cash flow.

         None of the master servicers, the trustee or the fiscal agent is required to make any monthly debt service advances with respect to any Non-Pooled Pari Passu Companion Loan or the Lion Industrial Portfolio Non-Pooled Subordinate Loans. Neither the holder of any Non-Pooled Pari Passu Companion Loan nor the holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans, nor any related servicer or any party to the related Non-Trust

Servicing Agreement is required to make any monthly debt service advance with respect to the related pooled mortgage loan.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

         Certificate Administrator Reports. Based solely on monthly reports prepared by the master servicers and the special servicers and delivered to the certificate administrator, the certificate administrator will be required to prepare and make available electronically or, upon written request from registered holders or from those parties that cannot receive such statement electronically, provide by first class mail, on each distribution date to each registered holder of a series 2004-PWR3 certificate, the parties to the series 2004-PWR3 pooling and servicing agreement and any other designee of the depositor, a reporting statement substantially in the form of, and containing the information set forth in, Appendix E to this prospectus supplement. The certificate administrator's reporting statement will detail the distributions on the series 2004-PWR3 certificates on that distribution date and the performance, both in total and individually to the extent available, of the pooled mortgage loans and the related mortgaged properties. One of the master servicers will be responsible for combining or aggregating its reports with those of the other master servicer and delivering a combined or aggregated report to the certificate administrator.

         However, you should assume that neither master servicer will be required to provide monthly reports, other than the loan periodic update file of the standard Commercial Mortgage Securities Association investor reporting package, before the distribution date that occurs not less than six months following the Issue Date.

         Servicer Report Administrator. One master servicer, called the servicer report administrator, will be responsible for the assembly and combination of various reports prepared by the other master servicer and the special servicers. The servicer report administrator will be entitled to a monthly fee for its services. That fee will accrue with respect to each and every pooled mortgage loan. In each case, that fee will accrue at 0.0005% per annum on the Stated Principal Balance of each subject mortgage loan outstanding from time to time and will be calculated based on the same interest accrual basis, which is either an Actual/360 Basis or a 30/360 Basis, as the subject pooled mortgage loan. The servicer report administrator fee is payable out of general collections on the mortgage loans and any REO Properties in the trust fund.

         Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the certificate administrator as if you were a registered certificateholder, provided that you deliver a written certification to the certificate administrator in the form attached to the series 2004-PWR3 pooling and servicing agreement confirming your beneficial ownership in the offered certificates and agree to keep the subject information confidential. Otherwise, until definitive certificates are issued with respect to your offered certificates, if ever, the information contained in the certificate administrator's monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the certificate administrator's internet website. See "--Delivery, Form and Denomination--General" below. We, the master servicers, the special servicers, the certificate administrator, the trustee, the fiscal agent and the certificate registrar are required to recognize as series 2004-PWR3 certificateholders only those persons in whose names the series 2004-PWR3 certificates are registered on the books and records of the certificate registrar.

         Information Available Electronically. The certificate administrator will, and each master servicer may, make the certificate administrator's or that master servicer's, as the case may be, reports available to holders and beneficial owners of the series 2004-PWR3 certificates each month via the certificate administrator's and/or that master servicer's internet website. In addition, the certificate administrator will also make mortgage loan information, as presented in the standard Commercial Mortgage Securities Association investor reporting package formats, available to holders and beneficial owners of the series 2004-PWR3 certificates via the certificate administrator's internet website. Certain of the foregoing reports will be accessible on a restricted basis after receipt by the certificate administrator or the applicable master servicer, as the case may be, of a certification in the form attached to the series 2004-PWR3 pooling and servicing agreement from the person(s) seeking access while certain other of the foregoing reports will be accessible on an unrestricted basis. The certificate administrator's internet website will initially be located at "www.ctslink.com/cmbs". For assistance with the certificate administrator's internet website, holders and beneficial owners of the series 2004-PWR3 certificates may call (301) 815-6600.

         The certificate administrator will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by it for which it is not the original source.

         The certificate administrator and each master servicer may require registration and the acceptance of a disclaimer, as well as, in certain cases, an agreement to keep the subject information confidential, in connection with providing access to that party's internet website. The certificate administrator will not be liable for the dissemination of information by it in accordance with the series 2004-PWR3 pooling and servicing agreement.

         Other Information. The series 2004-PWR3 pooling and servicing agreement will obligate the trustee, the certificate administrator or both of them, as applicable, to make available or cause to be made available at its respective offices (or those of a document custodian), during normal business hours, upon reasonable advance written notice, for review by any holder or beneficial owner of a series 2004-PWR3 certificate or any person identified to the trustee, the certificate administrator or any document custodian, as applicable, as a prospective transferee of a series 2004-PWR3 certificate or any interest in that certificate, originals or copies, in paper or electronic form, of, among other things, the following items:

         o the series 2004-PWR3 pooling and servicing agreement, including exhibits, and any amendments to the series 2004-PWR3 pooling and servicing agreement (and the pooling and servicing agreements, including exhibits, and any amendments to those agreements received by the trustee, for the other commercial mortgage securitizations under which the Non-Trust-Serviced Pooled Mortgage Loans are serviced);

         o all monthly reports of the certificate administrator delivered, or otherwise electronically made available, to series 2004-PWR3 certificateholders since the Issue Date;

         o this prospectus supplement and the accompanying prospectus in the form most recently delivered to the certificate administrator by us;

         o each mortgage loan purchase agreement pursuant to which we purchased any of the pooled mortgage loans, together with all amendments to each mortgage loan purchase agreement, if any;

         o all officer's certificates delivered to the trustee by the master servicers and/or the special servicers since the Issue Date, as described under "Description of the Pooling and Servicing Agreements--Evidence as to Compliance" in the accompanying prospectus;

         o all accountant's reports delivered to the trustee with respect to the master servicers and/or the special servicers since the Issue Date, as described under "Description of the Pooling and Servicing Agreements--Evidence as to Compliance" in the accompanying prospectus (and all comparable accountant's reports delivered to the trustee with respect to comparable servicing parties under the pooling and servicing agreements for the other commercial mortgage securitizations under which the Non-Trust-Serviced Pooled Mortgage Loans are serviced);

         o the most recent inspection report with respect to each mortgaged property for a pooled mortgage loan prepared by the applicable master servicer or the applicable special servicer and delivered to the trustee pursuant to the series 2004-PWR3 pooling and servicing agreement (or, in the case of the mortgaged property securing a Non-Trust-Serviced Pooled Mortgage Loan, prepared by the comparable servicing party under the pooling and servicing agreement for the related other commercial mortgage securitization and delivered to the trustee pursuant to that agreement); and

         o the mortgage files for the pooled mortgage loans, including all documents, such as modifications, waivers and amendments, that are to be added to those mortgage files from time to time.

         Copies of any and all of the foregoing items will be available from one or more of the trustee, the certificate administrator or any document custodian, as applicable, upon request. However, you should assume that the trustee, the certificate administrator or any document custodian, as the case may be, will be permitted to require payment of a sum sufficient to cover the reasonable out-of-pocket costs and expenses of providing the copies.

         In connection with providing access to or copies of the items described above, the trustee, the certificate administrator or any document custodian, as the case may be, may require:

         o in the case of a registered holder or beneficial owner of a series 2004-PWR3 certificate, a written confirmation executed by the requesting person or entity, in the form attached to the series 2004-PWR3 pooling and servicing agreement, generally to the effect that the person or entity is a registered holder or beneficial owner of a series 2004-PWR3 certificate and will keep confidential any of the information that has not been filed with the SEC; and

         o in the case of a prospective purchaser of a series 2004-PWR3 certificate or any interest in a series 2004-PWR3 certificate, confirmation executed by the requesting person or entity, in the form attached to the series 2004-PWR3 pooling and servicing agreement, generally to the effect that the person or entity is a prospective purchaser of a series 2004-PWR3 certificate or an interest in a series 2004-PWR3 certificate, is requesting the information for use in evaluating a possible investment in that certificate and will keep confidential any of the information that has not been filed with the SEC.

VOTING RIGHTS

         The voting rights for the series 2004-PWR3 certificates will be allocated as follows:

         o 99.0% of the voting rights will be allocated to the holders of the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates, in proportion to the respective total principal balances of those classes;

         o 1.0% of the voting rights will be allocated to the holders of the class X certificates (and allocated between the class X-1 and X-2 certificates in proportion to the respective total notional amounts of those classes); and

         o 0% of the voting rights will be allocated to the holders of the class R and V certificates.

         Voting rights allocated to a class of series 2004-PWR3 certificateholders will be allocated among those certificateholders in proportion to their respective percentage interests in that class.

DELIVERY, FORM AND DENOMINATION

         General. We intend to deliver the offered certificates in minimum denominations of $25,000, in the case of the class A-1, A-2, A-3 and A-4 certificates, and $100,000, in the case of the class B, C, D and E certificates. Investments in excess of those minimum denominations may be made in multiples of $1.

         Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company. You will not be entitled to receive a physical certificate representing your interest in an offered certificate, except under the limited circumstances described under "--Issuance of Definitive Certificates" below. For so long as any class of offered certificates is held in book-entry form--

         o all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations, and

         o all references in this prospectus supplement to payments, distributions, remittances, notices, reports and statements made or sent to holders of those certificates will refer to payments, distributions, remittances, notices, reports and statements made or sent to DTC or Cede & Co., as the registered holder of those certificates, for payment or transmittal, as applicable, to the beneficial owners of those certificates through its participating organizations in accordance with DTC's procedures.

         The certificate administrator will initially serve as registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

         DTC, Euroclear and Clearstream. Except under the limited circumstances described under "--Issuance of Definitive Certificates" below, you will hold your offered certificates through DTC.

         DTC is--

         o a limited-purpose trust company organized under the New York Banking Law;

         o    a member of the Federal Reserve System; and

         o a registered clearing agency with the Securities and Exchange Commission.

         DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

         It is our understanding that Clearstream holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations. Transactions may be settled in Clearstream in many major currencies across 37 markets. Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations.

         It is our understanding that Euroclear holds securities for its member organizations and facilitates the clearance and settlement of transactions between its member organizations through simultaneous electronic book-entry delivery against payment. Transactions may be settled in Euroclear in any of over 40 currencies, including United States dollars. Euroclear is operated by Euroclear Bank S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear plc. The Euroclear Operator is regulated, and examined, by the Belgian Banking and Finance Commission and the National Bank of Belgium. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear plc. Euroclear plc establishes policy for the Euroclear system on behalf of the member organizations of Euroclear.

         Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

         The information in this prospectus supplement concerning DTC, Euroclear and Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but neither we nor any of the underwriters take any responsibility for the accuracy or completeness of that information.

         Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates. DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

         Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

         Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

         Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. See Appendix F to this prospectus supplement for additional information regarding clearance and settlement procedures for offered certificates in book-entry form and for information with respect to tax documentation procedures relating to those certificates.

         Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

         o governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name; and

         o the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

         Under a book-entry system, beneficial owners may receive payments after the related distribution date.

         The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the series 2004-PWR3 pooling and servicing agreement need not recognize beneficial owners of book-entry certificates as "certificateholders". The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a "certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

         Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

         Issuance of Definitive Certificates. Beneficial owners of the offered certificates will not be able to obtain physical certificates that represent those offered certificates, unless--

         o we advise the certificate administrator, the trustee and the certificate registrar in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

         o we elect, at our option, to terminate the book-entry system through DTC with respect to those offered certificates.

         Upon the occurrence of either of the two events described in the prior paragraph, the certificate registrar will be required to notify all affected beneficial owners through DTC of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the series 2004-PWR3 certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the certificate registrar or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

         Registration and Transfer. The holder of any physical certificate representing an offered certificate may transfer or exchange the same in whole or part, subject to the minimum authorized denomination, at the corporate trust office of the certificate registrar or at the office of any transfer agent. No fee or service charge will be imposed by the certificate registrar for any such registration of transfer or exchange. The certificate registrar may require payment by each transferor of a sum sufficient to pay any tax, expense or other governmental charge payable in connection with the transfer.

THE INITIAL CERTIFICATE ADMINISTRATOR AND TAX ADMINISTRATOR

         Wells Fargo Bank, National Association will serve as the certificate administrator and as the tax administrator. In addition, WFB will serve as registrar for purposes of recording and otherwise providing for the registration of the series 2004-PWR3 certificates and of transfers and exchanges of any and all series 2004-PWR3 certificates issued in definitive form, and as authenticating agent of the series 2004-PWR3 certificates. WFB maintains a corporate trust office at 9062 Old Annapolis Road, Columbia, Maryland 21045. Its office for certificate transfer purposes is located at Wells Fargo Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113. WFB is also one of the master servicers and one of the mortgage loan sellers and is affiliated with one of the underwriters. As compensation for the performance of its duties as certificate administrator and tax administrator, WFB will be paid a portion of the monthly trustee fee as set forth in the series 2004-PWR3 pooling and servicing agreement.

         The information set forth in this prospectus supplement concerning WFB has been provided by it. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

THE INITIAL TRUSTEE

         LaSalle Bank National Association, a national banking association, will act as initial trustee on behalf of the series 2004-PWR3 certificateholders. As of the Issue Date, the office of LaSalle primarily responsible for administration of the trust assets, its asset-backed securities trust services office, is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Asset-Backed Securities Trust Services Group--Bear Stearns Commercial Mortgage Securities Trust 2004-PWR3. LaSalle is an affiliate of ABN AMRO Bank N.V., the initial fiscal agent. As of December 31, 2003, LaSalle had assets of approximately $61.2 billion.

         The information set forth in this prospectus supplement concerning LaSalle has been provided by it. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

THE INITIAL FISCAL AGENT

         ABN AMRO Bank N.V., a Netherlands banking corporation and the indirect corporate parent of the initial trustee, will act as initial fiscal agent pursuant to the series 2004-PWR3 pooling and servicing agreement. The fiscal agent's office is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Asset-Backed Securities Trust Services Group--Bear Stearns Commercial Mortgage Securities Trust 2004-PWR3. As of December 31, 2003, ABN AMRO had assets of approximately $706.1 billion. The long-term debt obligations of ABN AMRO Bank N.V. are rated "AA-" by S&P and "AA-" by Fitch.

         The information set forth in this prospectus supplement concerning ABN AMRO has been provided by it. Neither we nor any of the underwriters makes any representation or warranty as to the accuracy or completeness of this information.

MATTERS REGARDING THE CERTIFICATE ADMINISTRATOR, THE TAX ADMINISTRATOR, THE TRUSTEE AND THE FISCAL AGENT

         The certificate administrator and the tax administrator each must at all times be a corporation, bank, trust company or association that:

         o is organized and doing business under the laws of the U.S. or any state of the U.S. or the District of Columbia;

         o    has a combined capital and surplus of at least $50,000,000; and

         o is subject to supervision or examination by federal or state authority.

If that corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with applicable law or the requirements of the supervising or examining authority, then the combined capital and surplus of that corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

         The trustee is at all times required to be a corporation, bank, trust company or association that:

         o is organized and doing business under the laws of the U.S. or any State of the U.S. or the District of Columbia and is authorized under those laws to exercise trust powers;

         o    has a combined capital and surplus of at least $50,000,000; and

         o is subject to supervision or examination by federal or state authority.

If that corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of that corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

         We, each master servicer, each special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold series 2004-PWR3 certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the trustee will have the power to appoint a co-trustee or separate trustee of all or any part of the assets of the trust fund. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee, who will exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

         The trustee will be entitled to a monthly fee for its services. That fee will accrue with respect to each and every pooled mortgage loan. In each case, that fee will accrue at 0.0024% per annum on the Stated Principal Balance of the subject mortgage loan outstanding from time to time and will be calculated based on the same interest accrual basis, which is either an Actual/360 Basis or a 30/360 Basis, as the subject pooled mortgage loan. The trustee fee is payable out of general collections on the mortgage loans and any REO Properties in the trust fund. The trustee will be responsible, without the right of reimbursement, for the fees of the fiscal agent, the certificate administrator and the tax administrator.

         The certificate administrator, the tax administrator and the trustee each may resign at any time by giving written notice to us, each master servicer, each special servicer and the applicable rating agencies. Upon notice of the resignation, we will appoint a successor certificate administrator, a successor tax administrator or a successor trustee, as the case may be. If no successor certificate administrator, successor tax administrator or a successor trustee, as applicable, is appointed within 30 days after the giving of notice of resignation, the resigning entity may petition any court of competent jurisdiction for appointment of a successor certificate administrator, successor tax administrator or successor trustee, as the case may be.

         We may remove the certificate administrator, the tax administrator or the trustee if, among other things, any of the following events occur:

         1. the certificate administrator, the tax administrator or the trustee, as the case may be, ceases to be eligible to continue in such role under the series 2004-PWR3 pooling and servicing agreement;

         2. the certificate administrator, the tax administrator or the trustee, as the case may be, at any time becomes incapable of acting;

         3. the certificate administrator, the tax administrator or the trustee, as the case may be, is adjudged bankrupt or insolvent;

         4. a receiver of the certificate administrator, the tax administrator or the trustee, as the case may be, or its property is appointed; or

         5. any public officer takes charge or control of the certificate administrator, the tax administrator or the trustee, as the case may be, or its property.

         The holders of series 2004-PWR3 certificates representing a majority of the total voting rights may remove any of the certificate administrator, the tax administrator or the trustee, upon written notice to each master servicer, each special servicer, us and the trustee.

         No resignation or removal of the certificate administrator, the tax administrator or the trustee, or appointment of a successor thereto, will become effective until the acceptance of the appointment by such successor.

         ABN AMRO will be deemed to resign or be replaced as fiscal agent at the same time that LaSalle ever resigns or is replaced as trustee. If required by the series 2004-PWR3 pooling and servicing agreement, the successor trustee will be responsible for appointing a successor fiscal agent.

         The trust fund will indemnify the certificate administrator, the tax administrator, the trustee, the fiscal agent and their respective directors, officers, employees, agents and affiliates against any and all losses, liabilities, damages, claims or expenses, including reasonable attorneys' fees, arising with respect to the series 2004-PWR3 pooling and servicing agreement, the mortgage loans or the series 2004-PWR3 certificates, other than those resulting from the negligence, fraud, bad faith or willful misconduct of the certificate administrator, the tax administrator, the trustee or the fiscal agent, as applicable, other than allocable overhead, and other than any cost or expense expressly required to be borne by the certificate administrator, the tax administrator, the trustee or the fiscal agent, as applicable.

         None of the certificate administrator, the tax administrator, the trustee or the fiscal agent will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the series 2004-PWR3 pooling and servicing agreement.

         None of the certificate administrator, the tax administrator, the trustee or the fiscal agent will be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under the series 2004-PWR3 pooling and servicing agreement or in the exercise of any of its rights or powers if, in the opinion of that entity, the repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

         None of the certificate administrator, the tax administrator, the trustee or the fiscal agent will make any representation as to the validity or sufficiency of the series 2004-PWR3 pooling and servicing agreement, the series 2004-PWR3 certificates or this prospectus supplement or the validity, enforceability or sufficiency of the pooled mortgage loans or related documents. None of the certificate administrator, the tax administrator, the trustee or the fiscal agent will be accountable for the use or application by us of any series 2004-PWR3 certificates or of the proceeds of those certificates, or for the use or application of any funds paid to us, a master servicer or a special servicer with respect to the pooled mortgage loans, or any funds deposited in or withdrawn from a master servicer's collection account or the certificate administrator's distribution account by us, either master servicer or either special servicer, other than with respect to any funds held by the certificate administrator.

         If no event of default has occurred with respect to a master servicer or a special servicer of which the trustee has actual knowledge or, after the curing of all such events of default that may have occurred, the trustee is required to perform only those duties specifically required under the series 2004-PWR3 pooling and servicing agreement. Upon receipt of the various certificates, reports and other instruments required to be furnished to it, the trustee is required to examine those documents and to determine only whether they conform on their face to the requirements of the series 2004-PWR3 pooling and servicing agreement.

AMENDMENT OF THE SERIES 2004-PWR3 POOLING AND SERVICING AGREEMENT

         The circumstances under which the series 2004-PWR3 pooling and servicing agreement may be amended are described in the accompanying prospectus under "Description of the Pooling and Servicing Agreements--Amendment". However, notwithstanding that discussion:

         o    no such amendment may--

              (a) significantly change the activities of the trust without the consent of the holders of series 2004-PWR3 certificates entitled to not less than 51% of the series 2004-PWR3 voting rights, not taking into account certificates held by us, by any mortgage loan seller or by any affiliates or agents of us or any such mortgage loan seller; or

              (b) adversely affect in any material respect the interests of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, without such holder's consent;

         o the absence of an adverse affect in any material respect on the interests of any particular holder of a rated series 2004-PWR3 certificate can also be evidenced by written confirmation from each of S&P and Fitch that the amendment will not result in a qualification, downgrade or withdrawal of the rating(s) assigned to that certificate;

         o amendments can also be made without certificateholder consent in order to relax or eliminate transfer restrictions and/or requirements imposed by the REMIC provisions; and

         o amendments with certificateholder consent require the consent of the holders of series 2004-PWR3 certificates entitled to not less than 51% of all of the series 2004-PWR3 voting rights.

TERMINATION OF THE SERIES 2004-PWR3 POOLING AND SERVICING AGREEMENT

         The obligations created by the series 2004-PWR3 pooling and servicing agreement will terminate following the earlier of--

         1. the final payment or advance on, or other liquidation of, the last pooled mortgage loan or related REO Property remaining in the trust fund,

         2. the purchase of all of the pooled mortgage loans and REO Properties remaining in the trust fund by any single certificateholder or group of certificateholders of the series 2004-PWR3 controlling class, PAR as a master servicer, WFB as a master servicer or the general special servicer, in that order of preference, and

         3. the exchange by any single holder of all the series 2004-PWR3 certificates for all of the pooled mortgage loans and
               REO Properties remaining in the trust fund.

         Written notice of termination of the series 2004-PWR3 pooling and servicing agreement will be given to each series 2004-PWR3 certificateholder. The final distribution to the registered holder of each series 2004-PWR3 certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate administrator or at any other location specified in the notice of termination.

         The right of any single holder or group of holders of the series 2004-PWR3 controlling class, each master servicer and the general special servicer to make a purchase of all of the pooled mortgage loans and REO Properties remaining in the trust fund is subject to the conditions (among others) that--

         o the total Stated Principal Balance of the mortgage pool is 1% or less of the initial mortgage pool balance,

         o within 30 days after notice of the election of that person to make the purchase is given, no person with a higher right of priority to make the purchase notifies the other parties to the series 2004-PWR3 pooling and servicing agreement of its election to do so,

         o if more than one holder or group of holders of the series 2004-PWR3 controlling class desire to make the purchase, preference will be given to the holder or group of holders with the largest percentage interest in the series 2004-PWR3 controlling class, and

         o if either master servicer desires to make the purchase, the other master servicer will have the option to purchase all of the pooled mortgage loans and related REO Properties remaining in the Trust Fund for which it is the applicable master servicer.

         Any purchase by any single holder or group of holders of the series 2004-PWR3 controlling class, a master servicer, the two master servicers together or the general special servicer of all the pooled mortgage loans and REO Properties remaining in the trust fund is required to be made at a price equal to:

         o    the sum of--

              1. the total outstanding principal balance of all the mortgage loans then included in the trust fund, other than any mortgage loans as to which the mortgaged properties have become REO Properties, together with--

                   o all accrued and unpaid interest, other than Default Interest and Post-ARD Additional Interest, on those mortgage loans generally through the due date in the related collection period, and

                   o all unreimbursed servicing advances relating to those mortgage loans, together with any unpaid interest on servicing advances and on advances of monthly debt service payments owing to the parties that made them, and

              2. the appraised value of all REO Properties then included in the trust fund, in each case as determined by an appraiser mutually agreed upon by the applicable master servicer, the general special servicer and the trustee (or, in the case of any REO Property related to any of the Lion Industrial Portfolio Pooled Mortgage Loans, the Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan or the Carmel Mountain Plaza Pooled Mortgage Loan, the value of the trust fund's interest therein); minus

         o solely in the case of a purchase by a master servicer or the general special servicer, the total of all amounts payable or reimbursable to the purchaser under the series 2004-PWR3 pooling and servicing agreement.

         The purchase will result in early retirement of the then outstanding series 2004-PWR3 certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the series 2004-PWR3 certificateholders, will constitute part of the Available Distribution Amount for the final distribution date. Any person or entity making the purchase will be responsible for reimbursing the parties to the series 2004-PWR3 pooling and servicing agreement for all reasonable out-of-pocket costs and expenses incurred by the parties in connection with the purchase.

         An exchange by any single holder of all of the series 2004-PWR3 certificates for all of the pooled mortgage loans and REO Properties remaining in the trust fund may be made by giving written notice to each of the parties to the series 2004-PWR3 pooling and servicing agreement no later than 60 days prior to the anticipated date of exchange. If an exchange is to occur as described above, then the holder of the series 2004-PWR3 certificates, no later than the business day immediately preceding the distribution date on which the final payment on the series 2004-PWR3 certificates is to occur, must deposit in the applicable collection accounts amounts that are together equal to all amounts then due and owing to each master servicer, each special servicer, the certificate administrator, the tax administrator, the trustee, the fiscal agent and their respective agents under the series 2004-PWR3 pooling and servicing agreement. No such exchange may occur until the total principal balance of the class A-1, A-2, A-3, A-4, B, C, D, E, F, G and H certificates is reduced to zero.

         The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder has the option to purchase the Lion Industrial Portfolio Pooled Mortgage Loans at the related Purchase Price for the mortgage loans in connection with any termination of the 2004-PWR3 pooling and servicing agreement. This purchase option is senior to the other rights to purchase the pooled mortgage loans described above.

CERTAIN LIMITATIONS ON THE RIGHTS OF CERTIFICATEHOLDERS

         No series 2004-PWR3 certificateholder will have the right under the series 2004-PWR3 pooling and servicing agreement to institute any proceeding with respect to that agreement unless:

         o that holder previously has given to the trustee written notice of default;

         o except in the case of a default by the trustee, series 2004-PWR3 certificateholders entitled to not less than 25% of the series 2004-PWR3 voting rights have made written request upon the trustee to institute that proceeding in its own name as trustee under the series 2004-PWR3 pooling and servicing agreement and have offered to the trustee reasonable indemnity; and

         o the trustee for 60 days has neglected or refused to institute any such proceeding.

         The trustee, however, will be under no obligations to exercise any of the trusts or powers vested in it by the series 2004-PWR3 pooling and servicing agreement or to make any investigation of matters arising under that agreement or to institute, conduct or defend any litigation under or in relation to that agreement at the request, order or direction of any of the series 2004-PWR3 certificateholders, unless in the trustee's opinion, those series 2004-PWR3 certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by the trustee as a result.

                        YIELD AND MATURITY CONSIDERATIONS


YIELD CONSIDERATIONS

         General. The yield on any offered certificate will depend on--

         o the price at which that certificate is purchased by an investor, and

         o    the rate, timing and amount of distributions on that certificate.

         The rate, timing and amount of distributions on any offered certificate will in turn depend on, among other things:

         o    the pass-through rate for that certificate,

         o the rate and timing of principal payments, including voluntary and involuntary prepayments, repurchases for material document defects or material breaches of representations, exercise of purchase options by holders of subordinate notes or mezzanine loans, and other principal collections on the pooled mortgage loans, and the extent to which those amounts are to be applied in reduction of the principal balance of that certificate,

         o the rate and timing of reimbursements made to the master servicers, the special servicers, the trustee or the fiscal agent for nonrecoverable advances and/or for advances previously made in respect of a worked-out pooled mortgage loan that are not repaid at the time of the workout,

         o the rate, timing and severity of Realized Losses and Additional Trust Fund Expenses and the extent to which those losses and expenses are allocable in reduction of the principal balance of that certificate or cause shortfalls in interest distributable to that certificate, and

         o the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which those shortfalls result in the reduction of the interest distributions of that certificate.

         Rate and Timing of Principal Payments. The yield to maturity on any offered certificates purchased at a discount or a premium will be affected by the rate and timing of principal distributions made in reduction of the total principal balances of those certificates. In turn, the rate and timing of principal distributions that are paid or otherwise result in reduction of the total principal balance of any offered certificate will be directly related to the rate and timing of principal payments on or with respect to the pooled mortgage loans. Finally, the rate and timing of principal payments on or with respect to the pooled mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of pooled mortgage loans due to defaults, casualties or condemnations affecting the mortgaged properties, or purchases or other removals of pooled mortgage loans from the trust fund.

         Because the pass-through rate for the class B, C, D and E certificates is limited by the Weighted Average Pool Pass-Through Rate, that pass-through rate (and, accordingly, the yield) on those classes of offered certificates could be adversely affected if pooled mortgage loans with relatively high mortgage interest rates experienced a faster rate of principal payments than pooled mortgage loans with relatively low mortgage interest rates.

         Prepayments and other early liquidations of the pooled mortgage loans will result in distributions on the offered certificates of amounts that would otherwise be paid over the remaining terms of those mortgage loans. This will tend to shorten the weighted average lives of the offered certificates. Defaults on the pooled mortgage loans, particularly at or near their maturity dates, may result in significant delays in distributions of principal on the pooled mortgage loans and, accordingly, on the offered certificates, while work-outs are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of the offered certificates. See "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Modifications, Waivers, Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under an ARD Loan to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, we cannot assure you that any ARD Loan in the trust fund will be paid in full on its anticipated repayment date.

         The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the pooled mortgage loans are in turn paid in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the pooled mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the pooled mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

         Because the rate of principal payments on or with respect to the pooled mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

         Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the pooled mortgage loans will affect--

         o    the amount of distributions on your offered certificates,

         o    the yield to maturity of your offered certificates,

         o the rate of principal distributions on your offered certificates, and

         o    the weighted average life of your offered certificates.

         Delinquencies on the pooled mortgage loans, unless covered by advances, may result in shortfalls in distributions of interest and/or principal on your offered certificates for the current month. Although any shortfalls in distributions of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in distributions of interest would adversely affect the yield to maturity of your offered certificates.

         If--

         o you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default on the mortgage loans and amount of losses on the pooled mortgage loans that is lower than the default rate and amount of losses actually experienced, and

         o the additional losses result in a reduction of the total distributions on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

         The timing of any loss on a liquidated mortgage loan that results in a reduction of the total distributions on or the total principal balance of your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

         Even if losses on the pooled mortgage loans do not result in a reduction of the total distributions on or the total principal balance of your offered certificates, the losses may still affect the timing of distributions on, and the weighted average life and yield to maturity of your offered certificates.

         In addition, if the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent reimburses itself for any advance made by it that it has determined is not recoverable out of collections on the related pooled mortgage loan, then that advance (together with accrued interest thereon) will, to the fullest extent permitted, be reimbursed first out of the principal portion of current debt service advances and payments and other collections of principal otherwise distributable on the series 2004-PWR3 certificates, prior to being deemed reimbursed out of payments and other collections of interest on the mortgage pool otherwise distributable on the series 2004-PWR3 certificates. Any such reimbursement from advances and collections of principal will reduce the amount of principal otherwise distributable on the series 2004-PWR3 certificates on the related distribution date.

         In the event that any advance (including any interest accrued thereon) with respect to a defaulted pooled mortgage loan remains unreimbursed following the time that such pooled mortgage loan is modified and returned to performing status, the relevant master servicer, the trustee or the fiscal agent, as applicable, will be entitled to reimbursement for that advance (even though that advance has not been determined to be nonrecoverable from collections on the related pooled mortgage loan), out of amounts in the collection account representing the principal portion of current debt service advances and payments and other collections of principal after the application of those advances and collections of principal to reimburse any party for nonrecoverable debt service and servicing advances as contemplated by the prior paragraph. Any such reimbursement payments will reduce the amount of principal otherwise distributable on the series 2004-PWR3 certificates on the related distribution date.

         Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the pooled mortgage loans:

         o    prevailing interest rates;

         o    the terms of the mortgage loans, including--

              1. provisions that impose prepayment lock-out periods or require Yield Maintenance Charges or Prepayment Premiums, and

              2.   amortization terms that require balloon payments;

         o the demographics and relative economic vitality of the areas in which the mortgaged properties are located;

         o the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged properties in the areas in which those properties are located;

         o    the quality of management of the mortgaged properties;

         o    the servicing of the mortgage loans;

         o    possible changes in tax laws; and

         o    other opportunities for investment.

         See "Risk Factors", "Description of the Mortgage Pool" and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement" in this prospectus supplement and "Risk Factors" and "Servicing of the Mortgage Loans" in the accompanying prospectus.

         The rate of prepayment on the pooled mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan. Accordingly, we cannot assure you that any ARD Loan in the trust fund will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

         Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some underlying borrowers may sell their mortgaged properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some underlying borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged properties.

         A number of the underlying borrowers are partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related pooled mortgage loan.

         We make no representation or warranty regarding:

         o the particular factors that will affect the rate and timing of prepayments and defaults on the pooled mortgage loans;

         o    the relative importance of those factors;

         o the percentage of the total principal balance of the pooled mortgage loans that will be prepaid or as to which a default will have occurred as of any particular date; or

         o the overall rate of prepayment or default on the pooled mortgage loans.

         Delay in Payment of Distributions. Because monthly distributions will not be made to certificateholders until, at the earliest, the 11th day of the month following the month in which interest accrued on the offered certificates, the effective yield to the holders of the offered certificates will be lower than the yield that would otherwise be produced by the applicable pass-through rate and purchase prices, assuming the prices did not account for the delay.

WEIGHTED AVERAGE LIFE

         For purposes of this prospectus supplement, the weighted average life of any offered certificate refers to the average amount of time that will elapse from the assumed settlement date of March 18, 2004 until each dollar to be applied in reduction of the total principal balance of those certificates is paid to the investor. For purposes of this "Yield and Maturity Considerations" section, the weighted average life of any offered certificate is determined by:

         o multiplying the amount of each principal distribution on the offered certificate by the number of years from the assumed settlement date to the related distribution date;

         o    summing the results; and

         o dividing the sum by the total amount of the reductions in the principal balance of the offered certificate.

Accordingly, the weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the pooled mortgage loans is paid or otherwise collected or advanced and the extent to which those payments, collections and/or advances of principal are in turn applied in reduction of the principal balance of that certificate.

         As described in this prospectus supplement, the Principal Distribution Amount for each distribution date will be payable first with respect to the class A-1, A-2, A-3 and/or A-4 certificates until the total principal balances of those classes are reduced to zero, and will thereafter be distributable entirely with respect to the other classes of series 2004-PWR3 principal balance certificates sequentially based upon their relative seniority, in each case until the related total principal balance is reduced to zero. In addition, until the Class A Principal Distribution Cross-Over Date (or, if none, until the final distribution date), no distributions of principal will be made with respect to the class A-4 certificates until the total principal balance of the class A-1, A-2 and A-3 certificates is reduced zero, no distributions of principal will be made with respect to the class A-3 certificates until the total principal balance of the class A-1 and A-2 certificates is reduced to zero and no distributions of principal will be made with respect to the class A-2 certificates until the total principal balance of the class A-1 certificates is reduced to zero. As a consequence of the foregoing, the weighted average lives of the class A-1, A-2, A-3 and A-4 certificates may be shorter, and the weighted average lives of the other respective classes of offered certificates may be shorter or longer, than would otherwise be the case if the principal distribution amount for each distribution date were to be allocated and paid on a pro rata basis among those classes of series 2004-PWR3 certificates according to their principal balances.

         The tables set forth below show, with respect to each class of offered certificates,

         o    the weighted average life of that class, and

         o the percentage of the initial total principal balance of that class that would be outstanding after each of the specified dates,

based upon each of the indicated levels of CPR and the Structuring Assumptions.

         The actual characteristics and performance of the pooled mortgage loans will differ from the assumptions used in calculating the tables below. Those tables are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under the assumed prepayment scenarios. Any difference between the assumptions used in calculating the tables below and the actual characteristics and performance of the pooled mortgage loans, or actual prepayment experience, will affect the percentages of initial total principal balances outstanding over time and the weighted average lives of the respective classes of the offered certificates. You must make your own decisions as to the appropriate prepayment, liquidation and loss assumptions to be used in deciding whether to purchase any offered certificate.

         Neither we nor any of the underwriters makes any representation that--

         o the pooled mortgage loans will prepay in accordance with the assumptions set forth in this prospectus supplement at any of the indicated levels of CPR or at any other particular prepayment rate,

         o all the pooled mortgage loans will prepay in accordance with the assumptions set forth in this prospectus supplement at the same rate,

         o pooled mortgage loans that are in a prepayment lock-out period, including any part of that period when defeasance is allowed, will not prepay as a result of involuntary liquidations following default or otherwise during that period, or

         o the pooled mortgage loans that are in a period when prepayments must be accompanied by a Yield Maintenance Charge or Prepayment Premium will not voluntarily prepay or will not prepay as a result of involuntary liquidations following default or otherwise during that period.

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-1 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                   92%          92%          92%           92%          92%
March 2006                                   84%          84%          84%           84%          84%
March 2007                                   75%          75%          75%           75%          75%
March 2008                                   65%          65%          65%           65%          65%
March 2009                                    0%           0%           0%            0%           0%
March 2010                                    0%           0%           0%            0%           0%
March 2011                                    0%           0%           0%            0%           0%
March 2012                                    0%           0%           0%            0%           0%
March 2013                                    0%           0%           0%            0%           0%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               3.8          3.8          3.8           3.8          3.7

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-2 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                   41%          41%          41%           41%          41%
March 2010                                   28%          28%          28%           28%          28%
March 2011                                    0%           0%           0%            0%           0%
March 2012                                    0%           0%           0%            0%           0%
March 2013                                    0%           0%           0%            0%           0%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               5.4          5.4          5.4           5.4          5.4

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-3 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                   66%          66%          66%           66%          66%
March 2012                                   56%          56%          56%           56%          56%
March 2013                                   35%          34%          33%           31%           0%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               8.1          8.1          8.1           8.0          8.0

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE CLASS A-4 CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                  100%         100%         100%          100%         100%
March 2012                                  100%         100%         100%          100%         100%
March 2013                                  100%         100%         100%          100%         100%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               9.6          9.6          9.6           9.6          9.4


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS B CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                  100%         100%         100%          100%         100%
March 2012                                  100%         100%         100%          100%         100%
March 2013                                  100%         100%         100%          100%         100%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               9.8          9.8          9.8           9.8          9.6


           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS C CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                  100%         100%         100%          100%         100%
March 2012                                  100%         100%         100%          100%         100%
March 2013                                  100%         100%         100%          100%         100%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               9.9          9.9          9.8           9.8          9.7

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS D CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                  100%         100%         100%          100%         100%
March 2012                                  100%         100%         100%          100%         100%
March 2013                                  100%         100%         100%          100%         100%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               9.9          9.9          9.9           9.9          9.7

           PERCENT OF INITIAL CERTIFICATE BALANCE OUTSTANDING FOR THE
            CLASS E CERTIFICATES AT THE RESPECTIVE PERCENTAGES OF CPR

         DISTRIBUTION DATE IN               0%           25%          50%           75%         100%
------------------------------------      -------      -------      -------       -------      -------
Issue Date                                  100%         100%         100%          100%         100%
March 2005                                  100%         100%         100%          100%         100%
March 2006                                  100%         100%         100%          100%         100%
March 2007                                  100%         100%         100%          100%         100%
March 2008                                  100%         100%         100%          100%         100%
March 2009                                  100%         100%         100%          100%         100%
March 2010                                  100%         100%         100%          100%         100%
March 2011                                  100%         100%         100%          100%         100%
March 2012                                  100%         100%         100%          100%         100%
March 2013                                  100%         100%         100%          100%         100%
March 2014 and thereafter                     0%           0%           0%            0%           0%
Weighted average life (years)               9.9          9.9          9.9           9.9          9.7

                        DESCRIPTION OF THE MORTGAGE POOL


GENERAL

         We intend to include the 116 mortgage loans identified on Appendix B to this prospectus supplement in the trust fund. The mortgage pool consisting of those mortgage loans will have an initial mortgage pool balance of $1,108,470,769. However, the actual initial mortgage pool balance may be as much as 5% smaller or larger than that amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

         The initial mortgage pool balance will equal the total cut-off date principal balance of all the pooled mortgage loans. The cut-off date principal balance of any mortgage loan included in the trust fund is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan that we intend to include in the trust fund is shown on Appendix B to this prospectus supplement. Those cut-off date principal balances range from $1,220,787 to $92,800,000 and the average of those cut-off date principal balances is $9,555,782.

         Each of the mortgage loans that we intend to include in the trust fund is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by one or more promissory notes and secured by, among other things, a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee ownership and/or leasehold interest of the related borrower or another party in one or more commercial or multifamily real properties. That mortgage lien will, in all cases, be a first priority lien, subject only to Permitted Encumbrances.

CERTAIN CHARACTERISTICS OF THE MORTGAGE POOL

         Concentration of Mortgage Loans and Borrowers.

         Several of the pooled mortgage loans have cut-off date principal balances that are substantially higher than the average cut-off date principal balance. The largest of the pooled mortgage loans or group of cross-collateralized and cross-defaulted pooled mortgage loans is the Lion Industrial Portfolio Pooled Mortgage Loans, which has a cut-off date principal balance of $92,800,000 and represents 8.37% of the initial mortgage pool balance. The ten largest pooled mortgage loans and groups of cross-collateralized pooled mortgage loans have cut-off date principal balances that collectively represent 42.04% of the initial mortgage pool balance. Each of these loans or groups is described on Appendix C to this prospectus supplement.

         Cross-Collateralized Mortgage Loans, Multi-Property Mortgage Loans, Mortgage Loans with Affiliated Borrowers and Multi-Property Mortgage Loans with Collateral Substitution or Partial Release Provisions.

         The mortgage pool will include seven (7) mortgage loans, representing 10.47% of the initial mortgage pool balance, that are, in each such case, individually or through cross-collateralization and cross-default with other pooled mortgage loans, secured by two or more properties. However, the amount of the mortgage lien encumbering a particular property or group of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, generally to minimize recording tax. In such instances, the mortgage amount is generally set at an amount equal to a specified percentage (generally ranging from 100% to 150%, inclusive) of the appraised value or allocated loan amount for the particular property or group of properties. This would limit the extent to which proceeds from that property or group of properties would be available to offset declines in value of the other mortgaged properties securing the same mortgage loan in the trust fund.

         The multi-property pooled mortgage loans secured by the mortgaged properties identified on Appendix B hereto as Copley-Spruce Multifamily Portfolio and Newberg and Space Station Self Storage, representing 0.69% and 0.21%, respectively, of the initial mortgage pool balance, do not permit substitution or the release of individual properties but do permit defeasance in whole.

         In the case of the pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as the Lion Industrial Portfolio Pooled Mortgage Loans, representing 8.37% of the initial mortgage pool balance, the related borrower has the right to obtain a release of an individual mortgaged property, in connection with a substitution of a new property or a prepayment, subject to the satisfaction of conditions set forth in the loan documents, including, among other things, consent to certain conditions by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, payment of a release price equal to 110% of the allocated loan amount for such mortgaged property (in connection with a prepayment), payment of a fee (in connection with a substitution) and the satisfaction of certain DSCR and LTV tests (or payment of such amount, together with prepayment premium, as would be necessary to bring the DSCR and LTV to the required level). With respect to the exercise of a purchase option by four tenants (defined in the related mortgages), the borrower will not be required to satisfy the DSCR and LTV tests. In addition, the borrower is permitted a release of the parcel known as the Cole Creek Undeveloped Parcel without the satisfaction of DSCR or LTV tests or delivery of a release price. To the extent the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder has consent rights related to release or substitution, such consent rights will remain with the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, notwithstanding the occurrence of a Lion Industrial Portfolio Change of Control Event. See Appendix C to this prospectus supplement for information related to the release provisions for the Lion Industrial Portfolio Pooled Mortgage Loans.

         In the case of the multi-property pooled mortgage loans and groups of cross-collateralized pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as Florida Office Flex Portfolio, representing 0.75% of the initial mortgage pool balance, the related borrower may obtain the release of one or more corresponding mortgaged properties through partial defeasance of the subject mortgage loan or group, subject to the fulfillment of one or more of the following conditions: (a) payment of a stipulated defeasance amount; (b) the satisfaction of specified debt service coverage ratio requirements for the mortgaged properties that will remain as collateral; (c) the satisfaction of specified loan-to-value ratio requirements for the mortgaged properties that will remain as collateral; (d) the absence of subordinate liens, mortgages or other security instruments encumbering the remaining mortgaged properties; and/or (e) the satisfaction of certain other requirements set forth in the related mortgage loan documents. The related mortgage loan documents do not permit the borrower to substitute properties.

         In the case of each of the multi-property pooled mortgage loans and groups of cross-collateralized pooled mortgage loans secured by the mortgaged properties identified on Appendix B to this prospectus supplement as 215 Mount Hope Place and 40 Caryl Avenue, representing 0.28% and 0.18%, respectively of the initial mortgage pool balance, the related borrower may obtain the release of one or more corresponding mortgaged properties through partial prepayment of the subject mortgage loan or group, subject to the fulfillment of one or more of the following conditions: (a) payment of a stipulated Yield Maintenance Charge;
(b) the satisfaction of specified debt service coverage ratio requirements for the mortgaged properties that will remain as collateral; (c) the satisfaction of specified loan-to-value ratio requirements for the mortgaged properties that will remain as collateral; (d) the absence of subordinate liens, mortgages or other security instruments encumbering the remaining mortgaged properties; (e) upon payment of 115% of the allocated loan amount, which, to the extent such payment amount is more than the outstanding principal balance of the mortgage loan, will be used to prepay, in part, the other cross-collateralized loans(s); and/or (f) the satisfaction of certain other requirements set forth in the related mortgage loan documents.

         Except as set forth below in this paragraph, none of the groups of cross-collateralized pooled mortgage loans and none of the pooled mortgage loans that are otherwise secured by multiple mortgaged properties, have a cut-off date principal balance equal to more than 1.0% of the initial mortgage pool balance. With respect to the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan, representing 6.17% and 2.20%, respectively, of the initial mortgage pool balance, each such pooled mortgage loan is secured by the same 43 mortgaged properties. Such 43 mortgaged properties are located in six different states. It is assumed that on or prior to the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan, 73.7% (based on allocated loan amount) of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages.

         The table below shows each non cross-collateralized (except as indicated below) group of two (2) or more pooled mortgage loans that--

o        have the same or affiliated borrowers/owners, and

o have a total cut-off date principal balance (considering all loans in the group) that is equal to at least 1.0% of the initial mortgage pool balance.

                                                                                      NUMBER OF
                                                                                    STATES WHERE
                                                                   NUMBER OF        THE MORTGAGED      % OF INITIAL
                                                                   MORTGAGED       PROPERTIES ARE        MORTGAGE
            MORTGAGE LOAN/PROPERTY PORTFOLIO NAMES                 PROPERTIES          LOCATED         POOL BALANCE
--------------------------------------------------------------- ----------------- ------------------ -----------------
Pine Lakes Country Club                                                1                  1               2.83%
Heritage Village                                                       1                  1               1.22%
Westwood Village                                                       1                  1               0.68%
Quail Meadows                                                          1                  1               0.48%
Falcon Wood Village                                                    1                  1               0.47%
Carefree Manor                                                         1                  1               0.31%
--------------------------------------------------------------- ----------------- ------------------ -----------------
Hickory Ridge                                                          1                  1               2.13%
Middletown Village                                                     1                  1               0.90%
Killearn Shopping Center                                               1                  1               0.54%
Cedar Springs Crossing                                                 1                  1               0.52%
CompUSA Lombard                                                        1                  1               0.36%
Pier 1 Lombard                                                         1                  1               0.35%
--------------------------------------------------------------- ----------------- ------------------ -----------------
A-American Monterey Park                                               1                  1               0.53%
A-American Sparks                                                      1                  1               0.32%
A-American McCarran                                                    1                  1               0.30%
A-American Gardnerville                                                1                  1               0.29%
A-American Selmi                                                       1                  1               0.24%
--------------------------------------------------------------- ----------------- ------------------ -----------------
1270 Gerard Avenue                                                     1                  1               0.42%
2585-2593 Grand Concourse                                              1                  1               0.34%
215 Mount Hope Place(1)                                                1                  1               0.28%
40 Caryl Avenue(1)                                                     1                  1               0.18%
1916 Grand Concourse                                                   1                  1               0.18%
5 South 16th Avenue                                                    1                  1               0.15%
--------------------------------------------------------------- ----------------- ------------------ -----------------
Continental Gardens                                                    1                  1               0.61%
Whistlewood Commons Apartments                                         1                  1               0.37%
Buck's Run Apartments                                                  1                  1               0.17%
--------------------------------------------------------------- ----------------- ------------------ -----------------
(1) The pooled mortgage loans secured by 215 Mount Hope Place and 40 Caryl Avenue are cross-collateralized and cross-
    defaulted with each other.

         Due Dates. Subject, in some cases, to a next business day convention, all of the pooled mortgage loans provide for scheduled payments of principal and/or interest to be due on the first day of each month except for the Two Commerce Square Pooled Mortgage Loan. The Two Commerce Square Pooled Mortgage Loan provides for scheduled payments of principal and interest to be due on the ninth day of each month. One hundred and seven (107) of the pooled mortgage loans, representing 89.16% of the initial mortgage pool balance, provide for a grace period of not more than five (5) days. Eight (8) of the pooled mortgage loans, representing 9.77% of the initial mortgage pool balance, provide for a grace period of more than five (5) days and not more than ten (10) days. One of the pooled mortgage loans, which represents 1.08% of the initial mortgage pool balance, provides for a grace period of fifteen (15) days. For purposes of the foregoing discussion, a grace period is the number of days before a late payment charge is due on the mortgage loan, which may be different from the date an event of default would occur under the mortgage loan.

         Mortgage Rates; Calculations of Interest. In general, each of the mortgage loans that we intend to include in the trust fund bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. However, as described under "--Amortization Characteristics" below, each of the ARD Loans will accrue interest after its anticipated repayment date at a rate that is in excess of its mortgage interest rate prior to that date. Except for ARD Loans that remain outstanding past their respective anticipated repayment dates, none of the mortgage loans that we intend to include in the trust fund provides for negative amortization or for the deferral of interest.

         Each of the mortgage loans that we intend to include in the trust fund accrues interest on either an Actual/360 Basis or a 30/360 Basis.

         Amortization Characteristics.

         Ninety-eight (98) of the mortgage loans, representing 90.58% of the initial mortgage pool balance, are balloon loans that, in each case, provides for:

         o an amortization schedule that is significantly longer than its remaining term to stated maturity or, alternatively, for no amortization prior to maturity; and

         o    a substantial payment of principal on its maturity date.

         Nine (9) of the balloon mortgage loans referred to in the preceding paragraph, representing 11.44% of the initial mortgage pool balance, provide for no amortization and for payments of interest only for their entire terms; and twelve (12) of the balloon mortgage loans referred to in the preceding paragraph, representing 15.94% of the initial mortgage pool balance, provide for initial interest only periods that expire 8 to 58 months following their respective cut-off dates.

         Twelve (12) of the pooled mortgage loans, representing 6.26% of the initial mortgage pool balance, including one pooled mortgage loan representing 0.35% of the initial mortgage pool balance that is interest only for its entire term, provide material incentives to, but do not require, the related borrower to pay the mortgage loan in full by a specified date prior to stated maturity. We consider that date to be the anticipated repayment date for the mortgage loan. Because of these incentives, we consider the mortgage loans with anticipated repayment dates also to be balloon loans. There can be no assurance, however, that these incentives will result in any of these pooled mortgage loans being paid in full on or before its anticipated repayment date. The incentive provisions, which in each case will become effective as of the related anticipated repayment date, include:

         o The accrual of interest in excess of the initial mortgage interest rate. The new interest rate will generally be equal to 2% plus the greater of the initial mortgage interest rate and a rate based on a specified yield on United States Treasury securities. The additional interest will--

              1.   be deferred,

              2.   in some cases, be compounded,

              3. be payable only after the outstanding principal balance of the pooled mortgage loan is paid in full, and

              4. be payable only to the holders of the class V certificates, which are not offered by this prospectus supplement.

         o The application of excess cash flow from the mortgaged property to pay the principal amount of the pooled mortgage loan. The payment of principal will be in addition to the principal portion of the normal monthly debt service payment.

         Six (6) of the pooled mortgage loans, representing 3.16% of the initial pool balance, are fully-amortizing mortgage loans that are scheduled to have less than 5% of their original principal balances due at their stated maturities.

         Some of the pooled mortgage loans may, in each case, provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds to pay the related unpaid principal balance. Some of the individual pooled mortgage loans that are secured by multiple mortgaged properties and that permit partial prepayments of the individual or aggregate indebtedness in connection with releases of individual properties also provide for a recast of the amortization and an adjustment of the monthly debt service payments on the mortgage loan(s) upon any such prepayment and release.

         On some of the pooled mortgage loans that provide for the accrual of interest on an Actual/360 Basis, the amount of the fixed periodic payments were determined as if interest were to be calculated on a 30/360 Basis, which will result in a higher payment due at maturity than would otherwise have been the case.

         Voluntary Prepayment Provisions. As of the cut-off date, the following prepayment restrictions applied to the pooled mortgage loans:

         o Eighty (80) of the pooled mortgage loans, representing 67.17% of the initial mortgage pool balance, prohibit voluntary principal prepayments during a Lock-out Period but permit the related borrower (after an initial period of at least two years following the date of issuance of the series 2004-PWR3 certificates) to defease the loan by pledging Government Securities that provide for payment on or prior to each due date through and including the maturity date (or such earlier due date on which the mortgage loan becomes freely prepayable) of amounts at least equal to the amounts that would have been payable on those dates under the terms of the subject pooled mortgage loans and obtaining the release of the mortgaged property from the lien of the mortgage.

         o Twenty-seven (27) of the pooled mortgage loans, representing 22.57% of the initial mortgage pool balance, prohibit voluntary principal prepayments during a Lock-out Period and following the Lock-out Period provide for Prepayment Premiums or Yield Maintenance Charges calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid.

         o Seven (7) of the pooled mortgage loans, representing 1.89% of the initial mortgage pool balance, prohibit voluntary principal prepayments during a Lock-out Period, and following the lock-out period provide for a Prepayment Premium or Yield Maintenance Charge calculated on the basis of the greater of a yield maintenance formula and 1% of the amount prepaid, and also permit the related borrower, after an initial period of at least two years following the date of the issuance of the series 2004-PWR3 certificates, to defease the loan by pledging Government Securities and obtaining the release of the mortgaged property from the lien of the mortgage.

         o The Lion Industrial Portfolio Pooled Mortgage Loans, representing 8.37% of the initial mortgage pool balance, permit prepayment in whole or in part at any time with the payment of a Prepayment Premium which is approximately equal to the greater of (a) (I) the product of 1% of the outstanding principal balance of the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan being prepaid multiplied by the quotient of (A) the number of full months remaining until the maturity date of the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan divided by (B) 60, plus
              (II) the product 1% of the outstanding principal balance of the Lion Industrial Portfolio Seven-Year Mortgage Loan being prepaid multiplied by the quotient of (A) the number of full months remaining until the maturity date of the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan divided by (B) 84 or
              (b) a yield maintenance formula as described in the mortgage loan documents. However, the premium described above is not required during the period that is approximately one month prior to each related maturity date.

         Notwithstanding the foregoing, the mortgage loans generally provide for an open period of one (1) to seven (7) payments prior to and including the maturity date or anticipated repayment date in which the related borrower may prepay the mortgage loan without premium or defeasance requirements.

         In addition, certain loans may permit partial prepayments despite lockout periods and yield maintenance charges. In this respect, one mortgage loan secured by a mortgaged property identified on Appendix B to this prospectus supplement as Aurora City Place, representing approximately 4.41% of the initial mortgage pool balance, permits partial prepayments at any time after June 30, 2005 to avoid a cash management period triggered by the debt service coverage ratio falling below 1.10x for the prior six month period. Other events which may trigger a cash management period and which cannot be avoided by a prepayment include an event of default or the insolvency of the borrower or property manager. A 1% prepayment penalty would be payable in connection with any partial prepayment made in order to avoid a cash management period.

         In general, if defeasance is permitted under a pooled mortgage loan, the defeasance collateral must consist of Government Securities.

         Under each pooled mortgage loan that provides for the payment of a Yield Maintenance Charge in connection with a principal prepayment, the amount of the charge is generally calculated so as to result in a payment to the lender that is equal to the difference between (a) the present value of the remaining scheduled principal and interest payments that would have become due with respect to the prepaid portion of the pooled mortgage loan had the prepayment not occurred discounted at a rate generally equal to the yield to maturity on specified United States Treasury securities with a maturity generally corresponding to the maturity date or anticipated repayment date of the pooled mortgage loan, determined on a date close to the date of the prepayment, minus
(b) the amount of the prepayment. In certain cases, the amount of the Yield Maintenance Charge is subject to a minimum amount that is equal to a fixed percentage of the amount of the principal prepayment. The discount rate to be used in the calculation of a Yield Maintenance Charge is generally equal to the rate which, when compounded monthly, is equal to the semi-annual yield of the corresponding United States Treasury securities described above.

         Releases. As described above under "--Cross-Collateralized Mortgage Loans, Multi-Property Mortgage Loans, Mortgage Loans with Affiliated Borrowers and Mortgage Loans with Collateral Substitution or Partial Release Provisions", some of the pooled mortgage loans that are secured by two or more mortgaged properties permit the borrower to obtain the release of the mortgage on one or more of the properties upon a partial prepayment of the mortgage loan and payment of a yield maintenance charge and/or a prepayment premium and other pooled mortgage loans contain collateral substitution or partial release provisions that permit the borrower to substitute or release all or some of the mortgaged property subject to conditions set forth in the related mortgage loan documents.

         In the case of the pooled mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Quail Meadows, the related borrower may substitute the mortgaged property upon transfer of such property to a third party if the related borrower provides a replacement property of similar use, satisfies certain conditions specified in the related mortgage loan documents, including debt service coverage ratio tests and minimum appraised value requirements for the replacement property, and delivers written confirmation from each of Fitch and S&P to the effect that the substitution will not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to the series 2004-PWR3 certificates.

         In the case of the pooled mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Pacific Town Center, the borrower may substitute an unimproved portion of the mortgaged property for an identified, adjacent replacement parcel if the related borrower satisfies certain conditions specified in the related mortgage loan documents, including written confirmation from each of Fitch and S&P to the effect that the substitution will not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to the series 2004-PWR3 certificates.

         In the case of the pooled mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Amdocs, the borrower may obtain the release of a portion of the mortgaged property, subject to the fulfillment of certain conditions specified in the related mortgage loan documents, including payment of a stipulated release price, the satisfaction of debt service coverage ratio requirements and, if required by the holder of the mortgage loan, delivery of confirmation from the rating agencies to the effect that the partial release will not result in the qualification, downgrade or withdrawal of any ratings then assigned by that rating agency to the series 2004-PWR3 certificates.

         Furthermore, certain pooled mortgage loans permit the release of specified parcels of real estate that secure the mortgage loans but were not assigned any material value or considered a source of any material cash flow for purposes of determining the related Appraised Value or Underwritten Cash Flow. Such real estate is permitted to be released without reduction of the principal balance of the subject mortgage loan or substitution of additional collateral if zoning and other conditions are satisfied.

         See Appendix C to this prospectus supplement for information related to the release provisions for the pooled mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Great Northern Mall.

         Non-Recourse Obligations.

         The pooled mortgage loans are generally non-recourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related pooled mortgage loan, the holder thereof may look only to the related mortgaged property for satisfaction of the borrower's obligations. In those cases where the loan documents permit recourse to the borrower or a guarantor, we have not evaluated the financial condition of any such person, and prospective investors should thus consider all of the pooled mortgage loans to be non-recourse. None of the pooled mortgage loans is insured or guaranteed by any mortgage loan seller or any of their affiliates, the United States, any government entity or instrumentality, any private mortgage insurer or any other person.

         "Due-on-Sale" and "Due-on-Encumbrance" Provisions.

         The mortgages generally contain due-on-sale and due-on-encumbrance clauses that permit the holder of the mortgage to accelerate the maturity of the related pooled mortgage loan if the borrower sells or otherwise transfers or encumbers the related mortgaged property or that prohibit the borrower from doing so without the consent of the holder of the mortgage. However, some of the pooled mortgage loans permit transfers of the related mortgaged property, subject to confirmation by each rating agency to the effect that the transfer will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the series 2004-PWR3 certificates and/or reasonable approval of the proposed transferee by the holder of the mortgage, payment of an assumption fee, which may be waived by the applicable master servicer and/or the applicable special servicer, as the case may be, or, if collected, will be paid to the applicable master servicer and/or the applicable special servicer as additional servicing compensation, and certain other conditions.

         In addition, some of the pooled mortgage loans permit the borrower to transfer the related mortgaged property to an affiliate or subsidiary of the borrower, or an entity of which the borrower is the controlling beneficial owner, upon the satisfaction of certain limited conditions set forth in the applicable mortgage loan documents and/or as determined by the applicable master servicer or permit one or more of the following transfers in limited circumstances: (1) a transfer of the related mortgaged property to a person that is affiliated with or otherwise related to the borrower; (2) transfers by the borrower of the mortgaged property to specified entities or types of entities;
(3) issuance by the borrower of new partnership or membership interests; (4) changes in ownership between existing shareholders, partners or members, as applicable, of the borrower; (5) a transfer of non-controlling ownership interests in the related borrower; (6) transfers of interests in the related borrower for estate planning purposes or otherwise upon the death of a principal or (7) other transfers similar in nature to the foregoing.

         The applicable master servicer or special servicer will determine, in a manner consistent with the Servicing Standard, whether to exercise any right it may have under any due-on-sale or due-on-encumbrance clause to accelerate payment of the related mortgage loan upon, or to withhold its consent to, any transfer or further encumbrance of the related mortgaged property in accordance with the series 2004-PWR3 pooling and servicing agreement.

Subordinate and Other Financing.

                  SPLIT LOAN STRUCTURES

         The mortgage pool includes several pooled mortgage loans that are part of split loan structures. The following table summarizes certain information with respect to the relevant mortgage loan groups.

                        SUMMARY OF SPLIT LOAN STRUCTURES

-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
      PROPERTY NAME        RELATED NOTES/TRANCHES    WHETHER NOTE/TRANCHE    HOLDER OF NOTE/TRANCHE      WHETHER HOLDER OF
                           IN LOAN GROUP (CUT-OFF      IS TO BE HELD BY         AS OF ISSUE DATE       NOTE/TRANCHE IS LEAD
                                DATE BALANCE)       SERIES 2004-PWR3 TRUST                              SERVICER FOR ENTIRE
                                                             FUND                                          LOAN GROUP(1)
-------------------------- ---------------------------------------------------------------------------------------------------
Lion Industrial Portfolio  Senior A Notes (pari passu with each other):
                           ---------------------------------------------------------------------------------------------------
                           $68,393,600 (Five-Year             Yes            Series 2004-PWR3 Trust             Yes
                                  Tranche)
                           ------------------------ ------------------------ ------------------------ ------------------------
                           $24,406,400 (Seven-Year            Yes            Series 2004-PWR3 Trust             Yes
                                  Tranche)
                           ------------------------ ------------------------ ------------------------ ------------------------
                           Subordinate B Notes (pari passu with each other):
                           ---------------------------------------------------------------------------------------------------
                            $68,393,600 (Five-Year            No                 The Prudential                 No
                                  Tranche)                                    Insurance Company of
                                                                                     America
                           ------------------------ ------------------------ ------------------------ ------------------------
                           $24,406,400 (Seven-Year            No                 The Prudential                 No
                                  Tranche)                                    Insurance Company of
                                                                                     America
-------------------------- ---------------------------------------------------------------------------------------------------
Two Commerce Square        Senior A Notes (pari passu with each other):
                           ---------------------------------------------------------------------------------------------------
                                 $64,711,587                  No             Morgan Stanley Capital             Yes
                                                                                 I Inc., Series
                                                                                2003-IQ5 Trust(4)

                          ------------------------ ------------------------ ------------------------ ------------------------
                                 $64,711,587                  Yes            Series 2004-PWR3 Trust             No
                           ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
                           ---------------------------------------------------------------------------------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ---------------------------------------------------------------------------------------------------
Trinity Centre             Senior A Notes (pari passu with each other):
                           ---------------------------------------------------------------------------------------------------
                                 $59,100,000                  No             Morgan Stanley Capital             Yes
                                                                                 I Inc., Series
                                                                               2004-TOP13 Trust(4)

                          ------------------------ ------------------------ ------------------------ ------------------------
                                 $39,400,000                  Yes            Series 2004-PWR3 Trust             No
                          ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
                          ---------------------------------------------------------------------------------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ---------------------------------------------------------------------------------------------------
Carmel Mountain Plaza      Senior A Notes (pari passu with each other):
                           ---------------------------------------------------------------------------------------------------
                                 $35,167,333                  No                  Bear Stearns
                                                                               Commercial Mortgage
                                                                             Inc., Series 2003-PWR2
                                                                                    Trust(4)                    Yes
                           ------------------------ ------------------------ ------------------------ ------------------------
                                 $35,167,333                  Yes            Series 2004-PWR3 Trust             No
                           ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
                           ------------------------ ------------------------ ------------------------ ------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------


-------------------------- ------------------------ ------------------------
      PROPERTY NAME          MASTER SERVICER FOR     SPECIAL SERVICER FOR
                           HOLDER OF NOTE/TRANCHE   HOLDER OF NOTE/TRANCHE
                            AS OF ISSUE DATE (2)     AS OF ISSUE DATE (3)

-------------------------- -------------------------------------------------
Lion Industrial Portfolio  Senior A Notes (pari passu with each other):
                           -------------------------------------------------
                              Prudential Asset         Prudential Asset
                               Resources, Inc.          Resources, Inc.
                           ------------------------ ------------------------
                              Prudential Asset         Prudential Asset
                               Resources, Inc.          Resources, Inc.
                           ------------------------ ------------------------
                           Subordinate B Notes (pari passu with each other):
                           -------------------------------------------------
                                     N/A                      N/A


-------------------------- ------------------------ ------------------------
                                     N/A                      N/A


-------------------------- -------------------------------------------------
Two Commerce Square        Senior A Notes (Pari Passu with each other):
                           -------------------------------------------------
                               GMAC Commercial      Midland Loan Services,
                            Mortgage Corporation             Inc.


                           ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
                           -------------------------------------------------
                           Subordinate B Note:
                           -------------------------------------------------
                                     N/A                      N/A
-------------------------- -------------------------------------------------
Trinity Centre             Senior A Notes (pari passu with each other):
                           -------------------------------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.



                           ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
                           -------------------------------------------------
                           Subordinate B Note:
                           -------------------------------------------------
                                     N/A                      N/A
-------------------------- -------------------------------------------------
Carmel Mountain Plaza      Senior A Notes (pari passu with each other):
                           -------------------------------------------------
                           Wells Fargo Bank, N.A.       GMAC Commercial
                                                     Mortgage Corporation


                           ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
                           -------------------------------------------------
                           Subordinate B Note:
                           ------------------------ ------------------------
                                     N/A                      N/A
-------------------------- ------------------------ ------------------------

         (1) Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.
         (2) Indicates the identity of the master servicer for the holder of the relevant note or tranche, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.
         (3) Indicates the identity of the special servicer for the holder of the relevant note or tranche, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.
         (4) LaSalle Bank National Association is the trustee for this trust.

         Liens on the Lion Industrial Portfolio Mortgaged Properties, the Two Commerce Square Mortgaged Property, the Trinity Centre Mortgaged Property and the Carmel Mountain Plaza Mortgaged Property, which secure approximately 8.37%, 5.84%, 3.55% and 3.17%, respectively, of the initial mortgage pool balance, also currently secure mortgage loans that are not part of the mortgage pool. See "Summaries of the Ten Largest Mortgage Loans--Lion Industrial Portfolio", "--Two Commerce Square" and "--Trinity Centre" on Appendix C to this prospectus supplement.

         The Lion Industrial Portfolio Pooled Mortgage Loans and the Lion Industrial Portfolio Non-Pooled Subordinate Loans have the same borrower and are all secured by the same mortgage instruments encumbering the Lion Industrial Portfolio Mortgaged Properties. The Lion Industrial Portfolio Non-Pooled Subordinate Loans are not assets of the trust, but will be serviced pursuant to the series 2004-PWR3 pooling and servicing agreement. The Lion Industrial Portfolio Pooled Mortgage Loans (evidenced by one note with two separate tranches) are pari passu in right of payment with each other. The Lion Industrial Portfolio Non-Pooled Subordinate Loans (evidenced by one note with two separate tranches) are subordinate in right of payment to the Lion Industrial Portfolio Pooled Mortgage Loans and are pari passu with each other in respect of payment.

         Pursuant to the intercreditor agreement, the holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans has the right to direct the applicable master servicer and the Lion Industrial Portfolio special servicer with respect to various servicing matters (including substitution or release of any of the Lion Industrial Portfolio mortgaged properties) affecting the Lion Industrial Portfolio Loan Group as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder." In addition, the holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans has the right to replace the Lion Industrial Portfolio special servicer with or without cause unless a Lion Industrial Portfolio Change of Control Event has occurred and (whether or not a Lion Industrial Portfolio Change of Control Event has occurred) to cure a monetary event of default or other event of default that may be cured by the payment of money within 10 days after the later of its receipt of notice of such event of default or the expiration of the grace period and to purchase the Lion Industrial Portfolio Pooled Mortgage Loans (in whole but not in part) if an event of default under the Lion Industrial Portfolio Loan Group has occurred and the Lion Industrial Portfolio Loan Group becomes specially serviced or if the trust is being terminated. See "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Replacement of the Special Servicers" and "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder."

         For so long as there exists and is continuing with respect to the Lion Industrial Portfolio Loan Group (i) a monetary event of default or (ii) any non-monetary event of default that causes the Lion Industrial Portfolio Pooled Mortgage Loans and the Lion Industrial Portfolio Non-Pooled Subordinate Loans to become specially serviced mortgage loans, the related intercreditor agreement requires that all amounts received in respect of those loans (excluding certain required reserves or reimbursements received on account of recoveries in respect of advances and all amounts due, payable or reimbursable to any servicer, the trustee or the fiscal agent, including without limitation advances made in connection with the Lion Industrial Portfolio Loan Group, together with accrued and unpaid interest thereon) be applied in the following order of priority:

         o first, to pay the holder of the Lion Industrial Portfolio Pooled Mortgage Loans up to the amount of any unreimbursed costs and expenses including any recovered costs not previously reimbursed (or paid or advanced by any servicer, the trustee or the fiscal agent on its behalf) with respect to the Lion Industrial Portfolio Loan Group;

         o second, to pay accrued and unpaid interest (other than Default Interest) payable on the Lion Industrial Portfolio Pooled Mortgage Loans;

         o third, to pay principal payable on the Lion Industrial Portfolio Pooled Mortgage Loans, until such amounts have been paid in full;

         o fourth, to pay accrued and unpaid interest (other than Default Interest) payable on the Lion Industrial Portfolio Non-Pooled Subordinate Loans;

         o fifth, to pay principal payable on the Lion Industrial Portfolio Non-Pooled Subordinate Loans until such amounts have been paid in full;

         o sixth, to pay to the holder of the Lion Industrial Portfolio Pooled Mortgage Loans, such holder's pro rata share (based on the ratio of the balance of the related loans to the balance of the Lion Industrial Portfolio Loan Group) of any yield maintenance charge or other prepayment premium collected on the Lion Industrial Portfolio Loan Group, to the extent actually paid by the related borrower;

         o seventh, to pay to the holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans, such holder's pro rata share (based on the ratio of the balance of the related loan to the balance of the Lion Industrial Portfolio Loan Group) of any yield maintenance charge or other prepayment premium collected on the Lion Industrial Portfolio Loan Group, to the extent actually paid by the related borrower;

         o eighth, to pay any Default Interest (i) first, in respect of the Lion Industrial Portfolio Pooled Mortgage Loans and (ii) then, in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans;

         o ninth, to pay any late payment charges (i) first in respect of the Lion Industrial Portfolio Pooled Mortgage Loans and (ii) then, in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans;

         o tenth, to pay to the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder any unreimbursed costs and expenses incurred with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans; and

         o eleventh, to pay to the holders of the Lion Industrial Portfolio Pooled Mortgage Loan Group, any remaining amounts, pro rata in accordance with their respective initial percentage interests of the Lion Industrial Portfolio Group.

         The Two Commerce Square Loan Pair have the same borrower and are both secured by the same mortgage instrument encumbering the Two Commerce Square Mortgaged Property. The interest rate, maturity date and amortization schedule of the Two Commerce Square Non-Pooled Pari Passu Companion Loan are identical to those of the Two Commerce Square Pooled Mortgage Loan. The servicing and administration of the Two Commerce Square Loan Pair is governed by the series 2003-IQ5 pooling and servicing agreement. Payments from the borrower under the Two Commerce Square Loan Pair will be applied on a pari passu basis to the Two Commerce Square Loan Pair.

         The Trinity Centre Loan Pair have the same borrower and are both secured by the same mortgage instrument encumbering the Trinity Centre Mortgaged Property. The interest rate, maturity date and amortization schedule of the Trinity Centre Non-Pooled Pari Passu Companion Loan are identical to those of the Trinity Centre Pooled Mortgage Loan. The servicing and administration of the Trinity Centre Loan Pair is governed by the series 2004-TOP13 pooling and servicing agreement. Payments from the borrower under the Trinity Centre Loan Pair will be applied on a pari passu basis to the Trinity Centre Loan Pair. With respect to the Trinity Centre Pooled Mortgage Loan and the Trinity Centre-Non-Pooled Pari Passu Companion Loan, there is a related mezzanine financing in the amount of $37,705,270, which is described below.

         The Carmel Mountain Plaza Loan Pair have the same borrower and are both secured by the same mortgage instrument encumbering the Carmel Mountain Plaza Mortgaged Property. The servicing and administration of the Carmel Mountain Plaza Loan Pair is governed by the series 2003-PWR2 pooling and servicing agreement. The interest rate, maturity date and amortization schedule of the Carmel Mountain Plaza Non-Pooled pari passu Companion Loan are identical to those of the Carmel Mountain Plaza Pooled Mortgage Loan. Payments from the borrower under the Carmel Mountain Plaza Loan Pair will be applied on a pari passu basis to the Carmel Mountain Plaza Loan Pair.

         OTHER PROPERTY-SECURED FINANCING

         With respect to each of the mortgaged properties identified on Appendix B to this prospectus supplement as Heights Plaza and Valley Plaza Shopping Center (collectively, the "A/B Mortgage Loans"), the mortgage on the related mortgaged property also secures subordinated B notes, which had original principal balances of $750,000 and $610,000, respectively. In each case the A note and the related B note are cross-defaulted. Each B note relating to the A/B Mortgage Loans is owned by CBA-Mezzanine Capital Finance, LLC, a third party unaffiliated with the mortgage loan sellers. The B notes are not assets of the trust. The A/B Mortgage Loans and the related B notes will be serviced pursuant to the series 2004-PWR3 pooling and servicing agreement; provided, that payments on the B notes will be made by the related borrowers directly to the holder of the B note until the occurrence of a default under the related loan.

         With respect to the A/B Mortgage Loans, in each case, the holder of the A note and the holder of the B note have entered into an intercreditor agreement, which generally provides for the following:

         o The rights of each holder of the related B note to receive payments are subordinated to the rights of the holder of the related A note;

         o The B note will be serviced and administered pursuant to the same pooling and servicing agreement by the same master servicer, and according to the same servicing standard, as is applicable to the A note; and such servicing standard will require that applicable master servicer and/or applicable special servicer to take into account the interest of both the trust holding the A note and the holder of the related B note with a view to maximizing the realization for both the trust holding the A note and such holder of the B note as a whole; provided, that payments on the B notes will be made by the related borrowers directly to the holder of the B note until the occurrence of a default under the related loan;

         o Following default or bankruptcy of the borrower or cash flow interruption to the holder of the B note, in accordance with notice and other requirements of the intercreditor agreement, the holder of the B note has the right to purchase the A note at a purchase price that includes outstanding principal and interest of the A note, unreimbursed protective or servicing advances (with interest), reasonable out-of-pocket expenses incurred in enforcing the related mortgage loans and servicing fees for the period prior to repurchase (excluding "success fees" or termination compensation);

         o If the holder of the related B note does not elect to exercise its purchase option as to the A note, and the terms of the loan are modified pursuant to a workout, payments to the holder of the A note shall be made as if the workout-related modifications did not occur and the holder of the related B note shall bear the economic impact of such workout; and

         Until the right of the holder of the B note to purchase the A note has expired, material loan modifications affecting lien priority or the borrower's monetary obligations require the consent of the holder of the B note. The holder of the B note will not have the right to modifications of the B note without the consent of holder of the A note.

         The mortgaged property identified on Appendix B to this prospectus supplement as The Curtis Center is encumbered by a second mortgage in the amount of $31,767,589. Pursuant to a subordination and intercreditor agreement, the second lien mortgage loan may only be paid out of excess cashflow after all payments due under the pooled mortgage loan are made. Additionally, the holder of the second lien mortgage is not permitted to foreclose on its mortgage for so long as the pooled mortgage loan is outstanding.

         The mortgaged property identified on Appendix B to this prospectus supplement as Las Colinas Plaza is encumbered by a second mortgage in the amount of $2,187,500. Pursuant to a subordination agreement, the second lien mortgage loan may only be paid out of excess cashflow after all payments due under the pooled mortgage loan are made. Additionally, the holder of the second lien mortgage is not permitted to foreclose on its mortgage for so long as the pooled mortgage loan is outstanding.

         Except as described above, the pooled mortgage loans do not permit the related borrowers to enter into subordinate or other financing that is secured by their mortgaged properties. Notwithstanding the foregoing, the pooled mortgage loans generally do not prohibit indebtedness secured by equipment or other personal property located at the mortgaged property.

         MEZZANINE AND SIMILAR FINANCING

         With respect to the mortgaged property identified on Appendix B to this prospectus supplement as Two Commerce Square, there is related senior mezzanine financing in the amount of $49,130,000, junior A mezzanine financing in the amount of $3,500,000, and junior B mezzanine financing in the amount of $24,457,340, in each case from an unrelated third party.

         DB Realty Mezzanine Investment Fund II, L.L.C. (the "Two Commerce Square Senior Mezzanine Lender"), made a $49,130,000 loan (the "Two Commerce Square Mezzanine Loan") to the Two Commerce Square Loan Pair borrower, which loan is guaranteed by TCS SPE I, L.P., a Delaware limited partnership, which is the owner directly or indirectly of 100% of the equity interests in the Two Commerce Square Loan Pair borrower, pursuant to that certain Senior Mezzanine Loan Agreement dated as of July 31, 2003. DB Realty Mezzanine Parallel Fund II, LLC, as junior mezzanine lender (the "Two Commerce Square Junior A Mezzanine Lender"), made a $3,500,000 loan (the "Two Commerce Square Junior A Mezzanine Loan") to the Two Commerce Square Loan Pair borrower, pursuant to that certain Junior A Mezzanine Loan Agreement dated as of July 31, 2003 which loan is guaranteed by TCS SPE 2, L.P., a Delaware limited partnership. DB Realty Mezzanine Parallel Fund II, LLC, as junior mezzanine lender (the "Two Commerce Square Junior B Mezzanine Lender" and, together with the Two Commerce Square Senior Mezzanine Lender and Two Commerce Square Junior A Mezzanine Lender, the "Two Commerce Square Mezzanine Lenders"), made a $24,457,340 loan (the "Two Commerce Square Junior B Mezzanine Loan" and, together with the Two Commerce Square Senior Mezzanine Loan and Two Commerce Square Junior A Mezzanine Loan, the "Two Commerce Square Mezzanine Loans") to the Two Commerce Square Loan Pair borrower, pursuant to that certain Junior B Mezzanine Loan Agreement dated as of July 31, 2003 which loan is guaranteed by TCS SPE 3, L.P., a Delaware limited partnership. The Two Commerce Square Mezzanine Loans mature prior to the maturity date of the Two Commerce Square Loan Pair and, if not repaid at their maturity, may result in a change of control of the Two Commerce Square Loan Pair borrower.

         The Two Commerce Square Loan Pair borrower is a party to the mezzanine loan agreement, the cash management agreement and the promissory note with respect to each of the Two Commerce Square Mezzanine Loans. The Two Commerce Square Mezzanine Loans, however, are non-recourse against the Two Commerce Square Loan Pair borrower, its general partner, the mortgage property securing the Two Commerce Square Loan Pair and any other property or assets of the Two Commerce Square Loan Pair borrower and its general partner. In addition, the Two Commerce Square Mezzanine Lenders unconditionally have waived any claim against the Two Commerce Square Loan Pair borrower or its general partner as well as any rights they may acquire as a creditor of the Two Commerce Square Loan Pair borrower (except as the owner of the Two Commerce Square Loan Pair if the Two Commerce Square Mezzanine Lenders purchase the Two Commerce Square Loan Pair as described under "Servicing of the Non-Trust Serviced Pooled Mortgage Loans" in this prospectus supplement). Further a $2,000,000 preferred equity contribution by Thomas Development Partners - CS, LLC, an affiliate of the Two Commerce Square Borrower, was made to TCS SPE2, L.P., the guarantor of the Two Commerce Square Junior A Mezzanine Loan. Payments on such preferred equity are required to be made on a pro rata basis with payments on the Two Commerce Square Junior A Mezzanine Loan.

         The Two Commerce Square Pooled Mortgage Loan is included in the trust. Neither the Two Commerce Square Non-Pooled Pari Passu Companion Loan nor the Two Commerce Square Mezzanine Loans are assets of the trust. The Two Commerce Square Loan Pair will be serviced, subject to the applicable provisions of the series 2003-IQ5 pooling and servicing agreement. Under the terms thereof, the series 2003-IQ5 master servicer will make servicing advances in respect of the mortgaged property securing the Two Commerce Square Loan Pair, but the applicable series 2004-PWR3 master servicer under the series 2004-PWR3 pooling and servicing agreement will be responsible for making debt service advances in respect of the Two Commerce Square Pooled Mortgage Loan and will remit collections on the Two Commerce Square Pooled Mortgage Loan to, or on behalf of, the trust. The Two Commerce Square Mezzanine Loans will not be serviced pursuant to the series 2004-PWR3 pooling and servicing agreement.

         The holders of the Two Commerce Square Loan Pair entered into an intercreditor agreement. That intercreditor agreement provides for the following:

         o the Two Commerce Square Loan Pair are of equal priority with each other and no portion of any of them will have priority or preference over the other;

         o the series 2003-IQ5 pooling and servicing agreement will exclusively govern the servicing and administration of the Two Commerce Square Loan Pair (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the Two Commerce Square Loan Pair will be effected in accordance with the series 2003-IQ5 pooling and servicing agreement);

         o if the master servicer under the series 2003-IQ5 pooling and servicing agreement determines that a debt service advance would be nonrecoverable, then such master servicer will deliver notice to the series 2004-PWR3 master servicer, and the series 2004-PWR3 master servicer must be consulted and agree before debt service advances are resumed. The applicable series 2004-PWR3 special servicer also has certain consultation rights in connection with proposed special servicing decisions concerning the Two Commerce Square Loan Pair made pursuant to the series 2003-IQ5 pooling and servicing agreement; and

         o all payments, proceeds and other recoveries on or in respect of the Two Commerce Square Loan Pair (in each case, subject to the rights of the series 2003-IQ5 master servicer, the special servicer, the depositor, the trustee or the fiscal agent to payments and reimbursements pursuant to and in accordance with the terms of the series 2003-IQ5 pooling and servicing agreement) will be applied to the Two Commerce Square Loan Pair on a pari passu basis according to their respective outstanding principal balances.

         Morgan Stanley Mortgage Capital Inc., as the initial holder of the Two Commerce Square Loan Pair, and as senior lender, and the Two Commerce Square Mezzanine Lenders entered into a separate mezzanine intercreditor agreement under which the Two Commerce Square Mezzanine Lenders agreed, among other things, that their respective rights to payment under the related mezzanine loans are subordinate to the rights of the mortgagee under the related mortgage loan documents. A summary of certain of the rights of the mortgagee and the Two Commerce Square Mezzanine Lenders under the related mezzanine loan agreements is set forth under "Servicing of the Non-Trust-Serviced Pooled Mortgage Loans" in this prospectus supplement.

         Under the series 2003-IQ5 pooling and servicing agreement, the servicing and administration of the Two Commerce Square Loan Pair will generally be conducted as if such loans were a single "mortgage loan" under the provisions of the series 2003-IQ5 pooling and servicing agreement.

         The Two Commerce Square Mezzanine Lenders have certain rights under the related mezzanine intercreditor agreement, including, among others, the following:

         o The Two Commerce Square Loan Pair may not be refinanced unless the related borrower obtains the prior consent of the Two Commerce Square Mezzanine Lenders.

         o The Two Commerce Square Mezzanine Loans mature prior to the maturity date of the Two Commerce Square Loan Pair and, if not repaid at their maturity, may result in a change in control of the related borrower.

         o The Two Commerce Square Mezzanine Lenders have the option to cure a monetary default of the borrower with respect to the Two Commerce Square Loan Pair within five business days of the giving of notice by the senior lender under the related mezzanine intercreditor agreement to the Two Commerce Square Mezzanine Lenders of such monetary default. If the Two Commerce Square Mezzanine Lenders elect to cure such monetary default, the Two Commerce Square Mezzanine Lenders have agreed to indemnify the senior lender under the related mezzanine intercreditor agreement for all costs, expenses, liabilities, obligations, damages, penalties, costs and disbursements imposed on, incurred by or asserted against the senior lender under the related mezzanine intercreditor agreement due to or arising from such monetary cure period (but only to the extent such amounts arise by reason of such monetary cure period extending later than two business days after the notice by the senior lender under the related mezzanine intercreditor agreement to the Two Commerce Square Mezzanine Lenders). In effecting such monetary cure, the Two Commerce Square Mezzanine Lenders also have agreed to reimburse the senior lender under the related mezzanine intercreditor agreement for interest charged by the senior lender under the related mezzanine intercreditor agreement or servicer on any required advances during the monetary cure period. If the monetary default is not cured within the monetary cure period but is thereafter cured by the Two Commerce Square Mezzanine Lenders, the Two Commerce Square Mezzanine Lenders are required (in order to effect a monetary cure) to pay any interest calculated at the default rate under the Two Commerce Square Loan Pair documents for the number of days such default remains uncured, to the extent such default interest is in excess of the rate of interest which would have been payable by the Two Commerce Square Loan Pair borrower in the absence of such default and less any amounts paid by the Two Commerce Square Mezzanine Lenders pursuant to the foregoing sentence; provided, however, for five business days after the giving of notice by the senior lender under the related mezzanine intercreditor agreement to the Two Commerce Square Mezzanine Lenders of a monetary default, the Two Commerce Square Mezzanine Lenders are not required in order to effect a monetary cure (other than the cure by the Two Commerce Square Mezzanine Lenders of a default in the payment of the Two Commerce Square Loan Pair in full on its maturity date) to pay any late charges or interest at the default rate under the Two Commerce Square Loan Pair documents. The Two Commerce Square Mezzanine Lenders may not cure a default in the payment of monthly scheduled debt service payments under the Two Commerce Square Loan Pair for a period of more than six consecutive months unless the Two Commerce Square Mezzanine Lenders have commenced and continue to diligently pursue their rights against the collateral for the Two Commerce Square Mezzanine Loan.

          o The Two Commerce Square Mezzanine Lenders have the option to cure a non-monetary default of the borrower with respect to the Two Commerce Square Loan Pair within the same period of time in which the Two Commerce Square Loan Pair borrower may cure such non-monetary default pursuant to the Two Commerce Square Loan Pair documents. If the non-monetary default is of a type that the Two Commerce Square Mezzanine Lenders are able to cure, but the Two Commerce Square Mezzanine Lenders cannot reasonably cure such non-monetary default within the same period of time available to the Two Commerce Square Loan Pair borrower pursuant to the Two Commerce Square Loan Pair documents, then, as long as the Two Commerce Square Mezzanine Lenders promptly begin curing such non-monetary default and continue to diligently pursue such non-monetary cure, the Two Commerce Square Mezzanine Lenders will be given an additional period of time reasonably necessary for the Two Commerce Square Mezzanine Lenders to cure such non-monetary default. This additional period of time to cure such non-monetary default is available to the Two Commerce Square Mezzanine Lenders only if (i) during such additional cure period, the Two Commerce Square Mezzanine Lenders timely make (or cause to be made) the Two Commerce Square Loan Pair borrower's regularly scheduled monthly principal and interest payments under the Two Commerce Square Loan Pair (together with any other amount then due under the Two Commerce Square Loan Pair documents), (ii) the additional cure period does not exceed 90 days, unless such non-monetary default is of a nature that cannot be cured within those 90 additional days without ownership of the Two Commerce Square Mezzanine Loan collateral, in which case, the Two Commerce Square Mezzanine Lenders will have an additional period of time (beyond such 90 additional days) reasonably necessary to gain ownership of the Two Commerce Square Mezzanine Loan collateral,
               (iii) the non-monetary default is not caused by a bankruptcy, insolvency or assignment for the benefit of the creditors of the Two Commerce Square Loan Pair borrower and (iv) during such cure period, there is not material adverse effect to the Two Commerce Square Loan Pair borrower or the related mortgaged property as a result of such non-monetary default.

          o With respect to the Two Commerce Square Loan Pair, if (i) an acceleration of the Two Commerce Square Loan Pair has occurred,
               (ii) certain enforcement actions in the nature of foreclosure (described in the related mezzanine intercreditor agreement) have been commenced or (iii) the Two Commerce Square Loan Pair borrower has become a debtor in a bankruptcy (or similar insolvency) proceeding which has not been dismissed within 90 days after commencement, the Two Commerce Square Mezzanine Lenders have the option of purchasing (as a collective whole) the Two Commerce Square Pooled Mortgage Loan (in whole, but not in part) from the trust and the Two Commerce Square Non-Pooled Pari Passu Companion Loan (in whole, but not in part) from the holder thereof, upon 10 business days prior written notice to the senior lender under the related mezzanine intercreditor agreement. Such purchase option automatically terminates upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure of the Two Commerce Square Loan Pair or related mortgaged property. The purchase price will generally equal the outstanding principal balance of the Two Commerce Square Loan Pair, together with accrued interest and other amounts due thereon (including without limitation any default interest (unless the Two Commerce Square Mezzanine Lenders are curing the subject default pursuant to the related mezzanine intercreditor agreement, in which event default interest will be excluded to the extent the Two Commerce Square Mezzanine Lenders were required to pay the default interest pursuant to the related mezzanine intercreditor agreement) and post-petition interest, but not including any late charges or prepayment charges), any unreimbursed servicing advances and any interest thereon or on other advances relating to the Two Commerce Square Loan Pair and any other additional expenses of the trust with respect to the Two Commerce Square Loan Pair but no liquidation fee is payable to any servicer or special servicer if the Two Commerce Square Loan Pair are purchased within 30 days after the Two Commerce Square Loan Pair are transferred to a special servicer.

          o Pursuant to the related mezzanine intercreditor agreement, the Two Commerce Square Mezzanine Lenders have approval rights over, among other things, annual operating budgets and material leases with respect to the related mortgaged property; provided, however, that the Two Commerce Square Mezzanine Lenders' rights with respect to providing such consent or approval to actions or determinations of the Two Commerce Square Loan Pair borrower or Two Commerce Square Mezzanine Loan borrower relating to the related mortgaged property or the loan documents to the Two Commerce Square Loan Pair are subject to the rights of the senior lender pursuant to the related mezzanine intercreditor agreement and are, generally, subject to the decisions of such senior lender, except that (i) the Two Commerce Square Mezzanine Lenders may withhold consent in their sole discretion with respect to any lease granting the lessee thereunder a purchase option with respect to all or a portion of the related premises and (ii) the senior lender under the related mezzanine intercreditor agreement will not consent to or approve any termination of any lease in excess of 100,000 rentable square feet of the mortgaged property, to the extent such rights are provided to the senior lender pursuant to the loan documents, without the consent of the Two Commerce Square Mezzanine Lenders, such consent not to be unreasonably withheld.

          o The related mezzanine intercreditor agreement provides that the senior lender thereunder may modify the Two Commerce Square Loan Pair documents except that senior lender will not, without first obtaining the consent of the Two Commerce Square Mezzanine Lenders, among other things, (i) increase the interest rate or principal amount of the Two Commerce Square Loan Pair (except for increases in principal to cover workout costs and servicing advances), (ii) increase in any material respect any monetary obligations of the Two Commerce Square Loan Pair borrower under the Two Commerce Square Loan Pair documents, (iii) shorten the scheduled maturity date of the Two Commerce Square Loan Pair,
               (iv) convert or exchange the Two Commerce Square Loan Pair into or for any other indebtedness or subordinate any of the Two Commerce Square Loan Pair to any indebtedness of the Two Commerce Square Loan Pair borrower, (v) accept a grant of any lien on or security interest in any collateral or property of the Two Commerce Square Loan Pair borrower or any other person not originally granted under the Two Commerce Square Loan Pair documents or spread the lien of the mortgage to cover any real property, (vi) modify or amend or waive the terms and provisions of the cash management agreement with respect to the manner, timing and method of the application of payments under the Two Commerce Square Loan Pair documents or the any of the Two Commerce Square Mezzanine Loan documents, (vii) cross-default the Two Commerce Square Loan Pair with any other debt, (viii) obtain any contingent interest, additional interest or additional payments computed on the basis of the cash flow or appreciation of the related mortgaged property, (ix) amend or modify the provisions of the Two Commerce Square Loan Pair documents as they relate to transfer of the mortgaged property or interest in the Two Commerce Square Loan Pair borrower, (x) extend the period during which voluntary prepayments are prohibited or impose any new form of prepayment fee or premium or yield maintenance charge or (xi) modify the terrorism insurance requirements of the mortgage loan. Notwithstanding the foregoing, in the case of a work-out of the Two Commerce Square Loan Pair following the occurrence of a default the senior lender pursuant to the related mezzanine intercreditor agreement will not be obligated to obtain the Two Commerce Square Mezzanine Lenders' consent with respect to the provisions of clauses (ii) through (ix) and (xi) above, provided, however, that the Two Commerce Square Mezzanine Lenders' consent will be needed with respect to such provisions if the Two Commerce Square Mezzanine Lenders either have cured such default or are in the process of curing such default (if such default can be cured by the Two Commerce Square Mezzanine Lenders) within the time periods permitted by the related mezzanine intercreditor agreement or are diligently pursuing their remedies to acquire the limited partnership interests in the Two Commerce Square Loan Pair borrower (if such default is of a type that will not materially adversely affect the mortgaged property or the cash flow from the mortgaged property and cannot be cured by the Two Commerce Square Mezzanine Lenders). The Two Commerce Square Mezzanine Lenders are also prohibited from making similar modifications to the Two Commerce Square Mezzanine Loan without first obtaining the consent of the senior lender pursuant to the related mezzanine intercreditor agreement.

          o The related mezzanine intercreditor agreement restricts the Two Commerce Square Mezzanine Lenders from exercising their rights to foreclose on the Two Commerce Square Mezzanine Loan collateral unless they have received written rating agency confirmation with respect to such event. The related mezzanine intercreditor agreement provides for an exception to obtaining such rating agency confirmation if, among other things, certain conditions are satisfied, including the requirements that (a) the transferee of the title to the collateral securing the Two Commerce Square Mezzanine Loan be a "qualified transferee" such as an institutional lender, a real estate investment trust, "qualified institutional buyer" or other similar entity, a qualified trustee in connection with the securitization of or the creation of collateralized debt obligations or certain investment funds with a qualified fund manager (each of these being more particularly described in the related mezzanine intercreditor agreement), (b) the related mortgaged property will be managed by a "qualified property manager" as described in the related mezzanine intercreditor agreement and (c) a new non-consolidation opinion is delivered to the rating agencies with respect to the transferee of the Two Commerce Square Mezzanine Loan collateral.

          o In certain circumstances described in the related mezzanine intercreditor agreement, the Two Commerce Square Mezzanine Lenders have the right to cause the termination and replacement of the property manager for the related mortgaged property; provided, that, (a) the senior lender pursuant to the related mezzanine intercreditor agreement must reasonably approve such replacement property manager and the Two Commerce Square Mezzanine Lenders must obtain a rating agency confirmation with respect to such termination and replacement, or (b) the replacement manager is a "qualified manager" as described in the related mezzanine intercreditor agreement.

          o The Two Commerce Square Mezzanine Lenders have the right to accept and retain certain payments from the guarantor under the respective Two Commerce Square Mezzanine Loan pursuant to the terms and conditions of the related guaranty and mezzanine loan agreement. In addition, the Two Commerce Square Mezzanine Lenders may accept and retain prepayments from funds other than amounts deposited pursuant to the related cash management agreement for the Two Commerce Square Loan Pair.

         o Senior lender pursuant to the related mezzanine intercreditor agreement is not permitted to disburse funds from the reserve funds created pursuant to the Two Commerce Square Loan Pair documents until three business days after the Two Commerce Square Loan Pair borrower's request for such disbursement unless the senior lender pursuant to the related mezzanine intercreditor agreement determines that an earlier disbursement of such funds is required. The Two Commerce Square Mezzanine Lenders may exercise consulting rights with the senior lender pursuant to the related mezzanine intercreditor agreement with respect to the Two Commerce Square Loan Pair borrower's requests for disbursements from the reserve funds, provided, however, the senior lender pursuant to the related mezzanine intercreditor agreement is not liable to the Two Commerce Square Mezzanine Lenders on account of any such disbursement from the reserve funds.

         RDC Trinity LLC and EDCLP Trinity LLC (collectively, the "Trinity Centre Mezzanine Borrower") has incurred mezzanine financing (the "Trinity Centre Mezzanine Loan") in the initial principal amount of $37,705,270, which accrues interest at a fixed rate. The Trinity Centre Mezzanine Loan is secured by a pledge of the ownership interests of the Trinity Centre Mezzanine Borrower in the borrower under the Trinity Centre Loan Pair (together, the "Trinity Centre Mezzanine Collateral"). The Trinity Centre Mezzanine Loan matures on November 1, 2010.

         The Trinity Centre Loan Pair lender and the lender on the Trinity Centre Mezzanine Loan (the "Trinity Centre Mezzanine Lender") have entered into an intercreditor agreement (the "Trinity Centre Mezzanine Intercreditor Agreement") that sets forth the relative priorities between the Trinity Centre Loan Pair and the Trinity Centre Mezzanine Loan. The Trinity Centre Mezzanine Intercreditor Agreement provides that, among other things:

         o The Trinity Centre Mezzanine Lender may not foreclose on the Trinity Centre Mezzanine Collateral unless certain conditions are satisfied, including that any transferee must generally be an institutional investor that meets specified asset tests as of the date of transfer, or it has first obtained written confirmation from the applicable rating agencies that such transfer will not in itself result in the downgrade, withdrawal or qualifications of the then-current ratings assigned to the series 2003-TOP13 certificates or the series 2004-PWR3 certificates (and any other securities representing beneficial interest in or debt secured by the Trinity Centre Mortgaged Property).

         o Upon an "event of default" under the Trinity Centre Mezzanine Loan, the Trinity Centre Mezzanine Lender will have the right to select a replacement manager, which replacement manager must be
              (i) a reputable and experienced manager of assets similar to the related mortgaged property and consisting of not less than a specified number of square feet/units or (ii) subject to a ratings confirmation with respect to the ratings on the series 2003-TOP13 certificates and the series 2004-PWR3 certificates (or any other securities representing beneficial interest in or debt secured by the Trinity Centre mortgaged property).

         o The Trinity Centre Mezzanine Lender has the right pursuant to the Trinity Centre Intercreditor Agreement to receive notice of any event of default under the Trinity Centre Loan Pair and the right to cure any monetary default within a period ending five (5) business days after the later of (i) the receipt of such notice or (ii) the date on which the Trinity Centre Mortgage Borrower's right to cure the default expires; provided, however, that the Trinity Centre Mezzanine Lender shall not have the right to cure with respect to monthly scheduled debt service payments for a period of more than six (6) consecutive months unless the Trinity Centre Mezzanine Lender has commenced and is continuing to diligently pursue its rights against the Trinity Centre Mezzanine Collateral. In addition, if the default is of a non-monetary nature, the Trinity Centre Mezzanine Lender will have the same period of time as the Trinity Centre Loan Pair borrower under the Trinity Centre Loan Pair loan documents plus an additional fifteen (15) business days to cure such non-monetary default; provided, however, if such non-monetary default is susceptible of cure but cannot reasonably be cured within such period then, subject to certain conditions, the Trinity Centre Mezzanine Lender will be given an additional period of time as is reasonably necessary in the exercise of due diligence to cure such non-monetary default.

         o At any time after the occurrence and during the continuance of an event of default under the Trinity Centre Loan Pair, the Trinity Centre Mezzanine Lender has the right to purchase the Trinity Centre Loan Pair in whole for a price equal to the outstanding principal balance thereof, together with all accrued interest and other amounts due thereon, any protective advances made by the mortgagee and any interest charged by the mortgagee on any advances for monthly payments of principal and/or interest on the Trinity Centre Loan Pair and/or on any protective advances, and all costs and expenses incurred by the Trinity Centre Loan Pair lender in enforcing the terms of the Trinity Centre Loan Pair loan documents and certain special servicer fees in connection therewith. Provided certain notices have been given and certain time frames have expired, such purchase option will expire upon a foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure of the Trinity Centre Loan Pair or the related mortgaged property.

         o The Trinity Centre Mezzanine Loan documents may be modified without the consent of either the lender under the Trinity Centre Non-Pooled Pari Passu Companion Loan or the lender under the Trinity Centre Pooled Mortgage Loan, provided that certain provisions of the Trinity Centre Mezzanine Loan documents may not be modified without the consent of both the lender under the Trinity Centre Non-Pooled Pari Passu Companion Loan and the lender under the Trinity Centre Pooled Mortgage Loan, including, without limitation, increasing in any material respect any monetary obligations of the Trinity Centre Mezzanine Borrower. Notwithstanding the foregoing, in addressing an event of default that has occurred under the Trinity Centre Mezzanine Loan documents, the Trinity Centre Mezzanine Lender will be permitted, provided certain conditions are satisfied, to amend or modify the Trinity Centre Mezzanine Loan in a manner that accrues additional interest or retains excess net cash flow from the Trinity Centre Mezzanine Borrower under the Trinity Centre Mezzanine Loan documents.

         In addition, the members of the Trinity Centre Mezzanine Borrower have incurred unsecured mezzanine indebtedness of approximately $5,286,000 as of January 15, 2004 from related parties, which indebtedness is subject to a subordination and standstill agreement with the mezzanine lender. This unsecured mezzanine indebtedness may be increased up to an amount equal to approximately $9,015,100. It is payable prior to the Trinity Centre Mezzanine Loan until the occurrence of an event of default under the Trinity Centre Mezzanine Loan, at which time it becomes subordinate to the Trinity Centre Mezzanine Loan. Additional advances of unsecured mezzanine debt may only be used to fund capital improvement costs and leasing costs and must be matched, dollar for dollar, by capital contributions to the borrower under the Trinity Centre Pooled Mortgage Loan.

         In the case of one (1) mortgage loan, secured by the mortgaged property identified on Appendix B to this prospectus supplement as Mansions At Technology Park Phase II and representing 1.01% of the initial mortgage pool balance, the sponsors pledged their ownership interests in the borrower to secure mezzanine debt in the amount of approximately $700,000, and in the case of one (1) mortgage loan, secured by the mortgaged property identified on Appendix B to this prospectus supplement as Parkway Apartments and representing 0.74% of the initial mortgage pool balance, the sponsor pledged 100% of its direct and indirect interest in the related borrower to secure mezzanine debt in the amount of approximately $500,000. In each case, under the mezzanine loan documents and the related intercreditor agreements, each mezzanine lender has subordinated the related mezzanine loan and mezzanine loan documents to the related mortgage loan and mortgage loan documents. Under each intercreditor agreement, the mezzanine lender has the right to cure a mortgage loan default and, upon an event of default under the mortgage loan documents, to purchase the mortgage loan from the trust for an amount that is not less than 100% of the outstanding principal balance of the mortgage loan plus accrued interest and other amounts due thereon. Upon a mezzanine loan event of default, each mezzanine lender may foreclose on the equity pledge, which could cause a change of control of the related borrower and a change in the management of the related mortgaged property. Each of the mezzanine loan documents prohibits the transfer of more than 49% of the mezzanine lender's interest in the mezzanine loan unless that transfer is to certain qualified transferees or written confirmation is obtained from each of Fitch and S&P that such transfer will not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to the series 2004-PWR3 certificates.

         Under the terms of the mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Wesleyan Station Shopping Center and representing 0.46% of the initial mortgage pool balance, the members of the borrower are permitted to incur mezzanine debt in an amount up to $740,000 from a financial institution approved by the lender.

         Under the terms of the mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as BJ's Wholesale Club and representing 0.46% of the initial mortgage pool balance, the members of the borrower are permitted to incur mezzanine debt from a qualified lender meeting the criteria in the related loan documents subject to the satisfaction of certain conditions, including that the principal amount of the combined mezzanine loan and mortgage loan, (i) does not exceed 70.0% of the appraised value of the related mortgaged property and (ii) does not result in less than a 1.15x debt service coverage ratio.

         Under the terms of the mortgage loan secured by the mortgaged property identified on Appendix B to this prospectus supplement as Linens 'N Things and representing 0.70% of the initial mortgage pool balance, subject to the satisfaction of certain conditions set forth in the related loan documents, affiliates of the borrower are permitted to incur mezzanine debt in an amount up to $520,000 from a financial institution approved by the lender. Additionally, members of the borrower are permitted to obtain debt from other members of the borrower secured solely by their respective interests in the related borrower.

         In addition, there may be other mortgage loans that we intend to include in the trust fund, as to which direct and indirect equity owners of the related borrower have pledged or are permitted in the future to pledge their respective equity interests to secure financing.

         OTHER ADDITIONAL FINANCING

         In general, borrowers that have not agreed to certain special purpose covenants in the related mortgage loan documents are not prohibited from incurring such additional debt. Such additional debt may be secured by other property owned by the borrower. Certain of these borrowers may have already incurred additional debt. In addition the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

         The mortgage loans generally do not prohibit the related borrower from incurring other unsecured indebtedness, including but not limited to trade payables, in the ordinary course of business, or from incurring indebtedness secured by equipment or other personal property located at the mortgaged property.

         We make no representation with respect to the pooled mortgage loans as to whether any other secured subordinate financing currently encumbers any mortgaged property, whether any borrower is the obligor on any material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in any related borrower. See "Legal Aspects of the Mortgage Loans--Subordinate Financing" in the accompanying prospectus and "Risk Factors--A Borrower's Other Loans May Reduce The Cash Flow Available To The Mortgaged Property Which May Adversely Affect Payment On Your Certificates" in this prospectus supplement.

         Additional Collateral.

         Ninety-one (91) of the pooled mortgage loans, representing 72.81% of the initial mortgage pool balance, have the benefit of additional collateral in the form of either upfront or continuing cash reserves that are to be maintained for specified periods and/or purposes, such as taxes and insurance premiums, deferred maintenance, environmental remediation, debt service, tenant improvements and leasing commissions and capital improvements. See Appendix B to this prospectus supplement for further information with respect to additional collateral.

         Cash Management Agreements/Lockboxes.

         Thirty-four (34) pooled mortgage loans that we intend to include in the trust fund, representing 49.07% of the initial mortgage pool balance, generally provide that rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged properties will be subject to a cash management/lockbox arrangement.

         PMCF. Certain cash management arrangements with respect to the pooled mortgage loans for which PMCF is the applicable mortgage loan seller are described below.

         o In-Place Hard. Revenue from the related mortgaged property is generally paid directly by the tenants and other payors to an account controlled by the applicable master servicer on behalf of the trust fund. The funds are then applied by the applicable master servicer on behalf of the trust fund to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

         o In-Place Hard (A/B). Revenue from the related mortgaged property is generally paid directly by the tenants and other payors to an account controlled by the applicable master servicer on behalf of the trust fund. Until the occurrence of certain specified "trigger" events, including a default under the related mortgage loan documents, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower, and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. Upon the occurrence of a trigger event, the revenue from the related mortgaged property is no longer forwarded to the borrower-controlled account or made available to the borrower, but instead is applied by the applicable master servicer on behalf of the trust fund to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

         o Springing. The borrower has generally executed a cash management agreement which requires the borrower, upon the occurrence of a trigger event, to cooperate in the establishment of a hard lockbox under which revenue from the related mortgaged property would be paid to a clearing bank account and periodically applied to amounts due and payable under the related mortgage loan.

         BSCMI. Certain cash management arrangements with respect to the pooled mortgage loans for which BSCMI is the applicable mortgage loan seller are described below.

         o In-Place Hard. Revenue from the related mortgaged property is generally paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. The revenue from the related mortgaged property is either (a) swept to the borrower unless a default or other "trigger" event under the loan documents has occurred or (b) not made available to the borrower and is forwarded to a cash management account controlled by the applicable master servicer on behalf of the trust fund and applied to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property. The revenue will generally be disbursed first to service the related mortgage loan in the trust fund and any reserve requirements, then, either (a) to fund the operating expenses at the related mortgaged property in accordance with an approved budget, and then, if no default under the related mortgage loan documents or other "trigger" event has occurred, the excess is released to the related borrower or (b) if no default under the related mortgage loan documents or other "trigger" event has occurred, the excess is released to the related borrower.

         o Springing Hard. Revenue from the related mortgaged property is generally paid directly by the tenants and other payees to the related borrower or is otherwise available to the related borrower and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. After the occurrence of certain specified "trigger" events, including a default under the related mortgage loan documents, such revenue is then directly paid by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund, or an account that the applicable master servicer has the right to control, and the revenue from the related mortgaged property is no longer made available to the borrower, but instead is forwarded to a cash management account controlled by the applicable master servicer on behalf of the trust fund and applied to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

         o Springing Soft/Hard. The borrower has generally agreed in the loan documents, upon the occurrence of a DSCR trigger event, to cooperate in the establishment of a soft lockbox under which revenue from the related mortgaged property would be paid to a clearing bank account controlled by the borrower. Upon the occurrence of certain further trigger events, including a default under the related mortgage loan documents, such revenue is forwarded to an account controlled by the applicable master servicer and is applied by the applicable master servicer on behalf of the trust fund to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

         WFB. The cash management arrangements with respect to the pooled mortgage loans for which WFB is the applicable mortgage loan seller are described below.

         o In-Place Hard. Revenue from the related mortgaged property is generally paid directly by the tenants and other payees to an account controlled by the applicable master servicer on behalf of the trust fund. The revenue from the related mortgaged property is not made available to the borrower and is forwarded to a cash management account controlled by the applicable master servicer on behalf of the trust fund and applied to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property. The revenue will generally be disbursed first to service the related mortgage loan in the trust fund and any reserve requirements, then, either (a) to fund the operating expenses at the related mortgaged property in accordance with an approved budget, and then, if no default under the related mortgage loan documents has occurred, the excess is released to the related borrower or (b) if no default under the related mortgage loan documents has occurred, the excess is released to the related borrower.

         o Springing Hard. The borrower has generally executed a cash management agreement which requires the borrower, upon the occurrence of a trigger event, to cooperate in the establishment of a hard lockbox under which revenue from the related mortgaged property would be paid to a clearing bank account and periodically applied to amounts due and payable under the related mortgage loan.

         o Springing Soft/Hard. The borrower has generally executed a cash management agreement which requires the borrower, upon the occurrence of a DSCR trigger event, to cooperate in the establishment of a soft lockbox under which revenue from the related mortgaged property would be paid to a clearing bank account and periodically applied to amounts due and payable under the related mortgage loan. Revenue received from the related mortgaged property after a DSCR trigger event is generally paid directly by the tenants and other payors to an account controlled by the applicable master servicer on behalf of the trust fund. Until the occurrence of certain further trigger events, including a default under the related mortgage loan documents, such revenue is forwarded to an account controlled by the related borrower or is otherwise made available to the related borrower, and the related borrower remains obligated to pay all debt service, reserves and other payments required under the related mortgage loan. Upon the occurrence of any further trigger event, the revenue from the related mortgaged property is no longer forwarded to the borrower-controlled account or made available to the borrower, but instead is applied by the applicable master servicer on behalf of the trust fund to sums payable under the related mortgage loan and, in certain transactions, to pay expenses at the related mortgaged property.

         With respect to any pooled mortgage loan for which PMCF or BSCMI is the applicable mortgage loan seller, in connection with any in-place hard or in-place hard (A/B) lockbox, income deposited directly into the related lockbox account may not include amounts paid in cash which are paid directly to the related property manager, notwithstanding requirements to the contrary. Furthermore, with respect to certain multifamily properties, cash or "over-the-counter" receipts may be deposited into the lockbox account by the property manager. Pooled mortgage loans whose terms call for the establishment of a lockbox account require that the amounts paid to the property manager will be deposited into the applicable lockbox account on a regular basis. Lockbox accounts will not be assets of the trust fund.

         Hazard Insurance.

         See "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Maintenance of Insurance" in this prospectus supplement and "Description of the Pooling and Servicing Agreements--Hazard Insurance Policies" in the accompanying prospectus for a description of the obligations of the master servicers and the special servicers with respect to the enforcement of the obligations of the borrowers under the mortgage loan documents and other matters related to the maintenance of insurance.

         Each borrower under a pooled mortgage loan is required to maintain all insurance required by the terms of the loan documents in the amounts set forth therein, which shall be obtained from an insurer meeting the requirements of the loan documents. This includes a fire and hazard insurance policy with extended coverage. Certain mortgage loans may permit the hazard insurance policy to be maintained by a tenant of the mortgaged property, or may permit the borrower or a tenant to self-insure. The coverage of each policy will be in an amount, subject to a deductible customary in the related geographic area, that is not less than the lesser of (a) the full replacement cost of the improvements that are security for the subject pooled mortgage loan, with no deduction for depreciation, and (b) the outstanding principal balance owing on that mortgage loan, but in any event, in an amount sufficient to avoid the application of any coinsurance clause.

         If, on the date of origination of a mortgage loan, a material portion of the improvements on a mortgaged property was in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards (and such flood insurance is required by FEMA and has been made available), the loan documents generally require flood insurance meeting the requirements of the current guidelines of the Federal Insurance Administration in an amount representing coverage of at least the lesser of (a) the outstanding principal balance of the mortgage loan and (b) the maximum amount of flood insurance available for the mortgaged property permitted by FEMA.

         Tenant Matters.

         Described and listed below are special considerations regarding tenants at the mortgaged properties securing the mortgage loans that we intend to include in the trust fund--

         o Twenty-three (23) mortgaged properties, securing 7.58% of the initial mortgage pool balance, are either wholly owner-occupied or leased to a single tenant.

         o Some of the mortgaged properties that are office, industrial or retail properties may have a tenant that has ceased to occupy its space at a mortgaged property but continues to pay rent under its lease.

         o Certain of the multifamily properties have material tenant concentrations of students or military personnel. For example, the mortgaged property identified on Appendix B to this prospectus supplement as The International Village is leased in its entirety to students.

         o Certain of the multifamily rental properties receive rent subsidies from the United States Department of Housing and Urban Development under its Section 8 program or otherwise. For example, the mortgaged properties identified on Appendix B as Wood River Park Apartments and Lakewood Terrace Apartments is partly leased to tenants whose rent is paid pursuant to a Housing Assistance Payment ("HAP") contract.

         o There may be several cases in which a particular entity is a tenant at more than one of the mortgaged properties, and although it may not be one of the three largest tenants at any of those properties, it is significant to the success of the properties in the aggregate.

         o Four (4) mortgage loans, representing 2.66% of the initial mortgage pool balance, is secured by the borrower's interest as lessee under a ground lease, and the related ground lessor has a right of first refusal and an option to purchase the mortgaged property which rights have not been subordinated to the mortgage, may impede the mortgagee's ability to sell the related mortgaged property at foreclosure and may create a potential prepayment risk to certificateholders.

         o With respect to certain of the mortgage loans, the related borrower has given to certain tenants a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the mortgaged property and this provision, if not waived, may impede the mortgagee's ability to sell the related mortgaged property at foreclosure or adversely affect the foreclosure proceeds. For example, the tenants at the mortgaged properties identified on Appendix B to this prospectus supplement as Walgreens-Roseville, Walgreens-Auburn, Walgreens-Post Falls and Plaza Lawrence Phase I each have standard rights of first refusal to purchase the subject property if the related landlord receives a bona fide offer to sell. The right of first refusal does not apply to a voluntary sale by deed in lieu of foreclosure or any involuntary sale to the landlord's first mortgagee, whether by sheriff's sale, trustee's sale, deed in lieu of foreclosure or other judicial or non-judicial foreclosure proceedings. However, the subject tenant will retain its right of first refusal following foreclosure or a deed in lieu of foreclosure, and any sale by the lender or other new owner would be subject to such right. In addition, a right of first refusal may be conferred by statute to mobile home owners through their owners' association; however such right does not apply to a voluntary sale by deed-in-lieu of foreclosure or otherwise by foreclosure.

         o With respect to certain of the mortgage loans, the sole tenant or a significant tenant at the related mortgaged property is affiliated with the related borrower.

ASSESSMENTS OF PROPERTY VALUE AND CONDITION

         Appraisals.

         In connection with the origination of each pooled mortgage loan or in connection with this offering, an appraisal was conducted in respect of the related mortgaged property by an independent appraiser that was state-certified and/or a Member of the Appraisal Institute or an update of an existing appraisal was obtained. In each case, the appraisal complied, or the appraiser certified that it complied, with the real estate appraisal regulations issued jointly by the federal bank regulatory agencies under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended. In general, those appraisals represent the analysis and opinion of the person performing the appraisal and are not guarantees of, and may not be indicative of, present or future value. We cannot assure you that another person would not have arrived at a different valuation, even if such person used the same general approach to and same method of valuing the property or that different valuations would not have been reached separately by the mortgage loan sellers based on their internal review of such appraisals. In certain cases, appraisals may reflect "as stabilized" values reflecting certain assumptions such as future construction completion, projected re-tenanting or increased tenant occupancies. The appraisals obtained as described above sought to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale. Information regarding the values of the mortgaged properties as of the cut-off date is presented herein for illustrative purposes only. See "Risk Factors--Risks Related to the Mortgage Loans--Appraisals May Inaccurately Reflect the Value of the Mortgaged Properties" in this prospectus supplement.

         Environmental Assessments.

         Except for mortgaged properties securing mortgage loans that are the subject of a group secured creditor impaired property policy, or in some cases, an individual secured creditor impaired property policy, described below under "--Environmental Insurance", all of the mortgaged properties securing the pooled mortgage loans have been subject to environmental site assessments, or in some cases an update of a previous assessment or transaction screen, in connection with the origination of the pooled mortgage loans. In the case of nine (9) pooled mortgage loans representing 2.41% of the initial mortgage pool balance, the related mortgage loan seller has purchased a group secured creditor impaired property policy in lieu of requiring a Phase I environmental site assessment. In some cases, a Phase II site assessment was also performed. In certain cases, these environmental assessments revealed conditions that resulted in requirements that the related borrowers establish operations and maintenance plans, monitor the mortgaged property or nearby properties, abate or remediate the condition, and/or provide additional security such as letters of credit, reserves, secured creditor impaired property policies or indemnification. None of these environmental assessments are more than 18 months old as of the cut-off date. See "Risk Factors--Environmental Conditions of the Mortgaged Properties May Subject the Trust Fund to Liability Under Federal and State Laws, Reducing the Value and Cash Flow of the Mortgaged Properties, Which May Result in Reduced Payments on Your Offered Certificates" in this prospectus supplement.

         Property Condition Assessments.

         In general, a licensed engineer, architect or consultant inspected the related mortgaged property, in connection with the origination of each of the pooled mortgage loans or in connection with this offering, to assess the condition of the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. Engineering reports by licensed engineers, architects or consultants generally were prepared, except for newly constructed properties, for the mortgaged properties in connection with the origination of the related pooled mortgage loan or in connection with this offering. See "Risk Factors--Property Inspections and Engineering Reports May Not Reflect All Conditions That Require Repair on a Mortgaged Property" in this prospectus supplement. In certain cases where material deficiencies were noted in such reports, the related borrower was required to establish reserves for replacement or repair or remediate the deficiency.

         Seismic Review Process.

         In general, the underwriting guidelines applicable to the origination of the pooled mortgage loans required that prospective borrowers seeking loans secured by properties located in California and areas of other states where seismic risk is deemed material obtain a seismic engineering report of the building and, based thereon and on certain statistical information, an estimate of probable maximum loss ("PML"), in an earthquake scenario. Generally, any of the pooled mortgage loans as to which the property was estimated to have PML in excess of 20% of the estimated replacement cost would either be subject to a lower loan-to-value limit at origination, be conditioned on seismic upgrading (or appropriate reserves or letter of credit for retrofitting) or be conditioned on satisfactory earthquake insurance.

         Zoning and Building Code Compliance.

         Each mortgage loan seller took steps to establish that the use and operation of the mortgaged properties that represent security for its pooled mortgage loans, at their respective dates of origination, were in compliance in all material respects with, or were legally existing non-conforming uses or structures under, applicable zoning, land-use and similar laws and ordinances, but we cannot assure you that such steps revealed all possible violations. Evidence of such compliance may have been in the form of legal opinions, zoning consultants reports, confirmations from government officials, title insurance endorsements, survey endorsements and/or representations by the related borrower contained in the related mortgage loan documents. Violations may be known to exist at any particular mortgaged property, but the related mortgage loan seller has informed us that it does not consider any such violations known to it to be material.

         Environmental Insurance.

         In the case of twelve (12) mortgaged properties, representing 3.81% of the initial mortgage pool balance, the related mortgage loan seller has obtained, or has the benefit of, a group or, in some cases, an individual secured creditor impaired property policy covering selected environmental matters with respect to the subject mortgage loan(s). These policies will be assigned to the trust. The premiums for the secured creditor impaired property policies have been or, as of the date of initial issuance of the series 2004-PWR3 certificates, will have been paid in full.

         In general, each of the secured creditor impaired property policies referred to above provides coverage with respect to the subject pooled mortgage loans for one or more of the following losses, subject to the coverage limits discussed below, and further subject to each policy's conditions and exclusions:

         o if during the term of a policy, a borrower defaults under its mortgage loan and adverse environmental conditions exist at levels above legal limits on the related underlying real property, the insurer will indemnify the insured for the outstanding principal balance of the related mortgage loan on the date of the default, together with accrued interest from the date of default until the date that the outstanding principal balance is paid; or

         o if the insured becomes legally obligated to pay as a result of a claim first made against the insured and reported to the insurer during the term of a policy, for bodily injury, property damage or clean-up costs resulting from adverse environmental conditions on, under or emanating from an underlying real property, the insurer will pay the lesser of a specified amount and the amount of that claim; and/or

         o if the insured enforces the related mortgage, the insurer will thereafter pay the lesser of a specified amount and the amount of the legally required clean-up costs for adverse environmental conditions at levels above legal limits which exist on or under the acquired underlying real property, provided that the appropriate party reported those conditions to the government in accordance with applicable law.

         The secured creditor impaired property policies do not cover adverse environmental conditions that the insured first became aware of before the term of the policy unless those conditions were disclosed to the insurer before the policy was issued. The policies also do not insure against any liability resulting from the presence of asbestos containing materials, radon gas or lead paint. However, property condition assessments or engineering surveys were conducted for the mortgaged properties covered by the policies. If the related report disclosed the existence of material amounts of lead based paint, asbestos containing materials or radon gas affecting such a mortgaged property, the related borrower was required to remediate the condition before the closing of the related pooled mortgage loan, establish a reserve from loan proceeds in an amount considered sufficient by the mortgage loan seller or agree to establish an operations and maintenance plan. There is no deductible under any of the secured creditor impaired property policies.

         Certain site-specific secured creditor impaired property policies may contain additional limitations and exclusions, such as an exclusion from coverage for mold and other microbial contamination, and a limitation that coverage be limited to the lesser of the outstanding loan balance or post-foreclosure cleanup cost, further subject to policy limits.

         The secured creditor impaired property policies generally require that the appropriate party associated with the trust report a claim during the term of the policy, which generally extends five years beyond the term of each covered mortgage loan.

         In general, the applicable master servicer will be required to report any claims of which it is aware that arise under a secured credit impaired property policy relating to a mortgage loan while that loan is not a specially serviced mortgage loan and the applicable special servicer will be required to report any claims of which it is aware that arise under the policy while that loan is a specially serviced mortgage loan or the related mortgaged property has become an REO property.

         Each secured creditor impaired property policy referred to above has been issued or, as of the date of initial issuance of the series 2004-PWR3 certificates, will have been issued.

ADDITIONAL MORTGAGE LOAN INFORMATION

         Each of the tables presented in Appendix A sets forth selected characteristics of the mortgage pool presented, where applicable, as of the cut-off date. For a detailed presentation of certain of the characteristics of the pooled mortgage loans and the related mortgaged properties, on an individual basis, see Appendix B hereto, and for a brief summary of the ten (10) largest mortgage loans in the mortgage pool, see Appendix C hereto. Additional information regarding the pooled mortgage loans is contained (a) in this prospectus supplement under "Risk Factors" and elsewhere in this "Description of the Mortgage Pool" section and (b) under "Legal Aspects of Mortgage Loans" in the accompanying prospectus.

         For purposes of the tables in Appendix A and for the information presented in Appendix B and Appendix C:

         (1) References to "DSCR" are references to "Debt Service Coverage Ratios". In general, debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property or expected to be generated by a property based upon executed leases that is available for debt service to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. If a property does not possess a stable operating expectancy (for instance, if it is subject to material leases that are scheduled to expire during the loan term and that provide for above-market rents and/or that may be difficult to replace), a debt service coverage ratio may not be a reliable indicator of a property's ability to service the mortgage debt over the entire remaining loan term. For purposes of this prospectus supplement, including for the tables in Appendix A and the information presented in Appendix B and Appendix C, the "Debt Service Coverage Ratio" or "DSCR" for any pooled mortgage loan is calculated pursuant to the definition thereof under the "Glossary of Terms" in this prospectus supplement. The debt service coverage ratio information in this prospectus supplement with respect to each of the Lion Industrial Portfolio Pooled Mortgage Loans reflects the aggregate debt service payable on both of those pooled mortgage loans (but not the related non-pooled subordinate mortgage loans). The debt service coverage ratio information in this prospectus supplement (as well as the loan per square foot or net rentable unit, as applicable, information) with respect to each of the Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan and the Carmel Mountain Plaza Pooled Mortgage Loan reflects the aggregate debt service payable on that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loans.

                In connection with the calculation of DSCR and loan-to-value ratios, in determining Underwritten Net Cash Flow for a mortgaged property, the applicable mortgage loan seller relied on rent rolls and other generally unaudited financial information provided by the respective borrowers and calculated stabilized estimates of cash flow that took into consideration historical financial statements, material changes in the operating position of the mortgaged property of which the mortgage loan seller was aware (e.g., new signed leases or end of "free rent" periods and market data), and estimated capital expenditures, leasing commissions and tenant improvement reserves. The applicable mortgage loan seller made changes to operating statements and operating information obtained from the respective borrowers, resulting in either an increase or decrease in the estimate of Underwritten Net Cash Flow derived therefrom, based upon the mortgage loan seller's evaluation of such operating statements and operating information and the assumptions applied by the respective borrowers in preparing such statements and information. In most cases, the relevant borrower supplied "trailing-12 months" income and/or expense information or the most recent operating statements or rent rolls were utilized. In some cases, partial year operating income data was annualized, with certain adjustments for items deemed not appropriate to be annualized. In some instances, historical expenses were inflated. For purposes of calculating Underwritten Net Cash Flow for pooled mortgage loans where leases have been executed by one or more affiliates of the borrower, the rents under some of such leases have been adjusted downward to reflect market rents for similar properties if the rent actually paid under the lease was significantly higher than the market rent for similar properties.

                Historical operating results may not be available for some of the pooled mortgage loans which are secured by mortgaged properties with newly constructed improvements, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and newly acquired mortgaged properties. In such cases, items of revenue and expense used in calculating Underwritten Net Cash Flow were generally derived from rent rolls, estimates set forth in the related appraisal, leases with tenants or from other borrower-supplied information. No assurance can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by the applicable mortgage loan seller in determining the presented operating information.

                The Debt Service Coverage Ratios are presented herein for illustrative purposes only and, as discussed above, are limited in their usefulness in assessing the current, or predicting the future, ability of a mortgaged property to generate sufficient cash flow to repay the related mortgage loan. Accordingly, no assurance can be given, and no representation is made, that the Debt Service Coverage Ratios accurately reflect that ability.

         (2) References in the tables to "Cut-off Date LTV" are references to "Cut-off Date Loan-to-Value Ratio", references to "Balloon LTV" are references to "LTV Ratio at Maturity" and references to "Remaining Term" are references to "Stated Remaining Term to Maturity or ARD". For purposes of this prospectus supplement, including for the tables in Appendix A and the information presented in Appendix B and Appendix C, the "Cut-off Date Loan-to-Value Ratio", "LTV Ratio at Maturity" or "Stated Remaining Term to Maturity or ARD" for any mortgage loan is calculated pursuant to the definition thereof under the "Glossary of Terms" in this prospectus supplement. The loan-to-value information presented in this prospectus supplement with respect to each of the Lion Industrial Portfolio Pooled Mortgage Loans reflects the aggregate indebtedness under those pooled mortgage loans (but not the related non-pooled subordinate mortgage loan). The loan-to-value information presented in this prospectus supplement with respect to each of the Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan and the Carmel Mountain Plaza Pooled Mortgage Loan reflects the aggregate indebtedness of that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loans.

                The value of the related mortgaged property or properties for purposes of determining the Cut-off Date LTV are each based on the appraisals described above under "--Assessments of Property Value and Condition--Appraisals".

                No representation is made that any such value would approximate either the value that would be determined in a current appraisal of the related mortgaged property or the amount that would be realized upon a sale.

         (3) References to "weighted averages" are references to averages weighted on the basis of the cut-off date principal balances of the related pooled mortgage loans.

         (4) If we present a debt rating for some tenants and not others in the tables, you should assume that the other tenants are not rated and/or have below-investment grade ratings. Presentation of a tenant rating should not be construed as a statement that the relevant tenant will perform or be able to perform its obligations under the related lease.

         The sum in any column of any of the tables in Appendix A may not equal the indicated total due to rounding.

         Generally, the loan documents with respect to the mortgage loans require the borrowers to provide the related lender (such as the trust) with annual operating statements and rent rolls.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

         The foregoing description of the mortgage pool and the corresponding mortgaged properties is based upon scheduled principal payments due on the pooled mortgage loans on or before the cut-off date. Before the Issue Date, one or more pooled mortgage loans may be removed from the mortgage pool if we deem the removal necessary or appropriate or if those mortgage loans are prepaid. A limited number of other mortgage loans may be included in the mortgage pool before the Issue Date, unless including those mortgage loans would materially alter the characteristics of the mortgage pool, as described in this prospectus supplement. Accordingly, the characteristics of the mortgage loans constituting the mortgage pool at the time of initial issuance of the offered certificates may vary from those described in this prospectus supplement.

         A Current Report on Form 8-K will be filed, together with the series 2004-PWR3 pooling and servicing agreement, with the SEC within 15 days after the initial issuance of the offered certificates. That current report on Form 8-K will be available to the holders of the offered certificates promptly after its filing. If mortgage loans are removed from or added to the mortgage pool as set forth in the preceding paragraph, the removal or addition will be reflected in that current report on Form 8-K.

THE MORTGAGE LOAN SELLERS

         General. We did not originate any of the mortgage loans that we intend to include in the trust fund. We will acquire those mortgage loans directly from Prudential Mortgage Capital Funding, LLC, Bear Stearns Commercial Mortgage, Inc. and Wells Fargo Bank, National Association on the Issue Date.

                                                                          % OF INITIAL
                                                    NUMBER OF POOLED        MORTGAGE
            MORTGAGE LOAN SELLER                     MORTGAGE LOANS       POOL BALANCE
-------------------------------------------------   ----------------      ------------
Prudential Mortgage Capital Funding, LLC                  49                  41.65%
Bear Stearns Commercial Mortgage, Inc.                    36                  31.58%
Wells Fargo Bank, National Association                    31                  26.77%
                                                    ----------------      ------------
TOTAL                                                    116                    100%

         Prudential Mortgage Capital Funding, LLC/Prudential Mortgage Capital Company, LLC. PMCF is a limited liability company organized under the laws of the State of Delaware. PMCF is a wholly owned, limited purpose, subsidiary of PMCC, which is a real estate financial services company which originates commercial and multifamily real estate loans throughout the United States. PMCF was organized for the purpose of acquiring loans originated by PMCC and holding them pending securitization or other disposition. PMCC has primary offices in Atlanta, Chicago, San Francisco and Newark, New Jersey. The principal offices of PMCC are located at 4 Gateway Center, 8th Floor, 100 Mulberry Street, Newark, New Jersey 07102. The pooled mortgage loans for which PMCF is the applicable mortgage loan seller were originated by PMCC (or a wholly-owned subsidiary of PMCC).

         Bear Stearns Commercial Mortgage, Inc. BSCMI is a wholly-owned subsidiary of Bear Stearns Mortgage Capital Corporation, and is a New York corporation and an affiliate of Bear, Stearns & Co. Inc., one of the underwriters. BSCMI originated and underwrote all of the pooled mortgage loans it sold to us for deposit into the trust. The principal offices of BSCMI are located at 383 Madison Avenue, New York, New York 10179. BSCMI's telephone number is (212) 272-2000.

         Wells Fargo Bank, National Association. A description of Wells Fargo Bank, National Association is set forth under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--The Initial Master Servicers and the Initial Special Servicers--Wells Fargo Bank, National Association" in this prospectus supplement. With the exception of the Two Commerce Square Loan Pair, which was originated by Morgan Stanley Mortgage Capital, Inc., WFB originated and underwrote all of the pooled mortgage loans it is selling to us for deposit into the trust.

         The information set forth in this prospectus supplement regarding the mortgage loan sellers has, in each case, been provided by the party. Neither we nor the underwriters make any representation or warranty as to the accuracy or completeness of that information.

ASSIGNMENT OF THE POOLED MORTGAGE LOANS

         On or before the Issue Date, the mortgage loan sellers will transfer to us those mortgage loans that are to be included in the trust fund, and we will transfer to the trust fund all of those mortgage loans. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

         In connection with the foregoing transfer, each mortgage loan seller will generally be required to deliver or cause the delivery of the following documents, among others, to the trustee with respect to each of the pooled mortgage loans that will be sold to us by that mortgage loan seller for deposit into the trust fund:

         o the original promissory note, endorsed without recourse to the order of the trustee, or a copy of that note, together with a lost note affidavit and indemnity;

         o the original or a copy of the mortgage instrument, together with originals or copies of any intervening assignments of that document, in each case, unless the particular document has not been returned from the applicable recording office (subject to certification and certain timing requirements), with evidence of recording on the document;

         o the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that document, in each case, unless the particular document has not been returned from the applicable recording office (subject to certification and certain timing requirements), with evidence of recording on the document;

         o an executed assignment of the related mortgage instrument in favor of the trustee, in recordable form except for missing recording information relating to that mortgage instrument;

         o an executed assignment of any separate related assignment of leases and rents in favor of the trustee, in recordable form except for missing recording information relating to that assignment of leases and rents;

         o originals or copies of all written assumption, modification and substitution agreements, if any, in those instances where the terms or provisions of the mortgage instrument or promissory note have been materially modified or the mortgage loan has been assumed;

         o an original or copy of the lender's title insurance policy or, if a title insurance policy has not yet been issued (subject to certain timing requirements), , a written commitment "marked-up" at the closing of the mortgage loan, interim binder or the pro forma title insurance policy evidencing a binding commitment to issue such policy); and

         o in those cases where applicable, the original or a copy of the related ground lease.

provided that, in the case of each Non-Trust-Serviced Pooled Mortgage Loan, the applicable mortgage loan seller will only be obligated to deliver the original promissory note evidencing that pooled mortgage loan, a copy of the related intercreditor agreement between the holder of that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loan and a copy of the pooling and servicing agreement for the other commercial mortgage securitization under which that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loan are serviced and administered.

         The applicable mortgage loan purchase agreements will require each mortgage loan seller to deliver various other documents to the trustee with respect to each of the pooled mortgage loans that will be sold to us by that mortgage loan seller for deposit into the trust fund.

         The trustee, either directly or through a custodian, is required to hold all of the documents delivered to it with respect to the pooled mortgage loans for the benefit of the series 2004-PWR3 certificateholders and, to the extent applicable, for the benefit of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder. Within a specified period of time following the Issue Date, the trustee, directly or through a custodian, will be further required to conduct a review of those documents. The scope of the trustee's review of those documents will, in general, be limited solely to confirming that they have been received. None of the trustee, either master servicer, either special servicer or any custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the pooled mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

         Substantially similar loan documents, with respect to each Non-Trust-Serviced Pooled Mortgage Loan (with the exception of those documents identified in the proviso to the above list of loan documents), have been delivered to the applicable trustee under the pooling and servicing agreement for the other commercial mortgage securitization under which that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loan are serviced and administered.

         If--

         o any of the above-described documents required to be delivered by a mortgage loan seller to the trustee is not delivered or is otherwise defective, and

         o that omission or defect materially and adversely affects the interests of the series 2004-PWR3 certificateholders, or any of them, with respect to the subject loan, including, but not limited to, a material and adverse effect on any of the payments payable with respect to any of the series 2004-PWR3 certificates or on the value of those certificates, then the omission or defect will constitute a material document defect. The series 2004-PWR3 pooling and servicing agreement may provide that the absence of select mortgage loan documents is deemed to be a material document defect. The rights of the series 2004-PWR3 certificateholders, or of the trustee on their behalf, against the applicable mortgage loan seller with respect to any material document defect are described under "--Cures, Repurchases and Substitutions" below.

         Within a specified period of time following the later of--

         o    the Issue Date, and

         o the date on which all recording information necessary to complete the subject document is received by the trustee,

the trustee or the related mortgage loan seller must submit for recording (at the expense of the related mortgage loan seller) in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in its favor described above. Because most of the mortgage loans that we intend to include in the trust fund are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office. The mortgagee of record with respect to each Non-Trust-Serviced Pooled Mortgage Loan will be the applicable trustee under the pooling and servicing agreement for the other commercial mortgage securitization under which that pooled mortgage loan and the related Non-Pooled Pari Passu Companion Loan are serviced and administered.

REPRESENTATIONS AND WARRANTIES

         As of the Issue Date, each mortgage loan seller will make, with respect to each of the pooled mortgage loans sold to us by that mortgage loan seller, specific representations and warranties generally to the effect that, subject to certain exceptions contained in the applicable mortgage loan purchase agreement:

         o The information relating to the mortgage loan set forth in the loan schedule attached to the mortgage loan purchase agreement, will be true and correct in all material respects as of the cut-off date. That information will include select items of information included on Appendix B to this prospectus supplement, including--

              1.   the identification of the related mortgaged property,

              2.   the cut-off date principal balance of the mortgage loan,

              3.   the amount of the monthly debt service payment,

              4.   the mortgage interest rate, and

              5. the maturity date and the original and remaining term to stated maturity (or, in the case of an ARD Loan, the anticipated repayment date and the original and remaining term to that date).

         o Immediately prior to its transfer and assignment of the related pooled mortgage loan, the mortgage loan seller had good title to, and was the sole owner of, the mortgage loan.

         o Except as otherwise described under "--Certain Characteristics of the Mortgage Pool--Subordinate and Other Financing" above, the related mortgage instrument is a valid and, subject to the exceptions in the next bullet, enforceable first priority lien upon the corresponding mortgaged property, free and clear of all liens and encumbrances other than Permitted Encumbrances.

         o The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing agreements is enforceable against the maker in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
              (2) general principles of equity, and except that certain provisions in those agreements may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1) and (2), those limitations or that unenforceability will not render those loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby.

         o The mortgage loan seller has no knowledge of any proceeding pending or any written notice of any proceeding threatened for the condemnation of all or any material portion of the mortgaged property securing any pooled mortgage loan.

         o There exists an American Land Title Association or comparable form of lender's title insurance policy, as approved for use in the applicable jurisdiction (or, if the title policy has yet to be issued, a pro forma policy or marked up title insurance commitment or a preliminary title policy with escrow instructions binding on the issuer), on which the required premium has been paid, insuring that the related mortgage is a valid first priority lien of the related mortgage instrument in the original principal amount of the mortgage loan after all advances of principal, subject only to--

              1.   Permitted Encumbrances, and

              2. the discussion under "Certain Characteristics of the Mortgage Pool--Subordinate and Other Financing" above.

         o The proceeds of the pooled mortgage loan have been fully disbursed, except in those cases where the full amount of the pooled mortgage loan has been made but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of conditions relating to leasing, repairs and other matters with respect to the related mortgaged property, and there is no requirement for future advances under the pooled mortgage loan.

         o If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the mortgage and applicable law.

         o Except as identified in the engineering report obtained in connection with the origination of the mortgage loan, the related mortgaged property is to the applicable mortgage loan seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan (except in any such case where (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance or (2) such repairs and maintenance have been completed or are required to be completed).

         The mortgage loan purchase agreements will set forth additional representations and warranties to be made by each mortgage loan seller.

         The representations and warranties made by each mortgage loan seller as described above will be assigned by us to the trustee under the series 2004-PWR3 pooling and servicing agreement. If--

         o there exists a breach of any of the above-described representations and warranties made by a mortgage loan seller, and

         o that breach materially and adversely affects the interests of the series 2004-PWR3 certificateholders, or any of them, with respect to the subject loan, including, but not limited to, a material and adverse effect on any of the payments payable with respect to any of the series 2004-PWR3 certificates or on the value of those certificates, then that breach will be a material breach of the representation and warranty. The rights of the series 2004-PWR3 certificateholders, or of the trustee on their behalf, against the applicable mortgage loan seller with respect to any material breach are described under "--Cures, Repurchases and Substitutions" below.

CURES, REPURCHASES AND SUBSTITUTIONS

         If there exists a material breach of any of the representations and warranties made by a mortgage loan seller with respect to any of the mortgage loans sold to us by that mortgage loan seller, as discussed under "--Representations and Warranties" above, or a material document defect with respect to any of those mortgage loans, as discussed under "--Assignment of the Pooled Mortgage Loans" above, then the applicable mortgage loan seller will be required to take one of the following courses of action:

         o cure the material breach or the material document defect in all material respects; or

         o repurchase the affected pooled mortgage loan at a price generally equal to the sum of--

              1. the outstanding principal balance of the mortgage loan at the time of purchase, plus

              2. all unpaid and unadvanced interest, other than Post-ARD Additional Interest and Default Interest, due with respect to that mortgage loan generally through the due date in the collection period of purchase, plus

              3. all unreimbursed servicing advances relating to that mortgage loan, together with any unpaid interest on servicing advances and on advances of monthly debt service payments owing to the party or parties that made them, plus

              4. all unpaid special servicing fees, liquidation fees and other unpaid Additional Trust Fund Expenses related to that mortgage loan, plus

              5.   any costs incurred in enforcing the repurchase obligation;
                   or

         o prior to the second anniversary of the date of initial issuance of the offered certificates, so long as it does not result in a qualification, downgrade or withdrawal of any rating assigned by Fitch or S&P to the series 2004-PWR3 certificates, as confirmed in writing by each of those rating agencies, replace the affected pooled mortgage loan with a substitute mortgage loan that--

              1. has comparable payment terms to those of the pooled mortgage loan that is being replaced, and

              2. is acceptable to the series 2004-PWR3 controlling class representative.

         If the applicable mortgage loan seller replaces one pooled mortgage loan with another mortgage loan, as described in the third bullet of the preceding paragraph, then it will be required to pay to the trust fund the amount, if any, by which--

         o the price at which it would have had to purchase the removed pooled mortgage loan, as described in the second bullet of the preceding paragraph, exceeds

         o the Stated Principal Balance of the substitute mortgage loan as of the date it is added to the trust.

         The time period within which the applicable mortgage loan seller must complete the remedy, repurchase or substitution described in the second preceding paragraph, will generally be limited to 90 days following the earlier of its discovery or receipt of notice of the material breach or material document defect, as the case may be. However, in most cases, if the mortgage loan seller is diligently attempting to correct the problem, then it will be entitled to an additional 90 days to complete that remedy, repurchase or substitution.

         The cure/repurchase/substitution obligations of each of the mortgage loan sellers, as described above, will constitute the sole remedy available to the series 2004-PWR3 certificateholders in connection with a material breach of any of the representations and warranties made by that mortgage loan seller or a material document defect, in any event with respect to a mortgage loan in the trust fund.

         No person other than the related mortgage loan seller will be obligated to perform the obligations of that mortgage loan seller if it fails to perform its cure/repurchase/substitution or other remedial obligations.

         A mortgage loan seller may have only limited assets with which to fulfill any obligations on its part that may arise as a result of a material document defect or a material breach of any of the mortgage loan seller's representations or warranties. We cannot assure you that a mortgage loan seller has or will have sufficient assets with which to fulfill any obligations on its part that may arise.

         Expenses incurred by the applicable master servicer, the applicable special servicer and the trustee with respect to enforcing any such obligation will be borne by the applicable mortgage loan seller, or if not, will be reimbursable out of one of the collection accounts to be maintained by the master servicers.

SERVICING OF THE MORTGAGE LOANS UNDER THE SERIES 2004-PWR3 POOLING AND SERVICING AGREEMENT

GENERAL

         The servicing and administration of the mortgage loans and any REO Properties in the trust fund (other than the Non-Trust-Serviced Pooled Mortgage Loans) will be governed by the series 2004-PWR3 pooling and servicing agreement. In this "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement" section, we describe some of the provisions of the series 2004-PWR3 pooling and servicing agreement relating to the servicing and administration of the mortgage loans and REO Properties subject thereto. You should refer to the accompanying prospectus, in particular the section captioned "Description of the Pooling and Servicing Agreements", for additional important information regarding provisions of the series 2004-PWR3 pooling and servicing agreement that relate to the rights and obligations of the master servicers and the special servicers.

         Each Non-Trust-Serviced Pooled Mortgage Loan is and will continue to be serviced and administered under the related Non-Trust Servicing Agreement. See "Servicing of the Non-Trust-Serviced Pooled Mortgage Loans" in this prospectus supplement. The Non-Trust Servicing Agreements are each similar, though not identical to, the series 2004-PWR3 pooling and servicing agreement.

         The master servicers and the special servicers will each be responsible for servicing and administering the mortgage loans and any REO Properties (other than Non-Trust-Serviced Pooled Mortgage Loans and any related REO Property) for which it is responsible, directly or through sub-servicers, in accordance with the Servicing Standard.

         In general, subject to the more specific discussions in the other subsections of this "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement" section, each master servicer will be responsible for the servicing and administration of--

         o all mortgage loans (other than any Non-Trust-Serviced Pooled Mortgage Loan) as to which it is the applicable master servicer and no Servicing Transfer Event has occurred, and

         o all worked-out mortgage loans (other than any Non-Trust-Serviced Pooled Mortgage Loan) as to which it is the applicable master servicer and no new Servicing Transfer Event has occurred.

         If a Servicing Transfer Event occurs with respect to any such mortgage loan, that mortgage loan will not be considered to be "worked-out" until all applicable Servicing Transfer Events with respect to such mortgage loan have ceased to exist as contemplated by the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement.

         The applicable special servicer, on the other hand, will generally be responsible for the servicing and administration of each mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan) as to which a Servicing Transfer Event has occurred and is continuing. The applicable special servicer will also be responsible for the administration of each REO Property (other than, if applicable, any REO Property related to any Non-Trust-Serviced Pooled Mortgage Loan).

         Despite the foregoing, the series 2004-PWR3 pooling and servicing agreement will require each master servicer:

         o to continue to collect information and, subject to that master servicer's timely receipt of information from the applicable special servicer or, in the case of any Non-Trust-Serviced Pooled Mortgage Loan, from the appropriate party under the related Non-Trust Servicing Agreement, prepare all reports to the certificate administrator and the trustee, as applicable, required to be collected or prepared with respect to any specially serviced mortgage loans (including, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan) and REO Properties as to which it is the applicable master servicer;

         o to continue to make any required monthly debt service advances with respect to any specially serviced mortgage loans and REO Properties (including, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan or any REO Property related thereto) as to which it is the applicable master servicer;

         o to continue to make any required servicing advances with respect to any specially serviced mortgage loans and REO Properties (other than, except to the limited extent described herein, any Non-Trust-Serviced Pooled Mortgage Loan or any REO Property related thereto) as to which it is the applicable master servicer; and

         o otherwise, to render other incidental services with respect to any specially serviced mortgage loans and REO Properties as to which it is the applicable master servicer.

         None of the master servicers or special servicers will have responsibility for the performance by any other master servicer or special servicer of its respective obligations and duties under the series 2004-PWR3 pooling and servicing agreement, unless the same party acts in all or any two such capacities.

         The applicable master servicer will transfer servicing of a mortgage loan to the applicable special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The applicable special servicer will return the servicing of that mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked-out, if and when all Servicing Transfer Events with respect to that mortgage loan cease to exist.

         In the case of a number of pooled mortgage loans, it is expected that the applicable master servicer may engage one or more sub-servicers whose rights to receive a specified subservicing fee cannot be terminated (except for cause), including by a successor master servicer.

         For so long as either Lion Industrial Portfolio Pooled Mortgage Loan, or any related REO Property, is part of the trust fund, the applicable master servicer and, if and when necessary, the applicable special servicer will be responsible for servicing and administering and will otherwise have duties to the holder of the related Lion Industrial Portfolio Non-Pooled Subordinate Loans under the series 2004-PWR3 pooling and servicing agreement. The servicing and administration of the Lion Industrial Portfolio Loan Group and any related REO Property are to be serviced for the benefit of the series 2004-PWR3 certificateholders and the holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans, as a collective whole. The Lion Industrial Portfolio Non-Pooled Subordinate Loans will not be part of the trust fund.

         Although each Non-Trust-Serviced Pooled Mortgage Loan is not serviced under the series 2004-PWR3 pooling and servicing agreement, the applicable master servicer will have certain duties with respect to each Non-Trust-Serviced Pooled Mortgage Loan under the series 2004-PWR3 pooling and servicing agreement including the following:

         o the applicable master servicer will be required to make advances of delinquent monthly debt service payments as described under "Description of the Offered Certificates -- Advances of Delinquent Monthly Debt Service Payments";

         o the applicable master servicer will promptly notify the trustee and the controlling class representative under the series 2004-PWR3 pooling and servicing agreement of any defaults by the master servicer or the special servicer under the related Non-Trust Servicing Agreement of which the applicable series 2004-PWR3 master servicer is aware; and

         o if there are at any time amounts due from the trust fund, as holder of a Non-Trust-Serviced Pooled Mortgage Loan, to any party under the intercreditor agreements for such Non-Trust-Serviced Pooled Mortgage Loan, the applicable master servicer will notify the applicable special servicer and the series 2004-PWR3 controlling class representative and will pay such amounts out of its collection account or from its own funds (provided that any such payment from its own funds will be considered a servicing advance).

         If the trustee is requested to take any action in its capacity as holder of a Non-Trust-Serviced Pooled Mortgage Loan under the related intercreditor agreement(s) or the related Non-Trust Servicing Agreement, or if the trustee receives actual notice of a default or event of default by any other party under the related Non-Trust Servicing Agreement, then (subject to the following paragraph) the trustee will notify (in writing), and act in accordance with the instructions of the series 2004-PWR3 controlling class representative; provided that, if those instructions are not provided within a reasonable time period (not to exceed five (5) business days) or if the trustee is not permitted (pursuant to the next paragraph) to follow those instructions, then the trustee will act at the direction of the holders of series 2004-PWR3 certificates entitled to a majority of the series 2004-PWR3 voting rights, or if no such direction is received within a reasonable time period (not to exceed five (5) business days), as it deems to be in the best interests of the series 2004-PWR3 certificateholders (as a collective whole); and provided further that the trustee may not approve the adoption of any successor servicing agreement for any Non-Trust-Serviced Pooled Mortgage Loan that is in replacement of the Non-Trust Servicing Agreement unless it receives written confirmation from each of Fitch and S&P that the servicing and administration of the Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property under that new servicing agreement would not result in a qualification, downgrade or withdrawal on a rating with respect to any class of certificates; and provided, further, that if the trustee's consent is sought with respect to any action under the related Non-Trust Servicing Agreement as to which, if such action were taken under the series 2004-PWR3 pooling and servicing agreement, would require written confirmation from Fitch or S&P that such action would not, in and of itself, result in a qualification, downgrade or withdrawal of any rating assigned by that rating agency to any class of series 2004-PWR3 certificates, then the trustee may not grant that consent without first having obtained that written confirmation, which confirmation, if not paid by another person, will be at the expense of the trust fund.

         Notwithstanding anything to the contrary, (a) the trustee shall not have any right or obligation to consult with or seek and/or obtain consent or approval from any controlling class representative prior to acting during the period following any resignation or removal of a controlling class representative and before a replacement is selected and (b) the series 2004-PWR3 controlling class representative may not direct the trustee to act, and the trustee is to ignore any direction for it to act, in any manner that would--

         o require or cause the trustee to violate applicable law, the terms of any mortgage loan or any other provision of the series 2004-PWR3 pooling and servicing agreement;

         o    result in an adverse tax consequence for the trust fund;

         o expose the trust, the parties to the series 2004-PWR3 pooling and servicing agreement or any of their respective affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability; or

         o expand the scope of the trustee's responsibilities under the series 2004-PWR3 pooling and servicing agreement.

         Each Non-Trust Servicing Agreement requires the consent of the trustee under the series 2004-PWR3 pooling and servicing agreement, as holder of the related pooled mortgage loan, to certain amendments to that Non-Trust Servicing Agreement that would adversely affect the rights of the trustee under the Series 2004-PWR3 pooling and servicing agreement, in that capacity.

         The section in the accompanying prospectus entitled "Description of the Pooling and Servicing Agreements--Some Matters Regarding the Servicer and the Depositor" discusses how each master servicer and special servicer may resign or assign its obligations under the series 2004-PWR3 pooling and servicing agreement.

THE INITIAL MASTER SERVICERS AND THE INITIAL SPECIAL SERVICERS

         General. Prudential Asset Resources, Inc. will act as master servicer with respect to those pooled mortgage loans sold by PMCF to us for deposit into the trust as well as the Lion Industrial Portfolio Non-Pooled Subordinate Loans. Wells Fargo Bank, National Association will act as master servicer with respect to those pooled mortgage loans sold by it to us for deposit into the trust and those pooled mortgage loans sold by BSCMI to us for deposit into the trust, except that Wells Fargo Bank, National Association will play a limited role in the servicing of the Non-Trust-Serviced Pooled Mortgage Loans. ARCap Servicing, Inc. will act as special servicer with respect to all of the pooled mortgage loans other than the Lion Industrial Portfolio Loan Group. Prudential Asset Resources, Inc. will act as special servicer with respect to the Lion Industrial Portfolio Loan Group.

         Prudential Asset Resources, Inc. PAR, a Delaware corporation, is a wholly owned subsidiary of PMCC, which is an indirect subsidiary of Prudential Financial, Inc. PAR is an affiliate of Prudential Mortgage Capital Funding, LLC, one of the mortgage loan sellers. PAR's principal servicing offices are located at 2200 Ross Avenue, Suite 4900E, Dallas, Texas 75201. As of September 30, 2003, PAR was responsible for overseeing the servicing of approximately 6,506 commercial and multifamily loans, with an approximate total principal balance of $36 billion.

         Wells Fargo Bank, National Association. WFB, a national banking association, provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. WFB is also the certificate administrator and tax administrator, and an affiliate of Wells Fargo Brokerage Services, LLC, the co-manager. WFB's principal servicing offices are located at 45 Fremont Street, 2nd Floor, San Francisco, California 94105. As of December 31, 2003, WFB was responsible for servicing approximately 6,325 commercial and multifamily mortgage loans, totaling approximately $41.76 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions. Wells Fargo & Company is the holding company for WFB. Wells Fargo & Company files reports with the Securities and Exchange Commission that are required under the Securities Exchange Act of 1934. Such reports include information regarding WFB and may be obtained at the website maintained by the Securities and Exchange Commission at http://www.sec.gov. WFB is also the master servicer under the series 2004-TOP13 pooling and servicing agreement, which is the principal agreement that governs the servicing and administration of the Trinity Centre Pooled Mortgage Loan, and under the series 2003-PWR2 pooling and servicing agreement, which is the principal agreement that governs the servicing and administration of the Carmel Mountain Plaza Pooled Mortgage Loan.

         ARCap Servicing, Inc. ARCap, a Delaware corporation, is a wholly owned subsidiary of ARCap REIT, Inc., headquartered in Irving, Texas. ARCap REIT, Inc. is the entity that is anticipated to be the initial series 2004-PWR3 controlling class representative. As of December 31, 2003, ARCap was the named special servicer on 34 CMBS transactions encompassing 5,518 loans with a legal balance of $35.6 billion. The portfolios include office, retail, multifamily, hospitality, industrial and other types of income producing properties in the United States, Canada and Puerto Rico. ARCap is also the special servicer under the series 2004-TOP13 pooling and servicing agreement, which is the Non-Trust Servicing Agreement for the Trinity Centre Pooled Mortgage Loan.

         The information set forth in this prospectus supplement concerning each of PAR, WFB and ARCap as an entity has been provided by that respective entity. Neither we nor the underwriters make any representation or warranty as to the accuracy or completeness of that information.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The Master Servicing Fee. The principal compensation to be paid to the master servicers with respect to their master servicing activities will be the master servicing fee. Master servicing fees earned with respect to any pooled mortgage loan will be payable to the applicable master servicer for that pooled mortgage loan.

         The master servicing fee:

         o will be earned with respect to each and every pooled mortgage loan, including--

              1. each such pooled mortgage loan (including each Non-Trust-Serviced Pooled Mortgage Loan), if any, that is a specially serviced mortgage loan,

              2. each such pooled mortgage loan, if any, as to which the corresponding mortgaged property has become an REO Property, and

              3. each such pooled mortgage loan as to which defeasance has occurred; and

         o    in the case of each such pooled mortgage loan, will--

              1. be calculated on the same interest accrual basis as that pooled mortgage loan, which will be a 30/360 Basis or an Actual/360 Basis, as applicable,

              2. accrue at a master servicing fee rate that, on a loan-by-loan basis, ranges from 0.01% per annum to 0.10% per annum,

              3. accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that pooled mortgage loan, and

              4. be payable monthly to the applicable master servicer from amounts received with respect to interest on that pooled mortgage loan.

As of the date of initial issuance of the series 2004-PWR3 certificates, the weighted average master servicing fee rate (which excludes any administrative fees payable to parties under any applicable Non-Trust Servicing Agreements as described below) for the mortgage pool will be 0.023% per annum.

         If a master servicer resigns or is terminated for any reason, that master servicer will be entitled to continue to receive a portion of the master servicing fee that accrues with respect to each pooled mortgage loan for which it is the applicable master servicer (including any Non-Trust-Serviced Pooled Mortgage Loan) at a specified number of basis points (which number of basis points may be zero). Any successor master servicer will be entitled to receive the other portion of that master servicing fee.

         The applicable master servicer will be entitled to a master servicing fee with respect to its master servicing activities relating to the Lion Industrial Portfolio Non-Pooled Subordinate Loans, which fee will be payable solely from interest collections on the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         The master servicers under the Non-Trust Servicing Agreements will be entitled to similar fees (which, together with other administrative fees payable under the applicable Non-Trust Servicing Agreement, are calculated at 0.03% per annum with respect to the Two Commerce Square Pooled Mortgage Loan, 0.03% per annum with respect to the Trinity Centre Pooled Mortgage Loan and 0.03% per annum with respect to the Carmel Mountain Plaza Pooled Mortgage Loan, respectively). Those fees (including those other administrative fees) are taken into account when calculating the related Mortgage Pass-Through Rates. Those fees (including those other administrative fees) are in addition to the master servicing fee payable to the applicable master servicer under the series 2004-PWR3 pooling and servicing agreement in connection with each Non-Trust-Serviced Pooled Mortgage Loan.

         Prepayment Interest Shortfalls. The series 2004-PWR3 pooling and servicing agreement will require each master servicer to make a non-reimbursable compensating interest payment on each distribution date in an amount equal to the total amount of Prepayment Interest Shortfalls (if any) incurred in connection with principal prepayments received during the most recently ended collection period with respect to pooled mortgage loans (other than any Non-Trust-Serviced Pooled Mortgage Loan) as to which that master servicer is the applicable master servicer, to the extent those Prepayment Interest Shortfalls arose from voluntary principal prepayments made by a borrower on such pooled mortgage loans that are not specially serviced mortgage loans or defaulted mortgage loans. Neither master servicer will be required to make a compensating interest payment in connection with involuntary principal prepayments (including those made out of insurance proceeds, condemnation proceeds or liquidation proceeds), principal prepayments accepted with the specific consent of the series 2004-PWR3 controlling class representative or on specially serviced mortgage loans or defaulted mortgage loans.

         Any payments made by a master servicer with respect to any distribution date to cover Prepayment Interest Shortfalls will be included in the Available Distribution Amount for that distribution date, as described under "Description of the Offered Certificates--Distributions" in this prospectus supplement. If the amount of Prepayment Interest Shortfalls incurred with respect to the pooled mortgage loans during any collection period exceeds the total of any and all payments made by the master servicers with respect to the related distribution date to cover those Prepayment Interest Shortfalls with respect to the pooled mortgage loans respectively being serviced by them, then the resulting Net Aggregate Prepayment Interest Shortfall will be allocated among the respective classes of the series 2004-PWR3 principal balance certificates, in reduction of the interest distributable on those certificates, on a pro rata basis as and to the extent described under "Description of the Offered Certificates--Distributions--Interest Distributions" in this prospectus supplement.

         Principal Special Servicing Compensation. The principal compensation to be paid to the special servicers with respect to their special servicing activities will be--

         o    the special servicing fee,

         o    the workout fee, and

         o    the liquidation fee.

         Special servicing fees, workout fees and liquidation fees earned with respect to the Lion Industrial Portfolio Pooled Mortgage Loans or any related REO Property will be payable to the Lion Industrial Portfolio special servicer, and any such fees earned with respect to any other mortgage loan or REO Property in the trust fund will be payable to the general special servicer.

         Special Servicing Fee.  The special servicing fee:

         o    will be earned with respect to--

              1. each specially serviced mortgage loan serviced by the applicable special servicer (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan), if any, and

              2. each mortgage loan serviced by the applicable special servicer (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan), if any, as to which the corresponding mortgaged property has become an REO Property;

         o in the case of each mortgage loan described in the foregoing bullet, will--

              1. be calculated on the same interest accrual basis as that mortgage loan, which will be a 30/360 Basis or an Actual/360 Basis, as applicable,

              2. accrue at a special servicing fee rate of 0.25% per annum, and

              3. accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that mortgage loan; and

         o except as otherwise described in the next paragraph, will be payable monthly from related liquidation proceeds, insurance proceeds or condemnation proceeds (if any) and then from general collections on all the pooled mortgage loans and any related REO Properties that are on deposit in the master servicers' collection accounts from time to time.

         Notwithstanding the foregoing, any special servicing fees earned with respect to the Lion Industrial Portfolio Loan Group will be payable out of any collections on or with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans and/or the Lion Industrial Portfolio Subordinate Noteholder's share of collections on any related REO Property then in the possession of the applicable master servicer prior to payment out of any collections described in the last bullet of the immediately preceding paragraph. Any special servicing fees earned with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans will be payable solely out of collections on the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         Workout Fee. The applicable special servicer will, in general, be entitled to receive a workout fee with respect to each mortgage loan worked out by such special servicer (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan). Except as otherwise described in the next sentence, the workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.00% to, each payment of interest, other than Default

Interest and Post-ARD Additional Interest, and each payment of principal received on the mortgage loan for so long as it remains a worked-out mortgage loan. Any workout fees earned with respect to the Lion Industrial Portfolio Loan Group will be payable out of any collections on or with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans and/or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder's share of collections on any related REO Property then in the possession of the applicable master servicer prior to payment out of any collections on the Lion Industrial Portfolio Pooled Mortgage Loans or any other pooled mortgage loans. Any workout fees earned with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans will be payable solely out of collections on the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         The workout fee with respect to any worked-out mortgage loan will cease to be payable if that worked-out mortgage loan again becomes a specially serviced mortgage loan or if the related mortgaged property becomes an REO Property. However, a new workout fee would become payable if the mortgage loan again became a worked-out mortgage loan after having again become a specially serviced mortgage loan.

         If a special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to mortgage loans (other than any Non-Trust-Serviced Pooled Mortgage Loan) that were worked-out by it (or, except in circumstances where that special servicer is terminated for cause, as to which the circumstances that constituted the applicable Servicing Transfer Event were resolved and the borrower has timely made at least one monthly debt service payment according to that work-out) and as to which no new Servicing Transfer Event had occurred as of the time of its termination or resignation. The successor to that special servicer will not be entitled to any portion of those workout fees.

         Although workout fees are intended to provide the special servicers with an incentive to perform their duties better, the payment of any workout fee will reduce amounts payable to the series 2004-PWR3 certificateholders.

         Liquidation Fee. The applicable special servicer will be entitled to receive a liquidation fee with respect to each specially serviced mortgage loan (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan) for which a full, partial or discounted payoff is obtained from the related borrower. The applicable special servicer will also be entitled to receive a liquidation fee with respect to any specially serviced mortgage loan or REO Property (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property) as to which it receives any liquidation proceeds, insurance proceeds or condemnation proceeds, except as described in the next paragraph. In each case, except as described in the next paragraph, the liquidation fee will be payable from, and will be calculated by application of a liquidation fee rate of 1.00% to, the related payment or proceeds, exclusive of any portion of that payment or proceeds that represents a recovery of Default Interest, late payment charges and/or Post-ARD Additional Interest.

         In general, no liquidation fee will be payable based on, or out of, proceeds received in connection with:

         o the repurchase or replacement of any mortgage loan in the trust fund by the related mortgage loan seller for a material breach of representation or warranty or a material document defect, in accordance with the related mortgage loan purchase agreement, as described under "Description of the Mortgage Pool; Cures, Repurchases and Substitutions" in this prospectus supplement;

         o the purchase of any Specially Designated Defaulted Pooled Mortgage Loan by the general special servicer or any single certificateholder or group of certificateholders of the series 2004-PWR3 controlling class or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder as described under "--Fair Value Purchase Option" below;

         o the purchase of the Lion Industrial Portfolio Pooled Mortgage Loans by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, as described under "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" below;

         o the purchase of any specially serviced mortgage loan or related property by any other creditor of the related borrower or any of its affiliates or other equity holders pursuant to a right under the related mortgage loan documents (provided that right is exercised within the period and in the manner required under those mortgage loan documents and the payment of the liquidation fee would not otherwise be covered by the price to be paid by that creditor);

         o the payoff or liquidation of any Non-Trust-Serviced Pooled Mortgage Loan under the related Non-Trust Servicing Agreement or the purchase of any Non-Trust-Serviced Pooled Mortgage Loan by a holder of a purchase option granted under the related Non-Trust Servicing Agreement; or

         o the purchase of all of the mortgage loans and REO Properties in the trust fund by any single certificateholder or group of certificateholders of the series 2004-PWR3 controlling class, the master servicers or either of them or the general special servicer in connection with the termination of the trust fund, as described under "Description of the Offered Certificates--Termination of the Series 2004-PWR3 Pooling and Servicing Agreement" in this prospectus supplement.

         Any liquidation fees earned with respect to the Lion Industrial Portfolio Pooled Mortgage Loans will be payable out of any collections on or with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans and/or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder's share of collections on any related REO Property then in the possession of the applicable master servicer prior to payment out of any collections on the Lion Industrial Portfolio Pooled Mortgage Loans or any other pooled mortgage loans. Any liquidation fees earned with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans will be payable solely out of collections on the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         Although liquidation fees are intended to provide the special servicers with an incentive to better perform their duties, the payment of any liquidation fee will reduce amounts payable to the series 2004-PWR3 certificateholders.

         Two Commerce Square, Trinity Centre and Carmel Mountain Plaza Pooled Mortgage Loans. If any Non-Trust-Serviced Pooled Mortgage Loan becomes specially serviced under the related Non-Trust Servicing Agreement, the special servicer thereunder will be entitled to compensation substantially similar in nature to that described above regarding special servicing fees, workout fees and liquidation fees.

         Additional Servicing Compensation. The following items collected on any mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan) will be allocated among the master servicers and the special servicers as additional compensation in accordance with the series 2004-PWR3 pooling and servicing agreement:

         o any late payment charges and Default Interest actually collected on the pooled mortgage loans, except to the extent that the series 2004-PWR3 pooling and servicing agreement requires the application of late payment charges and/or Default Interest to the payment or reimbursement of interest accrued on advances previously made on the related mortgage loan,

         o any Prepayment Interest Excesses arising from any principal prepayments on the pooled mortgage loans, and

         o any assumption fees, assumption application fees, modification fees, extension fees, consent fees, release fees, waiver fees, fees paid in connection with defeasance and earn-out fees or other similar fees.

         Each master servicer will be authorized to invest or direct the investment of funds held in its collection account, or in any escrow and/or reserve account maintained by it, in Permitted Investments. See "--Collection Accounts" below. Each master servicer--

         o will be entitled to retain any interest or other income earned on those funds, and

         o will be required to cover any losses of principal of those investments from its own funds, to the extent those losses are incurred with respect to investments made for that master servicer's benefit.

         Neither master servicer will be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding any of those accounts.

         Each special servicer will be authorized to invest or direct the investment of funds held in the related REO account in Permitted Investments. See "--REO Account" below. Each special servicer--

         o will be entitled to retain any interest or other income earned on those funds, and

         o will be required to cover any losses of principal of those investments from its own funds.

         Neither special servicer will be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company holding the REO account maintained by that special servicer.

         Any additional compensation payable to the applicable master servicer for the Lion Industrial Portfolio Non-Pooled Subordinate Loans or the Lion Industrial Portfolio special servicer with respect to the Lion Industrial Portfolio Non-Pooled Subordinate Loans will be payable solely from collections on the Lion Industrial Portfolio Non-Pooled Subordinate Loans and interest or other income earned on those collections.

         Payment of Expenses; Servicing Advances. Each of the master servicers, the special servicers, the trustee and the fiscal agent will be required to pay its overhead and any general and administrative expenses incurred by it in connection with its activities under the series 2004-PWR3 pooling and servicing agreement. The master servicers, the special servicers, the trustee and the fiscal agent will not be entitled to reimbursement for these expenses except as expressly provided in the series 2004-PWR3 pooling and servicing agreement.

         Any and all customary, reasonable and necessary out-of-pocket costs and expenses incurred by a master servicer or a special servicer in connection with the servicing or administration of a mortgage loan as to which a default, delinquency or other unanticipated event has occurred or is imminent, or in connection with the administration of any REO Property, will be servicing advances. The series 2004-PWR3 pooling and servicing agreement may also designate certain other expenses as servicing advances. Servicing advances will be reimbursable from future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property. In addition, each special servicer may periodically require the applicable master servicer to reimburse that special servicer for any servicing advances made by it with respect to a particular mortgage loan or REO Property. Upon so reimbursing a special servicer for any servicing advance, the applicable master servicer will be deemed to have made the advance.

         Notwithstanding any provision of the series 2004-PWR3 pooling and servicing agreement described herein to the contrary, the applicable special servicer must notify the applicable master servicer whenever a servicing advance is required to be made with respect to any specially serviced mortgage loan or REO Property, and the applicable master servicer must make the servicing advance, provided that--

         o the applicable special servicer must make (unless it determines such advance would not be recoverable) any servicing advance on a specially serviced mortgage loan or REO Property that is an emergency advance, and

         o the applicable special servicer may not make requests for servicing advances more frequently than once per calendar month.

         If a master servicer is required under the series 2004-PWR3 pooling and servicing agreement to make a servicing advance, but does not do so within ten days after the servicing advance is required to be made, then the trustee will be required:

         o if it has actual knowledge of the failure, to give the defaulting party notice of its failure; and

         o if the failure continues for one more business day, to make the servicing advance.

The fiscal agent must make any servicing advances that the trustee is required, but fails, to make.

         Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicers, the special servicers, the trustee or the fiscal agent will be obligated to make servicing advances that it or the applicable special servicer determines, in its reasonable, good faith judgment, would not be ultimately recoverable from expected collections on the related mortgage loan or REO Property. If the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent makes any servicing advance that it subsequently determines, in its reasonable, good faith judgment, is not recoverable from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that advance, together with interest on that advance, out of general collections on the mortgage loans and any REO Properties on deposit in that master servicer's collection account from time to time. Notwithstanding the provision described in the preceding sentence, such person will not be permitted to reimburse itself out of those general collections for any servicing advance related to the Lion Industrial Portfolio Loan Group that it has so determined is not recoverable, except to the extent that amounts collected on or in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans are insufficient for that reimbursement. The trustee and the fiscal agent may each conclusively rely on the determination of the applicable master servicer or the applicable special servicer regarding the nonrecoverability of any servicing advance. Absent bad faith, the determination by any authorized person that an advance constitutes a nonrecoverable advance as described above will be conclusive and binding.

         Any servicing advance (with interest) that has been determined to be a nonrecoverable advance with respect to the mortgage pool will be reimbursable from the collection accounts in the collection period in which the nonrecoverability determination is made. Any reimbursement of a nonrecoverable servicing advance (including interest accrued thereon) will be made first from the principal portion of current debt service advances and payments and other collections of principal on the mortgage pool (thereby reducing the Principal Distribution Amount otherwise distributable on the certificates on the related distribution date) prior to the application of any other general collections on the mortgage pool against such reimbursement. To the extent that the amount representing principal is insufficient to fully reimburse the party entitled to the reimbursement, then such party may elect at its sole option to defer the reimbursement of the portion that exceeds such amount (in which case interest will continue to accrue on the unreimbursed portion of the advance). To the extent that the reimbursement is made from principal collections, the Principal Distribution Amount otherwise payable on the series 2004-PWR3 certificates on the related distribution date will be reduced and a Realized Loss will be allocated (in reverse sequential order in accordance with the loss allocation rules described above under "--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses") to reduce the total principal balance of the series 2004-PWR3 certificates on that distribution date.

         Additionally, in the event that any servicing advance (including any interest accrued thereon) with respect to a defaulted pooled mortgage loan remains unreimbursed following the time that such pooled mortgage loan is modified and returned to performing status, the applicable master servicer, the trustee or the fiscal agent will be entitled to reimbursement for that advance (even though that advance has not been determined to be nonrecoverable), on a monthly basis, out of -- but solely out of -- the principal portion of current debt service advances and payments and other collections of principal on all the pooled mortgage loans after the application of those principal advances and principal payments and collections to reimburse any party for nonrecoverable servicing advances (as described in the prior paragraph) and/or nonrecoverable debt service advances as described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments" (thereby reducing the Principal Distribution Amount otherwise distributable on the related distribution date). If any such advance is not reimbursed in whole on any distribution date due to insufficient principal advances and principal collections during the related collection period, then the portion of that advance which remains unreimbursed will be carried over (with interest thereon continuing to accrue) for reimbursement on the following distribution date (to the extent of principal collections available for that purpose). If any such advance, or any portion of any such advance, is determined, at any time during this reimbursement process, to be ultimately nonrecoverable out of collections on the related pooled mortgage loan, then the applicable master servicer, the trustee, or the fiscal agent, as applicable, will be entitled to immediate reimbursement as a nonrecoverable advance in an amount equal to the portion of that advance that remains outstanding, plus accrued interest (as described in the preceding paragraph). The reimbursement of advances on worked-out loans from principal advances and collections of principal as described in the first sentence of this paragraph during any collection period will result in a reduction of the Principal Distribution Amount otherwise distributable on the certificates on the related distribution date but will not result in the allocation of a Realized Loss on such distribution date (although a Realized Loss may subsequently arise if the amount reimbursed to the applicable master servicer, the trustee or the fiscal agent ultimately turns out to be nonrecoverable from the proceeds of the mortgage loan).

         In general, none of the master servicers, the special servicers, the trustee or the fiscal agent will be required to make any servicing advances with respect to the Non-Trust-Serviced Pooled Mortgage Loans under the series 2004-PWR3 pooling and servicing agreement. Those advances will be made by the applicable master servicer, applicable special servicer and/or another party under the related Non-Trust Servicing Agreement.

         The pooling and servicing agreement will also permit the applicable master servicer, and require the applicable master servicer at the direction of the applicable special servicer if a specially serviced mortgage loan or REO Property (other than any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property) is involved, to pay directly out of that master servicer's collection account any servicing expense that, if advanced by that master servicer or special servicer, would not be recoverable (together with interest on the advance) from expected collections on the related mortgage loan or REO Property. This is only to be done, however, when the applicable master servicer or the applicable special servicer, as the case may be, has determined in accordance with the Servicing Standard that making the payment is in the best interests of the series 2004-PWR3 certificateholders and, if affected, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder (as a collective whole). In addition, if the servicing expense relates to the Lion Industrial Portfolio Loan Group, the applicable master servicer will not be permitted to pay that servicing expense from general collections on the mortgage loans and any REO Properties in the trust fund on deposit in that master servicer's collection account, except to the extent that amounts collected on or in respect of the related Lion Industrial Portfolio Non-Pooled Subordinate Loans are insufficient for that payment. Furthermore, any payment directly out of the collection account described above will be subject to the same limitations that apply to the reimbursement of nonrecoverable advances.

         The master servicers, the special servicers, the trustee and the fiscal agent will each be entitled to receive interest on servicing advances made by that entity. The interest will accrue on the amount of each servicing advance for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable--

         o first, out of any Default Interest and late payment charges on the pooled mortgage loans in respect of which the advance was made that are collected after the accrual of that advance interest, and

         o then, but only if the advance has been or is being reimbursed and if and to the extent that the late payment charges and Default Interest referred to in the prior bullet are insufficient to cover the advance interest, out of general collections on the mortgage loans and any REO Properties on deposit in the master servicers' collection accounts (or, alternatively, solely if the servicing advance relates to the Lion Industrial Portfolio Loan Group, to the maximum extent possible, out of collections on the related Lion Industrial Portfolio Non-Pooled Subordinate Loans).

         If any servicing advances are made with respect to a Non-Trust-Serviced Pooled Mortgage Loan under the related Non-Trust Servicing Agreement, the party making that advance will be entitled to be reimbursed with interest at the prime rate specified above.

         Interest so accrued on outstanding servicing advances will result in a reduction in amounts payable on the series 2004-PWR3 certificates (to the extent that interest is not covered by Default Interest and/or late payment charges as described above). Because of the provisions of the series 2004-PWR3 pooling and servicing agreement and the intercreditor agreements relating to the priority of the application of collections and the entitlements of various parties under those agreements, prospective investors in the series 2004-PWR3 certificates should assume that if any amounts of Default Interest and/or late payment charges are available at all for the payment of interest accrued on servicing advances, those amounts will be de minimis. Prospective investors should assume that no Default Interest or late payment charges will be available with respect to any Non-Trust-Serviced Pooled Mortgage Loan under the series 2004-PWR3 pooling and servicing agreement to offset interest on any related advances.

THE SERIES 2004-PWR3 CONTROLLING CLASS REPRESENTATIVE

         Controlling Class. As of any date of determination, the controlling class of series 2004-PWR3 certificateholders will be the holders of the most subordinate class of series 2004-PWR3 principal balance certificates then outstanding that has a total principal balance that is not less than 25% of that class's original total principal balance. However, if no class of series 2004-PWR3 principal balance certificates has a total principal balance that satisfies this requirement, then the controlling class of series 2004-PWR3 certificateholders will be the holders of the most subordinate class of series 2004-PWR3 principal balance certificates then outstanding that has a total principal balance greater than zero. For purposes of determining the series 2004-PWR3 controlling class, the class A-1, A-2, A-3 and A-4 certificates will represent a single class.

         Election of the Series 2004-PWR3 Controlling Class Representative. The holders of series 2004-PWR3 certificates representing more than 50% of the total principal balance of the series 2004-PWR3 controlling class, will be entitled to--

         o select a representative having the rights and powers described under "--Rights and Powers of the Series 2004-PWR3 Controlling Class Representative" below, or

         o replace an existing series 2004-PWR3 controlling class representative.

         The certificate administrator will be required to notify promptly all the certificateholders of the series 2004-PWR3 controlling class that they may select a series 2004-PWR3 controlling class representative upon:

         o the receipt by the certificate administrator of written requests for the selection of a series 2004-PWR3 controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the series 2004-PWR3 controlling class;

         o the resignation or removal of the person acting as series 2004-PWR3 controlling class representative; or

         o a determination by the certificate administrator that the controlling class of series 2004-PWR3 certificateholders has changed.

         The notice will explain the process for selecting a series 2004-PWR3 controlling class representative. The appointment of any person as a series 2004-PWR3 controlling class representative subsequent to ARCap REIT, Inc. will not be effective until that person provides the certificate administrator with--

         1.   written confirmation of its acceptance of its appointment,

         2. written confirmation of its agreement to keep confidential, for so long as reports with respect to the trust fund are to be filed with the SEC under the Securities Exchange Act of 1934, as amended, all information received by it with respect to the trust fund that has not been filed with the SEC,

         3. an address and telecopy number for the delivery of notices and other correspondence, and

         4. a list of officers or employees of the person with whom the parties to the series 2004-PWR3 pooling and servicing agreement may deal, including their names, titles, work addresses and telecopy numbers.

         ARCap REIT, Inc. is expected to be the initial series 2004-PWR3 controlling class representative.

         Resignation and Removal of the Series 2004-PWR3 Controlling Class Representative. The series 2004-PWR3 controlling class representative may at any time resign by giving written notice to the certificate administrator, the trustee, the special servicers, the master servicers and each certificateholder of the series 2004-PWR3 controlling class. The holders of series 2004-PWR3 certificates representing more than 50% of the total principal balance of the series 2004-PWR3 controlling class will be entitled to remove any existing series 2004-

PWR3 controlling class representative by giving written notice to the certificate administrator, the trustee, the special servicers, the master servicers and the existing series 2004-PWR3 controlling class representative.

         Notwithstanding anything to the contrary, the trustee will not be obligated to consult with or to seek and/or obtain consent or approval from the series 2004-PWR3 controlling class representative prior to acting during the period following any resignation or removal of the series 2004-PWR3 controlling class representative and before a replacement is selected.

         Rights and Powers of the Series 2004-PWR3 Controlling Class Representative. No later than approximately 45 days after the occurrence of a Servicing Transfer Event with respect to any specially serviced mortgage loan (other than any Non-Trust Serviced Pooled Mortgage Loan), the applicable special servicer must, in general, deliver to the series 2004-PWR3 controlling class representative, among others, an asset status report with respect to that mortgage loan and the related mortgaged property or properties. That asset status report is required to include the following information to the extent reasonably determinable:

         o a summary of the status of the subject specially serviced mortgage loan and any negotiations with the related borrower;

         o a discussion of the general legal and environmental considerations reasonably known to the applicable special servicer, consistent with the Servicing Standard, that are applicable to the exercise of remedies set forth in the series 2004-PWR3 pooling and servicing agreement and to the enforcement of any related guaranties or other collateral for the related specially serviced mortgage loan and whether outside legal counsel has been retained;

         o the most current rent roll and income or operating statement available for the related mortgaged property or properties;

         o a summary of the applicable special servicer's recommended action with respect to the specially serviced mortgage loan;

         o the appraised value of the related mortgaged property or properties, together with the assumptions used in the calculation thereof; and

         o such other information as the applicable special servicer deems relevant in light of the Servicing Standard.

         The applicable special servicer will be required to implement the recommended action as outlined in that asset status report if--

         o the series 2004-PWR3 controlling class representative affirmatively approves in writing an asset status report,

         o within ten business days after receiving an asset status report, the series 2004-PWR3 controlling class representative does not object to the report in writing, or

         o within ten business days after receiving an asset status report, the series 2004-PWR3 controlling class representative objects to the report in writing and the applicable special servicer makes a determination in accordance with the Servicing Standard that the objection is not in the best interests of all the certificateholders and, if affected thereby, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, as a collective whole.

         The applicable special servicer must revise that asset status report and deliver to the series 2004-PWR3 controlling class representative, among other persons, the revised asset status report if the series 2004-PWR3 controlling class representative objects to the initial version of the asset status report within ten business days after receiving it and the applicable special servicer does not make a determination in accordance with the Servicing Standard that the objection is not in the best interests of all the certificateholders and, if affected thereby, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, as a collective whole. That revised asset status report must be delivered as soon as practicable, but in no event later than 30 days after the objection by the series 2004-PWR3 controlling class representative. The applicable special servicer must continue to revise the asset status report until the earliest of:

         o the affirmative approval in writing of the report by the series 2004-PWR3 controlling class representative;

         o the failure of the series 2004-PWR3 controlling class representative to disapprove the report in writing within ten business days of its receipt thereof; and

         o the passage of 90 days from the date of preparation of the initial version of the asset status report.

Following the earliest of these events, the applicable special servicer will implement the recommended action as outlined in the most recent version of the asset status report, provided that the applicable special servicer may not take any action that is contrary to applicable law or the terms of the applicable loan documents.

         The applicable special servicer may, from time to time, modify any asset status report it has previously delivered and implement the new action in the revised report so long as the revised report has been prepared, reviewed and either approved or not rejected as described above. In addition, the applicable special servicer may take any action set forth in an asset status report before the expiration of the ten-business day period during which the series 2004-PWR3 controlling class representative may reject the report if--

         o the applicable special servicer has reasonably determined that failure to take that action would materially and adversely affect the interests of the series 2004-PWR3 certificateholders or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, and

         o it has made a reasonable effort to contact the series 2004-PWR3 controlling class representative.

         The applicable special servicer may not take any action inconsistent with an asset status report that has been adopted as described above, unless that action would be required in order to act in accordance with the Servicing Standard.

         In addition, the applicable special servicer generally will not be permitted to take or consent to the applicable master servicer taking any of the following actions not otherwise covered by an approved asset status report, unless and until the applicable special servicer has notified the series 2004-PWR3 controlling class representative and the series 2004-PWR3 controlling class representative has consented (or failed to object) thereto in writing within ten business days of having been notified thereof in writing and provided with all reasonably requested information by it (or, in the case of a proposed action for which the applicable master servicer has requested approval from the applicable special servicer, within any shorter period during which that special servicer is initially entitled to withhold consent without being deemed to have approved the action):

         o any foreclosure upon or comparable conversion of the ownership of the property or properties securing any specially serviced mortgage loan that comes into and continues in default;

         o any modification, amendment or waiver of any term (excluding the waiver of any due-on-sale or due-on-encumbrance clause, which are addressed separately below) of (a) any specially serviced mortgage loan or (b) any mortgage loan that is not a specially serviced mortgage loan and, unless the proposed modification or waiver would involve an extension of maturity or certain waivers of Post-ARD Additional Interest, has an unpaid principal balance of $2,500,000 or more;

          o any acceptance of a discounted payoff with respect to any specially serviced mortgage loan;

          o any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address any hazardous materials located at an REO Property;

          o any release of collateral for any mortgage loan (except that, in circumstances where either (x) both (A) the relevant mortgage loan is not a specially serviced mortgage loan and has an outstanding principal balance of less than $2,500,000 and (B) the release of collateral is not conditioned on obtaining the consent of the lender under the related mortgage loan documents, or (y) the release of collateral is made upon a satisfaction of the subject mortgage loan, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative);

          o any acceptance of substitute or additional collateral for a mortgage loan (except that in circumstances where either (x) the relevant mortgage loan is not a specially serviced mortgage loan and has an outstanding principal balance of less than $2,500,000 or (y) the acceptance of the substitute or additional collateral is not conditioned on obtaining the consent of the lender, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative);

          o any releases of letters of credit, reserve funds or other collateral with respect to a mortgaged property (except that, in circumstances where either (x) the relevant mortgage loan is not a specially serviced mortgage loan and has a principal balance of less than $2,500,000 or (y) the release of the applicable letter of credit, reserve funds or other collateral is not conditioned on obtaining the consent of the lender, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative);

          o any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged property (except that, in circumstances where the relevant mortgage loan is not a specially serviced mortgage loan and has a principal balance of less than $2,500,000, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative);

          o any approval of the assignment of the mortgaged property securing any mortgage loan to and assumption of such mortgage loan by another Person, any waiver of a "due-on-sale" clause in any mortgage loan, any approval of a further encumbrance of the mortgaged property securing any mortgage loan or any waiver of a "due-on-encumbrance" clause in any mortgage loan (except that, in circumstances where the relevant mortgage loan is not a specially serviced mortgage loan and has a principal balance of less than $2,500,000, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative); or

          o any determination as to whether any type of property-level insurance is required under the terms of any pooled mortgage loan, is available at commercially reasonable rates, is available for similar types of properties in the area in which the related mortgaged property is located or any other determination or exercise of discretion with respect to property-level insurance (except that, in circumstances where the relevant mortgage loan is not a specially serviced mortgage loan and has a principal balance of less than $2,500,000, the consent of (or failure to object by) the series 2004-PWR3 controlling class representative will not constitute a condition to the taking of or consent to such action by the applicable special servicer but the applicable special servicer must deliver notice of such action to the series 2004-PWR3 controlling class representative).

         However, the applicable special servicer may take any of the actions described above without waiting for the response of the series 2004-PWR3 controlling class representative if the applicable special servicer determines that immediate action is necessary to protect the interests of the series 2004-PWR3 certificateholders and, if affected thereby, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, as a collective whole.

         Furthermore, the series 2004-PWR3 controlling class representative may, in general, direct the applicable special servicer to take, or to refrain from taking, any actions as that representative may deem advisable with respect to the servicing and administration of specially serviced mortgage loans and REO Properties (other than any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property) or as to which provision is otherwise made in the series 2004-PWR3 pooling and servicing agreement.

         The series 2004-PWR3 controlling class representative will not have the rights otherwise described above in connection with any special servicing actions involving any Non-Trust-Serviced Pooled Mortgage Loan. A particular group or class of securityholders in connection with another commercial securitization or its or their designee or representative will generally have substantially similar rights under the related Non-Trust Servicing Agreement with respect to the applicable Non-Trust-Serviced Pooled Mortgage Loan as the series 2004-PWR3 controlling class representative has under the series 2004-PWR3 pooling and servicing agreement with respect to pooled mortgage loans other than Non-Trust-Serviced Pooled Mortgage Loans. However, the series 2004-PWR3 controlling class representative will be entitled to exercise any consultation rights granted under the intercreditor agreement for a Non-Trust-Serviced Pooled Mortgage Loan in connection with special servicing actions proposed to be taken by the applicable special servicer under the related Non-Trust Servicing Agreement.

         The series 2004-PWR3 controlling class representative will not have the rights otherwise described above with respect to the Lion Industrial Portfolio Loan Group unless a Lion Industrial Portfolio Change of Control Event exists and will not, regardless of whether a Lion Industrial Portfolio Change of Control Event exists, at any time have the right to direct certain decisions related to property releases or property substitutions of the related mortgaged properties. See "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" below.

         Notwithstanding the provisions described above, the series 2004-PWR3 controlling class representative may not direct the applicable special servicer to act, and the applicable special servicer is to ignore any direction for it to act, in any manner that would--

         o require or cause the applicable special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the series 2004-PWR3 pooling and servicing agreement, including that party's obligation to act in accordance with the Servicing Standard;

         o    result in an adverse tax consequence for the trust fund;

         o expose the trust, the parties to the series 2004-PWR3 pooling and servicing agreement or any of their respective affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability; or

         o materially expand the scope of a master servicer's or the applicable special servicer's responsibilities under the series 2004-PWR3 pooling and servicing agreement.

         Also notwithstanding the foregoing, the Lion Industrial Portfolio special servicer will not be obligated to obtain the approval of or accept direction from the series 2004-PWR3 controlling class representative regarding any asset status report or the actions contemplated by that report with respect to the Lion Industrial Portfolio Loan

Group, or to even prepare any asset status report with respect to the Lion Industrial Portfolio Loan Group, or otherwise obtain approval of or accept direction from the series 2004-PWR3 controlling class representative with respect to any servicing action involving the Lion Industrial Portfolio Loan Group, unless a Lion Industrial Portfolio Change of Control Event has occurred and is continuing. Instead, the Lion Industrial Portfolio special servicer will be required to obtain the approval of or accept direction from the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, unless a Lion Industrial Portfolio Change of Control Event has occurred and is continuing. However, solely for informational purposes, the applicable special servicer will prepare a report containing information similar to that found in an asset status report for the series 2004-PWR3 controlling class representative with respect to the Lion Industrial Portfolio Loan Group if those loans become specially serviced.

         The series 2004-PWR3 pooling and servicing agreement may describe potential actions of the applicable special servicer in addition to those described above that would require the consent or deemed consent of or are subject to direction of the series 2004-PWR3 controlling class representative.

         When reviewing the rest of this "Servicing Under the Series 2004-PWR3 Pooling and Servicing Agreement" section, it is important that you consider the effects that the rights and powers of the series 2004-PWR3 controlling class representative discussed above could have on the actions of the applicable special servicer.

         Liability to Borrowers. In general, any and all expenses of the series 2004-PWR3 controlling class representative are to be borne by the holders of the series 2004-PWR3 controlling class, in proportion to their respective percentage interests in that class, and not by the trust fund. However, if a claim is made against the series 2004-PWR3 controlling class representative by a borrower with respect to the pooling and servicing agreement or any particular mortgage loan, the series 2004-PWR3 controlling class representative is to notify immediately the trustee, the certificate administrator, the applicable master servicer and the applicable special servicer. Subject to the discussion under "Description of the Pooling and Servicing Agreements--Some Matters with Respect to the Servicer and the Depositor" in the accompanying prospectus, the applicable special servicer will assume the defense of the claim on behalf of and at the expense of the trust fund against the series 2004-PWR3 controlling class representative, but only if--

         o the applicable special servicer, the applicable master servicer, the trustee, the certificate administrator, the fiscal agent or the trust are also named parties to the same action, and

         o    in the sole judgment of the applicable special servicer,

              1. the series 2004-PWR3 controlling class representative acted in good faith, without negligence or willful misfeasance, with regard to the particular matter at issue, and

              2. there is no potential for a special servicer, a master servicer, the certificate administrator, the trustee, the fiscal agent or the trust to be an adverse party in the action as regards the series 2004-PWR3 controlling class representative.

         Liability to the Trust Fund and Certificateholders. The series 2004-PWR3 controlling class representative may have special relationships and interests that conflict with those of the holders of one or more classes of the series 2004-PWR3 certificates, may act solely in the interests of the holders of the controlling class of series 2004-PWR3 certificates, does not have any duty to the holders of any class of series 2004-PWR3 certificates other than the controlling class of series 2004-PWR3 certificates and may take actions that favor the interests of the holders of the controlling class of series 2004-PWR3 certificates over those of other classes of series 2004-PWR3 certificates. It will have no liability to any other series 2004-PWR3 certificateholders for having acted as described above and those other series 2004-PWR3 certificateholders may not take any action against it for having acted as described above.

         Beneficial Owners of the Controlling Class. If the controlling class of series 2004-PWR3 certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the certificate administrator, will be entitled--

         o to receive all notices described above under this "--The Series 2004-PWR3 Controlling Class Representative" section, and

         o to exercise directly all rights described above under this "--The Series 2004-PWR3 Controlling Class Representative" section,

that it otherwise would if it were the registered holder of certificates of the series 2004-PWR3 controlling class.

THE LION INDUSTRIAL PORTFOLIO NON-POOLED SUBORDINATE NOTEHOLDER

         Except under the circumstances described below in this "The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" section, the applicable master servicer and the Lion Industrial Portfolio special servicer will be required to obtain the prior written consent of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder prior to taking any of the following actions (which consent may be deemed given under the circumstances contemplated by the related intercreditor agreement):

         o any proposed foreclosure upon or comparable conversion (which may include acquisition as an REO Property) of the ownership of any Lion Industrial Portfolio Mortgaged Property and the other collateral securing the Lion Industrial Portfolio Loan Group if it comes into and continues in default or other enforcement action under the loan documents;

         o any proposed modification, amendment or waiver of a monetary term (including, without limitation, the timing of payments or forgiveness of interest or principal, but excluding any term relating to late charges) or any material non-monetary term of the Lion Industrial Portfolio Loan Group;

         o any proposed successor property manager with respect to, or any material alteration of, any of the Lion Industrial Portfolio Mortgaged Properties;

         o any waiver of the requirements under the Lion Industrial Portfolio Loan Group with respect to property insurers or the manner in which payments or other collections on the Lion Industrial Portfolio Loan Group are held and/or invested;

         o any proposed sale of any of the Lion Industrial Portfolio Mortgaged Properties or transfer of an interest in the related borrower or any of the Lion Industrial Portfolio Mortgaged Properties;

         o any acceptance of a discounted payoff of the Lion Industrial Portfolio Loan Group;

         o any determination to bring any Lion Industrial Portfolio Mortgaged Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at any Lion Industrial Portfolio Mortgaged Property;

         o any material release of collateral for the Lion Industrial Portfolio Loan Group (other than in accordance with the terms of, or upon satisfaction of, the Lion Industrial Portfolio Loan Group) or any release of the related borrower or any guarantor;

         o any acceptance of substitute or additional collateral for the Lion Industrial Portfolio Loan Group (other than in accordance with the terms of the Lion Industrial Portfolio Loan Group);

         o    any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

         o any acceptance of an assumption agreement releasing the related borrower from liability under the Lion Industrial Portfolio Loan Group;

         o the appointment or removal of any sub-servicer for the Lion Industrial Portfolio Loan Group (other than in connection with the trustee becoming the successor thereto pursuant to the terms of the series 2004-PWR3 pooling and servicing agreement);

         o any renewal or replacement of the then existing insurance policies with respect to the Lion Industrial Portfolio Loan Group to the extent that such renewal or replacement policy does not comply with the terms of the loan documents or any waiver, modification or amendment of any insurance requirements under the loan documents, in each case if the mortgagee's approval is required under the loan documents;

         o the approval of a material capital expenditure, if mortgagee's approval is required under the loan documents;

         o the approval of additional indebtedness secured by any Lion Industrial Portfolio Mortgaged Property, if mortgagee's approval is required under the loan documents; and

         o any adoption or approval of a plan in bankruptcy of the related borrower;

provided, that in the event that the applicable master servicer or the Lion Industrial Portfolio special servicer determines in accordance with the Servicing Standard that immediate action is necessary to protect the interests of the Certificateholders and the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder (as a collective whole), the applicable master servicer or the Lion Industrial Portfolio special servicer may take any such action without waiting for the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder's response. In addition, the applicable master servicer or the Lion Industrial Portfolio special servicer will not be obligated to seek approval from the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder for any actions to be taken by it if: (i) the applicable master servicer or the Lion Industrial Portfolio special servicer, as applicable, notified the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder in writing of various actions that the applicable master servicer or the Lion Industrial Portfolio special servicer, as applicable, proposes to take with respect to the workout or liquidation of the Lion Industrial Portfolio Loan Group; and (ii) for 60 days following the first such notice, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder has objected to all of those proposed actions and has failed to suggest any alternative actions that the applicable master servicer or the Lion Industrial Portfolio special servicer considers to be consistent with the Servicing Standard.

         If and for so long as any Lion Industrial Portfolio Change of Control Event exists, then the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will not have the rights and powers described above in this "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" section, and neither the applicable master servicer nor the Lion Industrial Portfolio special servicer will be required to consult with or seek the consent of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder with respect to any of the matters contemplated above. Instead, the series 2004-PWR3 controlling class representative will have such rights and the applicable master servicer or the Lion Industrial Portfolio special servicer will be required to consult with or seek the consent of the series 2004-PWR3 controlling class representative with respect to any of the matters contemplated above. Notwithstanding the foregoing, whether or not a Lion Industrial Portfolio Change of Control Event exists, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will be entitled to make decisions and direct the applicable master servicer and applicable special servicer related to property releases and property substitutions with respect to the related mortgaged properties.

         Notwithstanding the foregoing, no advice, direction or objection given or made by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder or the series 2004-PWR3 controlling class representative, as contemplated by the second preceding paragraph, may, and the applicable master servicer and the Lion Industrial Portfolio special servicer are each to ignore any advice, direction or objection so given that in its reasonable judgment would:

         o require or cause the applicable master servicer or the Lion Industrial Portfolio special servicer to violate applicable law, the terms of the Lion Industrial Portfolio Loan Group or the related intercreditor agreement or any other provision of the series 2004-PWR3 pooling and servicing agreement, including that party's obligation to act in accordance with the Servicing Standard;

         o    result in an adverse tax consequence for the trust fund; or

         o expand the scope of the applicable master servicer's or the Lion Industrial Portfolio special servicer's responsibilities under the series 2004-PWR3 pooling and servicing agreement.

         In addition, unless a Lion Industrial Portfolio Change of Control Event exists, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may communicate with, respond to requests from, and deliver any proposals to, the related borrower with respect to the items set forth above in respect of the Lion Industrial Portfolio Loan Group, the Lion Industrial Portfolio Mortgaged Properties and the related borrower, and may forward copies of such communications or proposals to the holders of the Lion Industrial Portfolio Pooled Mortgage Loans. The applicable master servicer or the Lion Industrial Portfolio special servicer, as the case may be, will be required to follow the recommendations of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder with respect to such items set forth in the immediately preceding sentence, unless such master servicer or special servicer, as the case may be, determines that following such recommendations would violate the Servicing Standard.

         Unless a Lion Industrial Portfolio Change of Control Event exists:

         o the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will have the sole right to appoint and remove the Lion Industrial Portfolio special servicer, with or without cause; provided that the special servicer appointed by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder satisfies the eligibility requirements of the Lion Industrial Portfolio special servicer set forth in the series 2004-PWR3 pooling and servicing agreement;

         o neither the applicable master servicer nor the Lion Industrial Portfolio special servicer may enter into any sub-servicing agreement with respect to the Lion Industrial Portfolio Loan Group without the consent of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder;

         o the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may require the applicable master servicer or the Lion Industrial Portfolio special servicer to terminate any particular sub-servicing agreement with respect to the Lion Industrial Portfolio Loan Group; and

         o if PAR is no longer a master servicer, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may require the applicable master servicer to--

              1. appoint a sub-servicer, acceptable to the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder in its sole discretion, with respect to the Lion Industrial Portfolio Loan Group, and

              2. delegate all of its primary servicing responsibilities and duties, and assign all of its corresponding master servicing compensation (exclusive of a portion of the corresponding master servicing fee that is in excess of a reasonable primary servicing fee), with respect to the Lion Industrial Portfolio Loan Group to that sub-servicer.

         For so long as a Lion Industrial Portfolio Change of Control Event exists, the foregoing rights of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder with respect to the Lion Industrial Portfolio Loan Group will instead be exercisable by the series 2004-PWR3 controlling class representative. The rights referred to in the last bullet above may have a material adverse effect on the ability of the trust fund to obtain a successor to PAR as master servicer.

         In addition, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will be entitled (subject to certain terms and conditions set forth in the related intercreditor agreement) to cure monetary events of default under the Lion Industrial Portfolio Loan Group, in which case the Lion Industrial Portfolio special servicer will refrain from taking any action against the related borrower, any related guarantor or any Lion Industrial Portfolio Mortgaged Property. The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may exercise such right to cure within 10 days after the later of receipt of notice or expiration of the grace period.

         The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will also have the option to purchase the Lion Industrial Portfolio Pooled Mortgage Loans if an event of default under the Lion Industrial Portfolio Loan Group occurs and the Lion Industrial Portfolio Loan Group becomes specially serviced. See "Description of the Mortgage Pool - Subordinate and Additional Financing" in this prospectus supplement.

         The initial Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will be The Prudential Insurance Company of America which is an affiliate of the initial special servicer for the Lion Industrial Portfolio Loan Group, and an affiliate of one of the initial master servicers.

         The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may have relationships and interests that conflict with those of the series 2004-PWR3 certificateholders. It has no obligations to the series 2004-PWR3 certificateholders and may act solely in its own interests. No series 2004-PWR3 certificateholder may take any action against the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder for acting solely in its own interests.

         The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may appoint a representative to exercise its rights described above.

         When reviewing the rest of this "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement" section, it is important that you consider the effects that the rights and powers of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder discussed above could have on the actions of the applicable master servicer or the Lion Industrial Portfolio special servicer.

REPLACEMENT OF THE SPECIAL SERVICERS

        The series 2004-PWR3 controlling class representative may remove the existing general special servicer, with or without cause, and appoint a successor to that special servicer, except that, if the removal is without cause, the cost of transferring the special servicing responsibilities for that special servicer will be the responsibility of the series 2004-PWR3 controlling class certificateholders. In addition, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder may remove the existing Lion Industrial Portfolio special servicer, with or without cause, and appoint a successor to that special servicer, except that, if the removal is without cause, the cost of transferring the special servicing responsibilities for that special servicer will be the responsibility of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, and further except that, if any Lion Industrial Portfolio Change of Control Event exists, then the series 2004-PWR3 controlling class representative, and not the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, will be entitled to exercise those rights. However, in either case, any such appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of:

         1. written confirmation from each of Fitch and S&P that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the series 2004-PWR3 certificates; provided, however, that, if so provided in the series 2004-PWR3 pooling and servicing agreement, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder is entitled to remove the Lion Industrial Portfolio special servicer with respect to the Lion Industrial Portfolio Loan Group, without obtaining written confirmation from Fitch or S&P, in order to replace that special servicer with a person controlled by PMCF, The Prudential Insurance Company of America or any affiliate thereof; and

         2. the written agreement of the proposed successor to be bound by the terms and conditions of the series 2004-PWR3 pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the series 2004-PWR3 pooling and servicing agreement against the proposed successor.

         In connection with any termination as described in the preceding paragraph, the terminated special servicer will be entitled to:

         o payment out of the applicable master servicer's collection account for all accrued and unpaid special servicing fees, workout fees and liquidation fees and additional special servicing compensation to which it is otherwise then entitled;

         o reimbursement by its successor for any outstanding servicing advances made by the terminated special servicer, together with interest; and

         o continued rights to indemnification as described under "Description of the Pooling and Servicing Agreements--Some Matters Regarding the Servicer and the Depositor" in the accompanying prospectus.

Upon reimbursement as described in the second bullet of the prior sentence, any advance will be treated as if it were made by that successor to the terminated special servicer.

MAINTENANCE OF INSURANCE

         In the case of each mortgage loan (excluding any Non-Trust-Serviced Pooled Mortgage Loan), the applicable master servicer will be required to use reasonable efforts consistent with the Servicing Standard to cause the related borrower to maintain (including identifying the extent to which a borrower is maintaining insurance coverage and, if the borrower does not so maintain, the applicable master servicer will be required to itself cause to be maintained with Qualified Insurers having the Required Claims-Paying Ratings) for the related mortgaged property:

         o a fire and casualty extended coverage insurance policy, which does not provide for reduction due to depreciation, in an amount that is at least equal to the lesser of the full replacement cost of improvements securing the mortgage loan or the outstanding principal balance of the mortgage loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause, and

         o all other insurance coverage as is required, or (subject to the Servicing Standard) that the holder of the mortgage loan is entitled to reasonably require, under the related mortgage loan documents.

Notwithstanding the foregoing, however:

         o the applicable master servicer will not be required to maintain any earthquake or environmental insurance policy on any mortgaged property unless that insurance policy was in effect at the time of the origination of the related mortgage loan pursuant to the related loan documents and is available at commercially reasonable rates (and if the applicable master servicer does not cause the borrower to maintain or itself maintain such earthquake or environmental insurance policy on any mortgaged property, the applicable special servicer will have the right, but not the duty, to obtain, at the trust's expense, earthquake or environmental insurance on any mortgaged property securing a specially serviced mortgage loan or an REO Property so long as such insurance is available at commercially reasonable rates);

         o if and to the extent that any mortgage loan grants the lender thereunder any discretion (by way of consent, approval or otherwise) as to the insurance provider from whom the related borrower is to obtain the requisite insurance coverage, the applicable master servicer must (to the extent consistent with the Servicing Standard) require the related borrower to obtain the requisite insurance coverage from Qualified Insurers that, in each case, have the Required Claims-Paying Ratings at the time such insurance coverage is obtained;

         o the applicable master servicer will have no obligation beyond using its reasonable efforts consistent with the Servicing Standard to enforce those insurance requirements against any borrower;

         o except as provided below, in no event will the applicable master servicer be required to cause the borrower to maintain, or itself obtain, insurance coverage that the applicable master servicer has determined is either (i) not available at any rate or (ii) not available at commercially reasonable rates and the related hazards are not at the time commonly insured against for properties similar to the related mortgaged property and located in or around the region in which the related mortgaged property is located (in each case, as determined by the applicable master servicer, which shall be entitled to rely, at its own expense, on insurance consultants in making such determination) (and the related determinations by the applicable master servicer must be made not less frequently (but need not be made more frequently) than annually);

         o the reasonable efforts of the applicable master servicer to cause a borrower to maintain insurance must be conducted in a manner that takes into account the insurance that would then be available to that master servicer on a force-placed basis; and

         o to the extent the applicable master servicer itself is required to maintain insurance that the borrower does not maintain, the applicable master servicer will not be required to maintain insurance other than what is available on a force-placed basis (and this limitation is not to be construed to modify the other limits set forth in the second preceding bullet).

         Notwithstanding the provision described in the fourth bullet of the prior paragraph, the applicable master servicer must, prior to availing itself of any limitation described in that bullet with respect to any pooled mortgage loan that has a Stated Principal Balance in excess of $2,500,000, obtain the approval or disapproval of the applicable special servicer (and, in connection therewith, the applicable special servicer will be required to comply with any applicable provisions of the series 2004-PWR3 pooling and servicing agreement described above under "--The Series 2004-PWR3 Controlling Class Representative--Rights and Powers of the Series 2004-PWR3 Controlling Class Representative" and "--The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder"). The applicable master servicer will be entitled to conclusively rely on the determination of the applicable special servicer.

         With respect to each specially serviced mortgage loan and REO Property, the applicable special servicer will generally be required to use reasonable efforts, consistent with the Servicing Standard, to maintain (and, in the case of specially serviced mortgage loans, the applicable special servicer will be required to itself maintain, subject to the right of the applicable special servicer to (i) direct the applicable master servicer to make a servicing advance for the costs associated with coverage that the applicable special servicer determines to maintain, in which case the applicable master servicer will be required to make that servicing advance (subject to the recoverability determination and servicing advance procedures described in this prospectus supplement) or (ii) direct the applicable master servicer to cause that coverage to be maintained under the applicable master servicer's force-placed insurance policy, in which case that applicable master servicer will be required to so cause that coverage to be maintained to the extent that the identified coverage is available under the applicable master servicer's existing force-placed policy) with Qualified Insurers having the Required Claims-Paying Ratings (a) a fire and casualty extended coverage insurance policy, which does not provide for reduction due to depreciation, in an amount that is at least equal to the lesser of (i) the full replacement cost of improvements at such REO Property or (ii) the outstanding principal balance of the related mortgage loan, but, in any event, in an amount sufficient to avoid the application of any co-insurance clause, (b) a comprehensive general liability insurance policy with coverage comparable to that which would be required under prudent lending requirements and in an amount not less than $1 million per occurrence and (c) to the extent consistent with the Servicing Standard, a business interruption or rental loss insurance covering revenues or rents for a period of at least twelve months. However, the applicable special servicer will not be required in any event to maintain or obtain insurance coverage described in this paragraph beyond what is reasonably available at commercially reasonable rates and consistent with the Servicing Standard.

         If (1) a master servicer or special servicer obtains and maintains, or causes to be obtained and maintained, a blanket policy or master force-placed policy insuring against hazard losses on all of the mortgage loans or REO Properties (other than any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property), as applicable, as to which it is the applicable master servicer or the applicable special servicer, as the case may be, then, to the extent such policy (a) is obtained from a Qualified Insurer having the Required Claims-Paying Ratings, and (b) provides protection equivalent to the individual policies otherwise required, or (2) a master servicer or special servicer has long-term unsecured debt obligations that are rated not lower than "A" by S&P and "A" by Fitch and that master servicer or the applicable special servicer self-insures for its obligation to maintain the individual policies otherwise required, then that master servicer or the applicable special servicer, as the case may be, will conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related mortgaged properties or REO Properties, as applicable. Such a blanket or master force-placed policy may contain a deductible clause (not in excess of a customary amount), in which case the applicable master servicer or the applicable special servicer, as the case may be, whichever maintains such policy, must if there has not been maintained on any mortgaged property or REO Property thereunder a hazard insurance policy complying with the requirements described above, and there shall have been one or more losses that would have been covered by such an individual policy, promptly deposit into the applicable collection account maintained by the applicable master servicer, from its own funds, the amount not otherwise payable under the blanket or master force-placed policy in connection with such loss or losses because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertained to the related mortgage loan (or, in the absence of any such deductible limitation, the deductible limitation for an individual policy which is consistent with the Servicing Standard) and, in the case of the Lion Industrial Portfolio Loan Group, to the extent that a Lion Industrial Portfolio pooled mortgage loan is affected.

         Subject to the foregoing discussion, see also "Description of Pooling and Servicing Agreements--Hazard Insurance Policies" in the accompanying prospectus.

ENFORCEMENT OF DUE-ON-ENCUMBRANCE AND DUE-ON-SALE PROVISIONS

         If the provisions of any mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan):

         o expressly permits the assignment of the related mortgaged property to, and assumption of that mortgage loan by, another person upon the satisfaction of specified conditions, prohibits such an assignment or assumption except upon the satisfaction of specified conditions or fully prohibits such an assignment and assumption, and the related borrower requests approval for such an assignment and assumption or enters into a transfer of the related mortgaged property in violation of the related mortgage loan documents, or

         o expressly permits the further encumbrance of the related mortgaged property upon the satisfaction of specified conditions, prohibits such a further encumbrance except upon the satisfaction of specified conditions or fully prohibits such a further encumbrance, and the related borrower requests approval for such a further encumbrance or enters into a further encumbrance in violation of the related mortgage loan documents, the applicable master servicer (with respect to a mortgage loan other than a specially serviced mortgage loan) or the applicable special servicer (with respect to a specially serviced mortgage loan) must obtain the relevant information and review and make a determination to either (a) disapprove that request for approval of such assignment and assumption or further encumbrance (in the case of a borrower request for approval thereof) or enforce the due-on-sale or due-on-encumbrance clause if the related mortgaged property is transferred or encumbered in violation of the mortgage loan documents or (b) if in the best economic interest of the trust and the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder (as a collective whole), approve the request or waive the effect of the due-on-sale or due-on-encumbrance clause. However, subject to the related loan documents, if the subject pooled mortgage loan (either alone or, if applicable, with other related pooled mortgage loans) exceeds specified size thresholds (either actual or relative) or fails to satisfy other applicable conditions imposed by either S&P and/or Fitch, then neither that master servicer nor that special servicer may waive its rights or grant its consent under any such due-on-encumbrance clause or any such due-on-sale clause, as applicable, unless it has received written confirmation from S&P and/or Fitch, as applicable, that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency or those rating agencies, as the case may be, to the series 2004-PWR3 certificates. Furthermore, except in limited circumstances, a master servicer may not waive its rights or grant its consent under any due-on-encumbrance or due-on-sale clause without the consent of the applicable special servicer. In addition, the applicable special servicer will not be permitted to consent to a master servicer's request for approval of an assignment and assumption, waiver of the effect of a due-on-sale clause, approval of a further encumbrance or waiver of the effect of a due-on-encumbrance clause unless the applicable special servicer has complied with any applicable provisions of the series 2004-PWR3 pooling and servicing agreement described above under "--The Series 2004-PWR3 Controlling Class Representative--Rights and Powers of the Series 2004-PWR3 Controlling Class Representative" and "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder".

TRANSFERS OF INTERESTS IN BORROWERS

         Each master servicer will generally have the right to consent to any transfers of an interest in a borrower under a non-specially serviced mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan), to the extent the transfer is allowed under the terms of that mortgage loan (without the exercise of any lender discretion other than confirming the satisfaction of other specified conditions that do not include any other lender discretion), including any consent to transfer to any subsidiary or affiliate of a borrower or to a person acquiring less than a majority interest in the borrower. However, subject to the terms of the related mortgage loan documents and applicable law, if--

         o the subject mortgage loan is a pooled mortgage loan that alone - or together with all other pooled mortgage loans that have the same or a known affiliated borrower - is one of the ten largest mortgage loans in the trust fund (according to Stated Principal Balance) or has a cut-off date principal balance in excess of $20,000,000, and

         o the transfer is of an interest in the borrower of greater than 49%,

then the applicable master servicer may not consent to the transfer unless it has received written confirmation from each of Fitch and S&P that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by that rating agency to the series 2004-PWR3 certificates. In addition, the series 2004-PWR3 pooling and servicing agreement may require the applicable master servicer to obtain the consent of the applicable special servicer prior to consenting to the transfers of interests in borrowers that such master servicer is otherwise entitled to consent to as described above.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

         The applicable special servicer, with respect to a specially serviced mortgage loan, or the applicable master servicer, with respect to any other mortgage loan, may, consistent with the Servicing Standard, except in the case of any Non-Trust-Serviced Pooled Mortgage Loan, agree to:

         o    modify, waive or amend any term of any mortgage loan;

         o    extend the maturity of any mortgage loan;

         o defer or forgive the payment of interest (including Default Interest and Post-ARD Additional Interest) on and principal of any mortgage loan;

         o defer or forgive the payment of late payment charges on any mortgage loan;

         o defer or forgive Yield Maintenance Charges or Prepayment Premiums on any mortgage loan;

         o permit the release, addition or substitution of collateral securing any mortgage loan; or

         o permit the release, addition or substitution of the borrower or any guarantor of any mortgage loan.

         The ability of a special servicer or a master servicer to agree to any of the foregoing, however, is subject to the discussions under "--The Series 2004-PWR3 Controlling Class Representative--Rights and Powers of the Series 2004-PWR3 Controlling Class Representative", "--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" and "--Enforcement of Due-on-Sale and Due-on-Encumbrance Provisions" above, and further, to each of the following limitations, conditions and restrictions:

         o Unless the applicable master servicer has obtained the consent of the applicable special servicer, a master servicer may not agree to modify, waive or amend any term of, or take any of the other above-referenced actions with respect to, any mortgage loan in the trust fund, that would affect the amount or timing of any related payment of principal, interest or other amount payable under that mortgage loan or materially and adversely affect the security for that mortgage loan, except (a) for certain waivers of Default Interest, late payment charges and Post-ARD Additional Interest and (b) with respect to certain routine matters.

         o With limited exception generally involving the waiver of Default Interest and late payment charges, the special servicer may not agree to, or consent to the applicable master servicer's agreeing to, modify, waive or amend any term of, and may not take, or consent to the master servicer's taking, any of the other above-referenced actions with respect to any mortgage loan, if doing so would--

              1. affect the amount or timing of any related payment of principal, interest or other amount payable under the mortgage loan, or

              2. in the judgment of the applicable special servicer, materially impair the security for the mortgage loan,

              unless a material default on the mortgage loan has occurred or, in the judgment of the applicable special servicer, a default with respect to payment on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce an equal or a greater recovery to the series 2004-PWR3 certificateholders and, in the case of the Lion Industrial Portfolio Loan Group, the related Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, respectively, as a collective whole, on a present value basis than would liquidation.

         As regards modifications, waivers and amendments of the Lion Industrial Portfolio Loan Group--

              1. any modification, extension, waiver or amendment of the payment terms of the Lion Industrial Portfolio Loan Group must be structured so as to be consistent with the allocation and payment priorities set forth in the related loan documents (including the related intercreditor agreement) such that neither the trust as holder of the Lion Industrial Portfolio Pooled Mortgage Loans nor the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder shall gain a priority over the other with respect to any payment, which priority is not reflected in the related loan documents (including the related intercreditor agreement); and

              2. to the extent consistent with the Servicing Standard, taking into account the extent to which the Lion Industrial Portfolio Non-Pooled Subordinate Loan is junior to the Lion Industrial Portfolio Pooled Mortgage Loan,

                   (a) no waiver, reduction or deferral of any amounts due on the Lion Industrial Portfolio Pooled Mortgage Loan shall be effected prior to the waiver, reduction or deferral of the entire corresponding item in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loan, and

                   (b) no reduction of the mortgage rate of the Lion Industrial Portfolio Pooled Mortgage Loan shall be effected prior to the reduction of the mortgage rate of the Lion Industrial Portfolio Non-Pooled Subordinate Loan.

          o following any modification, extension, waiver or amendment of the payment terms of the Lion Industrial Portfolio Loan Group, any payments on and proceeds of the Lion Industrial Portfolio Loan Group must be allocated and applied (as among the mortgage loans in the Lion Industrial Portfolio Loan Group) in accordance with the allocation and payment priorities set forth in the related intercreditor agreement, such that neither the trust as the holder of the Lion Industrial Portfolio Pooled Mortgage Loans or the related Lion Industrial Portfolio Non-Pooled Subordinate Noteholder shall gain a priority over the other with respect to any payment, which priority is not reflected in the related intercreditor agreement; and

          o Neither the applicable master servicer nor the applicable special servicer may extend the date on which any balloon payment is scheduled to be due on any mortgage loan to a date beyond the earliest of--

               1. with certain exceptions, five years after the mortgage loan's stated maturity if the mortgage loan is the subject of an environmental insurance policy,

               2.   two years prior to the rated final distribution date, and

               3. if the mortgage loan is secured by a lien solely or primarily on the related borrower's leasehold interest in the corresponding mortgaged property, 20 years or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the ground lease, ten years, prior to the end of the then current term of the related ground lease, plus any unilateral options to extend.

          o Neither the applicable master servicer nor the applicable special servicer may make or permit any modification, waiver or amendment of any term of, or take any of the other above-referenced actions with respect to, any mortgage loan, if doing so would--

               1. cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Internal Revenue Code,

               2. result in the imposition of any tax on prohibited transactions or contributions after the startup date of any of REMIC I, REMIC II or REMIC III under the Internal Revenue Code, or

               3. adversely affect the status of any portion of the trust fund that is intended to be a grantor trust under the Internal Revenue Code.

          o Subject to applicable law, the related mortgage loan documents and the Servicing Standard, neither the applicable master servicer nor the applicable special servicer may permit any modification, waiver or amendment of any term of any mortgage loan that is not a specially serviced mortgage loan unless all related fees and expenses are paid by the borrower.

          o The applicable special servicer may not permit or consent to the applicable master servicer's permitting any borrower to add or substitute any real estate collateral for any mortgage loan, unless such special servicer has first----

               1. determined, based upon an environmental assessment prepared by an independent person who regularly conducts environmental assessments, at the expense of the borrower, that--

                    (a) the additional or substitute collateral is in compliance with applicable environmental laws and regulations, and

                    (b) there are no circumstances or conditions present with respect to the new collateral relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation would be required under any then applicable environmental laws or regulations; and

              2. received, at the expense of the related borrower to the extent permitted to be charged by the holder of the mortgage loan under the related loan documents, confirmation from each of Fitch and S&P that the addition or substitution of real estate collateral will not result in a qualification, downgrade or withdrawal of any rating then assigned by that rating agency to a class of series 2004-PWR3 certificates (except that those confirmations will not be a condition to the addition or substitution of collateral for the Lion Industrial Portfolio Loan Group).

         o With limited exception generally involving the delivery of substitute collateral, the paydown of the subject mortgage loan or the release of non-material parcels, the applicable special servicer may not release or consent to the applicable master servicer's releasing any material real property collateral securing an outstanding mortgage loan in the trust fund other than in accordance with the terms of, or upon satisfaction of, the mortgage loan.

         The foregoing limitations, conditions and restrictions will not apply to any of the acts referenced in this "--Modifications, Waivers, Amendments and Consents" section that occurs automatically, or that results from the exercise of a unilateral option by the related borrower within the meaning of Treasury regulation section 1.1001-3(c)(2)(iii), in any event, under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or, in the case of a replacement mortgage loan, on the date it is added to the trust fund. Also, in no event will either the applicable master servicer or the applicable special servicer be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

         Also notwithstanding the foregoing, the applicable master servicer will not be required to seek the consent of, or provide prior notice to, the applicable special servicer or any series 2004-PWR3 certificateholder or obtain any confirmation from the rating agencies in order to approve waivers of minor covenant defaults (other than financial covenants) or grant approvals and consents in connection with various routine matters.

         All modifications, amendments, material waivers and other material actions entered into or taken and all consents with respect to the mortgage loans must be in writing. Each of the master servicers and the special servicers must deliver to the trustee for deposit in the related mortgage file, an original counterpart of the agreement relating to a such modification, waiver, amendment or other action agreed to or taken by it, promptly following its execution.

         In circumstances in which the applicable master servicer is not permitted to enter into a modification, waiver, consent or amendment without the approval of the applicable special servicer, that master servicer must provide a written recommendation and explain the rationale therefor and deliver all pertinent documents to the applicable special servicer and (except in the case of the Lion Industrial Portfolio Loan Group, unless a Lion Industrial Portfolio Change of Control Event exists) to the series 2004-PWR3 controlling class representative. If approval is granted by the applicable special servicer, the applicable master servicer will be responsible for entering into the relevant documentation.

REQUIRED APPRAISALS

         Within approximately 60 days following the occurrence of any Appraisal Trigger Event with respect to any of the pooled mortgage loans (other than any Non-Trust-Serviced Pooled Mortgage Loan), the applicable special servicer must obtain an appraisal of the related mortgaged property from an independent appraiser meeting the qualifications imposed in the series 2004-PWR3 pooling and servicing agreement, unless--

         o an appraisal had previously been obtained within the prior twelve months, and

         o the applicable special servicer has no knowledge of changed circumstances that in the judgment of the applicable special servicer would materially affect the value of the mortgaged property.

         Notwithstanding the foregoing, if the Stated Principal Balance of the subject mortgage loan is less than $2,000,000, then the applicable special servicer may, at its option, perform an internal valuation of the related mortgaged property.

         As a result of any appraisal or other valuation, it may be determined by the special servicer, in consultation with the series 2004-PWR3 controlling class representative or, if the Lion Industrial Portfolio Loan Group is involved and a Lion Industrial Portfolio Change of Control Event does not exist, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, that an Appraisal Reduction Amount exists with respect to the subject mortgage loan. An Appraisal Reduction Amount is relevant to the amount of any advances of delinquent interest required to be made with respect to the affected pooled mortgage loan and, in the case of the Lion Industrial Portfolio Loan Group, the determination of whether the trust or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder exercises certain control rights with respect to the Lion Industrial Portfolio Loan Group. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments" in this prospectus supplement.

         If an Appraisal Trigger Event occurs with respect to any specially serviced mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan), then the applicable special servicer will have an ongoing obligation to obtain or perform, as the case may be, on or about each anniversary of the occurrence of that Appraisal Trigger Event, an update of the prior required appraisal or other valuation. Based upon that update, the applicable special servicer is to redetermine, in consultation with the series 2004-PWR3 controlling class representative, and report to the certificate administrator, the trustee and the applicable master servicer the new Appraisal Reduction Amount, if any, with respect to the mortgage loan. This ongoing obligation will cease if and when--

         o any and all Servicing Transfer Events with respect to the mortgage loan have ceased, and

         o no other Servicing Transfer Event or Appraisal Trigger Event has occurred with respect to the subject mortgage loan during the preceding three months.

         The cost of each required appraisal, and any update of that appraisal, will be advanced by the applicable master servicer, at the direction of the applicable special servicer, and will be reimbursable to the applicable master servicer as a servicing advance.

         Notwithstanding the foregoing, the series 2004-PWR3 controlling class representative or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will have the right (exercisable not more frequently that once every six months) to require that the applicable special servicer, as applicable, obtain a new appraisal with respect to the subject mortgage loan, at the expense of the series 2004-PWR3 controlling class certificateholders or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, as applicable. Upon receipt of the new appraisal, the applicable special servicer will redetermine any Appraisal Reduction Amount.

         Also notwithstanding the foregoing, any Appraisal Reduction Amounts (as calculated under the related Non-Trust-Servicing Agreements) with respect to the Non-Trust-Serviced Pooled Mortgage Loans will be determined in accordance with the respective Non-Trust Servicing Agreements, which are similar but not identical to the series 2004-PWR3 pooling and servicing agreement, based upon appraisals obtained under the applicable Non-Trust Servicing Agreement and may affect the amount of any advances of delinquent monthly debt service payments required to be made on the related Non-Trust-Serviced Pooled Mortgage Loan.

COLLECTION ACCOUNTS

         General. Each master servicer will be required to establish and maintain a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans for which it is the applicable master servicer. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

         The funds held in each master servicer's collection account may be held as cash or invested in Permitted Investments. See "--Servicing and Other Compensation and Payment of Expenses--Additional Servicing Compensation" above.

         Deposits. Each master servicer must deposit or cause to be deposited in its collection account, within one business day following receipt by it, in the case of payments from borrowers and other collections on the mortgage loans for which it is the applicable master servicer, or as otherwise required under the series 2004-PWR3 pooling and servicing agreement, the payments and collections received or made by or on behalf of the master servicer with respect to the mortgage loans for which it is the applicable master servicer subsequent to the date of initial issuance of the offered certificates that constitute Required Collection Account Deposits.

         Notwithstanding the foregoing requirements, a master servicer need not deposit into its collection account any amount that such master servicer would be authorized to withdraw immediately from that collection account as described under "--Withdrawals" below and will be entitled to instead pay that amount directly to the person(s) entitled thereto.

         The obligation of each master servicer to deposit the amounts identified in this "--Deposits" section with respect to any Non-Trust-Serviced Pooled Mortgage Loan is dependent upon its receipt of such amounts from a party responsible for servicing or administering each such mortgage loan.

         In the case of the Lion Industrial Portfolio Loan Group, collections allocable to the Lion Industrial Portfolio Non-Pooled Subordinate Loans, other than amounts specifically allocable to reimburse servicing advances and pay liquidation and other servicing expenses for the entire Lion Industrial Portfolio Loan Group, must be held in an account separate from the applicable master servicer's collection account.

         Withdrawals. The master servicers may make withdrawals from their respective collection accounts for the purpose of making any Authorized Collection Account Withdrawals.

         In addition, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account, the payment, reimbursement or remittance can be made from any funds on deposit in such collection account and if the amounts on deposit in such collection account (after withdrawing any portion of such amounts deposited in such collection account in error) are insufficient to satisfy such payment, reimbursement or remittance and the amount on deposit in the other master servicer's collection account (after withdrawing any portion of such amounts deposited in such collection account in error) is sufficient to make such payment, reimbursement or remittance, then such other master servicer will generally be required to withdraw funds from its collection account and make such payment, reimbursement or remittance within three business days following a written request therefor from the first master servicer.

         The series 2004-PWR3 pooling and servicing agreement will contain additional provisions with respect to the timing of the payments, reimbursements and remittances generally described above. The payments, reimbursements and remittances described above may result in shortfalls to the holders of the offered certificates in any particular month even if those shortfalls do not ultimately become realized losses for those holders.

FAIR VALUE PURCHASE OPTION

         If any pooled mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan) becomes a Specially Designated Defaulted Pooled Mortgage Loan, then the applicable special servicer must so notify, among others, the certificate administrator, the trustee, the applicable master servicer, the series 2004-PWR3 controlling class representative and the holder(s) of the series 2004-PWR3 controlling class. In addition, the applicable special servicer will be required to determine (in accordance with the Servicing Standard, without regard to the purchase option described below, and based upon, among other things, an appraisal or other valuation obtained or conducted by the applicable special servicer within the preceding 12-month period), and report to, among others, the trustee, the applicable master servicer, the series 2004-PWR3 controlling class representative and the holder(s) of the series 2004-PWR3 controlling class, the Fair Value of the subject Specially Designated Defaulted Pooled Mortgage Loan. The applicable special servicer's determination of the Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan should be made as soon as reasonably practicable, but in no event later than 30 days, after it receives the requisite appraisal or any other third-party reports that it deems necessary to make the determination. If at any time the applicable special servicer becomes aware of any circumstances or conditions that have occurred or arisen with respect to any Specially Designated Defaulted Pooled Mortgage Loan or the related mortgaged property subsequent to and that would, in the applicable special servicer's reasonable judgment, materially affect the applicable special servicer's most recent Fair Value determination with respect to that Specially Designated Defaulted Pooled Mortgage Loan, then the applicable special servicer will be required to redetermine (generally in the same manner described above, but taking into account any circumstances or conditions known to that special servicer that have occurred or arisen subsequent to, and that would, in its judgment, materially affect the value of the related mortgaged property as reflected in, the most recent appraisal or other valuation obtained or conducted by that special servicer with respect to that property), and report to, among others, the certificate administrator, the trustee, the applicable master servicer and the series 2004-PWR3 controlling class representative, the updated Fair Value of the subject Specially Designated Defaulted Mortgage Loan. In addition, if the applicable special servicer has not accepted a bid at the Fair Value of the mortgage loan, as most recently determined by that special servicer, prior to the expiration of 90 days from that determination, and thereafter receives a bid at such Fair Value or a request from a holder of the Purchase Option for an updated determination of the Fair Value of the mortgage loan, the applicable special servicer must redetermine (generally in the same manner as described above) and report to, among others, the trustee, the certificate administrator, the applicable master servicer and the series 2004-PWR3 controlling class representative, the updated Fair Value of such mortgage loan, provided that the applicable special servicer may rely on the existing third-party information if it deems such reliance to be reasonable.

         Any single holder or group of holders of certificates representing greater than 50% of the total principal balance of the series 2004-PWR3 controlling class or any assignee thereof may, at its or their option, purchase from the trust fund any Specially Designated Defaulted Pooled Mortgage Loan, at a cash price equal to: (a) the Fair Value of that mortgage loan, as most recently determined by the applicable special servicer and reported to the trustee, certificate administrator, the applicable master servicer and the series 2004-PWR3 controlling class representative as described above; or (b) if no such Fair Value has yet been established as described above, or if the applicable special servicer is in the process of redetermining the Fair Value because of a change in circumstances, the sum of--

         o    the Stated Principal Balance of that mortgage loan,

         o to the extent not previously advanced for the benefit of the holders of the series 2004-PWR3 certificates, all accrued and unpaid interest (other than Default Interest and Post-ARD Additional Interest) in respect of that mortgage loan up to, but not including, the due date in the collection period of purchase, and

         o any and all unreimbursed advances with respect to that mortgage loan, together with any and all accrued and unpaid interest due on those advances.

         This "Purchase Option" with respect to any Specially Designated Defaulted Pooled Mortgage Loan will remain in effect for the period that commences on the date that the mortgage loan first becomes a Specially Designated Defaulted Pooled Mortgage Loan and ends on the earliest of (1) the date on which such mortgage loan is worked out or otherwise ceases to be a Specially Designated Defaulted Mortgage Loan, (2) the date on which the mortgage loan is liquidated or otherwise removed from the trust fund and (3) the date on which the related mortgaged property becomes an REO Property.

         The Purchase Option with respect to any Specially Designated Defaulted Pooled Mortgage Loan may be subject to the purchase options of other related creditors of the subject borrower and its principals. In any case, the Purchase Option with respect to any Lion Industrial Portfolio Pooled Mortgage Loan is subject to the prior right of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder to exercise its option to purchase the Lion Industrial Portfolio Pooled Mortgage Loan following a default as described under "-- The Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" above and "Description of the Mortgage Pool -- Subordinate and Additional Financing". If the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder chooses to exercise its Purchase Option, it must do so with respect to both Lion Industrial Portfolio Pooled Mortgage Loans.

         The Purchase Option with respect to any Specially Designated Defaulted Pooled Mortgage Loan will be assignable by the majority holder(s) of the series 2004-PWR3 controlling class to any third party (provided that the parties to the series 2004-PWR3 pooling and servicing agreement are notified in writing of the assignment). If the Purchase Option is not exercised by the majority holder(s) of the series 2004-PWR3 controlling class or any assignee thereof within 60 days after the Fair Value of such Specially Designated Defaulted Pooled Mortgage Loan has initially been established as described above, then the majority holder(s) of the series 2004-PWR3 controlling class will be required to assign such Purchase Option, for a 30-day period only, to the applicable special servicer. During the 30-day period following the assignment of the Purchase Option to it, the applicable special servicer shall be entitled to exercise the Purchase Option or assign it to any third party (provided that the parties to the series 2004-PWR3 pooling and servicing agreement are notified in writing of the assignment). If the Purchase Option is not exercised by the applicable special servicer or its assignee within that 30-day period, then the Purchase Option will automatically revert to the majority holder(s) of the series 2004-PWR3 controlling class.

         Any party entitled to do so may exercise the Purchase Option with respect to any Specially Designated Defaulted Pooled Mortgage Loan by providing to the certificate administrator, the trustee, the applicable master servicer and the applicable special servicer--

         o written notice of its intention to purchase that mortgage loan at the relevant option price, and

         o if that party is the assignee of the applicable special servicer or the majority holder(s) of the series 2004-PWR3 controlling class, evidence of its right to exercise the Purchase Option.

The series 2004-PWR3 pooling and servicing agreement will specify the time period within which any eligible party must complete the subject purchase following its exercise of the Purchase Option for any Specially Designated Defaulted Pooled Mortgage Loan.

         Notwithstanding the foregoing, prior to any exercise of the Purchase Option with respect to any Specially Designated Defaulted Pooled Mortgage Loan by the applicable special servicer or any affiliate or assignee thereof, subject to the following paragraph, the applicable master servicer must confirm and report to the trustee, the certificate administrator and the applicable special servicer (or, if that master servicer and the applicable special servicer are the same person or affiliates, the trustee, upon reasonable notice, must confirm and report to the certificate administrator and the applicable special servicer) that the applicable special servicer's determination of the Fair Value of the mortgage loan is consistent with or greater than what the applicable master servicer (or the trustee) considers to be the fair value of that mortgage loan; provided that the applicable special servicer may revise any such Fair Value determination that is rejected by the applicable master servicer (or, if applicable, the trustee).

         Notwithstanding anything described in the preceding paragraph to the contrary, if the applicable master servicer or the trustee is required to confirm or reject the applicable special servicer's Fair Value determination with respect to any Specially Designated Default Pooled Mortgage Loan as contemplated by the preceding paragraph, that master servicer or the trustee, as the case may be, may at its option (and at the expense of the trust) designate an independent third party expert in real estate or commercial mortgage loan matters with at least five years' experience in valuing or investing in loans similar to the subject Specially Designated Defaulted Pooled Mortgage Loan, that has been selected with reasonable care by such master servicer (or, if applicable, the trustee) to confirm that the applicable special servicer's Fair Value determination of such mortgage loan as contemplated by the preceding paragraph is consistent with or greater than what that third party considers to be the Fair Value of such mortgage loan. If the applicable master servicer or the trustee, as the case may be, designates such a third party to make such determination, then that master servicer or the trustee, as the case may be, will be entitled to conclusively rely upon such third party's determination. The costs of all appraisals, inspection reports, independent third party experts and broker opinions of value, incurred by a master servicer, the trustee or any such third party under the circumstances described in this paragraph or the preceding paragraph are to be advanced by the applicable master servicer and will constitute, and be reimbursable with interest as, servicing advances.

         We cannot assure you that the Fair Value of any Specially Designated Defaulted Pooled Mortgage Loan (determined as described above) will equal the amount that could have actually been realized in an open bid or that the cash price at which any Specially Designated Defaulted Pooled Mortgage Loan may be purchased as described above will equal or be greater than the amount that could have been realized through foreclosure or a work-out of that mortgage loan.

         The applicable special servicer will be required to concurrently proceed with a work-out or foreclosure in respect of any Specially Designated Defaulted Mortgage Loan without regard to the related Purchase Option.

         Notwithstanding the foregoing, the Purchase Option under the series 2004-PWR3 pooling and servicing agreement will not apply to any Non-Trust-Serviced Pooled Mortgage Loan. However, the Non-Trust Servicing Agreement for each Non-Trust-Serviced Pooled Mortgage Loan provides for a comparable fair value purchase option for the related Non-Pooled Pari Passu Companion Loan and requires that anyone exercising the right to purchase such a Non-Pooled Pari Passu Companion Loan also purchase the related Non-Trust-Serviced Pooled Mortgage Loan from the series 2004-PWR3 trust fund.

PROCEDURES WITH RESPECT TO DEFAULTED MORTGAGE LOANS AND REO PROPERTIES

         The applicable special servicer will be responsible for liquidating defaulted pooled mortgage loans (other than, if applicable, any Non-Trust-Serviced Pooled Mortgage Loan) and for the operation, management, leasing, maintenance and disposition of REO Properties, in any event generally as described under "Description of the Pooling and Servicing Agreements--Realization upon Defaulted Mortgage Loans" in the accompanying prospectus. Any REO Property relating to the Lion Industrial Portfolio Loan Group will be held on behalf of the series 2004-PWR3 certificateholders and the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder.

REO ACCOUNT

         The applicable special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired, the applicable special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from that REO Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The applicable special servicer will be required to deposit, or cause to be deposited, in the applicable REO account, within one business day following receipt by it, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property held by the trust fund. The funds held in each such REO account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the REO account maintained by a special servicer will be payable to that special servicer, subject to the limitations described in the series 2004-PWR3 pooling and servicing agreement.

         The applicable special servicer will be required to withdraw from the REO account maintained by that special servicer funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property held by the trust fund, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Promptly following the end of each collection period, each special servicer will be required to withdraw from its respective REO account and deposit, or deliver to the applicable master servicer for deposit, into the applicable master servicer's collection account the total of all amounts received in respect of each REO Property held by the trust fund during that collection period, net of--

         o any withdrawals made out of those amounts, as described in the preceding sentence, and

         o any portion of those amounts that may be retained as reserves, as described in the next sentence.

         The applicable special servicer may, subject to the limitations described in the series 2004-PWR3 pooling and servicing agreement, retain in the applicable REO account such portion of the proceeds and collections on any REO Property held by the trust fund, as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of that property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

         Each special servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the applicable REO account.

         Notwithstanding the foregoing, amounts received with respect to any REO Property relating to a Non-Trust-Serviced Pooled Mortgage Loan will be deposited into an REO account maintained by the applicable special servicer under the related Non-Trust Servicing Agreement and, subject to similar conditions as are set forth under the series 2004-PWR3 pooling and servicing agreement, will be remitted monthly to the master servicer under such Non-Trust Servicing Agreement for remittance to the applicable master servicer under the series 2004-PWR3 pooling and servicing agreement.

RIGHTS UPON THE OCCURRENCE OF AN EVENT OF DEFAULT

         If an Event of Default occurs with respect to any of the master servicers or the special servicers and remains unremedied, the trustee will be authorized, and at the direction of series 2004-PWR3 certificateholders entitled to not less than 25% of the series 2004-PWR3 voting rights, or, if the Lion Industrial Portfolio special servicer is the defaulting party and provided that no Lion Industrial Portfolio Change of Control Event exists, only at the direction of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder or, in the case of the general special servicer, at the direction of the series 2004-PWR3 controlling class representative, the trustee will be required, to terminate all of the obligations and rights of the defaulting party under the series 2004-PWR3 pooling and servicing agreement accruing from and after the notice of termination, other than any rights the defaulting party may have as a series 2004-PWR3 certificateholder or as holder of the Lion Industrial Portfolio Non-Pooled Subordinate Loans, entitlements to amounts payable to the terminated party at the time of termination and any entitlements of the terminated party that survive the termination. Upon any termination, subject to the discussion in the next three paragraphs and under "--Replacement of the Special Servicers" above, the trustee must either:

         o succeed to all of the responsibilities, duties and liabilities of the terminated master servicer or special servicer, as the case may be, under the series 2004-PWR3 pooling and servicing agreement; or

         o appoint an established mortgage loan servicing institution reasonably acceptable to the series 2004-PWR3 controlling class representative (and, if the Event of Default occurred with respect to the Lion Industrial Portfolio special servicer and provided that no Lion Industrial Portfolio Change of Control Event exists, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder) to act as successor to the terminated master servicer or special servicer, as the case may be.

         The holders of certificates entitled to a majority of the voting rights or the series 2004-PWR3 controlling class representative (solely in the case of an Event of Default involving the general special servicer) or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder (solely in the case of an Event of Default involving the Lion Industrial Portfolio special servicer and provided that no Lion Industrial Portfolio Change of Control Event exists) may require the trustee to appoint an established mortgage loan servicing institution to act as successor master servicer or special servicer, as the case may be, rather than have the trustee act as that successor. In the case of a number of mortgage loans, it is expected that the applicable master servicer will perform some of its servicing duties through sub-servicers whose rights to receive certain payments cannot be terminated, including by a successor master servicer, except for cause.

         Notwithstanding the foregoing discussion in this "--Rights Upon the Occurrence of an Event of Default" section, if a master servicer is terminated because of the occurrence of any of the Events of Default described in the last two bullets under the definition of "Event of Default" that appears in the glossary to this prospectus supplement, the applicable master servicer will have the right for a period of 45 days, at its expense, to sell or cause to be sold its master servicing rights with respect to the mortgage loans for which it is the applicable master servicer to a successor.

         The appointment of any entity as a successor to a terminated master servicer or special servicer as described in the second bullet of the first paragraph or in the second or third paragraph of this "--Rights Upon the Occurrence of an Event of Default" section may not occur unless each of S&P and Fitch have confirmed that the appointment of that entity will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the series 2004-PWR3 certificates.

         In general, certificateholders entitled to at least 66-2/3% of the voting rights allocated to each class of series 2004-PWR3 certificates affected by any Event of Default may waive the Event of Default. However, the Events of Default described in the first, second and last two bullets under the definition of "Event of Default" that appears in the glossary to this prospectus supplement may only be waived by all of the holders of the affected classes of series 2004-PWR3 certificates. Furthermore, if the trustee is required to spend any monies in connection with any Event of Default, then that Event of Default may not be waived unless and until the trustee has been reimbursed, with interest, by the party requesting the waiver. Upon any waiver of an Event of Default, the Event of Default will cease to exist and will be deemed to have been remedied for every purpose under the series 2004-PWR3 pooling and servicing agreement.

         If an Event of Default on the part of the master servicer for the Lion Industrial Portfolio Loan Group occurs and affects the Lion Industrial Portfolio Non-Pooled Subordinate Loans and that master servicer is not terminated pursuant to the provisions set forth above, then notwithstanding that the Event of Default may be waived by the series 2004-PWR3 certificateholders, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder will be entitled to require that the applicable master servicer appoint a sub-servicer that will be responsible for servicing the Lion Industrial Portfolio Loan Group.

            SERVICING OF THE NON-TRUST-SERVICED POOLED MORTGAGE LOANS

GENERAL

         The Two Commerce Square Pooled Mortgage Loan, Trinity Centre Pooled Mortgage Loan and Carmel Mountain Plaza Pooled Mortgage Loan, which mortgage loans have unpaid principal balances of $64,711,587, $39,400,000 and $35,167,333, respectively, and represent 5.84% 3.55% and 3.17%, respectively, of the initial mortgage pool balance, are each part of a split loan structure comprised of two (2) mortgage loans, whereby the subject pooled mortgage loan and the other mortgage loan that is not included in the trust are together secured by a single mortgage instrument encumbering the subject mortgaged property. The Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan and the Carmel Mountain Plaza Pooled Mortgage Loan are each pari passu in right of payment with the Two Commerce Square Non-Pooled Pari Passu Companion Loan, the Trinity Centre Non-Pooled Pari Passu Companion Loan and the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan, respectively, which non-pooled mortgage loans, have unpaid principal balances of $64,711,587, $59,100,000 and $35,167,333, respectively and are, together with other commercial and multifamily mortgage loans, each included in a commercial mortgage securitization involving the issuance of the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5 (in the case of the Two Commerce Square Non-Pooled Pari Passu Companion Loan), the issuance of the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13 (in the case of the Trinity Centre Non-Pooled Pari Passu Companion Loan) or the Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2 (in the case of the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan).

SERVICING OF THE TWO COMMERCE SQUARE POOLED MORTGAGE LOAN

         The Two Commerce Square Loan Pair are being serviced under the Morgan Stanley Capital I Series 2003-IQ5 pooling and servicing agreement. This agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The servicing arrangements under the series 2003-IQ5 pooling and servicing agreement are generally similar but not identical to the servicing arrangements under the series 2004-PWR3 pooling and servicing agreement.

         Servicing advances and remittances of collections with respect to the Two Commerce Square Pooled Loan will be made pursuant to the series 2003-IQ5 pooling and servicing agreement by the related series 2003-IQ5 master servicer under such series 2003-IQ5 pooling and servicing agreement.

         The holders of the Two Commerce Square Loan Pair entered into an intercreditor agreement. That intercreditor agreement generally provides (among other things) for the following:

         o the Two Commerce Square Loan Pair are of equal priority with each other and no portion of any of them will have priority or preference over the other;

         o the Two Commerce Square Loan Pair will be serviced under the series 2003-IQ5 pooling and servicing agreement;

         o the series 2003-IQ5 pooling and servicing agreement and the related intercreditor agreement will govern the servicing and administration of the Two Commerce Square Loan Pair;

         o neither the Two Commerce Square Pooled Mortgage Loan nor the Two Commerce Square Non-Pooled Pari Passu Companion Loan may be modified without the consent of each holder of the Two Commerce Square Loan Pair;

         o the net proceeds of the collateral securing the Two Commerce Square Loan Pair, including casualty and title insurance policy proceeds and condemnation awards, shall be applied to the Two Commerce Square Loan Pair on a pari passu basis according to the each noteholder's respective interest, subject to the rights of any master servicer, special servicer, depositor, or the trustee to payments and reimbursements pursuant to the series 2003-IQ5 pooling and servicing agreement or other applicable pooling and servicing agreements; and

         o the series 2003-IQ5 pooling and servicing agreement provides that if an event of default relating to the Two Commerce Square Loan Pair only has occurred with respect to the special servicer under the series 2003-IQ5 pooling and servicing agreement, then (i) any subsequent trustee respecting the Two Commerce Square Pooled Mortgage Loan (if approved at the discretion of the certificateholders holding at least 25% of the certificate balance of the certificates issued by the trust containing the Two Commerce Square Pooled Loan or the applicable operating advisor) shall be entitled to direct the series 2003-IQ5 trustee to terminate the defaulting special servicer solely with respect to the Two Commerce Square Loan Pair and (ii) the series 2003-IQ5 trustee shall appoint a successor special servicer that meets the eligibility requirements of the pooling and servicing agreement respecting the Two Commerce Square Pooled Mortgage Loan; provided that the replacement of the special servicer with respect to the Two Commerce Square Loan Pair will be subject to applicable rating agency confirmation.

SERVICING OF THE TRINITY CENTRE POOLED MORTGAGE LOAN

         The Trinity Centre Loan Pair and any related REO Property are being serviced under the series 2004-TOP13 pooling and servicing agreement. This agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The servicing arrangements under the series 2004-TOP13 pooling and servicing agreement are generally similar but not identical to the servicing arrangements under the series 2004-PWR3 pooling and servicing agreement.

         Servicing advances and remittances of collections with respect to the Trinity Centre Pooled Mortgage Loan will be made pursuant to the series 2004-TOP13 pooling and servicing agreement by the related series 2004-TOP13 master servicer under such series 2004-TOP13 pooling and servicing agreement.

         The holders of the Trinity Centre Loan Pair entered into an intercreditor agreement. That intercreditor agreement generally provides (among other things) for the following:

         o the Trinity Centre Loan Pair are of equal priority with each other and no portion of any of them will have priority or preference over the other;

         o the Trinity Centre Loan Pair will be serviced under the series 2004-TOP13 pooling and servicing agreement, in general, as if each loan was a mortgage loan in the trust created pursuant to the series 2004-TOP13 pooling and servicing agreement;

         o the series 2004-TOP13 pooling and servicing agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the Trinity Centre Loan Pair (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the Trinity Centre Loan Pair will be effected in accordance with the series 2004-TOP13 pooling and servicing agreement);

         o all payments, proceeds and other recoveries on or in respect of the Trinity Centre Pooled Mortgage Loan and/or the Trinity Centre Non-Pooled Pari Passu Companion Loan (in each case, subject to the rights of the series 2004-TOP13 master servicer, the series 2004-TOP13 special servicer, the series 2004-TOP13 depositor, the series 2004-TOP13 trustee, the series 2004-TOP13 fiscal agent and the series 2004-TOP13 paying agent to payments and reimbursements pursuant to and in accordance with the terms of the series

              2004-TOP13 pooling and servicing agreement and the rights of the applicable master servicer and the trustee to payments and reimbursements pursuant to and in accordance with the terms of the series 2004-PWR3 pooling and servicing agreement) will be applied to the Trinity Centre Loan Pair on a pari passu basis according to their respective outstanding principal balances; and

         o the transfer of the ownership of the Trinity Centre Non-Pooled Pari Passu Companion Loan to any person or entity is generally prohibited, other than (i) to institutional lenders, investment funds or their affiliates exceeding a minimum net worth requirement or (ii) to trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans.

         In addition, under the series 2004-TOP13 pooling and servicing agreement, if the Trinity Centre Non-Pooled Pari Passu Companion Loan is subject to a fair value purchase option, then any holder of that option will be required to purchase the Trinity Centre Pooled Mortgage Loan from the trust in connection with the exercise of that option.

         Generally, if the Trinity Centre Non-Pooled Pari Passu Companion Loan that is currently an asset of the trust established by the series 2004-TOP13 pooling and servicing agreement no longer is subject to the series 2004-TOP13 pooling and servicing agreement, then the Trinity Centre Pooled Mortgage Loan will be serviced and administered under one or more new servicing agreements (collectively, a "Successor Servicing Agreement") entered into with the related series 2004-TOP13 master servicer and, if applicable, the related series 2004-TOP13 special servicer on terms substantially similar to those in the series 2004-TOP13 pooling and servicing agreement, unless such series 2004-TOP13 master servicer, such series 2004-TOP13 special servicer and the holders of the Trinity Centre Loan Pair otherwise agree. Entry into any Successor Servicing Agreement is conditioned upon, among other things, receipt from the rating agencies of a written confirmation that entering into that agreement would not result in the withdrawal, downgrade, or qualification, as applicable, of the then-current ratings assigned by the applicable rating agencies to any class of series 2004-PWR3 certificates.

SERVICING OF THE CARMEL MOUNTAIN PLAZA POOLED MORTGAGE LOAN

         The Carmel Mountain Plaza Loan Pair and any related REO Property are being serviced under the series 2003-PWR2 pooling and servicing agreement. The series 2003-PWR2 pooling and servicing agreement provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The servicing arrangements under the series 2003-PWR2 pooling and servicing agreement are generally similar but not identical to the servicing arrangements under the series 2004-PWR3 pooling and servicing agreement.

         Servicing advances and remittances of collections with respect to each the Carmel Mountain Plaza Loan Pair will be made pursuant to the series 2003-PWR2 pooling and servicing agreement by the related series 2003-PWR2 master servicer under the series 2003-PWR2 pooling and servicing agreement.

         The holders of the Carmel Mountain Plaza Loan Pair, together with Wells Fargo Bank, National Association, entered into an intercreditor agreement. That intercreditor agreement generally provides (among other things) for the following:

         o the Carmel Mountain Plaza Loan Pair are of equal priority with each other and no portion of any of them will have priority or preference over the other;

         o the series 2003-PWR2 pooling and servicing agreement and the related intercreditor agreement will exclusively govern the servicing and administration of the Carmel Mountain Plaza Loan Pair (and all decisions, consents, waivers, approvals and other actions on the part of the holder of the Carmel Mountain Plaza Loan Pair will be effected in accordance with the series 2003-PWR2 pooling and servicing agreement) and the series 2003-PWR2 trustee has the exclusive right to exercise remedies with respect to the Carmel Mountain Plaza Loan Pair, including, without limitation, seeking foreclosure;

         o the controlling class representative appointed pursuant to the series 2003-PWR2 pooling and servicing agreement will act as controlling class representative with respect to the Carmel Mountain Plaza Loan Pair and have all rights with respect to the Carmel Mountain Plaza Loan Pair set forth in the series 2003-PWR2 pooling and servicing agreement;

         o all payments, proceeds and other recoveries on or in respect of the Carmel Mountain Plaza Pooled Mortgage Loan and/or the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan (in each case, subject to the rights of the series 2003-PWR2 master servicer, the series 2003-PWR2 special servicer, the series 2003-PWR2 depositor, the series 2003-PWR2 trustee or the series 2003-PWR2 fiscal agent to payments and reimbursements pursuant to and in accordance with the terms of the series 2003-PWR2 pooling and servicing agreement and the rights of the master servicer, the trustee or the fiscal agent pursuant to and in accordance with the terms of the series 2004-PWR3 pooling and servicing agreement) will be applied to the Carmel Mountain Plaza Loan Pair on a pari passu basis according to their respective outstanding principal balances; and

         o the transfer of the ownership of the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan to any person or entity other than institutional lenders, investment funds, affiliates thereof exceeding a minimum net worth requirement or to trusts or other entities established to acquire mortgage loans and issue securities backed by and payable from the proceeds of such loans is generally prohibited.

         In addition, under the series 2003-PWR2 pooling and servicing agreement, if the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan is subject to a fair value purchase option, then any holder of that option will be required to purchase the Carmel Mountain Plaza Pooled Mortgage Loan from the trust in connection with the exercise of that option.

         Under the series 2003-PWR2 pooling and servicing agreement, the servicing and administration of the Carmel Mountain Plaza Loan Pair will generally be conducted as if such loans were a single "mortgage loan" under the provisions of the series 2003-PWR2 pooling and servicing agreement. Notwithstanding the foregoing, the series 2004-PWR3 controlling class representative and the series 2004-PWR3 general special servicer have certain consultation rights with respect to the Carmel Mountain Plaza Pooled Mortgage Loan under the series 2003-PWR2 pooling and servicing agreement and related intercreditor agreement.

         Generally, if the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan that is currently an asset of the trust established by the applicable Non-Trust Servicing Agreement no longer is subject to the series 2003-PWR2 pooling and servicing agreement, then each loan of the Carmel Mountain Plaza Loan Pair will be serviced and administered under one or more Successor Servicing Agreements entered into with the related series 2003-PWR2 master servicer and, if applicable, the series 2003-PWR2 special servicer on terms substantially similar to those in the series 2003-PWR2 pooling and servicing agreement, unless the series 2003-PWR2 master servicer, the 2003-PWR2 special servicer and the holders of the Carmel Mountain Plaza Loan Pair otherwise agree. Entry into any Successor Servicing Agreement is conditioned upon, among other things, receipt from the rating agencies of a written confirmation that entering into that agreement would not result in the withdrawal, downgrade, or qualification, as applicable, of the then-current ratings assigned by the rating agencies to any class of series 2004-PWR3 certificates.


                   CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS


GENERAL

         The following discussion contains summaries of certain legal aspects of mortgage loans in Pennsylvania, California and New York, which states include properties securing 17.55%, 17.32% and 16.37%, respectively, of the initial mortgage pool balance. The summaries do not purport to be complete and are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans.

PENNSYLVANIA

         Mortgage loans in Pennsylvania are generally secured by mortgages on the related real estate. Foreclosure of a mortgage is accomplished by foreclosure in judicial proceedings. Such proceedings are regulated by statutes and rules and subject throughout to the court's equitable powers. Public notice of the judgment of foreclosure and sale and the amount of the judgment is given for a statutory period of time after which the mortgaged real estate is sold by referee at public auction. The proceeds received by the referee from the sale are applied first to the cost and expenses of the sale and then in satisfaction of the indebtedness secured by the mortgage. After satisfaction of any other claims or liens, the remaining proceeds are generally payable to the mortgagor. There is no right of redemption after foreclosure sale in Pennsylvania. In certain circumstances, deficiency judgments may be obtained. The remedy of appointment of receiver for the mortgaged real estate is infrequently used.

CALIFORNIA

         Mortgage loans in California generally are secured by deeds of trust on the related real estate. Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either the trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real estate may be sold by the trustee, if foreclosed pursuant to the trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action" rule requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action, if otherwise permitted, against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California case law has held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment, if otherwise permitted, against the borrower following a judicial sale to the excess of the outstanding debt over the greater of (a) the fair market value of the property at the time of the public sale and (b) the amount of the winning bid in the foreclosure. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

NEW YORK

         Mortgage loans in New York are generally secured by mortgages on the related real estate. Foreclosure of a mortgage is usually accomplished in judicial proceedings. After an action for foreclosure is commenced, and if the lender secures a ruling that it is entitled to foreclosure ordinarily by motion for summary judgment, the court then appoints a referee to compute the amount owed together with certain costs, expenses and legal fees of the action. The lender then moves to confirm the referee's report and enter a final judgment of foreclosure and sale. Public notice of the foreclosure sale, including the amount of the judgment, is given for a statutory period of time, after which the mortgaged real estate is sold by a referee at public auction. There is no right of redemption after the foreclosure sale. In certain circumstances, deficiency judgments may be obtained. Under mortgages containing a statutorily sanctioned covenant, the lender has a right to have a receiver appointed without notice and without regard to the adequacy of the mortgaged real estate as security for the amount owed.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES


GENERAL

         Upon the issuance of the offered certificates, Cadwalader, Wickersham & Taft LLP, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the series 2004-PWR3 pooling and servicing agreement, compliance with the Non-Trust Servicing Agreements and subject to any other assumptions set forth in the opinion, each of REMIC I, REMIC II and REMIC III will qualify as a REMIC under the Internal Revenue Code.

         The assets of REMIC I will generally include--

         o    the pooled mortgage loans,

         o any REO Properties acquired on behalf of the series 2004-PWR3 certificateholders,

         o    the respective master servicers' collection accounts,

         o    the REO accounts maintained by the special servicers, and

         o the certificate administrator's distribution account and interest reserve account.

         However, REMIC I will exclude any collections of Post-ARD Additional Interest on the ARD Loans.

         For federal income tax purposes,

         o the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II,

         o the separate non-certificated regular interests in REMIC II will be the regular interests in REMIC II and will be the assets of REMIC III,

         o the class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will evidence the regular interests in, and will generally be treated as debt obligations of, REMIC III, and

         o the class R certificates will evidence the sole class of residual interests in each of REMIC I, REMIC II and REMIC III.

         For federal income tax purposes, each of the X-1 and X-2 classes will evidence multiple regular interests in REMIC III.

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

         For federal income tax reporting purposes, no class of offered certificates will be treated as having been issued with original issue discount. However, if your offered certificate were to be treated as having been issued with original issue discount, you would have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

         The IRS has issued regulations under sections 1271 to 1275 of the Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides for special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that the regulations issued under sections 1271 to 1275 of the Internal Revenue Code and section 1272(a)(6) of the Internal Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

         If the method for computing original issue discount described in the accompanying prospectus results in a negative amount for any period with respect to any holder of offered certificates, the amount of original issue discount allocable to such period would be zero.

         Each class of offered certificates will be treated for federal income tax purposes as having been issued at a premium. Whether any holder of these classes of offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any class of offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium" in the accompanying prospectus.

         When determining the rate of accrual of original issue discount and market discount and the amortization of premium, if any, with respect to the series 2004-PWR3 certificates for federal income tax purposes, the prepayment assumption used will be that following any date of determination:

         o the mortgage loans with anticipated repayment dates will be paid in full on those dates,

         o no mortgage loan in the trust will otherwise be prepaid prior to maturity, and

         o there will be no extension of maturity for any mortgage loan in the trust.

         For a more detailed discussion of the federal income tax aspects of investing in the offered certificates, see "Material Federal Income Tax Consequences" in each of this prospectus supplement and the accompanying prospectus.

         Prepayment premiums and yield maintenance charges actually collected on the underlying mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Internal Revenue Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount. For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the applicable master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that the taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. However, the correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

         Except to the extent noted below, offered certificates held by a real estate investment trust ("REIT") will be "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal Revenue Code in the same proportion that the assets of the trust would be so treated. In addition, interest, including original issue discount, if any, on offered certificates held by a REIT will be interest described in section 856(c)(3)(B) of the Internal Revenue Code to the extent that those certificates are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Internal Revenue Code.

         Most of the mortgage loans to be included in the trust are not secured by real estate used for residential or other purposes prescribed in section 7701(a)(19)(C) of the Internal Revenue Code. Consequently, in general, it appears that the offered certificates will be treated as assets qualifying under that section to only a limited extent. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association" under section 7701(a)(19)(C) of the Internal Revenue Code. The offered certificates will be treated as "qualified mortgages" for another REMIC under section 860G(a)(3)(C) of the Internal Revenue Code and "permitted assets" for a "financial asset securitization investment trust" under section 860L(c) of the Internal Revenue Code.

         To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate. Therefore:

         o a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Internal Revenue Code;

         o a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Internal Revenue Code; and

         o the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Internal Revenue Code.

         In addition, most of the mortgage loans that we intend to include in the trust contain defeasance provisions under which the lender may release its lien on the collateral securing the mortgage loan in return for the borrower's pledge of substitute collateral in the form of Government Securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, that mortgage ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the mortgage loan to remain a qualified mortgage, the Treasury regulations require that--

         (1) the borrower pledges substitute collateral that consist solely of Government Securities;

         (2)  the mortgage loan documents allow that substitution;

         (3) the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages; and

         (4) the release is not within two years of the startup day of the REMIC.

         Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and 856(c)(3)(B) of the Internal Revenue Code, respectively.

         See "Material Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates" in the accompanying prospectus.

         For further information regarding the federal income tax consequences of investing in the offered certificates, see "Material Federal Income Tax Consequences" in the accompanying prospectus.

                              ERISA CONSIDERATIONS

         ERISA and the Internal Revenue Code impose requirements on Plans that are subject to ERISA and/or Section 4975 of the Internal Revenue Code. ERISA imposes duties on persons who are fiduciaries of Plans subject to ERISA and prohibits selected transactions between a Plan and Parties in Interest with respect to such Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of such Plan. Governmental plans (as defined in Section 3(32) of ERISA) are not subject to the prohibited transactions restrictions of ERISA and the Internal Revenue Code. However, such plans may be subject to similar provisions of applicable federal, state or local law.

PLAN ASSETS

         Neither ERISA nor the Internal Revenue Code defines the term "plan assets". However, the DOL has issued a final regulation (29 C.F.R. Section 2510.3-101) concerning the definition of what constitutes the assets of a Plan. That DOL regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity" investment will be deemed for certain purposes, including the prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code, to be assets of the investing Plan unless certain exceptions apply. Under the terms of the regulation, if the assets of the trust were deemed to constitute plan assets by reason of a Plan's investment in offered certificates, such plan assets would include an undivided interest in the pooled mortgage loans and any other assets of the trust. If the pooled mortgage loans or other trust assets constitute plan assets, then any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to those assets, and thus subject to the fiduciary requirements and prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code with respect to the pooled mortgage loans and other trust assets.

         Bear Stearns Commercial Mortgage Securities Inc., the underwriters, the master servicers, the special servicers, any party responsible for the servicing and administration of the Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan or the Carmel Mountain Plaza Pooled Mortgage Loan or any related REO Property and certain of their respective affiliates might be considered or might become fiduciaries or other Parties in Interest with respect to investing Plans. Moreover, the trustee, the certificate administrator, the fiscal agent, the series 2004-PWR3 controlling class representative, or any insurer, primary insurer or other issuer of a credit support instrument relating to the primary assets in the trust, or certain of their respective affiliates, might be considered fiduciaries or other Parties in Interest with respect to investing Plans. In the absence of an applicable exemption, "prohibited transactions" within the meaning of ERISA and Section 4975 of the Internal Revenue Code could arise if offered certificates were acquired by, or with "plan assets" of, a Plan with respect to which any such person is a Party in Interest.

         In addition, an insurance company proposing to acquire or hold offered certificates with assets of its general account should consider the extent to which such acquisition or holding would be subject to the requirements of ERISA and Section 4975 of the Internal Revenue Code under John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), and Section 401(c) of ERISA, as amended by the Small Business Job Protection Act of 1996, Public Law No. 104-188, and subsequent DOL and judicial guidance. See "--Insurance Company General Accounts" below.

SPECIAL EXEMPTION APPLICABLE TO THE OFFERED CERTIFICATES

         With respect to the acquisition and holding of the offered certificates, the DOL has granted the Underwriter Exemption to Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. The Underwriter Exemption generally exempts from certain of the prohibited transaction rules of ERISA and Section 4975 of the Internal Revenue Code transactions relating to:

         o the initial purchase, the holding, and the subsequent resale by Plans of certificates evidencing interests in pass-through trusts; and

         o transactions in connection with the servicing, management and operation of such trusts,

provided that the assets of such trusts consist of certain secured receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemption.

         The assets covered by the Underwriter Exemption include mortgage loans such as the pooled mortgage loans and fractional undivided interests in such loans.

         The Underwriter Exemption as applicable to the offered certificates set forth the following five general conditions which must be satisfied for exemptive relief:

         o the acquisition of the offered certificates by a Plan must be on terms, including the price for the certificates, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

         o the offered certificates acquired by the Plan must have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from Fitch, S&P or Moody's Investors Service, Inc.;

         o the trustee cannot be an affiliate of any other member of the Restricted Group, other than an underwriter;

         o the sum of all payments made to and retained by the underwriters in connection with the distribution of the offered certificates must represent not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by us in consideration of our assignment of the mortgage loans to the trust fund must represent not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the certificate administrator, tax administrator, the trustee, the master servicers, the special servicers and any sub-servicer must represent not more than reasonable compensation for such person's services under the series 2004-PWR3 pooling and servicing agreement or other relevant servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and

         o the Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) under the Securities Act of 1933, as amended.

         A fiduciary of a Plan contemplating purchasing any of the offered certificates in the secondary market must make its own determination that at the time of such acquisition, such certificates continue to satisfy the second general condition set forth above. We expect that the third general condition set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating purchasing any of the offered certificates must make its own determination that the first, second, fourth and fifth general conditions set forth above will be satisfied with respect to such certificates.

         Before purchasing any of the offered certificates, a fiduciary of a Plan should itself confirm (a) that such certificates constitute "securities" for purposes of the Underwriter Exemption and (b) that the specific and general conditions of the Underwriter Exemption and the other requirements set forth in the Underwriter Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Underwriter Exemption, the Plan fiduciary should consider the availability of other prohibited transaction exemptions.

         Moreover, the Underwriter Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions, but only if, among other requirements:

         o the investing Plan fiduciary or its affiliates is an obligor with respect to five percent or less of the fair market value of the obligations contained in the trust;

         o the Plan's investment in each class of series 2004-PWR3 certificates does not exceed 25% of all of the certificates outstanding of that class at the time of the acquisition;

         o immediately after the acquisition, no more than 25% of the assets of the Plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity;

         o in connection with the acquisition of certificates in the initial offering, at least 50% of each class of certificates in which Plans invest and of the aggregate interests in the trust are acquired by persons independent of the Restricted Group; and

         o    the Plan is not sponsored by a member of the Restricted Group.

INSURANCE COMPANY GENERAL ACCOUNTS

         Based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Savings Bank, an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and the insurance company might be treated as a Party in Interest with respect to a Plan by virtue of such investment. Any investor that is an insurance company using the assets of an insurance company general account should note that the Small Business Job Protection Act of 1996 added Section 401(c) of ERISA relating to the status of the assets of insurance company general accounts under ERISA and
Section 4975 of the Internal Revenue Code. Pursuant to Section 401(c), the Department of Labor issued final regulations effective January 5, 2000 with respect to insurance policies issued on or before December 31, 1998 that are supported by an insurer's general account. As a result of these regulations, assets of an insurance company general account will not be treated as "plan assets" for purposes of the fiduciary responsibility provisions of ERISA and
Section 4975 of the Internal Revenue Code to the extent such assets relate to contracts issued to employee benefit plans on or before December 31, 1998, if the insurer satisfies various conditions.

         Any assets of an insurance company general account which support insurance policies or annuity contracts issued to Plans after December 31, 1998, or on or before that date for which the insurer does not comply with the 401(c) Regulations, may be treated as "plan assets" of such Plans. Because Section 401(c) does not relate to insurance company separate accounts, separate account assets continue to be treated as "plan assets" of any Plan that is invested in such separate account. Insurance companies contemplating the investment of general account assets in any class of certificates that is not rated at least "BBB-" by either Fitch or S&P should consult with their legal counsel with respect to the applicability of Section 401(c).

         Accordingly, any insurance company that acquires or holds any offered certificate shall be deemed to have represented and warranted to us, the trustee, the certificate administrator, the fiscal agent, each master servicer and each special servicer that (1) such acquisition and holding is permissible under applicable law, including the Underwriter Exemption, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Internal Revenue Code, and will not subject us, the trustee, the certificate administrator, the fiscal agent, either master servicer or either special servicer to any obligation in addition to those undertaken in the series 2004-PWR3 pooling and servicing agreement, or (2) the source of funds used to acquire and hold such certificates is an "insurance company general account", as defined in DOL Prohibited Transaction Class Exemption 95-60, and the applicable conditions set forth in Sections I and III of PTCE 95-60 have been satisfied.

GENERAL INVESTMENT CONSIDERATIONS

         Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA, Section 4975 of the Internal Revenue Code or any corresponding provisions of applicable federal, state or local law, the applicability of the Underwriter Exemption or other exemptive relief, and the potential consequences to their specific circumstances, prior to making an investment in the offered certificates. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of ERISA regarding prudent investment procedure and diversification, an investment in the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT


         The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. The appropriate characterization of the offered certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase offered certificates, is subject to significant interpretive uncertainties.

         No representations are made as to the proper characterization of the offered certificates for legal investment, financial institution regulatory or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. The uncertainties referred to above, and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the offered certificates, may adversely affect the liquidity of the offered certificates.

         Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors to determine whether, and to what extent, the offered certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the accompanying prospectus.

                                 USE OF PROCEEDS

         We will use the net proceeds from the sale of offered certificates to pay part of the purchase price of the mortgage loans that we intend to include in the trust fund.

                              PLAN OF DISTRIBUTION

         Under the terms and subject to the conditions set forth in an underwriting agreement dated the date hereof, each underwriter has agreed to purchase from us and we have agreed to sell to each underwriter its allocable share, specified in the following table, of each class of the offered certificates. The underwriting agreement provides that the underwriters are obligated to purchase all the offered certificates, if any are purchased.

                  UNDERWRITER                            CLASS A-1        CLASS A-2        CLASS A-3         CLASS A-4
-----------------------------------------------       ---------------  ---------------  ---------------   ---------------
Bear, Stearns & Co. Inc.                              $    83,925,000  $    67,500,000  $    71,100,000   $   211,441,050
Merrill Lynch, Pierce, Fenner & Smith Incorporated    $    83,925,000  $    67,500,000  $    71,100,000   $   211,441,050
Goldman, Sachs & Co.                                  $     9,325,000  $     7,500,000  $     7,900,000   $    23,493,450
Wells Fargo Brokerage Services, LLC                   $     9,325,000  $     7,500,000  $     7,900,000   $    23,493,450
                                                      ---------------  ---------------  ---------------   ---------------
TOTAL                                                 $   186,500,000  $   150,000,000  $   158,000,000   $   469,869,000

                  UNDERWRITER                             CLASS B          CLASS C          CLASS D           CLASS E
-----------------------------------------------       ---------------  ---------------  ---------------   ---------------
Bear, Stearns & Co. Inc.                              $    11,846,700   $     5,611,950  $     7,482,150   $     4,364,550
Merrill Lynch, Pierce, Fenner & Smith Incorporated    $    11,846,700   $     5,611,950  $     7,482,150   $     4,364,550
Goldman, Sachs & Co.                                  $     1,316,300   $       623,550  $       831,350   $       484,950
Wells Fargo Brokerage Services, LLC                   $     1,316,300   $       623,550  $       831,350   $       484,950
                                                      ---------------  ---------------  ---------------   ---------------
TOTAL                                                 $    26,326,000   $    12,471,000  $    16,627,000   $     9,699,000

         Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC are the underwriters of this offering. Bear, Stearns & Co. Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as co-lead and co-bookrunning managers. Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC will be co-managers.

         The underwriting agreement provides that the obligations of the underwriters are subject to conditions precedent, and that the underwriters severally will be obligated to purchase all of the offered certificates if any are purchased. In the event of a default by an underwriter, the underwriting agreement provides that the purchase commitment of the non-defaulting underwriter may be increased. We expect to receive from this offering approximately $1,034,561,919 in sale proceeds, plus accrued interest on the offered certificates from and including March 1, 2004, before deducting expenses payable by us.

         The underwriters have advised us that they will propose to offer the offered certificates from time to time for sale in one or more negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters may effect such transactions by selling such classes of offered certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriters and any purchasers of such classes of offered certificates for whom they may act as agent.

         The offered certificates are offered by the underwriters when, as and if issued by us, delivered to and accepted by the underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the offered certificates will be made in book-entry form through the facilities of DTC against payment therefor on or about March 18, 2004.

         The underwriters and any dealers that participate with the underwriters in the distribution of the offered certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of such classes of offered certificates by them may be deemed to be underwriting discounts or commissions, under the Securities Act of 1933, as amended.

         We have agreed to indemnify the underwriters against civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the underwriters may be required to make in respect thereof.

         The underwriters (exclusive of Wells Fargo Brokerage Services, LLC) currently intend to make a secondary market in the offered certificates, but they are not obligated to do so.

         Bear Stearns Commercial Mortgage Securities Inc. is an affiliate of Bear, Stearns & Co. Inc., one of the underwriters, and of Bear Stearns Commercial Mortgage, Inc., one of the mortgage loan sellers.

                                  LEGAL MATTERS

         The validity of the offered certificates and certain federal income tax matters will be passed upon by Cadwalader, Wickersham & Taft LLP, New York, New York, and certain other legal matters will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, New York, New York.

                                     RATINGS


         It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

            CLASS                        FITCH                        S&P
         -------------                -----------                  -----------
             A-1                          AAA                         AAA
             A-2                          AAA                         AAA
             A-3                          AAA                         AAA
             A-4                          AAA                         AAA
              B                            AA                          AA
              C                           AA-                          AA-
              D                            A                           A
              E                            A-                          A-

         The ratings on the offered certificates address the likelihood of--

         o the timely receipt by their holders of all distributions of interest to which they are entitled on each distribution date, and

         o the ultimate receipt by their holders of all distributions of principal to which they are entitled on or before the distribution date in February 2041, which is the rated final distribution date.

         The ratings on the offered certificates take into consideration--

         o    the credit quality of the pooled mortgage loans,

         o structural and legal aspects associated with the offered certificates, and

         o the extent to which the payment stream from the pooled mortgage loans is adequate to make distributions of interest and principal required under the offered certificates.

         The ratings on the respective classes of offered certificates do not represent any assessment of--

         o the tax attributes of the offered certificates or of the trust fund,

         o whether or to what extent prepayments of principal may be received on the pooled mortgage loans,

         o the likelihood or frequency of prepayments of principal on the pooled mortgage loans,

         o the degree to which the amount or frequency of prepayments of principal on the pooled mortgage loans might differ from those originally anticipated,

         o whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate Prepayment Interest Shortfalls, and

         o whether and to what extent Default Interest or Post-ARD Additional Interest will be received.

         Also, a security rating does not represent any assessment of the yield to maturity that investors may experience in the event of rapid prepayments and/or other liquidations of the pooled mortgage loans. In general, the ratings on the offered certificates address credit risk and not prepayment risk.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by Fitch or S&P.

         The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See "Ratings" in the accompanying prospectus.

                                    GLOSSARY


         "30/360 Basis" means the accrual of interest based on a 360-day year consisting of twelve 30-day months.

         "ABN AMRO" means ABN AMRO Bank N.V.

         "Actual/360 Basis" means the accrual of interest based on the actual number of days elapsed during each one-month accrual period in a year assumed to consist of 360 days.

         "Additional Trust Fund Expense" means an expense of the trust fund that--

         o arises out of a default on a mortgage loan or an otherwise unanticipated event,

         o    is not included in the calculation of a Realized Loss,

         o is not covered by a servicing advance or a corresponding collection from the related borrower, and

         o is not covered by late payment charges or Default Interest collected on the pooled mortgage loans (to the extent such coverage is provided for in the series 2004-PWR3 pooling and servicing agreement).

         We provide some examples of Additional Trust Fund Expenses under "Description of the Offered Certificates--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "Administrative Fee Rate" means, for each pooled mortgage loan, the sum of the servicer report administrator fee rate, the trustee fee rate and the applicable master servicing fee rate under the series 2004-PWR3 pooling and servicing agreement and, in the case of each Non-Trust-Serviced Pooled Mortgage Loan, the rate at which comparable administrative fees payable under the applicable Non-Trust Servicing Agreement accrue (which comparable administrative fees accrue at a rate equal to 0.03% per annum in the case of the Two Commerce Square Pooled Mortgage Loan, 0.03% per annum in the case of the Trinity Centre Pooled Mortgage Loan and 0.03% per annum in the case of the Carmel Mountain Plaza Pooled Mortgage Loan). The master servicing fee rate will include any primary servicing fee rate.

         "Appraisal Reduction Amount" means for any pooled mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan and except as described below with respect to the Lion Industrial Portfolio Loan Group) as to which an Appraisal Trigger Event has occurred, an amount that:

          o    will be determined shortly following the later of--

               1. the date on which the relevant appraisal or other valuation is obtained or performed, as described under "Servicing Under the Series 2004-PWR3 Pooling and Servicing Agreement--Required Appraisals" in this prospectus supplement; and

               2. the date on which the relevant Appraisal Trigger Event occurred; and

          o    will generally equal the excess, if any, of "x" over "y" where--

               1.   "x" is equal to the sum of:

                    (a) the Stated Principal Balance of the subject mortgage loan;

                    (b) to the extent not previously advanced by or on behalf of the applicable master servicer, the trustee or the fiscal agent, all unpaid interest, other than any Default Interest and Post-ARD Additional Interest, accrued on the subject mortgage loan through the most recent due date prior to the date of determination;

                    (c) all accrued but unpaid special servicing fees with respect to the subject mortgage loan;

                    (d) all related unreimbursed advances made by or on behalf of the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent with respect to the subject mortgage loan, together with interest on those advances;

                    (e) any other outstanding Additional Trust Fund Expenses with respect to the subject mortgage loan; and

                    (f) all currently due and unpaid real estate taxes and assessments, insurance premiums and, if applicable, ground rents with respect to the related mortgaged property or REO Property, for which neither the applicable master servicer nor the applicable special servicer holds any escrow funds or reserve funds; and

               2.   "y" is equal to the sum of:

                    (a) the excess, if any, of 90% of the resulting appraised or estimated value of the related mortgaged property or REO Property, over the amount of any obligations secured by liens on the property that are prior to the lien of the subject mortgage loan;

                    (b) the amount of escrow payments and reserve funds held by the applicable master servicer or the applicable special servicer with respect to the subject mortgage loan that--

                         o are not required to be applied to pay real estate taxes and assessments, insurance premiums or ground rents,

                         o are not otherwise scheduled to be applied (except to pay debt service on the mortgage loan) within the next 12 months, and

                         o may be applied toward the reduction of the principal balance of the mortgage loan; and

                    (c) the amount of any letter of credit that constitutes additional security for the mortgage loan that may be used to reduce the principal balance of the subject mortgage loan.

          If, however--

          o an Appraisal Trigger Event occurs with respect to any pooled mortgage loan (other than, if applicable, a Non-Trust-Serviced Pooled Mortgage Loan),

          o the appraisal or other valuation referred to in the first bullet of this definition is not obtained or performed with respect to the related mortgaged property or REO Property within 60 days of the Appraisal Trigger Event referred to in the first bullet of this definition, and

          o    either--

               1. no comparable appraisal or other valuation had been obtained or performed with respect to the related mortgaged property or REO Property, as the case may be, during the 12-month period prior to that Appraisal Trigger Event, or

               2. there has been a material change in the circumstances surrounding the related mortgaged property or REO Property, as the case may be, subsequent to the earlier appraisal or other valuation that, in the applicable special servicer's judgment, materially affects the property's value, then until the required appraisal or other valuation is obtained or performed, the appraisal reduction amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of the subject mortgage loan. After receipt of the required appraisal or other valuation with respect to the related mortgaged property or REO Property, the applicable special servicer will determine the appraisal reduction amount, if any, for the subject pooled mortgage loan as described in the first sentence of this definition.

         For purposes of the definition of Lion Industrial Portfolio Change of Control Event, any Appraisal Reduction Amounts will be calculated with respect to the entirety of the Lion Industrial Portfolio Loan Group as if it were a single pooled mortgage loan (and allocated first to the Lion Industrial Portfolio Non-Pooled Subordinate Loans up to the full principal balance thereof). For all other purposes, an Appraisal Reduction Amount will be calculated only with respect to the related Pooled Mortgage Loan.

         An Appraisal Reduction Amount as calculated above will be reduced to zero as of the date all Servicing Transfer Events have ceased to exist with respect to the related pooled mortgage loan and at least 90 days have passed following the occurrence of the most recent Appraisal Trigger Event. No Appraisal Reduction Amount as calculated above will exist as to any pooled mortgage loan after it has been paid in full, liquidated, repurchased or otherwise disposed of.

         Any Appraisal Reduction Amount with respect to a Non-Trust-Serviced Pooled Mortgage Loan will be the amount calculated under the related Non-Trust Servicing Agreement; and will in general, equal a proportionate share, by balance, of an amount calculated with respect to such Non-Trust-Serviced Pooled Mortgage Loan and the related Non-Pooled Pari Passu Companion Loan in a manner similar to, but not exactly the same as, that described in the first sentence of this definition except that the entire outstanding balance of the related loan pair will be taken into account and will be allocated to each mortgage loan in the related loan pair on a pari passu basis.

         "Appraisal Trigger Event" means, with respect to any pooled mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan), any of the following events:

         o the occurrence of a Servicing Transfer Event and the modification of the mortgage loan by the applicable special servicer in a manner that--

              1. materially affects the amount or timing of any payment of principal or interest due thereon, other than, or in addition to, bringing monthly debt service payments current with respect to the mortgage loan;

              2. except as expressly contemplated by the related loan documents, results in a release of the lien of the related mortgage instrument on any material portion of the related mortgaged property without a corresponding principal prepayment in an amount, or the delivery of substitute real property collateral with a fair market value (as is), that is not less than the fair market value (as is) of the property to be released, or

              3. in the judgment of the applicable special servicer, otherwise materially impairs the security for the mortgage loan or materially reduces the likelihood of timely payment of amounts due thereon;

         o the mortgaged property securing the mortgage loan becomes an REO Property;

         o the related borrower becomes the subject of (1) voluntary bankruptcy, insolvency or similar proceedings or (2) involuntary bankruptcy, insolvency or similar proceedings that remain undismissed for 60 days;

         o the related borrower fails to make any monthly debt service payment with respect to the mortgage loan, which failure remains unremedied for 60 days, and the failure constitutes a Servicing Transfer Event; and

         o the passage of 60 days after a receiver or similar official is appointed and continues in that capacity with respect to the mortgaged property securing the mortgage loan.

         The "Appraisal Trigger Event" (or the equivalent) with respect to each Non-Trust-Serviced Pooled Mortgage Loan is defined under the related Non-Trust Servicing Agreement and the relevant events are similar to, but may differ from, those specified above.

         "Appraised Value" means, for any mortgaged property securing a pooled mortgage loan, the value estimate reflected in the most recent appraisal obtained by or otherwise in the possession of the related mortgage loan seller as of the cut-off date. The appraisals for certain of the mortgaged properties state a "stabilized value" as well as (or, in one case, in lieu of) an "as-is" value for such properties based on the assumption that certain events will occur with respect to the re-tenanting, renovation or other repositioning of such properties. The stabilized value is presented as the Appraised Value in this prospectus supplement only in cases where such events have occurred.

         "ARCap" means ARCap Servicing, Inc., formerly ARCap Special Servicing, Inc.

         "ARD" means anticipated repayment date.

         "ARD Loan" means any mortgage loan that provides for the accrual of Post-ARD Additional Interest if the mortgage loan is not paid in full on or prior to its anticipated repayment date.

         "Authorized Collection Account Withdrawals" means any withdrawal from a collection account for any one or more of the following purposes (which are generally not governed by any set of payment priorities):

         1. to remit to the certificate administrator for deposit in the certificate administrator's distribution account described under "Description of the Offered Certificates--Distribution Account" in this prospectus supplement, on the business day preceding each distribution date, all payments and other collections on the pooled mortgage loans and any related REO Properties that are then on deposit in that collection account, exclusive of any portion of those payments and other collections that represents one or more of the following--

                (a) monthly debt service payments due on a due date in a calendar month subsequent to the month in which the subject distribution date occurs,

                (b) with limited exception involving the Non-Trust-Serviced Pooled Mortgage Loans, payments and other collections received by or on behalf of the trust fund after the end of the related collection period, and

                (c) amounts that are payable or reimbursable from that collection account to any person other than the series 2004-PWR3 certificateholders in accordance with any of clauses 2. through 18. below;

         2. to reimburse the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent, as applicable, for any unreimbursed servicing advances made by that party, as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" and any unreimbursed monthly debt service advances made by that party, as described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments" in this prospectus supplement, with that reimbursement to be made out of collections or proceeds on or from the pooled mortgage loan or REO Property as to which the advance was made;

         3. to pay a master servicer earned and unpaid master servicing fees with respect to each mortgage loan for which it is the applicable master servicer (including, if applicable, any Non-Trust Serviced Pooled Mortgage Loan), with that payment to be made out of collections on that mortgage loan that are allocable as interest;

         4. to pay a special servicer or, if and to the extent applicable, a predecessor to that special servicer, earned and unpaid special servicing fees, workout fees and liquidation fees to which it is entitled, with that payment to be made from the sources described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement;

          5. to reimburse the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent, as applicable, out of general collections or proceeds on or from the mortgage loans and any REO Properties in the trust fund, for any unreimbursed advance made by that party, as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" or "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments" in this prospectus supplement, which advance has been determined not to be ultimately recoverable under clause 2. above;

          6. to pay the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent, as applicable, unpaid interest accrued on any servicing advance or monthly debt service advance made by that party under the series 2004-PWR3 pooling and servicing agreement, with that payment to be made out of late payment charges and Default Interest received with respect to the particular mortgage loan as to which that advance was made;

          7. in connection with the reimbursement of advances as described in clause 2. or 5. above, to pay the applicable master servicer, the applicable special servicer, the trustee or the fiscal agent, as the case may be, out of general collections on the mortgage loans and any REO Properties in the trust fund, any interest accrued and payable on that advance and not otherwise paid under clause
               6. above;

          8. to pay any outstanding expenses that will likely otherwise become Additional Trust Fund Expenses, with that payment to be made out of proceeds received on the related pooled mortgage loan or REO Property, provided that payment with respect to the Lion Industrial Portfolio Loan Group or any related REO Property will be made from any proceeds received on or in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans prior to payment from any proceeds received on or in respect of the Lion Industrial Portfolio Pooled Mortgage Loans;

          9. to pay a master servicer or a special servicer, as the case may be, any items of additional servicing compensation on deposit in that collection account to which it is entitled as discussed under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses--Additional Servicing Compensation" in this prospectus supplement;

          10. to pay any unpaid liquidation expenses incurred with respect to any liquidated pooled mortgage loan or REO Property, with that payment to be made out of proceeds received on the related pooled mortgage loan or REO Property and otherwise out of general collections on the mortgage loans and any REO Properties in the trust fund;

          11. to pay, out of general collections on the mortgage loans and any REO Properties in the trust fund, any servicing expenses that would, if advanced, be nonrecoverable under clause 2. above (but only under the circumstances contemplated under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement);

          12. to pay, out of general collections on the mortgage loans and any REO Properties in the trust fund, for costs and expenses incurred by the trust fund in connection with the remediation of adverse environmental conditions at any mortgaged property that secures a defaulted mortgage loan in the trust fund, provided that payment with respect to the Lion Industrial Portfolio Loan Group or any related REO Property will be made from any collections on or in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans prior to payment from any collections on or in respect of the Lion Industrial Portfolio Pooled Mortgage Loans;

          13. to pay a master servicer, a special servicer, the trustee, the fiscal agent, the certificate administrator, the tax administrator, us or any of their or our respective directors, members, managers, officers, employees, agents and affiliates, as the case may be, out of general collections on the mortgage loans and any REO Properties in the trust fund, any of the reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Pooling and Servicing Agreements--Some Matters Regarding the Servicer and the Depositor" in the accompanying prospectus and "Description of the Offered Certificates--Matters Regarding the Certificate Administrator, the Tax Administrator, the Trustee and the Fiscal Agent" in this prospectus supplement, provided that payment with respect to the Lion Industrial Portfolio Loan Group or any related REO Property will be made from any collections on or in respect of the Lion Industrial Portfolio Non-Pooled Subordinate Loans prior to payment from any collections on or in respect of the Lion Industrial Portfolio Pooled Mortgage Loans;

          14. to pay, out of general collections on the mortgage loans and any REO Properties in the trust fund, for the costs of various opinions of counsel associated with the servicing and administration of any pooled mortgage loan or REO Property, the cost of recording the series 2004-PWR3 pooling and servicing agreement and expenses properly incurred by the trustee in connection with providing tax-related advice to the applicable special servicer and any fees and/or expenses payable or reimbursable to the applicable master servicer, the trustee or any third party in connection with the confirmation of a Fair Value determination made with respect to any Specially Designated Defaulted Pooled Mortgage Loan;

          15. to pay any other items described in this prospectus supplement or the accompanying prospectus or otherwise set forth in the series 2004-PWR3 pooling and servicing agreement as being payable out of a collection account or otherwise being at the expense of the trust fund;

          16. to pay to the applicable mortgage loan seller any amounts that represent monthly debt service payments due on the pooled mortgage loans on or before the cut-off date or, in the case of a replacement mortgage loan, on or before the date on which that loan was added to the trust fund;

          17. to pay to itself, the applicable special servicer, a controlling class certificateholder, the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder or any other particular person, as the case may be, with respect to any pooled mortgage loan that was previously purchased or otherwise removed from the trust fund by that person pursuant to or as contemplated by the series 2004-PWR3 pooling and servicing agreement all amounts received on that pooled mortgage loan subsequent to the date of purchase or other removal;

          18. to pay, out of general collections on the mortgage loans or any REO Properties in the trust fund, any amounts payable by the trust fund, as holder of any Non-Trust-Serviced Pooled Mortgage Loan, under the related Non-Trust Servicing Agreement and/or any related intercreditor agreement;

          19. to withdraw amounts deposited in the collection account in error; and

          20. to clear and terminate the collection account upon the termination of the series 2004-PWR3 pooling and servicing agreement.

          "Available Distribution Amount" means, with respect to any distribution date, in general, the sum of--

          1. the amounts remitted by the two master servicers to the certificate administrator for such distribution date, as described under "Description of the Offered
               Certificates--Distribution Account--Deposits" in this prospectus supplement, exclusive of any portion thereof that represents one or more of the following:

               o Prepayment Premiums or Yield Maintenance Charges (which are separately distributable on the series 2004-PWR3 certificates as described in this prospectus supplement);

               o any collections of Post-ARD Additional Interest (which are distributable to the holders of the class V certificates); and

               o any amounts that may be withdrawn from the certificate administrator's distribution account, as described under "Description of the Offered Certificates--Distribution Account--Withdrawals" in this prospectus supplement, for any reason other than distributions on the series 2004-PWR3 certificates, including if such distribution date occurs during January, other than a leap year, or February of any year subsequent to 2004, the interest reserve amounts with respect to the pooled mortgage loans that accrue interest on an Actual/360 Basis, which are to be deposited into the certificate administrator's interest reserve account; plus

          2. if such distribution date occurs during March of any year subsequent to 2004, the aggregate of the interest reserve amounts then on deposit in the certificate administrator's interest reserve account in respect of each pooled mortgage loan that accrues interest on an Actual/360 Basis, which are to be deposited into the certificate administrator's distribution account.

         The certificate administrator will apply the Available Distribution Amount as described under "Description of the Offered
Certificates--Distributions" in this prospectus supplement to pay principal and accrued interest on the series 2004-PWR3 certificates on each distribution date.

         "BSCMI" means Bear Stearns Commercial Mortgage, Inc.

         "Carmel Mountain Plaza Intercreditor Agreement" means the Intercreditor Agreement dated September 1, 2003 among the initial holders of the loans in the Carmel Mountain Plaza Loan Pair.

         "Carmel Mountain Plaza Loan Pair" means the Carmel Mountain Plaza Pooled Mortgage Loan and the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan, together.

         "Carmel Mountain Plaza Mortgaged Property" means the mortgaged property identified on Appendix B to this prospectus supplement as Carmel Mountain Plaza.

         "Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan" means the loan with a cut-off date principal balance in the amount of $35,167,333 that is secured by the same mortgage instrument encumbering the Carmel Mountain Plaza Mortgaged Property as the Carmel Mountain Plaza Pooled Mortgage Loan and is pari passu in right of payment with the Carmel Mountain Plaza Pooled Mortgage Loan. The Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan will not be part of the mortgage pool and will not be considered a pooled mortgage loan.

         "Carmel Mountain Plaza Pooled Mortgage Loan" means the pooled mortgage loan secured by the Carmel Mountain Plaza Mortgaged Property.

         "CBD" means, with respect to a particular jurisdiction, its central business district.

         "Class A Principal Distribution Cross-Over Date" means the first distribution date as of the commencement of business on which--

         o two or more classes of the class A-1, A-2, A-3 and A-4 certificates remain outstanding, and

         o the total principal balance of the class B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates have previously been reduced to zero as described under "Description of the Offered
              Certificates--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "Clearstream" means Clearstream Banking, societe anonyme.

         "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of mortgage loans (in this case, the pooled mortgage loans) for the life of those loans. The CPR model is the prepayment model that we use in this prospectus supplement.

          "Cut-off Date Loan-to-Value Ratio" or "Cut-off Date LTV Ratio" means:

          o with respect to any pooled mortgage loan (including any pooled mortgage loan that is cross-collateralized with one or more other pooled mortgage loans), other than the Lion Industrial Portfolio Pooled Mortgage Loans, the Non-Trust-Serviced Pooled Mortgage Loans and any pooled mortgage loan that is otherwise secured by multiple real properties (other than through cross-collateralization), the ratio of--

               1. the cut-off date principal balance of the subject mortgage loan, to

               2.   the Appraised Value of the related mortgaged property;

          o with respect to each Non-Trust-Serviced Pooled Mortgage Loan, the ratio of--

               1. the total cut-off date principal balance of such Non-Trust-Serviced Pooled Mortgage Loan and the related Non-Pooled Pari Passu Companion Loans, to

               2. the total Appraised Value for the related mortgaged property;

          o with respect to the Lion Industrial Portfolio Pooled Mortgage Loans, the ratio of--

               1. the total cut-off date principal balance of the Lion Industrial Portfolio Pooled Mortgage Loans, to

               2. the total Appraised Value for all of the related mortgaged properties;

          o with respect to any other pooled mortgage loan that is secured by multiple real properties (other than through cross-collateralization), the ratio of--

               1. the total cut-off date principal balance of the subject mortgage loan, to

               2. the total Appraised Value for all of the related mortgaged properties.

          "Debt Service Coverage Ratio", "DSCR", "Underwritten Debt Service Coverage Ratio" or "U/W DSCR" means:

          o with respect to any pooled mortgage loan (including any pooled mortgage loan that is cross-collateralized with one or more other pooled mortgage loans), other than the Lion Industrial Portfolio Pooled Mortgage Loans, the Non-Trust-Serviced Pooled Mortgage Loans and any pooled mortgage loan that is otherwise secured by multiple real properties (other than through cross-collateralization), the ratio of--

               1. the Underwritten Net Cash Flow for the related mortgaged property, to

               2. twelve times the monthly debt service payment for the subject mortgage loan due on its due date in March 2004 or, in the case of a pooled mortgage loan that has an initial interest only period that does not extend to maturity, the debt service due on the mortgage loan during the initial 12 twelve months following origination;

          o with respect to each Non-Trust-Serviced Pooled Mortgage Loan, the ratio of--

               1. the total Underwritten Net Cash Flow for the related mortgaged property, to

               2. twelve times the monthly debt service payment(s) for the subject mortgage loan and the related Non-Pooled Pari Passu Companion Loan due on the related due date in March 2004;

         o with respect to the Lion Industrial Portfolio Pooled Mortgage Loans, the ratio of

              1. the total Underwritten Net Cash Flow for all of the related Lion Industrial Portfolio Mortgaged Properties, to

              2. twelve times the sum of the monthly debt service payments for each of the Lion Industrial Portfolio Pooled Mortgage Loans due on the related due date in February 2004.

         o with respect to any other pooled mortgage loan that is secured by multiple real properties (other than through cross-collateralization), the ratio of--

              1. the total Underwritten Net Cash Flow for all of the related mortgaged properties, to

              2. twelve times the monthly debt service payment for the subject mortgage loan due on the related due date in March 2004 or, in the case of a pooled mortgage loan that has an initial interest only period that does not extend to maturity, the debt service due on the mortgage loan during the initial 12 twelve months following origination.

         The Debt Service Coverage Ratio for pooled mortgage loans with an initial interest only period does not reflect any amortization payment that may be due later in the loan term.

         In connection with determining the DSCR or U/W DSCR for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the interest-only period), it was assumed that 73.7% (based on allocated loan amount) of the mortgaged properties securing the Lion Industrial Portfolio Loan Group will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the DSCR or U/W DSCR for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the interest-only period) was calculated based on 26.3% of the Underwritten Net Cash Flow of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

         "Default Interest" means any interest that--

         o accrues on a defaulted mortgage loan solely by reason of the subject default, and

         o is in excess of all interest at the related mortgage interest rate, including any Post-ARD Additional Interest, accrued on the mortgage loan.

         "DOL" means the U.S. Department of Labor.

         "DTC" means The Depository Trust Company.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Plan" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA.

         "Euroclear" means The Euroclear System.

         "Euroclear Operator" means Euroclear Bank S.A./N.V. as the licensed operator of Euroclear.

         "Event of Default" means, notwithstanding the discussion under "Description of the Pooling and Servicing Agreements--Events of Default" in the accompanying prospectus, each of the following events, circumstances and conditions under the series 2004-PWR3 pooling and servicing agreement:

         o either master servicer or either special servicer fails to deposit, or to remit to the appropriate party for deposit, into either master servicer's collection account or either special servicer's REO account, as applicable, any amount required to be so deposited, which failure continues unremedied for one business day following the date on which the deposit or remittance was required to be made;

          o any failure by a master servicer to remit to the certificate administrator for deposit in the certificate administrator's distribution account any amount required to be so remitted, which failure continues unremedied beyond a specified time on the business day following the date on which the remittance was required to be made;

          o any failure by a master servicer to timely make, or by a special servicer to timely make or request the applicable master servicer to make, any servicing advance required to be made by that party under the series 2004-PWR3 pooling and servicing agreement, which failure continues unremedied for one business day following the date on which notice has been given to that master servicer or that special servicer, as the case may be, by the trustee;

          o any failure by a master servicer or a special servicer duly to observe or perform in any material respect any of its other covenants or agreements under the series 2004-PWR3 pooling and servicing agreement, which failure continues unremedied for 30 days after written notice of it has been given to that master servicer or special servicer, as the case may be, by any other party to the series 2004-PWR3 pooling and servicing agreement or by series 2004-PWR3 certificateholders entitled to not less than 25% of the series 2004-PWR3 voting rights or, if affected by the failure, by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder; provided, however, that, with respect to any such failure that is not curable within such 30-day period, that master servicer or special servicer, as the case may be, will have an additional cure period of 60 days to effect such cure so long as that master servicer or special servicer, as the case may be, has commenced to cure the failure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure;

          o any breach on the part of a master servicer or special servicer of any of its representations or warranties contained in the series 2004-PWR3 pooling and servicing agreement that materially and adversely affects the interests of any class of series 2004-PWR3 certificateholders or the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder, which breach continues unremedied for 30 days after written notice of it has been given to that master servicer or special servicer, as the case may be, by any other party to the series 2004-PWR3 pooling and servicing agreement, by series 2004-PWR3 certificateholders entitled to not less than 25% of the series 2004-PWR3 voting rights or, if affected by the breach, by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder; provided, however, that, with respect to any such breach that is not curable within such 30-day period, that master servicer or special servicer, as the case may be, will have an additional cure period of 60 days to effect such cure so long as that master servicer or special servicer, as the case may be, has commenced to cure the failure within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure;

          o the occurrence of any of various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings with respect to a master servicer or a special servicer, or the taking by a master servicer or a special servicer of various actions indicating its bankruptcy, insolvency or inability to pay its obligations;

          o any failure by the applicable master servicer to timely make any payments required to be made by it under the series 2004-PWR3 pooling and servicing agreement to the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder and such failure continues for one business day;

          o a master servicer or a special servicer is removed from S&P's approved master servicer list or special servicer list, as the case may be and, in either case, is not reinstated within 60 days and the ratings then assigned by S&P to any class of series 2004-PWR3 certificates are downgraded, qualified or withdrawn (including, without limitation, being placed on negative credit watch) in connection with such removal; and

         o both (i) the trustee receives written notice from Fitch that the continuation of a master servicer or a special servicer in its respective capacity would result in the downgrade or withdrawal of any rating then assigned by Fitch to any class of certificates and (ii) such notice is not withdrawn, terminated or rescinded within 90 days following the trustee's receipt of such notice.

         When a single entity acts as two or more of the capacities of the master servicers and the special servicers, an Event of Default (other than an event described in the final three bullets above) in one capacity will constitute an Event of Default in both or all such capacities.

         "Exemption-Favored Party" means any of the following--

         o    Bear, Stearns & Co. Inc.,

         o    Merrill Lynch, Pierce, Fenner & Smith Incorporated,

         o    Goldman, Sachs & Co.

         o any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Bear, Stearns & Co. Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, and

         o any member of the underwriting syndicate or selling group of which a person described in the prior three bullets is a manager or co-manager with respect to any particular class of the offered certificates.

         "Fair Value" means the amount that, in the special servicer's judgment, is the fair value of a Specially Designated Defaulted Pooled Mortgage Loan.

         "FASIT" means a financial asset securitization trust, within the meaning of, and formed in accordance with, the Small Business Job Protection Act of 1996 and Sections 860H through 860L of the Internal Revenue Code.

         "FF&E" means furniture, fixtures and equipment.

         "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

         "Fitch" means Fitch, Inc.

         "Government Securities" means non-callable United States Treasury obligations, and other non-callable government securities within the meaning of section 2(a)(16) of the Investment Company Act of 1940, as amended.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         "IRS" means the Internal Revenue Service.

         "Issue Date" means the date of initial issuance of the series 2004-PWR3 certificates.

         "LaSalle" means LaSalle Bank National Association.

         "Leased Percentage" means the percentage of net rentable area, in the case of mortgaged properties that are retail, office or industrial properties, or units, in the case of mortgaged properties that are multifamily rental properties, or pads, in the case of mortgaged properties that are manufactured housing communities, of the subject property that were occupied or leased as of the Leased Percentage Date as reflected in information provided by the related borrower.

         "Leased Percentage Date" means, with respect to any mortgaged property, the date specified as such for that mortgaged property on Appendix B to this prospectus supplement.

         "Lion Industrial Portfolio Change of Control Event" means, as of any date of determination, (i) the then outstanding principal balance of the Lion Industrial Portfolio Non-Pooled Subordinate Loans minus (ii) any Appraisal Reduction Amount allocable to the Lion Industrial Portfolio Non-Pooled Subordinate Loans, together with any related Realized Losses allocable to the Lion Industrial Portfolio Non-Pooled Subordinate Loans, and Additional Trust Fund Expenses allocable to the Lion Industrial Portfolio Non-Pooled Subordinate Loans is collectively less than 25% of the difference between (a) the initial principal balance of the Lion Industrial Portfolio Non-Pooled Subordinate Loans and, (b) any payments of principal (whether as scheduled amortization, prepayments or otherwise) on the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         "Lion Industrial Portfolio Loan Group" means, collectively, the Lion Industrial Portfolio Pooled Mortgage Loans and the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         "Lion Industrial Portfolio Mortgaged Properties" means the mortgaged properties identified on Appendix B to this prospectus supplement as providing security for the Lion Industrial Portfolio Loan Group.

         "Lion Industrial Portfolio Non-Pooled Subordinate Loans" means the loans in the aggregate original principal amount of $92,800,000 that are secured by the same mortgage instruments encumbering the Lion Industrial Portfolio Mortgaged Properties as the Lion Industrial Portfolio Pooled Mortgage Loans and are subordinate in right of payment to the Lion Industrial Portfolio Pooled Mortgage Loans. The Lion Industrial Portfolio Non-Pooled Subordinate Loans consist of the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Seven-Year Mortgage Loan, neither of which will be part of the mortgage pool or will be considered a pooled mortgage loan.

         "Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan" means the loan known as Tranche A in the promissory note evidencing the Lion Industrial Portfolio Non-Pooled Subordinate Loans, which loan has an original principal balance of $68,393,600, an interest rate of 4.60% and a maturity date of January 1, 2009.

         "Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" means the holder or holders of the promissory note or notes evidencing the Lion Industrial Portfolio Non-Pooled Subordinate Loans.

         "Lion Industrial Portfolio Non-Pooled Subordinate Seven-Year Mortgage Loan" means the loan known as Tranche B in the promissory note evidencing the Lion Industrial Portfolio Non-Pooled Subordinate Loans, which loan has an original principal balance of $24,406,400, an interest rate of 5.34% and a maturity date of January 1, 2011.

         "Lion Industrial Portfolio Pooled Five-Year Mortgage Loan" means the loan known as Tranche A in the promissory note evidencing the Lion Industrial Portfolio Pooled Mortgage Loans, which loan has an original principal balance of $68,393,600, an interest rate of 4.26% and a maturity date of January 1, 2009.

         "Lion Industrial Portfolio Pooled Mortgage Loans" means one or both of the pooled mortgage loans in the aggregate original principal amount of $92,800,000 that are secured by the mortgage instruments encumbering Lion Industrial Portfolio Mortgaged Properties and are comprised of the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan.

         "Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan" means the loan known as Tranche B in the promissory note evidencing the Lion Industrial Portfolio Pooled Mortgage Loans, which loan has an original principal balance of $24,406,400, an interest rate of 4.74% and a maturity date of January 1, 2011.

          "Lock-out Period" means, with respect to a mortgage loan, the period during which voluntary principal prepayments are prohibited (even if the mortgage loan may be defeased during that period).

          "LTV Ratio at Maturity" means:

          o with respect to any pooled mortgage loan (including any pooled mortgage loan that is cross-collateralized with one or more other pooled mortgage loans), other than the Lion Industrial Portfolio Pooled Mortgage Loans, the Non-Trust-Serviced Pooled Mortgage Loans and any pooled mortgage loan that is otherwise secured by multiple real properties (other than through cross-collateralization), the ratio of--

               1. the unpaid principal balance of the subject mortgage loan on its maturity or, in the case of an ARD Loan, the related anticipated repayment date, according to the payment schedule for the mortgage loan and otherwise assuming the absence of any prepayments, defaults or extensions, to

               2.   the Appraised Value of the related mortgaged property; and

          o with respect to each Non-Trust-Serviced Pooled Mortgage Loan, the ratio of--

               1. the unpaid principal balance of the subject mortgage loan and the related Non-Pooled Pari Passu Companion Loans on its maturity or, in the case of an ARD Loan, the related anticipated repayment date, according to the payment schedule for those mortgage loans and otherwise assuming the absence of any prepayments, defaults or extensions, to

               2.   the total Appraised Value of the related mortgaged property;
                    and

          o with respect to the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan, the ratio of--

               1. the unpaid principal balance of the subject mortgage loan on its maturity date and the unpaid principal balance of the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan on such same maturity date, according to the payment schedule for those mortgage loans and assuming the absence of any prepayments, defaults or extensions, to

               2. the total Appraised Value of the related mortgaged properties; and

          o with respect to the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan, the ratio of--

               1. the unpaid principal balance of the subject mortgage loan, according to the payment schedule for the mortgage loan and assuming the absence of any prepayments, defaults or extensions, to

               2. the total Appraised Value of the related mortgaged properties; and

          o with respect to any other pooled mortgage loan that is secured by multiple real properties (other than through cross-collateralization), the ratio of--

               1. the unpaid principal balance of the subject mortgage loan at maturity or, in the case of an ARD Loan, the related anticipated repayment date, according to the payment schedule for those mortgage loans and otherwise assuming no prepayments, defaults or extensions, to

               2. the total Appraised Value of all of the related mortgaged properties.

         In connection with determining the LTV Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the interest-only period), it was assumed that 73.7% (based on allocated loan amount) of the mortgaged properties securing the Lion Industrial Portfolio Loan Group will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the LTV Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the interest-only period) was calculated based on 26.3% of the Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

         "Mortgage Pass-Through Rate" means, with respect to any pooled mortgage loan for any distribution date, an annual rate generally equal to:

         o in the case of a mortgage loan that accrues interest on a 30/360 Basis, a rate per annum equal to the mortgage interest rate for that mortgage loan as of the Issue Date, minus the Administrative Fee Rate for that mortgage loan.

         o in the case of a mortgage loan that accrues interest on an Actual/360 Basis, twelve times a fraction, expressed as a percentage--

              1. the numerator of which fraction is, subject to adjustment as described below in this definition, an amount of interest equal to the product of (a) the number of days in the related interest accrual period, multiplied by (b) the Stated Principal Balance of that mortgage loan immediately preceding that distribution date, multiplied by (c) 1/360, multiplied by (d) a rate per annum equal to the mortgage interest rate for that mortgage loan as of the Issue Date, minus the related Administrative Fee Rate for that mortgage loan, and

              2. the denominator of which is the Stated Principal Balance of that mortgage loan immediately preceding that distribution date.

         Notwithstanding the foregoing, if the subject distribution date occurs in any January (except in a leap year) or in any February, then the amount of interest referred to in the numerator of the fraction described in clause 1. of the second bullet of the first paragraph of this definition will be decreased to reflect any interest reserve amount with respect to the subject mortgage loan that is transferred from the certificate administrator's distribution account to the certificate administrator's interest reserve account during that month. Furthermore, if the subject distribution date occurs during March, then the amount of interest referred to in the numerator of the fraction described in clause 1. of the second bullet of the first paragraph of this definition will be increased to reflect any interest reserve amounts with respect to the subject mortgage loan that are transferred from the certificate administrator's interest reserve account to the certificate administrator's distribution account during that month.

         The Mortgage Pass-Through Rate of each pooled mortgage loan:

         o will not reflect any modification, waiver or amendment of that mortgage loan occurring subsequent to the Issue Date (whether entered into by the applicable master servicer, the applicable special servicer or any other appropriate party or in connection with any bankruptcy, insolvency or other similar proceeding involving the related borrower), and

         o in the case of an ARD Loan following its anticipated repayment date, will exclude the marginal increase in the mortgage interest rate by reason of the passage of the anticipated repayment date.

         "Net Aggregate Prepayment Interest Shortfall" means, with respect to any distribution date, the excess, if any, of:

         o the total Prepayment Interest Shortfalls incurred with respect to the pooled mortgage loans during the related collection period; over

         o the sum of the total payments made by the master servicers to cover those Prepayment Interest Shortfalls.

         "Non-Pooled Pari Passu Companion Loan" means any of the Two Commerce Square Non-Pooled Pari Passu Companion Loan, the Trinity Centre Non-Pooled Pari Passu Companion Loan and the Carmel Mountain Plaza Non-Pooled Pari Passu Companion Loan.

         "Non-Trust-Serviced Pooled Mortgage Loan" means any of the Two Commerce Square Pooled Mortgage Loan, the Trinity Centre Pooled Mortgage Loan and the Carmel Mountain Plaza Pooled Mortgage Loan.

         "Non-Trust Servicing Agreement" means, with respect to each Non-Trust-Serviced Pooled Mortgage Loan, the servicing agreement (other than the series 2004-PWR3 pooling and servicing agreement) pursuant to which such Non-Trust-Serviced Pooled Mortgage Loan and the related Non-Pooled Pari Passu Companion Loan, and any related REO Property are to be serviced and/or administered, which is (i) in the case of the Two Commerce Square Pooled Mortgage Loan, the pooling and servicing agreement for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ5,
(ii) in the case of the Trinity Centre Pooled Mortgage Loan, the pooling and servicing agreement for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP13 and (iii) in the case of the Carmel Mountain Plaza Pooled Mortgage Loan, the pooling and servicing agreement for the Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-PWR2.

         "NRA" means net rentable area.

         "NRSF" means net rentable square feet.

         "OID Regulations" means the rules governing original issue discount set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder.

         "PAR" means Prudential Asset Resources, Inc.

         "Party in Interest" means any person that is a "party in interest" as defined in Section 3(14) of ERISA or a "disqualified person" as defined in
Section 4975 of the Internal Revenue Code.

         "Permitted Encumbrances" means, with respect to any mortgaged property securing a mortgage loan in the trust fund, any and all of the following--

         o the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable,

         o covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment, none of which materially interferes with the security intended to be provided by the related mortgage instrument, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan,

         o exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment, none of which materially interferes with the security intended to be provided by the related mortgage instrument, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan,

         o other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by the related mortgage instrument, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan,

         o the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related mortgaged property which the related mortgage loan seller did not require to be subordinated to the lien of the related mortgage instrument and which do not materially interfere with the security intended to be provided by the related mortgage instrument, the current principal use of the related mortgaged property or the current ability of the related mortgaged property to generate income sufficient to service the related mortgage loan, and

         o if the related mortgaged property is a unit in a condominium, the related condominium declaration.

         "Permitted Investments" means the United States government securities and other investment grade obligations specified in the series 2004-PWR3 pooling and servicing agreement.

         "Plan" means any ERISA Plan or any other employee benefit or retirement plan, arrangement or account that is subject to Section 4975 of the Internal Revenue Code, including any individual retirement account or Keogh Plan.

         "PMCC" means Prudential Mortgage Capital Company, LLC.

         "PMCF" means Prudential Mortgage Capital Funding, LLC.

         "Post-ARD Additional Interest" means, with respect to any ARD Loan, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage interest rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan.

         "Prepayment Interest Excess" means with respect to any pooled mortgage loan (including any Non-Trust-Serviced Pooled Mortgage Loan) that was subject to a principal prepayment in full or in part made (or, if resulting from the application of insurance proceeds or condemnation proceeds, any other early recovery of principal received) after the due date for that pooled mortgage loan in any collection period, any payment of interest (net of related master servicing fees payable under the series 2004-PWR3 pooling and servicing agreement (and, in the case of a Non-Trust-Serviced Pooled Mortgage Loan, the master servicing fees (including any primary servicing or subservicing fees included therein) payable to the party serving as master servicer under the related Non-Trust Servicing Agreement) and, further, net of any portion of that interest that represents Default Interest, late payment charges or Post-ARD Additional Interest) actually collected from the related borrower or out of such insurance proceeds or condemnation proceeds, as the case may be, and intended to cover the period from and after the due date to, but not including, the date of prepayment.

         "Prepayment Interest Shortfall" means with respect to any pooled mortgage loan (including any Non-Trust-Serviced Pooled Mortgage Loan) that was subject to a principal prepayment in full or in part made (or, if resulting from the application of insurance proceeds or condemnation proceeds, any other early recovery of principal received) prior to the due date for that pooled mortgage loan in any collection period, the amount of interest, to the extent not collected from the related borrower or otherwise (without regard to any Prepayment Premium or Yield Maintenance Charge that may have been collected), that would have accrued on the amount of such principal prepayment during the period from the date to which interest was paid by the related borrower to, but not including, the related due date immediately following the date of the subject principal prepayment (net of related master servicing fees payable under the series 2004-PWR3 pooling and servicing agreement (and, in the case of a Non-Trust-Serviced Pooled Mortgage Loan, the master servicing fees (including any primary servicing or subservicing fees included therein) payable to the party serving as master servicer under the related Non-Trust Servicing Agreement) and, further, net of any portion of that interest that represents Default Interest, late payment charges or Post-ARD Additional Interest).

         "Prepayment Premium" means, with respect to any mortgage loan, any premium, fee or other additional amount (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a borrower in connection with a principal prepayment on, or other early collection of principal of, that mortgage loan (including any payoff of a mortgage loan by a mezzanine lender on behalf of the subject borrower if and as set forth in the related intercreditor agreement).

         "Principal Distribution Amount" means, for any distribution date prior to the final distribution date, an amount equal to the total, without duplication, of the following--

         1. all payments of principal, including voluntary principal prepayments, received by or on behalf of the trust fund with respect to the pooled mortgage loans during the related collection period, exclusive of any of those payments that represents a late collection of principal for which an advance was previously made for a prior distribution date or that represents a monthly payment of principal due on or before the cut-off date for the related pooled mortgage loan or on a due date for the related pooled mortgage loan subsequent to the end of the calendar month in which the subject distribution date occurs,

         2. all monthly payments of principal that were received by or on behalf of the trust fund with respect to the pooled mortgage loans prior to, but that are due (or deemed due) during, the related collection period (or, in the case of the Two Commerce Square Pooled Mortgage Loan, on which scheduled payments are due on the ninth day of each month, that were received by or on behalf of the trust fund after a specified date in the prior calendar month but are due (or deemed due) during the calendar month in which the subject distribution date occurs),

         3. all other collections, including liquidation proceeds, condemnation proceeds, insurance proceeds and repurchase proceeds, that were received by or on behalf of the trust fund with respect to any of the pooled mortgage loans or any related REO Properties during the related collection period and that were identified and applied by the respective master servicers as recoveries of principal of the subject pooled mortgage loan(s), in each case net of any portion of the particular collection that represents a late collection of principal for which an advance of principal was previously made for a prior distribution date or that represents a monthly payment of principal due on or before the cut-off date for the related pooled mortgage loan, and

         4. all advances of principal made with respect to the pooled mortgage loans for that distribution date;

provided that (A) if any insurance proceeds, condemnation proceeds and/or liquidation proceeds are received with respect to any pooled mortgage loan, or if any pooled mortgage loan is otherwise liquidated, including at a discount, in any event during the collection period for the subject distribution date, then that portion, if any, of the aggregate amount described in clauses 1. through 4. above that is attributable to that mortgage loan will be reduced - to not less than zero - by any special servicing fees, workout fees, liquidation fees and/or interest on advances paid with respect to that mortgage loan from a source other than related Default Interest and late payment charges during the collection period for the subject distribution date; (B) the aggregate amount described in clauses 1. through 4. above will be further subject to reduction - to not less than zero - by any nonrecoverable advances (and interest thereon) that are reimbursed from the principal portion of debt service advances and payments and other collections of principal on the mortgage pool (see "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses") during the related collection period (although any of those amounts that were reimbursed from advances or collections of principal and are subsequently collected (notwithstanding the nonrecoverability determination) on the related pooled mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs); and (C) the aggregate amount described in clauses 1. through 4. above will be subject to further reduction - to not less than zero - by any advances (and interest thereon) with respect to a defaulted pooled mortgage loan that remained unreimbursed at the time of the loan's modification and return to performing status and are reimbursed from the principal portion of debt service advances and payments and other collections of principal on the mortgage pool (see "--Advances of Delinquent Monthly Debt Service Payments" below and "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses") during that collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related pooled mortgage loan will be added to the Principal

Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

         For the final distribution date, the "Principal Distribution Amount" will be an amount equal to the total Stated Principal Balance of the mortgage pool outstanding immediately prior to that final distribution date.

         The Non-Pooled Pari Passu Companion Loans and the Lion Industrial Portfolio Non-Pooled Subordinate Loans will not be part of the mortgage pool and will not be considered pooled mortgage loans. Accordingly, any amounts applied to the principal of any of such loans will not constitute part of the Principal Distribution Amount for any distribution date.

         "PSF" means per square foot.

         "PTE" means prohibited transaction exemption.

         "Purchase Option" means, with respect to any Specially Designated Defaulted Pooled Mortgage Loan, the purchase option described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Fair Value Purchase Option" in this prospectus supplement.

         "Purchase Price" means, with respect to any particular mortgage loan being purchased from the trust fund, a price approximately equal to the sum of the following:

         o    the outstanding principal balance of the subject mortgage loan;

         o all accrued and unpaid interest on the subject mortgage loan generally through the due date in the collection period of purchase, other than Default Interest and Post-ARD Interest;

         o all unreimbursed servicing advances with respect to the subject mortgage loan, together with any unpaid interest on those advances owing to the party or parties that made them;

         o all servicing advances with respect to the subject mortgage loan that were reimbursed out of collections on or with respect to other mortgage loans in the trust fund;

         o all accrued and unpaid interest on any monthly debt service advances made with respect to the subject mortgage loan; and

         o in the case of a repurchase or substitution of a defective mortgage loan by a mortgage loan seller, a purchase of the Lion Industrial Portfolio Pooled Mortgage Loans by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" in this prospectus supplement,
              (1) all related special servicing fees and, to the extent not otherwise included, other related Additional Trust Fund Expenses (including without limitation any liquidation fee payable in connection with the applicable purchase or repurchase), and (2) to the extent not otherwise included, any costs and expenses incurred by the applicable master servicer, the applicable special servicer or the trustee or an agent of any of them, on behalf of the trust fund, in enforcing any obligation of such person to repurchase or replace the mortgage loan.

         "Qualified Insurer" means, with respect to any insurance policy, an insurance company or security or bonding company qualified to write the related insurance policy in the relevant jurisdiction.

         "Realized Losses" means losses on or with respect to the pooled mortgage loans arising from the inability of the applicable master servicer and/or the applicable special servicer (or, in the case of each Non-Trust-Serviced Pooled Mortgage Loan, the applicable master servicer and/or the applicable special servicer under the related Non-Trust Servicing Agreement) to collect all amounts due and owing under the mortgage loans, including by reason of the fraud or bankruptcy of a borrower or, to the extent not covered by insurance, a casualty of any nature at a mortgaged property, as and to the extent described under "Description of the Offered Certificates--Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement.

         "REMIC" means a real estate mortgage investment conduit within the meaning of, and formed in accordance with, Sections 860A through 860G of the Internal Revenue Code.

         "REO Property" means any mortgaged property that is acquired for the benefit of the certificateholders (and, in the case of the Lion Industrial Portfolio Mortgaged Properties, also on behalf of the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder) through foreclosure, deed in lieu of foreclosure or otherwise following a default on the corresponding pooled mortgage loan. If the Mortgaged Property securing any Non-Trust-Serviced Pooled Mortgage Loan becomes an REO Property, it will be held on behalf of, and in the name of the trustee under the related Non-Trust Servicing Agreement for the benefit of the legal and beneficial owners of such Non-Trust-Serviced Pooled Mortgage Loan and the related Non-Pooled Pari Passu Companion Loan.

         "Required Claims-Paying Ratings" means, with respect to any insurance carrier, claims-paying ability ratings at least equal to (a) in the case of fidelity bond coverage provided by such insurance carrier, "A" by S&P and "A-" by Fitch, (b) in the case of a policy or policies of insurance issued by such insurance carrier covering loss occasioned by the errors and omissions of officers and employees, "A" by S&P and "A-" by Fitch and (c) in the case of any other insurance coverage provided by such insurance carrier, "A" by S&P and "A-" by Fitch. However, an insurance carrier will be deemed to have the applicable claims-paying ability ratings set forth above if the obligations of that insurance carrier under the related insurance policy are guaranteed or backed in writing by an entity that has long-term unsecured debt obligations that are rated not lower than the ratings set forth above or claim-paying ability ratings that are not lower than the ratings set forth above; and an insurance carrier will be deemed to have the applicable claims-paying ability ratings set forth above if (among other conditions) the rating agency whose rating requirement has not been met has confirmed in writing that the insurance carrier would not result in the qualification, downgrade or withdrawal of any of the then-current ratings assigned by that rating agency to any of the certificates.

         "Required Collection Account Deposits" means the following amounts with respect to any pooled mortgage loan, which the applicable master servicer must, to the extent received by it, deposit into its collection account:

         1. all principal payments (from whatever source) collected, including principal prepayments;

         2. all interest payments (from whatever source) collected, including Default Interest and Post-ARD Additional Interest;

         3. any Yield Maintenance Charges, Prepayment Premiums and/or late payment charges collected;

         4. any proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to the related mortgaged property or the subject mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of the related mortgaged property, in each case to the extent not required to be applied to the restoration of the related mortgaged property or released to the related borrower; provided that, in the case of each Lion Industrial Portfolio Pooled Mortgage Loan, the deposit is to include any portion of those proceeds that represents amounts allocable to reimburse servicing advances or to pay liquidation and other servicing expenses with respect to the entire Lion Industrial Portfolio Loan Group, as applicable;

         5. any amounts paid by the applicable mortgage loan seller in connection with the repurchase or replacement of a pooled mortgage loan by that party as described under "Description of the Mortgage Pool--Cures, Repurchases and Substitutions" in this prospectus supplement;

         6. any amounts received in connection with the purchase of any Specially Designated Defaulted Pooled Mortgage Loan by any holder of a Purchase Option as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Fair Value Purchase Option" in this prospectus supplement;

         7. any amounts received in connection with the purchase of the Lion Industrial Portfolio Pooled Mortgage Loans by the Lion Industrial Portfolio Non-Pooled Subordinate Noteholder following a default under that mortgage loan as described under "Servicing of the Mortgage Loans Under the Series 2004-PWR3 Pooling and Servicing Agreement--Lion Industrial Portfolio Non-Pooled Subordinate Noteholder" in this prospectus supplement;

         8. any amounts received in connection with the purchase of any defaulted mortgage loan in the trust by a mezzanine lender pursuant to a purchase right as set forth in the related intercreditor agreement;

         9. any amounts paid to purchase all the pooled mortgage loans and any REO Properties in connection with the termination of the trust fund as contemplated under "Description of the Offered Certificates--Termination of the Series 2004-PWR3 Pooling and Servicing Agreement" in this prospectus supplement;

         10. any amounts required to be deposited by a master servicer in connection with losses incurred with respect to Permitted Investments of funds held in its collection account;

         11. all payments required to be paid by the applicable master servicer or received from the applicable special servicer with respect to any deductible clause in any blanket hazard insurance policy or master force-placed hazard insurance policy maintained as permitted or required under the series 2004-PWR3 pooling and servicing agreement;

         12. any amount transferred by the applicable special servicer from its REO account, including any amounts relating to the pooled mortgage loans received in connection with the operation or sale of any REO Property; provided that, in the case of an REO Property relating to the Lion Industrial Portfolio Pooled Mortgage Loan, the deposit is to include any portion of those proceeds that represents amounts allocable to reimburse servicing advances or to pay liquidation and other servicing expenses with respect to the entire Lion Industrial Portfolio Loan Group; and

         13. payments by a borrower to cover delinquent items for which servicing advances have previously been made;

         provided that amounts representing interest on and principal of the Lion Industrial Portfolio Non-Pooled Subordinate Loans will in no event be deposited into either master servicer's collection account or any other account that is part of the trust fund; and provided, further, that any of the foregoing amounts relating to any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property will be deposited into the applicable master servicer's collection account only upon receipt by that master servicer from the appropriate party under the related Non-Trust Servicing Agreement.

         Upon receipt of any of the amounts described above (other than those described in clauses 11., 12. and 13.) with respect to any specially serviced mortgage loan, the applicable special servicer is required to promptly remit those amounts to the applicable master servicer for deposit in the applicable master servicer's collection account.

         "Restricted Group" means, collectively, the following persons and entities--

         o    the trustee,

         o    the Exemption-Favored Parties,

         o    us,

         o    the master servicers,

         o    the special servicers,

         o    any sub-servicers,

         o any person responsible for servicing any Non-Trust-Serviced Pooled Mortgage Loan or any related REO Property,

         o    the mortgage loan sellers,

         o each borrower, if any, with respect to pooled mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates, and

         o    any and all affiliates of any of the aforementioned persons.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

         "SEC" means the Securities and Exchange Commission.

         "Servicing Standard" means, with respect to each master servicer and each special servicer, to service and administer those mortgage loans and any REO Properties for which that party is responsible under the series 2004-PWR3 pooling and servicing agreement:

         o in the best interests and for the benefit of the series 2004-PWR3 certificateholders (or, in the case of the Lion Industrial Portfolio Loan Group, for the benefit of the series 2004-PWR3 certificateholders and the Lion Industrial Non-Pooled Subordinate Noteholder) (as determined by the applicable master servicer or the special servicer, as the case may be, in its good faith and reasonable judgment), as a collective whole,

         o in accordance with any and all applicable laws, the terms of the series 2004-PWR3 pooling and servicing agreement, the terms of the respective mortgage loans and, in the case of the Lion Industrial Portfolio Loan Group, the intercreditor agreement(s) between the trust fund and the Lion Industrial Non-Pooled Subordinate Noteholder, and

         o to the extent consistent with the foregoing, in accordance with the following standards:

              o with the same care, skill, prudence and diligence as is normal and usual in its general mortgage servicing and REO property management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and real properties that are comparable to those mortgage loans and any REO Properties for which it is responsible under the series 2004-PWR3 pooling and servicing agreement;

              o    with a view to--

                   1. the timely collection of all scheduled payments of principal and interest under those mortgage loans,

                   2. the full collection of all Yield Maintenance Charges and Prepayment Premiums that may become payable under those mortgage loans, and

                   3. in the case of the special servicers, if a mortgage loan comes into and continues in default and, in the good faith and reasonable judgment of the applicable special servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, including payments of Yield Maintenance Charges, Prepayment Premiums, Default Interest and late payment charges, or the related mortgaged property becomes an REO Property, the maximization of the recovery of principal and interest on that defaulted mortgage loan to the series 2004-PWR3 certificateholders, as a collective whole (or, in the case of the Lion Industrial Portfolio Loan Group, for the benefit of the series 2004-PWR3 certificateholders and the Lion Industrial Non-Pooled Subordinate Noteholder, as applicable, as a collective whole), on a present value basis; and

                without regard to--

                       1. any known relationship that the applicable master servicer or the applicable special servicer, as the case may be, or any of its affiliates may have with any of the underlying borrowers, any of the mortgage loan sellers or any other party to the series 2004-PWR3 pooling and servicing agreement,

                       2. the ownership of any series 2004-PWR3 certificate or any interest in any Non-Pooled Mortgage Loan by the applicable master servicer or the applicable special servicer, as the case may be, or by any of its affiliates,

                       3. the obligation of the applicable master servicer to make advances or otherwise to incur servicing expenses with respect to any mortgage loan or REO property serviced or administered, respectively, under the series 2004-PWR3 pooling and servicing agreement,

                       4. the obligation of the applicable special servicer to make, or to direct the applicable master servicer to make, servicing advances or otherwise to incur servicing expenses with respect to any mortgage loan or REO property serviced or administered, respectively, under the series 2004-PWR3 pooling and servicing agreement,

                       5. the right of the applicable master servicer or special servicer, as the case may be, or any of its affiliates to receive reimbursement of costs, or the sufficiency of any compensation payable to it, under the series 2004-PWR3 pooling and servicing agreement or with respect to any particular transaction,

                       6. the ownership, servicing and/or management by the applicable master servicer or special servicer, as the case may be, or any of its affiliates, of any other mortgage loans or real property,

                       7. the ownership by the applicable master servicer or special servicer, as the case may be, or any of its affiliates of any other debt owed by, or secured by ownership interests in, any of the borrowers or any affiliate of a borrower, and

                       8. the obligations of the applicable master servicer or special servicer, as the case may be, or any of its affiliates to repurchase any pooled mortgage loan from the trust fund, or to indemnify the trust fund, in any event as a result of a material breach or a material document defect.

provided that the foregoing standards will apply with respect to each Non-Trust-Serviced Pooled Mortgage Loan only to the extent that the applicable master servicer or the applicable special servicer has any express duties or rights to grant consent with respect to such pooled mortgage loans or any related REO Property pursuant to the series 2004-PWR3 pooling and servicing agreement.

         The servicing standard for each Non-Trust-Serviced Pooled Mortgage Loan under the related Non-Trust Servicing Agreement is generally similar to, but not identical, to the foregoing.

         "Servicing Transfer Event" means, with respect to any mortgage loan in the trust fund (other than any Non-Trust-Serviced Pooled Mortgage Loan) and mortgage loan in the Lion Industrial Portfolio Loan Group), any of the following events:

         1. the related borrower fails to make when due any balloon payment and the borrower does not deliver to the applicable master servicer, on or prior to the due date of the balloon payment, a written refinancing commitment from an acceptable lender and reasonably satisfactory in form and substance to the applicable master servicer which provides that such refinancing will occur within 120 days after the date on which the balloon payment will become due (provided that if either such refinancing does not occur during that time or the applicable master servicer is required during that time to make any monthly debt service advance in respect of the mortgage loan, a Servicing Transfer Event will occur immediately);

         2. the related borrower fails to make when due any monthly debt service payment (other than a balloon payment) or any other payment (other than a balloon payment) required under the related mortgage note or the related mortgage, which failure continues unremedied for 60 days;

         3. the applicable master servicer determines (in accordance with the Servicing Standard) that a default in making any monthly debt service payment (other than a balloon payment) or any other material payment (other than a balloon payment) required under the related mortgage note or the related mortgage is likely to occur in the foreseeable future and the default is likely to remain unremedied for at least 60 days beyond the date on which the subject payment will become due; or the applicable master servicer determines (in accordance with the Servicing Standard) that a default in making a balloon payment is likely to occur in the foreseeable future and the default is likely to remain unremedied for at least 60 days beyond the date on which the balloon payment will become due (or, if the borrower has delivered a written refinancing commitment from an acceptable lender and reasonably satisfactory in form and substance to the applicable master servicer which provides that such refinancing will occur within 120 days after the date of the balloon payment, that master servicer determines (in accordance with the Servicing Standard) that (a) the borrower is likely not to make one or more assumed monthly debt service payments (as described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments" in this prospectus supplement) prior to a refinancing or (b) the refinancing is not likely to occur within 120 days following the date on which the balloon payment will become due);

         4. the applicable master servicer determines that a non-payment default (including, in the applicable master servicer's or the applicable special servicer's judgment, the failure of the related borrower to maintain any insurance required to be maintained pursuant to the related mortgage loan documents) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged property as security for the mortgage loan or otherwise materially and adversely affect the interests of series 2004-PWR3 certificateholders and the default continues unremedied for the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days;

         5. various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

         6. the applicable master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the corresponding mortgaged property.

         A Servicing Transfer Event will cease to exist, if and when:

         o with respect to the circumstances described in clauses 1. and 2. immediately above in this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the applicable special servicer;

         o with respect to the circumstances described in clauses 3. and 5. immediately above in this definition, those circumstances cease to exist in the judgment of the applicable special servicer;

         o with respect to the circumstances described in clause 4. immediately above in this definition, the default is cured in the judgment of the applicable special servicer; and

         o with respect to the circumstances described in clause 6. immediately above in this definition, the proceedings are terminated.

         The special servicing transfer events for the Non-Trust-Serviced Pooled Mortgage Loans under the Non-Trust Servicing Agreements are generally similar to, but not identical, to the foregoing.

         If a Servicing Transfer Event exists with respect to any mortgage loan in the Lion Industrial Portfolio Loan Group, then it will also be deemed to exist with respect to the other mortgage loan in the Lion Industrial Portfolio Loan Group. The Lion Industrial Portfolio Loan Group is intended to always be serviced or specially serviced, as the case may be, together.

         "SF" means square feet.

         "Specially Designated Defaulted Pooled Mortgage Loan" means a pooled mortgage loan (other than any Non-Trust-Serviced Pooled Mortgage Loan) that both
(A) is a specially serviced mortgage loan and (B) either (i) is delinquent 120 days or more with respect to any balloon payment or delinquent 60 days or more with respect to any other monthly debt service payment, with such delinquency to be determined without giving effect to any grace period permitted by the related mortgage or mortgage note and without regard to any acceleration of payments under the related mortgage and mortgage note, or (ii) is a pooled mortgage loan as to which the amounts due thereunder have been accelerated following any other material default.

         "Stated Principal Balance" means, for each mortgage loan in the trust fund, a principal amount that:

         o will initially equal its unpaid principal balance as of the cut-off date or, in the case of a replacement mortgage loan, as of the date it is added to the trust fund, after application of all payments of principal due on or before that date, whether or not those payments have been received; and

         o will be permanently reduced on each subsequent distribution date, to not less than zero, by that portion, if any, of the Principal Distribution Amount (without regard to the adjustments otherwise contemplated by clauses (A), (B) and (C) of the definition thereof) for that distribution date that represents principal actually received or advanced on that mortgage loan, and the principal portion of any Realized Loss (See "Description of the Offered Certificates -- Reductions of Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses") incurred with respect to that mortgage loan during the related collection period.

         However, the "Stated Principal Balance" of any mortgage loan in the trust fund will, in all cases, be zero as of the distribution date following the collection period in which it is determined that all amounts ultimately collectable with respect to that mortgage loan or any related REO Property have been received.

         "Stated Remaining Term to Maturity or ARD" means, with respect to any pooled mortgage loan, the number of months from the cut-off date to the stated maturity date or, in the case of an ARD Loan, the anticipated repayment date.

         "Structuring Assumptions" means, collectively, the following assumptions regarding the series 2004-PWR3 certificates and the mortgage loans in the trust fund:

         o the mortgage loans have the characteristics set forth on Appendix B to this prospectus supplement;

         o the total initial principal balance or notional amount, as the case may be, of each interest-bearing class of series 2004-PWR3 certificates is as described in this prospectus supplement;

         o the pass-through rate for each interest-bearing class of series 2004-PWR3 certificates is as described in this prospectus supplement;

          o no delinquencies, defaults or losses occur with respect to any of the pooled mortgage loans (or any Lion Industrial Portfolio Non-Pooled Subordinate Loans or any of the B notes in the A/B loans) or;

          o no Additional Trust Fund Expenses arise, no servicing advances are made and the only expenses of the trust consist of the trustee fees, the servicer report administrator fees and the master servicing fees;

          o there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the pooled mortgage loans and the mortgage interest rate in effect under each pooled mortgage loan as of the date of initial issuance for the series 2004-PWR3 certificates remains in effect during the entire term of that mortgage loan;

          o all monthly debt service payments on the pooled mortgage loans are timely received on their due dates, regardless of whether a business day or not;

          o no involuntary prepayments are received as to any pooled mortgage loan at any time;

          o no voluntary prepayments are received as to any pooled mortgage loan during that mortgage loan's prepayment lock-out period, including any contemporaneous period when defeasance is permitted, or during any period when principal prepayments on that mortgage loan are required to be accompanied by a Yield Maintenance Charge, including any contemporaneous period when defeasance is permitted;

          o each ARD Loan in the trust fund is paid in full on its anticipated repayment date;

          o except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the pooled mortgage loans at the indicated CPRs (which apply to the A notes only in any of pooled mortgage loans which are A/B loans) set forth in the subject tables or other relevant part of this prospectus supplement, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

          o all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest and no Prepayment Interest Shortfalls occur with respect to any mortgage loan;

          o no Yield Maintenance Charges or Prepayment Premiums are collected in connection with any of the mortgage loans;

          o no person or entity entitled thereto exercises its right of optional termination as described in this prospectus supplement under "Description of the Offered Certificates--Termination of the Series 2004-PWR3 Pooling and Servicing Agreement";

          o no mortgage loan is required to be repurchased by a mortgage loan seller, as described under "Description of the Mortgage Pool--Cures, Repurchases and Substitutions" in this prospectus supplement;

          o payments on the offered certificates are made on the 11th day of each month, commencing in April 2004; and

          o the offered certificates are settled with investors on March 18, 2004.

          "Trinity Centre Intercreditor Agreement" means the Intercreditor Agreement dated December 31, 2003 among the initial holders of the loans in the Trinity Centre Loan Pair.

         "Trinity Centre Loan Pair" means the Trinity Centre Pooled Mortgage Loan and the Trinity Centre Non-Pooled Pari Passu Companion Loan, together.

         "Trinity Centre Mezzanine Borrower" means RDC Trinity LLC and EDCLD Trinity.

         "Trinity Centre Mezzanine Collateral" means the pledge of certain collateral of the Trinity Centre Mezzanine Borrower representing an interest in the borrower under the Trinity Centre Loan Pair.

         "Trinity Centre Mezzanine Intercreditor Agreement" means the Intercreditor Agreement dated as of October 10, 2003 among the Trinity Centre Loan Pair Lender and the Trinity Centre Mezzanine Lender.

         "Trinity Centre Mezzanine Lender" means Lehman Brothers Holdings Inc.

         "Trinity Centre Mezzanine Loan" means the loan in the principal amount of $37,705,270 provided by the Trinity Centre Mezzanine Lender to the Trinity Centre Mezzanine Borrower.

         "Trinity Centre Mortgaged Property" means the mortgaged property identified on Appendix B to this prospectus supplement as Trinity Centre.

         "Trinity Centre Non-Pooled Pari Passu Companion Loan" means the loan with a cut-off date principal balance in the amount of $59,100,000 that is secured by the same mortgage instrument encumbering the Trinity Centre Mortgaged Property as the Trinity Centre Pooled Mortgage Loan and is pari passu in right of payment with the Trinity Centre Pooled Mortgage Loan. The Trinity Centre Non-Pooled Pari Passu Companion Loan will not be part of the mortgage pool and will not be considered a pooled mortgage loan.

         "Trinity Centre Pooled Mortgage Loan" means the pooled mortgage loan secured by the Trinity Centre Mortgaged Property.

         "Two Commerce Square Borrower" means the borrower under the Two Commerce Square Loan Pair.

         "Two Commerce Square Intercreditor Agreement" means the Agreement Among Note Holders dated September 30, 2003, among the initial holders of the loans in the Two Commerce Square Loan Pair.

         "Two Commerce Square Loan Pair" means the Two Commerce Square Pooled Mortgage Loan and the Two Commerce Square Non-Pooled Pari Passu Companion Loan, together.

         "Two Commerce Square Mortgaged Property" means the mortgaged property identified on Appendix B to this prospectus supplement as Two Commerce Square.

         "Two Commerce Square Non-Pooled Pari Passu Companion Loan" means the loan, comprised of two notes, with an aggregate cut-off date principal balance in the amount of $64,711,587 that is secured by the same mortgage instrument encumbering the Two Commerce Square Mortgaged Property as the Two Commerce Square Pooled Mortgage Loan and is pari passu in right of payment to the Two Commerce Square Pooled Mortgage Loan. The Two Commerce Square Non-Pooled Pari Passu Companion Loan will not be part of the mortgage pool and will not be considered a pooled mortgage loan.

         "Two Commerce Square Pooled Mortgage Loan" means the mortgage loan comprised of two notes with an aggregate cut-off date principal balance in the amount of $64,711,587 which is secured by the Two Commerce Square Mortgaged Property.

         "Underwriter Exemption" means PTE 90-30 issued to Bear, Stearns & Co. Inc., PTE 90-29 issued to Merrill Lynch, Pierce, Fenner & Smith Incorporated, or PTE 89-88 issued to Goldman, Sachs & Co. each as subsequently amended by PTE 97-34, PTE 2000-58 and PTE 2002-41 and as may be subsequently amended after the closing date.

         "Underwritten Net Cash Flow" or "Underwritten NCF" means an estimate of stabilized cash flow available for debt service. In general, it is the estimated stabilized revenue derived from the use and operation of a mortgaged property, consisting primarily of rental income, less the sum of (a) estimated stabilized operating expenses (such as utilities, administrative expenses, repairs and maintenance, management fees and advertising), (b) fixed expenses, such as insurance, real estate taxes and, if applicable, ground lease payments, and (c) reserves for capital expenditures, including tenant improvement costs and leasing commissions. Underwritten Net Cash Flow generally does not reflect interest expenses and non-cash items such as depreciation and amortization.

         "Underwritten Net Operating Income" or "Underwritten NOI" means an estimate of the stabilized cash flow available for debt service before deductions for capital expenditures, including tenant improvement costs and leasing commissions. Underwritten Net Operating Income is generally estimated in the same manner as Underwritten Net Cash Flow, except that no deduction is made for capital expenditures, including tenant improvement costs and leasing commissions.

         "Weighted Average Pool Pass-Through Rate" means, for each distribution date, the weighted average of the respective Mortgage Pass-Through Rates with respect to all of the pooled mortgage loans for that distribution date, weighted on the basis of their respective Stated Principal Balances immediately prior to that distribution date.

         "WFB" means Wells Fargo Bank, National Association.

         "Yield Maintenance Charge" means, with respect to any mortgage loan, any premium, fee or other additional amount paid or payable, as the context requires, by a borrower in connection with a principal prepayment on, or other early collection of principal of, a mortgage loan, calculated, in whole or in part, pursuant to a yield maintenance formula or otherwise pursuant to a formula that reflects the lost interest, including any specified amount or specified percentage of the amount prepaid which constitutes the minimum amount that such Yield Maintenance Charge may be.

                                 APPENDIX A (1)
                           MORTGAGE POOL INFORMATION

MORTGAGE LOAN SELLERS
------------------------------------------------------------------------------------------------------------------
                                                                                 PERCENT BY         WEIGHTED
                                                              AGGREGATE       AGGREGATE CUT-OFF      AVERAGE
                                            NUMBER OF       CUT-OFF DATE            DATE            MORTGAGE
LOAN SELLER                               MORTGAGE LOANS     BALANCE ($)         BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Funding             49           461,709,050            41.7             5.435
Bear Stearns Commercial Mortgage, Inc.          36           350,041,244            31.6             5.610
Wells Fargo Bank, N.A.                          31           296,720,475            26.8             5.877
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        116        $1,108,470,769           100.0%            5.609%
------------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN SELLERS
-------------------------------------------------------------------------------------------------------
                                             WEIGHTED                       WEIGHTED       WEIGHTED
                                             AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                            REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
LOAN SELLER                                TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
-------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Funding            115            2.34            57.7           44.5
Bear Stearns Commercial Mortgage, Inc.          97            1.75            69.2           61.1
Wells Fargo Bank, N.A.                         103            1.49            71.4           60.7
-------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        106            1.93X           65.0%          54.1%
-------------------------------------------------------------------------------------------------------

CUT-OFF DATE BALANCES
-----------------------------------------------------------------------------------------------------------------
                                                                                 PERCENT BY         WEIGHTED
                                                              AGGREGATE       AGGREGATE CUT-OFF      AVERAGE
                                            NUMBER OF       CUT-OFF DATE            DATE            MORTGAGE
CUT-OFF DATE BALANCE ($)                  MORTGAGE LOANS     BALANCE ($)         BALANCE (%)        RATE (%)
-----------------------------------------------------------------------------------------------------------------
 1,220,787 -  1,999,999                         10             18,032,120             1.6             5.798
 2,000,000 -  3,999,999                         32             97,642,526             8.8             5.721
 4,000,000 -  5,999,999                         23            115,109,460            10.4             5.675
 6,000,000 -  7,999,999                         12             86,930,260             7.8             5.679
 8,000,000 -  9,999,999                         11             98,987,475             8.9             5.887
10,000,000 - 11,999,999                          8             89,021,765             8.0             5.596
12,000,000 - 15,999,999                          6             84,870,524             7.7             5.820
16,000,000 - 19,999,999                          3             51,829,508             4.7             6.088
20,000,000 - 29,999,999                          3             72,556,400             6.5             4.851
30,000,000 - 68,393,600                          8            393,490,732            35.5             5.501
-----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        116         $1,108,470,769           100.0%            5.609%
-----------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCES
-----------------------------------------------------------------------------------------------------
                                            WEIGHTED                       WEIGHTED       WEIGHTED
                                            AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                           REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
CUT-OFF DATE BALANCE ($)                  TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
-----------------------------------------------------------------------------------------------------
 1,220,787 -  1,999,999                       117            1.94            60.6           47.3
 2,000,000 -  3,999,999                        98            1.60            67.5           55.1
 4,000,000 -  5,999,999                       104            1.80            65.5           55.5
 6,000,000 -  7,999,999                       110            1.66            69.0           55.3
 8,000,000 -  9,999,999                       134            1.41            66.6           48.6
10,000,000 - 11,999,999                       127            1.90            64.6           45.5
12,000,000 - 15,999,999                       116            1.52            73.5           63.3
16,000,000 - 19,999,999                       118            1.63            69.9           60.3
20,000,000 - 29,999,999                        87            3.06            55.4           51.3
30,000,000 - 68,393,600                        96            2.16            62.5           54.5
-----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                       106            1.93X           65.0%          54.1%
-----------------------------------------------------------------------------------------------------

Minimum: $1,220,787
Maximum: $68,393,600
Average: $9,555,782

(1) For purposes of the prospectus supplement and this Appendix A, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted trust fund assets (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600) and Tranche B (with an original principal balance of $24,406,400). Together, these two Tranches, comprise a total $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan.

                                 APPENDIX A (1)
                           MORTGAGE POOL INFORMATION



STATES
-----------------------------------------------------------------------------------------------------------------
                                                                                PERCENT BY         WEIGHTED
                                 NUMBER OF               AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                  MORTGAGED            CUT-OFF DATE                DATE            MORTGAGE
STATE                            PROPERTIES             BALANCE ($)             BALANCE (%)        RATE (%)
-----------------------------------------------------------------------------------------------------------------
Pennsylvania                         10                  194,492,246               17.5             5.941
California                           31                  192,039,292               17.3             5.480
Southern California                  21                  122,422,593               11.0             5.324
Northern California                  10                   69,616,700                6.3             5.755
New York                             20                  181,404,972               16.4             5.599
Florida                              12                   79,124,853                7.1             5.587
Texas                                21                   72,386,991                6.5             5.393
Colorado                              1                   48,892,750                4.4             5.517
Illinois                              4                   36,784,374                3.3             5.856
Maryland                              6                   36,140,267                3.3             5.779
North Carolina                        2                   35,576,185                3.2             5.111
Nevada                                7                   31,228,284                2.8             5.628
Georgia                               7                   24,104,059                2.2             5.442
Michigan                              2                   18,785,559                1.7             5.599
Kansas                                4                   16,918,683                1.5             5.141
Minnesota                             3                   16,249,324                1.5             5.799
Arizona                               5                   15,195,090                1.4             6.124
Utah                                  2                   15,032,260                1.4             5.390
New Jersey                            2                   14,446,155                1.3             5.721
Oregon                                3                   12,312,090                1.1             6.041
Ohio                                  2                   10,413,520                0.9             5.912
Washington                            3                   10,010,718                0.9             6.315
Rhode Island                          1                   10,000,000                0.9             4.531
South Carolina                        2                    8,295,088                0.7             4.982
Massachusetts                         3                    7,457,710                0.7             4.386
Iowa                                  1                    6,774,771                0.6             5.610
Nebraska                              1                    4,038,129                0.4             6.295
Kentucky                              4                    3,735,022                0.3             4.386
Idaho                                 1                    3,343,481                0.3             6.130
Alaska                                1                    3,288,897                0.3             5.000
-----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             161               $1,108,470,769              100.0%            5.609%
-----------------------------------------------------------------------------------------------------------------

STATES
--------------------------------------------------------------------------------------------
                                 WEIGHTED                        WEIGHTED       WEIGHTED
                                 AVERAGE        WEIGHTED         AVERAGE        AVERAGE
                                REMAINING        AVERAGE       CUT-OFF DATE     BALLOON
STATE                          TERM (MOS.)      DSCR (X)         LTV (%)        LTV (%)
--------------------------------------------------------------------------------------------
Pennsylvania                       112            1.60            70.3           59.4
California                         107            2.09            61.0           50.4
Southern California                 97            2.47            57.7           50.1
Northern California                125            1.44            66.7           51.0
New York                           111            1.87            64.5           50.4
Florida                             91            1.61            68.0           59.6
Texas                              102            2.81            54.2           46.4
Colorado                           112            1.53            74.4           62.8
Illinois                           106            1.70            69.5           61.0
Maryland                           115            2.05            63.5           55.6
North Carolina                      78            2.38            57.8           50.9
Nevada                              94            1.55            72.2           63.4
Georgia                             97            2.32            60.8           53.6
Michigan                           119            1.44            78.7           65.1
Kansas                              89            3.13            53.1           45.2
Minnesota                          116            1.43            74.1           61.9
Arizona                            132            1.40            70.2           47.5
Utah                                86            1.48            72.1           61.9
New Jersey                         142            2.21            58.9           34.3
Oregon                             128            1.43            68.0           57.9
Ohio                               116            1.63            67.1           57.0
Washington                         140            1.42            64.6           35.7
Rhode Island                        59            2.77            54.3           54.3
South Carolina                      89            2.52            60.4           57.3
Massachusetts                       64            4.67            33.8           33.5
Iowa                               107            1.24            61.8           31.9
Nebraska                            79            1.40            73.4           63.9
Kentucky                            64            4.67            33.8           33.5
Idaho                              118            1.41            69.7           59.5
Alaska                              58            1.62            75.6           67.7
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            106            1.93X           65.0%          54.1%
--------------------------------------------------------------------------------------------


(1) For purposes of the prospectus supplement and this Appendix A, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted trust fund assets (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600) and Tranche B (with an original principal balance of $24,406,400). Together, these two Tranches, comprise a total $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan.

                                 APPENDIX A (1)
                           MORTGAGE POOL INFORMATION

PROPERTY TYPES
-------------------------------------------------------------------------------------------------------------------
                                                                                   PERCENT BY         WEIGHTED
                                    NUMBER OF               AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                     MORTGAGED            CUT-OFF DATE                DATE            MORTGAGE
PROPERTY TYPE                       PROPERTIES             BALANCE ($)             BALANCE (%)        RATE (%)
-------------------------------------------------------------------------------------------------------------------
Retail                                  51                  484,277,115               43.7             5.632
Office                                  16                  248,279,064               22.4             6.053
Industrial                              52                  131,985,097               11.9             4.801
Multifamily                             21                  123,437,282               11.1             5.429
Manufactured Housing Community           7                   73,106,464                6.6             5.670
Self-Storage                            12                   41,169,949                3.7             5.550
Mixed Use                                2                    6,215,799                0.6             6.404
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                161               $1,108,470,769              100.0%            5.609%
-------------------------------------------------------------------------------------------------------------------
PROPERTY TYPES
----------------------------------------------------------------------------------------------
                                      WEIGHTED                       WEIGHTED       WEIGHTED
                                      AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                     REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
PROPERTY TYPE                       TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
----------------------------------------------------------------------------------------------
Retail                                  112            1.74            66.8           55.4
Office                                  118            1.61            66.8           52.0
Industrial                               79            3.81            42.8           38.9
Multifamily                             103            1.69            72.5           62.7
Manufactured Housing Community           84            1.36            75.0           68.1
Self-Storage                             99            1.76            63.6           48.7
Mixed Use                               116            1.48            67.1           54.9
----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 106            1.93X           65.0%          54.1%
----------------------------------------------------------------------------------------------

MORTGAGE RATES
-------------------------------------------------------------------------------------------------------------------
                                                                                   PERCENT BY         WEIGHTED
                                                            AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                    NUMBER OF             CUT-OFF DATE                DATE            MORTGAGE
MORTGAGE RATE (%)                 MORTGAGE LOANS           BALANCE ($)             BALANCE (%)        RATE (%)
-------------------------------------------------------------------------------------------------------------------
4.2600 - 4.7499                          6                  138,220,000               12.5             4.433
4.7500 - 5.2499                         15                  100,693,841                9.1             5.124
5.2500 - 5.4999                         18                  142,825,852               12.9             5.377
5.5000 - 5.7499                         17                  192,115,914               17.3             5.569
5.7500 - 5.9999                         27                  222,202,543               20.0             5.871
6.0000 - 6.2499                         19                  158,077,554               14.3             6.091
6.2500 - 6.4999                          9                  126,676,800               11.4             6.308
6.5000 - 7.1900                          5                   27,658,265                2.5             6.647
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                116               $1,108,470,769              100.0%            5.609%
-------------------------------------------------------------------------------------------------------------------

MORTGAGE RATES
------------------------------------------------------------------------------------------
                                   WEIGHTED                       WEIGHTED       WEIGHTED
                                   AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                  REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
MORTGAGE RATE (%)                TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
------------------------------------------------------------------------------------------
4.2600 - 4.7499                       63            4.06            40.7           40.5
4.7500 - 5.2499                       97            2.16            59.1           51.0
5.2500 - 5.4999                       96            1.72            67.4           57.2
5.5000 - 5.7499                      112            1.53            70.8           58.6
5.7500 - 5.9999                      111            1.59            69.9           58.8
6.0000 - 6.2499                      121            1.40            73.2           59.5
6.2500 - 6.4999                      124            1.62            65.2           48.1
6.5000 - 7.1900                      161            1.39            67.8           44.4
------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              106            1.93X          65.0%          54.1%
------------------------------------------------------------------------------------------

Minimum: 4.2600%
Maximum: 7.1900%
Weighted Average: 5.6086%

(1) For purposes of the prospectus supplement and this Appendix A, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted trust fund assets (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600) and Tranche B (with an original principal balance of $24,406,400). Together, these two Tranches, comprise a total $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan.

                                 APPENDIX A (1)
                           MORTGAGE POOL INFORMATION

REMAINING TERMS TO STATED MATURITY OR ARD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY         WEIGHTED
                                                                              AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                                      NUMBER OF             CUT-OFF DATE                DATE            MORTGAGE
REMAINING TERM TO STATED MATURITY OR ARD (MOS.)     MORTGAGE LOANS           BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
 54 -  60                                                 21                  200,286,892               18.1             4.798
 61 -  84                                                  8                   87,661,899                7.9             5.416
 85 - 120                                                 77                  755,583,350               68.2             5.792
121 - 238                                                 10                   64,938,629                5.9             6.236
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  116               $1,108,470,769              100.0%            5.609%
------------------------------------------------------------------------------------------------------------------------------------

REMAINING TERMS TO STATED MATURITY OR ARD
----------------------------------------------------------------------------------------------------------------
                                                        WEIGHTED                       WEIGHTED       WEIGHTED
                                                        AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                                       REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
REMAINING TERM TO STATED MATURITY OR ARD (MOS.)       TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
----------------------------------------------------------------------------------------------------------------
 54 -  60                                                  58            2.82            56.4           53.9
 61 -  84                                                  80            2.77            57.6           53.6
 85 - 120                                                 116            1.65            68.1           57.0
121 - 238                                                 183            1.28            65.3           21.5
----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                   106            1.93X           65.0%          54.1%
----------------------------------------------------------------------------------------------------------------

Minimum: 54 mos.
Maximum: 238 mos.
Weighted Average: 106 mos.

DEBT SERVICE COVERAGE RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PERCENT BY         WEIGHTED
                                                                              AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                                      NUMBER OF             CUT-OFF DATE                DATE            MORTGAGE
DEBT SERVICE COVERAGE RATIO (X)                     MORTGAGE LOANS           BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------------------------
1.1689 - 1.2499                                            6                   29,836,969                2.7             6.227
1.2500 - 1.2999                                            6                   66,771,379                6.0             5.684
1.3000 - 1.3499                                            7                   53,337,673                4.8             5.906
1.3500 - 1.3999                                           14                  157,427,857               14.2             5.935
1.4000 - 1.4499                                           18                  118,071,430               10.7             5.778
1.4500 - 1.4999                                            6                   36,799,363                3.3             5.992
1.5000 - 1.5499                                            7                   72,113,858                6.5             5.649
1.5500 - 1.5999                                           13                   84,735,356                7.6             5.737
1.6000 - 1.7999                                           10                  146,564,601               13.2             5.874
1.8000 - 1.9999                                           10                   99,610,098                9.0             5.889
2.0000 - 4.6658                                           19                  243,202,184               21.9             4.764
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                  116               $1,108,470,769              100.0%            5.609%
------------------------------------------------------------------------------------------------------------------------------------
DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------------------------------------
                                                     WEIGHTED                       WEIGHTED       WEIGHTED
                                                     AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                                    REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
DEBT SERVICE COVERAGE RATIO (X)                    TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
-------------------------------------------------------------------------------------------------------------
1.1689 - 1.2499                                        183            1.21            67.3           15.0
1.2500 - 1.2999                                        107            1.27            66.0           47.9
1.3000 - 1.3499                                        125            1.33            71.6           53.6
1.3500 - 1.3999                                        115            1.38            74.5           63.3
1.4000 - 1.4499                                        107            1.42            74.2           63.1
1.4500 - 1.4999                                        112            1.47            70.6           60.7
1.5000 - 1.5499                                        111            1.53            73.1           61.7
1.5500 - 1.5999                                        104            1.58            70.7           59.4
1.6000 - 1.7999                                        110            1.69            70.1           58.9
1.8000 - 1.9999                                        100            1.89            63.1           56.2
2.0000 - 4.6658                                         85            3.39            44.9           41.5
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                106            1.93X           65.0%          54.1%
-------------------------------------------------------------------------------------------------------------

Minimum: 1.17x
Maximum: 4.67x
Weighted Average: 1.93x

(1) For purposes of the prospectus supplement and this Appendix A, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted trust fund assets (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600) and Tranche B (with an original principal balance of $24,406,400). Together, these two Tranches, comprise a total $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan.

                                 APPENDIX A (1)
                           MORTGAGE POOL INFORMATION

CUT-OFF DATE LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  PERCENT BY         WEIGHTED
                                                           AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                         NUMBER OF       CUT-OFF DATE                DATE            MORTGAGE
CUT-OFF DATE LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS     BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------
33.82 - 40.00                                 4            100,697,743                9.1             4.456
40.01 - 45.00                                 4             14,607,969                1.3             5.285
45.01 - 50.00                                 5             35,665,136                3.2             5.329
50.01 - 55.00                                 9             64,981,083                5.9             5.437
55.01 - 60.00                                10             97,622,094                8.8             5.130
60.01 - 65.00                                12            136,122,620               12.3             6.123
65.01 - 70.00                                16            116,380,524               10.5             5.934
70.01 - 75.00                                30            350,061,774               31.6             5.817
75.01 - 80.00                                26            192,331,825               17.4             5.649
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     116         $1,108,470,769              100.0%            5.609%
------------------------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------
                                           WEIGHTED                       WEIGHTED       WEIGHTED
                                           AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                          REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
CUT-OFF DATE LOAN-TO-VALUE RATIO (%)     TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
---------------------------------------------------------------------------------------------------
33.82 - 40.00                                 68            4.55            34.1           33.6
40.01 - 45.00                                117            2.94            42.2           36.1
45.01 - 50.00                                134            2.16            47.4           28.3
50.01 - 55.00                                 99            2.22            53.8           45.6
55.01 - 60.00                                104            2.21            56.7           46.9
60.01 - 65.00                                117            1.62            63.4           49.5
65.01 - 70.00                                111            1.63            68.5           57.1
70.01 - 75.00                                112            1.42            73.3           60.0
75.01 - 80.00                                102            1.51            78.0           68.1
---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      106            1.93X           65.0%          54.1%
---------------------------------------------------------------------------------------------------

Minimum: 33.82%
Maximum: 80.00%
Weighted Average: 65.00%

BALLOON LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------
                                                                                  PERCENT BY         WEIGHTED
                                                           AGGREGATE           AGGREGATE CUT-OFF      AVERAGE
                                         NUMBER OF       CUT-OFF DATE                DATE            MORTGAGE
BALLOON LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS     BALANCE ($)             BALANCE (%)        RATE (%)
------------------------------------------------------------------------------------------------------------------
 0.95 - 30.00                                 7             37,754,264                3.4             5.989
30.01 - 40.00                                11            146,207,015               13.2             4.848
40.01 - 45.00                                 5             41,413,616                3.7             5.892
45.01 - 50.00                                14            114,714,309               10.3             5.551
50.01 - 55.00                                10            110,034,466                9.9             5.860
55.01 - 60.00                                18            113,330,755               10.2             5.562
60.01 - 65.00                                23            322,887,359               29.1             5.835
65.01 - 70.00                                17            176,466,345               15.9             5.607
70.01 - 74.28                                11             45,662,640                4.1             5.536
------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     116         $1,108,470,769              100.0%            5.609%
------------------------------------------------------------------------------------------------------------------
BALLOON LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------------------------
                                          WEIGHTED                       WEIGHTED       WEIGHTED
                                          AVERAGE        WEIGHTED        AVERAGE        AVERAGE
                                         REMAINING        AVERAGE      CUT-OFF DATE     BALLOON
BALLOON LOAN-TO-VALUE RATIO (%)         TERM (MOS.)      DSCR (X)        LTV (%)        LTV (%)
--------------------------------------------------------------------------------------------------
 0.95 - 30.00                               191            1.38            58.5            3.4
30.01 - 40.00                                89            3.73            40.9           34.3
40.01 - 45.00                               128            2.02            57.6           42.7
45.01 - 50.00                               117            1.90            57.9           47.8
50.01 - 55.00                               101            1.89            61.6           52.3
55.01 - 60.00                               103            1.87            65.8           57.3
60.01 - 65.00                               109            1.51            72.7           62.6
65.01 - 70.00                               100            1.50            76.6           66.8
70.01 - 74.28                                72            1.43            78.7           72.5
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     106            1.93X           65.0%          54.1%
--------------------------------------------------------------------------------------------------

Minimum: 0.95%
Maximum: 74.28%
Weighted Average: 54.09%

(1) For purposes of the prospectus supplement and this Appendix A, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted trust fund assets (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600) and Tranche B (with an original principal balance of $24,406,400). Together, these two Tranches, comprise a total $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2004-PWR3

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGE
PROPERTIES

                                                                                          % OF                         MORTGAGE
                                                                                      INITIAL POOL        # OF           LOAN
      ID                                          PROPERTY NAME                          BALANCE       PROPERTIES     SELLER (1)
------------------------------------------------------------------------------------------------------------------------------------
       1        Lion Industrial Portfolio Pooled Mortgage Loans                           8.37%            43            PMCF
      1a        Lion Industrial Portfolio Pooled Five-Year (3) (4)                        6.17%            43            PMCF
     1a.1       2171 Kingston Court North                                                 0.06%                          PMCF
     1a.2       Kingston Ct. Bus. Park # 2                                                0.08%                          PMCF
     1a.3       Kingston Ct. Bus. Park # 3                                                0.10%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.4       Kingston Ct. Bus. Park # 4                                                0.01%                          PMCF
     1a.5       Peachtree 8 & 9                                                           0.16%                          PMCF
     1a.6       Recall Bts (Five Beeman Road)                                             0.10%                          PMCF
     1a.7       South Shore Dist (140 Laurel St.) (5) (6)                                 0.35%                          PMCF
     1a.8       South Shore Dist (Office) (6)                                             0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.9       Allen Station                                                             0.32%                          PMCF
     1a.10      Peachtree Center                                                          0.29%                          PMCF
     1a.11      Northgate IV, Building 11                                                 0.06%                          PMCF
     1a.12      Parkway Plaza (Avenue H)                                                  0.09%                          PMCF
     1a.13      Woodlands Business Park                                                   0.09%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.14      Central 1, 2                                                              0.15%                          PMCF
     1a.15      Cole Creek Bldg. 1                                                        0.19%                          PMCF
     1a.16      Eastport 1, 3                                                             0.26%                          PMCF
     1a.17      Westpark 1, 2                                                             0.11%                          PMCF
     1a.18      Westpark 3, 4                                                             0.11%                          PMCF
     1a.19      Switzer III (7)                                                           0.16%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.20      Westbrook III (8)                                                         0.31%                          PMCF
     1a.21      Westbrook IV (9)                                                          0.12%                          PMCF
     1a.22      Irwindale PH 1 - Building 6                                               0.40%                          PMCF
     1a.23      Irwindale PH 1 - Building 7                                               0.20%                          PMCF
     1a.24      Irwindale PH 1 - Building 8                                               0.07%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.25      Irwindale PH 1 - Building 10                                              0.20%                          PMCF
     1a.26      Irwindale PH 1 - Building 12                                              0.14%                          PMCF
     1a.27      Irwindale PH 1 - Building 13                                              0.30%                          PMCF
     1a.28      Irwindale PH 1 - Building 14                                              0.08%                          PMCF
     1a.29      Irwindale PH 1 - Building 15                                              0.07%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.30      Irwindale PH 2 - Building 18                                              0.16%                          PMCF
     1a.31      Irwindale PH 2 - Building 19                                              0.12%                          PMCF
     1a.32      Irwindale PH 2 - Building 20                                              0.18%                          PMCF
     1a.33      Irwindale PH 2 - Building 21                                              0.34%                          PMCF
     1a.34      Irwindale PH 2 - Building 22                                              0.08%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.35      Irwindale PH 2 - Building 23                                              0.12%                          PMCF
     1a.36      Decimal Point # 1                                                         0.05%                          PMCF
     1a.37      Decimal Point # 3                                                         0.06%                          PMCF
     1a.38      Decimal Point # 4                                                         0.09%                          PMCF
     1a.39      Decimal Point Service Ctr # 5                                             0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.40      1734 Centennial #1                                                        0.06%                          PMCF
     1a.41      1734 Centennial #2                                                        0.08%                          PMCF
     1a.42      1734 Centennial #3                                                        0.09%                          PMCF
     1a.43      Network Tech Center III (Data Tech)                                       0.06%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
      1b        Lion Industrial Portfolio Pooled Seven-Year (3) (4) (10) (11)             2.20%            43            PMCF
     1b.1       2171 Kingston Court North                                                 0.02%                          PMCF
     1b.2       Kingston Ct. Bus. Park # 2                                                0.03%                          PMCF
     1b.3       Kingston Ct. Bus. Park # 3                                                0.04%                          PMCF
     1b.4       Kingston Ct. Bus. Park # 4                                                0.00%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.5       Peachtree 8 & 9                                                           0.06%                          PMCF
     1b.6       Recall Bts (Five Beeman Road)                                             0.04%                          PMCF
     1b.7       South Shore Dist (140 Laurel St.) (5)  (6)                                0.12%                          PMCF
     1b.8       South Shore Dist (Office) (6)                                             0.02%                          PMCF
     1b.9       Allen Station                                                             0.12%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.10      Peachtree Center                                                          0.10%                          PMCF
     1b.11      Northgate IV, Building 11                                                 0.02%                          PMCF
     1b.12      Parkway Plaza (Avenue H)                                                  0.03%                          PMCF
     1b.13      Woodlands Business Park                                                   0.03%                          PMCF
     1b.14      Central 1, 2                                                              0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.15      Cole Creek Bldg. 1                                                        0.07%                          PMCF
     1b.16      Eastport 1, 3                                                             0.09%                          PMCF
     1b.17      Westpark 1, 2                                                             0.04%                          PMCF
     1b.18      Westpark 3, 4                                                             0.04%                          PMCF
     1b.19      Switzer III (7)                                                           0.06%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.20      Westbrook III (8)                                                         0.11%                          PMCF
     1b.21      Westbrook IV (9)                                                          0.04%                          PMCF
     1b.22      Irwindale PH 1 - Building 6                                               0.14%                          PMCF
     1b.23      Irwindale PH 1 - Building 7                                               0.07%                          PMCF
     1b.24      Irwindale PH 1 - Building 8                                               0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.25      Irwindale PH 1 - Building 10                                              0.07%                          PMCF
     1b.26      Irwindale PH 1 - Building 12                                              0.05%                          PMCF
     1b.27      Irwindale PH 1 - Building 13                                              0.11%                          PMCF
     1b.28      Irwindale PH 1 - Building 14                                              0.03%                          PMCF
     1b.29      Irwindale PH 1 - Building 15                                              0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.30      Irwindale PH 2 - Building 18                                              0.06%                          PMCF
     1b.31      Irwindale PH 2 - Building 19                                              0.04%                          PMCF
     1b.32      Irwindale PH 2 - Building 20                                              0.07%                          PMCF
     1b.33      Irwindale PH 2 - Building 21                                              0.12%                          PMCF
     1b.34      Irwindale PH 2 - Building 22                                              0.03%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.35      Irwindale PH 2 - Building 23                                              0.04%                          PMCF
     1b.36      Decimal Point # 1                                                         0.02%                          PMCF
     1b.37      Decimal Point # 3                                                         0.02%                          PMCF
     1b.38      Decimal Point # 4                                                         0.03%                          PMCF
     1b.39      Decimal Point Service Ctr # 5                                             0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.40      1734 Centennial #1                                                        0.02%                          PMCF
     1b.41      1734 Centennial #2                                                        0.03%                          PMCF
     1b.42      1734 Centennial #3                                                        0.03%                          PMCF
     1b.43      Network Tech Center III (Data Tech)                                       0.02%                          PMCF
       2        Two Commerce Square (12) (13) (14) (15)                                   5.84%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
       3        The Curtis Center                                                         5.66%             1            BSCMI
       4        Aurora City Place (16)                                                    4.41%             1            BSCMI
       5        Great Northern Mall                                                       3.87%             1            PMCF
       6        Trinity Centre (17)                                                       3.55%             1            BSCMI
       7        Carmel Mountain Plaza (18)                                                3.17%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
       8        Pine Lakes Country Club                                                   2.83%             1             WFB
       9        Valley Forge Towers North                                                 2.21%             1            PMCF
      10        Hickory Ridge (19)                                                        2.13%             1            BSCMI
      11        Villa Oaks Shopping Center                                                1.71%             1            PMCF
      12        Rancho Bernardo Plaza                                                     1.49%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      13        Heights Plaza                                                             1.48%             1             WFB
      14        Pacific Town Center (20)                                                  1.44%             1             WFB
      15        Westbury Village Townhomes                                                1.38%             1            PMCF
      16        Las Colinas Plaza                                                         1.35%             1            BSCMI
      17        Heritage Village                                                          1.22%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      18        Braelinn Village Shopping Center                                          1.15%             1            PMCF
      19        Marketplace at Arundel Mills                                              1.12%             1             WFB
      20        Albertville Crossing                                                      1.08%             1             WFB
      21        The Benchmark (21)                                                        1.08%             1            PMCF
      22        Market on Green                                                           1.08%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      23        Mansions At Technology Park Phase II                                      1.01%             1            PMCF
      24        Bryant Park Studios                                                       0.99%             1            PMCF
      25        Stop & Stor Self Storage Facility                                         0.99%             1            PMCF
      26        Middletown Village                                                        0.90%             1            BSCMI
      27        The International Village                                                 0.90%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      28        Amdocs (22)                                                               0.90%             1             WFB
      29        Alpine Square                                                             0.90%             1            PMCF
      30        San Pablo Towne Center                                                    0.85%             1            PMCF
      31        Nine Mall Plaza                                                           0.83%             1            PMCF
      32        Valley Plaza Shopping Center                                              0.82%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      33        The Village Center (23)                                                   0.81%             1             WFB
      34        Wood Colony Plaza                                                         0.81%             1            PMCF
      35        Republic Square                                                           0.79%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      36        Florida Office/Flex Portfolio                                             0.75%             3            PMCF
     36.1       Plaza Central                                                             0.46%                          PMCF
     36.2       Eastpointe Business Center                                                0.18%                          PMCF
     36.3       Deerwood Business Center                                                  0.11%                          PMCF
      37        Parkway Apartments                                                        0.74%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      38        Plaza Lawrence Phase I                                                    0.73%             1             WFB
      39        Beard's Hill Plaza                                                        0.71%             1            PMCF
      40        Trident Industrial Park                                                   0.70%             1            PMCF
      41        Linens 'N Things                                                          0.70%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      42        Copley-Spruce Multifamily Portfolio (24)                                  0.69%             2            BSCMI
     42.1       Copley Place Apartments                                                   0.61%                          BSCMI
     42.2       Spruce Street                                                             0.07%                          BSCMI
      43        Westwood Village                                                          0.68%             1             WFB
      44        Union Park V Office Building                                              0.67%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      45        Southwest Pavilion                                                        0.66%             1            PMCF
      46        International Trade Center 2 & 4                                          0.62%             1             WFB
      47        Madrone Mobile Estates                                                    0.61%             1             WFB
      48        Ryder Logistics                                                           0.61%             1            PMCF
      49        Continental Gardens                                                       0.61%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      50        Good Samaritan Office Building                                            0.58%             1            PMCF
      51        Gregory Commercial Center                                                 0.54%             1            PMCF
      52        Killearn Shopping Center                                                  0.54%             1            BSCMI
      53        A-American Monterey Park                                                  0.53%             1             WFB
      54        Cedar Springs Crossing                                                    0.52%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      55        Delray Commons                                                            0.52%             1            BSCMI
      56        Dyker Plaza                                                               0.51%             1            BSCMI
      57        Quail Meadows                                                             0.48%             1             WFB
      58        Park Plaza Shopping Center (25)                                           0.48%             1             WFB
      59        48th St. Industrial Building                                              0.47%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      60        Falcon Wood Village                                                       0.47%             1             WFB
      61        BJ's Wholesale Club                                                       0.46%             1            PMCF
      62        Headquarters I & II                                                       0.46%             1            PMCF
      63        1535 East 14th Street                                                     0.46%             1            BSCMI
      64        Wesleyan Station Shopping Center                                          0.46%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      65        215 Mount Hope Place                                                      0.28%             1            BSCMI
      66        40 Caryl Avenue                                                           0.18%             1            BSCMI
      67        Bon Marche                                                                0.44%             1            BSCMI
      68        1270 Gerard Avenue                                                        0.42%             1            BSCMI
      69        Lakeside Center                                                           0.41%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      70        Best Buy - Room Store Mesa                                                0.38%             1             WFB
      71        Whistlewood Commons Apartments                                            0.37%             1            PMCF
      72        Federal Trust Building                                                    0.36%             1            BSCMI
      73        Lowe's Ontario Ohio (26)                                                  0.36%             1            BSCMI
      74        Olsen Village Shopping Center                                             0.36%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      75        CompUSA Lombard                                                           0.36%             1            BSCMI
      76        Walgreens - Auburn                                                        0.36%             1            PMCF
      77        Pier 1 Lombard                                                            0.35%             1            BSCMI
      78        Huntington National Center                                                0.34%             1            BSCMI
      79        2585-2593 Grand Concourse                                                 0.34%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      80        Smithpoint Plaza                                                          0.34%             1            BSCMI
      81        Bear's Path Retail Center                                                 0.32%             1            PMCF
      82        A-American Sparks                                                         0.32%             1             WFB
      83        American Self Storage                                                     0.31%             1            PMCF
      84        222 Church Street Apartments                                              0.31%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      85        Carefree Manor                                                            0.31%             1             WFB
      86        Horizon Ridge Professional Center                                         0.31%             1            PMCF
      87        A-American McCarran                                                       0.30%             1             WFB
      88        Walgreens - Post Falls                                                    0.30%             1            PMCF
      89        Longs Drug Store - Stanford Ranch                                         0.30%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      90        Wood River Park Apartments                                                0.30%             1             WFB
      91        A-American Gardnerville                                                   0.29%             1             WFB
      92        Redbird Oaks Shopping Center                                              0.28%             1            BSCMI
      93        Union Plaza Office Building                                               0.28%             1             WFB
      94        2305 University Avenue                                                    0.26%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      95        Crossroads Shopping Center                                                0.25%             1            PMCF
      96        BJ's Geneva New York (26)                                                 0.25%             1            BSCMI
      97        Walgreens - Roseville                                                     0.24%             1            PMCF
      98        A-American Selmi                                                          0.24%             1             WFB
      99        Pine Island Plaza                                                         0.24%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      100       Lexington Village Shopping Center                                         0.23%             1             WFB
      101       1527-1531 York Avenue (27)                                                0.22%             1            BSCMI
      102       Newberg and Space Station Self Storage                                    0.21%             2            PMCF
     102.1      Newberg Self Storage                                                      0.10%                          PMCF
     102.2      Space Station Self Storage                                                0.11%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
      103       FedEx Ocala                                                               0.20%             1            BSCMI
      104       East McDowell Mini Storage                                                0.19%             1            PMCF
      105       Morningside Center                                                        0.18%             1            BSCMI
      106       1916 Grand Concourse                                                      0.18%             1            BSCMI
      107       Lakewood Terrace Apartments                                               0.18%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      108       Gibralter Street                                                          0.18%             1            PMCF
      109       75th Avenue Storage                                                       0.18%             1            PMCF
      110       Baltimore Commons                                                         0.17%             1            PMCF
      111       Buck's Run Apartments                                                     0.17%             1            PMCF
      112       Grand Prairie Plaza                                                       0.17%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      113       Broadway West Self Storage                                                0.16%             1            PMCF
      114       5 South 16th Avenue                                                       0.15%             1            BSCMI
      115       FedEx Winona                                                              0.11%             1            BSCMI

                                        CUT-OFF           GENERAL                                     DETAILED
                 ORIGINAL                 DATE            PROPERTY                                    PROPERTY
      ID          BALANCE               BALANCE           TYPE                                        TYPE
------------------------------------------------------------------------------------------------------------------------------------
       1        92,800,000               92,800,000       Industrial                                  Flex Industrial
      1a        68,393,600               68,393,600       Industrial                                  Flex Industrial
     1a.1          702,207                  702,207       Industrial                                  Flex Industrial
     1a.2          845,924                  845,924       Industrial                                  Flex Industrial
     1a.3        1,162,311                1,162,311       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.4          153,693                  153,693       Industrial                                  Flex Industrial
     1a.5        1,742,974                1,742,974       Industrial                                  Flex Industrial
     1a.6        1,102,440                1,102,440       Industrial                                  Flex Industrial
     1a.7        3,845,250                3,845,250       Industrial                                  Flex Industrial
     1a.8          548,642                  548,642       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.9        3,600,110                3,600,110       Industrial                                  Flex Industrial
     1a.10       3,209,341                3,209,341       Industrial                                  Flex Industrial
     1a.11         632,140                  632,140       Industrial                                  Flex Industrial
     1a.12       1,010,106                1,010,106       Industrial                                  Flex Industrial
     1a.13       1,016,957                1,016,957       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.14       1,641,126                1,641,126       Industrial                                  Flex Industrial
     1a.15       2,116,683                2,116,683       Industrial                                  Flex Industrial
     1a.16       2,933,126                2,933,126       Industrial                                  Flex Industrial
     1a.17       1,248,649                1,248,649       Industrial                                  Flex Industrial
     1a.18       1,165,525                1,165,525       Industrial                                  Flex Industrial
     1a.19       1,792,723                1,792,723       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.20       3,386,658                3,386,658       Industrial                                  Flex Industrial
     1a.21       1,345,075                1,345,075       Industrial                                  Flex Industrial
     1a.22       4,483,712                4,483,712       Industrial                                  Flex Industrial
     1a.23       2,179,661                2,179,661       Industrial                                  Flex Industrial
     1a.24         756,111                  756,111       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.25       2,246,760                2,246,760       Industrial                                  Flex Industrial
     1a.26       1,520,652                1,520,652       Industrial                                  Flex Industrial
     1a.27       3,286,349                3,286,349       Industrial                                  Flex Industrial
     1a.28         845,157                  845,157       Industrial                                  Flex Industrial
     1a.29         753,960                  753,960       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.30       1,784,801                1,784,801       Industrial                                  Flex Industrial
     1a.31       1,307,187                1,307,187       Industrial                                  Flex Industrial
     1a.32       2,038,484                2,038,484       Industrial                                  Flex Industrial
     1a.33       3,786,899                3,786,899       Industrial                                  Flex Industrial
     1a.34         859,584                  859,584       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.35       1,325,199                1,325,199       Industrial                                  Flex Industrial
     1a.36         521,607                  521,607       Industrial                                  Flex Industrial
     1a.37         669,710                  669,710       Industrial                                  Flex Industrial
     1a.38       1,047,264                1,047,264       Industrial                                  Flex Industrial
     1a.39         514,129                  514,129       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.40         649,357                  649,357       Industrial                                  Flex Industrial
     1a.41         909,534                  909,534       Industrial                                  Flex Industrial
     1a.42       1,006,485                1,006,485       Industrial                                  Flex Industrial
     1a.43         699,339                  699,339       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
      1b        24,406,400               24,406,400       Industrial                                  Flex Industrial
     1b.1          250,584                  250,584       Industrial                                  Flex Industrial
     1b.2          301,870                  301,870       Industrial                                  Flex Industrial
     1b.3          414,773                  414,773       Industrial                                  Flex Industrial
     1b.4           54,846                   54,846       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.5          621,984                  621,984       Industrial                                  Flex Industrial
     1b.6          393,408                  393,408       Industrial                                  Flex Industrial
     1b.7        1,372,186                1,372,186       Industrial                                  Flex Industrial
     1b.8          195,784                  195,784       Industrial                                  Flex Industrial
     1b.9        1,284,707                1,284,707       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.10       1,145,260                1,145,260       Industrial                                  Flex Industrial
     1b.11         225,580                  225,580       Industrial                                  Flex Industrial
     1b.12         360,459                  360,459       Industrial                                  Flex Industrial
     1b.13         362,903                  362,903       Industrial                                  Flex Industrial
     1b.14         585,639                  585,639       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.15         755,343                  755,343       Industrial                                  Flex Industrial
     1b.16       1,046,692                1,046,692       Industrial                                  Flex Industrial
     1b.17         445,583                  445,583       Industrial                                  Flex Industrial
     1b.18         415,920                  415,920       Industrial                                  Flex Industrial
     1b.19         639,737                  639,737       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.20       1,208,536                1,208,536       Industrial                                  Flex Industrial
     1b.21         479,993                  479,993       Industrial                                  Flex Industrial
     1b.22       1,600,022                1,600,022       Industrial                                  Flex Industrial
     1b.23         777,817                  777,817       Industrial                                  Flex Industrial
     1b.24         269,820                  269,820       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.25         801,761                  801,761       Industrial                                  Flex Industrial
     1b.26         542,648                  542,648       Industrial                                  Flex Industrial
     1b.27       1,172,741                1,172,741       Industrial                                  Flex Industrial
     1b.28         301,596                  301,596       Industrial                                  Flex Industrial
     1b.29         269,052                  269,052       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.30         636,910                  636,910       Industrial                                  Flex Industrial
     1b.31         466,472                  466,472       Industrial                                  Flex Industrial
     1b.32         727,437                  727,437       Industrial                                  Flex Industrial
     1b.33       1,351,363                1,351,363       Industrial                                  Flex Industrial
     1b.34         306,744                  306,744       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.35         472,900                  472,900       Industrial                                  Flex Industrial
     1b.36         186,137                  186,137       Industrial                                  Flex Industrial
     1b.37         238,988                  238,988       Industrial                                  Flex Industrial
     1b.38         373,719                  373,719       Industrial                                  Flex Industrial
     1b.39         183,468                  183,468       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.40         231,725                  231,725       Industrial                                  Flex Industrial
     1b.41         324,569                  324,569       Industrial                                  Flex Industrial
     1b.42         359,166                  359,166       Industrial                                  Flex Industrial
     1b.43         249,561                  249,561       Industrial                                  Flex Industrial
       2        66,000,000               64,711,587       Office                                      Urban
------------------------------------------------------------------------------------------------------------------------------------
       3        63,000,000               62,710,316       Office                                      Urban
       4        48,955,840               48,892,750       Retail                                      Anchored
       5        43,000,000               42,853,667       Retail                                      Anchored
       6        39,400,000               39,400,000       Office                                      Urban
       7        35,500,000               35,167,333       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
       8        31,499,536               31,361,479       Manufactured Housing Community              Manufactured Housing Community
       9        24,500,000               24,500,000       Multifamily                                 Multifamily
      10        23,650,000               23,650,000       Retail                                      Anchored
      11        19,000,000               18,963,239       Retail                                      Anchored
      12        16,500,000               16,500,000       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      13        16,400,000               16,366,269       Retail                                      Anchored
      14        16,000,000               15,951,879       Retail                                      Anchored
      15        15,300,000               15,300,000       Multifamily                                 Multifamily
      16        14,950,000               14,950,000       Retail                                      Anchored
      17        13,520,000               13,520,000       Manufactured Housing Community              Manufactured Housing Community
------------------------------------------------------------------------------------------------------------------------------------
      18        12,800,000               12,773,773       Retail                                      Anchored
      19        12,400,000               12,374,872       Retail                                      Big Box
      20        12,000,000               11,964,329       Retail                                      Anchored
      21        12,000,000               11,950,887       Office                                      Office/Retail
      22        12,000,000               11,926,185       Retail                                      Specialty
------------------------------------------------------------------------------------------------------------------------------------
      23        11,200,000               11,200,000       Multifamily                                 Multifamily
      24        11,000,000               11,000,000       Office                                      Urban
      25        11,000,000               10,980,365       Self-Storage                                Self-Storage
      26        10,000,000               10,000,000       Retail                                      Anchored
      27        10,000,000               10,000,000       Multifamily                                 Student Housing
------------------------------------------------------------------------------------------------------------------------------------
      28        10,000,000                9,971,135       Office                                      Suburban
      29        10,000,000                9,927,977       Office                                      Suburban
      30         9,500,000                9,471,878       Retail                                      Anchored
      31         9,250,000                9,234,838       Retail                                      Shadow Anchored
      32         9,100,000                9,100,000       Retail                                      Shadow Anchored
------------------------------------------------------------------------------------------------------------------------------------
      33         9,000,000                8,972,507       Retail                                      Anchored
      34         9,000,000                8,971,765       Retail                                      Anchored
      35         8,800,000                8,744,992       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      36         8,300,000                8,268,900       Office                                      Flex
     36.1        5,068,702                5,049,710       Office                                      Flex
     36.2        1,964,122                1,956,763       Office                                      Flex
     36.3        1,267,176                1,262,427       Office                                      Flex
      37         8,275,000                8,257,522       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      38         8,100,000                8,065,962       Retail                                      Anchored
      39         7,900,000                7,842,440       Retail                                      Anchored
      40         7,820,000                7,804,159       Industrial                                  Flex Industrial
      41         7,800,000                7,718,216       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      42         7,650,000                7,639,752       Multifamily                                 Various
     42.1        6,817,617                6,808,483       Multifamily                                 Urban
     42.2          832,383                  831,268       Multifamily                                 Low-Rise
      43         7,600,000                7,566,690       Manufactured Housing Community              Manufactured Housing Community
      44         7,500,000                7,465,570       Office                                      Suburban
------------------------------------------------------------------------------------------------------------------------------------
      45         7,300,000                7,300,000       Retail                                      Anchored
      46         6,960,000                6,922,955       Industrial                                  Flex Industrial
      47         6,800,000                6,780,782       Manufactured Housing Community              Manufactured Housing Community
      48         6,800,000                6,774,771       Industrial                                  Warehouse
      49         6,750,000                6,727,939       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      50         6,400,000                6,386,986       Office                                      Medical
      51         6,000,000                5,992,777       Office                                      Office/Retail
      52         5,970,000                5,970,000       Retail                                      Anchored
      53         5,875,000                5,856,745       Self-Storage                                Self-Storage
      54         5,800,000                5,800,000       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      55         5,750,000                5,721,564       Retail                                      Shadow/Weak Anchored
      56         5,700,000                5,683,512       Retail                                      Shadow/Weak Anchored
      57         5,280,000                5,280,000       Manufactured Housing Community              Manufactured Housing Community
      58         5,300,000                5,279,883       Retail                                      Shadow Anchored
      59         5,250,000                5,233,761       Industrial                                  Warehouse
------------------------------------------------------------------------------------------------------------------------------------
      60         5,200,000                5,200,000       Manufactured Housing Community              Manufactured Housing Community
      61         5,200,000                5,152,359       Retail                                      Anchored
      62         5,150,000                5,150,000       Industrial                                  Flex Industrial
      63         5,150,000                5,130,372       Multifamily                                 Mid-Rise
      64         5,100,000                5,079,121       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      65         3,081,000                3,064,872       Multifamily                                 Urban
      66         1,975,000                1,962,415       Multifamily                                 Urban
      67         4,900,000                4,879,596       Retail                                      Anchored
      68         4,720,000                4,695,292       Multifamily                                 Urban
      69         4,610,000                4,589,104       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      70         4,200,000                4,191,460       Retail                                      Big Box
      71         4,150,000                4,136,187       Multifamily                                 Multifamily
      72         4,065,000                4,038,129       Office                                      Urban
      73         4,050,000                4,026,534       Retail                                      Free-Standing
      74         4,050,000                4,023,063       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      75         4,000,000                4,000,000       Retail                                      Free-Standing
      76         4,000,000                3,959,390       Retail                                      Anchored
      77         3,850,000                3,850,000       Retail                                      Anchored
      78         3,850,000                3,820,447       Mixed Use                                   Retail/Office
      79         3,820,000                3,800,004       Multifamily                                 Urban
------------------------------------------------------------------------------------------------------------------------------------
      80         3,750,000                3,727,777       Retail                                      Unanchored
      81         3,600,000                3,590,209       Retail                                      Shadow Anchored
      82         3,515,000                3,503,590       Self-Storage                                Self-Storage
      83         3,500,000                3,485,559       Self-Storage                                Self-Storage
      84         3,500,000                3,484,293       Multifamily                                 Multifamily/Retail
------------------------------------------------------------------------------------------------------------------------------------
      85         3,397,513                3,397,513       Manufactured Housing Community              Manufactured Housing Community
      86         3,400,000                3,390,593       Office                                      Suburban
      87         3,360,000                3,349,093       Self-Storage                                Self-Storage
      88         3,350,000                3,343,481       Retail                                      Anchored
      89         3,350,000                3,305,735       Retail                                      Big Box
------------------------------------------------------------------------------------------------------------------------------------
      90         3,300,000                3,288,897       Multifamily                                 Low-Rise
      91         3,200,000                3,189,613       Self-Storage                                Self-Storage
      92         3,150,000                3,136,013       Retail                                      Unanchored
      93         3,100,000                3,064,208       Office                                      Urban
      94         2,855,000                2,836,808       Multifamily                                 Urban
------------------------------------------------------------------------------------------------------------------------------------
      95         2,775,000                2,747,743       Retail                                      Unanchored
      96         2,735,000                2,719,646       Retail                                      Free-Standing
      97         2,700,000                2,694,520       Retail                                      Anchored
      98         2,700,000                2,691,236       Self-Storage                                Self-Storage
      99         2,700,000                2,686,647       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      100        2,500,000                2,495,088       Retail                                      Unanchored
      101        2,400,000                2,395,352       Mixed Use                                   Multifamily/Retail
      102        2,310,000                2,291,045       Self-Storage                                Self-Storage
     102.1       1,128,573                1,119,313       Self-Storage                                Self-Storage
     102.2       1,181,427                1,171,732       Self-Storage                                Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
      103        2,235,000                2,228,663       Industrial                                  Warehouse/Distribution
      104        2,100,000                2,071,578       Self-Storage                                Self-Storage
      105        2,040,000                2,030,753       Retail                                      Unanchored
      106        2,015,000                2,002,160       Multifamily                                 Urban
      107        1,960,000                1,952,280       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      108        1,950,000                1,950,000       Industrial                                  Flex Industrial
      109        1,955,000                1,944,331       Self-Storage                                Self-Storage
      110        1,900,000                1,900,000       Industrial                                  Flex Industrial
      111        1,850,000                1,843,842       Multifamily                                 Multifamily
      112        1,840,000                1,837,024       Retail                                      Shadow Anchored
------------------------------------------------------------------------------------------------------------------------------------
      113        1,825,000                1,806,795       Self-Storage                                Self-Storage
      114        1,625,000                1,614,646       Multifamily                                 Urban
      115        1,225,000                1,220,787       Industrial                                  Warehouse/Distribution

                                                               INTEREST                  ORIGINAL              STATED REMAINING
                   INTEREST         ADMINISTRATIVE             ACCRUAL               TERM TO MATURITY          TERM TO MATURITY
      ID             RATE              FEE RATE                 BASIS                  OR APD (MOS.)            OR APD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
       1            Various             0.0329%                 30/360                    Various                  Various
      1a            4.2600%             0.0329%                 30/360                      60                        58
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b            4.7400%             0.0329%                 30/360                      84                        82
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2            6.3000%             0.0429%               Actual/360                    117                      110
------------------------------------------------------------------------------------------------------------------------------------
       3            6.0900%             0.0329%               Actual/360                    120                      115
       4            5.5170%             0.0329%               Actual/360                    113                      112
       5            5.1100%            0.05290%               Actual/360                    120                      117
       6            5.9100%            0.06290%               Actual/360                    84                        80
       7            5.5200%            0.07290%               Actual/360                    120                      111
------------------------------------------------------------------------------------------------------------------------------------
       8            5.3500%             0.0329%               Actual/360                    60                        56
       9            5.2700%             0.0729%               Actual/360                    120                      119
      10            4.5310%             0.0329%                 30/360                      60                        59
      11            6.1600%            0.08290%               Actual/360                    120                      118
      12            6.2500%            0.03290%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      13            5.8400%            0.03290%               Actual/360                    120                      118
      14            5.7140%             0.0329%               Actual/360                    120                      117
      15            5.4900%             0.0829%               Actual/360                    120                      120
      16            5.9750%             0.0329%               Actual/360                    120                      118
      17            6.0200%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      18            5.8600%             0.0829%               Actual/360                    108                      106
      19            5.9180%             0.0329%               Actual/360                    120                      118
      20            5.7700%             0.0329%               Actual/360                    120                      117
      21            6.4900%            0.03290%               Actual/360                    240                      238
      22            6.2600%            0.08290%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      23            5.5000%            0.06290%               Actual/360                    120                      118
      24            5.2700%             0.0329%               Actual/360                    120                      116
      25            5.1500%             0.0329%               Actual/360                    120                      119
      26            4.5310%             0.0329%                 30/360                      60                        59
      27            5.5500%             0.0329%               Actual/360                    120                      120
------------------------------------------------------------------------------------------------------------------------------------
      28            5.9100%             0.0329%               Actual/360                    120                      117
      29            5.4800%             0.0329%               Actual/360                    180                      178
      30            5.7900%             0.0329%               Actual/360                    120                      117
      31            5.8500%            0.03290%               Actual/360                    120                      119
      32            5.7500%            0.03290%               Actual/360                    120                      120
------------------------------------------------------------------------------------------------------------------------------------
      33            5.6500%            0.03290%               Actual/360                    120                      118
      34            5.5100%             0.0829%               Actual/360                    120                      117
      35            6.6200%             0.0329%               Actual/360                    180                      175
------------------------------------------------------------------------------------------------------------------------------------
      36            6.6500%             0.0329%               Actual/360                    180                      177
     36.1
     36.2
     36.3
      37            5.7000%             0.0529%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      38            5.9700%            0.03290%               Actual/360                    120                      117
      39            5.5100%            0.08290%               Actual/360                    120                      113
      40            5.9200%            0.03290%               Actual/360                    120                      118
      41            6.0800%             0.0329%               Actual/360                    168                      163
------------------------------------------------------------------------------------------------------------------------------------
      42            5.0040%             0.0729%               Actual/360                    60                        59
     42.1
     42.2
      43            5.3500%             0.0329%               Actual/360                    60                        56
      44            5.4300%             0.0329%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      45            5.7700%             0.0329%               Actual/360                    120                      119
      46            6.3300%            0.03290%               Actual/360                    120                      114
      47            6.0100%            0.03290%               Actual/360                    120                      117
      48            5.6100%            0.08290%               Actual/360                    108                      107
      49            5.3100%             0.0329%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      50            5.9000%             0.0329%               Actual/360                    120                      118
      51            5.7500%             0.0829%               Actual/360                    120                      119
      52            4.5310%             0.0329%                 30/360                      60                        59
      53            5.5300%             0.0329%               Actual/360                    60                        58
      54            4.5100%             0.0329%                 30/360                      78                        77
------------------------------------------------------------------------------------------------------------------------------------
      55            5.8650%             0.0329%               Actual/360                    120                      116
      56            5.9000%            0.03290%               Actual/360                    120                      117
      57            6.0200%            0.03290%               Actual/360                    120                      116
      58            6.0600%            0.03290%               Actual/360                    120                      116
      59            5.5600%             0.0329%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      60            6.3270%             0.0529%               Actual/360                    144                      140
      61            5.7500%             0.0329%               Actual/360                    150                      148
      62            5.4000%             0.0329%               Actual/360                    120                      115
      63            6.0400%             0.0329%               Actual/360                    120                      116
      64            5.6900%             0.0829%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      65            5.4800%             0.0329%               Actual/360                    60                        55
      66            5.4700%            0.03290%               Actual/360                    60                        54
      67            6.5400%            0.03290%               Actual/360                    120                      115
      68            5.4800%            0.03290%               Actual/360                    60                        55
      69            5.1800%             0.0329%               Actual/360                    84                        80
------------------------------------------------------------------------------------------------------------------------------------
      70            5.9000%             0.0529%               Actual/360                    120                      118
      71            5.2200%             0.0329%               Actual/360                    120                      117
      72            6.2950%             0.1229%               Actual/360                    84                        79
      73            5.9300%             0.0329%               Actual/360                    120                      114
      74            6.2100%             0.0329%               Actual/360                    120                      114
------------------------------------------------------------------------------------------------------------------------------------
      75            5.2450%             0.0329%                 30/360                      84                        71
      76            6.0500%            0.03290%               Actual/360                    180                      177
      77            4.8500%            0.03290%                 30/360                      60                        58
      78            6.5600%            0.03290%               Actual/360                    120                      114
      79            5.4800%             0.0329%               Actual/360                    60                        55
------------------------------------------------------------------------------------------------------------------------------------
      80            5.7000%             0.0329%               Actual/360                    120                      116
      81            6.1900%             0.0329%               Actual/360                    120                      117
      82            5.2400%             0.0529%               Actual/360                    60                        58
      83            6.0800%             0.0829%               Actual/360                    120                      117
      84            5.5700%             0.0829%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      85            5.7150%             0.0529%               Actual/360                    84                        80
      86            6.1100%            0.03290%               Actual/360                    120                      117
      87            5.2400%            0.05290%               Actual/360                    60                        58
      88            6.1300%            0.08290%               Actual/360                    120                      118
      89            5.7000%             0.0529%               Actual/360                    120                      111
------------------------------------------------------------------------------------------------------------------------------------
      90            5.0000%             0.0529%               Actual/360                    60                        58
      91            5.2400%             0.0529%               Actual/360                    60                        58
      92            6.2500%             0.0329%               Actual/360                    120                      115
      93            5.7500%             0.1029%               Actual/360                    120                      112
      94            5.4700%             0.0329%               Actual/360                    60                        54
------------------------------------------------------------------------------------------------------------------------------------
      95            5.0500%             0.0829%               Actual/360                    120                      114
      96            6.0800%            0.03290%               Actual/360                    120                      114
      97            5.9100%            0.03290%               Actual/360                    120                      118
      98            5.2400%            0.10290%               Actual/360                    60                        58
      99            5.8650%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      100           6.0800%             0.1529%               Actual/360                    120                      118
      101           6.1550%             0.0329%               Actual/360                    120                      118
      102           6.2700%             0.0329%               Actual/360                    120                      115
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103           5.9950%             0.0329%               Actual/360                    120                      117
      104           6.1300%            0.03290%               Actual/360                    180                      176
      105           5.1800%            0.03290%               Actual/360                    84                        80
      106           5.4700%            0.03290%               Actual/360                    60                        54
      107           5.8800%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      108           5.4000%             0.0329%               Actual/360                    120                      115
      109           7.1900%             0.0829%               Actual/360                    240                      237
      110           5.4000%             0.0329%               Actual/360                    120                      115
      111           5.2200%             0.0329%               Actual/360                    120                      117
      112           5.9600%             0.1029%               Actual/360                    120                      119
------------------------------------------------------------------------------------------------------------------------------------
      113           5.8600%             0.0329%               Actual/360                    120                      113
      114           5.4700%            0.03290%               Actual/360                    60                        54
      115           6.2000%            0.03290%               Actual/360                    120                      117

                       ORIGINAL                REMAINING                FIRST               MATURITY              ANNUAL
                     AMORTIZATION             AMORTIZATION             PAYMENT                DATE                 DEBT
      ID              TERM (MOS.)             TERM (MOS.)                DATE                OR APD            SERVICE (2)
------------------------------------------------------------------------------------------------------------------------------------
       1                Various                 Various                 2/1/04              Various                   4,070,431
      1a                   0                       0                    2/1/04               1/1/09                   2,913,567
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b                  360                     360                   2/1/04               1/1/11                   1,156,863
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                  319                     312                   9/9/03               5/9/13                   6,738,432
------------------------------------------------------------------------------------------------------------------------------------
       3                  360                     355                  11/1/03              10/1/13                   4,576,438
       4                  353                     352                   3/1/04               7/1/13                   3,367,939
       5                  360                     357                   1/1/04              12/1/13                   2,804,792
       6                  324                     324                  12/1/03              11/1/10                   2,360,881
       7                  360                     351                   7/1/03               6/1/13                   2,424,129
------------------------------------------------------------------------------------------------------------------------------------
       8                  360                     356                  12/1/03              11/1/08                   2,110,773
       9                  360                     360                   3/1/04               2/1/14                   1,309,083
      10                   0                       0                    3/1/04               2/1/09                   1,071,582
      11                  360                     358                   2/1/04               1/1/14                   1,390,517
      12                  360                     360                   2/1/04               1/1/14                   1,045,573
------------------------------------------------------------------------------------------------------------------------------------
      13                  360                     358                   2/1/04               1/1/14                   1,159,748
      14                  360                     357                   1/1/04              12/1/13                   1,116,073
      15                  360                     360                   4/1/04               3/1/14                   1,041,309
      16                  360                     360                   2/1/04               1/1/14                     905,669
      17                  360                     360                  12/1/03              11/1/13                     825,208
------------------------------------------------------------------------------------------------------------------------------------
      18                  360                     358                   2/1/04               1/1/13                     907,130
      19                  360                     358                   2/1/04               1/1/14                     884,302
      20                  360                     357                   1/1/04              12/1/13                     842,175
      21                  240                     238                   2/1/04               1/1/24                   1,072,778
      22                  240                     237                   1/1/04              12/1/13                   1,053,376
------------------------------------------------------------------------------------------------------------------------------------
      23                  348                     348                   2/1/04               1/1/14                     624,556
      24                  360                     360                  12/1/03              11/1/13                     587,751
      25                  300                     299                   3/1/04               2/1/14                     783,239
      26                   0                       0                    3/1/04               2/1/09                     453,100
      27                  360                     360                   4/1/04               3/1/14                     685,116
------------------------------------------------------------------------------------------------------------------------------------
      28                  360                     357                   1/1/04              12/1/13                     712,532
      29                  180                     178                   2/1/04               1/1/19                     979,227
      30                  360                     357                   1/1/04              12/1/13                     668,173
      31                  300                     299                   3/1/04               2/1/14                     705,031
      32                  360                     360                   4/1/04               3/1/14                     637,262
------------------------------------------------------------------------------------------------------------------------------------
      33                  300                     298                   2/1/04               1/1/14                     675,525
      34                  360                     357                   1/1/04              12/1/13                     613,890
      35                  300                     295                  11/1/03              10/1/18                     720,957
------------------------------------------------------------------------------------------------------------------------------------
      36                  300                     297                   1/1/04              12/1/18                     681,872
     36.1
     36.2
     36.3
      37                  360                     358                   2/1/04               1/1/14                     576,338
------------------------------------------------------------------------------------------------------------------------------------
      38                  300                     297                   1/1/04              12/1/13                     624,480
      39                  360                     353                   9/1/03               8/1/13                     538,859
      40                  360                     358                   2/1/04               1/1/14                     557,801
      41                  240                     235                  11/1/03              10/1/17                     674,907
------------------------------------------------------------------------------------------------------------------------------------
      42                  360                     359                   3/1/04               2/1/09                     493,027
     42.1
     42.2
      43                  360                     356                  12/1/03              11/1/08                     509,273
      44                  300                     297                   1/1/04              12/1/13                     548,923
------------------------------------------------------------------------------------------------------------------------------------
      45                  360                     360                   3/1/04               2/1/14                     427,060
      46                  360                     354                  10/1/03               9/1/13                     518,601
      47                  360                     357                   1/1/04              12/1/13                     489,758
      48                  180                     179                   3/1/04               2/1/13                     671,513
      49                  360                     357                   1/1/04              12/1/13                     450,300
------------------------------------------------------------------------------------------------------------------------------------
      50                  360                     358                   2/1/04               1/1/14                     455,529
      51                  360                     359                   3/1/04               2/1/14                     420,172
      52                   0                       0                    3/1/04               2/1/09                     270,501
      53                  300                     298                   2/1/04               1/1/09                     434,196
      54                   0                       0                    3/1/04               8/1/10                     261,580
------------------------------------------------------------------------------------------------------------------------------------
      55                  324                     320                  12/1/03              11/1/13                     424,753
      56                  360                     357                   1/1/04              12/1/13                     405,705
      57                  360                     360                  12/1/03              11/1/13                     322,271
      58                  360                     356                  12/1/03              11/1/13                     383,771
      59                  300                     298                   2/1/04               1/1/14                     389,136
------------------------------------------------------------------------------------------------------------------------------------
      60                  360                     360                  12/1/03              11/1/15                     333,573
      61                  150                     148                   2/1/04               7/1/16                     584,211
      62                   0                       0                   11/1/03              10/1/13                     281,963
      63                  360                     356                  12/1/03              11/1/13                     372,113
      64                  360                     356                  12/1/03              11/1/13                     354,817
------------------------------------------------------------------------------------------------------------------------------------
      65                  360                     355                  11/1/03              10/1/08                     209,459
      66                  360                     354                  10/1/03               9/1/08                     134,120
      67                  360                     355                  11/1/03              10/1/13                     373,204
      68                  360                     355                  11/1/03              10/1/08                     320,885
      69                  360                     356                  12/1/03              11/1/10                     303,085
------------------------------------------------------------------------------------------------------------------------------------
      70                  360                     358                   2/1/04               1/1/14                     298,941
      71                  360                     357                   1/1/04              12/1/13                     274,073
      72                  300                     295                  11/1/03              10/1/10                     323,145
      73                  360                     354                  10/1/03               9/1/13                     289,198
      74                  330                     324                  10/1/03               9/1/13                     307,491
------------------------------------------------------------------------------------------------------------------------------------
      75                   0                       0                    3/1/03               2/1/10                     209,800
      76                  180                     177                   1/1/04              12/1/18                     406,349
      77                   0                       0                    2/1/04               1/1/09                     186,725
      78                  300                     294                  10/1/03               9/1/13                     313,680
      79                  360                     355                  11/1/03              10/1/08                     259,700
------------------------------------------------------------------------------------------------------------------------------------
      80                  300                     296                  12/1/03              11/1/13                     281,740
      81                  360                     357                   1/1/04              12/1/13                     264,306
      82                  300                     298                   2/1/04               1/1/09                     252,514
      83                  300                     297                   1/1/04              12/1/13                     272,664
      84                  300                     297                   1/1/04              12/1/13                     259,675
------------------------------------------------------------------------------------------------------------------------------------
      85                  360                     360                  12/1/03              11/1/10                     196,865
      86                  360                     357                   1/1/04              12/1/13                     247,509
      87                  300                     298                   2/1/04               1/1/09                     241,379
      88                  360                     358                   2/1/04               1/1/14                     244,389
      89                  300                     291                   7/1/03               6/1/13                     251,688
------------------------------------------------------------------------------------------------------------------------------------
      90                  300                     298                   2/1/04               1/1/09                     231,498
      91                  300                     298                   2/1/04               1/1/09                     229,885
      92                  360                     355                  11/1/03              10/1/13                     232,741
      93                  300                     292                   8/1/03               7/1/13                     234,028
      94                  360                     354                  10/1/03               9/1/08                     193,880
------------------------------------------------------------------------------------------------------------------------------------
      95                  300                     294                  10/1/03               9/1/13                     195,640
      96                  360                     354                  10/1/03               9/1/13                     198,464
      97                  360                     358                   2/1/04               1/1/14                     192,384
      98                  300                     298                   2/1/04               1/1/09                     193,965
      99                  324                     320                  12/1/03              11/1/13                     199,449
------------------------------------------------------------------------------------------------------------------------------------
      100                 360                     358                   2/1/04               1/1/14                     181,411
      101                 360                     358                   2/1/04               1/1/14                     175,551
      102                 270                     265                  11/1/03              10/1/13                     191,801
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103                 360                     357                   1/1/04              12/1/13                     160,713
      104                 180                     176                  12/1/03              11/1/18                     214,426
      105                 360                     356                  12/1/03              11/1/10                     134,120
      106                 360                     354                  10/1/03               9/1/08                     136,837
      107                 360                     356                  12/1/03              11/1/13                     139,205
------------------------------------------------------------------------------------------------------------------------------------
      108                  0                       0                   11/1/03              10/1/13                     106,763
      109                 240                     237                   1/1/04              12/1/23                     184,570
      110                  0                       0                   11/1/03              10/1/13                     104,025
      111                 360                     357                   1/1/04              12/1/13                     122,177
      112                 300                     299                   3/1/04               2/1/14                     141,722
------------------------------------------------------------------------------------------------------------------------------------
      113                 300                     293                   9/1/03               8/1/13                     139,234
      114                 360                     354                  10/1/03               9/1/08                     110,352
      115                 324                     321                   1/1/04              12/1/13                      93,570

                      MONTHLY                REMAINING                                                               ARD
                        DEBT               INTEREST ONLY                                                             LOAN
      ID            SERVICE (2)            PERIOD (MOS.)            LOCKBOX       LOCKBOX TYPE                      (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
       1                  339,202.56            58                     No         NAP                                 No
      1a                  242,797.28            58                     No         NAP                                 No
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b                   96,405.28            58                     No         NAP                                 No
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                  561,536.03                                  Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
       3                  381,369.87                                  Yes         In-Place, Hard                      No
       4                  280,661.58                                  Yes         In-Place, Soft/Hard                 No
       5                  233,732.69                                  Yes         In-Place, Hard (A/B)                No
       6                  196,740.07            20                    Yes         In-Place, Hard                      No
       7                  202,010.79                                  Yes         In-Place, Soft/Hard                 No
------------------------------------------------------------------------------------------------------------------------------------
       8                  175,897.72                                  Yes         In-Place, Hard                      No
       9                  109,090.22            11                     No         NAP                                 No
      10                   89,298.46            59                    Yes         Springing, Hard                     No
      11                  115,876.39                                  Yes         In-Place, Hard (A/B)                No
      12                   87,131.08            22                     No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      13                   96,645.66                                  Yes         In-Place, Soft / Hard               No
      14                   93,006.06                                   No         NAP                                 No
      15                   86,775.75                                   No         NAP                                 No
      16                   75,472.41            22                     No         NAP                                 No
      17                   68,767.35            20                    Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
      18                   75,594.17                                  Yes         Springing                          Yes
      19                   73,691.81                                  Yes         In-Place, Hard                      No
      20                   70,181.28                                   No         NAP                                 No
      21                   89,398.14                                  Yes         Springing                           No
      22                   87,781.34                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      23                   52,046.30            10                     No         NAP                                 No
      24                   48,979.28             8                     No         NAP                                 No
      25                   65,269.89                                   No         NAP                                 No
      26                   37,758.33            59                     No         NAP                                 No
      27                   57,093.00                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      28                   59,377.65                                  Yes         In-Place, Hard                      No
      29                   81,602.25                                   No         NAP                                 No
      30                   55,681.06                                   No         NAP                                 No
      31                   58,752.62                                  Yes         Springing                          Yes
      32                   53,105.13                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      33                   56,293.71                                   No         NAP                                 No
      34                   51,157.49                                  Yes         Springing                          Yes
      35                   60,079.77                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      36                   56,822.63                                   No         NAP                                 No
     36.1
     36.2
     36.3
      37                   48,028.14                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      38                   52,039.97                                   No         NAP                                 No
      39                   44,904.91                                  Yes         Springing                           No
      40                   46,483.40                                   No         NAP                                 No
      41                   56,242.21                                  Yes         In-Place, Hard (A/B)               Yes
------------------------------------------------------------------------------------------------------------------------------------
      42                   41,085.56                                   No         NAP                                 No
     42.1
     42.2
      43                   42,439.44                                  Yes         In-Place, Hard                      No
      44                   45,743.56                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      45                   35,588.34            23                     No         NAP                                 No
      46                   43,216.71                                   No         NAP                                 No
      47                   40,813.16                                   No         NAP                                 No
      48                   55,959.40                                  Yes         In-Place, Hard (A/B)               Yes
      49                   37,524.99                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      50                   37,960.74                                   No         NAP                                 No
      51                   35,014.37                                   No         NAP                                 No
      52                   22,541.73            59                     No         NAP                                 No
      53                   36,182.97                                   No         NAP                                 No
      54                   21,798.33            77                     No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      55                   35,396.08                                   No         NAP                                 No
      56                   33,808.78                                   No         NAP                                 No
      57                   26,855.89            20                    Yes         In-Place, Hard                      No
      58                   31,980.92                                   No         NAP                                 No
      59                   32,427.98                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      60                   27,797.79            32                    Yes         In-Place, Hard                      No
      61                   48,684.23                                  Yes         Springing                           No
      62                   23,496.88            115                    No         NAP                                 No
      63                   31,009.42                                   No         NAP                                 No
      64                   29,568.11                                  Yes         In-Place, Hard (A/B)               Yes
------------------------------------------------------------------------------------------------------------------------------------
      65                   17,454.94                                   No         NAP                                 No
      66                   11,176.69                                   No         NAP                                 No
      67                   31,100.34                                  Yes         Springing, Hard                     No
      68                   26,740.44                                   No         NAP                                 No
      69                   25,257.09                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      70                   24,911.73                                   No         NAP                                 No
      71                   22,839.40                                   No         NAP                                 No
      72                   26,928.74                                   No         NAP                                 No
      73                   24,099.83                                  Yes         Springing, Hard                    Yes
      74                   25,624.24                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      75                   17,483.33            71                     No         NAP                                 No
      76                   33,862.42                                   No         NAP                                 No
      77                   15,560.42            58                    Yes         Springing, Hard                    Yes
      78                   26,140.00                                   No         NAP                                 No
      79                   21,641.63                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      80                   23,478.32                                   No         NAP                                 No
      81                   22,025.53                                   No         NAP                                 No
      82                   21,042.83                                   No         NAP                                 No
      83                   22,722.02                                   No         NAP                                 No
      84                   21,639.62                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      85                   16,405.39             8                    Yes         In-Place, Hard                      No
      86                   20,625.79                                   No         NAP                                 No
      87                   20,114.91                                   No         NAP                                 No
      88                   20,365.79                                  Yes         Springing                          Yes
      89                   20,973.96                                  Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
      90                   19,291.47                                   No         NAP                                 No
      91                   19,157.05                                   No         NAP                                 No
      92                   19,395.09                                   No         NAP                                 No
      93                   19,502.30                                   No         NAP                                 No
      94                   16,156.68                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      95                   16,303.32                                   No         NAP                                 No
      96                   16,538.64                                  Yes         Springing, Hard                    Yes
      97                   16,031.97                                  Yes         Springing                          Yes
      98                   16,163.76                                   No         NAP                                 No
      99                   16,620.77                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      100                  15,117.59                                   No         NAP                                 No
      101                  14,629.25                                   No         NAP                                 No
      102                  15,983.42                                   No         NAP                                 No
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103                  13,392.77                                  Yes         Springing, Hard                    Yes
      104                  17,868.82                                   No         NAP                                 No
      105                  11,176.67                                   No         NAP                                 No
      106                  11,403.05                                   No         NAP                                 No
      107                  11,600.40                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      108                   8,896.88            115                    No         NAP                                 No
      109                  15,380.86                                   No         NAP                                 No
      110                   8,668.75            115                    No         NAP                                 No
      111                  10,181.42                                   No         NAP                                 No
      112                  11,810.20                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      113                  11,602.82                                   No         NAP                                 No
      114                   9,196.01                                   No         NAP                                 No
      115                   7,797.47                                   No         NAP                                 No


                          CROSSED
                            WITH                                             GRACE          PAYMENT            APPRAISED
      ID                OTHER LOANS                   DSCR (2)               PERIOD          DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       1                    Yes                         4.67                   0              1st                  274,415,000
      1a                    Yes                         4.67                   0              1st                  274,415,000
     1a.1                                                                                                            2,427,208
     1a.2                                                                                                            2,923,971
     1a.3                                                                                                            4,017,575
-----------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                                                                              531,246
     1a.5                                                                                                            7,000,000
     1a.6                                                                                                            4,500,000
     1a.7                                                                                                           18,115,299
     1a.8                                                                                                            2,584,701
-----------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                                                                           11,500,000
     1a.10                                                                                                          10,500,000
     1a.11                                                                                                           2,300,000
     1a.12                                                                                                           3,800,000
     1a.13                                                                                                           3,700,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.14                                                                                                           4,700,000
     1a.15                                                                                                           6,800,000
     1a.16                                                                                                           8,700,000
     1a.17                                                                                                           4,706,663
     1a.18                                                                                                           4,393,337
     1a.19                                                                                                           6,640,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                                                                          12,600,000
     1a.21                                                                                                           4,600,000
     1a.22                                                                                                          19,806,891
     1a.23                                                                                                           9,628,700
     1a.24                                                                                                           3,340,135
-----------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                                                                           9,925,108
     1a.26                                                                                                           6,717,514
     1a.27                                                                                                          14,517,516
     1a.28                                                                                                           3,733,500
     1a.29                                                                                                           3,330,635
-----------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                                                                           8,700,000
     1a.31                                                                                                           7,200,000
     1a.32                                                                                                          10,600,000
     1a.33                                                                                                          17,000,000
     1a.34                                                                                                           4,200,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                                                                           6,600,000
     1a.36                                                                                                           1,875,935
     1a.37                                                                                                           2,408,583
     1a.38                                                                                                           3,766,439
     1a.39                                                                                                           1,849,043
-----------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                                                                           2,423,659
     1a.41                                                                                                           3,394,739
     1a.42                                                                                                           3,756,602
     1a.43                                                                                                           2,600,000
-----------------------------------------------------------------------------------------------------------------------------------
      1b                    Yes                         4.67                   0              1st                  274,415,000
     1b.1                                                                                                            2,427,208
     1b.2                                                                                                            2,923,971
     1b.3                                                                                                            4,017,575
     1b.4                                                                                                              531,246
-----------------------------------------------------------------------------------------------------------------------------------
     1b.5                                                                                                            7,000,000
     1b.6                                                                                                            4,500,000
     1b.7                                                                                                           18,115,299
     1b.8                                                                                                            2,584,701
     1b.9                                                                                                           11,500,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                                                                          10,500,000
     1b.11                                                                                                           2,300,000
     1b.12                                                                                                           3,800,000
     1b.13                                                                                                           3,700,000
     1b.14                                                                                                           4,700,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                                                                           6,800,000
     1b.16                                                                                                           8,700,000
     1b.17                                                                                                           4,706,663
     1b.18                                                                                                           4,393,337
     1b.19                                                                                                           6,640,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                                                                          12,600,000
     1b.21                                                                                                           4,600,000
     1b.22                                                                                                          19,806,891
     1b.23                                                                                                           9,628,700
     1b.24                                                                                                           3,340,135
-----------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                                                                           9,925,108
     1b.26                                                                                                           6,717,514
     1b.27                                                                                                          14,517,516
     1b.28                                                                                                           3,733,500
     1b.29                                                                                                           3,330,635
-----------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                                                                           8,700,000
     1b.31                                                                                                           7,200,000
     1b.32                                                                                                          10,600,000
     1b.33                                                                                                          17,000,000
     1b.34                                                                                                           4,200,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                                                                           6,600,000
     1b.36                                                                                                           1,875,935
     1b.37                                                                                                           2,408,583
     1b.38                                                                                                           3,766,439
     1b.39                                                                                                           1,849,043
-----------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                                                                           2,423,659
     1b.41                                                                                                           3,394,739
     1b.42                                                                                                           3,756,602
     1b.43                                                                                                           2,600,000
       2                     No                         1.70                   0              9th                  205,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       3                     No                         1.37                   5              1st                   84,500,000
       4                     No                         1.53                   5              1st                   65,700,000
       5                     No                         2.19                   5              1st                   75,700,000
       6                     No                         1.95                   0              1st                  145,000,000
       7                     No                         1.41                   10             1st                   96,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       8                     No                         1.25                   10             1st                   44,100,000
       9                     No                         1.75                   5              1st                   31,770,000
      10                     No                         2.77                   5              1st                   42,750,000
      11                     No                         1.44                   5              1st                   25,400,000
      12                     No                         1.87                   5              1st                   30,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      13                     No                         1.61                   5              1st                   20,600,000
      14                     No                         1.39                   5              1st                   21,500,000
      15                     No                         1.44                   5              1st                   19,200,000
      16                     No                         1.85                   5              1st                   23,200,000
      17                     No                         1.59                   10             1st                   18,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      18                     No                         1.45                   5              1st                   18,100,000
      19                     No                         1.39                   5              1st                   16,000,000
      20                     No                         1.39                   5              1st                   15,200,000
      21                     No                         1.21                   5              1st                   16,000,000
      22                     No                         1.60                   15             1st                   19,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      23                     No                         1.73                   5              1st                   14,000,000
      24                     No                         2.58                   5              1st                   22,600,000
      25                     No                         2.48                   5              1st                   24,000,000
      26                     No                         2.77                   5              1st                   18,400,000
      27                     No                         1.57                   5              1st                   14,500,000
-----------------------------------------------------------------------------------------------------------------------------------
      28                     No                         1.33                   5              1st                   13,650,000
      29                     No                         1.27                   5              1st                   21,000,000
      30                     No                         1.39                   5              1st                   13,550,000
      31                     No                         1.37                   5              1st                   13,700,000
      32                     No                         1.58                   5              1st                   12,200,000
-----------------------------------------------------------------------------------------------------------------------------------
      33                     No                         1.32                   5              1st                   13,805,000
      34                     No                         1.80                   5              1st                   16,370,000
      35                     No                         1.35                   5              1st                   12,500,000
-----------------------------------------------------------------------------------------------------------------------------------
      36                     No                         1.30                   5              1st                   13,100,000
     36.1                                                                                                            8,000,000
     36.2                                                                                                            3,100,000
     36.3                                                                                                            2,000,000
      37                     No                         1.35                   5              1st                   10,975,000
-----------------------------------------------------------------------------------------------------------------------------------
      38                     No                         1.44                   5              1st                   10,850,000
      39                     No                         2.30                   2              1st                   15,000,000
      40                     No                         1.37                   5              1st                   10,700,000
      41                     No                         1.31                   5              1st                   10,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      42                     No                         1.59                   5              1st                    9,650,000
     42.1                                                                                                            8,600,000
     42.2                                                                                                            1,050,000
      43                     No                         1.32                   10             1st                    9,500,000
      44                     No                         1.64                   5              1st                   11,575,000
-----------------------------------------------------------------------------------------------------------------------------------
      45                     No                         1.70                   5              1st                   10,500,000
      46                     No                         1.50                   5              1st                    8,700,000
      47                     No                         1.29                   8              1st                    8,560,000
      48                     No                         1.24                   5              1st                   10,970,000
      49                     No                         3.25                   5              1st                   16,300,000
-----------------------------------------------------------------------------------------------------------------------------------
      50                     No                         1.53                   5              1st                    8,800,000
      51                     No                         1.48                   5              1st                   10,180,000
      52                     No                         2.98                   5              1st                   11,450,000
      53                     No                         1.56                   5              1st                    7,780,000
      54                     No                         3.00                   5              1st                   10,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      55                     No                         1.56                   5              1st                    7,800,000
      56                     No                         1.53                   5              1st                    7,800,000
      57                     No                         1.45                   10             1st                    6,600,000
      58                     No                         1.29                   5              1st                    7,500,000
      59                     No                         1.32                   5              1st                    7,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      60                     No                         1.38                   10             1st                    6,500,000
      61                     No                         1.28                   5              1st                    9,650,000
      62                     No                         3.13                   2              1st                   13,100,000
      63                     No                         1.33                   5              1st                    7,200,000
      64                     No                         1.59                   5              1st                    7,300,000
-----------------------------------------------------------------------------------------------------------------------------------
      65                    Yes                         1.37                   5              1st                    3,900,000
      66                    Yes                         1.58                   5              1st                    2,500,000
      67                     No                         1.61                   5              1st                    6,900,000
      68                     No                         1.40                   5              1st                    6,100,000
      69                     No                         1.98                   5              1st                    6,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      70                     No                         1.57                   5              1st                    6,400,000
      71                     No                         2.41                   5              1st                    9,300,000
      72                     No                         1.40                   5              1st                    5,500,000
      73                     No                         1.80                   5              1st                    6,900,000
      74                     No                         1.45                   5              1st                    5,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      75                     No                         2.79                   0              1st                    7,700,000
      76                     No                         1.18                   5              1st                    6,830,000
      77                     No                         2.82                   5              1st                    7,200,000
      78                     No                         1.53                   5              1st                    5,480,000
      79                     No                         1.40                   5              1st                    4,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      80                     No                         1.83                   5              1st                    5,800,000
      81                     No                         1.39                   5              1st                    4,500,000
      82                     No                         1.62                   5              1st                    4,700,000
      83                     No                         1.45                   5              1st                    4,700,000
      84                     No                         1.59                   5              1st                    5,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      85                     No                         1.44                   10             1st                    4,500,000
      86                     No                         1.45                   5              1st                    4,784,000
      87                     No                         1.63                   5              1st                    4,450,000
      88                     No                         1.41                   5              1st                    4,800,000
      89                     No                         1.35                   5              1st                    4,640,000
-----------------------------------------------------------------------------------------------------------------------------------
      90                     No                         1.62                   5              1st                    4,350,000
      91                     No                         1.59                   5              1st                    4,400,000
      92                     No                         1.20                   5              1st                    4,500,000
      93                     No                         1.57                   5              1st                    5,300,000
      94                     No                         1.42                   5              1st                    3,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      95                     No                         3.21                   5              1st                    8,100,000
      96                     No                         1.84                   5              1st                    4,700,000
      97                     No                         1.86                   5              1st                    5,000,000
      98                     No                         1.51                   5              1st                    3,750,000
      99                     No                         1.54                   5              1st                    4,225,000
-----------------------------------------------------------------------------------------------------------------------------------
      100                    No                         1.40                   5              1st                    3,500,000
      101                    No                         1.41                   5              1st                    3,800,000
      102                    No                         1.41                   5              1st                    3,715,000
     102.1                                                                                                           1,815,000
     102.2                                                                                                           1,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      103                    No                         1.42                   5              1st                    3,300,000
      104                    No                         1.22                   5              1st                    3,600,000
      105                    No                         1.92                   5              1st                    3,000,000
      106                    No                         1.38                   5              1st                    2,600,000
      107                    No                         1.54                   5              1st                    3,050,000
-----------------------------------------------------------------------------------------------------------------------------------
      108                    No                         3.13                   2              1st                    4,050,000
      109                    No                         1.17                   5              1st                    2,900,000
      110                    No                         3.39                   2              1st                    4,500,000
      111                    No                         2.54                   5              1st                    4,600,000
      112                    No                         1.43                   5              1st                    2,460,000
-----------------------------------------------------------------------------------------------------------------------------------
      113                    No                         1.47                   5              1st                    3,700,000
      114                    No                         1.41                   5              1st                    2,100,000
      115                    No                         1.41                   5              1st                    1,750,000

              CUT-OFF                LTV
              DATE LTV             RATIO AT
      ID       RATIO               MATURITY       ADDRESS                                                        CITY
------------------------------------------------------------------------------------------------------------------------------------
       1       33.82%              Various        Various                                                        Various
      1a       33.82%               33.82%        Various                                                        Various
     1a.1                                         2171 Kingston Court North                                      Marietta
     1a.2                                         4041 and 4062 Kingston Court                                   Marietta
     1a.3                                         3061, 3062 and 4012 Kingston Court                             Marietta
------------------------------------------------------------------------------------------------------------------------------------
     1a.4                                         3002 Kingston Court                                            Marietta
     1a.5                                         5824 & 5834 Peachtree Industrial Bldg                          Norcross
     1a.6                                         5 Beeman Road                                                  Northborough
     1a.7                                         141 Laurel St.                                                 East Bridgewater
     1a.8                                         140 Laurel St. (Office)                                        East Bridgewater
------------------------------------------------------------------------------------------------------------------------------------
     1a.9                                         400 Block Exchange Parkway                                     Allen
     1a.10                                        510 North Peachtree Road                                       Mesquite
     1a.11                                        3209-3217 Wood Street                                          Garland
     1a.12                                        801, 803, 805 Avenue H East                                    Arlington
     1a.13                                        2005-2009 108th Street                                         Grand Prairie
------------------------------------------------------------------------------------------------------------------------------------
     1a.14                                        600-720 W. 6th St.                                             Houston
     1a.15                                        8708 W. Little York Road                                       Houston
     1a.16                                        8979-8999 Market Street / 8901-8919 Market Street              Houston
     1a.17                                        8726-8798 Westpark Drive / 8750-8768 Westpark Drive            Houston
     1a.18                                        8730-8748 Westpark Drive / 8710-8728 Westpark Drive            Houston
     1a.19                                        79th Street and Switzer                                        Shawnee
------------------------------------------------------------------------------------------------------------------------------------
     1a.20                                        81st Street and Marshall Drive                                 Lenexa
     1a.21                                        81st Street and Marshall Drive                                 Lenexa
     1a.22                                        5091 4th Street                                                Irwindale
     1a.23                                        4981 4th Street                                                Irwindale
     1a.24                                        4982 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.25                                        5082 4th Street                                                Irwindale
     1a.26                                        15751-15759 Tapia Street                                       Irwindale
     1a.27                                        15761-15861 Tapia Street                                       Irwindale
     1a.28                                        5027 Irwindale Ave                                             Irwindale
     1a.29                                        4981 Irwindale Avenue                                          Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.30                                        4775 Irwindale Avenue                                          Irwindale
     1a.31                                        15800 Tapia Street                                             Irwindale
     1a.32                                        4821 Charter Avenue / 4826-4828 4th Street                     Irwindale
     1a.33                                        4889 4th Street                                                Irwindale
     1a.34                                        4821 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.35                                        4818 4th Street                                                Irwindale
     1a.36                                        11300 Bluegrass Parkway                                        Jeffersontown
     1a.37                                        11450 Bluegrass Parkway                                        Jeffersontown
     1a.38                                        11492 Bluegrass Parkway                                        Jeffersontown
     1a.39                                        11301-11399 Decimal Drive                                      Jeffersontown
------------------------------------------------------------------------------------------------------------------------------------
     1a.40                                        1734 Centennial Drive                                          San Antonio
     1a.41                                        1734 Centennial Drive                                          San Antonio
     1a.42                                        1734 Centennial Drive                                          San Antonio
     1a.43                                        12401 Network Blvd.                                            San Antonio
------------------------------------------------------------------------------------------------------------------------------------
      1b       33.82%               32.79%        Various                                                        Various
     1b.1                                         2171 Kingston Court North                                      Marietta
     1b.2                                         4041 and 4062 Kingston Court                                   Marietta
     1b.3                                         3061, 3062 and 4012 Kingston Court                             Marietta
     1b.4                                         3002 Kingston Court                                            Marietta
------------------------------------------------------------------------------------------------------------------------------------
     1b.5                                         5824 & 5834 Peachtree Industrial Bldg                          Norcross
     1b.6                                         5 Beeman Road                                                  Northborough
     1b.7                                         141 Laurel St.                                                 East Bridgewater
     1b.8                                         140 Laurel St. (Office)                                        East Bridgewater
     1b.9                                         400 Block Exchange Parkway                                     Allen
------------------------------------------------------------------------------------------------------------------------------------
     1b.10                                        510 North Peachtree Road                                       Mesquite
     1b.11                                        3209-3217 Wood Street                                          Garland
     1b.12                                        801, 803, 805 Avenue H East                                    Arlington
     1b.13                                        2005-2009 108th Street                                         Grand Prairie
     1b.14                                        600-720 W. 6th St.                                             Houston
------------------------------------------------------------------------------------------------------------------------------------
     1b.15                                        8708 W. Little York Road                                       Houston
     1b.16                                        8979-8999 Market Street / 8901-8919 Market Street              Houston
     1b.17                                        8726-8798 Westpark Drive / 8750-8768 Westpark Drive            Houston
     1b.18                                        8730-8748 Westpark Drive / 8710-8728 Westpark Drive            Houston
     1b.19                                        79th Street and Switzer                                        Shawnee
------------------------------------------------------------------------------------------------------------------------------------
     1b.20                                        81st Street and Marshall Drive                                 Lenexa
     1b.21                                        81st Street and Marshall Drive                                 Lenexa
     1b.22                                        5091 4th Street                                                Irwindale
     1b.23                                        4981 4th Street                                                Irwindale
     1b.24                                        4982 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.25                                        5082 4th Street                                                Irwindale
     1b.26                                        15751-15759 Tapia Street                                       Irwindale
     1b.27                                        15761-15861 Tapia Street                                       Irwindale
     1b.28                                        5027 Irwindale Ave                                             Irwindale
     1b.29                                        4981 Irwindale Avenue                                          Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.30                                        4775 Irwindale Avenue                                          Irwindale
     1b.31                                        15800 Tapia Street                                             Irwindale
     1b.32                                        4821 Charter Avenue / 4826-4828 4th Street                     Irwindale
     1b.33                                        4889 4th Street                                                Irwindale
     1b.34                                        4821 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.35                                        4818 4th Street                                                Irwindale
     1b.36                                        11300 Bluegrass Parkway                                        Jeffersontown
     1b.37                                        11450 Bluegrass Parkway                                        Jeffersontown
     1b.38                                        11492 Bluegrass Parkway                                        Jeffersontown
     1b.39                                        11301-11399 Decimal Drive                                      Jeffersontown
------------------------------------------------------------------------------------------------------------------------------------
     1b.40                                        1734 Centennial Drive                                          San Antonio
     1b.41                                        1734 Centennial Drive                                          San Antonio
     1b.42                                        1734 Centennial Drive                                          San Antonio
     1b.43                                        12401 Network Blvd.                                            San Antonio
       2       63.13%               51.92%        2001 Market Street                                             Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
       3       74.21%               63.54%        126 South 6th Street                                           Philadelphia
       4       74.42%               62.82%        NEC East Alameda Avenue & I-225                                Aurora
       5       56.61%               46.98%        4155 Route 31                                                  Clay
       6       67.93%               62.40%        111 and 115 Broadway                                           New York
       7       73.27%               61.96%        11602 Carmel Mountain Road                                     San Diego
------------------------------------------------------------------------------------------------------------------------------------
       8       71.11%               66.32%        10200 Pine Lakes Boulevard                                     North Fort Myers
       9       77.12%               65.72%        3000 Valley Forge Circle                                       King of Prussia
      10       55.32%               55.32%        Catawba Valley Boulevard and Robinson Road                     Hickory
      11       74.66%               63.86%        200 West Roosevelt Road                                        Villa Park
      12       55.00%               49.09%        16761-16787 Bernardo Center Drive                              San Diego
------------------------------------------------------------------------------------------------------------------------------------
      13       79.45%               67.33%        1950 Broadview Boulevard                                       Natrona Heights
      14       74.19%               62.72%        616, 702, 718, 730, 744 and 760 W. Hammer Lane                 Stockton
      15       79.69%               66.72%        201 North Squirrel Road                                        Auburn Hills
      16       64.44%               57.16%        4000 North MacArthur Boulevard                                 Irving
      17       75.11%               66.70%        1101 Ranch Road                                                Vero Beach
------------------------------------------------------------------------------------------------------------------------------------
      18       70.57%               61.25%        564 Crosstown Drive                                            Peachtree City
      19       77.34%               65.70%        7659-7667 Arundel Mills Blvd                                   Hanover
      20       78.71%               66.65%        5698 LaCentre Ave NE                                           Albertville
      21       74.69%               2.60%         170 Old Country Road                                           Mineola
      22       62.77%               42.07%        212 East Green Drive                                           High Point
------------------------------------------------------------------------------------------------------------------------------------
      23       80.00%               67.76%        Valley View Boulevard                                          Rensselaer
      24       48.67%               41.48%        80 West 40th Street                                            New York
      25       45.75%               34.57%        74-04 Grand Avenue                                             Maspeth
      26       54.35%               54.35%        1315 West Main Road                                            Middletown
      27       68.97%               57.85%        1200 Everton Place                                             Riverside
------------------------------------------------------------------------------------------------------------------------------------
      28       73.05%               62.10%        2101, 2109, 2215, 2301 and 2201 Fox Drive                      Champaign
      29       47.28%               0.95%         1777 Botelho Drive                                             Walnut Creek
      30       69.90%               59.22%        20-800 San Pablo Towne Center                                  San Pablo
      31       67.41%               52.18%        859 South Road                                                 Poughkeepsie
      32       74.59%               62.94%        1836-1865 Catasauqua Road                                      Allentown
------------------------------------------------------------------------------------------------------------------------------------
      33       64.99%               49.80%        N. Cherry Street and E. Prosperity Avenue                      Tulare
      34       54.81%               46.05%        3900 Pelandale Avenue                                          Modesto
      35       69.96%               43.87%        904 N. Austin Avenue                                           Georgetown
------------------------------------------------------------------------------------------------------------------------------------
      36       63.12%               39.54%        Various                                                        Various
     36.1                                         6220 South Orange Blossom Trail                                Orlando
     36.2                                         3740 St. John's Bluff Road                                     Jacksonville
     36.3                                         8101 Southside Boulevard                                       Jacksonville
      37       75.24%               63.50%        6601 Harbor Town Drive                                         Houston
------------------------------------------------------------------------------------------------------------------------------------
      38       74.34%               57.95%        NEC Iowa Street & 31st Street                                  Lawrence
      39       52.28%               44.11%        949 Beard's Hill Road                                          Aberdeen
      40       72.94%               61.96%        2915 Losee Road                                                North Las Vegas
      41       74.21%               34.11%        350 Route 22 West                                              Springfield
------------------------------------------------------------------------------------------------------------------------------------
      42       79.17%               73.23%        Various                                                        Philadelphia
     42.1                                         7400 Haverford Avenue                                          Philadelphia
     42.2                                         2021 Spruce Street                                             Philadelphia
      43       79.65%               74.28%        1111 North 2000 West                                           Farr West
      44       64.50%               49.38%        6995 South Union Park Boulevard                                Midvale
------------------------------------------------------------------------------------------------------------------------------------
      45       69.52%               61.38%        8155-8195 South Virginia Street                                Reno
      46       79.57%               68.63%        501 McCormick Drive & 2409 Peppermill Drive                    Glen Burnie
      47       79.21%               67.54%        200 Burnett Avenue                                             Morgan Hill
      48       61.76%               31.95%        2280 Northeast Drive                                           Waterloo
      49       41.28%               34.47%        8 Colonial Court                                               River Edge
------------------------------------------------------------------------------------------------------------------------------------
      50       72.58%               61.62%        3217 Clifton Avenue                                            Cincinnati
      51       58.87%               49.71%        425 N.W. 11th Avenue                                           Portland
      52       52.14%               52.14%        3483 Thomasville Road                                          Tallahassee
      53       75.28%               67.93%        1985 Portrero Grande Drive                                     Monterey Park
      54       55.77%               55.77%        2199 Southport Road                                            Spartanburg
------------------------------------------------------------------------------------------------------------------------------------
      55       73.35%               59.45%        5030 West Atlantic Avenue                                      Delray Beach
      56       72.87%               61.93%        515-531 86th Street                                            Brooklyn
      57       80.00%               71.04%        5901 Newbrook Drive                                            Riverbank
      58       70.40%               60.15%        702 - 780 Mangrove Avenue                                      Chico
      59       67.97%               52.18%        1951-2025 48th Street                                          Vernon
------------------------------------------------------------------------------------------------------------------------------------
      60       80.00%               70.11%        1475 Green Acres Road                                          Eugene
      61       53.39%               1.01%         70 West Campbell Road                                          Rotterdam
      62       39.31%               39.31%        401-415 Headquarters Drive                                     Millersville
      63       71.26%               60.85%        1535 East 14th Street                                          Brooklyn
      64       69.58%               58.82%        4646-4650 Forsyth Road                                         Macon
------------------------------------------------------------------------------------------------------------------------------------
      65       78.59%               73.50%        215 Mount Hope Place                                           Bronx
      66       78.50%               73.47%        40 Caryl Avenue                                                Yonkers
      67       70.72%               61.29%        1767 South 48th Street                                         Tacoma
      68       76.97%               71.99%        1270 Gerard Avenue                                             Bronx
      69       71.70%               64.12%        259 SE Port St. Lucie Boulevard                                Port St. Lucie
------------------------------------------------------------------------------------------------------------------------------------
      70       65.49%               55.60%        6315 E. Southern Avenue                                        Mesa
      71       44.48%               37.04%        813 Manor Drive                                                Dublin
      72       73.42%               63.91%        134 South 13th Street                                          Lincoln
      73       58.36%               49.77%        940 Lexington Springmill Road                                  Mansfield
      74       70.58%               58.45%        3701 & 3801 Olsen Blvd                                         Amarillo
------------------------------------------------------------------------------------------------------------------------------------
      75       51.95%               51.95%        2840 South Highland Avenue                                     Lombard
      76       57.97%               1.32%         1402 Harvey Road                                               Auburn
      77       53.47%               53.47%        2830 South Highland Avenue                                     Lombard
      78       69.72%               55.59%        16531-61 Bolsa Chica Street                                    Huntington Beach
      79       77.55%               72.53%        2585-2593 Grand Concourse                                      Bronx
------------------------------------------------------------------------------------------------------------------------------------
      80       64.27%               49.72%        2460 Nesconset Hwy                                             Stony Brook
      81       79.78%               68.37%        8800-8890 East Tanque Verde Road                               Tucson
      82       74.54%               66.96%        450 Boxington Way                                              Sparks
      83       74.16%               58.02%        24985 Haggerty Road                                            Novi
      84       59.06%               45.43%        222 Church Street                                              Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
      85       75.50%               69.22%        19602 North 32nd Street                                        Phoenix
      86       70.87%               60.60%        2298 Horizon Ridge Parkway                                     Henderson
      87       75.26%               67.60%        1020 No. McCarran Boulevard                                    Reno
      88       69.66%               59.53%        706 East Seltice Way                                           Post Falls
      89       71.24%               55.53%        3251 Stanford Ranch Road                                       Rocklin
------------------------------------------------------------------------------------------------------------------------------------
      90       75.61%               67.65%        16510 Centerfield Drive                                        Eagle River
      91       72.49%               65.12%        1220 Venture Drive                                             Gardnerville
      92       69.69%               59.93%        4333 Gannon Lane                                               Dallas
      93       57.82%               45.08%        333 Washington Avenue North                                    Minneapolis
      94       76.67%               71.76%        2305 University Avenue                                         Bronx
------------------------------------------------------------------------------------------------------------------------------------
      95       33.92%               25.75%        11600-11662 N. Kendall Drive                                   Kendall
      96       57.86%               49.56%        3635 Berryfields Road                                          Geneva
      97       53.89%               45.76%        3999 Foothills Boulevard                                       Roseville
      98       71.77%               64.46%        1295 Selmi Drive                                               Reno
      99       63.59%               51.54%        3501 Pine Island Road                                          Sunrise
------------------------------------------------------------------------------------------------------------------------------------
      100      71.29%               60.84%        205 Columbia Avenue                                            Lexington
      101      63.04%               53.91%        1527-1531 York Avenue                                          New York
      102      61.67%               45.57%        Various                                                        Various
     102.1                                        3701 Portland Road                                             Newberg
     102.2                                        3200 Southeast Mile Hill Road                                  Port Orchard
------------------------------------------------------------------------------------------------------------------------------------
      103      67.54%               57.56%        4160 Southwest 13th Street                                     Ocala
      104      57.54%               1.33%         2850 East McDowell Road                                        Phoenix
      105      67.69%               60.53%        1720-1788 SE Port Saint Lucie Boulevard                        Port St. Lucie
      106      77.01%               72.08%        1916 Grand Concourse                                           Bronx
      107      64.01%               54.41%        1995 North Lake Street                                         Madera
------------------------------------------------------------------------------------------------------------------------------------
      108      48.15%               48.15%        101-154 Gilbralter Street                                      Annapolis
      109      67.05%               2.84%         16110 North 75th Avenue                                        Peoria
      110      42.22%               42.22%        7464-7466 New Ridge Road                                       Hanover
      111      40.08%               33.38%        126 Middle Road                                                Dublin
      112      74.68%               58.02%        2205 Interstate Highway 20                                     Grand Prairie
------------------------------------------------------------------------------------------------------------------------------------
      113      48.83%               38.14%        10401 West Broadway (FM 518)                                   Pearland
      114      76.89%               71.97%        5 South 16th Avenue                                            Mount Vernon
      115      69.76%               57.07%        Rural Route 2, Box 1995                                        Winona

                                                                                            NET     UNITS          LOAN PER NET
                                              YEAR             YEAR                    RENTABLE       OF          RENTABLE AREA
      ID           STATE      ZIP CODE        BUILT         RENOVATED             AREA SF/UNITS    MEASURE             SF/UNITS
--------------------------------------------------------------------------------------------------------------------------------
       1          Various      Various       Various         Various                  5,361,160     Sq Ft                 17.31
      1a          Various      Various       Various         Various                  5,361,160     Sq Ft                 12.76
     1a.1           GA          30067         1981                                       63,214     Sq Ft
     1a.2           GA          30067         1981                                       76,380     Sq Ft
     1a.3           GA          30067         1981                                       91,663     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.4           GA          30067         1981                                        9,396     Sq Ft
     1a.5           GA          30092         1982                                       98,928     Sq Ft
     1a.6           MA          01432         2003                                       40,935     Sq Ft
     1a.7           MA          02333         1970                                      468,996     Sq Ft
     1a.8           MA          02333         1970                                       54,222     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.9           TX          75013         2001                                      217,900     Sq Ft
     1a.10          TX          75149         2001                                      396,750     Sq Ft
     1a.11          TX          75041         1985                                       69,650     Sq Ft
     1a.12          TX          76011         1975                                       80,199     Sq Ft
     1a.13          TX          75050         1982                                       91,854     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.14          TX          77029         1978                                      186,113     Sq Ft
     1a.15          TX          77040         2002                                      197,808     Sq Ft
     1a.16          TX          77029         1980                                      366,595     Sq Ft
     1a.17          TX          77063         1982                                      131,255     Sq Ft
     1a.18          TX          77063         1982                                       75,314     Sq Ft
     1a.19          KS          66214         2001                                      129,009     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.20          KS          66214         2002                                       96,448     Sq Ft
     1a.21          KS          66214         2002                                       49,527     Sq Ft
     1a.22          CA          91706         2001                                      324,520     Sq Ft
     1a.23          CA          91706         2001                                      155,960     Sq Ft
     1a.24          CA          91706         2001                                       41,430     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.25          CA          91706         2001                                      140,400     Sq Ft
     1a.26          CA          91706         2001                                       93,180     Sq Ft
     1a.27          CA          91706         2001                                      206,584     Sq Ft
     1a.28          CA          91706         2001                                       35,300     Sq Ft
     1a.29          CA          91706         2001                                       31,580     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.30          CA          90706         2003                                      127,440     Sq Ft
     1a.31          CA          90706         2003                                       86,650     Sq Ft
     1a.32          CA          90706         2003                                      147,583     Sq Ft
     1a.33          CA          90706         2003                                      300,000     Sq Ft
     1a.34          CA          90706         2003                                       59,890     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.35          CA          90706         2003                                       94,560     Sq Ft
     1a.36          KY          40299         1984                                       30,000     Sq Ft
     1a.37          KY          40214         1984                                       58,200     Sq Ft
     1a.38          KY          40299         1991                                       31,200     Sq Ft
     1a.39          KY          40299         1991                                       29,824     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.40          TX          78211         1964                                       81,009     Sq Ft
     1a.41          TX          78211         1964                                      110,839     Sq Ft
     1a.42          TX          78211         1964                                      149,000     Sq Ft
     1a.43          TX          78249         1997                                       33,855     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
      1b          Various      Various       Various         Various                  5,361,160     Sq Ft                  4.55
     1b.1           GA          30067         1981                                       63,214     Sq Ft
     1b.2           GA          30067         1981                                       76,380     Sq Ft
     1b.3           GA          30067         1981                                       91,663     Sq Ft
     1b.4           GA          30067         1981                                        9,396     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.5           GA          30092         1982                                       98,928     Sq Ft
     1b.6           MA          01432         2003                                       40,935     Sq Ft
     1b.7           MA          02333         1970                                      468,996     Sq Ft
     1b.8           MA          02333         1970                                       54,222     Sq Ft
     1b.9           TX          75013         2001                                      217,900     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.10          TX          75149         2001                                      396,750     Sq Ft
     1b.11          TX          75041         1985                                       69,650     Sq Ft
     1b.12          TX          76011         1975                                       80,199     Sq Ft
     1b.13          TX          75050         1982                                       91,854     Sq Ft
     1b.14          TX          77029         1978                                      186,113     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.15          TX          77040         2002                                      197,808     Sq Ft
     1b.16          TX          77029         1980                                      366,595     Sq Ft
     1b.17          TX          77063         1982                                      131,255     Sq Ft
     1b.18          TX          77063         1982                                       75,314     Sq Ft
     1b.19          KS          66214         2001                                      129,009     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.20          KS          66214         2002                                       96,448     Sq Ft
     1b.21          KS          66214         2002                                       49,527     Sq Ft
     1b.22          CA          91706         2001                                      324,520     Sq Ft
     1b.23          CA          91706         2001                                      155,960     Sq Ft
     1b.24          CA          91706         2001                                       41,430     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.25          CA          91706         2001                                      140,400     Sq Ft
     1b.26          CA          91706         2001                                       93,180     Sq Ft
     1b.27          CA          91706         2001                                      206,584     Sq Ft
     1b.28          CA          91706         2001                                       35,300     Sq Ft
     1b.29          CA          91706         2001                                       31,580     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.30          CA          90706         2003                                      127,440     Sq Ft
     1b.31          CA          90706         2003                                       86,650     Sq Ft
     1b.32          CA          90706         2003                                      147,583     Sq Ft
     1b.33          CA          90706         2003                                      300,000     Sq Ft
     1b.34          CA          90706         2003                                       59,890     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.35          CA          90706         2003                                       94,560     Sq Ft
     1b.36          KY          40299         1984                                       30,000     Sq Ft
     1b.37          KY          40214         1984                                       58,200     Sq Ft
     1b.38          KY          40299         1991                                       31,200     Sq Ft
     1b.39          KY          40299         1991                                       29,824     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.40          TX          78211         1964                                       81,009     Sq Ft
     1b.41          TX          78211         1964                                      110,839     Sq Ft
     1b.42          TX          78211         1964                                      149,000     Sq Ft
     1b.43          TX          78249         1997                                       33,855     Sq Ft
       2            PA          19103         1991                                      953,276     Sq Ft                135.77
--------------------------------------------------------------------------------------------------------------------------------
       3            PA          19106       1909-1921          1984                     838,168     Sq Ft                 74.82
       4            CO          80012         2002                                      331,657     Sq Ft                147.42
       5            NY          13401         1988             2003                     504,743     Sq Ft                 84.90
       6            NY          10006      1905 & 1907         2002                     845,765     Sq Ft                116.46
       7            CA          92128       1993-1995                                   440,228     Sq Ft                159.77
--------------------------------------------------------------------------------------------------------------------------------
       8            FL          33903         1987                                          584      Pads             53,701.16
       9            PA          19406         1980             1991                         242     Units            101,239.67
      10            NC          28602       1999-2000                                   310,360     Sq Ft                 76.20
      11            IL          60181         1973             2001                     289,860     Sq Ft                 65.42
      12            CA          92128         1982             1997                     160,516     Sq Ft                102.79
--------------------------------------------------------------------------------------------------------------------------------
      13            PA          15065      1955 / 1975         1989                     370,120     Sq Ft                 44.22
      14            CA          95210         2003                                      143,166     Sq Ft                111.42
      15            MI          48326         1989             2001                         236     Units             64,830.51
      16            TX          75038         1987             2003                     134,953     Sq Ft                110.78
      17            FL          32966         1976                                          436      Pads             31,009.17
--------------------------------------------------------------------------------------------------------------------------------
      18            GA          30269         1989                                      140,043     Sq Ft                 91.21
      19            MD          21076         2002                                      101,613     Sq Ft                121.78
      20            MN          55301      2002 / 2003                                  104,693     Sq Ft                114.28
      21            NY          11501         1966             2000                     114,613     Sq Ft                104.27
      22            NC          27260         2000                                      169,532     Sq Ft                 70.35
--------------------------------------------------------------------------------------------------------------------------------
      23            NY          12144         2003                                          140     Units             80,000.00
      24            NY          10018         1901             1979                      66,029     Sq Ft                166.59
      25            NY          11373         1952             1996                       1,942     Units              5,654.15
      26            RI          02842         2003                                       98,161     Sq Ft                101.87
      27            CA          92507         2001                                           92     Units            108,695.65
--------------------------------------------------------------------------------------------------------------------------------
      28            IL          61820      1996 - 2000                                  105,400     Sq Ft                 94.60
      29            CA          94596         1984                                       98,896     Sq Ft                100.39
      30            CA          94806         1991                                       89,211     Sq Ft                106.17
      31            NY          12601         1968             2003                      99,776     Sq Ft                 92.56
      32            PA          18109      1979 / 1987         2003                     148,276     Sq Ft                 61.37
--------------------------------------------------------------------------------------------------------------------------------
      33            CA          93274         1973             1998                     163,077     Sq Ft                 55.02
      34            CA          95356         1992                                      134,388     Sq Ft                 66.76
      35            TX          78626         1974             2001                     116,742     Sq Ft                 74.91
--------------------------------------------------------------------------------------------------------------------------------
      36          Various      Various       Various         Various                    169,512     Sq Ft                 48.78
     36.1           FL          32809         1974             2003                     112,027     Sq Ft
     36.2           FL          32216         1989             2003                      37,465     Sq Ft
     36.3           FL          32216         1990             2003                      20,020     Sq Ft
      37            TX          77036         1982             2003                         348     Units             23,728.51
--------------------------------------------------------------------------------------------------------------------------------
      38            KS          66046      2002 / 2003                                  135,649     Sq Ft                 59.46
      39            MD          21001         1985                                      150,862     Sq Ft                 51.98
      40            NV          89030         2001                                      130,100     Sq Ft                 59.99
      41            NJ          07081         1972             1995                      80,000     Sq Ft                 96.48
--------------------------------------------------------------------------------------------------------------------------------
      42            PA         Various       Various         Various                        166     Units             46,022.60
     42.1           PA          19151         1964             2002                         158      Units            43,091.67
     42.2           PA          19103      mid 1800's          2000                           8     Units            103,908.54
      43            UT          84404         1972                                          314      Pads             24,097.74
      44            UT          84047         1994                                       81,890     Sq Ft                 91.17
--------------------------------------------------------------------------------------------------------------------------------
      45            NV          89511         1986                                       76,637     Sq Ft                 95.25
      46            MD          21061      2000 - 2001                                  105,160     Sq Ft                 65.83
      47            CA          95037         1978                                          173      Pads             39,195.27
      48            IA          50703         1996                                      276,480     Sq Ft                 24.50
      49            NJ          07661         1948             2003                         236     Units             28,508.22
--------------------------------------------------------------------------------------------------------------------------------
      50            OH          45220         1992                                       59,944     Sq Ft                106.55
      51            OR          97209         2001                                       46,355     Sq Ft                129.28
      52            FL          32309         1980             2003                      95,229     Sq Ft                 62.69
      53            CA          91755         1985                                          768     Units              7,625.97
      54            SC          29306         2001                                       86,570     Sq Ft                 67.00
--------------------------------------------------------------------------------------------------------------------------------
      55            FL          33483         1981             2003                      68,348     Sq Ft                 83.71
      56            NY          11201         1926             1998                      29,158     Sq Ft                194.92
      57            CA          95367         1989                                          146      Pads             36,164.38
      58            CA          95926      1979 - 1980     2001 - 2002                   55,653     Sq Ft                 94.87
      59            CA          90058         1972                                      135,680     Sq Ft                 38.57
--------------------------------------------------------------------------------------------------------------------------------
      60            OR          97408         1970                                          183      Pads             28,415.30
      61            NY          12306         1996                                      115,660     Sq Ft                 44.55
      62            MD          21108         1987                                      183,020     Sq Ft                 28.14
      63            NY          11230         1965             2001                          71     Units             72,258.76
      64            GA          31210         1986                                       84,881     Sq Ft                 59.84
--------------------------------------------------------------------------------------------------------------------------------
      65            NY          10457         1937             2002                          72     Units             42,567.67
      66            NY          10705         1923         1999 & 2000                       38     Units             51,642.51
      67            WA          98408         1992             2003                      51,232     Sq Ft                 95.25
      68            NY          10452         1927         1999 & 2000                      108     Units             43,474.93
      69            FL          34984         1987             1997                      57,959     Sq Ft                 79.18
--------------------------------------------------------------------------------------------------------------------------------
      70            AZ          85206         1991                                       65,782     Sq Ft                 63.72
      71            PA          18917         1972                                          144     Units             28,723.52
      72            NE          68508         1926          2000-2001                    63,181     Sq Ft                 63.91
      73            OH          44906         1993                                      125,353     Sq Ft                 32.12
      74            TX          79109         1985                                       82,815     Sq Ft                 48.58
--------------------------------------------------------------------------------------------------------------------------------
      75            IL          60148       2001-2002                                    25,757     Sq Ft                155.30
      76            WA          98002         2003                                       14,560     Sq Ft                271.94
      77            IL          60148         2003                                       21,071     Sq Ft                182.72
      78            CA          92649         1981                                       48,130     Sq Ft                 79.38
      79            NY          10468         1917             2000                          75     Units             50,666.72
--------------------------------------------------------------------------------------------------------------------------------
      80            NY          11790         1977             1999                      34,250     Sq Ft                108.84
      81            AZ          85749         1988                                       40,728     Sq Ft                 88.15
      82            NV          89434      1993 - 1994                                      547     Units              6,405.10
      83            MI          48375         1987                                          541     Units              6,442.81
      84            PA          19106         1890             1984                          40     Units             87,107.33
--------------------------------------------------------------------------------------------------------------------------------
      85            AZ          85050         1985                                          128      Pads             26,543.07
      86            NV          89052         2001                                       30,150     Sq Ft                112.46
      87            NV          89512         1990                                          626     Units              5,349.99
      88            ID          83854         2003                                       14,414     Sq Ft                231.96
      89            CA          95765         2002                                       22,965     Sq Ft                143.95
--------------------------------------------------------------------------------------------------------------------------------
      90            AK          99577         1985                                           63     Units             52,204.71
      91            NV          89410      1993 / 1997                                      607     Units              5,254.72
      92            TX          75237         1986             2002                      39,003     Sq Ft                 80.40
      93            MN          55401         1896             1987                      68,505     Sq Ft                 44.73
      94            NY          10468         1924             2002                          53     Units             53,524.68
--------------------------------------------------------------------------------------------------------------------------------
      95            FL          33176         1984             2001                      36,382     Sq Ft                 75.52
      96            NY          14456         1995                                       68,160     Sq Ft                 39.90
      97            CA          95747         2000                                       15,120     Sq Ft                178.21
      98            NV          89512      1993 / 1994                                      492     Units              5,469.99
      99            FL          33351         1986             1996                      33,574     Sq Ft                 80.02
--------------------------------------------------------------------------------------------------------------------------------
      100           SC          29072         1989                                       30,764     Sq Ft                 81.10
      101           NY          10028         1896             2001                          14     Units            171,096.57
      102         Various      Various       Various         Various                        598     Units              3,831.18
     102.1          OR          97132         1999                                          304     Units
     102.2          WA          98366         1978             1984                         294     Units
--------------------------------------------------------------------------------------------------------------------------------
      103           FL          34474         2003                                       46,772     Sq Ft                 47.65
      104           AZ          85008         1977                                        1,170     Units              1,770.58
      105           FL          34952         1989             1999                      31,072     Sq Ft                 65.36
      106           NY          10457         1922             2000                          48     Units             41,711.68
      107           CA          93628         1995                                           76     Units             25,687.90
--------------------------------------------------------------------------------------------------------------------------------
      108           MD          21401         1985                                       64,050     Sq Ft                 30.44
      109           AZ          85382         1997                                          500     Units              3,888.66
      110           MD          21240         1987                                       84,935     Sq Ft                 22.37
      111           PA          18917         1974             2003                          72     Units             25,608.92
      112           TX          75052         2003                                       14,939     Sq Ft                122.97
--------------------------------------------------------------------------------------------------------------------------------
      113           TX          77581         2000                                          576     Units              3,136.80
      114           NY          10550         1926             2003                          42     Units             38,443.94
      115           MN          55987         2003                                       11,501     Sq Ft                106.15

                                                             PREPAYMENT
                                                             PROVISIONS
      ID                                                    (# OF PAYMENTS)
------------------------------------------------------------------------------------------------------------------------------------
       1        Various
      1a        Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(59)/OPEN(1)
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b        Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(83)/OPEN(1)
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2        LO(31)/Defeasance(83)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
       3        LO(29)/Grtr 1% Or YM(88)/Open (3)
       4        LO(16)/Grtr 1% Or YM(96)/Open(1)
       5        LO(28)/Defeasance(88)/Open(4)
       6        LO(28)/Defeasance(55)/Open(1)
       7        LO(47)/Defeasance(72)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
       8        LO(28)/Defeasance(28)/Open(4)
       9        LO(26)/Defeasance(90)/Open(4)
      10        LO(35)/Grtr 1% Or YM(23)/Open(2)
      11        LO(27)/Defeasance(89)/Open(4)
      12        LO(27)/Defeasance(89)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      13        LO(35)/Defeasance(83)/Open(2)
      14        LO(35)/Defeasance(81)/Open(4)
      15        LO(25)/Defeasance(91)/Open(4)
      16        LO(26)/Defeasance(92)/Open(2)
      17        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      18        LO(27)/Defeasance(77)/Open(4)
      19        LO(26)/Defeasance(92)/Open(2)
      20        LO(35)/Defeasance(81)/Open(4)
      21        LO(27)/Defeasance(209)/Open(4)
      22        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      23        LO(27)/Defeasance(89)/Open(4)
      24        LO(29)/Defeasance(86)/Open(5)
      25        LO(26)/Defeasance(90)/Open(4)
      26        LO(35)/Grtr 1% Or YM(23)/Open(2)
      27        LO(24)/Defeasance(95)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      28        LO(35)/Defeasance(81)/Open(4)
      29        LO(26)/Grtr 1% or YM(150)/Open(4)
      30        LO(47)/Grtr 1% or YM(69)/Open(4)
      31        LO(26)/Defeasance(90)/Open(4)
      32        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      33        LO(35)/Defeasance(81)/Open(4)
      34        LO(28)/Defeasance(88)/Open(4)
      35        LO(61)/Grtr 1% or YM(112)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      36        LO(28)/Defeasance(148)/Open(4)
     36.1
     36.2
     36.3
      37        LO(27)/Defeasance(89)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      38        LO(35)/Defeasance(81)/Open(4)
      39        LO(32)/Defeasance(84)/Open(4)
      40        LO(27)/Defeasance(89)/Open(4)
      41        LO(30)/Defeasance(134)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      42        LO(47)/Defeasance(12)/Open(1)
     42.1
     42.2
      43        LO(28)/Defeasance(28)/Open(4)
      44        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      45        LO(26)/Defeasance(90)/Open(4)
      46        LO(35)/Defeasance(81)/Open(4)
      47        LO(36)/Defeasance(80)/Open(4)
      48        LO(26)/Defeasance(78)/Open(4)
      49        LO(28)/Grtr 1% or YM(85)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      50        LO(27)/Defeasance(89)/Open(4)
      51        LO(26)/Defeasance(90)/Open(4)
      52        LO(35)/Grtr 1% Or YM(23)/Open(2)
      53        LO(35)/Defeasance(21)/Open(4)
      54        LO(35)/Grtr 1% Or YM(41)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
      55        LO(28)/Defeasance(91)/Open(1)
      56        LO(27)/Defeasance(92)/Open(1)
      57        LO(28)/Defeasance(88)/Open(4)
      58        LO(35)/Defeasance(81)/Open(4)
      59        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      60        LO(28)/Defeasance(112)/Open(4)
      61        LO(27)/Defeasance(119)/Open(4)
      62        LO(30)/Defeasance(86)/Open(4)
      63        LO(47)/Grtr 1% Or YM(72)/Open(1)
      64        LO(29)/Defeasance(87)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      65        LO(35)/Grtr 1% Or YM(24)/Open(1)
      66        LO(35)/Grtr 1% Or YM(24)/Open(1)
      67        LO(47)/Grtr 1% Or YM(72)/Open(1)
      68        LO(35)/Grtr 1% Or YM(24)/Open(1)
      69        LO(47)/Defeasance(34)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
      70        LO(35)/Defeasance(81)/Open(4)
      71        LO(28)/Grtr1% or YM(85)/Open(7)
      72        LO(47)/Grtr 1% Or YM(36)/Open(1)
      73        LO(47)/Defeasance(72)/Open(1)
      74        LO(31)/Defeasance(85)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      75        LO(35)/Grtr 1% Or YM(47)/Open(2)
      76        LO(28)/Defeasance(148)/Open(4)
      77        LO(35)/Grtr 1% Or YM(23)/Open(2)
      78        LO(47)/Defeasance(72)/Open(1)
      79        LO(35)/Grtr 1% Or YM(24)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      80        LO(47)/Grtr 1% Or YM(72)/Open(1)
      81        LO(47)/Grtr 1% or YM(69)/Open(4)
      82        LO(35)/Flex(21)/Open(4)
      83        LO(28)/Defeasance(88)/Open(4)
      84        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      85        LO(28)/Defeasance(52)/Open(4)
      86        LO(28)/Defeasance(88)/Open(4)
      87        LO(35)/Flex(21)/Open(4)
      88        LO(27)/Defeasance(89)/Open(4)
      89        LO(35)/Defeasance(78)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      90        LO(35)/Flex(21)/Open(4)
      91        LO(35)/Flex(21)/Open(4)
      92        LO(47)/Grtr 1% Or YM(72)/Open(1)
      93        LO(35)/Flex(81)/Open(4)
      94        LO(35)/Grtr 1% Or YM(24)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      95        LO(31)/Defeasance(85)/Open(4)
      96        LO(47)/Defeasance(72)/Open(1)
      97        LO(27)/Defeasance(89)/Open(4)
      98        LO(35)/Flex(21)/Open(4)
      99        LO(28)/Defeasance(91)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      100       LO(35)/Defeasance(78)/Open(7)
      101       LO(26)/Defeasance(93)/Open(1)
      102       LO(30)/Defeasance(86)/Open(4)
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103       LO(27)/Defeasance(92)/Open(1)
      104       LO(29)/Defeasance(147)/Open(4)
      105       LO(47)/Defeasance(34)/Open(3)
      106       LO(35)/Grtr 1% Or YM(24)/Open(1)
      107       LO(29)/Defeasance(87)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      108       LO(30)/Defeasance(86)/Open(4)
      109       LO(28)/Defeasance(208)/Open(4)
      110       LO(30)/Defeasance(86)/Open(4)
      111       LO(28)/Grtr 1% or YM(85)/Open(7)
      112       LO(35)/Flex(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      113       LO(32)/Defeasance(84)/Open(4)
      114       LO(35)/Grtr 1% Or YM(24)/Open(1)
      115       LO(27)/Defeasance(92)/Open(1)

                             THIRD            THIRD MOST           SECOND             SECOND MOST
                           MOST RECENT        RECENT NOI         MOST RECENT          RECENT NOI            MOST RECENT
      ID                       NOI                DATE               NOI                  DATE                  NOI
-------------------------------------------------------------------------------------------------------------------------
       1                                           NAP                                     NAP
      1a                                           NAP                                     NAP
     1a.1                                          NAP                                     NAP
     1a.2                                          NAP                                     NAP
     1a.3                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.4                                          NAP                                     NAP
     1a.5                                          NAP                                     NAP
     1a.6                                          NAP                                     NAP
     1a.7                                          NAP                                     NAP
     1a.8                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.9                                          NAP                                     NAP
     1a.10                                         NAP                                     NAP
     1a.11                                         NAP                                     NAP
     1a.12                                         NAP                                     NAP
     1a.13                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.14                                         NAP                                     NAP
     1a.15                                         NAP                                     NAP
     1a.16                                         NAP                                     NAP
     1a.17                                         NAP                                     NAP
     1a.18                                         NAP                                     NAP
     1a.19                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.20                                         NAP                                     NAP
     1a.21                                         NAP                                     NAP
     1a.22                                         NAP                                     NAP
     1a.23                                         NAP                                     NAP
     1a.24                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.25                                         NAP                                     NAP
     1a.26                                         NAP                                     NAP
     1a.27                                         NAP                                     NAP
     1a.28                                         NAP                                     NAP
     1a.29                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.30                                         NAP                                     NAP
     1a.31                                         NAP                                     NAP
     1a.32                                         NAP                                     NAP
     1a.33                                         NAP                                     NAP
     1a.34                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.35                                         NAP                                     NAP
     1a.36                                         NAP                                     NAP
     1a.37                                         NAP                                     NAP
     1a.38                                         NAP                                     NAP
     1a.39                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.40                                         NAP                                     NAP
     1a.41                                         NAP                                     NAP
     1a.42                                         NAP                                     NAP
     1a.43                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      1b                                           NAP                                     NAP
     1b.1                                          NAP                                     NAP
     1b.2                                          NAP                                     NAP
     1b.3                                          NAP                                     NAP
     1b.4                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.5                                          NAP                                     NAP
     1b.6                                          NAP                                     NAP
     1b.7                                          NAP                                     NAP
     1b.8                                          NAP                                     NAP
     1b.9                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.10                                         NAP                                     NAP
     1b.11                                         NAP                                     NAP
     1b.12                                         NAP                                     NAP
     1b.13                                         NAP                                     NAP
     1b.14                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.15                                         NAP                                     NAP
     1b.16                                         NAP                                     NAP
     1b.17                                         NAP                                     NAP
     1b.18                                         NAP                                     NAP
     1b.19                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.20                                         NAP                                     NAP
     1b.21                                         NAP                                     NAP
     1b.22                                         NAP                                     NAP
     1b.23                                         NAP                                     NAP
     1b.24                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.25                                         NAP                                     NAP
     1b.26                                         NAP                                     NAP
     1b.27                                         NAP                                     NAP
     1b.28                                         NAP                                     NAP
     1b.29                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.30                                         NAP                                     NAP
     1b.31                                         NAP                                     NAP
     1b.32                                         NAP                                     NAP
     1b.33                                         NAP                                     NAP
     1b.34                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.35                                         NAP                                     NAP
     1b.36                                         NAP                                     NAP
     1b.37                                         NAP                                     NAP
     1b.38                                         NAP                                     NAP
     1b.39                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.40                                         NAP                                     NAP
     1b.41                                         NAP                                     NAP
     1b.42                                         NAP                                     NAP
     1b.43                                         NAP                                     NAP
       2                                           NAP             25,403,827           12/31/02              27,850,955
-------------------------------------------------------------------------------------------------------------------------
       3                      6,732,474         12/31/01            7,232,879           12/31/02               7,564,891
       4                                           NAP                                     NAP                 2,998,409
       5                      6,818,039         12/31/01            7,069,808           12/31/02               7,275,113
       6                     12,486,233         12/31/01           12,327,526           12/31/02              12,826,189
       7                      6,428,827         12/31/00            6,357,709           12/31/01               6,429,378
-------------------------------------------------------------------------------------------------------------------------
       8                      2,611,285         12/31/01            2,706,026           12/31/02               2,910,899
       9                      2,502,777         12/31/01            2,353,116           12/31/02               2,392,118
      10                      2,568,435         12/31/01            3,059,038           12/31/02               3,569,343
      11                                           NAP              1,389,036           12/31/02               1,670,190
      12                      2,063,455         12/31/01            2,002,442           12/31/02               2,178,042
-------------------------------------------------------------------------------------------------------------------------
      13                      2,186,216         12/31/01            2,172,476           12/31/02               2,086,151
      14                                           NAP                                     NAP
      15                      1,631,138         12/31/01            1,325,274           12/31/02               1,496,853
      16                      1,778,226         12/31/01            1,666,652           12/31/02               1,565,095
      17                      1,296,642         12/31/01            1,330,282           12/31/02               1,373,294
-------------------------------------------------------------------------------------------------------------------------
      18                      1,763,779         12/31/01            1,778,435           12/31/02               1,811,573
      19                                           NAP                325,714           12/31/02               1,273,755
      20                                           NAP                                     NAP
      21                      1,444,122         12/31/01            1,710,120           12/31/02               1,680,999
      22                        944,916         12/31/01            1,762,065           12/31/02               1,737,205
-------------------------------------------------------------------------------------------------------------------------
      23                                           NAP                                     NAP                   339,635
      24                      1,325,749         12/31/01            1,284,886           12/31/02               1,388,407
      25                      1,972,888         12/31/01            2,337,871           12/31/02               2,212,442
      26                                           NAP                                     NAP
      27                                           NAP                757,026           12/31/02                 868,257
-------------------------------------------------------------------------------------------------------------------------
      28                      1,038,182         12/31/01            1,141,942           12/31/02               1,059,028
      29                       (760,671)        12/31/99             (846,234)          12/31/00                (903,134)
      30                        685,556         12/31/01              752,072           12/31/02                 924,718
      31                      1,206,813         12/31/01              905,739           12/31/02                 388,314
      32                                           NAP                                     NAP                   633,628
-------------------------------------------------------------------------------------------------------------------------
      33                      1,071,930         12/31/01            1,115,319           12/31/02               1,120,137
      34                      1,238,824         12/31/01            1,228,240           12/31/02               1,360,515
      35                        969,335         12/31/01              980,730           12/31/02               1,057,499
-------------------------------------------------------------------------------------------------------------------------
      36                      1,270,571         12/31/01            1,238,498           12/31/02               1,254,980
     36.1                                          NAP                                     NAP
     36.2                                          NAP                                     NAP
     36.3                                          NAP                                     NAP
      37                        940,308         12/31/01              946,061           12/31/02                 856,876
-------------------------------------------------------------------------------------------------------------------------
      38                                           NAP                                     NAP
      39                      1,629,504         12/31/01            1,571,138           12/31/02               1,501,287
      40                        (37,614)        12/31/01               (7,470)          12/31/02                 336,822
      41                        801,713         12/31/01              799,869           12/31/02                 800,768
-------------------------------------------------------------------------------------------------------------------------
      42                        877,369         12/31/01              874,238           12/31/02                 819,456
     42.1                       877,369         12/31/01              799,134           12/31/02                 744,352
     42.2                                          NAP                                     NAP                    75,104
      43                        561,527         12/31/01              625,745           12/31/02                 689,008
      44                      1,109,075         12/31/00            1,119,104           12/31/01               1,099,914
-------------------------------------------------------------------------------------------------------------------------
      45                        736,398         12/31/01              757,730           12/31/02                 806,783
      46                        378,493         12/31/01              610,057           12/31/02                 754,154
      47                        847,173         12/31/01              803,241           12/31/02                 765,220
      48                                           NAP                                     NAP
      49                      1,417,871         12/31/01            1,552,420           12/31/02               1,594,525
-------------------------------------------------------------------------------------------------------------------------
      50                        873,805         12/31/01              832,618           12/31/02                 869,070
      51                         80,853         12/31/01              323,702           12/31/02                 489,315
      52                        712,396         12/31/00              854,505           12/31/01                 813,351
      53                        580,971         12/31/01              637,134           12/31/02                 701,200
      54                                           NAP                                     NAP                   930,014
-------------------------------------------------------------------------------------------------------------------------
      55                        720,256         12/31/00              726,912           12/31/01                 736,450
      56                        686,366         12/31/00              616,549           12/31/01                 670,562
      57                        447,413         12/31/01              488,644           12/31/02                 519,129
      58                                           NAP                                     NAP
      59                                           NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      60                        480,749         12/31/01              504,420           12/31/02                 454,343
      61                                           NAP                817,058           12/31/01                 797,604
      62                      1,200,689         12/31/01            1,169,864           12/31/02               1,228,343
      63                        475,308         12/31/00              499,928           12/31/01                 570,914
      64                        556,183         05/31/01              651,781            5/31/02                 708,694
-------------------------------------------------------------------------------------------------------------------------
      65                        259,953         12/31/00              330,743           12/31/01                 306,947
      66                                           NAP                227,508           12/31/01                 245,736
      67                                           NAP                                     NAP
      68                        349,488         12/31/00              377,305           12/31/01                 473,432
      69                        563,913         12/31/00              512,060           12/31/01                 538,961
-------------------------------------------------------------------------------------------------------------------------
      70                        537,154         12/31/01              498,259           12/31/02                 517,166
      71                        814,047         12/31/01              799,552           12/31/02                 743,327
      72                                           NAP                                     NAP                   240,426
      73                                           NAP                                     NAP
      74                        552,808         12/31/01              491,924           12/31/02                 498,905
-------------------------------------------------------------------------------------------------------------------------
      75                                           NAP                                     NAP                   641,989
      76                                           NAP                                     NAP
      77                                           NAP                                     NAP
      78                                           NAP                                     NAP                   262,578
      79                        317,814         12/31/00              292,718           12/31/01                 318,325
-------------------------------------------------------------------------------------------------------------------------
      80                        496,009         12/31/00              498,209           12/31/01                 527,974
      81                        358,587         12/31/01              401,656           12/31/02                 267,095
      82                        407,518         12/31/01              406,378           12/31/02                 420,923
      83                        459,272         12/31/01              450,742           12/31/02                 431,314
      84                        450,711         12/31/01              471,806           12/31/02                 441,383
-------------------------------------------------------------------------------------------------------------------------
      85                        381,444         12/31/01              377,279           12/31/02                 352,160
      86                         70,232         12/31/01              190,597           12/31/02                 290,995
      87                        398,252         12/31/01              376,741           12/31/02                 414,690
      88                                           NAP                                     NAP
      89                                           NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      90                        137,321         12/31/01              417,600           12/31/02                 435,965
      91                        337,050         12/31/01              349,802           12/31/02                 376,421
      92                        422,192         12/31/01              384,179           12/31/02                 328,693
      93                        496,549         12/31/01              346,273           12/31/02                 383,761
      94                        279,774         12/31/00              264,620           12/31/01                 309,316
-------------------------------------------------------------------------------------------------------------------------
      95                        735,483         12/31/01              732,975           12/31/02                 739,306
      96                                           NAP                                     NAP
      97                                           NAP                357,489           12/31/01                 350,243
      98                        298,934         12/31/01              291,772           12/31/02                 304,122
      99                        383,251         12/31/00              399,988           12/31/01                 414,510
-------------------------------------------------------------------------------------------------------------------------
      100                       255,148         12/31/01              254,574           12/31/02                 321,484
      101                       158,128         12/31/01              267,156           12/31/02                 284,764
      102                       199,650         12/31/01              302,097           12/31/02                 290,892
     102.1                       53,141         12/31/01              149,030           12/31/02                 146,514
     102.2                      146,509         12/31/01              153,067           12/31/02                 144,377
-------------------------------------------------------------------------------------------------------------------------
      103                                          NAP                                     NAP
      104                       377,604         12/31/01              356,582           12/31/02                 338,462
      105                                          NAP                261,820           12/31/01                 280,841
      106                                          NAP                183,244           12/31/01                 219,430
      107                       236,685         12/31/01              258,786           12/31/02                 253,048
-------------------------------------------------------------------------------------------------------------------------
      108                       375,186         12/31/01              394,085           12/31/02                 408,080
      109                       226,065         12/31/01              237,745           12/31/02                 255,126
      110                       452,738         12/31/01              465,449           12/31/02                 453,429
      111                       348,060         12/31/01              393,409           12/31/02                 389,586
      112                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      113                        95,220         12/31/01              195,434           12/31/02                 204,677
      114                       136,761         12/31/00              148,448           12/31/01                 169,653
      115                                          NAP                                     NAP

              MOST RECENT
                  NOI              UNDERWRITTEN      UNDERWRITTEN       UNDERWRITTEN        UNDERWRITTEN        UNDERWRITTEN
      ID          DATE                 NOI               EGI              EXPENSES         NET CASH FLOW          RESERVES
-------------------------------------------------------------------------------------------------------------------------------
       1          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
      1a          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
     1a.1         NAP                      83,778            137,528             53,750               67,001             6,321
     1a.2         NAP                     297,973            396,992             99,019              262,732             7,638
     1a.3         NAP                     321,805            429,025            107,221              284,201             9,166
-------------------------------------------------------------------------------------------------------------------------------
     1a.4         NAP                      34,559             59,769             25,210               31,114               940
     1a.5         NAP                     636,490            758,620            122,130              574,179             9,893
     1a.6         NAP                     422,859            435,937             13,078              411,089             4,094
     1a.7         NAP                   1,377,482          2,182,642            805,160            1,140,060            70,349
     1a.8         NAP                     249,699            464,934            215,235              208,738             8,133
-------------------------------------------------------------------------------------------------------------------------------
     1a.9         NAP                     205,574            514,108            308,533              114,269            32,685
     1a.10        NAP                     982,362          1,475,614            493,251              784,037            59,513
     1a.11        NAP                      81,692            187,586            105,894               51,153            10,448
     1a.12        NAP                     299,786            412,742            112,956              270,308             8,031
     1a.13        NAP                     311,000            461,687            150,687              270,635             9,185
-------------------------------------------------------------------------------------------------------------------------------
     1a.14        NAP                     409,481            629,509            220,028              362,232            18,611
     1a.15        NAP                     626,292            862,381            236,089              521,664            29,670
     1a.16        NAP                     765,184          1,153,269            388,085              650,892            36,660
     1a.17        NAP                     303,827            482,653            178,826              254,483            13,126
     1a.18        NAP                     323,952            477,263            153,311              286,821             7,531
     1a.19        NAP                     554,678            688,253            133,575              478,606            19,317
-------------------------------------------------------------------------------------------------------------------------------
     1a.20        NAP                   1,587,395          2,331,292            743,897            1,446,507            14,467
     1a.21        NAP                     398,786            509,679            110,892              351,880             7,416
     1a.22        NAP                   1,460,340          1,762,932            302,592            1,391,075            32,452
     1a.23        NAP                     731,328            897,577            166,249              679,599            15,596
     1a.24        NAP                     263,909            309,778             45,869              248,398             4,143
-------------------------------------------------------------------------------------------------------------------------------
     1a.25        NAP                     744,120            885,767            141,647              695,372            14,040
     1a.26        NAP                     649,109            759,188            110,079              609,049             9,296
     1a.27        NAP                     886,759          1,090,241            203,482              823,796            20,651
     1a.28        NAP                     275,696            344,452             68,757              255,675             3,530
     1a.29        NAP                     286,831            338,558             51,727              267,056             3,158
-------------------------------------------------------------------------------------------------------------------------------
     1a.30        NAP                     533,899            702,814            168,914              458,175            19,116
     1a.31        NAP                     452,313            564,566            112,253              433,026             8,665
     1a.32        NAP                     661,199            851,979            190,779              570,613            22,388
     1a.33        NAP                   1,332,000          1,721,691            389,691            1,234,395            30,000
     1a.34        NAP                     257,903            334,338             76,435              221,963             8,984
-------------------------------------------------------------------------------------------------------------------------------
     1a.35        NAP                     396,982            517,701            120,719              340,795            14,184
     1a.36        NAP                     210,543            251,944             41,401              191,400             3,000
     1a.37        NAP                     103,039            161,228             58,189               84,921             5,819
     1a.38        NAP                     242,025            332,324             90,300              227,317             3,120
     1a.39        NAP                     187,815            238,824             51,009              172,027             2,982
-------------------------------------------------------------------------------------------------------------------------------
     1a.40        NAP                     233,905            284,174             50,269              203,147             8,101
     1a.41        NAP                     330,011            399,101             69,090              287,546            11,084
     1a.42        NAP                     592,631            690,116             97,485              529,865            14,900
     1a.43        NAP                     261,799            386,643            124,844              244,091             3,384
-------------------------------------------------------------------------------------------------------------------------------
      1b          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
     1b.1         NAP                      83,778            137,528             53,750               67,001             6,321
     1b.2         NAP                     297,973            396,992             99,019              262,732             7,638
     1b.3         NAP                     321,805            429,025            107,221              284,201             9,166
     1b.4         NAP                      34,559             59,769             25,210               31,114               940
-------------------------------------------------------------------------------------------------------------------------------
     1b.5         NAP                     636,490            758,620            122,130              574,179             9,893
     1b.6         NAP                     422,859            435,937             13,078              411,089             4,094
     1b.7         NAP                   1,377,482          2,182,642            805,160            1,140,060            70,349
     1b.8         NAP                     249,699            464,934            215,235              208,738             8,133
     1b.9         NAP                     205,574            514,108            308,533              114,269            32,685
-------------------------------------------------------------------------------------------------------------------------------
     1b.10        NAP                     982,362          1,475,614            493,251              784,037            59,513
     1b.11        NAP                      81,692            187,586            105,894               51,153            10,448
     1b.12        NAP                     299,786            412,742            112,956              270,308             8,031
     1b.13        NAP                     311,000            461,687            150,687              270,635             9,185
     1b.14        NAP                     409,481            629,509            220,028              362,232            18,611
-------------------------------------------------------------------------------------------------------------------------------
     1b.15        NAP                     626,292            862,381            236,089              521,664            29,670
     1b.16        NAP                     765,184          1,153,269            388,085              650,892            36,660
     1b.17        NAP                     303,827            482,653            178,826              254,483            13,126
     1b.18        NAP                     323,952            477,263            153,311              286,821             7,531
     1b.19        NAP                     554,678            688,253            133,575              478,606            19,317
-------------------------------------------------------------------------------------------------------------------------------
     1b.20        NAP                   1,587,395          2,331,292            743,897            1,446,507            14,467
     1b.21        NAP                     398,786            509,679            110,892              351,880             7,416
     1b.22        NAP                   1,460,340          1,762,932            302,592            1,391,075            32,452
     1b.23        NAP                     731,328            897,577            166,249              679,599            15,596
     1b.24        NAP                     263,909            309,778             45,869              248,398             4,143
-------------------------------------------------------------------------------------------------------------------------------
     1b.25        NAP                     744,120            885,767            141,647              695,372            14,040
     1b.26        NAP                     649,109            759,188            110,079              609,049             9,296
     1b.27        NAP                     886,759          1,090,241            203,482              823,796            20,651
     1b.28        NAP                     275,696            344,452             68,757              255,675             3,530
     1b.29        NAP                     286,831            338,558             51,727              267,056             3,158
-------------------------------------------------------------------------------------------------------------------------------
     1b.30        NAP                     533,899            702,814            168,914              458,175            19,116
     1b.31        NAP                     452,313            564,566            112,253              433,026             8,665
     1b.32        NAP                     661,199            851,979            190,779              570,613            22,388
     1b.33        NAP                   1,332,000          1,721,691            389,691            1,234,395            30,000
     1b.34        NAP                     257,903            334,338             76,435              221,963             8,984
-------------------------------------------------------------------------------------------------------------------------------
     1b.35        NAP                     396,982            517,701            120,719              340,795            14,184
     1b.36        NAP                     210,543            251,944             41,401              191,400             3,000
     1b.37        NAP                     103,039            161,228             58,189               84,921             5,819
     1b.38        NAP                     242,025            332,324             90,300              227,317             3,120
     1b.39        NAP                     187,815            238,824             51,009              172,027             2,982
-------------------------------------------------------------------------------------------------------------------------------
     1b.40        NAP                     233,905            284,174             50,269              203,147             8,101
     1b.41        NAP                     330,011            399,101             69,090              287,546            11,084
     1b.42        NAP                     592,631            690,116             97,485              529,865            14,900
     1b.43        NAP                     261,799            386,643            124,844              244,091             3,384
       2        10/31/03               24,302,876         35,807,781         11,504,905           22,949,980           238,319
-------------------------------------------------------------------------------------------------------------------------------
       3        10/31/03                7,205,431         16,349,254          9,143,823            6,261,277           125,725
       4        10/31/03                5,282,444          6,952,653          1,670,209            5,146,933            49,749
       5        9/30/03                 6,668,848         12,251,795          5,582,947            6,147,922           126,186
       6        5/31/03                12,788,323         23,944,507         11,156,184           11,481,126           169,153
       7        12/31/02                7,092,644          9,509,002          2,416,358            6,852,972            46,967
-------------------------------------------------------------------------------------------------------------------------------
       8        11/30/03                2,669,283          4,130,792          1,461,509            2,640,083            29,200
       9        9/30/03                 2,355,393          4,100,691          1,745,298            2,291,989            63,404
      10        11/30/03                3,118,688          3,943,610            824,922            2,969,587            46,554
      11        10/31/03                2,246,009          3,161,326            915,317            2,001,225            57,972
      12        10/31/03                2,165,028          3,133,008            967,980            1,951,509            48,155
-------------------------------------------------------------------------------------------------------------------------------
      13        9/30/03                 2,101,500          2,945,370            843,870            1,869,582            55,518
      14          NAP                   1,600,597          2,137,886            537,290            1,551,612             6,684
      15        12/31/03                1,567,470          2,895,044          1,327,574            1,496,670            70,800
      16        9/30/03                 1,770,991          2,760,758            989,766            1,675,027            26,991
      17        11/30/03                1,331,978          1,940,632            608,654            1,310,178            21,800
-------------------------------------------------------------------------------------------------------------------------------
      18        8/31/03                 1,425,219          1,917,267            492,048            1,317,602            36,411
      19        9/30/03                 1,320,063          1,662,621            342,558            1,228,521            15,242
      20          NAP                   1,219,853          1,821,462            601,608            1,172,249            15,704
      21        7/31/03                 1,515,038          3,427,962          1,912,924            1,300,403            39,986
      22        7/31/03                 1,766,427          2,283,690            517,263            1,683,121            33,906
-------------------------------------------------------------------------------------------------------------------------------
      23        10/20/03                1,110,864          1,741,225            630,361            1,082,864            28,000
      24        5/31/03                 1,676,380          3,064,083          1,387,703            1,519,229            21,129
      25        4/30/03                 1,977,204          3,044,477          1,067,273            1,946,337            30,867
      26          NAP                   1,308,483          1,680,805            372,322            1,257,039            14,056
      27        12/31/03                1,101,118          1,715,975            614,857            1,073,419            27,700
-------------------------------------------------------------------------------------------------------------------------------
      28        7/30/03                 1,042,816          1,476,338            433,522              948,736            21,080
      29        12/31/01                1,424,851          2,592,162          1,167,311            1,246,748            29,784
      30        9/30/03                 1,021,589          1,990,166            968,577              930,154            24,979
      31        8/31/03                 1,046,057          1,626,279            580,222              966,044            24,944
      32        12/31/02                1,107,241          1,479,421            372,180            1,008,634            25,207
-------------------------------------------------------------------------------------------------------------------------------
      33        11/30/03                1,002,299          1,497,949            495,651              890,787            26,012
      34        9/30/03                 1,198,340          1,619,942            421,602            1,107,056            33,597
      35        6/30/03                 1,073,210          1,541,098            467,888              969,999            25,348
-------------------------------------------------------------------------------------------------------------------------------
      36        12/31/03                1,171,091          1,805,098            634,006              886,155            56,450
     36.1         NAP
     36.2         NAP
     36.3         NAP
      37        9/25/03                   882,760          1,970,282          1,087,522              778,360           104,400
-------------------------------------------------------------------------------------------------------------------------------
      38          NAP                     902,604          1,030,777            128,173              898,028             4,576
      39        4/30/03                 1,352,591          1,842,976            490,385            1,239,105            37,716
      40        9/30/03                   837,829          1,110,894            273,065              765,664            19,515
      41        5/31/03                   921,906          1,263,781            341,875              883,418            16,000
-------------------------------------------------------------------------------------------------------------------------------
      42        Various                   824,512          1,566,019            741,507              781,524            42,988
     42.1       10/31/03                  759,692          1,470,400            710,708              718,928            40,764
     42.2       12/31/02                   64,820             95,619             30,799               62,596             2,224
      43        11/30/03                  686,144          1,018,180            332,036              670,444            15,700
      44        12/31/02                1,046,641          1,562,229            515,588              901,421            20,473
-------------------------------------------------------------------------------------------------------------------------------
      45        8/31/03                   784,941          1,041,192            256,251              726,339            19,159
      46        6/30/03                   830,067          1,024,273            194,206              777,093            15,774
      47        10/31/03                  640,539          1,261,725            621,186              631,024             9,515
      48          NAP                     893,961          1,431,072            537,111              829,428            41,472
      49        9/30/03                 1,533,855          2,749,646          1,215,791            1,463,055            70,800
-------------------------------------------------------------------------------------------------------------------------------
      50        6/30/03                   785,313          1,285,735            500,422              696,378            11,989
      51        6/27/03                   697,621            994,411            296,790              623,784             8,452
      52        11/30/02                  850,660          1,213,091            362,431              806,374            14,284
      53        9/30/03                   696,309          1,002,166            305,857              677,411            18,898
      54        12/31/03                  842,010          1,229,169            387,159              783,554            58,456
-------------------------------------------------------------------------------------------------------------------------------
      55        12/31/02                  712,327            957,477            245,150              663,459            12,986
      56        12/31/02                  638,708            889,992            251,284              620,408             5,832
      57        11/30/03                  474,924            748,165            273,241              467,624             7,300
      58          NAP                     534,379            740,256            205,877              496,431             8,348
      59          NAP                     567,534            780,356            212,821              514,682            20,352
-------------------------------------------------------------------------------------------------------------------------------
      60        11/30/03                  469,411            817,698            348,287              460,261             9,150
      61        12/31/02                  764,949            887,744            122,795              747,600            17,349
      62        6/30/03                 1,117,909          1,618,706            500,797              881,918            71,378
      63        12/31/02                  513,918            811,521            297,603              496,168            17,750
      64        5/31/03                   626,756            790,371            163,615              565,121            16,976
-------------------------------------------------------------------------------------------------------------------------------
      65        12/31/02                  305,360            635,463            330,104              287,360            18,000
      66        12/31/02                  221,661            376,440            154,779              212,161             9,500
      67          NAP                     606,893            625,663             18,770              599,208             7,685
      68        12/31/02                  479,802            924,901            445,099              449,729            30,073
      69        12/31/02                  639,255            887,526            248,271              600,580             8,694
-------------------------------------------------------------------------------------------------------------------------------
      70        9/30/03                   517,697            709,196            191,499              469,629             9,867
      71        9/30/03                   703,677          1,256,432            552,755              660,477            43,200
      72        12/31/02                  505,796            772,351            266,555              453,250             9,477
      73          NAP                     589,115            607,335             18,220              520,983            25,071
      74        5/31/03                   529,784            738,317            208,533              446,914            29,033
-------------------------------------------------------------------------------------------------------------------------------
      75        9/30/03                   599,249            774,449            175,200              584,514             3,864
      76          NAP                     483,140            493,000              9,860              480,956             2,184
      77          NAP                     537,142            644,135            106,993              526,797             3,161
      78        2/28/03                   530,128            792,414            262,287              481,108             9,178
      79        12/31/02                  383,517            717,810            334,293              364,767            18,750
-------------------------------------------------------------------------------------------------------------------------------
      80        12/31/02                  556,109            723,266            167,157              514,550             8,563
      81        6/30/03                   405,999            644,435            238,435              366,592             8,146
      82        9/30/03                   420,962            580,015            159,053              408,137            12,825
      83        7/31/03                   408,853            647,154            238,301              395,188            13,665
      84        6/30/03                   441,646            657,251            215,605              414,006            21,640
-------------------------------------------------------------------------------------------------------------------------------
      85        11/30/03                  290,482            487,729            197,247              284,082             6,400
      86        8/31/03                   412,338            532,060            119,722              358,736             6,030
      87        9/30/03                   403,854            563,071            159,216              392,593            11,261
      88          NAP                     347,900            355,000              7,100              345,738             2,162
      89          NAP                     352,982            448,503             95,521              340,811             3,445
-------------------------------------------------------------------------------------------------------------------------------
      90        12/31/03                  400,919            636,397            235,478              375,109            25,810
      91        9/30/03                   378,270            547,461            169,191              364,463            13,808
      92        12/31/03                  311,366            549,973            238,607              278,804             7,801
      93        9/30/03                   480,873          1,138,746            657,873              367,047            17,126
      94        12/31/02                  288,831            540,745            251,914              275,581            13,250
-------------------------------------------------------------------------------------------------------------------------------
      95        5/31/03                   677,119            931,582            254,463              628,452             7,276
      96          NAP                     396,830            409,103             12,273              364,656             7,498
      97        12/31/02                  360,464            374,220             13,756              358,196             2,268
      98        9/30/03                   304,898            454,177            149,280              293,475            11,423
      99        12/31/02                  341,325            545,177            203,852              307,948             6,379
-------------------------------------------------------------------------------------------------------------------------------
      100       9/30/03                   292,551            386,652             94,101              253,937             4,615
      101       7/31/03                   256,351            414,367            158,016              246,756             9,595
      102       5/31/03                   281,941            479,346            197,405              270,798            11,144
     102.1      5/31/03                   141,207            257,152            115,945              135,794             5,414
     102.2      5/31/03                   140,734            222,194             81,460              135,004             5,730
-------------------------------------------------------------------------------------------------------------------------------
      103         NAP                     238,809            319,481             80,672              228,122             4,677
      104       8/31/03                   283,942            573,257            289,315              262,642            21,300
      105       12/31/02                  290,926            444,235            153,308              256,904             4,661
      106       12/31/02                  200,929            413,153            212,224              188,929            12,000
      107       9/25/03                   233,091            462,360            229,269              214,243            18,848
-------------------------------------------------------------------------------------------------------------------------------
      108       6/30/03                   410,161            564,976            154,815              334,202            18,575
      109       6/30/03                   224,493            395,677            171,184              215,750             8,743
      110       6/30/03                   450,299            624,579            174,280              352,398            26,330
      111       9/30/03                   332,428            623,880            291,452              310,828            21,600
      112         NAP                     219,576            309,996             90,420              203,235             2,241
-------------------------------------------------------------------------------------------------------------------------------
      113       5/31/03                   214,672            468,509            253,837              204,777             9,895
      114       12/31/02                  168,789            358,578            189,789              155,701            13,088
      115         NAP                     136,048            187,891             51,842              132,218             1,150

                                                                                                                LEASE
      ID        LARGEST TENANT                                                             SF                 EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
       1        Various                                                                    Various             Various
      1a        Various                                                                    Various             Various
     1a.1       Creative Colors                                                             30,376             5/31/08
     1a.2       Tile Contractors                                                            15,300             2/28/05
     1a.3       Sedgefield Interiors                                                        20,323             8/31/15
------------------------------------------------------------------------------------------------------------------------------------
     1a.4       Vertisys Corp.                                                               3,890             8/31/06
     1a.5       Endress & Hauser                                                            49,464             10/31/04
     1a.6       Recall Total Info                                                           40,935             6/30/15
     1a.7       Verizon Services                                                           297,982             7/31/07
     1a.8       Shaw's Supermarket                                                           7,000              7/2/04
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10      Gulf Medical Supply Inc.                                                   113,215             6/30/11
     1a.11
     1a.12      Tripmaster Corpor                                                           16,808             12/31/06
     1a.13      Luverne Truck Equ                                                           12,070             9/30/08
------------------------------------------------------------------------------------------------------------------------------------
     1a.14      Aluma-Craft Corpo                                                           46,400             10/31/08
     1a.15      Omnigroup, Inc.                                                             75,744             2/28/10
     1a.16      Kroger Texas, L.P.                                                          71,135             3/31/04
     1a.17      Dollar House                                                                29,399             12/31/06
     1a.18      Liberty Data Prod                                                            9,940             8/31/05
     1a.19      Bushnell Corporat                                                           37,205               MTM
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21      Champion Window                                                             17,222             9/30/09
     1a.22      California Commun                                                          324,520             10/31/11
     1a.23      Turbo Wholesale                                                            107,960             10/31/07
     1a.24      Gibson Enterprise                                                           41,430             7/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1a.25      Superior Communic                                                          140,400             9/30/06
     1a.26      Q & B Foods, Inc.                                                           26,263             8/31/05
     1a.27      Brand Emporium                                                              97,544             9/30/09
     1a.28      Superior Communic                                                           11,545             9/30/06
     1a.29      Pinkerton's, Inc.                                                            4,497             10/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31      California Custom                                                           86,650             10/31/13
     1a.32      Scholastic Inc.                                                             84,543             8/31/10
     1a.33      Mountain Gear Cor                                                          300,000             9/30/08
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36      Impressions, Inco                                                           10,738             4/30/09
     1a.37      Southeast Christi                                                           15,686             6/30/08
     1a.38      CSX Transportatio                                                           14,972             5/31/07
     1a.39      Inter-Tel Technol                                                            6,227             7/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1a.40      Miller Curtain                                                              81,009             3/30/04
     1a.41      Miller Curtain                                                             110,839             3/30/04
     1a.42      Miller Curtain                                                             149,000             11/30/04
     1a.43      Twigland Fashions                                                           21,875             9/22/07
------------------------------------------------------------------------------------------------------------------------------------
      1b        Various                                                                    Various             Various
     1b.1       Creative Colors                                                             30,376             5/31/08
     1b.2       Tile Contractors                                                            15,300             2/28/05
     1b.3       Sedgefield Interiors                                                        20,323             8/31/15
     1b.4       Vertisys Corp.                                                               3,890             8/31/06
------------------------------------------------------------------------------------------------------------------------------------
     1b.5       Endress & Hauser                                                            49,464             10/31/04
     1b.6       Recall Total Info                                                           40,935             6/30/15
     1b.7       Verizon Services                                                           297,982             7/31/07
     1b.8       Shaw's Supermarket                                                           7,000              7/2/04
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10      Gulf Medical Supply Inc.                                                   113,215             6/30/11
     1b.11
     1b.12      Tripmaster Corpor                                                           16,808             12/31/06
     1b.13      Luverne Truck Equ                                                           12,070             9/30/08
     1b.14      Aluma-Craft Corpo                                                           46,400             10/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1b.15      Omnigroup, Inc.                                                             75,744             2/28/10
     1b.16      Kroger Texas, L.P.                                                          71,135             3/31/04
     1b.17      Dollar House                                                                29,399             12/31/06
     1b.18      Liberty Data Prod                                                            9,940             8/31/05
     1b.19      Bushnell Corporat                                                           37,205               MTM
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21      Champion Window                                                             17,222             9/30/09
     1b.22      California Commun                                                          324,520             10/31/11
     1b.23      Turbo Wholesale                                                            107,960             10/31/07
     1b.24      Gibson Enterprise                                                           41,430             7/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1b.25      Superior Communic                                                          140,400             9/30/06
     1b.26      Q & B Foods, Inc.                                                           26,263             8/31/05
     1b.27      Brand Emporium                                                              97,544             9/30/09
     1b.28      Superior Communic                                                           11,545             9/30/06
     1b.29      Pinkerton's, Inc.                                                            4,497             10/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31      California Custom                                                           86,650             10/31/13
     1b.32      Scholastic Inc.                                                             84,543             8/31/10
     1b.33      Mountain Gear Cor                                                          300,000             9/30/08
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36      Impressions, Inco                                                           10,738             4/30/09
     1b.37      Southeast Christi                                                           15,686             6/30/08
     1b.38      CSX Transportatio                                                           14,972             5/31/07
     1b.39      Inter-Tel Technol                                                            6,227             7/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1b.40      Miller Curtain                                                              81,009             3/30/04
     1b.41      Miller Curtain                                                             110,839             3/30/04
     1b.42      Miller Curtain                                                             149,000             11/30/04
     1b.43      Twigland Fashions                                                           21,875             9/22/07
       2        New York Central Lines                                                     384,906             6/23/09
------------------------------------------------------------------------------------------------------------------------------------
       3        Department of Labor                                                        137,387             3/16/10
       4        Sportsman's Warehouse                                                       45,794             10/31/17
       5        Bon-Ton, The                                                                98,484             1/31/06
       6        Financial Guaranty Insurance Company                                       122,500             12/31/06
       7        Kmart                                                                      107,870             12/31/18
------------------------------------------------------------------------------------------------------------------------------------
       8
       9
      10        Kohl's Department Store                                                     86,584              2/1/20
      11        Burlington Coat Factory                                                     78,572             3/31/07
      12        Sav-On Drug #3311                                                           28,027             5/14/12
------------------------------------------------------------------------------------------------------------------------------------
      13        Lazarus Language                                                            73,256             1/31/09
      14        Toys "R" Us (ground lease)                                                  49,835             1/31/14
      15
      16        Tom Thumb                                                                   53,275             3/31/15
      17
------------------------------------------------------------------------------------------------------------------------------------
      18        Kroger                                                                      63,986             2/28/14
      19        Circuit City                                                                33,165             1/31/18
      20        Coborn's, Incorporated                                                      50,785             11/30/22
      21        Westerman, Ball, Eder, Miller & Sharfstein, LLP                             14,480             12/31/11
      22        Kemp                                                                        51,704             1/31/08
------------------------------------------------------------------------------------------------------------------------------------
      23
      24        Free Country, Ltd.                                                           5,418             12/31/10
      25
      26        Linens 'N Things                                                            28,000             1/31/19
      27
------------------------------------------------------------------------------------------------------------------------------------
      28        Amdocs Champaign, Inc.                                                      85,400             12/31/11
      29        Meetings Plus                                                               25,460             2/28/07
      30        24 Hour Fitness                                                             18,300              1/3/08
      31        Babies R Us                                                                 30,782             1/31/19
      32        Ollie's Bargain Outlet                                                      50,000             7/31/10
------------------------------------------------------------------------------------------------------------------------------------
      33        Albertson's                                                                 50,500             12/31/17
      34        Save Mart Supermarkets                                                      44,865             3/31/17
      35        Bealls #166                                                                 21,750             2/28/06
------------------------------------------------------------------------------------------------------------------------------------
      36        Various                                                                    Various             Various
     36.1       Darden Corporation                                                          24,035             5/31/05
     36.2       Pitney Bowes, Inc.                                                           6,650             2/29/08
     36.3       JDJ Real Estate Services, Inc.                                               3,123             3/31/06
      37
------------------------------------------------------------------------------------------------------------------------------------
      38        Home Depot                                                                  99,597             1/31/33
      39        Klein's Super Markets                                                       53,000             12/31/18
      40        Dyncorp Technical Services LLC                                              15,600             9/30/07
      41        Linens 'N Things                                                            80,000             1/31/18
------------------------------------------------------------------------------------------------------------------------------------
      42
     42.1
     42.2
      43
      44        Mansell & Assoc./NRT Utah, Inc.                                             21,676             10/31/06
------------------------------------------------------------------------------------------------------------------------------------
      45        Scolari's Food and Drug                                                     47,140             6/18/07
      46        Fujitsu Transaction Solutions Inc                                           46,080             1/31/11
      47
      48        Ryder Integrated Logistics                                                 276,480             7/31/12
      49
------------------------------------------------------------------------------------------------------------------------------------
      50        Cardiology Associates of Cincinnati                                         14,729             6/30/09
      51        Howard S. Wright                                                            10,271             6/30/08
      52        Publix Supermarket                                                          53,096             11/30/11
      53
      54        Bi-Lo, Inc.                                                                 46,673             9/30/21
------------------------------------------------------------------------------------------------------------------------------------
      55        Delray Fitness/Golds Gym                                                    26,350             10/7/12
      56        Modell's Sporting Goods                                                     15,000             3/31/17
      57
      58        Tri-Counties Bank                                                           10,000             12/31/09
      59        Ogo International                                                           51,520             5/31/05
------------------------------------------------------------------------------------------------------------------------------------
      60
      61        Waban, Inc. (BJ's)                                                         115,660             5/31/16
      62        Millenium Digital Media                                                     20,832             2/28/07
      63
      64        Kroger                                                                      45,528             6/30/11
------------------------------------------------------------------------------------------------------------------------------------
      65
      66
      67        The Bon, Inc.                                                               51,232             11/30/16
      68
      69        Tutor Time Child Care                                                        9,990             11/30/18
------------------------------------------------------------------------------------------------------------------------------------
      70        Best Buy                                                                    44,465             1/31/09
      71
      72        First National Bank of Omaha                                                11,208             2/28/06
      73        Lowe's Home Improvement                                                    125,353             12/31/13
      74        Michael's Arts & Crafts                                                     19,867             8/31/06
------------------------------------------------------------------------------------------------------------------------------------
      75        Comp USA                                                                    25,757             5/30/17
      76        Walgreens                                                                   14,560             10/31/78
      77        Pier 1 Imports, Inc.                                                        10,310             7/31/13
      78        Wells Fargo                                                                  7,500             10/1/12
      79
------------------------------------------------------------------------------------------------------------------------------------
      80        Host Marriott Corporation                                                    6,200             4/30/17
      81        Carondelet Health Care Corp.                                                 5,502             12/31/08
      82
      83
      84
------------------------------------------------------------------------------------------------------------------------------------
      85
      86        Maximum Realty LLC, dba Century 21                                           5,000             11/30/07
      87
      88        Walgreens                                                                   14,414             10/31/28
      89        Longs Drug Stores California, Inc.                                          22,965             2/28/23
------------------------------------------------------------------------------------------------------------------------------------
      90
      91
      92        Rehab Now Physical Therapy                                                   4,600             12/31/06
      93        US Admin-3rd Floor                                                          14,387             12/31/09
      94
------------------------------------------------------------------------------------------------------------------------------------
      95        Spec's Music & Video, Store #10                                              5,600             8/31/04
      96        BJ's Wholesales                                                             68,160             5/30/16
      97        Walgreens                                                                   15,120             8/31/19
      98
      99        Social Security Administration (GSA)                                        12,007             12/7/05
------------------------------------------------------------------------------------------------------------------------------------
      100       Sansbury Opticians                                                           4,845             11/30/07
      101       Yuko                                                                         1,200             5/31/11
      102
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103       FedEx Ground Package System, Inc.                                           46,772             7/31/13
      104
      105       China Delight                                                                2,800             4/30/08
      106
      107
------------------------------------------------------------------------------------------------------------------------------------
      108       Tri-State Electrical                                                         6,500             3/31/08
      109
      110       Advent Associates                                                           16,911             1/31/05
      111
      112       Cato                                                                         4,250             1/31/09
------------------------------------------------------------------------------------------------------------------------------------
      113
      114
      115       FedEx Freight East, Inc.                                                    11,501             3/31/18

                                                                                             LEASE
      ID        2ND LARGEST TENANT                                         SF             EXPIRATION
----------------------------------------------------------------------------------------------------------------
       1        Various                                                 Various             Various
      1a        Various                                                 Various             Various
     1a.1       Kasco Corp.                                               7,200             5/31/05
     1a.2       Iberia Tile                                              15,300             7/31/09
     1a.3       AARP (Johnstone)                                         15,500             3/31/10
----------------------------------------------------------------------------------------------------------------
     1a.4       Western Industries                                        1,945             4/30/06
     1a.5       Skaltec                                                  31,973            12/31/08
     1a.6
     1a.7       Shaw's Supermarket                                       16,348             7/2/04
     1a.8
----------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12      Sundeck Products                                         10,813             7/31/05
     1a.13      Designed Telecom                                          8,598             3/31/05
----------------------------------------------------------------------------------------------------------------
     1a.14      Lonestar- Southwest                                      26,547             9/30/05
     1a.15      Wald Relocation                                          56,415             1/14/07
     1a.16      Reynolds Fastener                                        48,404             4/30/04
     1a.17      UC Trading, Inc.                                         14,951             2/28/05
     1a.18      La Madeleine                                              9,464             5/31/09
     1a.19
----------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21      Roth Corporation                                         17,206             6/30/07
     1a.22
     1a.23      Mountain Gear Cor                                        48,000             9/30/08
     1a.24
----------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26      Davies Gate, LLC                                         23,926            10/31/06
     1a.27      Mace Group, Inc.                                         73,085             8/31/06
     1a.28      BNJ, Inc.                                                 4,707             9/30/05
     1a.29      Edgar Morris                                              4,428            11/30/04
----------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
----------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36      Anixter, Inc.                                             5,500            12/31/05
     1a.37      The Courter Compa                                        12,690             9/30/05
     1a.38      First American                                            3,858             8/31/07
     1a.39      MCSI                                                      5,612            12/31/06
----------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43      Genesis Health                                           11,980             1/9/10
----------------------------------------------------------------------------------------------------------------
      1b        Various                                                 Various             Various
     1b.1       Kasco Corp.                                               7,200             5/31/05
     1b.2       Iberia Tile                                              15,300             7/31/09
     1b.3       AARP (Johnstone)                                         15,500             3/31/10
     1b.4       Western Industries                                        1,945             4/30/06
----------------------------------------------------------------------------------------------------------------
     1b.5       Skaltec                                                  31,973            12/31/08
     1b.6
     1b.7       Shaw's Supermarket                                       16,348             7/2/04
     1b.8
     1b.9
----------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12      Sundeck Products                                         10,813             7/31/05
     1b.13      Designed Telecom                                          8,598             3/31/05
     1b.14      Lonestar- Southwest                                      26,547             9/30/05
----------------------------------------------------------------------------------------------------------------
     1b.15      Wald Relocation                                          56,415             1/14/07
     1b.16      Reynolds Fastener                                        48,404             4/30/04
     1b.17      UC Trading, Inc.                                         14,951             2/28/05
     1b.18      La Madeleine                                              9,464             5/31/09
     1b.19
----------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21      Roth Corporation                                         17,206             6/30/07
     1b.22
     1b.23      Mountain Gear Cor                                        48,000             9/30/08
     1b.24
----------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26      Davies Gate, LLC                                         23,926            10/31/06
     1b.27      Mace Group, Inc.                                         73,085             8/31/06
     1b.28      BNJ, Inc.                                                 4,707             9/30/05
     1b.29      Edgar Morris                                              4,428            11/30/04
----------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
----------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36      Anixter, Inc.                                             5,500            12/31/05
     1b.37      The Courter Compa                                        12,690             9/30/05
     1b.38      First American                                            3,858             8/31/07
     1b.39      MCSI                                                      5,612            12/31/06
----------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43      Genesis Health                                           11,980             1/9/10
       2        New York Central Lines                                  368,093             6/23/08
----------------------------------------------------------------------------------------------------------------
       3        Elsevier Science Inc.                                   107,895             6/30/06
       4        Linens 'N Things                                         35,000             1/31/19
       5        Dick's Clothing & Sporting                               65,000             8/31/08
       6        GJF Construction Corporation                             38,802             6/30/07
       7        Sportsmart                                               40,672            11/30/08
----------------------------------------------------------------------------------------------------------------
       8
       9
      10        Best Buy                                                 45,000             1/31/14
      11        State of Illinois                                        32,000             1/15/06
      12        Big 5 Corporation                                        10,000             1/31/09
----------------------------------------------------------------------------------------------------------------
      13        Dunham's Athleisure                                      30,000            10/31/05
      14        T.J. Maxx                                                30,207             8/31/13
      15
      16        Via Real Mexican Restuarant                               8,540            12/31/04
      17
----------------------------------------------------------------------------------------------------------------
      18        Blockbuster Video                                         6,500            12/31/06
      19        Michael's                                                23,923             2/28/13
      20        Especially for Children                                   7,500             4/30/13
      21        Bee Eisman & Ready                                       12,000             6/30/10
      22        Steve Silver Co.                                         11,002            11/30/06
----------------------------------------------------------------------------------------------------------------
      23
      24        A Fine Gauge                                              4,350             7/31/07
      25
      26        Barnes & Noble                                           23,520             9/1/18
      27
----------------------------------------------------------------------------------------------------------------
      28        Amdocs Champaign, Inc.                                   20,000             1/31/12
      29        ERM-West, Inc.                                           19,639             3/5/05
      30        Dollar Tree                                              10,080             1/31/13
      31        Borders Books                                            21,000             1/31/19
      32        Weis Markets                                             29,716            10/31/06
----------------------------------------------------------------------------------------------------------------
      33        Consolidated Stores dba Big Lots                         20,100             1/31/05
      34        Rite Aid Corporation                                     31,472             2/28/17
      35        Eckerd's #905                                            10,080             7/31/04
----------------------------------------------------------------------------------------------------------------
      36        Various                                                 Various             Various
     36.1       1SetPrice                                                12,420             5/31/07
     36.2       Pomeroy Computer Resources                                6,224             8/31/06
     36.3       Florida Insurance, Inc.                                   2,460             1/31/07
      37
----------------------------------------------------------------------------------------------------------------
      38        Best Buy                                                 30,508             1/31/19
      39        Wage Connection                                          12,974             6/30/08
      40        American Cement                                          10,839            12/31/04
      41
----------------------------------------------------------------------------------------------------------------
      42
     42.1
     42.2
      43
      44        NRT Utah, Inc.                                           11,961            12/31/06
----------------------------------------------------------------------------------------------------------------
      45        Heidi's Restaurant                                        5,735               MTM
      46        Pilot Air Freight                                         8,040             2/28/07
      47
      48
      49
----------------------------------------------------------------------------------------------------------------
      50        The Kidney and Hypertension Ce                            8,797            12/31/09
      51        Meyer Memorial Trust                                      6,649             5/31/10
      52        Eckerd's Drug                                             8,450            10/31/05
      53
      54        Eckerd's Drugs                                           10,908             9/30/21
----------------------------------------------------------------------------------------------------------------
      55        New China Buffet                                          7,500             9/30/04
      56        Lerner New York, Inc.                                     7,560             2/28/06
      57
      58        Yume Buffet                                               6,200             5/31/04
      59        Whole Foods Market                                       25,760             7/31/08
----------------------------------------------------------------------------------------------------------------
      60
      61
      62        Top Printing & Graphics, Inc.                             8,288             7/31/06
      63
      64        The Tog Shop                                              7,200            10/31/06
----------------------------------------------------------------------------------------------------------------
      65
      66
      67
      68
      69        Barry University                                          3,600            10/31/06
----------------------------------------------------------------------------------------------------------------
      70        The Room Stores of Phoenix                               21,317             9/30/08
      71
      72        Haberfeld Associates, Inc.                                5,689             5/31/07
      73
      74        Pueblo Mio                                                7,575             1/31/08
----------------------------------------------------------------------------------------------------------------
      75
      76
      77        The Bombay Companay, Inc.                                 8,192            11/30/13
      78        Hollywood Video                                           5,085             2/4/10
      79
----------------------------------------------------------------------------------------------------------------
      80        Burger King                                               4,000             6/30/23
      81        Outpost Investment 200, Inc.                              4,913             5/31/06
      82
      83
      84
----------------------------------------------------------------------------------------------------------------
      85
      86        Farmers Insurance                                         2,500             8/31/11
      87
      88
      89
----------------------------------------------------------------------------------------------------------------
      90
      91
      92        Carpet Mills of America                                   3,371            11/30/08
      93        DJR Architecture, Inc.                                    7,375             4/30/09
      94
----------------------------------------------------------------------------------------------------------------
      95        Crossroads Animal Hospital                                2,800             8/31/06
      96
      97
      98
      99        Home Health Corp.                                         6,680             2/15/06
----------------------------------------------------------------------------------------------------------------
      100       Educational Wonderland                                    4,505            10/31/04
      101       Joseph Cleaners                                           1,071             3/31/12
      102
     102.1
     102.2
----------------------------------------------------------------------------------------------------------------
      103
      104
      105       Baby's Two Consignment                                    2,500             8/31/04
      106
      107
----------------------------------------------------------------------------------------------------------------
      108       Lallie Company                                            6,200             4/30/05
      109
      110       Commercial Interiors, Inc.                                8,744             3/31/04
      111
      112       Payless Shoesource                                        2,975             6/30/13
----------------------------------------------------------------------------------------------------------------
      113
      114
      115

                                                                                    LEASE            PERCENT                LEASED
      ID        3RD LARGEST TENANT                                   SF           EXPIRATION          LEASED            AS-OF DATE
-----------------------------------------------------------------------------------------------------------------------------------
       1        Various                                           Various          Various            67.42%               Various
      1a        Various                                           Various          Various            67.42%               Various
     1a.1       Rona Inc.                                           3,600          10/31/04           70.83%               12/1/03
     1a.2       N. Connor & Assoc                                   8,000          6/30/05            73.45%               12/1/03
     1a.3       Dal- Tile Corp.                                    15,300          4/30/06            77.79%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                                                             62.10%               12/1/03
     1a.5       International Sys                                   9,966          5/31/05            92.39%               12/1/03
     1a.6                                                                                            100.00%            12/11/2003
     1a.7                                                                                             67.02%              12/11/03
     1a.8                                                                                             12.91%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                                                              0.00%              12/18/03
     1a.10                                                                                            28.54%              12/18/03
     1a.11                                                                                             0.00%              12/18/03
     1a.12      Ink & Paper Magic                                  10,199          5/31/10            95.96%              12/11/03
     1a.13      Integrated Future                                   8,320          2/29/08            86.05%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.14      Gutter Suppliers                                   26,280          4/30/07            72.78%               12/1/03
     1a.15                                                                                            66.81%              11/11/03
     1a.16      Priority Wire & C                                  45,705          10/31/04           76.68%             12/1/2003
     1a.17      SPI Distribution                                   13,250          2/28/05            86.12%               12/1/03
     1a.18      Finishmaster, Inc                                   5,640          3/31/06            73.71%               12/1/03
     1a.19                                                                                            28.84%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                                                             0.00%              12/18/03
     1a.21                                                                                            69.51%              11/11/03
     1a.22                                                                                           100.00%              12/11/03
     1a.23                                                                                           100.00%              12/11/03
     1a.24                                                                                           100.00%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                                                           100.00%              12/11/03
     1a.26      Dealer Tire                                        22,675          7/31/06            78.20%            12/11/2003
     1a.27                                                                                            82.60%              12/11/03
     1a.28      Professional Env.                                   4,488          3/31/08            99.08%              12/11/03
     1a.29      Steven Costa, Inc.                                  4,232          8/31/05            98.66%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                                                             0.00%              12/18/03
     1a.31                                                                                           100.00%              11/11/03
     1a.32                                                                                            57.29%              11/11/03
     1a.33                                                                                           100.00%              11/11/03
     1a.34                                                                                             0.00%              12/18/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                                                             0.00%              12/18/03
     1a.36      Brolin Retail Sys                                   5,252          12/31/05          100.00%             12/1/2003
     1a.37                                                                                            48.76%               12/1/03
     1a.38                                                                                            60.35%               12/1/03
     1a.39      Owens Corning                                       5,330          3/31/06           100.00%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                                                           100.00%              12/11/03
     1a.41                                                                                           100.00%              12/11/03
     1a.42                                                                                           100.00%              12/11/03
     1a.43                                                                                           100.00%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
      1b        Various                                           Various          Various            67.42%               Various
     1b.1       Rona Inc.                                           3,600          10/31/04           70.83%               12/1/03
     1b.2       N. Connor & Assoc                                   8,000          6/30/05            73.45%               12/1/03
     1b.3       Dal- Tile Corp.                                    15,300          4/30/06            77.79%               12/1/03
     1b.4                                                                                             62.10%             12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.5       International Sys                                   9,966          5/31/05            92.39%               12/1/03
     1b.6                                                                                            100.00%              12/11/03
     1b.7                                                                                             67.02%              12/11/03
     1b.8                                                                                             12.91%              12/11/03
     1b.9                                                                                              0.00%              12/18/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                                                            28.54%              12/18/03
     1b.11                                                                                             0.00%              12/18/03
     1b.12      Ink & Paper Magic                                  10,199          5/31/10            95.96%              12/11/03
     1b.13      Integrated Future                                   8,320          2/29/08            86.05%              12/11/03
     1b.14      Gutter Suppliers                                   26,280          4/30/07            72.78%             12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                                                            66.81%              11/11/03
     1b.16      Priority Wire & C                                  45,705          10/31/04           76.68%               12/1/03
     1b.17      SPI Distribution                                   13,250          2/28/05            86.12%               12/1/03
     1b.18      Finishmaster, Inc                                   5,640          3/31/06            73.71%               12/1/03
     1b.19                                                                                            28.84%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                                                             0.00%              12/18/03
     1b.21                                                                                            69.51%              11/11/03
     1b.22                                                                                           100.00%              12/11/03
     1b.23                                                                                           100.00%              12/11/03
     1b.24                                                                                           100.00%            12/11/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                                                           100.00%              12/11/03
     1b.26      Dealer Tire                                        22,675          7/31/06            78.20%              12/11/03
     1b.27                                                                                            82.60%              12/11/03
     1b.28      Professional Env.                                   4,488          3/31/08            99.08%              12/11/03
     1b.29      Steven Costa, Inc.                                  4,232          8/31/05            98.66%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                                                             0.00%              12/18/03
     1b.31                                                                                           100.00%              11/11/03
     1b.32                                                                                            57.29%              11/11/03
     1b.33                                                                                           100.00%              11/11/03
     1b.34                                                                                             0.00%            12/18/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                                                             0.00%              12/18/03
     1b.36      Brolin Retail Sys                                   5,252          12/31/05          100.00%               12/1/03
     1b.37                                                                                            48.76%               12/1/03
     1b.38                                                                                            60.35%               12/1/03
     1b.39      Owens Corning                                       5,330          3/31/06           100.00%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                                                           100.00%              12/11/03
     1b.41                                                                                           100.00%              12/11/03
     1b.42                                                                                           100.00%              12/11/03
     1b.43                                                                                           100.00%              12/11/03
       2        Ernst & Young                                      73,165          9/30/13            97.49%              10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
       3        Margolis Edelstein                                 70,591          6/30/06            85.64%              10/31/03
       4        Ross Dress for Less                                30,408          1/31/14            98.45%             1/31/2004
       5        Hoyts Cinemas #460 (Regal Cine                     35,239          10/31/13           91.75%               9/16/03
       6        First Options of Chicago                           32,769          2/28/05            82.60%               11/4/03
       7        Pacific Theaters                                   34,561          7/31/13            99.41%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
       8                                                                                             100.00%              12/16/03
       9                                                                                              89.67%               1/15/04
      10        Linens 'N Things                                   35,000          6/30/15           100.00%            11/20/2003
      11        Bally Total Fitness                                30,784          7/31/18            94.13%                2/3/04
      12        Clark's Stationers                                  7,000          12/31/04           98.70%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      13        Giant Eagle - Community Market                     29,333          11/30/12           98.69%               11/1/03
      14        Linens 'N Things                                   30,004          1/31/14            98.57%              12/12/03
      15                                                                                              88.14%               1/22/04
      16        Crown Group                                         5,950          2/29/04            93.91%                1/1/04
      17                                                                                              94.50%              12/16/03
-----------------------------------------------------------------------------------------------------------------------------------
      18        Avenue #882                                         5,600          1/31/05            99.00%              12/31/03
      19        Staples                                            20,384           1/4/18           100.00%               12/1/03
      20        Spectator's Grille & Bar                            5,715          8/31/13            98.74%            11/11/2003
      21        Town of Oyster Bay                                 11,216          7/31/10            93.80%                9/1/03
      22        Bassett Mirror                                     10,666          12/31/06           93.20%               7/31/03
-----------------------------------------------------------------------------------------------------------------------------------
      23                                                                                             100.00%               12/8/03
      24        L'Koral Industries, Inc.                            4,200          1/31/13           100.00%               10/1/03
      25                                                                                              86.77%               7/11/03
      26        Michaels Stores                                    20,351          9/30/18           100.00%                1/9/04
      27                                                                                              98.90%               1/23/04
-----------------------------------------------------------------------------------------------------------------------------------
      28                                                                                             100.00%              11/14/03
      29        Sequoia Equities                                    7,157          7/31/09            86.57%              12/23/03
      30        Empire Buffet                                       7,948          8/31/12            96.80%             8/31/2003
      31        CVS (Freight Liquidator)                            8,750          1/30/11            98.30%                1/1/04
      32        Dollar General                                      8,450          11/30/05           97.14%              11/13/03
-----------------------------------------------------------------------------------------------------------------------------------
      33        Tulare Community Health Care                       14,060          10/21/11           97.85%               12/1/03
      34        Mahmoud Kalil DVM                                   3,500          2/28/09            90.20%              11/24/03
      35        Sears                                               8,093          8/31/06            96.00%                9/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      36        Various                                           Various          Various            89.98%               7/31/03
     36.1       The Presentation Group                              6,600            MTM              91.35%               7/31/03
     36.2       General Electric Company                            3,681          1/31/07            91.35%               7/31/03
     36.3       Leasing Jacksonville                                2,460          7/31/05            79.79%               7/31/03
      37                                                                                              91.70%             12/3/2003
-----------------------------------------------------------------------------------------------------------------------------------
      38        HAAG Oil Co. LLC (d/b/a BP Amoco)                   5,544          6/30/23           100.00%              11/24/03
      39        Dollar Tree                                        12,838          2/10/10           100.00%               6/18/03
      40        Raytheon Company                                    9,600          10/31/08           84.00%              12/23/03
      41                                                                                             100.00%               6/17/03
-----------------------------------------------------------------------------------------------------------------------------------
      42                                                                                              94.58%              12/30/03
     42.1                                                                                             94.30%              12/30/03
     42.2                                                                                            100.00%              12/30/03
      43                                                                                              95.22%              12/16/03
      44        Superior Title Company                              4,239          3/31/07            94.40%               10/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      45        Wild West Electronics                               4,720          7/31/08           100.00%              1/1/2004
      46        Schwans Home Service, Inc                           7,560          11/30/07           89.73%               8/22/03
      47                                                                                              98.27%               10/1/03
      48                                                                                             100.00%               9/30/03
      49                                                                                              98.30%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
      50        Comprehensive Cardiology                            7,135          12/31/07          100.00%               10/1/03
      51        Josselson, Potter Law                               2,808          4/30/07            91.03%               7/31/03
      52        Bonefish Restaurant                                 5,320          4/30/13           100.00%               12/8/03
      53                                                                                              93.10%              10/21/03
      54        Dollar Tree Stores                                 10,000          1/31/12           100.00%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      55        Color Wheel Paints                                  4,950          9/30/04           100.00%             12/1/2003
      56        Radio Shack / Tandy Corp.                           3,900          9/30/07           100.00%                8/5/03
      57                                                                                             100.00%              12/16/03
      58        Heel & Sole Shoes                                   5,800          12/31/04           90.15%              12/10/03
      59        Piston Engine Parts                                25,760          6/30/07           100.00%               7/25/03
-----------------------------------------------------------------------------------------------------------------------------------
      60                                                                                              91.80%              12/16/03
      61                                                                                             100.00%               12/9/03
      62        Cereal Technologies                                 6,300          2/28/06            99.00%               8/25/03
      63                                                                                             100.00%              10/15/03
      64        Margaritas Mex Grill                                4,000          12/31/04           93.10%               10/9/03
-----------------------------------------------------------------------------------------------------------------------------------
      65                                                                                              97.22%              7/1/2003
      66                                                                                              92.11%              12/16/03
      67                                                                                             100.00%              12/31/03
      68                                                                                              97.00%                7/1/03
      69        Beef O'Brady's                                      3,400          4/30/07           100.00%              10/27/03
-----------------------------------------------------------------------------------------------------------------------------------
      70                                                                                             100.00%              12/23/03
      71                                                                                              95.10%              11/17/03
      72        Nebraska Advocacy Services                          5,478          1/31/13           100.00%              12/10/03
      73                                                                                             100.00%               8/21/03
      74        Fountain of Health                                  6,025          12/31/05           95.50%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      75                                                                                             100.00%            12/31/2003
      76                                                                                             100.00%               11/1/03
      77        The Pot Belly Sandwich Shop                         2,569          9/30/13           100.00%               1/31/04
      78        Coastline Prop                                      3,276          5/15/06            94.80%               12/1/03
      79                                                                                              92.00%                7/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      80        Hair Salon                                          3,200          2/28/10           100.00%               7/11/03
      81        CLMB Ltd. d/b/a Coldwell Bank                       3,666          8/31/05            89.10%               11/5/03
      82                                                                                              97.25%              12/16/03
      83                                                                                              82.60%               9/25/03
      84                                                                                              97.40%               10/2/03
-----------------------------------------------------------------------------------------------------------------------------------
      85                                                                                              76.56%            12/16/2003
      86        The Moller Group                                    2,500          1/31/08            87.10%               9/11/03
      87                                                                                              97.50%              12/16/03
      88                                                                                             100.00%              10/29/03
      89                                                                                             100.00%               5/20/03
-----------------------------------------------------------------------------------------------------------------------------------
      90                                                                                             100.00%              10/30/03
      91                                                                                              94.51%              12/16/03
      92        Payless Shoesource                                  3,000          11/30/06           74.99%               12/1/03
      93        May Advertising & Design                            5,031          2/28/04            93.46%               12/1/03
      94                                                                                              98.11%                7/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      95        Miami Hobbies                                       2,100          8/31/05            96.20%             7/31/2003
      96                                                                                             100.00%               8/21/03
      97                                                                                             100.00%              11/19/03
      98                                                                                              87.92%              12/16/03
      99        Lobster House                                       5,367          9/30/05           100.00%              11/21/03
-----------------------------------------------------------------------------------------------------------------------------------
      100       ADECCO Employment Services                          2,080          6/30/04           100.00%              12/16/03
      101       Pastafina                                             900          10/31/09           94.44%              11/25/03
      102                                                                                             91.80%               Various
     102.1                                                                                            89.80%               7/17/03
     102.2                                                                                            93.88%               7/14/03
-----------------------------------------------------------------------------------------------------------------------------------
      103                                                                                            100.00%            12/31/2003
      104                                                                                             77.00%               8/31/03
      105       Harper's Pub                                        2,425          3/31/05           100.00%              10/27/03
      106                                                                                            100.00%                7/1/03
      107                                                                                            100.00%               9/24/03
-----------------------------------------------------------------------------------------------------------------------------------
      108       Dunn's Auto Repair                                  4,400            MTM             100.00%                9/1/03
      109                                                                                             95.20%                9/3/03
      110       Chesapeake Telephone                                8,250          4/30/04            96.30%                9/1/03
      111                                                                                             95.80%              11/17/03
      112       Nextel                                              1,864          12/31/08          100.00%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      113                                                                                             80.70%            11/30/2003
      114                                                                                             97.62%              12/23/03
      115                                                                                            100.00%              12/31/03

                             UPFRONT                          ONGOING
                        ACTUAL REPLACEMENT              ACTUAL REPLACEMENT               UPFRONT                MONTHLY
      ID                     RESERVES                        RESERVES                     TI/LC                  TI/LC
-------------------------------------------------------------------------------------------------------------------------------
       1
      1a
     1a.1
     1a.2
     1a.3
-------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
-------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
-------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
-------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
-------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
-------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
-------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
-------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
-------------------------------------------------------------------------------------------------------------------------------
      1b
     1b.1
     1b.2
     1b.3
     1b.4
-------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
-------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
-------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
-------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
-------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
-------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
-------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
-------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                                                                                      1,388,133                178,739
-------------------------------------------------------------------------------------------------------------------------------
       3                                   10,497                         10,497                 62,500                 62,500
       4                                                                                          9,678                  9,678
       5
       6                                   14,081                         14,081                391,667                141,667
       7                                   46,967                                                20,833                 20,833
-------------------------------------------------------------------------------------------------------------------------------
       8
       9                                                                   5,284
      10
      11                                                                   3,063                100,000                 15,568
      12                                                                   3,745
-------------------------------------------------------------------------------------------------------------------------------
      13                                                                   4,641                                        12,333
      14                                                                     557                 40,900
      15                                                                   5,900
      16                                   94,507                                               150,000
      17
-------------------------------------------------------------------------------------------------------------------------------
      18                                   36,408                                                                        5,000
      19                                                                   1,270
      20                                                                   1,309                                         2,658
      21                                                                   1,904                                         9,520
      22                                                                   2,575                                         4,167
-------------------------------------------------------------------------------------------------------------------------------
      23                                                                   2,333
      24
      25                                                                   2,241
      26
      27                                    2,308                          2,308
-------------------------------------------------------------------------------------------------------------------------------
      28
      29
      30                                                                   2,106                                         4,500
      31                                   24,944                          2,079                123,209                  4,000
      32                                                                   1,914                                         6,250
-------------------------------------------------------------------------------------------------------------------------------
      33                                   74,738                                                71,977
      34
      35                                                                   2,132                                        11,235
-------------------------------------------------------------------------------------------------------------------------------
      36                                                                   4,704                175,000                 14,500
     36.1
     36.2
     36.3
      37                                                                   8,700
-------------------------------------------------------------------------------------------------------------------------------
      38                                                                     381
      39
      40                                                                     820                                         4,600
      41
-------------------------------------------------------------------------------------------------------------------------------
      42                                    3,438                          3,438
     42.1                                   3,292                          3,292
     42.2                                     146                            146
      43
      44                                                                                                                 8,500
-------------------------------------------------------------------------------------------------------------------------------
      45                                                                   1,277
      46                                                                   1,315                752,500
      47                                                                     793
      48
      49
-------------------------------------------------------------------------------------------------------------------------------
      50                                                                   1,000
      51                                                                                                                 6,000
      52
      53                                   32,344
      54
-------------------------------------------------------------------------------------------------------------------------------
      55                                    1,082                          1,082
      56                                      486                            486                  2,083                  2,083
      57
      58                                                                     696                100,000                  2,459
      59
-------------------------------------------------------------------------------------------------------------------------------
      60
      61                                                                   1,446
      62
      63                                    1,479                          1,479
      64                                   31,000                          1,415                                         2,000
-------------------------------------------------------------------------------------------------------------------------------
      65                                   31,380                          1,500
      66                                      792                            792
      67                                      640                            640                200,833                    833
      68                                    2,250                          2,250
      69                                      724                            724                  3,083                  3,083
-------------------------------------------------------------------------------------------------------------------------------
      70
      71
      72                                      791                            791                  3,833                  3,833
      73
      74                                   80,000                          2,419                 80,000                  4,722
-------------------------------------------------------------------------------------------------------------------------------
      75
      76
      77
      78                                      766                            766                  3,000                  3,000
      79                                    1,563                          1,563
-------------------------------------------------------------------------------------------------------------------------------
      80                                      714                            714                  2,888                  2,888
      81                                                                     610                                         2,850
      82
      83                                                                   1,670
      84                                                                   1,000
-------------------------------------------------------------------------------------------------------------------------------
      85
      86                                                                     503                                         3,500
      87
      88
      89
-------------------------------------------------------------------------------------------------------------------------------
      90
      91
      92                                      650                            650                 52,917                  2,917
      93                                                                   1,432                                         6,250
      94                                    1,104                          1,104
-------------------------------------------------------------------------------------------------------------------------------
      95
      96
      97
      98
      99                                      532                            532
-------------------------------------------------------------------------------------------------------------------------------
      100                                                                    256                                         2,083
      101                                     353                            353                    407                    407
      102                                                                    950
     102.1
     102.2
-------------------------------------------------------------------------------------------------------------------------------
      103                                     390                            390
      104                                                                  1,325
      105                                     388                            388                  2,083                  2,083
      106                                   1,000                          1,000
      107                                                                  1,571
-------------------------------------------------------------------------------------------------------------------------------
      108
      109                                                                    730
      110
      111
      112                                                                    187                                           620
-------------------------------------------------------------------------------------------------------------------------------
      113                                                                    550
      114                                     875                            875
      115                                      91                             91

                MONTHLY TAX           MONTHLY INSURANCE         ENVIRONMENTAL           ENGINEERING            APPRAISAL
      ID          ESCROW                    ESCROW               REPORT DATE            REPORT DATE           AS-OF DATE
------------------------------------------------------------------------------------------------------------------------------
       1                                                           Various                Various               Various
      1a                                                           Various                Various               Various
     1a.1                                                          11/15/03               11/15/03              9/30/03
     1a.2                                                          11/15/03               11/15/03              9/30/03
     1a.3                                                          11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                          11/15/03               11/15/03              9/30/03
     1a.5                                                          11/15/03               11/15/03              3/31/03
     1a.6                                                          11/15/03              11/15/2003            6/30/2003
     1a.7                                                          11/15/03               11/15/03              3/31/03
     1a.8                                                          11/15/03               11/15/03              3/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                          11/15/03               11/15/03             12/31/03
     1a.10                                                         11/15/03               11/15/03             12/31/02
     1a.11                                                         11/15/03               11/15/03              9/30/03
     1a.12                                                         11/15/03               11/15/03             12/31/03
     1a.13                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.14                                                         11/25/03               11/15/03              6/16/03
     1a.15                                                         11/20/03               11/15/03              3/31/03
     1a.16                                                         11/25/03              11/15/2003            6/6/2003
     1a.17                                                         11/15/03               11/15/03              6/16/03
     1a.18                                                         11/15/03               11/15/03              6/16/03
     1a.19                                                         11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                         11/15/03               11/15/03              9/30/03
     1a.21                                                         11/15/03               11/15/03              9/30/03
     1a.22                                                         11/21/03               11/22/03             12/31/03
     1a.23                                                         11/21/03               11/22/03             12/31/03
     1a.24                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                         11/21/03               11/22/03             12/31/03
     1a.26                                                         11/21/03              11/22/2003           12/31/2003
     1a.27                                                         11/21/03               11/22/03             12/31/03
     1a.28                                                         11/21/03               11/22/03             12/31/03
     1a.29                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                         11/22/03               11/22/03             12/31/03
     1a.31                                                         11/22/03               11/22/03             12/31/03
     1a.32                                                         11/22/03               11/22/03             12/31/03
     1a.33                                                         11/22/03               11/22/03             12/31/03
     1a.34                                                         11/22/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                         11/22/03               11/22/03             12/31/03
     1a.36                                                         11/15/03              11/15/2003           12/31/2003
     1a.37                                                         11/15/03               11/15/03             12/31/03
     1a.38                                                         11/15/03               11/15/03             12/31/03
     1a.39                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                         11/15/03               11/15/03              3/31/03
     1a.41                                                         11/15/03               11/15/03              3/31/03
     1a.42                                                         11/15/03               11/15/03              3/31/03
     1a.43                                                         11/15/03               11/15/03              6/30/03
------------------------------------------------------------------------------------------------------------------------------
      1b                                                           Various                Various               Various
     1b.1                                                          11/15/03               11/15/03              9/30/03
     1b.2                                                          11/15/03               11/15/03              9/30/03
     1b.3                                                          11/15/03               11/15/03              9/30/03
     1b.4                                                          11/15/03              11/15/2003            9/30/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.5                                                          11/15/03               11/15/03              3/31/03
     1b.6                                                          11/15/03               11/15/03              6/30/03
     1b.7                                                          11/15/03               11/15/03              3/31/03
     1b.8                                                          11/15/03               11/15/03              3/31/03
     1b.9                                                          11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                         11/15/03               11/15/03             12/31/02
     1b.11                                                         11/15/03               11/15/03              9/30/03
     1b.12                                                         11/15/03               11/15/03             12/31/03
     1b.13                                                         11/15/03               11/15/03             12/31/03
     1b.14                                                         11/25/03              11/15/2003            6/16/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                         11/20/03               11/15/03              3/31/03
     1b.16                                                         11/25/03               11/15/03              6/6/03
     1b.17                                                         11/15/03               11/15/03              6/16/03
     1b.18                                                         11/15/03               11/15/03              6/16/03
     1b.19                                                         11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                         11/15/03               11/15/03              9/30/03
     1b.21                                                         11/15/03               11/15/03              9/30/03
     1b.22                                                         11/21/03               11/22/03             12/31/03
     1b.23                                                         11/21/03               11/22/03             12/31/03
     1b.24                                                         11/21/03              11/22/2003           12/31/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                         11/21/03               11/22/03             12/31/03
     1b.26                                                         11/21/03               11/22/03             12/31/03
     1b.27                                                         11/21/03               11/22/03             12/31/03
     1b.28                                                         11/21/03               11/22/03             12/31/03
     1b.29                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                         11/22/03               11/22/03             12/31/03
     1b.31                                                         11/22/03               11/22/03             12/31/03
     1b.32                                                         11/22/03               11/22/03             12/31/03
     1b.33                                                         11/22/03               11/22/03             12/31/03
     1b.34                                                         11/22/03              11/22/2003           12/31/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                         11/22/03               11/22/03             12/31/03
     1b.36                                                         11/15/03               11/15/03             12/31/03
     1b.37                                                         11/15/03               11/15/03             12/31/03
     1b.38                                                         11/15/03               11/15/03             12/31/03
     1b.39                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                         11/15/03               11/15/03              3/31/03
     1b.41                                                         11/15/03               11/15/03              3/31/03
     1b.42                                                         11/15/03               11/15/03              3/31/03
     1b.43                                                         11/15/03               11/15/03              6/30/03
       2                  238,424                                  7/7/2003               7/18/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
       3                  166,431                    33,975         9/3/03                 9/4/03               7/22/03
       4                   48,203                                   5/2/03                5/2/2003             12/1/2003
       5                                                           10/20/03               11/21/03             10/24/03
       6                  246,167                                  6/30/03                10/8/03               8/1/03
       7                   67,995                                  3/11/03                3/12/03               3/3/03
------------------------------------------------------------------------------------------------------------------------------
       8                                                          9/19/2003               9/18/03               9/10/03
       9                   21,262                     9,366        1/19/04                1/19/04              10/29/03
      10                                                           12/19/03              1/12/2004            12/29/2003
      11                   27,745                     7,300        9/16/03                9/22/03               9/2/03
      12                   22,977                     7,778         7/3/03                 7/3/03               6/14/03
------------------------------------------------------------------------------------------------------------------------------
      13                   36,535                     6,300       11/14/2003              11/17/03              11/7/03
      14                    2,617                     1,178        10/21/03               10/21/03             10/16/03
      15                   23,937                     9,929        10/24/03               7/22/03               9/3/03
      16                   24,174                     2,530        11/6/03                11/13/03              11/1/03
      17                                                          9/19/2003               9/18/03               9/11/03
------------------------------------------------------------------------------------------------------------------------------
      18                   13,531                     2,393        8/20/03                9/30/03               9/30/03
      19                   12,443                                 11/14/2003              11/14/03              11/6/03
      20                   12,167                     3,169       9/11/2003              9/10/2003             9/4/2003
      21                   48,192                     7,668        12/10/03               12/10/03              9/17/03
      22                   11,092                     2,657       7/11/2003               9/12/03               10/1/03
------------------------------------------------------------------------------------------------------------------------------
      23                   26,644                     3,500        11/14/03               11/14/03              9/18/03
      24                   41,060                     2,786        7/21/03                7/18/03               7/21/03
      25                   20,641                     2,601         1/9/04                 9/6/03               6/12/03
      26                                                           8/22/03                1/12/04              12/20/03
      27                                              5,143        11/17/03               11/18/03              11/6/03
------------------------------------------------------------------------------------------------------------------------------
      28                   18,944                     1,114       10/31/2003              10/20/03             10/17/03
      29                                                           10/16/03               10/17/03              11/1/03
      30                   42,271                     3,611        10/13/03              9/17/2003             9/20/2003
      31                   20,318                                  12/17/03               12/17/03             11/11/03
      32                   16,911                     3,878        10/17/03               10/16/03             10/15/03
------------------------------------------------------------------------------------------------------------------------------
      33                    6,434                     2,511       10/16/2003              10/21/03             10/20/03
      34                                                           10/30/03               10/30/03              8/28/03
      35                   16,713                     2,415         8/6/03                8/14/03               7/18/02
------------------------------------------------------------------------------------------------------------------------------
      36                   14,717                     4,121        Various                Various               Various
     36.1                                                          8/26/03                10/24/03              8/28/03
     36.2                                                          8/25/03                10/24/03              9/4/03
     36.3                                                          8/25/03                10/31/03              9/4/03
      37                   17,381                     5,407        11/2/03               11/29/2003           10/14/2003
------------------------------------------------------------------------------------------------------------------------------
      38                    5,583                       515         9/9/03                7/21/03               6/23/03
      39                   10,069                     4,863         7/1/03                 7/2/03               7/5/03
      40                    9,465                       700        11/5/03                10/30/03             10/28/03
      41                                                            8/5/03                 8/8/03               6/24/03
------------------------------------------------------------------------------------------------------------------------------
      42                    8,625                     7,142        11/19/03               11/20/03             11/11/03
     42.1                   8,008                     6,353        11/19/03               11/20/03             11/11/03
     42.2                     617                       789        11/19/03               11/20/03             11/11/03
      43                                                          9/18/2003               9/18/03               8/28/03
      44                   11,935                       536        4/11/03                4/11/03               4/1/03
------------------------------------------------------------------------------------------------------------------------------
      45                    7,527                     1,885        11/26/03              11/26/2003           11/16/2003
      46                    5,014                                 5/21/2003               5/22/03               6/2/03
      47                    2,638                     2,538       10/13/2003              10/14/03             10/16/03
      48                                                           10/24/03               10/24/03             10/13/03
      49                   25,477                                  10/28/03               11/18/03              10/1/03
------------------------------------------------------------------------------------------------------------------------------
      50                   10,594                     1,471        12/23/03               12/23/03             11/12/03
      51                    9,667                       458        8/14/03                8/15/03               8/12/03
      52                                                           12/18/03               12/27/03             12/30/03
      53                    6,553                       353       11/3/2003               12/5/03              10/24/03
      54                                                           1/16/04                12/3/03              12/19/03
------------------------------------------------------------------------------------------------------------------------------
      55                    7,745                     4,101        10/21/03              8/12/2003             8/15/2003
      56                   12,618                     1,104        8/29/03                 9/2/03               8/13/03
      57                                                          9/18/2003               9/18/03               9/10/03
      58                    5,228                     1,728       10/6/2003               10/7/03               5/1/04
      59                                                           4/6/2003               9/22/03               9/18/03
------------------------------------------------------------------------------------------------------------------------------
      60                                                          9/18/2003               9/18/03               8/1/03
      61                                                           11/26/03               11/17/03             10/23/03
      62                    8,798                                  9/18/03                8/19/03               7/29/03
      63                    8,965                     2,569        9/29/03                9/30/03               9/16/03
      64                    5,072                     1,709        10/6/03                10/7/03               9/4/03
------------------------------------------------------------------------------------------------------------------------------
      65                    6,449                     2,791         8/6/03               9/11/2003             5/16/2003
      66                    2,927                     1,498         7/8/03                9/11/03               5/7/03
      67                                                           8/15/03                8/15/03               7/9/03
      68                    8,740                     4,220         8/6/03                9/11/03               5/16/03
      69                    8,426                     2,056         8/4/03                 8/4/03               8/1/03
------------------------------------------------------------------------------------------------------------------------------
      70                                                          11/14/2003              11/12/03             11/10/03
      71                    9,975                                  11/15/03               11/15/03             10/15/03
      72                    3,757                       665        6/16/03                6/16/03               6/1/03
      73                                                           6/18/03                6/18/03               6/23/03
      74                    7,519                     1,474        7/11/03                8/20/03               6/27/03
------------------------------------------------------------------------------------------------------------------------------
      75                                                           12/1/03               12/10/2003           12/15/2003
      76                                                           9/30/03                9/12/03              12/15/03
      77                                                           12/16/03                1/9/04              12/10/03
      78                    4,218                       795        7/28/03                7/29/03               7/3/03
      79                    6,674                     2,299         8/6/03                9/11/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
      80                    7,904                       789        7/25/03                8/14/03               7/1/03
      81                    9,153                       940        10/30/03               11/3/03               8/26/03
      82                    2,057                       277          NAP                  10/31/03             10/27/03
      83                    4,926                     1,025        10/3/03                12/1/03               9/4/03
      84                    3,927                     3,285        10/24/03                8/8/03               8/1/03
------------------------------------------------------------------------------------------------------------------------------
      85                                                          9/19/2003              9/18/2003             9/11/2003
      86                    2,919                       780        9/24/03                9/29/03               9/26/03
      87                    2,127                       292          NAP                  10/31/03             10/29/03
      88                                                           11/12/03               10/17/03              11/1/03
      89                                                             NAP                  3/31/03               3/26/03
------------------------------------------------------------------------------------------------------------------------------
      90                    4,593                     1,681          NAP                  12/12/03              11/5/03
      91                    2,358                       285          NAP                  10/31/03             10/28/03
      92                    7,241                       734         8/4/03                 8/4/03               7/25/03
      93                   16,806                     1,274          NAP                  4/23/03              12/31/03
      94                    5,635                     2,260         7/8/03                9/11/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
      95                    6,133                     3,308        6/16/03               6/16/2003             6/15/2003
      96                                                           6/12/03                6/20/03               6/23/03
      97                                                           10/30/03               11/5/03              10/24/03
      98                    1,806                       254          NAP                  10/31/03             10/29/03
      99                    3,950                     2,415        8/14/03                8/12/03               8/20/03
------------------------------------------------------------------------------------------------------------------------------
      100                   4,271                       788          NAP                  11/4/03              10/28/03
      101                   7,363                       570        12/5/03                8/29/03               8/13/03
      102                   3,119                       688        Various                Various               Various
     102.1                                                         6/30/03                6/30/03               7/2/03
     102.2                                                         6/30/03                6/30/03               6/28/03
------------------------------------------------------------------------------------------------------------------------------
      103                                               466        11/18/03              10/28/2003           10/14/2003
      104                   6,070                       691        9/15/03                9/11/03               9/3/03
      105                   4,562                     1,077         8/4/03                 8/4/03               8/1/03
      106                   3,711                     2,033         7/9/03                9/11/03               5/16/03
      107                   2,961                     2,862        8/13/03                8/13/03               8/5/03
------------------------------------------------------------------------------------------------------------------------------
      108                   3,399                                   9/3/03                 9/2/03               7/30/03
      109                   4,560                       313        9/15/03                9/15/03               9/5/03
      110                   3,185                                   9/3/03                 9/2/03               7/30/03
      111                   3,933                                  11/15/03               11/15/03             10/15/03
      112                     297                       449          NAP                  12/2/03               12/4/03
------------------------------------------------------------------------------------------------------------------------------
      113                   6,435                       868        5/16/03               7/14/2003             5/9/2003
      114                   6,395                     1,727         7/9/03                9/11/03               5/7/03
      115                                                          10/30/03               10/27/03             10/13/03

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2004-PWR3

FOOTNOTES TO APPENDIX B

(1) PMCF - Prudential Mortgage Capital Funding, LLC, BSCMI - Bear Stearns Commercial Mortgage Inc., WFB - Wells Fargo Bank

(2) Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR for loans with partial interest-only periods are shown before the expiration of the interest-only period.

(3) The Lion Industrial Portfolio Five-Year & Lion Industrial Portfolio Seven-Year Mortgage Loan balances represent the senior ("A") portion of a $185,600,000 first mortgage loan. The senior A portion (described as two separate pari passu cross collateralized trust fund assets in the prospectus supplement) is comprised of 2 tranches ("Tranche A" and "Tranche B") with different maturity dates. The entire Lion Industrial Portfolio Loan is interest only for the first 60 months of the term. Tranche A (with an original principal balance of $68,393,600) has a maturity date of 01/01/09. Principal and interest payments on the remaining balance of $24,406,400 will commence on 02/01/09. Related LTV and DSCR numbers are based on the $92,800,000 senior financing, excluding the LTV ratio at maturity. The DSCR is calculated based on the initial interest only period.

(4) Lion Industrial Pooled Five-Year & Lion Industrial Seven-Year Mortgage Loans
- With respect to the 31 mortgaged properties in which the borrower has a leasehold interest in the property, the fee owner of the property, an affiliate of the borrower but not an SPE, is obligated under the related mortgage.

(5) Lion Industrial Pooled Five-Year and Lion Industrial Pooled Seven-Year Mortgage Loans - Verizon Services, has exercised its option to terminate its lease at the property known as South Shore Dist (140 Laurel St.) in Plymouth County, Massachusetts. The tenant indicated it will vacate the premises on or before June 1, 2004. In the event that all of the space under this lease is not relet to a tenant acceptable to lender by May 1, 2004, the borrower is required to deposit $884,789.00 or deliver a letter of credit in such amount (in each case, less any amounts payable by tenants under leases for less than all of the space) to be held as additional collateral for the loan. Such amounts will be returned to the borrower after all of the space has been relet to one or more satisfactory tenants.

(6) Appraised Value and LTV for the South Shore Dist (140 Laurel St.) Property and the South Shore Dist (Office) Property is based on the "Stabilized" value of $20.7 million as of April 1, 2004. The "Stabilized" value assumes occupancy stabilization. The occupancy as of 12/11/03 was 67.0% and 12.9% respectively for each property. For updated information regarding these properties, please refer to Exhibit C.

(7) The "As Stabilized" value of $6,640,000 for the Switzer III Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 15 months with an "As Stabilized" occupancy of 92%. The occupancy as of 11/11/03 was 28.8%.

(8) The "As Stabilized" value of $12,600,000 for the Westbrook III Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 15 months with an "As Stabilized" occupancy of 92%. The occupancy as of 12/18/03 was 0.0%.

(9) The "As Stabilized" value of $4,600,000 for the Westbrook IV Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 12 months with an "As Stabilized" occupancy of 92%. The occupancy as of 11/11/03 was 69.5%.

(10) Lion Industrial Pooled Seven-Year Mortgage Loan - Amortization term follows an approximate 361 month schedule after its five year IO period has elapsed.

(11) In connection with determining the LTV Ratio at Maturity for the Lion Industrial Pooled Seven-Year Mortgage Loan (after the IO period), we assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the calculated LTV Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) is based on 26.3% of the Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

(12) The Two Commerce Square $66,000,000 loan represents a 50% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(13) The Two Commerce Square Mortage Loan's payment schedule is based on a fixed principal payment structure which adjusts throughout the loan term as follows (based on the $132,000,000 Whole Loan Amount):

                Payment Period                        Fixed Principal Payment
                9/9/2003 - 12/9/2003                     307,600.00
                1/9/2004 - 12/9/2004                     448,808.97
                1/9/2005 - 12/9/2005                     442,424.00
                1/9/2006 - 12/9/2006                     459,258.80
                1/9/2007 - 12/9/2007                     378,733.33
                1/9/2008 - 12/9/2008                     119,999.70
                1/9/2009 -  4/9/2010                      39,582.70
                5/9/2010 -  4/9/2013                      41,666.00
                5/9/2013                                       0.00

(14) The original and remaining amortization shown for the Two Commerce Square Loan was calculated by backing into a constant principal and interest payment of $853,543.45, using the balloon balance and maturity date.

(15) DSCR for the Two Commerce Square Loan is based on the Whole Loan net cash flow and average debt service from 04/2004 through 03/2005, which includes $5,366,553 of amortization.

(16) Appraised Value and LTV for the Aurora City Place Loan is based on the "Stabilized" value of $65.7 million as of December 1, 2003. The "Stabilized" value assumes construction completion and occupancy stabilization. Construction has been completed and the occupancy as of 1/31/04 was 98.5%. The "As Is" value as of June 20, 2003 was $63.9 million.

(17) The Trinity Centre $39,400,000 loan represents a 40.0% pari passu interest in a $98,500,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $98,500,000 financing.

(18) The Carmel Mountain $35,500,000 loan represents a 50.0% pari passu interest in a $71,000,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $71,000,000 financing.

(19) Appraised Value and LTV for the Hickory Ridge Loan is based on the "Stabilized" value of $42.75 million as of December 29, 2003. The "Stabilized" value assumes occupancy stabilization. The occupancy as of 11/20/03 was 100.0%.

(20) Appraised Value and LTV for the Pacific Town Center Loan is based on the "Stabilized" value as of October 16, 2003. The "Stabilized" value assumes build-out completion of 2,040 SF of vacant shop space (1.4% of NRA) to a vanilla shell. The cut-off date balance and the "As Is" value as of September of $21.29 million yields a cut-off date LTV of 74.93%.

(21) For the Benchmark Loan, Limited purpose and separateness covenants in loan documents and in general partner's organizational documents (not in borrower's organization documents), plus non-consolidation opinion, plus independent director.

(22) The Amdocs Mortgage Loan will sweep all excess cash flow if tenant (Amdocs Champaign, Inc.) (i) at any time gives notice it will not exercise the lease extension option in either of its leases, (ii) begining 24 months prior to expiration of tenant's two lease terms (first expiring December 31, 2011, second expiring January 31, 2012), tenant does not exercise its applicable lease extension option, or extend its applicable lease on terms reasonably satisfactory to Lender. Borrower may deposit with Lender a Letter of Credit in the principal amount of $2,000,000 in lieu of such cash flow sweep.

(23) The Village Center Mortgage loan was modified on in conjunction with the Borrower's permitted transfer to a Level II SPE entity. Effective February 10, 2004 the interest rate decreased from 5.69% to 5.65%, however the monthly debt service will remain based on the original P&I of $56,293.71 for the entire term of the loan.

(24) Most recent financials for Copley-Spruce Multifamily Portfolio includes 10 months annualized ending 10/31/03 for Copley Place Apartments and 2002 numbers for Spruce Street. 2003 numbers for Spruce Street were not available. Second most recent financials reflect 2002 numbers for both Copley Place Apartments and Spruce Street.

(25) Appraised Value and LTV for the Park Plaza Shopping Center Loan is based on the "Stabilized" value as of May 1, 2004. The "Stabilized" value assumes deferred maintenance and short-term lease up costs for three vacant spaces with pending leases have been absorbed. The cut-off date balance and the "As Is" value as of September 11, 2003 of $7.375 million yields a cut-off date LTV of 71.59%.

(26) The Lowe's Ontario Ohio Loan and BJ's Geneva New York Loan were made to the same non-SPE borrower and these loans are not cross-collateralized or cross-defaulted.

(27) For the 1527-1531 York Avenue Loan, with respect to the Net Rentable Area SF/Units, Loan Per Net Rentable Area SF/Units and Percent Leased fields, based only on the multifamily portion of the property.

                                   APPENDIX C

                 MORTGAGE LOAN NO. 1 - LION INDUSTRIAL PORTFOLIO






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                                      C-1

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 1 -- LION INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                PMCF

LOAN PURPOSE:                        Refinance

ORIGINAL BALANCE: (1)                $92,800,000

CUT-OFF DATE BALANCE: (1)            $92,800,000

FIRST PAYMENT DATE:                  02/01/2004

INTEREST RATE:                       Five-Year Tranche = 4.2600%
                                     Seven-Year Tranche = 4.7400%

AMORTIZATION TERM: (2)               Five-Year Tranche, Yrs 1-5 I/O
                                     Seven-Year Tranche, Yrs 1-5 I/O,
                                     Yrs 6-7 360 months

ARD:                                 No

ANTICIPATED REPAYMENT DATE:          NAP

MATURITY DATE:                       Five-Year Tranche = 01/01/2009
                                     Seven-Year Tranche = 01/01/2011

EXPECTED MATURITY BALANCE: (1)       $68,393,600       Five-Year Tranche
                                     $23,668,116       Seven-Year Tranche

SPONSOR(S):                          Lion Industrial Property, LP, Lion
                                     Industrial Trust

INTEREST CALCULATION:                30/360

CALL PROTECTION: (3)                 Yield Maintenance with no lockout period.

CUT-OFF DATE BALANCE PER SF: (1)     $17.31

UP-FRONT RESERVES:                   NAP

ONGOING RESERVES:                    RE Tax:           Springing (4)
                                     Insurance:        Springing (4)

OTHER RESERVES: (5)                  Verizon

LOCKBOX:                             NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (6)              AAA/AAA

SINGLE ASSET/PORTFOLIO:         Portfolio

PROPERTY TYPE:                  Industrial

PROPERTY SUB-TYPE:              Flex

LOCATION:                       See Table Below

YEAR BUILT/RENOVATED:           Various

PERCENT LEASED:  (7)            See Table Below

SQUARE FOOTAGE:                 See Table Below

THE COLLATERAL:                 43 cross-collateralized industrial properties
                                located in eight Metropolitan Statistical Areas
                                ("MSA's")

OWNERSHIP INTEREST:  (8)        Fee

                                                                 LEASE
MAJOR TENANTS                      % NRA       RENT PSF        EXPIRATION
-------------                      -----       --------        -----------
See Table Below


PROPERTY MANAGEMENT:            Various (see comment below)

U/W NET CASH FLOW:              $18,991,902

APPRAISED VALUE:  (9)           $274,415,000

CUT-OFF DATE LTV RATIO: (1)     33.8%

LTV RATIO AT MATURITY: (10)     33.8% @ 5yr maturity

LTV RATIO AT MATURITY: (10)     32.8% @ 7yr maturity

U/W DSCR (I/O): (1)             4.67x

U/W DSCR (AMORTIZING): (10)     3.27X
--------------------------------------------------------------------------------

(1) The subject $92,800,000 loan represents the senior ("A") portion of a $185,600,000 total mortgage debt. All Cut-off Date Balance per SF, LTV and DSCR numbers in this table are based on the $92,800,000 senior financing, excluding the LTV ratio at maturity and U/W DSCR (amortizing). The senior financing is comprised of two Tranches, the Five-Year Tranche, with an original balance of $68,393,600; and the Seven-Year Tranche, with an original balance of $24,406,400.

(2) Lion Industrial Portfolio Seven-Year - Amortization term follows an approximate 361 month schedule after its five year IO period has elapsed.

(3) Five-Year = Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84) and YM(59)/OPEN(1). Yield Maintenance for Seven-Year = Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(83)/OPEN(1).

(4)   Reserves triggered after an event of default under the loan documents.

(5) Telesector Resources Group, Inc., d/b/a Verizon Services, exercised its option to terminate its lease at the property known as South Shore Dist (140 Laurel St.) in Plymouth County, Massachusetts. The tenant indicated it will vacate the premises on or before June 1, 2004. In the event that all of the space under this lease is not relet to a tenant acceptable to lender by May 1, 2004, the borrower is required to deposit $884,789.00 or deliver a letter of credit in such amount (in each case, less any amounts payable by tenants under leases for less than all of the space) to be held as additional collateral for the loan. Any amounts remaining after all of the space has been relet to one or more tenants which are satisfactory to lender shall be returned to the borrower.

(6) Fitch, Inc. and Standard and Poor's Ratings Services have confirmed that the Lion Industrial Portfolio has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "AAA"/"AAA" by Fitch, Inc. and Standard and Poor's Ratings Services, respectively.

(7) Percent Leased is based on rent rolls dated between November 11, 2003 and December 18, 2003.

(8) With respect to the 31 mortgaged properties in which the borrower has a leasehold interest in the property, the fee owner of the property, an affiliate of the borrower but not an SPE, is obligated under the related mortgage.

(9) Appraisals and their associated values range in date from December 31, 2002 to December 31, 2003.

(10) In connection with determining the Underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV Balloon Value for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period), it was assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV Balloon Value for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) was calculated based on 26.3% of the Underwritten NOI, Underwritten Net Cash Flow and Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

THE LION INDUSTRIAL PORTFOLIO LOAN.

     THE LOAN. The largest loan group (the "Lion Industrial Portfolio Loans") in the amount of $92,800,000, is evidenced by the A-Note (the "A-Note"), which is the senior portion of a $185,600,000 loan originated by Prudential Mortgage Capital Company, LLC. The B-Note (the "B-Note") is in the amount of $92,800,000 and is currently held by The Prudential Insurance Company of America. Each of the A-Note and B-Note are comprised of two tranches (described as two separate senior loans and two separate junior loans in the prospectus supplement) that are secured by the same collateral but have differing maturities. The A-Note consists of a Five-Year Tranche totaling $68,393,600 (the "A-Note tranche A") and a Seven-Year Tranche totaling $24,406,400 (the "A-Note tranche B"). The B-Note consists of a Five-Year Tranche totaling $68,393,600 (the "B-Note tranche A") and a Seven-Year Tranche totaling $24,406,400 (the "B-Note tranche B").

     THE BORROWER. The Borrower is a newly formed, bankruptcy-remote single-purpose entity. Borrower's counsel delivered a non-consolidation opinion in connection with the loan closing. The borrower is controlled by Lion Industrial Trust.

     THE PROPERTY. The collateral, which consists of a flex industrial portfolio, is located in the MSA's of Atlanta (5 properties), Boston (3 properties), Dallas (5 properties), Houston (5 properties), San Antonio (4 properties), Kansas City (3 properties), Los Angeles (14 properties), and Louisville (4 properties). Please see the chart below for more specific property level information.

--------------------------------------------------------------------------------------------------------------
                                                                        APPROX.                    PERCENT
                                                                        SQUARE                     LEASED
              PROPERTY NAME                      CITY         STATE      FEET     LOAN PSF(1)       (2)
--------------------------------------------------------------------------------------------------------------
2171 KINGSTON COURT NORTH                 Marietta             GA       63,214       $15.07         70.8%
KINGSTON CT. BUS. PARK # 2                Marietta             GA       76,380       $15.03         73.4%
KINGSTON CT. BUS. PARK # 3                Marietta             GA       91,663       $17.21         77.8%
KINGSTON CT. BUS. PARK # 4                Marietta             GA        9,396       $22.19         62.1%
PEACHTREE 8 & 9                           Norcross             GA       98,928       $23.91         92.4%
RECALL BTS (FIVE BEEMAN ROAD)             Northborough         MA       40,935       $36.54        100.0%
SOUTH SHORE DIST (140 LAUREL ST.) (3)     East Bridgewater     MA      468,996       $11.12         67.0%
SOUTH SHORE DIST (OFFICE)                 East Bridgewater     MA       54,222       $13.73         12.9%
ALLEN STATION                             Allen                TX      217,900       $22.42         0.0%
PEACHTREE CENTER                          Mesquite             TX      396,750       $10.98         28.5%
NORTHGATE IV, BUILDING 11                 Garland              TX       69,650       $12.31         0.0%
PARKWAY PLAZA (AVENUE H)                  Arlington            TX       80,199       $17.09         96.0%
WOODLANDS BUSINESS PARK                   Grand Prairie        TX       91,854       $15.02         86.0%
CENTRAL 1, 2                              Houston              TX      186,113       $11.96         72.8%
COLE CREEK BLDG. 1                        Houston              TX      197,808       $14.52         66.8%
EASTPORT 1, 3                             Houston              TX      366,595       $10.86         76.7%
WESTPARK 1, 2                             Houston              TX      131,255       $12.91         86.1%
WESTPARK 3, 4                             Houston              TX       75,314       $21.00         73.7%
SWITZER III                               Shawnee              KS      129,009       $18.85         28.8%
WESTBROOK III                             Lenexa               KS       96,448       $47.64         0.0%
WESTBROOK IV                              Lenexa               KS       49,527       $36.85         69.5%
IRWINDALE PH 1 - BUILDING 6               Irwindale            CA      324,520       $18.75        100.0%
IRWINDALE PH 1 - BUILDING 7               Irwindale            CA      155,960       $18.96        100.0%
IRWINDALE PH 1 - BUILDING 8               Irwindale            CA       41,430       $24.76        100.0%
IRWINDALE PH 1 - BUILDING 10              Irwindale            CA      140,400       $21.71        100.0%
IRWINDALE PH 1 - BUILDING 12              Irwindale            CA       93,180       $22.14         78.2%
IRWINDALE PH 1 - BUILDING 13              Irwindale            CA      206,584       $21.58         82.6%
IRWINDALE PH 1 - BUILDING 14              Irwindale            CA       35,300       $32.49         99.1%
IRWINDALE PH 1 - BUILDING 15              Irwindale            CA       31,580       $32.39         98.7%
--------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                                              U/W          LEASE
              PROPERTY NAME                MAJOR TENANT                 SF         % NSF   RENT PSF     EXPIRATION
----------------------------------------------------------------------------------------------------------------------
2171 KINGSTON COURT NORTH               Creative Colors                30,376       48.1%     $4.89       05/31/08
KINGSTON CT. BUS. PARK # 2              Tile Contractors               15,300       20.0%     $5.53       02/28/05
KINGSTON CT. BUS. PARK # 3              Sedgefield Interiors           20,323       22.2%     $4.86       08/31/15
KINGSTON CT. BUS. PARK # 4              Vertisys Corp.                  3,890       41.4%     $7.68       08/31/06
PEACHTREE 8 & 9                         Endress & Hauser               49,464       50.0%     $8.16       10/31/04
RECALL BTS (FIVE BEEMAN ROAD)           Recall Total Info.             40,935      100.0%    $10.33      06/30/15
SOUTH SHORE DIST (140 LAUREL ST.) (3)   Verizon Services              297,982       63.5%     $4.20       07/31/07
SOUTH SHORE DIST (OFFICE)               Shaws Supermarket               7,000       12.9%     $5.70       07/02/04
ALLEN STATION                           NAP                               NAP        NAP        NAP          NAP
PEACHTREE CENTER                        Gulf Medical Supply           113,215       28.5%     $3.00       06/30/11
NORTHGATE IV, BUILDING 11               NAP                               NAP        NAP        NAP          NAP
PARKWAY PLAZA (AVENUE H)                Tripmaster                     16,808       21.0%     $5.50       12/31/06
WOODLANDS BUSINESS PARK                 Luverne Truck Equipment        12,070       13.1%     $3.60       09/30/08
CENTRAL 1, 2                            A Luma Craft                   46,400       24.9%     $2.50       10/31/08
COLE CREEK BLDG. 1                      Omnigroup, Inc.                75,744       38.3%     $3.52       02/28/10
EASTPORT 1, 3                           Kroger Texas, L.P.             71,135       19.4%     $3.00       03/31/04
WESTPARK 1, 2                           Dollar House                   29,399       22.4%     $2.93       12/31/06
WESTPARK 3, 4                           Liberty Data Products           9,940       13.2%     $5.44       08/31/05
SWITZER III                             Bushnell Corp.                 37,205       28.8%     $5.00         MTM
WESTBROOK III                           NAP                               NAP        NAP        NAP          NAP
WESTBROOK IV                            Champion Window                17,222       34.8%     $9.90       09/30/09
IRWINDALE PH 1 - BUILDING 6             California Community          324,520      100.0%     $4.50       10/31/11
IRWINDALE PH 1 - BUILDING 7             Turbo Wholesale               107,960       69.2%     $4.80       10/31/07
IRWINDALE PH 1 - BUILDING 8             Gibson Enterprise              41,430      100.0%     $6.37       07/31/08
IRWINDALE PH 1 - BUILDING 10            Superior Communications       140,400      100.0%     $5.30       09/30/06
IRWINDALE PH 1 - BUILDING 12            Q & B Foods, Inc.              26,263       28.2%     $7.38       08/31/05
IRWINDALE PH 1 - BUILDING 13            Brand Emporium                 97,544       47.2%     $5.25       09/30/09
IRWINDALE PH 1 - BUILDING 14            Superior Communications        11,545       32.7%     $8.49       09/30/06
IRWINDALE PH 1 - BUILDING 15            Pinkerton's Inc.                 4,497      14.2%    $14.04       10/31/07
----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                        APPROX.                   PERCENT
                                                                        SQUARE                    LEASED
              PROPERTY NAME                      CITY         STATE      FEET     LOAN PSF(1)       (2)
-------------------------------------------------------------------------------------------------------------
IRWINDALE PH 2 - BUILDING 18              Irwindale            CA      127,440       $19.00          0.0%
IRWINDALE PH 2 - BUILDING 19              Irwindale            CA       86,650       $20.47        100.0%
IRWINDALE PH 2 - BUILDING 20              Irwindale            CA      147,583       $18.74         57.3%
IRWINDALE PH 2 - BUILDING 21              Irwindale            CA      300,000       $17.13        100.0%
IRWINDALE PH 2 - BUILDING 22              Irwindale            CA       59,890       $19.47          0.0%
IRWINDALE PH 2 - BUILDING 23              Irwindale            CA       94,560       $19.02          0.0%
DECIMAL POINT # 1                         Jeffersontown        KY       30,000       $23.59        100.0%
DECIMAL POINT # 3                         Jeffersontown        KY       58,200       $15.61         48.8%
DECIMAL POINT # 4                         Jeffersontown        KY       31,200       $45.54         60.4%
DECIMAL POINT SERVICE CTR # 5             Jeffersontown        KY       29,824       $23.39        100.0%
1734 CENTENNIAL #1                        San Antonio          TX       81,009       $10.88        100.0%
1734 CENTENNIAL #2                        San Antonio          TX      110,839       $11.13        100.0%
1734 CENTENNIAL #3                        San Antonio          TX      149,000        $9.17        100.0%
NETWORK TECH CENTER III (Data Tech)       San Antonio          TX       33,855       $28.03        100.0%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

                                                                                     U/W           LEASE
              PROPERTY NAME                   MAJOR TENANT         SF     % NSF    RENT PSF      EXPIRATION
-------------------------------------------------------------------------------------------------------------
IRWINDALE PH 2 - BUILDING 18               NAP                       NAP      NAP      NAP          NAP
IRWINDALE PH 2 - BUILDING 19               California Custom      86,650   100.0%    $5.22       10/31/13
IRWINDALE PH 2 - BUILDING 20               Scholastic Inc.        84,543    57.3%    $5.10       08/31/10
IRWINDALE PH 2 - BUILDING 21               Mountain Gear         300,000   100.0%    $4.44       09/30/08
IRWINDALE PH 2 - BUILDING 22               NAP                       NAP      NAP      NAP          NAP
IRWINDALE PH 2 - BUILDING 23               NAP                       NAP      NAP      NAP          NAP
DECIMAL POINT # 1                          Impressions, Inc.      10,738    35.8%    $6.65       04/30/09
DECIMAL POINT # 3                          SE Christian           15,686    27.0%    $4.70       06/30/08
DECIMAL POINT # 4                          CSX Transportation     14,972    48.0%   $15.00       05/31/07
DECIMAL POINT SERVICE CTR # 5              Intertel Tech           6,227    20.9%    $8.40       07/31/07
1734 CENTENNIAL #1                         Miller Curtain         81,009   100.0%    $2.91      3/30/2004
1734 CENTENNIAL #2                         Miller Curtain        110,839   100.0%    $3.00      3/30/2004
1734 CENTENNIAL #3                         Miller Curtain        149,000   100.0%    $4.00     11/30/2004
NETWORK TECH CENTER III (Data Tech)        Twigland Fashions      21,875    64.6%    $8.24      9/22/2007
-------------------------------------------------------------------------------------------------------------

(1) Loan PSF based on the allocated portion of the A-Note.

(2) Percent Leased based on rent rolls dated between November 11, 2003 and December 18, 2003.

(3) Telesector Resources Group, Inc., d/b/a Verizon Services, exercised its option to terminate this lease and indicated it will vacate the premises on or before June 1, 2004. In connection with this lease termination, under certain circumstances described above under "Other Reserves," the borrower may be required to reserve up to $884,789.00.

     PROPERTY MANAGEMENT. The following property managers provide management at one or more of the properties listed above: Clarion, Tramwell Crow Services, Inc., Fortis Group, LLC, Levco Development Corp., and Travis Commercial Management, Ltd.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

     ADDITIONAL INDEBTEDNESS. The B-Note is secured by the same mortgages that secure the Lion Industrial Portfolio Loans.

     GROUND LEASE. None.

     RELEASE AND SUBSTITUTION OF PARCELS. The borrower has the right to obtain a release of an individual mortgaged property, in connection with a substitution of a new property or a prepayment, subject to the satisfaction of conditions set forth in the loan documents, including, among other things, consent to certain conditions by the holder of the B-Note, payment of a release price equal to 110% of the allocated loan amount for such mortgaged property (in connection with a prepayment), payment of a fee (in connection with a substitution) and the satisfaction of certain DSCR and LTV tests; provided, however, if such DSCR and LTV tests are not satisfied, the loan documents permit the borrower to pay to the holders of the notes, such amount (together with prepayment premium) as would be necessary to bring the DSCR and LTV to the required level; provided further, the DSCR and LTV tests (and certain other requirements) will be waived in connection with a release that occurs in connection with the exercise of a purchase option by four tenants (defined in the related mortgages). The release price or substitution fee, as applicable, and any additional amounts paid to satisfy the DSCR and LTV tests, together with prepayment premium, will be applied as follows: (i) if the release occurs on or before January 1, 2009, 73.7% of such amount will be applied on a pro rata basis to reduce the A-Note tranche A and the B-Note tranche A, and (ii) if the release occurs after January 1, 2009, 100% of such amount will be applied on a pro rata basis to reduce the A-Note tranche B and the B-Note tranche B. In connection with a release of the parcel known as the Cole Creek Undeveloped Parcel, the release does not require satisfaction of DSCR or LTV tests or delivery of a release price. The consent rights of the holder of the B-Note regarding release and substitution will remain with the holder of the B-Note, notwithstanding any appraisal reduction that may occur with respect to the Lion Industrial Portfolio Loans.

                   MORTGAGE LOAN NO. 2 - TWO COMMERCE SQUARE
















                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 2 - TWO COMMERCE SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                WFB

LOAN PURPOSE:                        Refinance

ORIGINAL BALANCE: (1)                $66,000,000

CUT-OFF DATE BALANCE: (1)            $64,711,587

FIRST PAYMENT DATE:                  09/09/2003

INTEREST RATE:                       6.3000%

AMORTIZATION TERM: (2)               319 months

ARD:                                 No

ANTICIPATED REPAYMENT DATE:          NAP

MATURITY DATE:                       05/09/2013

EXPECTED MATURITY BALANCE(1)         $53,222,802

SPONSOR(S):                          Thomas Development Partners, LP

INTEREST CALCULATION:                Actual / 360

CALL PROTECTION:                     31-payment lockout from date of
                                     origination, with U.S. Treasury defeasance for the following 83 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)     $135.77

UP-FRONT RESERVES:                   Debt Service:          $500,000
                                     RE Tax:                $1,412,472
                                     Insurance:             $200,255
                                     CapEx / TI / LC:       $1,388,133
                                     Other:                 $25,928

ONGOING RESERVES: (3)                Debt Service:          Replenished to
                                                            $500,000
                                     RE Tax:                $238,424 / month

                                     CapEx / TI / LC /
                                     Rollover Costs: (4)    $178,739 / month
                                     Other:                 $2,000 / month

LOCKBOX:                             In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (5)                  A-/BBB-

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Office

PROPERTY SUB-TYPE:                  Urban

LOCATION:                           Philadelphia, PA

YEAR BUILT/RENOVATED:               1991/NAP

PERCENT LEASED: (6)                 97.5%

SQUARE FOOTAGE:                     953,276

THE COLLATERAL:                     40-story Class A office building

OWNERSHIP INTEREST:                 Fee

                                                                   LEASE
MAJOR TENANTS                    % NRA         RENT PSF         EXPIRATION
-------------                    -----         --------         ----------
New York Central Lines           38.6%          $30.00          06/23/2008
                                 40.4%          $30.00          06/23/2009
                                 -----          ------
                                 79.0%          $30.00

Ernst & Young                     7.7%          $18.00          09/30/2013
                                  1.5%          $24.00          09/30/2007
                                 ----           ------
                                  9.1%          $18.96

PROPERTY MANAGEMENT:                Thomas Development Partners, LP

U/W NET CASH FLOW:                  $22,949,980

APPRAISED VALUE: (7)                $205,000,000

CUT-OFF DATE LTV RATIO: (1)         63.1%

LTV RATIO AT MATURITY: (1)          51.9%

U/W DSCR: (8)                       1.70x
--------------------------------------------------------------------------------


(1) The subject $66,000,000 loan represents a 50.0% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Cut-off Date Balance per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(2) See Appendix B, to the prospectus supplement, footnotes for a more detailed explanation of the varying P&I payments.

(3) In the event the Two Commerce Square Borrower receives an amount from any tenant relating to the termination of such tenant's lease, the Two Commerce Square Borrower is required to deposit such amount into an escrow account for certain tenant improvements, leasing commissions and rent deficiencies that may be incurred with respect to such lease termination.

(4) From and after 07/01/2009, the monthly CapEx/TI/LC/Rollover deposit will be $79,440.

(5) Fitch, Inc. and Standard and Poor's Ratings Services have confirmed that the Two Commerce Square Loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A-"/"BBB-" by Fitch, Inc. and Standard and Poor's Ratings Services, respectively.

(6) Percent Leased is based on the rent roll dated October 31, 2003.

(7) As of May 16, 2003.

(8) DSCR is based on net cash flow and average debt service for 04/2004 through 03/2005, which includes $5,366,553 of amortization.

THE TWO COMMERCE SQUARE LOAN.

     THE LOAN. The second largest loan (the "Two Commerce Square Loan") is a $66,000,000 pari passu note (the "Two Commerce Square Note") in a $132,000,000 first mortgage loan that is secured by a first priority Mortgage, Assignment of Leases and Rents and Security Agreement (the "Two Commerce Square Mortgage") encumbering a 40-story Class A office tower known as Two Commerce Square and located in Philadelphia, PA (the "Two Commerce Square Property"). The Two Commerce Square Loan is part of a mortgage loan that was originated in 1990 as a construction loan by Bank of America National Trust and Savings Association ("BofA"), restructured by BofA in 1996, purchased by Morgan Stanley Mortgage Capital, Inc. ("MSMC") and Deutsche Bank Trust Company Americas ("DB") in 2002 and completely restructured on 07/31/2003.

     THE BORROWER. The borrower is Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership (the "Two Commerce Square Borrower") that owns no material asset other than the Two Commerce Square Property and related interests. The Two Commerce Square Borrower was not originally structured as a bankruptcy- remote entity; however in connection with the 07/31/2003 restructuring of the Two Commerce Square Loan, the Two Commerce Square Borrower agreed to comply with certain special purpose entity covenants. The Two Commerce Square Borrower is sponsored by Thomas Development Partners, LP, which owns approximately 8.5 million sq.ft. of office space nationwide and has approximately an additional 6 million sq.ft. under development.

     THE PROPERTY. The Two Commerce Square Property is a 40-story Class A office building that contains approximately 953,276 sq.ft. Constructed in 1991, the property is located in the Market West submarket of Center City Philadelphia. Center City contains over 100 office buildings totaling over 44 million sq.ft. and contains many of Philadelphia's cultural attractions, including Independence Hall, the Liberty Bell, the United States Mint, the Franklin Institute and the Philadelphia Museum of Art. The Market West section of Center City contains all of the new generation office towers built in Philadelphia in the 1980s and 1990s. Chestnut and Walnut Streets, which are located two and three blocks south of Two Commerce Square, respectively, are the major retail centers in Center City.

     SIGNIFICANT TENANTS. New York Central Lines ("NYCL"), which leases assets to Conrail, Inc. (the owner of the primary freight railroad system serving the US northeast and northwest and Canada), leases 752,999 sq.ft. (79.0% of the total square footage) in the Two Commerce Square Property. Approximately one-half of this space expires 06/23/2008 and the balance of such space expires 06/23/2009. NYCL does not currently occupy any of the space covered by this lease (the "NYCL Lease"); however, 685,968 sq. ft. (91.1%) of this space has been sublet to approximately 11 different subtenants. 50.0% of the square footage covered by these subleases (the "NYCL Subleases") are sublet for terms that expire after the expiration of the NYCL lease and convert to direct leases with the Two Commerce Square Borrower upon such expiration of NYCL's lease. NYCL's total rent obligation is approximately $41.83psf and the average total rent obligation under the NYCL Subleases are currently approximately $24.39psf; however, as a result of contractual rent steps and/or additional rent from these subtenants, the rent paid under the NYCL Sublease that will convert to direct leases upon the expiration of the NYCL Lease may be higher.

     PROPERTY MANAGEMENT. The Two Commerce Square Property is managed by Thomas Development Partners, LP, the sponsor of the Two Commerce Square Borrower. Such property manager also manages an office building known as One Commerce Square, which is located across an open-air plaza from Two Commerce Square Property and is owned by an affiliate of the Two Commerce Square Borrower. An affiliate of the Two Commerce Square Borrower also owns the office building known as One Commerce Square, which is located across the street from, and is managed by the same property manager as, the Two Commerce Square Property.

     MEZZANINE LOANS AND PREFERRED EQUITY INTERESTS. Affiliates of DB have made three mezzanine loans to the Two Commerce Square Borrower. The 100% equity owner of the Two Commerce Square Borrower (the "Two Commerce Square Senior Mezzanine Borrower") has pledged such equity interests as collateral for a $49,130,000 senior mezzanine loan (the "Two Commerce Square Senior Mezzanine Loan"). The Two Commerce Square Senior Mezzanine Loan matures 01/09/2010, and has an initial interest rate of 17.1%, adjusting monthly so that the combined interest rate of the A notes and Two Commerce Square Senior Mezzanine Loan equals 9.23% and the senior mezzanine loan has total scheduled amortization payments of $12,095,868 during its term. The 100% equity owner of the Two Commerce Square Senior Mezzanine Loan Borrower (the "Two Commerce Square Class A Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $3,500,000 mezzanine loan (the "Two Commerce Square Class A Junior Mezzanine Loan"). The Two Commerce Square Class A Junior Mezzanine Loan is an interest only, fixed rate loan that matures 01/09/2010. The 100% equity owner of the Two Commerce Square Class A Junior Mezzanine Loan Borrower (the "Two Commerce Square Class B Junior Mezzanine Borrower") has pledged such equity interests as collateral for a $24,457,340 mezzanine loan (the "Two Commerce Square Class B Junior Mezzanine Loan"). The Two Commerce Square Class B Junior Mezzanine Loan is an interest only (accrual), fixed rate loan that matures 01/09/2010 (such maturity date may be extended to 07/09/2011) at the sole direction of the lender under the Two Commerce Square Class B Junior Mezzanine Loan. The Two Commerce Square Borrower is the borrower under each of the foregoing mezzanine loans; however such loans provide that there is no recourse to the Two Commerce Square Borrower or the Two Commerce Square Property for repayment thereof, but instead each mezzanine lender has recourse only to the related collateral thereunder. A $2,000,000 preferred equity contribution by Thomas Development Partners - CS, LLC, an affiliate of the Two Commerce Square Borrower, was made to TCS SPE 2, L.P., the guarantor of the Two Commerce Square Class A Junior Mezzanine Loan. Payments on such preferred equity are required to be made on a pro rata basis with payments on the Two Commerce Square Class A Junior Mezzanine Loan. The total outstanding amount, as of September 1, 2003,of the mortgage loans, mezzanine loans and preferred equity relating to the Two Commerce Square Property is approximately $211,087,340, which is greater than the $205,000,000 appraised value of the Two Commerce Square Property. The Two Commerce Square mezzanine loans mature prior to the maturity date of the Two Commerce Square Loan and, if not repaid at their maturity, may result in a change of control of the related borrower. The Two Commerce Square Loan may not be refinanced unless the Two Commerce Square Borrower obtains the prior consent of the Two Commerce Square mezzanine lenders.


     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                     MORTGAGE LOAN NO. 3 - THE CURTIS CENTER














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                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 3 - THE CURTIS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              BSCMI

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $63,000,000

CUT-OFF DATE BALANCE:              $62,710,316

FIRST PAYMENT DATE:                11/01/2003

INTEREST RATE:                     6.0900%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     10/01/2013

EXPECTED MATURITY BALANCE:         $53,688,216

SPONSOR(S):                        Oaktree Capital Management, LLC and
                                   affiliated real estate opportunity funds

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   29-payment lockout from date of origination,
                                   subject to prepayment with a premium equal to the greater of 1% and yield maintenance for the following 88 payments and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:       $74.82

UP-FRONT RESERVES:                 RE Tax:             $1,165,014
                                   Insurance:          $135,901
                                   Replacement:        $10,497
                                   TI / LC:            $62,500

ONGOING RESERVES:                  RE Tax:             $166,431 / month
                                   Insurance:          $33,975 / month
                                   Replacement:        $10,497 / month
                                   TI / LC:(1)         $62,500 / month

LOCKBOX:                           In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          Philadelphia, PA

YEAR BUILT/RENOVATED:              1909-1921/1984

PERCENT LEASED: (2)                85.6%

SQUARE FOOTAGE:                    838,168

THE COLLATERAL:                    A Class A office building located in Center
                                   City Philadelphia, PA with historical
                                   landmark designation.

OWNERSHIP INTEREST:                Fee


                                                                   LEASE
MAJOR TENANTS                      % NRA           RENT PSF      EXPIRATION
-------------                      -----           --------      ----------
GSA                                24.4%           $21.52         Various
Elsevier Science Inc.              12.9%           $19.20         06/30/2006
Margolis Edelstein                 8.4%            $18.30         06/30/2006

PROPERTY MANAGEMENT:               The Kevin F. Donohoe Company, Inc., an
                                   affiliate of the borrower.

U/W NET CASH FLOW:                 $6,261,277

APPRAISED VALUE: (3)               $84,500,000

CUT-OFF DATE LTV RATIO:            74.2%

LTV RATIO AT MATURITY:             63.5%

U/W DSCR:                          1.37x
--------------------------------------------------------------------------------

(1) Capped at $3,000,000.
(2) Percent Leased is based on rent roll dated October 31, 2003.
(3) As of July 22, 2003.

THE CURTIS CENTER LOAN.

     THE LOAN. The third largest loan (the "Curtis Center Loan") is a $63,000,000 first mortgage loan, secured by the borrower's fee simple interest in a Class A office building located in Philadelphia, Pennsylvania.

     THE BORROWER. The borrower is Independence Square Venture, L.P., a single purpose entity with two independent directors; the borrower has no material assets other than the property and related interests. The lender received a non-consolidation opinion at closing. The borrower is sponsored by a number of real estate funds managed by Oaktree Capital Management, LLC, a U.S.-based investment management firm with more than $26 billion in assets under management as of September 30, 2003. Oaktree Capital Management, LLC was founded in April 1995 by seven of its principals and has since grown to comprise 11 principals and 275 staff members in New York, Los Angeles, Tokyo, London and Singapore.

     THE PROPERTY. The Curtis Center, a designated historic landmark, is a 838,168 sq.ft. Class A office building located in Philadelphia, Pennsylvania directly west of Independence Square and directly north of Washington Square. The property was constructed in various stages between 1909 and 1921, and in 1984 it underwent a significant $80 million renovation. In addition, over the past five years, the borrower has spent an additional $12.0 million in tenant improvements and $3.2 million in capital expenditures. The Curtis Center offers numerous amenities to its tenants including: a 300-space valet parking garage located on the two below-ground levels, a 2,511 sq.ft. conference center on the 7th floor; a 3,723 sq.ft. health club on the lower level and a separate 2,800 sq.ft. health club that is leased and operated by the U.S. Department of Labor for its own employees in the building; a postal center; a free concierge service located in the lobby; a child care center for the employees; and a free limousine service.

     The Curtis Center is located in close proximity to many public transportation options, as well as many major highways and thoroughfares. All of the major public transportation options serving the central business district of Philadelphia -- including SEPTA commuter train lines to the western Philadelphia suburbs, the PATCO High Speed train line to New Jersey, the Market/Frankford subway and elevated train lines, and SEPTA's Center City bus loop -- stop within a few blocks of The Curtis Center. The Philadelphia CBD is home to over 9,000 businesses, the highest concentration of firms in the Philadelphia region. The Philadelphia CBD has had only one major addition of office space into the submarket in the last ten years.

     SIGNIFICANT TENANTS. The property is currently 85.6% occupied by over 55 tenants. Approximately 44% of the NRA and 46% of the GPR is from investment grade tenants.

     U.S. General Services Administration (GSA) occupies 204,914 sq.ft., (24.4% of the NRA; implied rating of AAA/Aaa/AAA by S/M/F, respectively), under various leases for government agencies such as the Department of Labor, Alcohol, Tobacco & Firearms (ATF), Department of Justice, US Trustees Office, International Trade Administration and several others. The Department of Labor is the largest agency tenant, occupying 137,387 sq.ft. with a lease expiring in March 2010. The current weighted average base rent for all the GSA space is $21.52psf.

     Elsevier Science Inc. occupies 107,895 sq.ft. (12.9% of the NRA) under a lease for $19.20psf expiring in June 2006. Elsevier Science Inc. is the United States division of Elsevier Science, which is a wholly-owned subsidiary of Reed Elsevier (rated A-/-/A- by S/M/F, respectively), a publicly traded company headquartered in both England and The Netherlands. Reed Elsevier is a significant publisher and information provider in the following four core segments: Science & Medical, Legal, Education, and Business. The company has offices in North America, Europe, Asia and employs approximately 36,000 people. Elsevier Science Inc. has been a tenant at The Curtis Center since 1988.

     Margolis Edelstein occupies 70,591 sq.ft. (8.4% of the NRA) under a lease for $18.30psf expiring in June 2006. Margolis Edelstein was started almost forty years ago as an insurance defense law firm and has evolved into a full service litigation firm defending the interests of corporations and insurance carriers. Margolis Edelstein has been a tenant at The Curtis Center since 1990.

     PROPERTY MANAGEMENT. The property is managed by The Kevin F. Donohoe Company, Inc., an affiliate of the borrower. The Kevin F. Donohoe Company, Inc. has managed the property since 1984 and oversaw the extensive renovation that transformed the property into a modern, Class A office building.

     MEZZANINE OR SUBORDINATE INDEBTEDNESS. None.

     ADDITIONAL INDEBTEDNESS. There exists a second mortgage of approximately $31.8 million held by OCM Independence Holding, L.L.C. The second mortgage is subject to an intercreditor agreement and subordination and standstill agreement. No future additional debt is permitted.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                     MORTGAGE LOAN NO. 4 - AURORA CITY PLACE




[GRAPHIC OMITTED]


                         [GRAPHIC OMITTED]



                                                  [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 4 - AURORA CITY PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:               BSCMI

LOAN PURPOSE:                       Refinance

ORIGINAL BALANCE: (1)               $48,955,840

CUT-OFF DATE BALANCE:               $48,892,750

FIRST PAYMENT DATE: (1)             03/01/2004

INTEREST RATE:                      5.5170%

AMORTIZATION TERM: (1)              353 months

ARD:                                No

ANTICIPATED REPAYMENT DATE:         NAP

MATURITY DATE:                      07/01/2013

EXPECTED MATURITY BALANCE:          $41,273,421

SPONSOR(S):                         Weingarten Realty Investors and Stewart
                                    Miller

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    16-payment lockout from date of origination,
                                    subject to prepayment with a premium equal to the greater of 1% and yield maintenance for the following 96 payments, and open to prepayment without premium thereafter until loan maturity. The loan permits partial prepayment after June 30, 2005 in order to avoid a cash management trigger event.

CUT-OFF DATE BALANCE PER SF:        $147.42

UP-FRONT RESERVES:                  RE Tax:                $96,407
                                    TI/LC:                 $9,678
                                    Other: (2)             $1,094,010

ONGOING RESERVES:                   RE Tax:                $48,203 / month
                                    Insurance: (3)         Springing
                                    TI/LC:                 $9,678 / month
                                    Replacement: (4)       Springing

LOCKBOX:                            In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                  NAP

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Retail

PROPERTY SUB-TYPE:              Anchored

LOCATION:                       Aurora, CO

YEAR BUILT/RENOVATED:           2002 / NAP

PERCENT LEASED: (5)             98.5%

SQUARE FOOTAGE:                 331,657

THE COLLATERAL:                 A newly constructed power center located in
                                Aurora, Colorado approximately 10 miles
                                southeast of the Denver CBD.

OWNERSHIP INTEREST:             Fee

                                                                   LEASE
MAJOR TENANTS                       % NRA         RENT PSF       EXPIRATION
-------------                       -----         --------       ----------
Sportsman's Warehouse               13.8%          $12.56        10/31/2017
Linens 'N Things                    10.6%          $11.02        01/31/2019
Ross Dress for Less                  9.2%          $11.42        01/31/2014

PROPERTY MANAGEMENT:            Miller Weingarten Realty, LLC


U/W NET CASH FLOW:              $5,146,933

APPRAISED VALUE: (6)            $65,700,000

CUT-OFF DATE LTV RATIO:         74.4%

LTV RATIO AT MATURITY:          62.8%

U/W DSCR:                       1.53x
--------------------------------------------------------------------------------

(1) The loan was funded in two stages, $42 million was funded on June 30, 2003 and $7.25 million was funded as an earnout on January 12, 2004. All balance and seasoning related calculations are based on the amended and restated loan with an original balance of $48,955,840, original term of 113 months, and original amortization of 353 months.

(2) Balance as of 01/12/2004. For any underwritten in-place tenant that was not in occupancy and paying full rent at closing, BSCMI held back two years worth of base rent and estimated expense recoveries in addition to the cost of any tenant improvements that were unpaid. The original balance of the escrow was $4,697,211.

(3) Monthly insurance reserves equivalent to 1/12 of a 12 month insurance expense to spring if the borrower fails to provide evidence of payment.

(4) Beginning August 1, 2006, a monthly escrow equivalent to 1/12 of $0.15 PSF / year will be required.

(5) Percent leased based on rent roll dated January 31, 2004.

(6) Stabilized value as of December 1, 2003 based upon the completion of construction and occupancy stabilization. The June 20, 2003 "As Is" value was $63,900,000.

THE AURORA CITY PLACE LOAN.

     THE LOAN. The fourth largest loan (the "Aurora City Place Loan") is a $48,955,840 first mortgage loan, secured by the borrower's fee simple interest in an anchored retail center located in Aurora, Colorado. The loan was funded in two stages, $42 million was funded on June 30, 2003 and $7.25 million was funded as an earnout on January 12, 2004.

     THE BORROWER. The borrower is Weingarten/Miller/Aurora II LLC, a Colorado limited liability company, a single purpose entity whose managing member has an independent director. The borrower has no material assets other than the property and related interests. A non-consolidation opinion was delivered at closing. The sponsors are Weingarten Realty Investors (NYSE: WRI; rated A/A3/- by S/M/F) and Stewart Miller. WRI is a Houston-based equity real estate investment trust with over $2.7 billion in assets as of September 2003. WRI's portfolio consists of 316 properties located in 50 markets over 19 states. Stewart Miller has been a commercial real estate developer for more than 30 years, overseeing the development and marketing of 3.5 million sq.ft. of retail space.

     THE PROPERTY. The property consists of a 331,657 sq.ft., newly constructed power center in Aurora, Colorado, approximately 10 miles southeast of the Denver CBD. The center is shadow anchored by a 182,000 sq.ft. Super Target (not part of the collateral) and is anchored by 5 big box tenants including Sportsman's Warehouse, Linens 'N Things, Ross Dress For Less (rated BBB/-/- by S/M/F), Barnes & Nobles and Petsmart.

     Aurora City Place is located in a dense in-fill location with good demographics. The property is strategically located directly off of I-225 and across the street from the Aurora Mall, a major 1,014,000 sq.ft. regional mall, which is owned by Simon Property Group and anchored by JC Penney, Foley's and Sears. Simon is currently in the middle of a $100 million renovation, which includes the addition of a 180,000 sq.ft. Dillard's that is scheduled to open in 2005. I-225 is a major local freeway that provides direct access to the Denver CBD and has a traffic count of approximately 109,000 vehicles per day. In addition, there are 5 new residential projects under construction within 1 mile of the property.

     SIGNIFICANT TENANTS: As of January 31, 2004, the property was approximately 98.5% leased by over 45 tenants.

     Sportsman's Warehouse occupies 45,794 sq.ft. (13.8% of NRA) under a lease for $12.56psf expiring in October 2017 with four 5-year extension options. Sportsman's Warehouse is a privately held sporting goods retailer that offers hunting, fishing, camping, optics, clothing and footwear merchandise. Sportsman's Warehouse was founded in Midvale, Utah in 1986 and has since evolved into a 20-store national retailer focusing exclusively on the outdoor sports enthusiast. According to Dun & Bradstreet, Sportsman's Warehouse had sales of $125.3 million in 2002, $77.0 million in 2001, and $52.0 million in 2000. Based on conversations with the property manager, 2003 sales at the property were over $300psf.

     Linens 'N Things (NYSE: LIN) occupies 35,000 sq.ft. (10.6% or NRA) under a lease for $11.02psf expiring in January 2019 with three 5-year extension options. Founded in 1975, Linens 'N Things, Inc. is a national large-format retailer of home textiles, housewares and home accessories, operating 391 stores in 45 states and four Canadian provinces as of fiscal year end 2003. Net sales for fiscal 2002 were $2.2 billion, an increase of 19.8% over fiscal 2001 sales of $1.8 billion. Net income for fiscal 2002 was $69.2 million, an increase of 133% over fiscal 2001 net income of $29.7 million. The company is growing as it opened 55 stores in the fiscal year 2002. LIN currently has a market capitalization of approximately $1.3 billion.

     Ross Stores, Inc. (NASDAQ: ROST; rated BBB/-/- by S/M/F), occupies 30,408 sq.ft. (9.2% of NRA) under a lease for $11.42psf expiring in January 2014 with four 5-year extension options. Ross Stores, Inc. began in 1982 with six stores in the San Francisco Bay Area. At the end of fiscal 2002, there were 507 Ross 'Dress For Less' Stores in 23 states. The average new store features approximately 30,000 gross square feet in a self-service format that is conveniently located in a neighborhood shopping center. Net sales for fiscal 2002 were $3.5 billion, an increase of 18% over fiscal 2001 sales of $3.0 billion. Net income for fiscal 2002 was $201.2 million, an increase of 30% over fiscal 2001 net income of $155.0 million. As of February 1, 2003, the company operated 507 stores in the U.S.

     PROPERTY MANAGEMENT. Miller Weingarten Realty, LLC, an affiliate of the borrower, manages the property. Miller Weingarten Realty, LLC developed the property and is a joint venture between Miller Development, Inc. and Weingarten Realty Investors, Inc.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                    MORTGAGE LOAN NO. 5 - GREAT NORTHERN MALL





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                                        [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 5 -- GREAT NORTHERN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:              PMCF

LOAN PURPOSE:                      Refinance

ORIGINAL BALANCE:                  $43,000,000

CUT-OFF DATE BALANCE:              $42,853,667

FIRST PAYMENT DATE:                01/01/2004

INTEREST RATE:                     5.1100%

AMORTIZATION TERM:                 360 months

ARD:                               No

ANTICIPATED REPAYMENT DATE:        NAP

MATURITY DATE:                     12/01/2013

EXPECTED MATURITY BALANCE:         $35,565,834

SPONSOR(S):                        Wilmorite Holdings, L.P.

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   28-payment lockout from date of origination,
                                   with U.S. Treasury defeasance for the
                                   following 88 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:       $84.90

UP-FRONT RESERVES:                 NAP

ONGOING RESERVES:                  Tax: (1)                    Springing
                                   Insurance: (1)              Springing
                                   Replacement: (2)            Springing
                                   Leasing: (3)                Springing

LOCKBOX:                           In-Place, Hard (A/B)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING: (4)                  A/AA

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Clay, NY

YEAR BUILT/RENOVATED:               1988/2003

PERCENT LEASED: (5)                 91.8%

SQUARE FOOTAGE:                     504,743

THE COLLATERAL:                     A regional mall in suburban Syracuse

OWNERSHIP INTEREST:                 Fee

                                                                     LEASE
MAJOR TENANTS                           % NRA        RENT PSF      EXPIRATION
-------------                           -----        --------      ----------
The Bon-Ton                             19.5%          $5.00        1/31/2006
Dick's Clothing & Sporting              12.9%         $11.00        8/31/2008
Hoyt's Cinemas #460 (Regal Cinemas)      7.0%          $8.81       10/31/2013

PROPERTY MANAGEMENT:                Wilmorite Property Management, LLC

U/W NET CASH FLOW:                  $6,147,922

APPRAISED VALUE:  (6)               $75,700,000

CUT-OFF DATE LTV RATIO:             56.6%

LTV RATIO AT MATURITY:              47.0%

U/W DSCR:                           2.19x
--------------------------------------------------------------------------------

(1) Tax and insurance reserves commence upon the occurrence of a "Sweep Event." Each of the following is a "Sweep Event": (i) an event of default, (ii) the DSCR dropping below 1.35x, and/or (iii) any portion of the space occupied by any of Bon-Ton, Sears, Kaufmann's, and Dick's Clothing & Sporting, or any replacement anchor tenant is vacant or dark at the same time. Payments to the reserve will cease if the borrower cures (in accordance with the loan documents) the condition that triggered the sweep (a "Sweep Cessation Event").

(2) Upon the occurrence of a Sweep Event and continuing until a Sweep Cessation Event, deposits of $10,509 per month into a replacement reserve shall commence.

(3) Upon the occurrence of a Sweep Event and continuing until a Sweep Cessation Event, deposits of $33,684 per month into a leasing reserve shall commence.

(4) Fitch, Inc. and Standard and Poor's Ratings Services have confirmed that the Great Northern Mall Loan has, in context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A"/"AA" by Fitch, Inc. and Standard and Poor's Ratings Services, respectively.

(5) Percent Leased is based on the rent roll dated September 16, 2003.

(6) As of October 24, 2003.

THE GREAT NORTHERN MALL LOAN.

     THE LOAN. The fifth largest loan (the "Great Northern Mall Loan") is evidenced by a promissory note and is secured by a mortgage on the Great Northern Mall in Clay, New York, which is located approximately 12 miles northwest of downtown Syracuse.

     THE BORROWER. The borrower is Great Northern SPE, LLC, a bankruptcy-remote single purpose Delaware limited liability company. Borrower's counsel delivered a non-consolidation opinion in connection with loan closing. The loan sponsor is Wilmorite Holdings, L.P., the operating partnership for Wilmorite Properties, Inc., a private REIT. Wilmorite Properties, Inc. is a leading commercial real estate development and management company, and is one of the largest shopping center owners and managers in the United States. According to Wilmorite Holdings, L.P., the company owns and manages 14 regional enclosed shopping malls and two open-air strip centers in eight states, encompassing more than 15,000,000 sq.ft. of retail space.

     THE PROPERTY. Great Northern Mall is a retail center totaling approximately 897,687 sq.ft., of which approximately 504,743 sq.ft. are collateral for the Great Northern Mall Loan. Tenants include Sears, Bon-Ton, Kaufmann's, Dick's Clothing & Sporting, Regal Cinemas, H&M, Old Navy, and The Gap. There are also two large outparcel tenants: BJ's Wholesale Club and Toys "R" Us. The Sears space and the Kaufmann space are company-owned and are not part of the subject collateral. The borrower has the fee interest in The Toys "R" Us parcel but does not own the improvements. BJ's Wholesale Club owns its own land and improvements and it is not part of the collateral. According to the borrower, year-end sales for the center (excluding the outparcels and anchors that own their own site and improvements) averaged $214psf. Based on information provided by the borrower, the average 2002 occupancy cost ratios were 13.3% for in-line tenants, 4.7% for anchor tenants, and 9.9% overall.

     The Great Northern Mall is located in Onondaga County, approximately 12 miles northwest of downtown Syracuse. It is located on State Route 31, which provides access to and from the Syracuse metro area. Directly across the street is Marketfair North, an approximately 140,000 sq.ft. community center anchored by AC Moore, Staples and Marshall's. Other retail developments along Route 31 include a Wal-Mart and Sam's Club, a Wegman's grocery, and a power center anchored by Home Depot, Target, Bed Bath & Beyond, Price Chopper and TJ Maxx.

     SIGNIFICANT TENANTS: Based on a rent roll dated as of September 2003, the collateral is approximately 91.8% leased to nearly 100 tenants.

     Bon-Ton leases approximately 98,484 sq.ft. (approximately 19.5% of the collateral NRA) under a lease for $5.00psf expiring in January 2006. The Bon-Ton Department Stores, Inc. is a regional department store chain now operating approximately 142 stores in 16 states under the names of Bon-Ton and Elder-Beerman. The store sells brand name apparel, cosmetics, shoes, accessories and distinctive home fashions, as well as exclusive private-label merchandise.

     Dick's Clothing & Sporting leases approximately 65,000 sq.ft. (approximately 12.9% of the collateral NRA) under a lease for $11.00psf expiring in August 2008. Dick's Clothing & Sporting is a full-line sporting goods retailer offering a broad assortment of brand name sporting goods equipment, apparel and footwear in a specialty store environment. The company operates approximately 145 stores in 26 states throughout the Eastern half of the United States.

     Hoyt's Cinemas #460 (Regal Cinemas) leases approximately 35,239 sq.ft. (approximately 7.0% of the collateral NRA) under a lease for $8.81psf expiring in October 2013. Regal Cinemas is part of Regal Entertainment Group, a major theater owner in the United States. Regal Entertainment Group is comprised of Regal Cinemas, United Artists Theatres and Edwards Theatres, operating approximately 6,119 screens in 562 locations in 39 states.

     PROPERTY MANAGEMENT. The property is managed by Wilmorite Property Management, LLC, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. The borrower is permitted to release all or any portion of (i) certain vacant land and portions of the parking lot surrounding the mortgaged property (as specifically described in the loan documents) and (ii) the 3.991 acre Bon-Ton parcel, upon satisfaction of certain conditions set forth in the loan documents, including confirmation from the rating agencies that such release will not cause any adverse impact on the ratings of the certificates and the delivery of a REMIC opinion. In addition, with respect to the release of the Bon-Ton parcel, after taking into account the requested release, the portion of the property remaining after the release must achieve a minimum DSCR and maximum LTV Ratio as more particularly set forth in the loan documents; provided that, if the remaining property does not satisfy either test, a letter of credit may be delivered to the lender in an amount sufficient to reduce the outstanding principal balance of the loan to satisfy the foregoing tests.

                      MORTGAGE LOAN NO. 6 - TRINITY CENTRE










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                                        [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 6 - TRINITY CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Refinance

ORIGINAL BALANCE: (1)                  $39,400,000

CUT-OFF DATE BALANCE: (1)              $39,400,000

FIRST PAYMENT DATE:                    12/01/2003

INTEREST RATE:                         5.910%

AMORTIZATION TERM:                     Yrs. 1-2: IO
                                       Yrs. 3-7: 324 months

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         11/01/2010

EXPECTED MATURITY BALANCE: (1)         $36,193,392

SPONSOR(S):                            Richard Cohen

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       28-payment lockout from date of
                                       origination, with U.S. Treasury
                                       defeasance for the following 55 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)       $116.46

UP-FRONT RESERVES:                     RE Tax:              $1,230,833
                                       Insurance:           $26,100
                                       Cap Ex:              $14,081
                                       TI/LC:               $391,667
                                       Deferred
                                       Maintenance:         $768,585
                                       Other: (2)           $3,417,367

ONGOING RESERVES:                      RE Tax:              $246,167 / month
                                       Insurance: (3)       Springing
                                       Cap Ex:              $14,081 / month
                                       TI/LC:               $141,667 / month

LOCKBOX:                               In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Office

PROPERTY SUB-TYPE:                 Urban

LOCATION:                          New York, NY

YEAR BUILT/RENOVATED:              1905 & 1907 / 2002

PERCENT LEASED: (4)                82.6%

SQUARE FOOTAGE:                    845,765

THE COLLATERAL:                    Two adjacent office buildings with street
                                   level retail space located in the Financial
                                   District of Manhattan in New York City.

OWNERSHIP INTEREST:                Fee

                                                                    LEASE
MAJOR TENANTS                         % NRA        RENT PSF       EXPIRATION
-------------                         -----        --------       -----------
Financial Guaranty Insurance
Company                               14.5%         $29.78        12/31/2006
GJF Construction Corporation          4.6%          $17.50        06/30/2007
First Options of Chicago              3.9%          $30.40        02/28/2005

PROPERTY MANAGEMENT:               Capital Properties NY LLC

U/W NET CASH FLOW:                 $11,481,126

APPRAISED VALUE: (5)               $145,000,000

CUT-OFF DATE LTV RATIO: (1)        67.9%

LTV RATIO AT MATURITY: (1)         62.4%

U/W DSCR: (1)                      1.95x
--------------------------------------------------------------------------------

(1) The subject $39,400,000 loan represents a 40% pari passu interest in a $98,500,000 loan. All LTV, DSCR and Cut-off Date Balance per SF numbers in this table are based on the total $98,500,000 financing.

(2) An escrow was established at closing to cover new tenants that were not in occupancy at closing. The escrow will be released to borrower pro rata as each such tenant is in occupancy and open for business, subject to further holdbacks for free rent and borrower's achievement of minimum property-level occupancy thresholds.

(3) The borrower will be required to escrow 1/12 of annual insurance premiums monthly only in the event that the borrower fails to provide acceptable evidence of payment of required insurance premiums. A replacement reserve for capital expenditures in the amount of $14,081 per month will be collected. TI/LC reserve payments of $141,667 per month are required through January 1, 2007 and $104,167 per month thereafter subject to a cap of $1,700,000.

(4) Percent Leased is based on the rent roll dated November 4, 2003.

(5) As of August 1, 2003.

THE TRINITY CENTRE LOAN.

     THE LOAN. The sixth largest loan (the "Trinity Centre Loan") is a $39,400,000 pari passu note in a $98,500,000 first mortgage loan, secured by the borrower's fee simple interest in two adjacent office buildings totaling 845,765 sq.ft., located in the financial district of Manhattan in New York, New York.

     THE BORROWER. The borrower is Trinity Centre LLC, which owns no material assets other than Trinity Centre and related interests. The borrower is a single purpose entity whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsor, Richard Cohen of Capital Properties, has owned the property since 2000.

     THE PROPERTIES. Trinity Centre consists of two adjacent, multi-tenant, pre-war office buildings with street level retail situated at 111 and 115 Broadway, just north of Trinity Church in the core of the downtown office market of New York City. Trinity Centre has direct in-house subway access to the Lexington Avenue express trains and is situated less than two blocks from the New York and American Stock Exchanges and the PATH terminal. Trinity Centre is comprised of two buildings which encompass 845,765 sq.ft. of NRA (recently re-measured by the borrower at 938,375 sq.ft.). The buildings are characterized by gothic revival facades of glazed terra cotta and limestone, and each of the buildings has been designated as a New York City landmark. Trinity Centre is currently approximately 83% leased by a diverse rent roll of over 100 tenants. Additionally, the property has recently experienced new leasing activity with over 27 new and renewed leases, totaling approximately 178,000 sq.ft., executed since January 2002. Approximately 30% of the total rental income is derived from investment grade rated tenants.

     SIGNIFICANT TENANTS. As of November 4, 2003, the property is 82.6% leased to over 100 tenants. Approximately 30% of the NRA is leased to investment grade tenants.

     Financial Guaranty Insurance Company ("FGIC"; rated AAA/Aa2/AAA by S/M/F, respectively) leases 122,500 sq.ft. (14.5% of the NRA) under a lease for $29.78psf expiring in December 2006 with two 5-year extension options. Of the FGIC space, approximately 43% is sublet to the Port Authority of New York and New Jersey, 14% is sublet to Abrams, Gorelick, Friedman & Jaccobson while the remainder of the space is vacant. The Port Authority of New York and New Jersey operates and maintains airports, tunnels, bridges, a commuter rail system, shipping terminals, and other facilities within the port district.

     GJF Construction Corporation occupies 38,802 sq.ft. (4.6% of the NRA) under a lease for $17.50psf expiring in June 2007. GJF Construction Corporation d/b/a Builders Group, is a privately held construction corporation that was created in 1986 and has worked on construction projects for clients such as: AT&T, Tiffany & Co., St. Vincent's Hospital, Merrill Lynch, Deutsche Bank and the Bank of New York. GJF Construction Corporation initially worked on projects solely in New York City, Long Island and New Jersey and has since expanded beyond this region, working throughout the country.

     First Options of Chicago occupies 32,769 sq.ft. (3.9% of the portfolio NRA) under a lease for $30.40psf expiring in February 2005 with one 5-year extension option. First Options of Chicago was founded in 1972 by O'Connor & Company. Since then, the firm has grown to become a significant global clearing and executions firm for options market makers and futures commission merchants. First Options of Chicago was purchased by Spear Leeds & Kellogg in 1977. Headquartered in Chicago, the firm maintains offices in San Francisco, New York, and Philadelphia. The firm's real-time trading system has the capacity to handle up to 30,000 transactions per second, and support more than 2,000 clients in any given day.

     PROPERTY MANAGEMENT. The property is managed by Capital Properties NY LLC, an affiliate of the sponsor of the borrower. Capital Properties is a New York based real estate company which has been involved in the development, acquisition, and management of over 16,000 apartment units and 5 million square feet of office space since 1977.

     MEZZANINE INDEBTEDNESS. An affiliate of the borrower has incurred mezzanine financing in the initial principal amount of $37,705,270, which accrues interest at a fixed rate of 7.0%. The mezzanine loan is secured by a pledge of 100% of the ownership interests in the borrower. The mezzanine loan matures in November 2010 and is subject to an intercreditor agreement that sets forth the relative priorities between the first mortgage loan, the secured mezzanine loan and any unsecured mezzanine debt. The mezzanine loan is not secured by Trinity Centre and is subordinate to the first mortgage loan. In addition, the members of the mezzanine borrower have incurred unsecured mezzanine indebtedness of approximately $5,286,000, as of January 15, 2004, which may not, in the aggregate, exceed $9,015,100 from related parties, which is subject to a standstill agreement with the mezzanine lender. The unsecured mezzanine debt is payable prior to the secured mezzanine loan until the occurrence of an event of default under the secured mezzanine loan, at which time it becomes subordinate to the secured mezzanine loan. Additional advances of unsecured mezzanine debt may only be used to fund capital improvement costs and leasing costs and must be matched, dollar for dollar, by capital contributions to the mortgage loan borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                   MORTGAGE LOAN NO. 7-- CARMEL MOUNTAIN PLAZA





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                                             [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 7 -- CARMEL MOUNTAIN PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                BSCMI

LOAN PURPOSE:                        Acquisition

ORIGINAL BALANCE: (1)                $35,500,000

CUT-OFF DATE BALANCE: (1)            $35,167,333

FIRST PAYMENT DATE:                  07/01/2003

INTEREST RATE:                       5.5200%

AMORTIZATION TERM:                   360 months

ARD:                                 No

ANTICIPATED REPAYMENT DATE:          NAP

MATURITY DATE:                       06/01/2013

EXPECTED MATURITY BALANCE: (1)       $29,739,699

SPONSOR(S):                          American Assets, Inc.; Ernest Rady Trust

INTEREST CALCULATION:                Actual/360

CALL PROTECTION:                     47-payment lockout from date of
                                     origination, with U.S. Treasury defeasance for the following 72 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF: (1)     $159.77

UP-FRONT RESERVES:                   RE Tax:              $203,986
                                     Replacement:         $46,967
                                     TI/LC:               $20,833

ONGOING RESERVES:                    RE Tax:              $67,995/month
                                     TI/LC: (2)           $20,833/month

LOCKBOX:                             In-Place, Soft/Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                      NAP

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           San Diego, CA

YEAR BUILT/RENOVATED:               1993-1995/NAP

PERCENT LEASED: (3)                 99.4%

SQUARE FOOTAGE:                     440,228

THE COLLATERAL:                     An anchored retail center located in San
                                    Diego, California

OWNERSHIP INTEREST:                 Fee

                                                                    LEASE
MAJOR TENANTS                   % NRA          RENT PSF           EXPIRATION
-------------                   -----          --------           ----------
Kmart                             24.5%            $3.81           12/31/2018
Sportsmart                         9.2%           $12.85           11/30/2008
Pacific Theatres                   7.9%           $20.09           07/31/2013

PROPERTY MANAGEMENT:                American Assets, Inc.

U/W NET CASH FLOW:                  $6,852,972

APPRAISED VALUE: (4)                $96,000,000

CUT-OFF DATE LTV RATIO: (1)         73.3%

LTV RATIO AT MATURITY: (1)          62.0%

U/W DSCR: (1)                       1.41x
--------------------------------------------------------------------------------

(1) The subject $35,500,000 loan represents a 50% pari passu interest in a $71,000,000 loan. All loan balances in this table represent the $35,500,000 interest. All LTV, DSCR, and Cut-off Date Balance per SF numbers in this table are based on the total $71,000,000 financing.

(2) TI/LC reserves are capped at $500,000.

(3) Percent Leased is based on the rent roll dated December 1, 2003.

(4) As of March 3, 2003.

THE CARMEL MOUNTAIN PLAZA LOAN.

     THE LOAN. The seventh largest loan (the "Carmel Mountain Plaza Loan") is a $35,500,000 pari passu note in a $71,000,000 mortgage loan and is secured by a first priority mortgage on Carmel Mountain Plaza in San Diego, California.

     THE BORROWER. The borrowing entities are Pacific Carmel Mountain, LLC, and Pacific Carmel Mountain Holdings, L.P., each a single purpose entity with no material assets other than the property and related interests and each of whose managing member has two independent directors. A non-consolidation opinion was delivered at closing. The sponsors are the Ernest Rady Trust and American Assets, Inc. American Assets, Inc. was founded by Ernest Rady in 1967 and acts as the parent company for a diverse group of entities operating in insurance, banking, and real estate. The group's real estate arm owns in excess of 2.5 million sq.ft. of property.

     THE PROPERTY. Carmel Mountain Plaza is a 532,418 sq.ft. retail center in total, of which 440,228 sq.ft. is collateral for the loan. Tenants include Ross Stores (rated BBB/-/- by S/M/F), Michael's, Circuit City, Pacific Theaters, Pier 1 Imports (rated BBB-/Baa3/- by S/M/F), Kmart, Marshalls (rated A/A3/- by S/M/F), Blockbuster (rated A-/A3/A- by S/M/F), Barnes and Noble, Payless Shoesource and Sportsmart. Tenants at the center that are not part of the collateral include Mervyn's, Texaco, Chevy's Restaurant, and Boston Market. According to the borrower, the year-end 2002 sales averaged $220psf for the anchor tenants and $258psf for the in-line tenants, with average occupancy costs of 7.15% and 12.0%, respectively. Approximately 85% of the current tenancy has been in the center since its development in 1994. The property has a parking ratio of 5.4 spaces per 1,000 sq.ft.

     The property is located in northeast San Diego County, approximately 20 miles from downtown San Diego. The center is located east of Interstate 15 in the Carmel Mountain Ranch master-planned community. The average household income within a 5-mile radius of the subject was $106,435 in 2002. The Carmel Mountain Ranch retail market contains approximately 1.4 million sq.ft. and has an average vacancy rate of approximately 2%, with a ten-year historical occupancy rate above 96%. All of the six properties in the competitive set are 100% occupied. Carmel Mountain Plaza is situated in an area that currently has limited direct competition and no commercial-zoned land available for comparable development.

     SIGNIFICANT TENANTS. The center is currently 99.4% occupied by approximately 62 tenants.

     Kmart Corporation (Nasdaq: KMRT) occupies 107,870 sq.ft. (24.5% of the NRA) under a ground lease for $3.81psf expiring in December 2018 with three 5-year extension options. Incorporated in 1916, Kmart is a discount retailer and general merchandise retailer. On January 22, 2002, Kmart filed for Chapter 11 bankruptcy protection. In May 2003, Kmart emerged from Chapter 11 protection. In addition, Kmart closed 316 stores during the first quarter of fiscal 2003. The Carmel Mountain Plaza store was not closed. Kmart reported sales of $149psf at the center in 2002 (4.4% occupancy cost). Kmart 's rent of $3.81psf is significantly below the market rent of $12.00psf for the improvements estimated by the appraiser.

     Gart Sports Company (Nasdaq: GRTS), dba Sportsmart, occupies 40,672 sq.ft. (9.24% of the NRA) under a lease for $12.85psf expiring in November 2008 with three 5-year extension options. Gart Sports Company is a full-line of sporting goods retailer in the Midwest and Western United States. The company currently operates approximately 180 stores in 25 states under the Gart Sports, Sportsmart, and Oshman's Sporting Goods names. For the fiscal year ending February 2003, Gart Sports Company reported net income totaling approximately $59.6 million. Sportsmart reported sales of $193psf at the center in 2002 and occupancy costs of 6.7%.

     Pacific Theaters occupies 34,561 sq.ft. (7.9% of the NRA) with 12 screens under a lease for $20.09psf expiring in July 2013 with two 5-year extension options. Pacific Theaters has more than 400 movie screens in Los Angeles,

San Diego, and surrounding areas. The Forman family founded Pacific Theatres in 1946 and continues to own and operate the company as a private company. The theater reported sales of $304,418 per screen in 2002.

     PROPERTY MANAGEMENT. The property is managed by American Assets, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                  MORTGAGE LOAN NO. 8 - PINE LAKES COUNTRY CLUB




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                                      C-29

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 8 - PINE LAKES COUNTRY CLUB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                WFB

LOAN PURPOSE:                        Refinance

ORIGINAL BALANCE:                    $31,499,536

CUT-OFF DATE BALANCE:                $31,361,479

FIRST PAYMENT DATE:                  12/01/2003

INTEREST RATE:                       5.3500%

AMORTIZATION TERM:                   360 months

ARD:                                 No

ANTICIPATED REPAYMENT DATE:          NAP

MATURITY DATE:                       11/01/2008

EXPECTED MATURITY BALANCE:           $29,246,281

SPONSOR(S):                          Manufactured Home Communities, Inc.

INTEREST CALCULATION:                Actual / 360

CALL PROTECTION:                     28-payment lockout from date of
                                     origination, with U.S. Treasury defeasance for the following 28 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER UNIT:       $53,701.16

UP-FRONT RESERVES:                   None

ONGOING RESERVES: (1)                None

LOCKBOX:                             In-Place, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                     NAP

SINGLE ASSET/PORTFOLIO:            Single Asset

PROPERTY TYPE:                     Manufactured Housing
                                   Community

PROPERTY SUB-TYPE:                 Manufactured Housing
                                   Community

LOCATION:                          North Fort Myers, FL

YEAR BUILT/RENOVATED:              1987/NAP

PERCENT LEASED: (2)                100.0%

UNITS:                             584

THE COLLATERAL:                    584 unit manufactured housing community

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               MHC Operating Limited Partnership

U/W NET CASH FLOW:                 $2,640,083

APPRAISED VALUE: (3)               $44,100,000

CUT-OFF DATE LTV RATIO:            71.1%

LTV RATIO AT MATURITY:             66.3%

U/W DSCR:                          1.25x
--------------------------------------------------------------------------------

(1) Real estate tax, insurance premiums and replacement reserves shall be required upon the occurrence of one of the following ("Trigger Events"): (i) the period commencing on the date upon which the DSCR for the property as determined by lender, for the immediately preceding twelve (12) month period is less than 1.15x, and ending on the date the DSCR for the immediately preceding twelve (12) month period equals or exceeds 1.15x, (ii) the period during the existence and continuance of an event of default or (iii) the period commencing upon borrower's failure to deliver to lender evidence of payment of (A) all taxes and other charges in accordance with the loan agreement or (B) all insurance premiums.

(2) Percent Leased is based on the rent roll dated December 16, 2003.

(3) As of September 10, 2003.

PINE LAKES COUNTRY CLUB LOAN.

     THE LOAN. The eighth largest loan (the "Pine Lakes Country Club Loan") is evidenced by a promissory note (the "Pine Lakes Note") and secured by a Mortgage, Assignment of Leases and Rents, Security Agreement and Loan Agreement (the "Pine Lakes Mortgage") encumbering a 584-unit manufactured housing community located in North Fort Myers, Florida (the "Pine Lakes Property").

     THE BORROWER. The borrower is MHC Pine Lakes Country Club, L.L.C., a Delaware limited liability company (the "Pine Lakes Borrower"). The Pine Lakes Borrower is a newly formed special purpose entity that is beneficially owned and controlled by Manufactured Home Communities, Inc. ("MHC"). MHC is a NYSE publicly traded REIT that owns and operates manufactured home communities and recreational vehicle resorts throughout the country, including five other projects securing mortgage loans that are part of the mortgage pool. MHC is one of the largest operators of this product in the country. As of December 31, 2002, MHC owned, or had an ownership interest in, a portfolio of 142 communities and resorts located throughout the United States, containing 51,582 residential sites.

     THE PROPERTY. The Pine Lakes Property is a five star, 584-unit, age-restricted manufactured housing community. The property is situated around an 18-hole executive golf course, offering waterfront sites and golf course views. The average lot size is approximately 3,750sf and each manufactured home pad is improved with one or two asphalt parking spaces. Amenities offered at the property include a clubhouse, swimming pool, whirlpool/spa, tennis courts, exercise room, pro shop, game room, laundry facilities, sidewalks, and a restaurant/pub.

     PROPERTY MANAGEMENT. MHC Operating Limited Partnership, which is a borrower-related entity, manages the Pine Lakes Property. The management agreement is subordinated to the Pine Lakes Country Club Loan.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                MORTGAGE LOAN NO. 9 - VALLEY FORGE TOWERS NORTH







                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 9 -- VALLEY FORGE TOWERS NORTH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                     PMCF

LOAN PURPOSE:                             Refinance

ORIGINAL BALANCE:                         $24,500,000

CUT-OFF DATE BALANCE:                     $24,500,000

FIRST PAYMENT DATE: (1)                   03/01/2004

INTEREST RATE:                            5.2700%

AMORTIZATION TERM: (1)                    Yr. 1: IO
                                          Yrs. 2-10: 360 months

ARD:                                      No

ANTICIPATED REPAYMENT DATE:               NAP

MATURITY DATE:                            02/01/2014

EXPECTED MATURITY BALANCE:                $ 20,879,981

SPONSOR(S):                               Arnold E. Galman

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          26-payment lockout from date of
                                          origination, with U.S. Treasury
                                          defeasance for the following 90
                                          payments, and open to prepayment
                                          without premium thereafter until loan
                                          maturity.

CUT-OFF DATE BALANCE PER UNIT:            $101,239.67

UP-FRONT RESERVES:                        Tax:               $127,572
                                          Insurance:         $84,294

ONGOING RESERVES:                         Tax:               $21,262/month
                                          Insurance:         $9,366/month
                                          Replacement:       $5,284/month

LOCKBOX:                                  NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                      NAP

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Multifamily

PROPERTY SUB-TYPE:                  Suburban

LOCATION:                           King of Prussia, PA

YEAR BUILT/RENOVATED:               1980/1991

PERCENT LEASED: (2)                 89.7%

UNITS:                              242

THE COLLATERAL:                     A high-rise apartment complex in suburban
                                    Philadelphia

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                The Galman Group, Ltd.

U/W NET CASH FLOW:                  $2,291,989

APPRAISED VALUE:  (3)               $31,770,000

CUT-OFF DATE LTV RATIO:             77.1%

LTV RATIO AT MATURITY:              65.7%

U/W DSCR (IO):                      1.75x

U/W DSCR (AMORTIZING):              1.41x
--------------------------------------------------------------------------------
(1) The loan is interest only for the first 12 months of the loan term, with principal and interest payments commencing on March 1, 2005.

(2) Percent Leased is based on the rent roll dated January 15, 2004.

(3) As of October 29, 2003.

THE VALLEY FORGE TOWERS NORTH LOAN.

     THE LOAN. The ninth largest loan (the "Valley Forge Towers North Loan") is evidenced by a promissory note and is secured by a mortgage on Valley Forge Towers North in King of Prussia, Pennsylvania.

     THE BORROWERS. The borrower is Valley Forge Towers Apartments North, L.P., a bankruptcy-remote single purpose Delaware limited partnership. Borrower's counsel delivered a non-consolidation opinion in connection with loan closing. The borrower is owned by general partner Galman Valley Forge Associates, L.P. (28.45%), limited partners Galman Family Trust (47.58%), J.S. Family Trust (20.39%), and Samuel M. Goldstein (3.58%). The loan sponsor is Arnold E. Galman.

     THE PROPERTY. Valley Forge Towers North is a 242 unit, high-rise apartment complex. The improvements were constructed in 1980, with substantial renovations made by the borrower upon acquisition in 1991. The property offers a variety of floor plans, with sizes ranging from approximately 1,079 sq.ft. to approximately 1,609 sq.ft. The unit mix consists of eight one-bedroom/one-bath units, 166 two-bedroom/two-bath units, and 68 three-bedroom/two-bath units. Tenants in the Valley Forge Towers North Apartments have the right to use two pools (one heated indoor, one outdoor), five tennis courts (two lighted), a fitness facility with locker rooms, playground, picnic area with outdoor grills, a nature trail and a lounge area with a big-screen TV that are located on the adjacent properties. The improvements include approximately 39,337 sq.ft. of office and retail space located on the ground and first floors, as well as seven single-story garages that provide covered parking for up to 178 vehicles.

     The Valley Forge Towers North is a member of the Valley Forge Mall Association, a Pennsylvania non-profit corporation (the "Mall Association"), and the Valley Forge Towers Community Association, a Pennsylvania non-profit corporation (the "Community Association;" collectively with the Mall Association, and sometimes referred to as the "Associations"). The borrower's collateral consists of the subject apartment building and seven adjacent garage structures. The adjacent clubhouse and associated recreational facilities, site amenities, surface parking areas, sidewalks, and other site improvements are owned and maintained by the Community Association. The Mall Association has the obligation to provide HVAC, maintenance and other services to the so-called Mall Area (consisting principally of retail shops adjoining each of the three residential towers). The borrower pays an annual fee, sits on the board of each Association and controls certain voting rights in connection with each Association.

     PROPERTY MANAGEMENT. The property is managed by The Galman Group, Ltd. an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      MORTGAGE LOAN NO. 10 - HICKORY RIDGE



                               [GRAPHIC OMITTED]


                               [GRAPHIC OMITTED]



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 10 - HICKORY RIDGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:                  BSCMI

LOAN PURPOSE:                          Acquisition

ORIGINAL BALANCE:                      $23,650,000

CUT-OFF DATE BALANCE:                  $23,650,000

FIRST PAYMENT DATE:                    03/01/2004

INTEREST RATE:                         4.5310%

AMORTIZATION TERM:                     Interest Only

ARD:                                   No

ANTICIPATED REPAYMENT DATE:            NAP

MATURITY DATE:                         02/01/2009

EXPECTED MATURITY BALANCE:             $23,650,000

SPONSOR(S):                            Inland Retail Real Estate Trust, Inc.

INTEREST CALCULATION:                  30/360

CALL PROTECTION:                       35-payment lockout from date of
                                       origination, subject to prepayment with a prepayment equal to the greater of 1% and yield maintenance for the following 23 payments, and open to prepayment without premium thereafter until loan maturity.

CUT-OFF DATE BALANCE PER SF:           $76.20

UP-FRONT RESERVES:                     None

ONGOING RESERVES: (1)                  Tax:                  Springing
                                       Insurance:            Springing
                                       Replacement:          Springing
                                       Deferred
                                       Maintenance:          Springing

LOCKBOX: (2)                           Springing, Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                      NAP

SINGLE ASSET/PORTFOLIO:             Single Asset

PROPERTY TYPE:                      Retail

PROPERTY SUB-TYPE:                  Anchored

LOCATION:                           Hickory, NC

YEAR BUILT/RENOVATED:               1999-2000/NAP

PERCENT LEASED: (3)                 100.0%

SQUARE FOOTAGE:                     310,360

THE COLLATERAL:                     A 310,360 sq.ft. anchored retail center in
                                    Hickory, North Carolina.

OWNERSHIP INTEREST:                 Fee

                                                               LEASE
MAJOR TENANTS                        % NRA      RENT PSF      EXPIRATION
-------------                        -----      --------      ----------
Kohl's Department Store               27.9%        $6.83      02/01/2020
Best Buy                              14.5%       $10.75      01/31/2014
Linens 'N Things                      11.3%       $10.50      06/30/2015

PROPERTY MANAGEMENT:                Inland Northwest Management Corp., an
                                    affiliate of the Borrower

U/W NET CASH FLOW:                  $2,969,587

APPRAISED VALUE:  (4)               $42,750,000

CUT-OFF DATE LTV RATIO:             55.3%

LTV RATIO AT MATURITY:              55.3%

U/W DSCR:                           2.77x
--------------------------------------------------------------------------------

(1) Tax reserves spring if the borrower fails to provide evidence of payment. Insurance reserves spring if the borrower fails to provide evidence of payment or maintain a blanket insurance policy. Replacement reserves spring if the property is not maintained to lender satisfaction. Deferred maintenance reserves spring if any required repairs are not completed within six months of closing or if the borrower fails to provide evidence of property maintenance.

(2) Lockbox is triggered upon the DSCR falling below 1.75x. Thereafter, if the DSCR falls below 1.25x, the borrower is required to sweep money daily from the clearing bank to a cash management account controlled by the lender. Additionally, upon (a) an event of default, or (b) a bankruptcy of the borrower or the property manager, a hard lockbox is established with money swept daily into the cash management account controlled by lender.

(3) Percent Leased is based on the rent roll dated November 20, 2003.

(4) Stabilized value as of December 29, 2003.

THE HICKORY RIDGE LOAN.

     THE LOAN. The tenth largest loan (the "Hickory Ridge Loan") is secured by the borrower's fee simple interest in an anchored retail center in Hickory, North Carolina.

     THE BORROWERS. The borrower, Inland Western Hickory-Catawba, L.L.C., is a single purpose entity with two independent directors; the borrower owns no material assets other than the property. A non-consolidation opinion was delivered at closing. The borrower is sponsored by Inland Retail Real Estate Trust, Inc., an affiliate of Inland Group, Inc. The Inland Group, Inc. together with its subsidiaries and affiliates, is a real estate company providing property management, leasing, marketing, acquisition, development and other related services. As of July 2003, the Inland Real Estate Group of Companies employed more than 1,024 people, managed over $5 billion in assets, and more than 60 million square feet of commercial property.

     THE PROPERTY. The property consists of a 310,360 sq.ft., anchored retail center in Hickory, North Carolina, constructed in 1999-2000. The property, 100% occupied as of 11/20/2003, is shadow anchored by a Target (not part of the collateral). Hickory Ridge is anchored by a Kohl's Department Store (A-/A3/A by S/M/F), Best Buy (BBB-/Baa3/BBB by S/M/F) and Marshall's (A/A3/- by S/M/F). Other tenants at the property include, Dick's Sporting Goods, Old Navy, Linens 'N Things, AC Moore, and Pier 1 Imports (BBB-/Baa3/- by S/M/F).

     Hickory Ridge is located across the street from the 904,452 sq.ft. Valley Hills Mall, which is anchored by JC Penny, Sears, Belks, and Dillards. Hickory Furniture Mart has approximately 100 stores and is located less than 2 miles from Hickory Ridge.

     SIGNIFICANT TENANTS. The property is currently 100% occupied by 22 tenants. Approximately 56% of the NRA and 44% of the base rent is from investment grade tenants.

     Kohl's Department Store (NYSE: KSS; rated A-/A3/A by S/M/F), occupies 86,584 sq.ft. (27.9% of NRA) under a lease for $6.83psf expiring in February 2020. Incorporated in 1988, Kohl's Corporation operates specialty department stores that feature moderately-priced apparel, shoes, accessories, soft home products and housewares. As of January 31, 2004, Kohl's Corporation operated 542 stores and had 41.4 million square feet of selling space. Kohl's Corporation also plans to open approximately 95 new stores in fiscal 2004. During fiscal 2002, Kohl's had net income of $643 million compared to fiscal 2001 net income of $496 million. Fiscal 2002 net sales were $9,120 million, an increase of 22% over fiscal 2001 sales of $7,489 million.

     Best Buy (NYSE: BBY; rated BBB-/Baa3/BBB by S/M/F), occupies 45,000 sq.ft. (14.5% of NRA) under a lease for $10.75psf expiring in January 2014. Best Buy sells personal computers and other home office products, consumer electronics, entertainment software, major appliances and related accessories through 750 retail stores in the U.S. and Canada as of January 9, 2004. For the 2003 fiscal year, total revenue rose 18.3% to $20.9 billion, compared with $17.7 billion for fiscal 2002.

     Linens 'N Things (NYSE: LIN) occupies 35,000 sq.ft. (11.3% or NRA) under a lease for $10.50psf expiring in June 2015. Founded in 1975, Linens 'N Things, Inc. is a national retailer of home textiles, housewares and home accessories, operating 391 stores in 45 states and four Canadian provinces as of fiscal year end 2003. Net sales for fiscal 2002 were $2.2 billion, an increase of 19.8% over fiscal 2001 sales of $1.8 billion. Net income for fiscal 2002 was $69.2 million, an increase of 133% over fiscal 2001 net income of $29.7 million.

     PROPERTY MANAGEMENT. The property is managed by Inland Northwest Management Corp., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not allowed.

                                   APPENDIX D
--------------------------------------------------------------------------------
[BEAR STEARNS LOGO]               March 4, 2004             [MERRILL LYNCH LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                            -------------------------

                                 $1,029,492,000
                                  (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

                            -------------------------

                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            AS MORTGAGE LOAN SELLERS

                            -------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       INITIAL                                       WEIGHTED       PRINCIPAL       ASSUMED FINAL
                  APPROX. SIZE      PASS-THROUGH      RATINGS       SUBORDINATION  AVERAGE LIFE      WINDOW         DISTRIBUTION
     CLASS           (FACE)             RATE        (S&P/FITCH)        LEVELS        (YRS.)(1)      (MO.) (1)          DATE(1)
-----------------------------------------------------------------------------------------------------------------------------------
      A-1         $186,500,000          3.236%         AAA/AAA          13.00%         3.8             1-58             1/11/09
-----------------------------------------------------------------------------------------------------------------------------------
      A-2         $150,000,000          3.869%         AAA/AAA          13.00%         5.4             58-80           11/11/10
-----------------------------------------------------------------------------------------------------------------------------------
      A-3         $158,000,000          4.487%         AAA/AAA          13.00%         8.1            80-110            5/11/13
-----------------------------------------------------------------------------------------------------------------------------------
      A-4         $469,869,000          4.715%         AAA/AAA          13.00%         9.6            110-118           1/11/14
-----------------------------------------------------------------------------------------------------------------------------------
       B           $26,326,000          4.810%          AA/AA           10.63%         9.8            118-119           2/11/14
-----------------------------------------------------------------------------------------------------------------------------------
       C           $12,471,000          4.850%         AA-/AA-           9.50%         9.9            119-119           2/11/14
-----------------------------------------------------------------------------------------------------------------------------------
       D           $16,627,000          4.889%           A/A             8.00%         9.9            119-119           2/11/14
-----------------------------------------------------------------------------------------------------------------------------------
       E            $9,699,000          4.998%          A-/A-            7.13%         9.9            119-119           2/11/14
-----------------------------------------------------------------------------------------------------------------------------------


(1) Based on the structuring assumptions, assuming 0% CPR, described in the preliminary Prospectus Supplement.

BEAR, STEARNS & CO. INC.                                     MERRILL LYNCH & CO.
Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager


GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
Co-Manager                                                            Co-Manager


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3

TRANSACTION FEATURES
--------------------

o    Sellers:

     ---------------------------------------------------------------------------------------------------------
                                                                            CUT-OFF DATE
     SELLERS                                          NO. OF LOANS           BALANCE ($)            % OF POOL
     ---------------------------------------------------------------------------------------------------------
     Prudential Mortgage Capital Funding, LLC              49                 $461,709,050              41.65%
     Bear Stearns Commercial Mortgage, Inc.                36                 $350,041,244              31.58%
     Wells Fargo Bank, National Association                31                 $296,720,475              26.77%
     ---------------------------------------------------------------------------------------------------------
     TOTAL:                                               116               $1,108,470,769             100.00%
     ---------------------------------------------------------------------------------------------------------


o    Loan Pool:
     o   Average Cut-off Date Balance:  $9,555,782

     o   Largest mortgage loan group by Cut-off Date Balance:  $92,800,000
     o Five largest and ten largest loans by Cut-off DateBalance: 28.14% and 42.04% of pool, respectively

o    Credit Statistics:
     o   Weighted average underwritten debt service coverage ratio of 1.93x
     o Weighted average cut-off date loan-to-value ratio of 65.0%; weighted average balloon loan-to-value ratio of 54.1%

o    Property Types:

                               [PIE CHART OMITTED]

                    Mixed Use                          0.6%
                    Self-Storage                       3.7%
                    Manufactured Housing Community     6.6%
                    Multifamily                       11.1%
                    Industrial                        11.9%
                    Office                            22.4%
                    Retail                            43.7%


o    Call Protection:
     o 67.17% of the pool (80 loans) has a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions.
     o 22.57% of the pool (27 loans) has a lockout period ranging from 16 to 61 payments from origination, then the greater of 1% or yield maintenance.
     o 1.89% of the pool (7 loans) has a lockout period of 35 payments from origination, then either the greater of 1% or yield maintenance or defeasance.
     o 8.37% of the pool (2 crossed loans) has no lockout from origination, but prepayments require the greater of a prepayment premium or yield maintenance.

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


OFFERED CERTIFICATES
--------------------

------------------------------------------------------------------------------------------------------------------------------------
              INITIAL                                                 WEIGHTED      PRINCIPAL      ASSUMED FINAL     INITIAL
            CERTIFICATE          SUBORDINATION        RATINGS         AVERAGE         WINDOW       DISTRIBUTION    PASS-THROUGH
CLASS        BALANCE(1)              LEVELS         (S&P/FITCH)    LIFE (YRS.)(2)    (MO.)(2)         DATE(2)         RATE(3)
------------------------------------------------------------------------------------------------------------------------------------
A-1         $186,500,000             13.00%           AAA/AAA           3.8           1-58            1/11/09         3.236%
------------------------------------------------------------------------------------------------------------------------------------
A-2         $150,000,000             13.00%           AAA/AAA           5.4           58-80          11/11/10         3.869%
------------------------------------------------------------------------------------------------------------------------------------
A-3         $158,000,000             13.00%           AAA/AAA           8.1          80-110           5/11/13         4.487%
------------------------------------------------------------------------------------------------------------------------------------
A-4         $469,869,000             13.00%           AAA/AAA           9.6          110-118          1/11/14         4.715%
------------------------------------------------------------------------------------------------------------------------------------
B            $26,326,000             10.63%            AA/AA            9.8          118-119          2/11/14         4.810%
------------------------------------------------------------------------------------------------------------------------------------
C            $12,471,000              9.50%           AA-/AA-           9.9          119-119          2/11/14         4.850%
------------------------------------------------------------------------------------------------------------------------------------
D            $16,627,000              8.00%             A/A             9.9          119-119          2/11/14         4.889%
------------------------------------------------------------------------------------------------------------------------------------
E             $9,699,000              7.13%            A-/A-            9.9          119-119          2/11/14         4.998%
------------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES (4)
------------------------

------------------------------------------------------------------------------------------------------------------------------------

         INITIAL CERTIFICATE                                     WEIGHTED       PRINCIPAL /      ASSUMED FINAL      INITIAL
           BALANCE/NOTIONAL   SUBORDINATION        RATINGS        AVERAGE         NOTIONAL        DISTRIBUTION     PASS-THROUGH
CLASS      AMOUNT(1) (5) (6)      LEVELS         (S&P/FITCH)   LIFE (YRS.)(2) WINDOW (MO.) (2)       DATE(2)         RATE(3)
------------------------------------------------------------------------------------------------------------------------------------
X-1         $1,108,470,769          n/a            AAA/AAA         8.0            1-238                1/11/24        0.072%
------------------------------------------------------------------------------------------------------------------------------------
X-2         $1,072,357,000          n/a            AAA/AAA         5.7            12-96                3/11/12        1.337%
------------------------------------------------------------------------------------------------------------------------------------
F              $15,241,000         5.75%          BBB+/BBB+        9.9           119-120               3/11/14        5.199%
------------------------------------------------------------------------------------------------------------------------------------
G              $11,085,000         4.75%           BBB/BBB        10.0           120-120               3/11/14        5.305%
------------------------------------------------------------------------------------------------------------------------------------
H              $13,856,000         3.50%          BBB-/BBB-       10.0           120-126               9/11/14        5.730%
------------------------------------------------------------------------------------------------------------------------------------
J               $2,771,000         3.25%           BB+/BB+        10.9           126-136               7/11/15        5.025%
------------------------------------------------------------------------------------------------------------------------------------
K               $5,542,000         2.75%            BB/BB         11.6           136-140              11/11/15        5.025%
------------------------------------------------------------------------------------------------------------------------------------
L               $6,928,000         2.13%           BB-/BB-        12.6           140-163              10/11/17        5.025%
------------------------------------------------------------------------------------------------------------------------------------
M               $5,543,000         1.63%            B+/B+         13.7           163-172               7/11/18        5.025%
------------------------------------------------------------------------------------------------------------------------------------
N               $2,771,000         1.38%             B/B          14.5           172-175              10/11/18        5.025%
------------------------------------------------------------------------------------------------------------------------------------
P               $2,771,000         1.13%            B-/B-         14.6           175-175              10/11/18        5.025%
------------------------------------------------------------------------------------------------------------------------------------
Q              $12,470,769         0.00%            NR/NR         16.0           175-238               1/11/24        5.025%
------------------------------------------------------------------------------------------------------------------------------------

Notes:    (1)  Subject to a permitted variance of plus or minus 5%.
          (2) Based on the structuring assumptions, assuming 0% CPR, described in the preliminary Prospectus Supplement.
          (3) The Class A-1, A-2, A-3 and A-4 Certificates will each accrue interest at a fixed rate, the Class B, C, D, E, F, G, J, K, L M, N, P and Q Certificates will each accrue interest at a fixed rate subject to a cap equal to the weighted average net mortgage rate. The Class H Certificate will accrue interest at a rate equal to the weighted average net mortgage rate. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
          (4)  Certificates to be offered privately pursuant to Rule 144A.
          (5) The Class X-1 Notional Amount is equal to the sum of all Certificate Balances outstanding from time to time.
          (6)  The Class X-2 Notional Amount is as described herein.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


I. ISSUE CHARACTERISTICS

   Issue Type:                                Public: Classes A-1, A-2, A-3,
                                              A-4, B, C, D and E (the "Offered
                                              Certificates").

                                              Private (Rule 144A): Classes X-1,
                                              X-2, F, G, H, J, K, L, M, N, P and
                                              Q.

   Securities Offered:                        $1,029,492,000 monthly pay,
                                              multi-class, sequential pay
                                              commercial mortgage REMIC
                                              Pass-Through Certificates,
                                              including eight principal and
                                              interest classes (Classes A-1,
                                              A-2, A-3, A-4, B, C, D and E)
                                              ("Offered Certificates").

   Sellers:                                   Prudential Mortgage Capital
                                              Funding, LLC ("PMCF"); Bear
                                              Stearns Commercial Mortgage, Inc.
                                              ("BSCMI"); Wells Fargo Bank,
                                              National Association ("WFB")

   Co-lead Bookrunning Managers:              Bear, Stearns & Co. Inc. and
                                              Merrill Lynch, Pierce, Fenner &
                                              Smith Incorporated

   Co-Managers:                               Goldman, Sachs & Co. and Wells
                                              Fargo Brokerage Services, LLC

   Master Servicers(1):                       Prudential Asset Resources, Inc.
                                              (with respect to the mortgage
                                              loans sold by PMCF); Wells Fargo
                                              Bank, National Association (with
                                              respect to the loans sold by BSCMI
                                              and WFB, except for the Two
                                              Commerce Square Loan, which will
                                              be serviced by GMAC Commercial
                                              Mortgage Corporation).

   Special Servicers(1):                      ARCap Servicing, Inc., except for
                                              the Lion Industrial Portfolio
                                              Loan, Two Commerce Square Loan and
                                              Carmel Mountain Plaza Loan, which
                                              will be specially serviced by
                                              Prudential Asset Resources, Inc.,
                                              Midland Loan Services, Inc. and
                                              GMAC Commercial Mortgage
                                              Corporation, respectively.

   Certificate Administrator:                 Wells Fargo Bank, National
                                              Association

   Trustee:                                   LaSalle Bank National Association

   Fiscal Agent:                              ABN AMRO Bank N.V.

   Cut-Off Date:                              March 1, 2004.

   Expected Closing Date:                     On or about March 18, 2004.

   Distribution Dates:                        The 11th of each month, commencing
                                              in April 2004 (or if the 11th is
                                              not a business day, the next
                                              succeeding business day).

   Minimum Denominations:                     $25,000 for the Class A-1, A-2,
                                              A-3 and A-4 certificates, $100,000
                                              for other Offered Certificates,
                                              and, in each case, in multiples of
                                              $1 thereafter.

   Delivery:                                  DTC, Euroclear and Clearstream.

   ERISA/SMMEA Status:                        Classes A-1, A-2, A-3, A-4, B, C,
                                              D and E are expected to be
                                              eligible for purchase with assets
                                              of plans that are subject to ERISA
                                              subject to certain conditions. No
                                              Class of Certificates is SMMEA
                                              eligible.

   Rating Agencies:                           The Offered Certificates will be
                                              rated by Fitch, Inc. and Standard
                                              & Poor's Ratings Services.

   Risk Factors:                              THE CERTIFICATES INVOLVE CERTAIN
                                              RISKS AND MAY NOT BE SUITABLE FOR
                                              ALL INVESTORS. SEE THE "RISK
                                              FACTORS" SECTION OF THE PROSPECTUS
                                              SUPPLEMENT AND THE "RISK FACTORS"
                                              SECTION OF THE PROSPECTUS.

(1) The Two Commerce Square Loan, Trinity Centre Loan, and Carmel Mountain Plaza Loan are currently being serviced individually under separate pooling and servicing agreements. See "Large Loan Description - Summary of Split Loan Structures" below.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


II. STRUCTURE CHARACTERISTICS
-----------------------------

The Class A-1, A-2, A-3 and A-4 Certificates will each accrue interest at a fixed rate and the Class B, C, D, E, F, G, J, K, L, M, N, P and Q Certificates will each accrue interest at a fixed rate subject to a cap equal to the weighted average net mortgage rate. The Class H Certificate will accrue interest at a rate equal to the weighted average net mortgage rate. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.



IO STRUCTURE:
-------------


                            Month         0    12   24     36    48    60   72    84     96       Maturity
Class A-1       AAA/AAA     [X]            [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $186.5mm
Class A-2       AAA/AAA      [X]           [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $250.0mm
Class A-3       AAA/AAA       [X]          [-]   [-]   [-]   [-]   [-]   [-]   [ ]   [ ]    [ ]   $158.0mm
Class A-4       AAA/AAA        [X]         [-]   [-]   [-]   [-]   [-]   [-]   [-]   [-]    [ ]   $469.9mm
Class B         AA/AA           [X]        [-]   [-]   [-]   [-]   [-]   [-]   [-]   [-]    [ ]   $ 26.3mm
Class C         AA-/AA-          [X]       [-]   [-]   [-]   [-]   [-]   [-]   [-]   [ ]    [ ]   $ 12.5mm
Class D         A/A               [X]      [-]   [-]   [-]   [-]   [-]   [-]   [ ]   [ ]    [ ]   $ 16.6mm
Class E         A-/A-              [X]     [-]   [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]    [ ]   $  9.7mm
Class F         BBB+/BBB+           [X]    [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 15.2mm
Class G         BBB/BBB              [X]   [-]   [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 11.1mm
Class H         BBB-/BBB-             [X]  [-]   [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 13.9mm
Class J         BB+/BB+        [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  2.8mm
Class K         BB/BB          [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  5.5mm
Class L         BB-/BB-        [X]         [-]   [-]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $  6.9mm
Classes M-Q     B+/B+ to NR    [X]         [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]   [ ]    [ ]   $ 23.6mm

       [X] X-1 + X-2 IO Strip    [ ] X-1 Notional     [-] X-2 Notional


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o during the period from the Issue Date through and including the distribution date in March 2005, the sum of (a) the lesser of $173,942,000 and the total principal balance of the Class A-1 Certificates outstanding from time to time and (b) the total principal balance of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates outstanding from time to time;

o during the period following the distribution date in March 2005 through and including the distribution date in March 2006, the sum of (a) the lesser of $120,191,000 and the total principal balance of the Class A-1 Certificates outstanding from time to time and (b) the total principal balance of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates outstanding from time to time;

o during the period following the distribution date in March 2006 through and including the distribution date in March 2007, the sum of (a) the lesser of $65,216,000 and the total principal balance of the Class A-1 Certificates outstanding from time to time, (b) the total principal balance of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates outstanding from time to time and (c) the lesser of $9,762,000 and the total principal balance of the Class H Certificates outstanding from time to time;

o during the period following the distribution date in March 2007 through and including the distribution date in March 2008, the sum of (a) the lesser of $13,941,000 and the total principal balance of the Class A-1 Certificates outstanding from time to time, (b) the total principal balance of the Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E and Class F Certificates outstanding from time to time and (c) the lesser of $844,000 and the total principal balance of the Class G Certificates outstanding from time to time;

o during the period following the distribution date in March 2008 through and including the distribution date in March 2009, the sum of (a) the lesser of $122,773,000 and the total principal balance of the Class A-3 Certificates outstanding from time to time, (c) the total principal balance of the Class A-4, Class B, Class C and Class D Certificates outstanding from time to time and (d) the lesser of $7,695,000 and the total principal balance of the Class E Certificates outstanding from time to time;

o during the period following the distribution date in March 2009 through and including the distribution date in March 2010, the sum of (a) the lesser of $82,357,000 and the total principal balance of the Class A-3 Certificates outstanding from time to time, (b) the total principal balance of the Class A-4, Class B and Class C Certificates outstanding from time to time and (c) the lesser of $10,414,000 and the total principal balance of the Class D Certificates outstanding from time to time;

o during the period following the distribution date in March 2010 through and including the distribution date in March 2011, the sum of (a) the lesser of $462,708,000 and the total principal balance of the Class A-4 Certificates outstanding from time to time, (b) the total principal balance of the Class B Certificates outstanding from time to time and (c) the lesser of 10,384,000 and the total principal balance of the Class C Certificates outstanding from time to time;

o during the period following the distribution date in March 2011 through and including the distribution date in March 2012, the sum of (a) the lesser of $432,403,000 and the total principal balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $26,097,000 and the total principal balance of the Class B Certificates outstanding from time to time; and

o    following the distribution date occurring in March 2012, $0.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


III. COLLATERAL CHARACTERISTICS
-------------------------------


CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
                            NO. OF        AGGREGATE
                          MORTGAGE       CUT-OFF DATE   % OF
                             LOANS        BALANCE ($)   POOL
---------------------------------------------------------------
1,220,787 - 1,999,999          10          18,032,120    1.6
2,000,000 - 3,999,999          32          97,642,526    8.8
4,000,000 - 5,999,999          23         115,109,460   10.4
6,000,000 - 7,999,999          12          86,930,260    7.8
8,000,000 - 9,999,999          11          98,987,475    8.9
10,000,000 - 11,999,999         8          89,021,765    8.0
12,000,000 - 15,999,999         6          84,870,524    7.7
16,000,000 - 19,999,999         3          51,829,508    4.7
20,000,000 - 29,999,999         3          72,556,400    6.5
30,000,000 - 68,393,600         8         393,490,732   35.5
---------------------------------------------------------------
TOTAL:                        116       1,108,470,769  100.0
---------------------------------------------------------------

Min: $1,220,787    Max: $68,393,600(1)   Average: $9,555,782
---------------------------------------------------------------

STATE
--------------------------------------------------------------
                             NO. OF       AGGREGATE
                          MORTGAGED    CUT-OFF DATE    % OF
                         PROPERTIES     BALANCE ($)    POOL
--------------------------------------------------------------
Pennsylvania                 10         194,492,246    17.5
California                   31         192,039,292    17.3
  Southern California        21         122,422,593    11.0
  Northern California        10          69,616,700     6.3
New York                     20         181,404,972    16.4
Florida                      12          79,124,853     7.1
Texas                        21          72,386,991     6.5
Colorado                      1          48,892,750     4.4
Illinois                      4          36,784,374     3.3
Maryland                      6          36,140,267     3.3
Other                        56         267,205,025    24.1
--------------------------------------------------------------
 TOTAL:                      161      1,108,470,769   100.0
--------------------------------------------------------------

PROPERTY TYPE
-------------------------------------------------------------
                             NO. OF       AGGREGATE
                          MORTGAGED    CUT-OFF DATE   % OF
                         PROPERTIES     BALANCE ($)   POOL
-------------------------------------------------------------
Retail                       51         484,277,115   43.7
Office                       16         248,279,064   22.4
Industrial                   52         131,985,097   11.9
Multifamily                  21         123,437,282   11.1
Manufactured Housing          7          73,106,464    6.6
Self-Storage                 12          41,169,949    3.7
Mixed Use                     2           6,215,799    0.6
-------------------------------------------------------------
TOTAL:                      161       1,108,470,769  100.0
-------------------------------------------------------------

MORTGAGE RATE (%)
------------------------------------------------------------
                          NO. OF        AGGREGATE
                        MORTGAGE     CUT-OFF DATE    % OF
                           LOANS      BALANCE ($)    POOL
------------------------------------------------------------
4.2600 - 4.7499            6         138,220,000     12.5
4.7500 - 5.2499           15         100,693,841      9.1
5.2500 - 5.4999           18         142,825,852     12.9
5.5000 - 5.7499           17         192,115,914     17.3
5.7500 - 5.9999           27         222,202,543     20.0
6.0000 - 6.2499           19         158,077,554     14.3
6.2500 - 6.4999            9         126,676,800     11.4
6.5000 - 7.1900            5          27,658,265      2.5
------------------------------------------------------------
TOTAL:                   116       1,108,470,769    100.0
------------------------------------------------------------
  Min:  4.2600    Max:  7.1900         Wtd Avg:  5.6086
------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS)
------------------------------------------------------------
                         NO. OF         AGGREGATE
                       MORTGAGE      CUT-OFF DATE    % OF
                          LOANS       BALANCE ($)    POOL
------------------------------------------------------------
60 - 60                     21         200,286,892   18.1
61 - 84                      8          87,661,899    7.9
85 - 120                    77         755,583,350   68.2
121 - 240                   10          64,938,629    5.9
------------------------------------------------------------
TOTAL:                     116       1,108,470,769  100.0
------------------------------------------------------------
  Min:  60        Max:  240            Wtd Avg:  109
------------------------------------------------------------

REMAINING TERM TO STATED MATURITY (MOS)
-------------------------------------------------------------
                          NO. OF        AGGREGATE
                        MORTGAGE     CUT-OFF DATE     % OF
                           LOANS      BALANCE ($)     POOL
-------------------------------------------------------------
54 - 60                      21        200,286,892    18.1
61 - 84                       8         87,661,899     7.9
85 - 120                     77        755,583,350    68.2
121 - 238                    10         64,938,629     5.9
-------------------------------------------------------------
 TOTAL:                     116      1,108,470,769   100.0
-------------------------------------------------------------
  Min:  54        Max:  238            Wtd Avg:  106
-------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                    NO. OF         AGGREGATE
                  MORTGAGE      CUT-OFF DATE    % OF
                     LOANS       BALANCE ($)    POOL
-------------------------------------------------------
33.82 - 40.00          4          100,697,743    9.1
40.01 - 45.00          4           14,607,969    1.3
45.01 - 50.00          5           35,665,136    3.2
50.01 - 55.00          9           64,981,083    5.9
55.01 - 60.00         10           97,622,094    8.8
60.01 - 65.00         12          136,122,620   12.3
65.01 - 70.00         16          116,380,524   10.5
70.01 - 75.00         30          350,061,774   31.6
75.01 - 80.00         26          192,331,825   17.4
-------------------------------------------------------
TOTAL:               116        1,108,470,769  100.0
-------------------------------------------------------
  Min:   33.82    Max:  80.00       Wtd Avg:  65.00
-------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY (%)
------------------------------------------------------
                  NO. OF           AGGREGATE
                MORTGAGE        CUT-OFF DATE   % OF
                   LOANS         BALANCE ($)   POOL
------------------------------------------------------
 0.95 - 30.00       7             37,754,264    3.4
30.01 - 40.00      11            146,207,015   13.2
40.01 - 45.00       5             41,413,616    3.7
45.01 - 50.00      14            114,714,309   10.3
50.01 - 55.00      10            110,034,466    9.9
55.01 - 60.00      18            113,330,755   10.2
60.01 - 65.00      23            322,887,359   29.1
65.01 - 70.00      17            176,466,345   15.9
70.01 - 74.28      11             45,662,640    4.1
------------------------------------------------------
TOTAL:            116          1,108,470,769  100.0
------------------------------------------------------
  Min:  0.95      Max:  74.28       Wtd Avg:   54.09
------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
------------------------------------------------------
                  NO. OF         AGGREGATE
                MORTGAGE      CUT-OFF DATE    %  OF
                   LOANS       BALANCE ($)     POOL
------------------------------------------------------
1.1689 - 1.2499     6           29,836,969      2.7
1.2500 - 1.2999     6           66,771,379      6.0
1.3000 - 1.3499     7           53,337,673      4.8
1.3500 - 1.3999    14          157,427,857     14.2
1.4000 - 1.4499    18          118,071,430     10.7
1.4500 - 1.4999     6           36,799,363      3.3
1.5000 - 1.5499     7           72,113,858      6.5
1.5500 - 1.5999    13           84,735,356      7.6
1.6000 - 1.7999    10          146,564,601     13.2
1.8000 - 1.9999    10           99,610,098      9.0
2.0000 - 4.6658    19          243,202,184     21.9
------------------------------------------------------
TOTAL:            116        1,108,470,769    100.0
------------------------------------------------------
  Min:  1.17      Max:  4.67          Wtd Avg:  1.93
------------------------------------------------------



All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the cut-off date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and Remaining Term to Stated Maturity tables are based on the anticipated repayment dates ("ARD") for mortgage loans with anticipated repayment dates. Sum of column entries may not match "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each pooled mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by the pooled mortgage loan and the non-pooled mortgage loan. The loan-to-value ratios and debt service coverage ratios for the pooled mortgage loans secured by the Lion Industrial Portfolio are calculated in the manner described herein.


(1) For purposes of the prospectus supplement and this Collateral Term Sheet, the Lion Industrial Portfolio Pooled Mortgage Loans are treated as two separate pari passu cross-collateralized and cross-defaulted senior loans (evidenced by one note) with different maturities, Tranche A (with an original principal balance of $68,393,600), and Tranche B (with an original principal balance of $24,406,400) comprise the $92,800,000 senior ("A") portion of a $185,600,000 first mortgage loan. Both tranches of the senior ("A") portion of the loan are trust fund assets.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


IV. LARGE LOAN DESCRIPTION
--------------------------


                                TEN LARGEST LOANS
                                -----------------

------------------------------------------------------------------------------------------------------------------------------------

NO.       PROPERTY NAME                                         CITY              STATE       PROPERTY TYPE   CUT-OFF DATE BALANCE
------------------------------------------------------------------------------------------------------------------------------------
   1      Lion Industrial Portfolio(1), (2)                   Various             Various      Industrial         $92,800,000
------------------------------------------------------------------------------------------------------------------------------------
   2      Two Commerce Square(3)                            Philadelphia            PA           Office           $64,711,587
------------------------------------------------------------------------------------------------------------------------------------
   3      The Curtis Center                                 Philadelphia            PA           Office           $62,710,316
------------------------------------------------------------------------------------------------------------------------------------
   4      Aurora City Place                                    Aurora               CO           Retail           $48,892,750
------------------------------------------------------------------------------------------------------------------------------------
   5      Great Northern Mall                                   Clay                NY           Retail           $42,853,667
------------------------------------------------------------------------------------------------------------------------------------
   6      Trinity Centre(4), (5)                              New York              NY           Office           $39,400,000
------------------------------------------------------------------------------------------------------------------------------------
   7      Carmel Mountain Plaza(6)                           San Diego              CA           Retail           $35,167,333
------------------------------------------------------------------------------------------------------------------------------------
   8      Pine Lakes Country Club                         North Fort Myers           FL            MHC            $31,361,479
------------------------------------------------------------------------------------------------------------------------------------
   9      Valley Forge Towers North(7)                    King of Prussia            PA        Multifamily        $24,500,000
------------------------------------------------------------------------------------------------------------------------------------
   10     Hickory Ridge                                       Hickory               NC           Retail           $23,650,000
------------------------------------------------------------------------------------------------------------------------------------
          TOTAL/WEIGHTED AVERAGE                                                                                  $466,047,132
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                          LOAN PER                        CUT-OFF DATE          BALLOON
NO.      % OF POOL       UNITS/SF          UNIT/SF          U/W DSCR          LTV                 LTV
--------------------------------------------------------------------------------------------------------------
   1        8.4%         5,361,160         $17.31            4.67x           33.8%               33.5%
--------------------------------------------------------------------------------------------------------------
   2        5.8%         953,276           $135.77           1.70x           63.1%               51.9%
--------------------------------------------------------------------------------------------------------------
   3        5.7%         838,168           $74.82            1.37x           74.2%               63.5%
--------------------------------------------------------------------------------------------------------------
   4        4.4%         331,657           $147.42           1.53x           74.4%               62.8%
--------------------------------------------------------------------------------------------------------------
   5        3.9%         504,743           $84.90            2.19x           56.6%               47.0%
--------------------------------------------------------------------------------------------------------------
   6        3.6%         845,765           $116.46           1.95x           67.9%               62.4%
--------------------------------------------------------------------------------------------------------------
   7        3.2%         440,228           $159.77           1.41x           73.3%               62.0%
--------------------------------------------------------------------------------------------------------------
   8        2.8%           584           $53,701.16          1.25x           71.1%               66.3%
--------------------------------------------------------------------------------------------------------------
   9        2.2%           242           $101,239.67         1.75x           77.1%               65.7%
--------------------------------------------------------------------------------------------------------------
   10       2.1%         310,360           $76.20            2.77x           55.3%               55.3%
--------------------------------------------------------------------------------------------------------------
           42.0%                                             2.30X           61.4%               54.0%
--------------------------------------------------------------------------------------------------------------


(1) The $92,800,000 loan balance represents the senior ("A") portion of a $185,600,000 first mortgage loan. The senior A portion (described as two separate pari passu cross collateralized trust fund assets in the prospectus supplement) is comprised of 2 tranches ("Tranche A" and "Tranche B") with different maturity dates. The entire Lion Industrial Portfolio Loan is interest only for the first 60 months of the term. Tranche A (with an original principal balance of $68,393,600) has a maturity date of 01/01/09. Principal and interest payments on the remaining balance of $24,406,400 will commence on 02/01/09. All Balloon LTV, U/W DSCR and Loan per Unit/SF numbers in this table are based on the $92,800,000 aggregate senior financing. The U/W DSCR shown here is calculated based on the initial interest only period. The Balloon LTV shown here is based on the loan balance after the interest only period and the assumption that 73.7% of the mortgaged properties securing the loan will be released in connection with the balloon payment due on the Tranche A maturity date.

(2) In connection with determining the Underwritten DSCR NOI, the Underwritten DSCR NCF and the LTV for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period), we assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, we calculated the underwritten DSCR NOI, the Underwritten DSCR NCF and the Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) based on 26.3% of the Underwritten NOI, Underwritten Net Cash Flow and Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

(3) The $66,000,000 loan represents a 50% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The Balloon LTV, U/W DSCR and Loan per Unit/SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(4) The $39,400,000 loan represents a 40% pari passu interest in a $98,500,000 first mortgage loan. All Balloon LTV, U/W DSCR and Loan per Unit/SF numbers in this table are based on the total $98,500,000 financing.

(5) In the case of the Trinity Centre Loan, the loan is interest only for the first 24 months of the loan term, with principal and interest payments commencing on 12/01/2005. The U/W DSCR is calculated based upon the initial Interest Only period.

(6) The $35,500,000 loan represents a 50% pari passu interest in a $71,000,000 first mortgage loan. All Balloon LTV, U/W DSCR and Loan per Unit/SF numbers in this table are based on the total $71,000,000 financing.

(7) In the case of the Valley Forge Towers North Loan, the loan is interest only for the first 12 months of the loan term, with principal and interest payments commencing on 03/01/2005. The U/W DSCR is calculated based upon the initial Interest Only period.


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,029,492,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PWR3


V. SUMMARY OF SPLIT LOAN STRUCTURES

-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
      PROPERTY NAME        RELATED NOTES/TRANCHES    WHETHER NOTE/TRANCHE    HOLDER OF NOTE/TRANCHE      WHETHER HOLDER OF
                           IN LOAN GROUP (CUT-OFF         IS HELD BY                                   NOTE/TRANCHE IS LEAD
                                DATE BALANCE)       SERIES 2004-PWR3 TRUST                              SERVICER FOR ENTIRE
                                                             FUND                                          LOAN GROUP(1)
-------------------------- ---------------------------------------------------------------------------------------------------
Lion Industrial Portfolio  Senior A Notes (pari passu with each other):
-------------------------- ---------------------------------------------------------------------------------------------------
                           $68,393,600 (Five-Year             Yes            Series 2004-PWR3 Trust             Yes
                                  Tranche)
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                           $24,406,400 (Seven-Year            Yes            Series 2004-PWR3 Trust             Yes
                                  Tranche)
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                           Subordinate B Notes (pari passu with each other):
-------------------------- ---------------------------------------------------------------------------------------------------
                            $68,393,600 (Five-Year            No                 The Prudential                 No
                                  Tranche)                                    Insurance Company of
                                                                                     America
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                           $24,406,400 (Seven-Year            No                 The Prudential                 No
                                  Tranche)                                    Insurance Company of
                                                                                     America
-------------------------- ---------------------------------------------------------------------------------------------------
Two Commerce Square        Senior A Notes (pari passu with each other):
-------------------------- ---------------------------------------------------------------------------------------------------
                                 $64,711,587                  No             Morgan Stanley Capital             Yes
                                                                                 I Inc., Series
                                                                                2003-IQ5 Trust(4)

-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                                 $64,711,587                  Yes            Series 2004-PWR3 Trust             No
-------------------------- ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
-------------------------- ---------------------------------------------------------------------------------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ---------------------------------------------------------------------------------------------------
Trinity Centre             Senior A Notes (pari passu with each other):
-------------------------- ---------------------------------------------------------------------------------------------------
                                 $59,100,000                  No             Morgan Stanley Capital             Yes
                                                                                 I Inc., Series
                                                                               2004-TOP13 Trust(4)

-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                                 $39,400,000                  Yes            Series 2004-PWR3 Trust             No
-------------------------- ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
-------------------------- ---------------------------------------------------------------------------------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ---------------------------------------------------------------------------------------------------
Carmel Mountain Plaza      Senior A Notes (pari passu with each other):
-------------------------- ---------------------------------------------------------------------------------------------------
                                 $35,167,333                  No                  Bear Stearns
                                                                               Commercial Mortgage
                                                                             Inc., Series 2003-PWR2
                                                                                    Trust(4)                    Yes
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                                 $35,167,333                  Yes            Series 2004-PWR3 Trust             No
-------------------------- ---------------------------------------------------------------------------------------------------
                           Subordinate B Note:
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                                    None                      N/A                      N/A                      N/A
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------


-------------------------- ------------------------ ------------------------
      PROPERTY NAME        CURRENT MASTER SERVICER  CURRENT SPECIAL SERVICER
                                  FOR HOLDER               FOR HOLDER
                               OF NOTE/TRANCHE (2)     OF NOTE/TRANCHE (3)

-------------------------- -------------------------------------------------
Lion Industrial Portfolio
-------------------------- -------------------------------------------------
                              Prudential Asset         Prudential Asset
                               Resources, Inc.          Resources, Inc.
-------------------------- ------------------------ ------------------------
                              Prudential Asset         Prudential Asset
                               Resources, Inc.          Resources, Inc.
-------------------------- ------------------------ ------------------------

-------------------------- -------------------------------------------------
                                     N/A                      N/A


-------------------------- ------------------------ ------------------------
                                     N/A                      N/A


-------------------------- -------------------------------------------------
Two Commerce Square
-------------------------- -------------------------------------------------
                               GMAC Commercial      Midland Loan Services,
                            Mortgage Corporation             Inc.


-------------------------- ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
-------------------------- -------------------------------------------------

-------------------------- -------------------------------------------------
                                     N/A                      N/A
-------------------------- -------------------------------------------------
Trinity Centre
-------------------------- -------------------------------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.



-------------------------- ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
-------------------------- -------------------------------------------------

-------------------------- -------------------------------------------------
                                     N/A                      N/A
-------------------------- -------------------------------------------------
Carmel Mountain Plaza
-------------------------- -------------------------------------------------
                           Wells Fargo Bank, N.A.       GMAC Commercial
                                                     Mortgage Corporation


-------------------------- ------------------------ ------------------------
                           Wells Fargo Bank, N.A.    ARCap Servicing, Inc.
-------------------------- -------------------------------------------------

-------------------------- ------------------------ ------------------------
                                     N/A                      N/A
-------------------------- ------------------------ ------------------------

     (1) Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

     (2) Indicates the identity of the master servicer for the holder of the relevant note or tranche, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

     (3) Indicates the identity of the special servicer for the holder of the relevant note or tranche, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

     (4) LaSalle Bank National Association is the trustee for this trust.



This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive final Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such final Prospectus and Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE ONLY AFTER REVIEWING SUCH FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                       APPENDIX E
                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                 DISTRIBUTION DATE STATEMENT

                                      TABLE OF CONTENTS

                      ---------------------------------------------------------------------------------
                        STATEMENT SECTIONS                                                PAGE(S)
                        ------------------                                                -------
                        Certificate Distribution Detail                                      2
                        Certificate Factor Detail                                            3
                        Reconciliation Detail                                                4
                        Other Required Information                                           5
                        Cash Reconciliation Detail                                           6
                        Ratings Detail                                                       7
                        Current Mortgage Loan and Property Stratification Tables            8-10
                        Mortgage Loan Detail                                                 11
                        Principal Prepayment Detail                                          12
                        Historical Detail                                                    13
                        Delinquency Loan Detail                                              14
                        Specially Serviced Loan Detail                                     15-16
                        Modified Loan Detail                                                 17
                        Liquidated Loan Detail                                               18
                      ---------------------------------------------------------------------------------


        DEPOSITOR                                         MASTER SERVICER                              MASTER SERVICER
---------------------------------------------    -----------------------------------------    --------------------------------------
Bear Stearns Commercial Mortgage                 Wells Fargo Bank, N.A.                       Prudential Asset Resources, Inc.
Securities Inc.                                  45 Fremont Street, 2nd Floor                 2200 Rose Avenue, Suite 4900E
383 Madison Avenue                               investorreporting@wellsfargo.com             Dallas, TX 75201
New York, NY 10179                               San Francisco, CA 94105

Contact:       General Information Number        Contact:       Matilde Sanchez               Contact:       Hal Collett
Phone Number:  (212) 272-2000                    Phone Number:  (415) 222-2364                Phone Number:  (214) 721-6032
---------------------------------------------    -----------------------------------------    --------------------------------------

                                                          SPECIAL SERVICER
                                                 -----------------------------------------
                                                 ARCap Servicing, Inc.
                                                 5605 N. MacArthur Blvd.
                                                 Irving, TX 75038


                                                 Contact:       Chris Crouch
                                                 Phone Number:  (972) 580-1688
                                                 -----------------------------------------

This report has been compiled from information provided to Wells Fargo Bank, N.A. by various third parties, which may include the master servicers, special servicers and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank MN, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.
------------------------------------------------------------------------------------------------------------------------------------

Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 1 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                   CERTIFICATE DISTRIBUTION DETAIL


                         Pass-Through        Original        Beginning        Principal          Interest
  Class       CUSIP          Rate            Balance          Balance        Distribution      Distribution
---------     -----          ----            -------          -------        ------------      ------------

  A-1                     0.000000%           0.00            0.00              0.00              0.00
  A-2                     0.000000%           0.00            0.00              0.00              0.00
  A-3                     0.000000%           0.00            0.00              0.00              0.00
  A-4                     0.000000%           0.00            0.00              0.00              0.00
   B                      0.000000%           0.00            0.00              0.00              0.00
   C                      0.000000%           0.00            0.00              0.00              0.00
   D                      0.000000%           0.00            0.00              0.00              0.00
   E                      0.000000%           0.00            0.00              0.00              0.00
   F                      0.000000%           0.00            0.00              0.00              0.00
   G                      0.000000%           0.00            0.00              0.00              0.00
   H                      0.000000%           0.00            0.00              0.00              0.00
   J                      0.000000%           0.00            0.00              0.00              0.00
   K                      0.000000%           0.00            0.00              0.00              0.00
   L                      0.000000%           0.00            0.00              0.00              0.00
   M                      0.000000%           0.00            0.00              0.00              0.00
   N                      0.000000%           0.00            0.00              0.00              0.00
   P                      0.000000%           0.00            0.00              0.00              0.00
   Q                      0.000000%           0.00            0.00              0.00              0.00
 -----                    ---------           ----            ----              ----              ----
 Totals                                       0.00            0.00              0.00              0.00
 -----                    ---------           ----            ----              ----              ----
------------------------------------------------------------------------------------------------------------------------------------

                                       Realized Loss/                                             Current
                   Prepayment         Additional Trust         Total           Ending          Subordination
  Class             Premium            Fund Expenses        Distribution       Balance           Level (1)
---------           -------            -------------        ------------       -------           ---------

  A-1                0.00                 0.00                 0.00             0.00               0.00
  A-2                0.00                 0.00                 0.00             0.00               0.00
  A-3                0.00                 0.00                 0.00             0.00               0.00
  A-4                0.00                 0.00                 0.00             0.00               0.00
   B                 0.00                 0.00                 0.00             0.00               0.00
   C                 0.00                 0.00                 0.00             0.00               0.00
   D                 0.00                 0.00                 0.00             0.00               0.00
   E                 0.00                 0.00                 0.00             0.00               0.00
   F                 0.00                 0.00                 0.00             0.00               0.00
   G                 0.00                 0.00                 0.00             0.00               0.00
   H                 0.00                 0.00                 0.00             0.00               0.00
   J                 0.00                 0.00                 0.00             0.00               0.00
   K                 0.00                 0.00                 0.00             0.00               0.00
   L                 0.00                 0.00                 0.00             0.00               0.00
   M                 0.00                 0.00                 0.00             0.00               0.00
   N                 0.00                 0.00                 0.00             0.00               0.00
   P                 0.00                 0.00                 0.00             0.00               0.00
   Q                 0.00                 0.00                 0.00             0.00               0.00
 ------              ----                 ----                 ----             ----               ----
 Totals              0.00                 0.00                 0.00             0.00               0.00
 ------              ----                 ----                 ----             ----               ----
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                        Original      Beginning                                                         Ending
                     Pass-Through       Notional       Notional       Interest        Prepayment       Total           Notional
Class     CUSIP         Rate             Amount         Amount      Distribution       Premium      Distribution        Amount
-----     -----         ----             ------         ------      ------------       -------      ------------        ------

 X-1                  0.000000            0.00           0.00           0.00            0.00            0.00             0.00
 X-2                  0.000000            0.00           0.00           0.00            0.00            0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).
------------------------------------------------------------------------------------------------------------------------------------

Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 2 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                     CERTIFICATE FACTOR DETAIL

                                                                                             Realized Loss/
                             Beginning       Principal       Interest       Prepayment      Additional Trust       Ending
  Class         CUSIP         Balance      Distribution    Distribution       Premium         Fund Expenses        Balance
---------       -----         -------      ------------    ------------       -------         -------------        -------

   A-1                      0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
   A-2                      0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
   A-3                      0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
   A-4                      0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    B                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    C                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    D                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    E                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    F                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    G                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    H                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    J                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    K                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    L                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    M                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    N                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    P                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
    Q                       0.00000000      0.00000000       0.00000000     0.00000000        0.00000000          0.00000000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                         Beginning                                                   Ending
                          Notional          Interest             Prepayment         Notional
Class       CUSIP          Amount         Distribution            Premium            Amount
-----       -----          ------         ------------            -------            ------

 X-1                     0.00000000        0.00000000            0.00000000        0.00000000
 X-2                     0.00000000        0.00000000            0.00000000        0.00000000
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 3 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                       RECONCILIATION DETAIL

                ADVANCE SUMMARY                                              MASTER SERVICING FEE SUMMARY

  P & I Advances Outstanding                    0.00       Current Period Accrued Master Servicing Fees                    0.00
  Servicing Advances Outstanding                0.00       Less Master Servicing Fees on Delinquent Payments               0.00
                                                           Less Reductions to Master Servicing Fees                        0.00
  Reimbursements for Interest on P&I            0.00       Plus Master Servicing Fees on Delinquent Payments Received      0.00
  Advances paid from general collections                   Plus Adjustments for Prior Master Servicing Calculation         0.00
                                                           Total Master Servicing Fees Collected                           0.00
  Reimbursements for Interest on Servicing      0.00
  Advances paid from general collections

CERTIFICATE INTEREST RECONCILIATION
-------------------------------------------------------------------------------------------------------------  ---------------------
          Accrued        Net Aggregate     Distributable      Distributable        Additional                     Remaining Unpaid
        Certificate       Prepayment        Certificate    Certificate Interest    Trust Fund     Interest          Distributable
Class    Interest     Interest Shortfall     Interest          Adjustment           Expenses    Distribution    Certificate Interest
-------------------------------------------------------------------------------------------------------------  ---------------------
 A-1       0.00             0.00               0.00               0.00                0.00          0.00                0.00
 A-2       0.00             0.00               0.00               0.00                0.00          0.00                0.00
 A-3       0.00             0.00               0.00               0.00                0.00          0.00                0.00
 A-4       0.00             0.00               0.00               0.00                0.00          0.00                0.00
 X-1       0.00             0.00               0.00               0.00                0.00          0.00                0.00
 X-2       0.00             0.00               0.00               0.00                0.00          0.00                0.00
  B        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  C        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  D        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  E        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  F        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  G        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  H        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  J        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  K        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  L        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  M        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  N        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  P        0.00             0.00               0.00               0.00                0.00          0.00                0.00
  Q        0.00             0.00               0.00               0.00                0.00          0.00                0.00
-------------------------------------------------------------------------------------------------------------  ---------------------
Totals     0.00             0.00               0.00               0.00                0.00          0.00                0.00
-------------------------------------------------------------------------------------------------------------  ---------------------

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 4 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                     OTHER REQUIRED INFORMATION


   Available Distribution Amount                           0.00




   Aggregate Number of Outstanding Loans                      0
   Aggregate Unpaid Principal Balance of Loans             0.00           Appraisal Reduction Amount
   Aggregate Stated Principal Balance of Loans             0.00           -------------------------------------------------------
                                                                                        Appraisal    Cumulative    Most Recent
                                                                               Loan     Reduction       ASER        App. Red.
                                                                              Number    Effected       Amount         Date
                                                                          -------------------------------------------------------

   Aggregate Amount of Servicing Fee                       0.00
   Aggregate Amount of Special Servicing Fee               0.00
   Aggregate Amount of Trustee Fee                         0.00
   Aggregate Certificate Administrator Fee                 0.00
   Aggregate Trust Fund Expenses                           0.00








                                                                          -------------------------------------------------------
                                                                              Total
                                                                          -------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 5 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------
                                                     CASH RECONCILIATION DETAIL

TOTAL FUNDS COLLECTED                                              TOTAL FUNDS DISTRIBUTED
  INTEREST:                                                          FEES:
    Interest paid or advanced                      0.00                Master Servicing Fee                            0.00
    Interest reductions due to Non-Recoverability                      Trustee Fee                                     0.00
    Determinations                                 0.00                Certificate Administration Fee                  0.00
    Interest Adjustments                           0.00                Insurer Fee                                     0.00
    Deferred Interest                              0.00                Miscellaneous Fee                               0.00
    Net Prepayment Interest Shortfall              0.00                  TOTAL FEES                                        ------
    Net Prepayment Interest Excess                 0.00                                                                      0.00
    Extension Interest                             0.00              ADDITIONAL TRUST FUND EXPENSES:
    Interest Reserve Withdrawal                    0.00                Reimbursement for Interest on Advances          0.00
      TOTAL INTEREST COLLECTED                         ------          ASER Amount                                     0.00
                                                         0.00          Special Servicing Fee                           0.00
  PRINCIPAL:                                                           Rating Agency Expenses                          0.00
    Scheduled Principal                            0.00                Attorney Fees & Expenses                        0.00
    Unscheduled Principal                          0.00                Bankruptcy Expense                              0.00
      Principal Prepayments                        0.00                Taxes Imposed on Trust Fund                     0.00
      Collection of Principal after Maturity Date  0.00                Non-Recoverable Advances                        0.00
      Recoveries from Liquidation and Insurance                        Other Expenses                                  0.00
      Proceeds                                     0.00                  TOTAL ADDITIONAL TRUST FUND EXPENSES              ------
      Excess of Prior Principal Amounts paid       0.00                                                                      0.00
      Curtailments                                 0.00              INTEREST RESERVE DEPOSIT                          0.00
    Negative Amortization                          0.00
    Principal Adjustments                          0.00              PAYMENTS TO CERTIFICATE HOLDERS & OTHERS:
      TOTAL PRINCIPAL COLLECTED                        ------          Interest Distribution                           0.00
                                                         0.00          Principal Distribution                          0.00
  OTHER:                                                               Prepayment Penalties/Yield Maintenance          0.00
    Prepayment Penalties/Yield Maintenance         0.00                Borrower Option Extension Fees                  0.00
    Repayment Fees                                 0.00                Equity Payments Paid                            0.00
    Borrower Option Extension Fees                 0.00                Net Swap Counterparty Payments Paid             0.00
    Equity Payments Received                       0.00                  TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS     ------
    Net Swap Counterparty Payments Received        0.00                                                                      0.00
      TOTAL OTHER COLLECTED:                           ------      TOTAL FUNDS DISTRIBUTED                                 ------
                                                         0.00                                                                0.00
TOTAL FUNDS COLLECTED                                  ------                                                              ======
                                                         0.00
                                                       ======

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 6 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                       RATINGS DETAIL
       ----------------------------------------------------------------------------------------------------------
                                               Original Ratings                        Current Ratings (1)
       Class            CUSIP         ---------------------------------        ----------------------------------
                                       Fitch       Moody's       S & P          Fitch       Moody's       S & P
       ----------------------------------------------------------------------------------------------------------
        A-1
        A-2
        A-3
        A-4
        X-1
        X-2
         B
         C
         D
         E
         F
         G
         H
         J
         K
         L
         M
         N
         P
         Q
       ----------------------------------------------------------------------------------------------------------
       NR  -  Designates that the class was not rated by the above agency at the time of original issuance.
       X   -  Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.
       N/A -  Data not available this period.

     1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.


   Fitch, Inc.                              Moody's Investors Service                   Standard & Poor's Rating Services
   One State Street Plaza                   99 Church Street                            55 Water Street
   New York, New York 10004                 New York, New York 10007                    New York, New York 10041
   (212) 908-0500                           (212) 553-0300                              (212) 438-2430

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 7 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                                SCHEDULED BALANCE                                       STATE (3)
------------------------------------------------------------------   ---------------------------------------------------------------
                                  % of                                                               % of
Scheduled    # of    Scheduled    Agg.   WAM           Weighted                 # of    Scheduled    Agg.   WAM          Weighted
 Balance    loans     Balance     Bal.   (2)   WAC    Avg DSCR (1)     State   Props.    Balance     Bal.   (2)   WAC   Avg DSCR (1)
---------- -------------------------------------------------------   --------- -----------------------------------------------------
---------- -------------------------------------------------------   --------- -----------------------------------------------------





























---------- -------------------------------------------------------   --------- -----------------------------------------------------
  Totals                                                               Totals
---------- -------------------------------------------------------   --------- -----------------------------------------------------

    See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 8 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                     DEBT SERVICE COVERAGE RATIO                                            PROPERTY TYPE (3)
------------------------------------------------------------------   ---------------------------------------------------------------
                                     % of                                                               % of
Debt Service      # of   Scheduled   Agg.  WAM         Weighted                      # of   Scheduled   Agg.  WAM        Weighted
Coverage Ratio   loans    Balance    Bal.  (2)  WAC   Avg DSCR (1)   Property Type  Props.   Balance    Bal.  (2)  WAC  Avg DSCR (1)
--------------  --------------------------------------------------   -------------  ------------------------------------------------
--------------  --------------------------------------------------   -------------  ------------------------------------------------












--------------  --------------------------------------------------   -------------  ------------------------------------------------
    Totals                                                              Totals
--------------  --------------------------------------------------   -------------  ------------------------------------------------



                         NOTE RATE                                                              SEASONING
------------------------------------------------------------------   ---------------------------------------------------------------
                                     % of                                                               % of
    Note         # of    Scheduled   Agg.  WAM          Weighted                     # of   Scheduled   Agg.  WAM         Weighted
    Rate         loans    Balance    Bal.  (2)  WAC   Avg DSCR (1)     Seasoning    loans    Balance    Bal.  (2)  WAC  Avg DSCR (1)
--------------  --------------------------------------------------   -------------  ------------------------------------------------
--------------  --------------------------------------------------   -------------  ------------------------------------------------












--------------  --------------------------------------------------   -------------  ------------------------------------------------
    Totals                                                              Totals
--------------  --------------------------------------------------   -------------  ------------------------------------------------

    See footnotes on last page of this section.

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                        Page 9 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

        ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                   REMAINING STATED TERM (FULLY AMORTIZING LOANS)
------------------------------------------------------------------   ---------------------------------------------------------------
  Anticipated                      % of                                Remaining                       % of
   Remaining    # of   Scheduled   Agg.   WAM         Weighted           Stated     # of   Scheduled   Agg.   WAM        Weighted
    Term (2)    loans   Balance    Bal.   (2)   WAC   Avg DSCR (1)        Term      loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
--------------  --------------------------------------------------   -------------  ------------------------------------------------
--------------  --------------------------------------------------   -------------  ------------------------------------------------












--------------  --------------------------------------------------   -------------  ------------------------------------------------
    Totals                                                              Totals
--------------  --------------------------------------------------   -------------  ------------------------------------------------


       REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                                  AGE OF MOST RECENT NOI
------------------------------------------------------------------   ---------------------------------------------------------------

   Remaining                         % of                              Age of Most                     % of
  Amortization   # of    Scheduled    Agg.  WAM       Weighted           Recent     # of   Scheduled   Agg.   WAM         Weighted
      Term       loans    Balance     Bal.  (2)  WAC  Avg DSCR (1)        NOI       loans   Balance    Bal.   (2)  WAC  Avg DSCR (1)
--------------  --------------------------------------------------   -------------  ------------------------------------------------
--------------  --------------------------------------------------   -------------  ------------------------------------------------












--------------  --------------------------------------------------   -------------  ------------------------------------------------
    Totals                                                              Totals
--------------  --------------------------------------------------   -------------  ------------------------------------------------

(1) Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used. The Trustee makes no representations as to the accuracy of the data provided for this calculation.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the
Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off
Date balance of each property as disclosed in the offering document.

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 10 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                        MORTGAGE LOAN DETAIL

                                                                                                Anticipated                   Neg.
Loan               Property                           Interest      Principal         Gross      Repayment     Maturity      Amort
Number    ODCR     Type (1)       City      State      Payment       Payment         Coupon        Date          Date        (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------























------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------


              Beginning           Ending           Paid          Appraisal        Appraisal          Res.         Mod.
Loan          Scheduled         Scheduled          Thru          Reduction        Reduction         Strat.        Code
Number         Balance           Balance           Date             Date            Amount           (2)           (3)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------





















------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------

    (1) Property Type Code                         (2) Resolution Strategy Code                          (3) Modification Code
    ----------------------                         ----------------------------                          ---------------------

MF - Multi-Family  OF - Office       1 - Modification 6 - DPO                10 - Deed In Lieu Of      1 - Maturity Date Extension
RT - Retail        MU - Mixed Use    2 - Foreclosure  7 - REO                     Foreclosure          2 - Authorization Change
HC - Health Care   LO - Lodging      3 - Bankruptcy   8 - Resolved           11 - Full Payoff          3 - Principal Write-Off
IN - Industrial    SS - Self Storage 4 - Extension    9 - Pending Return     12 - Reps and Warranties  4 - Combination
WH - Warehouse     OT - Other        5 - Note Sale        to Master Servicer 13 - Other or TBD
MH - Mobile Home

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 11 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                     PRINCIPAL PREPAYMENT DETAIL

------------------------------------------------------------------------------------------------------------------------------------
                                          Principal Prepayment Amount                        Prepayment Penalties
               Offering Document    ---------------------------------------    --------------------------------------------------
Loan Number     Cross-Reference      Payoff Amount      Curtailment Amount      Prepayment Premium      Yield Maintenance Charge
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------





















------------------------------------------------------------------------------------------------------------------------------------
  Totals
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 12 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                  HISTORICAL DETAIL

-------------------------------------------------------------------------------------------------------------
                                             Delinquencies
-------------------------------------------------------------------------------------------------------------
Distribution    30-59 Days    60-89 Days    90 Days or More    Foreclosure         REO          Modifications
   Date         #  Balance    #  Balance    #       Balance    #   Balance     #   Balance       #   Balance
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------




















-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Prepayments                              Rate and Maturities
--------------------------------------------------------------------------------
 Curtailments            Payoff            Next Weighted Avg.
 #   Balance          #   Balance            Coupon Remit                 WAM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------

Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 13 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                      DELINQUENCY LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------

                     Offering            # of                                  Current           Outstanding         Status of
                     Document            Months          Paid Through           P & I              P & I             Mortgage
Loan Number      Cross-Reference         Delinq.            Date               Advances           Advances           Loan (1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



























------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
    Resolution                                                  Actual           Outstanding
     Strategy          Servicing          Foreclosure            Loan             Servicing          Bankruptcy            REO
     Code (2)        Transfer Date            Date             Balance            Advances              Date               Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



























------------------------------------------------------------------------------------------------------------------------------------
Totals
------------------------------------------------------------------------------------------------------------------------------------


                        (1) Status of Mortgage Loan                                     (2) Resolution Strategy Code
                        ---------------------------                                     ----------------------------

A - Payments Not Received      2 - Two Months Delinquent            1 - Modification   6 - DPO              10 - Deed In Lieu Of
    But Still in Grace Period  3 - Three or More Months Delinquent  2 - Foreclosure    7 - REO                   Foreclosure
B - Late Payment But Less      4 - Assumed Scheduled Payment        3 - Bankruptcy     8 - Resolved         11 - Full Payoff
    Than 1 Month Delinquent        (Performing Matured Loan)        4 - Extension      9 - Pending Return   12 - Reps and Warranties
0 - Current                    7 - Foreclosure                      5 - Note Sale          to Master        13 - Other or TBD
1 - One Month Delinquent       9 - REO                                                     Servicer

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 14 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                              SPECIALLY SERVICED LOAN DETAIL - PART 1

------------------------------------------------------------------------------------------------------------------------------------
                                  Offering            Servicing        Resolution
Distribution      Loan            Document             Transfer         Strategy        Scheduled        Property
    Date         Number       Cross-Reference            Date            Code (1)        Balance         Type (2)        State
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------






























------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                      Net                                                                              Remaining
Interest           Actual          Operating          NOI                         Note           Maturity            Amortization
  Rate            Balance            Income           Date          DSCR          Date            Date                  Term
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------






























------------------------------------------------------------------------------------------------------------------------------------

                                (1) Resolution Strategy Code                                    (2) Property Type Code
                                ----------------------------                                    ----------------------

1 - Modification        6 - DPO                      10 - Deed In Lieu Of            MF - Multi-Family           OF - Office
2 - Foreclosure         7 - REO                           Foreclosure                RT - Retail                 MU - Mixed use
3 - Bankruptcy          8 - Resolved                 11 - Full Payoff                HC - Health Care            LO - Lodging
4 - Extension           9 - Pending Return           12 - Reps and Warranties        IN - Industrial             SS - Self Storage
5 - Note Sale               to Master Servicer       13 - Other or TBD               WH - Warehouse              OT - Other
                                                                                     MH - Mobile Home Park
------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 15 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                              SPECIALLY SERVICED LOAN DETAIL - PART 2

------------------------------------------------------------------------------------------------------------------------------------

                         Offering      Resolution     Site
Distribution   Loan      Document       Strategy   Inspection                Appraisal  Appraisal     Other REO
   Date       Number  Cross-Reference   Code (1)      Date     Phase 1 Date     Date      Value    Property Revenue      Comment
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------





























------------------------------------------------------------------------------------------------------------------------------------

                                                  1) Resolution Strategy Code
                                                  ---------------------------

                1 - Modification                6 - DPO                             10 - Deed In Lieu Of
                2 - Foreclosure                 7 - REO                                  Foreclosure
                3 - Bankruptcy                  8 - Resolved                        11 - Full Payoff
                4 - Extension                   9 - Pending Return                  12 - Reps and Warranties
                5 - Note Sale                       to Master Servicer              13 - Other or TBD

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 16 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                        MODIFIED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------


                        Offering
        Loan            Document          Pre-Modification
        Number      Cross-Reference            Balance          Modification Date               Modification Description
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------























------------------------------------------------------------------------------------------------------------------------------------
       Totals
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 17 of 18

                                                                                         -------------------------------------------
[WELLS FARGO LOGO OMITTED]          BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.      For Additional Information please contact
WELLS FARGO BANK, N.A.               COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES               CTSLink Customer Service
CORPORATE TRUST SERVICES                            SERIES 2004-PWR3                                  (301) 815-6600
9062 OLD ANNAPOLIS ROAD                                                                    Reports Available on the World Wide Web
COLUMBIA, MD 21045-1951                                                                            @ www.ctslink.com/cmbs
                                                                                         -------------------------------------------

                                                                                           PAYMENT DATE:  04/12/2004
                                                                                           RECORD DATE:   03/31/2004

------------------------------------------------------------------------------------------------------------------------------------

                                                     LIQUIDATED LOAN DETAIL

------------------------------------------------------------------------------------------------------------------------------------

                   Final Recovery            Offering
   Loan             Determination            Document              Appraisal        Appraisal           Actual          Gross
  Number                Date              Cross-Reference            Date             Value            Balance         Proceeds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
























------------------------------------------------------------------------------------------------------------------------------------
 Current Total
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  Gross Proceeds             Aggregate             Net           Net Proceeds                            Repurchased
   Loan             as a % of               Liquidation        Liquidation        as a % of           Realized            by Seller
  Number          Actual Balance             Expenses *          Proceeds       Actual Balance          Loss                (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
























------------------------------------------------------------------------------------------------------------------------------------
 Current Total
------------------------------------------------------------------------------------------------------------------------------------
Cumulative Total
------------------------------------------------------------------------------------------------------------------------------------

       * Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

------------------------------------------------------------------------------------------------------------------------------------
Copyright 2003, Wells Fargo Bank Minnesota, N.A.                                                                       Page 18 of 18

                                   APPENDIX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES


         Except in limited circumstances, the globally offered series 2004-PWR3 Commercial Mortgage Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Class E, will be available only in book-entry form.

         The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

         Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

         As described under "U.S. Federal Income Tax Documentation Requirements" below, non-U.S. holders of book-entry certificates will be subject to U.S. withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

         All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

         Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their book-entry certificates through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

         Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

         Trading between DTC Seller and Clearstream or Euroclear Purchaser. When book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including March 1, 2004) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. Payment will then be made by participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or Euroclear, as the case may be. The securities credit will appear the next day, European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts. However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or Euroclear.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

         Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, member organizations of Clearstream or Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the first day of the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including March 1, 2004) to and excluding the settlement date, calculated on the basis of a year of 360 days consisting of twelve 30-day months. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or Euroclear would be valued instead as of the actual settlement date.

         Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         o borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

         o borrowing the book-entry certificates in the United States from a DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

         o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

         1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

         2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

         3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

         4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

              (a) if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                   (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                    (ii) certifying that the qualified intermediary has
                         provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                   (iii) certifying that, with respect to accounts it
                         identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                    (iv) providing any other information, certifications, or
                         statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                         U.S. Treasury Regulations; or

               (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                    (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                    (ii) certifying that the nonqualified intermediary is not
                         acting for its own account,

                   (iii) certifying that the nonqualified intermediary has
                         provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                    (iv) providing any other information, certifications or
                         statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

          5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

          All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

          In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder--

          o provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

          o provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

          o    can be treated as a "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

          This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

PROSPECTUS

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                                   (DEPOSITOR)

     Consider carefully the risk factors beginning on page 7 in this prospectus.

     The securities to be issued are mortgage backed certificates issued by a trust. The securities represent interests only in the related trust fund and do not represent interests in or obligations of Bear Stearns Commercial Mortgage Securities Inc.

     Unless otherwise specified in the applicable prospectus supplement, neither the certificates nor the underlying assets are insured or guaranteed by any governmental agency or other person.

     This prospectus may be used to offer and sell any series of certificates only if accompanied by the prospectus supplement for that series.

THE TRUST FUNDS--

     (1) A new trust fund will be established to issue each series of certificates.

     (2) Each trust fund will consist primarily of loans secured by pledges of commercial, multifamily residential or mixed use properties.

     (3) A new trust fund may also include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, and interest rate exchange agreements, interest rate cap or floor agreements or currency exchange agreements.

THE CERTIFICATES--

     (1) Each series of certificates will be issued as part of a designated series that may include one or more classes.

     (2) Each series of certificates will represent the entire beneficial ownership interest in the related trust fund and will be paid only from the related trust fund assets.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this prospectus is February 18, 2004.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
               PROSPECTUS AND THE APPLICABLE PROSPECTUS SUPPLEMENT

     We provide information about the certificates in two separate documents that progressively provide more detail. These documents are:

     o this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series; and

     o the prospectus supplement for a series of certificates, which will describe the specific terms of that series of certificates.

     You should rely only on the information provided in this prospectus and the applicable prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted.

     We have included cross-references to captions in these materials where you can find related discussions that we believe will enhance your understanding of the topic being discussed. The table of contents of this prospectus and the table of contents included in the applicable prospectus supplement list the pages on which these captions are located. You can also find references to key topics in the table of contents on the preceding page.

     You can find the definitions of capitalized terms that are used in this prospectus beginning on page 111 of this prospectus under the caption "Glossary."

                                TABLE OF CONTENTS

SUMMARY OF PROSPECTUS.............................................................................................6
RISK FACTORS......................................................................................................7
        Risks Relating to the Certificates........................................................................7
        Risks Relating to the Mortgage Loans.....................................................................11
DESCRIPTION OF THE TRUST FUNDS...................................................................................19
        General..................................................................................................19
        Mortgage Loans...........................................................................................19
        MBS .....................................................................................................28
        Certificate Accounts.....................................................................................29
        Credit Support...........................................................................................30
        Cash Flow Agreements.....................................................................................30
YIELD AND MATURITY CONSIDERATIONS................................................................................30
        General..................................................................................................30
        Pass-Through Rate........................................................................................30
        Payment Delays...........................................................................................30
        Shortfalls in Collections of Interest as a Result of Prepayments of Mortgage Loans.......................31
        Yield and Prepayment Considerations......................................................................31
        Weighted Average Life and Maturity.......................................................................33
        Controlled Amortization Classes and Companion Classes....................................................33
        Other Factors Affecting Yield, Weighted Average Life and Maturity........................................34
THE DEPOSITOR....................................................................................................36
USE OF PROCEEDS..................................................................................................36
DESCRIPTION OF THE CERTIFICATES..................................................................................36
        General..................................................................................................36
        Distributions............................................................................................37
        Distributions of Interest on the Certificates............................................................37
        Distributions of Principal on the Certificates...........................................................38
        Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
          Participations ........................................................................................39
        Allocation of Losses and Shortfalls......................................................................39
        Advances in Respect of Delinquencies.....................................................................39
        Reports to Certificateholders............................................................................40
        Voting Rights............................................................................................41
        Termination..............................................................................................42
        Book-Entry Registration and Definitive Certificates......................................................42
DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS..............................................................43
        General..................................................................................................43
        Assignment of Mortgage Loans; Repurchases................................................................44
        Representations and Warranties; Repurchases..............................................................45
        Collection and Other Servicing Procedures................................................................46
        Sub-Servicers............................................................................................46
        Special Servicers........................................................................................47
        Certificate Account......................................................................................47
        Modifications, Waivers and Amendments of Mortgage Loans..................................................50
        Realization upon Defaulted Mortgage Loans................................................................50
        Hazard Insurance Policies................................................................................53
        Due-on-Sale and Due-on-Encumbrance Provisions............................................................54
        Servicing Compensation and Payment of Expenses...........................................................54
        Evidence as to Compliance................................................................................55
        Some Matters Regarding the Servicer and the Depositor....................................................55
        Events of Default........................................................................................56

        Rights upon Event of Default.............................................................................57
        Amendment................................................................................................57
        List of Certificateholders...............................................................................58
        The Trustee..............................................................................................58
        Duties of the Trustee....................................................................................59
        Regarding the Fees, Indemnities and Powers of the Trustee................................................59
        Resignation and Removal of the Trustee...................................................................59
DESCRIPTION OF CREDIT SUPPORT....................................................................................60
        General..................................................................................................60
        Subordinate Certificates.................................................................................61
        Cross-Support Provisions.................................................................................61
        Insurance or Guarantees with Respect to Mortgage Loans...................................................61
        Letter of Credit.........................................................................................61
        Certificate Insurance and Surety Bonds...................................................................61
        Reserve Funds............................................................................................62
        Credit Support with Respect to MBS.......................................................................62
LEGAL ASPECTS OF MORTGAGE LOANS..................................................................................62
        General..................................................................................................62
        Types of Mortgage Instruments............................................................................63
        Leases and Rents.........................................................................................63
        Personal Property........................................................................................63
        Foreclosure..............................................................................................63
        Leasehold Risks..........................................................................................66
        Cooperative Shares.......................................................................................67
        Bankruptcy Laws..........................................................................................68
        Environmental Risks......................................................................................70
        Due-on-Sale and Due-on-Encumbrance Provisions............................................................72
        Subordinate Financing....................................................................................72
        Default Interest and Limitations on Prepayments..........................................................72
        Adjustable Rate Loans....................................................................................72
        Applicability of Usury Laws..............................................................................72
        Servicemembers Civil Relief Act..........................................................................73
        Type of Mortgaged Property...............................................................................73
        Americans with Disabilities Act..........................................................................74
        Forfeiture for Drug, RICO and Money Laundering Violations................................................74
MATERIAL FEDERAL INCOME TAX CONSEQUENCES.........................................................................74
        Federal Income Tax Consequences for REMIC Certificates...................................................75
        Taxation of Regular Certificates.........................................................................78
        Taxation of Residual Certificates........................................................................85
        Treatment of Certain Items of REMIC Income and Expense...................................................87
        Limitations on Offset or Exemption of REMIC Income.......................................................88
        Tax-Related Restrictions on Transfer of Residual Certificates............................................89
        Sale or Exchange of a Residual Certificate...............................................................92
        Mark-to-Market Regulations...............................................................................92
        Taxes That May Be Imposed on the REMIC Pool..............................................................92
        Limitations on Deduction of Some Expenses................................................................94
        Taxation of Foreign Investors............................................................................94
        Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made...................96
STATE AND OTHER TAX CONSIDERATIONS..............................................................................104
ERISA CONSIDERATIONS............................................................................................104
        General.................................................................................................104
        Plan Asset Regulations..................................................................................105
        Administrative Exemptions...............................................................................105
        Unrelated Business Taxable Income; Residual Certificates................................................106
LEGAL INVESTMENT................................................................................................106
METHOD OF DISTRIBUTION..........................................................................................108

WHERE YOU CAN FIND MORE INFORMATION.............................................................................109
INCORPORATION OF SOME INFORMATION BY REFERENCE..................................................................110
REPORTS ........................................................................................................110
FINANCIAL INFORMATION...........................................................................................110
LEGAL MATTERS...................................................................................................111
RATINGS ........................................................................................................111
GLOSSARY .......................................................................................................112

                              SUMMARY OF PROSPECTUS

     This summary includes selected information from this prospectus. It does not contain all of the information you need to consider in deciding whether to buy any class of the offered certificates. To understand the terms of the offering of the offered certificates, you should read carefully this entire prospectus and the applicable prospectus supplement.


TITLE OF CERTIFICATES...........................  Commercial/Multifamily Mortgage Pass-Through Certificates,
                                                  issuable in series.

DEPOSITOR.......................................  Bear Stearns Commercial Mortgage Securities Inc., a Delaware
                                                  corporation. Our telephone number is (212) 272-2000.

DESCRIPTION OF CERTIFICATES; RATINGS............  The certificates of each series will be issued pursuant to a pooling and servicing agreement and may be issued in one or more classes. The certificates of each series will represent in the aggregate the entire beneficial ownership interest in the
                                                  property of the related trust fund. Each trust fund will consist primarily of a segregated pool of commercial or multifamily mortgage loans, or mortgage-backed securities that evidence interests in, or that are secured by commercial or multifamily mortgage loans. Each class or certificate will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies at the date of issuance.


     The prospectus supplement for a series of certificates includes important information on related trust fund, certificates, and risks, including information on the following:

                                                  (1)  the name of the servicer and special servicer, the circumstances when a special servicer will be appointed and their respective obligations (if any) to make advances to cover delinquent
                                                       payments on the assets of the trust fund, taxes, assessments or insurance premiums;

                                                  (2)  the assets in the trust fund, including a description of the pool of mortgage loans or mortgage-backed securities;

                                                  (3)  the identity and attributes of each class within a series of certificates, including whether (and to what extent) any credit enhancement benefits any class of a series of certificates;

                                                  (4)  the tax status of certificates; and

                                                  (5)  whether the certificates will be eligible to be purchased by investors subject to ERISA or will be mortgage related securities for purposes of SMMEA.

                                  RISK FACTORS

     You should carefully consider, among other things, the following risk factors and any other factors set forth under the heading "Risk Factors" in the related prospectus supplement. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of mortgage loans included in a particular trust fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any mortgage-backed securities included in the trust fund. If any of the following risks are realized, your investment could be materially and adversely affected. In addition, other risks unknown to us or which we currently consider immaterial may also impair your investment.

RISKS RELATING TO THE CERTIFICATES

     LACK OF A SECONDARY MARKET FOR THE CERTIFICATES MAY MAKE IT DIFFICULT FOR YOU TO RESELL YOUR CERTIFICATES AT ALL OR AT AN ATTRACTIVE PRICE. We cannot assure you that a secondary market will develop for certificates. Even if a secondary market develops, we cannot assure you that it will provide you with liquidity of investment or will continue for as long as the offered certificates remain outstanding. The absence of a secondary market for your certificates means that you may not be able to find a buyer for your certificates or, if you find a buyer, that the selling price may be less than it would have been if a secondary market existed for the certificates. The underwriter for a series of certificates will not be obligated to make a market for that series of certificates even if it intends to do so. Even if a secondary market for your certificates develops, it may provide less liquidity than any comparable market for securities that evidence interests in single-family mortgage loans.

     Insofar as a secondary market does develop with respect to any series of offered certificates or class of any series of offered certificates, other factors may affect their market value. These include:

     o    the perceived liquidity of the offered certificates;

     o their anticipated cash flow, which may vary widely depending upon the prepayment and default assumptions applied in respect of the underlying mortgage loans; and

     o    prevailing interest rates.

     For example, small fluctuations in prevailing interest rates may affect at any given time the price payable of some of the classes of offered certificates. In particular, a class with a relatively long average life, a companion class or a class of stripped interest certificates or stripped principal certificates may be extremely sensitive to small fluctuations in prevailing interest rates. In addition, the relative change in price for an offered certificate in response to an upward or downward movement in prevailing interest rates may not necessarily equal the relative change in price for the offered certificate in response to an equal but opposite movement in the rates. Accordingly, you may only be able to sell your certificates at a discount from the price that you paid for them even if a secondary market develops for the certificates. We are not aware of any source through which holders of the certificates may obtain price information about the offered certificates on an ongoing basis.

     You will have no right to redeem your certificates except to the extent described in this prospectus and the related prospectus supplement. Offered certificates are subject to early retirement only under some specified circumstances described in this prospectus and in the related prospectus supplement.

     You will be entitled to receive periodic reports pursuant to the related pooling and servicing agreement regarding the status of the related mortgage assets and any credit support for your certificates and any subordination of your certificates to other classes of certificates. The periodic reports will be the primary source of ongoing information regarding the offered certificates of any series. The certificateholders may not receive any additional information from any other source. The limited nature of the information may adversely affect the liquidity of your certificates, even if a secondary market does develop for them.

     SINCE THE MORTGAGE LOANS WILL NOT BE GUARANTEED, YOU MAY NOT RECEIVE FULL PAYMENT ON YOUR CERTIFICATES TO THE EXTENT THERE IS A SHORTFALL IN PAYMENT ON THE ASSETS OR THE RELATED TRUST FUND. The only sources of funds for payment on a series of certificates will generally be the assets of the related trust fund and, to the extent provided in the applicable prospectus supplement, any credit enhancement. The certificates will not be guaranteed by us or any of our affiliates, by any governmental agency or instrumentality or by any other person or entity unless otherwise stated in the related prospectus supplement. A portion of the amounts remaining in some funds or accounts constituting part of a trust fund, including any certificate account and any accounts maintained as credit support, may be withdrawn under conditions described in the applicable prospectus supplement for purposes other than the payment of principal or interest in the related series of certificates. A series of certificates will have no claim against or security interest in the trust fund for any other series. As a result, you may suffer a loss on your certificates if the sources for payment are insufficient to pay all the principal of and interest on the certificates of your series. If you are a holder of a subordinate certificate, you may bear a portion of the amount of the losses or shortfalls in collections on the mortgage assets before the holders of the remaining classes of certificates in the priority and manner and subject to the limitations specified in the applicable prospectus supplement.

     THE RATE OF PRINCIPAL PREPAYMENTS ON THE MORTGAGE LOANS AND THE RATE OF REPURCHASES OF THE MORTGAGE LOANS MAY ADVERSELY AFFECT THE YIELD ON YOUR INVESTMENT. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment assumptions to be used. The pre-tax return on your investment will change from time to time for a number of reasons, including the following:

     o The amount of distributions of principal of the certificates and the times when you receive those distributions depends on the amount and the times at which borrowers make principal payments of the underlying mortgage loans, and on whether we or the servicer purchases the underlying mortgage loans.

     o Prepayments of the mortgage loans in any trust fund by the related borrowers generally will result in a faster rate of principal payments on one or more classes of the related certificates than if payment on those mortgage loans are made as scheduled. The prepayment rate on mortgage loans may be influenced by a variety of economic, tax, legal and social factors. While one prepayment rate may be used for the purpose of pricing the certificates, there can be no assurance that the actual prepayment rate will be faster or slower than any assumed prepayment rate.

     In addition, to the extent described in this prospectus and in the related prospectus supplement, in order to maximize recoveries on defaulted mortgage loans, the servicer or a special servicer will be permitted, within prescribed limits, to extend and modify mortgage loans that are in default or as to which a payment default is imminent. While the servicer or a special servicer generally will be required to determine that any extension or modification is reasonably likely to produce a greater recovery than liquidation, we can give you no assurance that any extension or modification will increase the present value of receipts from or proceeds of the affected mortgage loans.

     We or the mortgage loan seller or sellers named in the applicable prospectus supplement will be required to repurchase a mortgage loan from the trust, or if so specified in the applicable prospectus supplement, substitute another mortgage loan, if we or such seller or sellers breach the representations and warranties made with respect to that mortgage loan. In addition, the servicer may have the option to purchase the mortgage loans in the trust fund and may be obligated to purchase mortgage loans from the trust fund under the circumstances described in the prospectus supplement.

     If you buy your certificates at a premium or discount your yield to maturity will be sensitive to prepayments on the mortgage loans in the related trust fund. If the amount of interest payable with respect to your class is disproportionately large, as compared to the amount of principal, as with some classes of stripped interest certificates, you might fail to recover your original investment under some prepayment scenarios. The extent to which the yield to maturity of your certificates may vary from the anticipated yield will depend in part upon the degree to which you purchased them at a discount or premium and the amount and timing of distributions on those certificates. If you purchase a certificate at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the mortgage loans could result in an actual yield to you that is lower than the anticipated yield, and if you purchase a certificate at a premium, you should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to you that is lower than the anticipated yield. For more detailed information regarding these risks, you should refer to the section in this prospectus titled "Yield and Maturity Considerations."

     Average Life of Certificates. The terms of your certificates will determine the extent to which prepayments on the mortgage loans in any trust fund ultimately affect the average life of your certificates. For example, a class of certificates, including a class of offered certificates, may provide that on any distribution date you are entitled to a pro rata share of the prepayments on the mortgage loans in the related trust fund that are distributable on that date, to all or a disproportionately large share of the prepayments, or to none or a disproportionately small share of the prepayments. A class of certificates that entitles you to a disproportionately large share of the prepayments on the mortgage loans in the related trust fund increases the likelihood of early retirement of that class if the rate of prepayment is relatively fast. A class of certificates that entitles you to a disproportionately small share of the prepayments on the mortgage loans in the related trust fund increases the likelihood of an extended average life of that class if the rate of prepayment is relatively slow. Entitlements of the various classes of certificateholders of any series to receive payments and, in particular, prepayments of principal of the mortgage loans in the related trust fund may vary based on the occurrence of some events, e.g., the retirement of one or more classes of certificates of the series, or subject to some contingencies, e.g., prepayment and default rates with respect to the mortgage loans.

     Controlled Amortization Classes and Companion Classes. A series of certificates may include one or more controlled amortization classes, which will entitle you to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of certificates, a controlled amortization class will generally provide a relatively stable cash flow so long as the actual rate of prepayment of the mortgage loans in the related trust fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for the certificates. However, prepayment risk will not disappear.

     The stability afforded to a controlled amortization class comes at the expense of one or more companion classes of the same series, any of which companion classes may also be a class of offered certificates. In general, a companion class may entitle you to a disproportionately large share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively fast, and/or may entitle you to a disproportionately small share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively slow. A companion class absorbs some, but not all, of the risk that would otherwise belong to the related controlled amortization class if all payments of principal of the mortgage loans in the related trust fund were allocated on a pro rata basis.

     Ratings on your certificates do not guarantee that you will receive payment under the pooling and servicing agreement. Ratings assigned by a rating agency to a class of certificates reflect the rating agency's assessment of the likelihood that the holders of certificates of that class will receive all payments to which they are entitled. The ratings are based on the structural, legal and issuer-related aspects associated with these certificates, the nature of the underlying mortgage loans and the extent and quality of any credit enhancement. Ratings will not constitute an assessment of the following:

     o the likelihood that principal prepayments on the related mortgage loans will be made;

     o the degree to which the rate of prepayments might differ from that originally anticipated;

     o the likelihood of early optional termination of the related trust fund; or

     o the possibility that prepayment of the related mortgage loans may be made at any particular rate.

     The amount, type and nature of credit support, if any, provided with respect to a series of certificates will be determined on the basis of criteria established by each rating agency rating classes of the certificates of the series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, we cannot assure you that the historical data supporting any related actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of mortgage loans. These criteria may also be based upon determinations of the values of the mortgaged properties that provide security for the mortgage loans. However, we cannot assure you that those values will not decline in the future. For more detailed information regarding these risks, you should refer to the section in this prospectus titled "Description of Credit Support" and "Ratings."

     ERISA IMPOSES LIMITATIONS ON WHO CAN PURCHASE THE CERTIFICATES; FAILURE TO COMPLY WITH ERISA MAY MATERIALLY AND ADVERSELY AFFECT THE TRUST FUND AND RESULT IN REDUCED PAYMENTS ON YOUR CERTIFICATES. Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of those plans. In addition, some other retirement plans and arrangements, including individual retirement accounts and Keogh plans, are subject to Section 4975 of the Internal Revenue Code. Due to the complexity of regulations that govern the plans, if you are subject to ERISA or Section 4975 of the Internal Revenue Code you are urged to consult your own counsel regarding the consequences under ERISA or the Internal Revenue Code of acquisition, ownership and disposition of the offered certificates of any series.

     For more detailed information regarding ERISA restrictions, you should review the section in this prospectus titled "ERISA Considerations."

     IF YOU ACQUIRE RESIDUAL CERTIFICATES YOU MAY BE SUBJECT TO ADVERSE TAX CONSEQUENCES. If you are a holder of residual certificates that represents a residual interest in a real estate investment conduit or "REMIC," you will be required to report on your federal income tax returns as ordinary income your pro rata share of the taxable income of the REMIC, regardless of the amount or timing of your receipt of cash payments, if any. Accordingly, you may have taxable income and tax liabilities arising from your investment during a taxable year in excess of the economic income, if any, attributable to your certificate during that period. While you will have a corresponding amount of the losses later in the term of the REMIC, the present value of phantom income may significantly exceed tax losses. Therefore, the after-tax yield on the residual certificate that you receive may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. A residual certificate may have negative value.

     All or a portion of your share of the REMIC taxable income may be treated under the Internal Revenue Code as an "excess inclusion." You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. Excess inclusion income:

     o generally will not be subject to offset by losses from other activities;

     o will be treated as unrelated business taxable income for a tax-exempt holder; and

     o will not qualify for exemption from withholding tax for a foreign holder.

     In addition, residual certificates are subject to numerous restrictions on transfer.

     INDIVIDUALS AND SOME OTHER ENTITIES SHOULD NOT INVEST IN CERTIFICATES THAT ARE RESIDUAL INTERESTS. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the Internal Revenue Code. Therefore, the certificates that are residual interests generally are not appropriate investments for

     o    individuals;

     o    estates;

     o    trusts beneficially owned by any individual or estate; and

     o pass-through entities having any individual, estate or trust as a shareholder, member or partner.

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to sell a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to a foreign person or to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a "United States person" within the meaning of the Internal Revenue Code.

     IF YOUR CERTIFICATES ARE ISSUED IN BOOK-ENTRY FORM, YOU WILL ONLY BE ABLE TO EXERCISE YOUR RIGHTS INDIRECTLY THROUGH DTC AND YOU MAY ALSO HAVE LIMITED ACCESS TO INFORMATION REGARDING THOSE CERTIFICATES. One or more classes of the offered certificates of any series may be issued as book-entry certificates. Each class of book-entry certificates will be initially represented by one or more certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding definitive certificates are issued, you will be able to exercise your rights only indirectly through DTC and its participating organizations. In addition, your access to information regarding the book-entry certificates may be limited. Conveyance of notices and other communications by DTC to its participating organizations, and directly and indirectly through these organizations to you, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described in this prospectus, you may suffer delays in the receipt of payments on the book-entry certificates. In addition, your ability to pledge or otherwise take actions with respect to your interest in the book-entry certificates may be limited due to the lack of a physical certificate evidencing that interest.

     For more detailed information regarding book-entry registration, you should review the section in this prospectus titled "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

RISKS RELATING TO THE MORTGAGE LOANS

     MORTGAGE LOANS ARE SUSCEPTIBLE TO NUMEROUS RISKS THAT MAY RESULT IN LOSSES TO YOU.

     (1) Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure that are greater than similar risks associated with loans made on the security of an owner-occupied single-family property. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of that property rather than upon the existence of independent income or assets of the borrower. Thus, the value of an income-producing property is directly related to the net operating income derived from that property. If the net operating income of the property is reduced--for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase--the borrower's ability to repay the loan may be impaired. A number of the mortgage loans may be secured by liens on owner-occupied mortgaged properties or on mortgaged properties leased to a single tenant or a small number of significant tenants. Accordingly, a decline in the financial condition of the borrower or a significant tenant, as applicable, may have a disproportionately greater effect on the net operating income from the mortgaged properties than would be the case with respect to mortgaged properties with multiple tenants. Furthermore, the value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including the following:

     o changes in general or local economic conditions and/or specific industry segments;

     o    declines in real estate values;

     o    declines in rental or occupancy rates;

     o increases in interest rates, real estate tax rates and other operating expenses;

     o changes in governmental rules, regulations and fiscal policies, including environmental legislation; and

     o    acts of God and other factors beyond the control of the servicer.

     In the case of mortgage loans that represent participation interests in a mortgage loan, the trustee's or the servicer's enforcement rights may be limited in the event of default by the related borrower.

     (2) The type and use of a particular mortgaged property may present additional risks. For instance, mortgaged properties that operate as hospitals and nursing homes may present special risks to lenders due to the significant governmental regulation of the ownership, operation, maintenance and financing of health care institutions. Hotel and motel properties are often operated pursuant to franchise, management or operating agreements that may be terminable by the franchisor or operator. Moreover, the transferability of a hotel's operating, liquor and other licenses upon a transfer of the hotel, whether through purchase or foreclosure, is subject to local law requirements. The ability of a borrower to repay a mortgage loan secured by shares allocable to one or more cooperative dwelling units may be dependent upon the ability of the dwelling units to generate sufficient rental income, which may be subject to rent control or stabilization laws, to cover both debt service on the loan as well as maintenance charges to the cooperative. Further, a mortgage loan secured by cooperative shares is subordinate to the mortgage, if any, on the cooperative apartment building.

     (3) Other multifamily and commercial properties located in the areas of the mortgaged properties and of the same types as the mortgaged properties compete with the mortgaged properties to attract residents and customers. The leasing of real estate is highly competitive. The principal means of competition are price, location and the nature and condition of the facility to be leased. A borrower under a mortgage loan competes with all lessors and developers of comparable types of real estate in the area in which the mortgaged property is located. The lessors or developers could have lower rentals, lower operating costs, more favorable locations or better facilities. While a borrower under a mortgaged property may renovate, refurbish or expand the mortgaged property to maintain it and remain competitive, the renovation, refurbishment or expansion may itself entail significant risk. Increased competition could adversely affect income from and market value of the mortgaged properties. In addition, the business conducted at each mortgaged property may face competition from other industries and industry segments.

     (4) Some or all of the mortgage loans included in any trust fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to any related mortgage loan, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the mortgage loan. However, even with respect to those mortgage loans that provide for recourse against the borrower and its assets generally, we can give you no assurance that enforcement of the recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted mortgage loan in excess of the liquidation value of the related mortgaged property.

     (5) The concentration of default, foreclosure and loss risks in individual mortgage loans in a particular trust fund will generally be greater than for pools of single-family loans. Mortgage loans in a trust fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

     OFFICE PROPERTIES HAVE PARTICULAR RISKS. In addition to risks generally associated with real estate, office properties are also affected significantly by

     o adverse changes in population and employment growth, which generally creates demand for office space,

     o local competitive conditions, including the supply of office space or the existence or construction of new competitive office buildings,

     o    the quality and management philosophy of management,

     o the attractiveness of the properties to tenants and their customers or clients,

     o    the attractiveness of the surrounding neighborhood, and

     o the need to make major repairs or improvements to the property to satisfy the needs of major tenants.

     Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive. In addition, office properties may be adversely affected by an economic decline in the businesses operated by their tenants. A decline of this sort may result in one or more significant tenants ceasing operations at the related locations, which may occur on account of

     o    a tenant's voluntary decision not to renew a lease,

     o    bankruptcy or insolvency of these tenants, or

     o these tenant's general cessation of business activities or for other reasons.

     The risk of an economic decline as described above is greater if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     MORTGAGE LOANS SECURED BY RETAIL PROPERTIES MAY BE ADVERSELY AFFECTED BY CHANGES IN CONSUMER SPENDING PATTERNS, ALTERNATIVE FORMS OF RETAILING AND CHANGES IN TENANTS OCCUPYING THE RETAIL PROPERTIES. In addition to risks generally associated with real estate, mortgage loans secured by retail properties are also affected significantly by a number of factors, including:

     o    adverse changes in consumer spending patterns;

     o local competitive conditions, including the supply of retail space or the existence or construction of new competitive shopping centers or shopping malls;

     o alternative forms of retailing, including direct mail, television shopping networks and Internet based sales, which reduce the need for retail space by retail companies;

     o    the quality and management philosophy of management;

     o the attractiveness of the properties and the surrounding neighborhood to tenants and their customers;

     o the public perception of the safety of customers, at shopping malls and shopping centers, for example;

     o the need to make major repairs or improvements to satisfy the needs of major tenants; and

     o if an anchor or other significant tenant ceases operations at the locations, which may occur on account of a decision not to renew a lease, bankruptcy or insolvency of the tenant, the tenant's general cessation of business activities or for other reasons. Significant tenants at a shopping center play an important part in generating customer traffic and making the property a desirable location for other tenants at the property. In addition, some tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at the property.

     SOME RISKS THAT AFFECT OCCUPANCY AND RENT LEVELS OF MULTIFAMILY RENTAL PROPERTIES SUCH AS ADVERSE ECONOMIC CONDITIONS, CONSTRUCTION OF ADDITIONAL HOUSING, MILITARY BASE CLOSINGS, COMPANY RELOCATIONS AND RENT CONTROL LAWS MAY AFFECT THE ABILITY OF THE BORROWER TO MEET ITS OBLIGATIONS UNDER THE MORTGAGE LOAN. Adverse economic conditions, either local, regional or national, may limit or reduce the following:

     o    the amount of rent that can be charged for rental units;

     o    tenants' ability to pay rent;

     o    timeliness of rent payments;

     o occupancy levels without a corresponding decrease in expenses--occupancy and rent levels may also be affected by construction of additional housing units;

     o    local military base closings;

     o    construction of additional housing units;

     o    company relocations and closings; and

     o national and local politics, including current or future rent stabilization and rent control laws and agreements.

     Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase single-family housing rather than continue to lease housing or the characteristics of a neighborhood may change over time or in relation to newer developments. Further, the cost of operating a multifamily rental property may increase, including the cost of utilities and the costs of required capital expenditures. Also, rent control laws could impact the future cash flows of multifamily rental properties that are subject to rental control laws.

     Some multifamily rental properties are eligible to receive low-income housing tax credits pursuant to Section 42 of the Internal Revenue Code. However, Section 42 properties are subject to some restrictions that may affect a borrower's ability to meet its obligations under a mortgage loan. This includes the following:

     o rent limitations associated with those properties may adversely affect the ability of the applicable borrowers to increase rents to maintain those properties in proper condition during periods of rapid inflation or declining market value of those properties;

     o the income restrictions on tenants imposed by Section 42 of the Internal Revenue Code may reduce the number of eligible tenants;

     o some eligible tenants may not find any differences in rents between the Section 42 properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a
          Section 42 property; and

     o a Section 42 property may also have fewer amenities or otherwise be less attractive as a residence making it less attractive to eligible tenants.

     All of the foregoing conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its mortgage loan.

     MORTGAGE LOANS SECURED BY COOPERATIVELY OWNED APARTMENT BUILDINGS ARE SUBJECT TO THE RISK THAT TENANT-SHAREHOLDERS OF A COOPERATIVELY OWNED APARTMENT BUILDING WILL BE UNABLE TO MAKE THE REQUIRED MAINTENANCE PAYMENTS. Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the cooperative corporation that owns the apartment building representing that tenant-shareholder's pro rata share of the corporation's payments in respect of the mortgage loan secured by that apartment building. The tenant-shareholder must also pay its pro rata share of all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to that apartment building, less any other income that the cooperative corporation may realize.

     Adverse economic conditions, either local, regional or national, may adversely affect tenant-shareholders' ability to make required maintenance payments, either because adverse economic conditions have impaired the individual financial conditions of the tenant-shareholders or their ability to sub-let the subject apartments. To the extent that a large number of tenant-shareholders in a cooperatively owned apartment building rely on sub-letting their apartments to make maintenance payments, the lender on any mortgage loan secured by that building will be subject to all the risks that it would have in connection with lending on the security of a multifamily rental property. In addition, if in connection with any cooperative conversion of an apartment building, the sponsor holds the shares allocated to a large number of the apartment units, any lender secured by a mortgage on the building will be subject to a risk associated with the sponsor's creditworthiness.

     SELF-STORAGE PROPERTIES HAVE PARTICULAR RISKS. Warehouse, mini-warehouse and self-storage properties ("Storage Properties") are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. The conversion of Storage Properties to alternative uses would generally require substantial capital expenditures. Thus, if the operation of any of the Storage Properties becomes unprofitable due to decreased demand, competition, age of improvements or other factors, such that the borrower becomes unable to meet its obligation on the related mortgage loan, the liquidation value of that Storage Property may be substantially less, relative to the amount owing on the mortgage loan, than would be the case if the Storage Property were readily adaptable to other uses. Tenant privacy, anonymity and efficient access are important to the success of a Storage Property, as are building design and location.

     HOTEL AND MOTEL PROPERTIES HAVE PARTICULAR RISKS. Hotel and motel properties are subject to operating risks common to the lodging industry. These risks include, among other things,

     o a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated,

     o    competition from other hotels and motels,

     o increases in operating costs, which increases may not necessarily in the future be offset by increased room rates and

     o dependence on business and commercial travelers and tourism, increases in energy costs and other expenses of travel and adverse effects of general and local economic conditions.

     These factors could adversely affect the related borrower's ability to make payments on the related mortgage loans. Since limited service hotels and motels are relatively quick and inexpensive to construct, an over-building of hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because hotel and motel rooms are generally rented for short periods of time, hotel and motel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel may have a substantial impact on that hotel's quality of service and economic performances. Additionally, the revenues of certain hotels and motels, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature.

     A hotel or motel property may present additional risks as compared to other commercial property types in that

     o hotels and motels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchisor, the manager or the operator;

     o the transferability of any operating, liquor and other licenses to the entity acquiring the related hotel and motel, either through purchase or foreclosure, is subject to local law requirements;

     o it may be difficult to terminate an ineffective operator of a hotel or motel property subsequent to a foreclosure of the related property; and

     o future occupancy rates may be adversely affected by, among other factors, any negative perception of a hotel or motel based upon its historical reputation.

     Hotel and motel properties may be operated pursuant to franchise agreements. The continuation of franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hotel or motel property to maintain these standards or adhere to other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a franchise license on the completion of capital improvements or the making of certain capital expenditures that the related borrower determines are too expensive or are otherwise unwarranted in light of general economic conditions or the operating results or prospects of the affected hotels or motels. In that event, the related borrower may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the related borrower may seek to obtain a suitable replacement franchise or to operate the related hotel or motel property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or the underlying value of the hotel or motel covered by the franchise because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     MANUFACTURED HOUSING COMMUNITY PROPERTIES AND RECREATIONAL VEHICLE PARKS HAVE PARTICULAR RISKS. The successful operation of a manufactured housing community or recreational vehicle park will generally depend upon the number of competing manufactured housing communities or recreational vehicle parks in the local market, as well as upon other factors, including its age, appearance, reputation, management and the types of facilities and services it provides.

     Manufactured housing communities also compete against alternative forms of residential housing, including multifamily rental properties, cooperatively-owned apartment buildings, condominium complexes and single-family residential developments. Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, for example, staying at a hotel at the beach.

     MANUFACTURED HOUSING COMMUNITY PROPERTIES AND RECREATIONAL VEHICLE PARKS ARE "SPECIAL PURPOSE" PROPERTIES THAT CANNOT BE READILY CONVERTED TO GENERAL RESIDENTIAL, RETAIL OR OFFICE USE. Thus, if the operation of a manufactured housing community or recreational vehicle park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related mortgage loan, the liquidation value of the mortgaged property may be substantially less, relative to the amount owing on the related mortgage loan, than would be the case if the mortgaged property were readily adaptable to other uses.

     MORTGAGE LOANS WITH BALLOON PAYMENTS INVOLVE THE RISK THAT BORROWERS MAY NOT BE ABLE TO REFINANCE THE LOAN OR SELL THE RELATED PROPERTY. Mortgage loans may be non-amortizing or only partially amortizing over their terms to maturity. Those mortgage loans will require substantial principal payments--that is, balloon payments--at their stated maturity. Mortgage loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

     o    value of the related mortgaged property;

     o the level of available mortgage rates at the time of sale or refinancing;

     o    the borrower's equity in the related mortgaged property;

     o the financial condition and operating history of the borrower and the related mortgaged property;

     o tax laws and rent control laws, with respect to some residential properties;

     o Medicaid and Medicare reimbursement rates, with respect to hospitals and nursing homes; and

     o prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally.

     Neither we nor any of our affiliates will be required to refinance any mortgage loan.

     CREDIT SUPPORT FOR A SERIES OF CERTIFICATES MAY COVER SOME OF YOUR LOSSES OR RISKS BUT MAY NOT COVER ALL POTENTIAL RISKS TO YOU. The prospectus supplement for a series of certificates will describe any credit support provided for these certificates. Use of credit support will be subject to the conditions and limitations described in this prospectus and in the related prospectus supplement. Moreover, the available credit support may not cover all potential losses or risks. For example, credit support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A series of certificates may include one or more classes of subordinate certificates, which may, in turn, include offered certificates. Subordination is intended to reduce the risk to holders of each more senior class of certificates of delinquent distributions or ultimate losses on the mortgage assets. However, the amount of subordination will be limited and may decline. Since the senior certificateholders are paid principal before subordinate certificateholders, subordinate certificateholders may not be paid any principal if the available credit support is exhausted. As a result, if you are a holder of subordinate certificates, you will primarily experience the impact of losses and shortfalls. Moreover, if the available credit support covers more than one series of certificates, you will be subject to the risk that the credit support will be exhausted by the claims of the holders of certificates of one or more other series.

     Rating agencies rating the certificates will determine the level of credit support based on an assumed level of defaults, delinquencies and losses on the underlying mortgage assets and some other factors. We cannot, however, assure you that the loss experience on the related mortgage assets will not exceed the assumed levels.

     For more detail information regarding credit support of certificates you should review the sections in this prospectus titled "--Risks Relating to the Certificates--Ratings on your certificates do not guarantee that you will receive payment under the pooling and servicing agreement," "Description of the Certificates" and "Description of Credit Support."

     IF THE MORTGAGED PROPERTY IS SUBJECT TO A LEASE, THE LENDER IS SUBJECT TO THE RISK THAT IF THE BORROWER DEFAULTS, THE MORTGAGE LENDER MAY HAVE TO OBTAIN A COURT ORDER APPOINTING A RECEIVER BEFORE BEING ABLE TO COLLECT RENTS. Each mortgage loan secured by mortgaged property that is subject to leases typically will be secured by an assignment of leases and rents. This means that the borrower assigns to the lender its right, title and interest as landlord under the leases of the related mortgaged property, and the income derived from it, as further security for the related mortgage loan. The borrower may continue to collect rents for so long as there is no default. If the borrower defaults, the lender is entitled to collect rents. Some state laws may require that the lender take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected.

     For more detailed information regarding leases and rents, you should review the section in this prospectus titled "Legal Aspects of Mortgage Loans--Leases and Rents."

     OWNERS AND OPERATORS OF A MORTGAGED PROPERTY AND MORTGAGE LENDERS MAY BECOME LIABLE FOR THE COSTS OF ENVIRONMENTAL CLEANUP. Under federal law and the laws of some states, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on that property. In addition, under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of hazardous substances or toxic substances on, in, beneath, or emanating from that property. The owner may become liable without regard to whether the owner knew of, or was responsible for, the presence of hazardous or toxic substances on the property. The cost of any required remediation and the owner or operator's liability as to any property could exceed the value of the mortgaged property and the aggregate assets of the owner or operator. In addition, owners or operators of mortgaged properties that generate hazardous substances that are disposed of at off-site locations may be held strictly, jointly and severally liable if there are releases or threatened releases of hazardous substances at the off-site locations where the hazardous substances were disposed.

     Lenders whose primary indicia of ownership in a particular property is the holding of a security interest are exempted from the definition of owner under the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980. However, lenders may forfeit their secured creditor exemption, as a result of their actions with respect to particular borrowers, and be deemed an owner or operator of property so that they are liable for remediation costs. A lender also risks liability for remediation costs on foreclosure of the mortgage. Unless otherwise specified in the related prospectus supplement, if a trust fund includes mortgage loans, then the related pooling and servicing agreement will contain provisions generally to the effect that the servicer, acting on behalf of the trust fund, may not acquire title to a mortgaged property or assume control of its operation unless the servicer, based upon a report prepared by a person who regularly conducts environmental audits, has made the determination that it is appropriate to do so. We cannot assure you that any requirements of a pooling and servicing agreement will effectively insulate the related trust fund from potential liability for a materially adverse environmental condition at a mortgaged property.

     For more detailed information regarding environmental risks, you should review the section in this prospectus titled "Legal Aspects of Mortgage Loans--Environmental Risks."

     HAZARD INSURANCE POLICIES ON MORTGAGED PROPERTIES MAY NOT FULLY COVER ALL TYPES OF DAMAGE TO THE MORTGAGED PROPERTIES. Unless otherwise specified in a prospectus supplement, the servicer will be required to cause the borrower on each mortgage loan to maintain insurance coverage in respect of the related mortgaged property, including hazard insurance. However, the servicer may be able to satisfy its obligation to cause hazard insurance to be maintained through acquisition of a blanket policy. In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The insurance policies will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions. Most insurance policies, however, typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and some other kinds of risks. Unless the related mortgage specifically requires the mortgagor to insure against physical damage arising from causes not typically covered by an insurance policy, then, to the extent any consequent losses are not covered by the available credit support, you may in part bear the resulting losses.

     For more detailed information regarding insurance policies, you should review the section in this prospectus titled "Description of the Pooling and Servicing Agreements--Hazard Insurance Policies."

     THE YIELD ON YOUR CERTIFICATES MAY BE ADVERSELY AFFECTED TO THE EXTENT THAT THE RELATED TRUST FUND MAY INCLUDE DELINQUENT MORTGAGE LOANS BECAUSE THE AVAILABLE CREDIT SUPPORT MAY NOT COVER ALL LOSSES RELATED TO THE DELINQUENT MORTGAGE LOANS. The trust fund for a particular series of certificates may include mortgage loans that are past-due, i.e., beyond any applicable grace period. However, delinquent mortgage loans may only constitute up to, but not including, 20% (by principal balance) of the trust fund. A special servicer may perform the servicing of delinquent mortgage loans. When a mortgage loan has a loan-to-value ratio of 100% or more, the related borrower will have no equity in the related mortgaged property. In these cases, the related borrower may not have an incentive to continue to perform under that mortgage loan. In addition, when the debt service coverage ratio of a mortgage loan is below 1.0x, the revenue derived from the use and operation of the related mortgaged property is insufficient to cover the operating expenses of the mortgaged property and to pay debt service on that mortgage loan and all mortgage loans senior to that mortgage loan. In those cases, the related borrower will be required to pay from sources other than cash flow from the related mortgaged property. If the related borrower ceases to use alternative cash sources at a time when operating revenue from the related mortgaged property is still insufficient to cover all expenses and debt service, deferred maintenance at the related mortgaged property and/or a default under the subject mortgage loan may occur. Available credit may not cover all losses related to delinquent mortgage loans. You should therefore consider the risk that the inclusion of delinquent mortgage loans in the trust fund may adversely affect the rate of defaults and prepayments on the mortgage assets in the trust fund and the yield on the offered certificates.

     For more detailed information regarding delinquent mortgage loans, you should review the section in this prospectus titled "Description of the Trust Funds--Mortgage Loans--General."

     A WORD ABOUT FORWARD LOOKING STATEMENTS. Whenever we use words like "intends," "anticipates" or "expects" or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future. Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control that could cause actual results to differ materially from what we think they might be. Any forward-looking statements in this prospectus speak only as of the date of this prospectus. We do not assume any responsibility to update or review any forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement.

                         DESCRIPTION OF THE TRUST FUNDS

GENERAL

     The primary assets of each trust fund will consist of the following:

     o various types of multifamily or commercial mortgage loans or participations in those mortgage loans;

     o pass-through certificates or other mortgage-backed securities ("MBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans; or

     o    a combination of the foregoing, which we call mortgage assets.

     We will establish each trust fund. We will select each mortgage asset for inclusion in a trust fund from among those purchased, either directly or indirectly, from a mortgage asset seller, which may or may not be the originator of a mortgage loan or the issuer of a MBS and may be our affiliate. Unless otherwise provided in the related prospectus supplement, neither we nor any of our affiliates and no governmental agency or instrumentality or any other person will guarantee or insure any of the mortgage assets included in a trust fund. The discussion below under the heading "--Mortgage Loans," unless otherwise noted, applies equally to mortgage loans underlying any MBS included in a particular trust fund.

MORTGAGE LOANS

     General. The mortgage loans will be evidenced by promissory notes or other evidences of indebtedness called mortgage notes, secured by liens on fee or leasehold estates in properties called mortgaged properties consisting of the following:

     o residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures, called multifamily properties, and manufactured housing community properties;

     o commercial properties consisting of office buildings, retail facilities related to the sale of goods and products and facilities related to providing entertainment, recreation or personal services, hotels and motels, casinos, health care-related facilities, recreational vehicle parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial facilities, parking lots, auto parks, golf courses, arenas and restaurants, or any cooperatively owned units therein; and

     o mixed use properties--that is, any combination of the foregoing--and unimproved land, both called commercial properties.

     The multifamily properties may include mixed commercial and residential structures, and apartment buildings owned by a private cooperative housing corporation, with shares of the cooperative allocable to one or more dwelling units occupied by non-owner tenants or to vacant units. The liens may be created by mortgages, deeds of trust and similar security instruments. Each mortgage will create a first priority or junior priority mortgage lien on a borrower's fee estate in a mortgaged property. If a mortgage creates a lien on a borrower's leasehold estate in a property, then, unless otherwise specified in the related prospectus supplement, the term of any leasehold will exceed the term of the mortgage note by at least two years. Unless otherwise specified in the related prospectus supplement, each mortgage loan will have been originated by a person other than us; however, the originator may be or may have been one of our affiliates.

     Mortgage assets for a series of certificates may include mortgage loans made on the security of real estate projects under construction. In that case, the related prospectus supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, some of the mortgage loans included in the trust fund for a particular series of certificates may be delinquent or non-performing as of the date those certificates are issued. In that case, the related prospectus supplement will set forth available information as to the period of the delinquency or non-performance, any forbearance arrangement then in effect, the condition of the related mortgaged property and the ability of the mortgaged property to generate income to service the mortgage debt.

     Mortgage Loans Secured by Office Properties. Significant factors affecting the value of office properties include the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings, the location of the building with respect to the central business district or population centers, demographic trends within the metropolitan area to move away from or towards the central business district, social trends combined with space management trends, which may change towards options such as telecommuting, tax incentives offered to businesses by cities or suburbs adjacent to or near the city where the building is located and the strength and stability of the market area as a desirable business location. Office properties may be adversely affected by an economic decline in the businesses operated by their tenants. The risk of an economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competition is affected by various factors affecting a building, including

     o    its age;

     o    its condition;

     o    its design, including floor sizes and layout;

     o    its access to transportation; and

          o the availability of parking and the owner's ability to offer certain amenities to its tenants, including sophisticated building systems such as

          o    fiber optic cables,

          o    satellite communications or

     o    other base building technological features.

     Office properties that are not equipped to accommodate the needs of modern business may become functionally obsolete and thus non-competitive.

     The success of an office property also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by an array of factors including

     o    labor cost and quality;

     o    tax environment; and

     o    quality of life matters, such as schools and cultural amenities.

     A central business district may have a substantially different economy from that of a suburb. The local economy will affect an office property's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often higher than for other property types.

     Mortgage Loans Secured by Retail Properties. Retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Income from and the market value of retail properties is dependent on various factors including, but not limited, to the following:

     o    the ability to lease space in the properties;

     o    the ability of tenants to meet their lease obligations;

     o the possibility of a significant tenant becoming bankrupt or insolvent; and

     o fundamental aspects of real estate such as location and market demographics.

     The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Declines in tenant sales will cause a corresponding decline in percentage rents and may cause these tenants to become unable to pay their rent or other occupancy costs. The default by a tenant under its lease could result in delays and costs in enforcing the lessor's rights. Repayment of the related mortgage loans will be affected by the expiration of space leases and the ability of the respective borrowers to renew or relet the space on comparable terms. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could be substantial and could reduce cash flow from the retail properties. The correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

     Whether a shopping center is anchored or unanchored is also an important distinction. Anchor tenants in shopping centers traditionally have been a major factor in the public's perception of a shopping center. The anchor tenants at a shopping center play an important part in generating customer traffic and making a center a desirable location for other tenants of the center. The failure of an anchor tenant to renew its lease, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor tenant--notwithstanding any continued payment of rent--can have a material negative effect on the economic performance of a shopping center. Furthermore, the correlation between the success of tenant businesses and property value is increased when the property is a single tenant property.

     Unlike some other types of commercial properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, telemarketing, selling through the Internet, and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets, which are often characterized by lower operating costs, could adversely affect the retail properties.

     Mortgage Loans Secured by Multifamily Rental Properties. Significant factors determining the value and successful operation of a multifamily rental property include the following:

     o    location of the property;

     o the number of competing residential developments in the local market, such as apartment buildings, manufactured housing communities and site-built single family homes;

     o the physical attributes of the multifamily building, such as its age and appearance; and

     o    state and local regulations affecting the property.

     In addition, the successful operation of an apartment building will depend upon other factors such as its reputation, the ability of management to provide adequate maintenance and insurance, and the types of services it provides.

     Some states regulate the relationship of an owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions and restrictions on a resident's choice of unit vendors. Apartment building owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on apartment buildings. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a borrower's ability to raise property rents may impair the borrower's ability to repay its mortgage loan from its net operating income or the proceeds of a sale or refinancing of the related mortgaged property.

     Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged, may adversely affect tenants' ability to pay rent and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, company relocations and closings and national and local politics, including current or future rent stabilization and rent control laws and agreements.

     Multifamily apartment units are typically leased on a short-term basis, and consequently, the occupancy rate of a multifamily rental property may be subject to rapid decline, including for some of the foregoing reasons. In addition, the level of mortgage interest rates may encourage tenants to purchase single-family housing rather than continue to lease housing. The location and construction quality of a particular building may affect the occupancy level as well as the rents that may be charged for individual units. The characteristics of a neighborhood may change over time or in relation to newer developments.

     Mortgage Loans Secured by Cooperatively Owned Apartment Buildings. A cooperative apartment building and the land under the building are owned or leased by a non-profit cooperative corporation. The cooperative corporation is in turn owned by tenant-shareholders who, through ownership of stock, shares or membership certificates in the corporation, receive proprietary leases or occupancy agreements. The proprietary leases and occupancy agreements confer exclusive rights to occupy specific apartments or units. Generally, a tenant-shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation representing the tenant-shareholder's pro rata share of the corporation's payments in respect of any mortgage loan secured by, including all real property taxes, maintenance expenses and other capital and ordinary expenses with respect to, the real property owned by the cooperative corporation, less any other income that the cooperative corporation may realize. Payments to the cooperative corporation are in addition to any payments of principal and interest the tenant-shareholder must make on any loans of the tenant-shareholder secured by its shares in the corporation.

     A cooperative corporation is directly responsible for building management and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by the real property owned by the cooperative corporation, as well as all other operating expenses of the property, is dependent primarily upon the receipt of maintenance payments from the tenant-shareholders, together with any rental income from units or commercial space that the cooperative corporation might control. Unanticipated expenditures may in some cases have to be paid by special assessments on the tenant-shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the real property owned by the cooperative corporation depends primarily on its ability to refinance the mortgage loan. Neither we nor any other person will have any obligation to provide refinancing for any of the mortgage loans.

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. The owner or sponsor allocates shares to each apartment unit, and the current tenants have a fixed period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. The sponsor usually also controls the corporation's board of directors and management for a limited period of time.

     Each purchaser of shares in the cooperative corporation generally enters into a long-term proprietary lease which provides the shareholder with the right to occupy a particular apartment unit. However, many cooperative conversion plans are so-called "non-eviction" plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in the unit as a subtenant from the owner of the shares allocated to that apartment unit. Any applicable rent control or rent stabilization laws would continue to be applicable to that subtenancy. The subtenant may be entitled to renew its lease for an indefinite number of times, with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The shareholder is responsible for the maintenance payments to the cooperative without regard to its receipt or non-receipt of rent from the subtenant, which may be lower than maintenance payments on the unit. Newly-formed cooperative corporations typically have the greatest concentration of non-tenant shareholders.

     Mortgage Loans Secured by Industrial Properties. Significant factors that affect the value of industrial properties are

     o    the quality of tenants;

     o    building design and adaptability; and

     o    the location of the property.

     Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slow-down in the economy, and an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Furthermore, industrial properties may be adversely affected by the availability of labor sources or a change in the proximity of supply sources. Because industrial properties frequently have a single tenant, any related property is heavily dependent on the success of the tenant's business.

     Aspects of building site, design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include ceiling heights, column spacing, number of bays and bay depths, divisibility, floor loading capacities, truck turning radius and overall functionality and accessibility. Nevertheless, site characteristics of an industrial property suitable for one tenant may not be appropriate for other potential tenants, which may make it difficult to relet the property.

     Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels. Further, industrial properties may be adversely affected by economic declines in the industry segment of their tenants.

     Mortgage Loans Secured by Warehouse, Mini-Warehouse and Self-Storage Facilities. Because of relatively low acquisition costs and break-even occupancy rates, warehouse, mini-warehouse and self-storage properties ("Storage Properties") are considered vulnerable to competition. Despite their relatively low acquisition costs, and because of their particular building characteristics, Storage Properties would require substantial capital investments in order to adapt them to alternative uses. Limited adaptability to other uses may substantially reduce the liquidation value of a Storage Property. In addition to competition, factors that affect the success of a Storage Property include the location and visibility of the facility, its proximity to apartment complexes or commercial users, trends of apartment tenants in the area moving to single-family homes, services provided, including security and accessibility, age of improvements, the appearance of the improvements and the quality of management.

     Mortgage Loans Secured by Hotel and Motel Properties. Hotel and motel properties may include full service hotels, resort hotels with many amenities, limited service hotels, hotels and motels associated with national franchise chains, hotels and motels associated with regional franchise chains and hotels that are not affiliated with any franchise chain but may have their own brand identity. Various factors, including location, quality and franchise affiliation affect the economic performance of a hotel or motel. Adverse economic conditions, either local, regional or national, may limit the amount that can be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels and motels can have similar effects. To meet competition in the industry and to maintain economic values, continuing expenditures must be made for modernizing, refurbishing, and maintaining existing facilities prior to the expiration of their anticipated useful lives. Because hotel and motel rooms generally are rented for short periods of time, hotels and motels tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hotel or motel may have an impact on quality of service and economic performance. Additionally, the lodging industry, in certain locations, is seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses. The demand for particular accommodations may also be affected by changes in travel patterns caused by changes in energy prices, strikes, relocation of highways, the construction of additional highways and other factors.

     The viability of any hotel or motel property that is part of a national or regional hotel or motel chain depends in part on the continued existence and financial strength of the franchisor, the public perception of the franchise service mark and the duration of the franchise licensing agreement. The transferability of franchise license agreements may be restricted and, in the event of a foreclosure on any related hotel or motel property, the consent of the franchisor for the continued use of the franchise license by the hotel or motel property would be required. Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Further, in the event of a foreclosure on a hotel or motel property, it is unlikely that the purchaser of the related hotel or motel property would be entitled to the rights under any associated liquor license, and the purchaser would be required to apply in its own right for that license. There can be no assurance that a new license could be obtained or that it could be obtained promptly.

     Mortgage Loans Secured by Manufactured Housing Community Properties and Recreational Vehicle Parks. Manufactured housing community properties consist of land that is divided into "spaces" or "homesites" that are primarily leased to manufactured housing community unit owners. Accordingly, the related mortgage loans will be secured by mortgage liens on the real estate, or a leasehold interest therein, upon which the manufactured housing community units are situated, but not the units themselves. The manufactured housing community unit owner often invests in site-specific improvements, including carports, steps, fencing, skirts around the base of the unit, and landscaping. The park owner typically provides private roads within the park, common facilities and, in many cases, utilities. Park amenities may include

     o    driveways;

     o    visitor parking;

     o    recreational vehicle and pleasure boat storage;

     o    laundry facilities;

     o    community rooms;

     o    swimming pools;

     o    tennis courts;

     o    security systems; and

     o    health clubs.

     Due to relocation costs and, in some cases, demand for manufactured housing community unit spaces, the value of a unit in place in a park is generally higher, and can be significantly higher, than the value of the same unit not placed in a park. As a result, a well-operated manufactured housing community that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the unit of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the mobile home can be resold in place, rather than to allow the unit to be removed from the park.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Mortgage loans secured by liens on manufactured housing community properties and recreational vehicle parks are affected by factors not associated with loans secured by liens on other types of income-producing real estate. The successful operation of these types of properties will generally depend upon the number of competing parks, as well as upon other factors, including its age, appearance, reputation, the ability of management to provide adequate maintenance and insurance, and the types of facilities and services it provides. Manufactured housing community properties also compete against alternative forms of residential housing, including

     o    multifamily rental properties;

     o    cooperatively-owned apartment buildings;

     o    condominium complexes; and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, for example, staying at a hotel at the beach. Manufactured housing community properties and recreational vehicle parks are "special purpose" properties that cannot be readily converted to general residential, retail or office use. Thus, if the operation of a manufactured housing community or recreational vehicle park becomes unprofitable due to competition, age of the improvements or other factors such that the borrower becomes unable to meet its obligations on the related mortgage loan, the liquidation value of the manufactured housing community may be substantially less, relative to the amount owing on the mortgage loan, than would be the case if the manufactured housing community or recreational vehicle park were readily adaptable to other uses.

     Certain states regulate the relationship of a manufactured housing community owner and its tenants. Commonly, these laws require a written lease, good cause for eviction, disclosure of fees, and notification to residents of changed land use, while prohibiting unreasonable rules, retaliatory evictions, and restrictions on a resident's choice of unit vendors. Manufactured housing community owners have been the subject of suits under state "Unfair and Deceptive Practices Acts" and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices. A few states offer more significant protection. For example, there are provisions that limit the basis on which a landlord may terminate a unit owner's tenancy or increase its rent or prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's unit. Certain states also regulate changes in manufactured housing community use and require that the landlord give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control on manufactured housing communities. These ordinances may limit rent increases to fixed percentages, to percentages of increases in the consumer price index, to increases set or approved by a governmental agency, or to increases determined through mediation or binding arbitration. In many cases, the rent control laws either do not provide for decontrol of rental rates upon vacancy of individual units or permit decontrol only in the relatively rare event that the unit is removed from the unit site. Any limitations on a borrower's ability to raise property rents may impair the related borrower's ability to repay its mortgage loan from its net operating income or the proceeds of a sale or refinancing of the related mortgaged property.

     Default and Loss Considerations with Respect to the Mortgage Loans. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon the successful operation of that property--that is, its ability to generate income. Moreover, some or all of the mortgage loans included in a particular trust fund may be non-recourse loans. Absent special facts, recourse in the case of default of non-recourse loans will be limited to the mortgaged property and the other assets, if any, that were pledged to secure repayment of the mortgage loan.

     Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important factor in evaluating the risk of default on such a loan. The Net Operating Income of a mortgaged property will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary source of the operating revenues of a non-owner occupied, income-producing property, rental income--and, with respect to a mortgage loan secured by a cooperative apartment building, maintenance payments from tenant-stockholders of a cooperative--may be affected by the condition of the applicable real estate market and/or the economy of the area in which the mortgaged property is located or the industry that it services. In addition, properties typically leased, occupied or used on a short-term basis, such as some healthcare-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial properties may be owner-occupied or leased to a small number of tenants. Thus, the Net Operating Income of such a mortgaged property may depend substantially on the financial condition of the borrower or a tenant, and mortgage loans secured by liens on those properties may pose greater risks than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or to changes in governmental rules, regulations and fiscal policies, may also affect the risk of default on a mortgage loan. As may be further described in the related prospectus supplement, in some cases leases of mortgaged properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, the existence of net of expense provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the lessee is able to absorb operating expense increases while continuing to make rent payments.

     Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a factor in evaluating risk of loss if a property must be liquidated following a default. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a mortgaged property. This in turn has the following effects:

     o it increases the incentive of the borrower to perform under the terms of the related mortgage loan, in order to protect the equity; and

     o it increases the cushion provided to the lender against loss on liquidation following a default.

     Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of mortgage loans. For example, the value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions, the real estate market and other factors described in this prospectus. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on:

     o the market comparison method, i.e., recent resale value of comparable properties at the date of the appraisal;

     o the cost replacement method, i.e., the cost of replacing the property at the date;

     o the income capitalization method, i.e., a projection of value based upon the property's projected net cash flow; or

     o upon a selection from or interpolation of the values derived from the foregoing methods.

     Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

     While we believe that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there can be no assurance that all of the foregoing factors will in fact have been prudently considered by the originators of the mortgage loans, or that, for a particular mortgage loan, they are complete or relevant. For additional information regarding risks associated with mortgage loans, you should review the sections in this prospectus titled "Risk Factors--Risks Relating to the Mortgage Loans--Mortgage Loans are susceptible to numerous risks that may result in losses to you" and "--Mortgage loans with balloon payments involve the risk that borrowers may not be able to refinance the loan or sell the related property."

     Payment Provisions of the Mortgage Loans. Unless otherwise specified in the related prospectus supplement, all of the mortgage loans will have the following characteristics:

     o have had individual principal balances at origination of not less than $25,000;

     o    have had original terms to maturity of not more than 40 years; and

     o provide for scheduled payments of principal, interest or both, to be made on specified dates, known as due dates, that occur monthly, quarterly, semi-annually or annually.

     A mortgage loan may also have the following characteristics:

     o provide for no accrual of interest or for accrual of interest thereon at an interest rate, known as a mortgage rate, that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed mortgage rate, or from a fixed to an adjustable mortgage rate;

     o provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the mortgage rate or to reflect the occurrence of some events, and may permit negative amortization;

     o be fully amortizing or partially amortizing or non-amortizing, with a balloon payment due on its stated maturity date; and

     o prohibit over its term or for a certain period prepayments (the period of the prohibition is known as a lock-out period and its date of expiration is known as a lock-out date) and/or require payment of a premium or a yield maintenance penalty, more commonly known as a prepayment premium) in connection with some prepayments, in each case as described in the related prospectus supplement.

     A mortgage loan may also contain a provision that entitles the lender to a share of appreciation of the related mortgaged property, or profits realized from the operation or disposition of the related mortgaged property or the benefit, if any, resulting from the refinancing of the mortgage loan as described in the related prospectus supplement. If holders of any class or classes of offered certificates of a series will be entitled to all or a portion of an equity participation in addition to payments of interest on and/or principal of the offered certificates, the related prospectus supplement will describe the equity participation and the method or methods by which distributions relating to the equity participation will be made to the holders.

     Mortgage Loan Information in Prospectus Supplements. Each prospectus supplement will contain information pertaining to the mortgage loans in the related trust fund, which will generally be current as of a date specified in the related prospectus supplement. To the extent then applicable and specifically known to us, the prospectus supplement will include the following:

     1. the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     2. the type or types of property that provide security for repayment of the mortgage loans;

     3. the earliest and latest origination date and maturity date of the mortgage loans;

     4. the original and remaining terms to maturity of the mortgage loans, or the respective ranges those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     5. the original Loan-to-Value Ratios of the mortgage loans, or the range of those Loan-to-Value Ratios, and the weighted average original Loan-to-Value Ratio of the mortgage loans;

     6. the mortgage rates borne by the mortgage loans, or range of those mortgage rates, and the weighted average mortgage rate borne by the mortgage loans;

     7. with respect to mortgage loans with adjustable mortgage rates ("ARM Loans"), the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage rate adjustments at the time of any adjustment and over the life of the ARM Loan;

     8. information regarding the payment characteristics of the mortgage loans, including, without limitation, balloon payment and other amortization provisions, lock-out periods and prepayment premiums;

     9. the Debt Service Coverage Ratios of the mortgage loans, either at origination or as of a more recent date, or the range of those Debt Service Coverage Ratios, and the weighted average of the Debt Service Coverage Ratios; and

     10. the geographic distribution of the mortgaged properties on a state-by-state basis.

     In appropriate cases, the related prospectus supplement will also contain some information available to us that pertains to the provisions of leases and the nature of tenants of the mortgaged properties. If we are unable to tabulate the specific information described above at the time offered certificates of a series are initially offered, more general information of the nature described above will be provided in the related prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of those certificates at or before their initial issuance and will be filed as part of a Current Report on Form 8-K with the SEC within fifteen days following their issuance.

MBS

     Mortgage-backed securities included in a trust fund may include:

     o mortgage pass-through certificates or other mortgage-backed securities that are not guaranteed or insured by the United States or any of its agencies or instrumentalities; or

     o certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC provided that, unless otherwise specified in the related prospectus supplement, each MBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the mortgage loans contained in this prospectus.

     Any MBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement. The issuer of the MBS and/or the servicer of the underlying mortgage loans will have entered into the MBS agreement, generally with a trustee or, in the alternative, with the original purchaser or purchasers of the MBS.

     The MBS may have been issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus. Distributions in respect of the MBS will be made by the MBS issuer, the MBS servicer or the MBS trustee on the dates specified in the related prospectus supplement. The MBS issuer or the MBS servicer or another person specified in the related prospectus supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related prospectus supplement.

     Reserve funds, subordination or other credit support similar to that described for the certificates under "Description of Credit Support" in this prospectus may have been provided with respect to the MBS. The type, characteristics and amount of credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any rating agency that may have assigned a rating to the MBS, or by the initial purchasers of the MBS.

     The prospectus supplement for a series of certificates that evidence interests in MBS will specify, to the extent available, the following:

     1. the aggregate approximate initial and outstanding principal amount and type of the MBS to be included in the trust fund;

     2. the original and remaining term to stated maturity of the MBS, if applicable;

     3. the pass-through or bond rate of the MBS or the formula for determining those rates;

     4. the payment characteristics of the MBS;

     5. the MBS issuer, MBS servicer and MBS trustee, as applicable;

     6. a description of the credit support, if any;

     7. the circumstances under which the related underlying mortgage loans, or the MBS themselves, may be purchased prior to their maturity;

     8. the terms on which mortgage loans may be substituted for those originally underlying the MBS;

     9. the type of mortgage loans underlying the MBS and, to the extent available to us and appropriate under the circumstances, any other information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements"; and

     10. the characteristics of any cash flow agreements that relate to the MBS.

CERTIFICATE ACCOUNTS

     Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the related prospectus supplement will, to the extent described in this prospectus and in the prospectus supplement, deposit all payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund. A certificate account may be maintained as an interest bearing or a non-interest bearing account, and funds held in a certificate account may be held as cash or invested in some obligations acceptable to each rating agency rating one or more classes of the related series of offered certificates.

CREDIT SUPPORT

     If so provided in the prospectus supplement for a series of certificates, partial or full protection against some defaults and losses on the mortgage assets in the related trust fund may be provided to one or more classes of certificates of that series in the form of subordination of one or more other classes of certificates of the series or by one or more other types of credit support arrangements. Other types of credit support arrangements may include letters of credit, insurance policies, guarantees, surety bonds or reserve funds, among others, or a combination. The amount and types of credit support, the identification of the entity providing it, if applicable, and related information with respect to each type of credit support, if any, will be set forth in the prospectus supplement for a series of certificates. For additional information regarding credit support, you should review the sections in this prospectus titled " Risk Factors--Risks Relating to the Mortgage Loans--Credit support for a series of certificates may cover some of your losses or risks but may not cover all potential risks to you."

CASH FLOW AGREEMENTS

     If so provided in the prospectus supplement for a series of certificates, the related trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for that series will be invested at a specified rate. The trust fund may also include interest rate exchange agreements, interest rate cap or floor agreements, or currency exchange agreements, which agreements are designed to reduce the effects of interest rate or currency exchange rate fluctuations on the mortgage assets on one or more classes of certificates. The principal terms of any guaranteed investment contract or other agreement, and the identity of an obligor or counterparty under the agreement, will be described in the prospectus supplement for a series of certificates.


                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on any offered certificate will depend on the price paid by the certificateholder, the pass-through rate of the certificate and the amount and timing of distributions on the certificate. The following discussion contemplates a trust fund that consists solely of mortgage loans. While the characteristics and behavior of mortgage loans underlying an MBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a class of certificates as will the characteristics and behavior of comparable mortgage loans, the effect may differ due to the payment characteristics of the MBS. If a trust fund includes MBS, the related prospectus supplement will discuss the effect that the MBS payment characteristics may have on the yield to maturity and weighted average lives of the offered certificates of the related series.

PASS-THROUGH RATE

     The certificates of any class within a series may have a fixed, variable or adjustable pass-through rate, which may or may not be based upon the interest rates borne by the mortgage loans in the related trust fund. The prospectus supplement with respect to any series of certificates will specify the pass-through rate for each class of offered certificates of the series or, in the case of a class of offered certificates with a variable or adjustable pass-through rate the prospectus supplement will specify, the method of determining the pass-through rate. The prospectus supplement will also discuss the effect, if any, of the prepayment of any mortgage loan on the pass-through rate of one or more classes of offered certificates and whether the distributions of interest on the offered certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a guaranteed investment contract or other agreement.

PAYMENT DELAYS

     With respect to any series of certificates, a period of time will elapse between the date upon which payments on the mortgage loans in the related trust fund are due and the distribution date on which the payments are passed through to certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on those mortgage loans were distributed to certificateholders on or near the date they were due.



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

SHORTFALLS IN COLLECTIONS OF INTEREST AS A RESULT OF PREPAYMENTS OF MORTGAGE
LOANS

     When a principal prepayment in full or in part is made on a mortgage loan, the borrower is generally charged interest on the amount of the prepayment only through the date of the prepayment, instead of through the due date for the next succeeding scheduled payment. However, interest accrued on any series of certificates and distributable on any distribution date will generally correspond to interest accrued on the mortgage loans to their respective due dates during the related Due Period. Consequently, if a prepayment on any mortgage loan is distributable to certificateholders on a particular distribution date, but the prepayment is not accompanied by interest to the due date for the mortgage loan in the related Due Period, then the interest charged to the borrower, net of servicing and administrative fees, may be less than the corresponding amount of interest accrued and otherwise payable on the certificates of the related series. If and to the extent that any shortfall is allocated to a class of offered certificates, the yield on those certificates will be adversely affected. The prospectus supplement for each series of certificates will describe the manner in which any prepayment interest shortfalls will be allocated among the classes of certificates. If so specified in the prospectus supplement for a series of certificates, the servicer for that series will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any prepayment interest shortfalls. The related prospectus supplement will also describe any other amounts available to offset shortfalls.

     For additional information regarding prepayment interest shortfalls, you should review the section in this prospectus titled "Description of the Pooling and Servicing Agreements--Servicing Compensation and Payment of Expenses."

YIELD AND PREPAYMENT CONSIDERATIONS

     A certificate's yield to maturity will be affected by the rate of principal payments on the mortgage loans in the related trust fund and the allocation of those payments to reduce the principal balance--or notional amount, if applicable--of that certificate. The rate of principal payments on the mortgage loans in any trust fund will in turn be affected by their amortization schedules, the dates on which any balloon payments are due, and the rate of voluntary and/or involuntary principal prepayments. You should note that the amortization schedule of an ARM Loan may change periodically to accommodate adjustments to the mortgage rate thereon and that these changes may affect the rate of principal payments on an ARM loan. Because the rate of principal prepayments on the mortgage loans in any trust fund will depend on future events and a variety of factors, as described more fully below, no assurance can be given as to the rate at which any one will prepay.

     The extent to which the yield to maturity of a class of offered certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans in the related trust fund are in turn distributed on the certificates of that series or, in the case of a class of stripped interest certificates, result in the reduction of its notional amount. You should consider, in the case of any offered certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the mortgage loans in the related trust fund could result in an actual yield to you that is lower than the anticipated yield and, in the case of any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to you that is lower than the anticipated yield. In addition, if you purchase an offered certificate at a discount, or a premium, and principal payments are made in reduction of the principal balance or notional amount of your offered certificates at a rate slower, or faster, than the rate anticipated by you during any particular period, the consequent adverse effects on your yield would not be fully offset by a subsequent like increase, or decrease, in the rate of principal payments.

     A class of certificates, including a class of offered certificates, may provide that on any distribution date the holders of those certificates are entitled to a pro rata share of the prepayments on the mortgage loans in the related trust fund that are distributable on the date, to a disproportionately large share--which, in some cases, may be all--of the prepayments, or to a disproportionately small share--which, in some cases, may be none--of the prepayments. As and to the extent described in the related prospectus supplement, the respective entitlements of the various classes of certificates of any series to receive distributions in respect of payments and, in particular, prepayments of principal of the mortgage loans in the related trust fund may vary based on the occurrence of some events, e.g., the retirement of one or more classes of certificates of the series, or subject to some contingencies, e.g., prepayment and default rates with respect to the mortgage loans.

     In general, the notional amount of a class of stripped interest certificates will either:

     o be based on the principal balances of some or all of the mortgage assets in the related trust fund; or

     o equal the certificate balances of one or more of the other classes of certificates of the same series.

Accordingly, the yield on stripped interest certificates will be inversely related to the rate at which payments and other collections of principal are received on mortgage assets or distributions are made in reduction of the certificate balances of the certificates, as the case may be.

     Consistent with the foregoing, if a class of certificates of any series consists of stripped interest certificates or stripped principal certificates, a lower than anticipated rate of principal prepayments on the mortgage loans in the related trust fund will negatively affect the yield to investors in stripped principal certificates, and a higher than anticipated rate of principal prepayments on the mortgage loans will negatively affect the yield to investors in stripped interest certificates. If the offered certificates of a series include any of those certificates, the related prospectus supplement will include a table showing the effect of various assumed levels of prepayment on yields on those certificates. The tables will be intended to illustrate the sensitivity of yields to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable you to predict, yields or prepayment rates.

     We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the mortgage loans in any trust fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the mortgaged properties are located, the quality of management of the mortgaged properties, the servicing of the mortgage loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the mortgage loans in any trust fund may be affected by the existence of lock-out periods and requirements that principal prepayments be accompanied by prepayment premiums, and by the extent to which the provisions may be practicably enforced.

     The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of ARM Loans, as prevailing market interest rates decline, and without regard to whether the mortgage rates on the ARM Loans decline in a manner consistent therewith, the related borrowers may have an increased incentive to refinance for purposes of either:

     o    converting to a fixed rate loan and thereby locking in the rate; or

     o taking advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell mortgaged properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws--which are subject to change--to sell mortgaged properties prior to the exhaustion of tax depreciation benefits. We will make no representation as to the particular factors that will affect the prepayment of the mortgage loans in any trust fund, as to their relative importance, as to the percentage of the principal balance of mortgage loans that will be paid as of any date or as to the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans in any trust fund will affect the ultimate maturity and the weighted average life of one or more classes of the certificates of the series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of the instrument is repaid to the investor.

     The weighted average life and maturity of a class of certificates of any series will be influenced by the rate at which principal on the related mortgage loans, whether in the form of scheduled amortization or prepayments--for this purpose, the term prepayment includes voluntary prepayments, liquidations due to default and purchases of mortgage loans out of the related trust fund--is paid to that class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the constant prepayment rate ("CPR") prepayment model or the standard prepayment assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of loans for the life of the related mortgage loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the mortgage loans included in any trust fund will conform to any particular level of CPR or SPA.

     The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series. The prospectus supplement will also contain the percentage of the initial certificate balance or notional amount of each class of offered certificates that would be outstanding on specified distribution dates based on the assumptions stated in that prospectus supplement, including assumptions that prepayments on the related mortgage loans are made at rates corresponding to various percentages of CPR or SPA, or at other rates specified in the prospectus supplement. The tables and assumptions will illustrate the sensitivity of the weighted average lives of the certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the certificates.

CONTROLLED AMORTIZATION CLASSES AND COMPANION CLASSES

     A series of certificates may include one or more controlled amortization classes, which will entitle the holders of those certificates to receive principal distributions according to a specified principal payment schedule. The principal payment schedule is supported by creating priorities, as and to the extent described in the related prospectus supplement, to receive principal payments from the mortgage loans in the related trust fund. Unless otherwise specified in the related prospectus supplement, each controlled amortization class will either be a planned amortization class or a targeted amortization class. In general, a planned amortization class has a prepayment collar--that is, a range of prepayment rates that can be sustained without disruption--that determines the principal cash flow of the certificates. A prepayment collar is not static, and may expand or contract after the issuance of the planned amortization class depending on the actual prepayment experience for the underlying mortgage loans. Distributions of principal on a planned amortization class would be made in accordance with the specified schedule so long as prepayments on the underlying mortgage loans remain at a relatively constant rate within the prepayment collar and, as described below, companion classes exist to absorb excesses or shortfalls in principal payments on the underlying mortgage loans. If the rate of prepayment on the underlying mortgage loans from time to time falls outside the prepayment collar, or fluctuates significantly within the prepayment collar, especially for any extended period of time, such an event may have material consequences in respect of the anticipated weighted average life and maturity for a planned amortization class. A targeted amortization class is structured so that principal distributions generally will be payable in accordance with its specified principal payments schedule so long as the rate of prepayments on the related mortgage assets remains relatively constant at the particular rate used in establishing the schedule. A targeted amortization class will generally afford the holders some protection against early retirement or some protection against an extended average life, but not both.

     Although prepayment risk cannot be eliminated entirely for any class of certificates, a controlled amortization class will generally provide a relatively stable cash flow so long as the actual rate of prepayment on the mortgage loans in the related trust fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for those certificates. Prepayment risk with respect to a given mortgage asset pool does not disappear, however, and the stability afforded to a controlled amortization class comes at the expense of one or more companion classes of the same series, any of which companion classes may also be a class of offered certificates. In general, and as more particularly described in the related prospectus supplement, a companion class will entitle the holders of certificates in that class to a disproportionately large share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively fast, and will entitle those holders to a disproportionately small share of prepayments on the mortgage loans in the related trust fund when the rate of prepayment is relatively slow. A class of certificates that entitles the holders to a disproportionately large share of the prepayments on the mortgage loans in the related trust fund enhances the risk of early retirement of that class, known as call risk, if the rate of prepayment is relatively fast; while a class of certificates that entitles its holders to a disproportionately small share of the prepayments on the mortgage loans in the related trust fund enhances the risk of an extended average life of that class, known as extension risk, if the rate of prepayment is relatively slow. Thus, as and to the extent described in the related prospectus supplement, a companion class absorbs some, but not all, of the call risk and/or extension risk that would otherwise belong to the related controlled amortization class if all payments of principal of the mortgage loans in the related trust fund were allocated on a pro rata basis.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans included in a particular trust fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related mortgaged property, there is a risk that mortgage loans that require balloon payments may default at maturity, or that the maturity of such a mortgage loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer or a special servicer, to the extent and under the circumstances set forth in this prospectus and in the related prospectus supplement, may be authorized to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay distributions of principal on a class of offered certificates and thereby extend the weighted average life of the certificates and, if the certificates were purchased at a discount, reduce the yield thereon.

     Negative Amortization. The weighted average life of a class of certificates can be affected by mortgage loans that permit negative amortization to occur. A mortgage loan that provides for the payment of interest calculated at a rate lower than the rate at which interest accrues on those mortgage loan would be expected during a period of increasing interest rates to amortize at a slower rate, and perhaps not at all, than if interest rates were declining or were remaining constant. A slower rate of mortgage loan amortization would correspondingly be reflected in a slower rate of amortization for one or more classes of certificates of the related series. In addition, negative amortization on one or more mortgage loans in any trust fund may result in negative amortization on the certificates of the related series. The related prospectus supplement will describe, if applicable, the manner in which negative amortization in respect of the mortgage loans in any trust fund is allocated among the respective classes of certificates of the related series. Negative amortization allocated to a class of certificates may result in a deferral of some or all of the interest payable on those certificates, which deferred interest may be added to the certificate balance of those certificates. Accordingly, the weighted average lives of mortgage loans that permit negative amortization, and that of the classes of certificates to which any related negative amortization would be allocated or that would bear the effects of a slower rate of amortization on the mortgage loans, may increase as a result of this feature.

     Negative amortization also may occur in respect of an ARM Loan that limits the amount by which its scheduled payment may adjust in response to a change in its mortgage rate, provides that its scheduled payment will adjust less frequently than its mortgage rate or provides for constant scheduled payments notwithstanding adjustments to its mortgage rate. Conversely, during a period of declining interest rates, the scheduled payment on a mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule thereby resulting in the accelerated amortization of the mortgage loan. Any related acceleration in amortization of its principal balance will shorten the weighted average life of a mortgage loan and, correspondingly, the weighted average lives of those classes of certificates entitled to a portion of the principal payments on the mortgage loan.

     The extent to which the yield on any offered certificate will be affected by the inclusion in the related trust fund of mortgage loans that permit negative amortization, will depend upon:

     o whether the offered certificate was purchased at a premium or a discount; and

     o the extent to which the payment characteristics of those mortgage loans delay or accelerate the distributions of principal on the certificate, or, in the case of a stripped interest certificate, delay or accelerate the amortization of its notional amount.

     For additional information on the effects of negative amortization on the yield of certificates, you should review the section titled "--Yield and Prepayment Considerations" above.

     Foreclosures and Payment Plans. The number of foreclosures and the principal amount of the mortgage loans that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average lives of those mortgage loans and, accordingly, the weighted average lives of and yields on the certificates of the related series. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average lives of and yields on the certificates of the related series.

     Losses and Shortfalls on the Mortgage Loans. The yield to holders of the offered certificates of any series will directly depend on the extent to which the holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the mortgage loans in the related trust fund and the timing of the losses and shortfalls. In general, the earlier that any loss or shortfall occurs, the greater will be the negative effect on yield for any class of certificates that is required to bear its effects.

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, allocations of losses and shortfalls may be effected by a reduction in the entitlements to interest and/or certificate balances of one or more classes of certificates, or by establishing a priority of payments among those classes of certificates.

     The yield to maturity on a class of subordinate certificates may be extremely sensitive to losses and shortfalls in collections on the mortgage loans in the related trust fund.

     Additional Certificate Amortization. In addition to entitling the holders to a specified portion--which may during specified periods range from none to all--of the principal payments received on the mortgage assets in the related trust fund, one or more classes of certificates of any series, including one or more classes of offered certificates of the series, may provide for distributions of principal. Distributions may be provided from:

     o amounts attributable to interest accrued but not currently distributable on one or more classes of accrual certificates;

     o    Excess Funds; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of any class of certificates out of the sources described in the preceding paragraph would shorten the weighted average life of the certificates and, if those certificates were purchased at a premium, reduce the yield on those certificates. The related prospectus supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of certificates out of any of the foregoing sources would have any material effect on the rate at which the certificates are amortized.

     Optional Early Termination. If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the related trust fund under the circumstances and in the manner set forth in the prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the mortgage assets of the related trust fund, or of a sufficient portion of the mortgage assets to retire the class or classes, under the circumstances and in the manner set forth in the related prospectus supplement. In the absence of other factors, any early retirement of a class of offered certificates would shorten the weighted average life of the certificates and, if the certificates were purchased at premium, reduce the yield on those certificates.


                                  THE DEPOSITOR

     We are Bear Stearns Commercial Mortgage Securities Inc., a Delaware corporation organized on April 20, 1987, and we function as the depositor. Our primary business is to acquire mortgage loans, mortgage-backed securities and related assets and sell interests therein or bonds secured thereby. We are an affiliate of Bear, Stearns & Co. Inc. We maintain our principal office at 383 Madison Avenue, New York, New York 10179. Our telephone number is (212) 272-2000. We do not have, nor do we expect in the future to have, any significant assets.


                                 USE OF PROCEEDS

     The net proceeds to be received from the sale of the certificates of any series will be applied by us to the purchase of trust assets or will be used by us for general corporate purposes. We expect to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.


                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of certificates will represent the entire beneficial ownership interest in the trust fund created pursuant to the related pooling and servicing agreement. As described in the related prospectus supplement, the certificates of each series, including the offered certificates of any series, may consist of one or more classes of certificates that, among other things:

     o provide for the accrual of interest thereon at a fixed, variable or adjustable rate;

     o are senior or subordinate to one or more other classes of certificates in entitlement to distributions on the certificates;

     o    are stripped principal certificates;

     o    are stripped interest certificates;

     o provide for distributions of interest or principal that commence only after the occurrence of some events, such as the retirement of one or more other classes of certificates of the series;

     o provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster--and, in some cases, substantially faster--or slower--and, in some cases, substantially slower--than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund;

     o provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; or

     o provide for distributions based on collections on the mortgage assets in the related trust fund attributable to prepayment premiums and equity participations.

     Each class of offered certificates of a series will be issued in minimum denominations corresponding to the principal balances or, in case of some classes of stripped interest certificates or residual certificates, notional amounts or percentage interests, specified in the related prospectus supplement. As provided in the related prospectus supplement, one or more classes of offered certificates of any series may be issued in fully registered, definitive form or may be offered in book-entry format through the facilities of DTC. The offered certificates of each series, if issued as definitive certificates, may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, other than any tax or other governmental charge payable in connection with the transfer. Interests in a class of book-entry certificates will be transferred on the book-entry records of DTC and its participating organizations.

DISTRIBUTIONS

     Distributions on the certificates of each series will be made by or on behalf of the related trustee or servicer on each distribution date as specified in the related prospectus supplement from the Available Distribution Amount for the series and the distribution date. The particular components of the Available Distribution Amount for any series on each distribution date will be more specifically described in the related prospectus supplement.

     Except as otherwise specified in the related prospectus supplement, distributions on the certificates of each series, other than the final distribution in retirement of any certificate, will be made to the persons in whose names the certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable distribution date occurs. The amount of each distribution will be determined as of the close of business on the date specified in the related prospectus supplement. All distributions with respect to each class of certificates on each distribution date will be allocated pro rata among the outstanding certificates in that class. Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities therefor or by check mailed to the address of the certificateholder as it appears in the certificate register. Payment will be made by wire transfer if the certificateholder has provided the person required to make payments with wiring instructions, which may be provided in the form of a standing order applicable to all subsequent distributions, no later than the date specified in the related prospectus supplement, and, if so provided in the related prospectus supplement, the certificateholder holds certificates in the requisite amount or denomination specified therein. If the certificateholder does not provide any wiring instructions, payments will be made by check mailed to the address of the certificateholder as it appears on the certificate register. The final distribution in retirement of any class of certificates, whether definitive certificates or book-entry certificates, will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of the final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of certificates of each series, other than some classes of stripped principal certificates and some classes of residual certificates that have no pass-through rate, may have a different pass-through rate, which in each case may be fixed, variable or adjustable. The related prospectus supplement will specify the pass-through rate or, in the case of a variable or adjustable pass-through rate, the method for determining the pass-through rate, for each class. Unless otherwise specified in the related prospectus supplement, interest on the certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of any class of certificates, other than some classes of accrual certificates, and other than any class of stripped principal certificates or residual certificates that is not entitled to any distributions of interest, will be made on each distribution date based on the Accrued Certificate Interest for the class and the distribution date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to that class on the distribution date. Prior to the time interest is distributable on any class of accrual certificates, the amount of Accrued Certificate Interest otherwise distributable on that class will be added to the certificate balance of that class on each distribution date. Reference to a notional amount with respect to a class of stripped interest certificates is solely for convenience in making appropriate calculations and does not represent the right to receive any distributions of principal. If so specified in the related prospectus supplement, the amount of Accrued Certificate Interest that is otherwise distributable on--or, in the case of accrual certificates, that may otherwise be added to the certificate balance of those certificates--one or more classes of the certificates of a series will be reduced to the extent that any prepayment interest shortfalls, as described under "Yield and Maturity Considerations--Shortfalls in Collections of Interest as a Result of Prepayments of Mortgage Loans," exceed the amount of any sums--including, if and to the extent specified in the related prospectus supplement, all or a portion of the servicer's or special servicer's servicing compensation--that are applied to offset the amount of the shortfalls. The particular manner in which shortfalls will be allocated among some or all of the classes of certificates of that series will be specified in the related prospectus supplement. The related prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on--or, in the case of accrual certificates, that may otherwise be added to the certificate balance of--a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage assets in the related trust fund. Unless otherwise provided in the related prospectus supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to the class of a portion of any deferred interest on or in respect of the mortgage assets in the related trust fund will result in a corresponding increase in the certificate balance of that class.

DISTRIBUTIONS OF PRINCIPAL ON THE CERTIFICATES

     Each class of certificates of each series, other than some classes of stripped interest certificates and some classes of residual certificates, will have a certificate balance which, at any time, will equal the then maximum amount that the holders of certificates of the class will be entitled to receive in respect of principal out of the future cash flow on the mortgage assets and other assets included in the related trust fund. The outstanding certificate balance of a class of certificates will be reduced by distributions of principal made from time to time and, if so provided in the related prospectus supplement, will be further reduced by any losses incurred in respect of the related mortgage assets allocated to these certificates from time to time. In turn, the outstanding certificate balance of a class of certificates may be increased as a result of any deferred interest on or in respect of the related mortgage assets being allocated to them from time to time, and will be increased, in the case of a class of accrual certificates prior to the distribution date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest, reduced as described above. Unless otherwise provided in the related prospectus supplement, the initial aggregate certificate balance of all classes of a series of certificates will not be greater than the aggregate outstanding principal balance of the related mortgage assets as of the applicable cut-off date, after application of scheduled payments due on or before the date, whether or not received. The initial certificate balance of each class of a series of certificates will be specified in the related prospectus supplement. As and to the extent described in the related prospectus supplement, distributions of principal with respect to a series of certificates will be made on each distribution date to the holders of the class or classes of certificates of the series who are entitled to receive those distributions until the certificate balances of the certificates have been reduced to zero. Distributions of principal with respect to one or more classes of certificates may be made at a rate that is faster, and, in some cases, substantially faster, than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund. Distributions of principal with respect to one or more classes of certificates may not commence until the occurrence of one or more specified events, such as the retirement of one or more other classes of certificates of the same series, or may be made at a rate that is slower, and, in some cases, substantially slower, than the rate at which payments or other collections of principal are received on the mortgage assets in the related trust fund. Distributions of principal with respect to one or more classes of certificates--each such class is known as a controlled amortization class--may be made, subject to available funds, based on a specified principal payment schedule. Distributions of principal with respect to one or more classes of certificates--each such class is known as a companion class--may be contingent on the specified principal payment schedule for a controlled amortization class of the same series and the rate at which payments and other collections of principal on the mortgage assets in the related trust fund are received. Unless otherwise specified in the related prospectus supplement, distributions of principal of any class of offered certificates will be made on a pro rata basis among all of the certificates of that class.

DISTRIBUTIONS ON THE CERTIFICATES IN RESPECT OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

     If so provided in the related prospectus supplement, prepayment premiums or payments in respect of equity participations received on or in connection with the mortgage assets in any trust fund will be distributed on each distribution date to the holders of the class of certificates of the related series who are entitled in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     The amount of any losses or shortfalls in collections on the mortgage assets in any trust fund, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, will be allocated among the respective classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, allocations of losses or shortfalls may be effected by a reduction in the entitlements to interest and/or certificate balances of one or more classes of certificates, or by establishing a priority of payments among classes of certificates.

ADVANCES IN RESPECT OF DELINQUENCIES

     If and to the extent provided in the related prospectus supplement, if a trust fund includes mortgage loans, the servicer, a special servicer, the trustee, any provider of credit support and/or any other specified person may be obligated to advance, or have the option of advancing, on or before each distribution date, the amount may be advanced from its or their own funds or from excess funds held in the related certificate account that are not part of the Available Distribution Amount for the related series of certificates for the distribution date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates who are entitled, rather than to guarantee or insure against losses. Accordingly, all advances made out of a specific entity's own funds will be reimbursable out of related recoveries on the mortgage loans, including amounts received under any instrument of credit support, respecting which the advances were made--as to any mortgage loan, more commonly known as related proceeds. Advances may also be reimbursed from other specific sources as may be identified in the related prospectus supplement, including, in the case of a series that includes one or more classes of subordinate certificates, collections on other mortgage loans in the related trust fund that would otherwise be distributable to the holders of one or more classes of those subordinate certificates. No advance will be required to be made by the servicer, a special servicer or the trustee if, in the good faith judgment of the servicer, a special servicer or the trustee, as the case may be, the advance would not be recoverable from related proceeds or another specifically identified source--any such advance is known as a nonrecoverable advance. If an advance was previously made by the servicer, a special servicer or the trustee, a nonrecoverable advance will be reimbursable from any amounts in the related certificate account prior to any distributions being made to the related series of certificateholders.

     If advances have been made by the servicer, special servicer, trustee or other entity from excess funds in a certificate account, the servicer, special servicer, trustee or other entity, as the case may be, will be required to replace the funds in the certificate account on any future distribution date to the extent that funds in the certificate account on the distribution date are less than payments required to be made to the related series of certificateholders on that date. If so specified in the related prospectus supplement, the obligation of the servicer, special servicer, trustee or other entity to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any related surety bond, will be set forth in the related prospectus supplement.

     If and to the extent so provided in the related prospectus supplement, any entity making advances will be entitled to receive interest on the advances made by that entity. Interest will be payable for the period that the advances are outstanding at the rate specified in the related prospectus supplement, and the entity making advances will be entitled to payment of interest periodically from general collections on the mortgage loans in the related trust fund prior to any payment to the related series of certificateholders or as otherwise provided in the related pooling and servicing agreement and prospectus supplement.

     The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes MBS will describe any comparable advancing obligation of a party to the related pooling and servicing agreement or of a party to the related MBS agreement.

REPORTS TO CERTIFICATEHOLDERS

     On each distribution date, together with the distribution to the holders of each class of the offered certificates of a series, the servicer, the trustee, or such other party as may be specified in the related prospectus supplement, will forward or make available to each holder a distribution date statement that, unless otherwise provided in the related prospectus supplement, will set forth, among other things, in each case to the extent applicable:

     1. the amount of distribution to holders of the class of offered certificates that was applied to reduce the certificate balance of those certificates;

     2. the amount of distribution to holders of the class of offered certificates that is allocable to Accrued Certificate Interest;

     3. the amount, if any, of distribution to holders of that class of offered certificates that is allocable to both prepayment premiums and payments on account of equity participations;

     4. the amount, if any, by which the distribution is less than the amounts to which holders of a class of offered certificates are entitled;

     5. if the related trust fund includes mortgage loans, the aggregate amount of advances included in the distribution;

     6. if the related trust fund includes mortgage loans, the amount of servicing compensation received by the related servicer, and, if payable directly out of the related trust fund, by any special servicer and any sub-servicer, and other customary information as the reporting party deems necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     7. information regarding the aggregate principal balance of the related mortgage assets on or about the distribution date;

     8. if the related trust fund includes mortgage loans, information regarding the number and aggregate principal balance of those mortgage loans that are delinquent in varying degrees, including specific identification of mortgage loans that are more than 60 days delinquent or in foreclosure;

     9. if the related trust fund includes mortgage loans, information regarding the aggregate amount of losses incurred and principal prepayments made with respect to those mortgage loans during the related period. The related period is generally equal in length to the time period between distribution dates, during which prepayments and other unscheduled collections on the mortgage loans in the related trust fund must be received in order to be distributed on a particular distribution date;

     10. the certificate balance or notional amount, as the case may be, of each class of certificates, including any class of certificates not offered hereby, at the close of business on a distribution date, separately identifying any reduction in the certificate balance or notional amount due to the allocation of any losses in respect of the related mortgage assets, any increase in the certificate balance or notional amount due to the allocation of any negative amortization in respect of the related mortgage assets and any increase in the certificate balance of a class of accrual certificates, if any, in the event that Accrued Certificate Interest has been added to the balance;

     11. if a class of offered certificates has a variable pass-through rate or an adjustable pass-through rate, the applicable pass-through rate for the distribution date and, if determinable, for the next succeeding distribution date;

     12. the amount deposited in or withdrawn from any reserve fund on the distribution date, and the amount remaining on deposit in the reserve fund as of the close of business on the distribution date;

     13. if the related trust fund includes one or more instruments of credit support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each instrument as of the close of business on the distribution date; and

     14. to the extent not otherwise reflected through the information furnished pursuant to subclauses 10 and 13 above, the amount of credit support being afforded by any classes of subordinate certificates.

     In the case of information furnished pursuant to subclauses 1-3 above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of offered certificates or per a specified portion of the minimum denomination. The prospectus supplement for each series of certificates may describe additional information to be included in reports to the holders of the offered certificates of a series.

     Within a reasonable period of time after the end of each calendar year, the servicer or trustee for a series of certificates, as the case may be, will be required to furnish or make available to you at any time during the calendar year you were a holder of an offered certificate of a series a statement containing the information set forth in subclauses 1-3 above. The information will be aggregated for that calendar year or the applicable portion of that calendar year during which the person was a certificateholder. The obligation to furnish information to a certificateholder will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Internal Revenue Code as are from time to time in force.

     For other information regarding information provided to a certificateholder, you should review the section in the prospectus titled "Description of the Certificates--Book-Entry Registration and Definitive Certificates."

     If the trust fund for a series of certificates includes MBS, the ability of the related servicer, the trustee or such other party as may be specified in the applicable prospectus supplement, as the case may be, to include in any distribution date statement information regarding the mortgage loans underlying the MBS will depend on the reports received with respect to the MBS. In those cases, the related prospectus supplement will describe the loan-specific information to be included in the distribution date Statements that will be forwarded or made available to the holders of the offered certificates of that series in connection with distributions made to them.

VOTING RIGHTS

     The voting rights evidenced by each series of certificates will be allocated among the respective classes of that series in the manner described in the related prospectus supplement.

     You will generally not have a right to vote, except with respect to required consents to some amendments to the related pooling and servicing agreement and as otherwise specified in the related prospectus supplement. For additional information, you should review the section in this prospectus titled "Description of the Pooling and Servicing Agreements--Amendment." The holders of specified amounts of certificates of a particular series will have the right to act as a group to remove the related trustee and also upon the occurrence of some events which if continuing would constitute an event of default on the part of the related servicer. For further information, you should also review the section in this prospectus titled "Description of the Pooling and Servicing Agreements--Events of Default," "--Rights upon Event of Default" and "--Resignation and Removal of the Trustee."

TERMINATION

     The obligations created by the pooling and servicing agreement for each series of certificates will terminate following:

     o the final payment or other liquidation of the last mortgage asset or the disposition of all property acquired upon foreclosure of any mortgage loan; and

     o the payment to the certificateholders of that series of all amounts required to be paid to them pursuant to that pooling and servicing agreement.

     Written notice of termination of a pooling and servicing agreement will be given to each certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the certificates of that series at the location to be specified in the notice of termination.

     If so specified in the related prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the mortgage assets in the related trust fund under the circumstances and in the manner set forth in that prospectus supplement. If so provided in the related prospectus supplement, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in that prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust fund, or of a sufficient portion of the mortgage assets to retire the related class or classes.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the prospectus supplement for a series of certificates, one or more classes of the offered certificates of that series will be offered in book-entry format through the facilities of DTC, and each class will be represented by one or more global certificates registered in the name of DTC or its nominee.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Internal Revenue Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Direct participants, which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include some other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Access to DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its participants are on file with SEC.

     Purchases of book-entry certificates under DTC system must be made by or through direct participants, which will receive a credit for the book-entry certificates on DTC's records. Your ownership interest of a book-entry certificate is in turn to be recorded on the direct and indirect participants' records. You will not receive written confirmation from DTC of your purchases, but you are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participant through which you into the transaction. Transfers of ownership interest in the book-entry certificates are to be accomplished by entries made on the books of participants acting on your behalf. Certificate owners will not receive certificates representing their ownership interests in the book-entry certificates, except in the event that use of the book-entry system for the book-entry certificates of any series is discontinued as described below.

     To facilitate subsequent transfer, all offered certificates deposited by participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of offered certificates with DTC and their registration with Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual certificate owners of the book-entry certificates; DTC's records reflect only the identity of the direct participants to whose accounts the certificates are credited, which may or may not be the certificate owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to certificate owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Distributions on the book-entry certificates will be made to DTC. DTC's practice is to credit direct participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that date. Disbursement of the distributions by participants to you will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and will be the responsibility of each participant--and not of DTC, us as the depositor, any trustee or servicer--subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, you may receive payments after the related distribution date.

     Unless otherwise provided in the related prospectus supplement, the only certificateholder, as the term is used in the related pooling and servicing agreement, will be the nominee of DTC, and you will not be recognized as certificateholders under the pooling and servicing agreement. You will be permitted to exercise your rights under the related pooling and servicing agreement only indirectly through the participants who in turn will exercise their rights through DTC. We will be informed that DTC will take action permitted to be taken by a certificateholder under a pooling and servicing agreement only at the direction of one or more participants to whose account with DTC interests in the book-entry certificates are credited.

     Because DTC can act only on behalf of participants, who in turn act on behalf of indirect participants and some of you, your ability to pledge your interest in book-entry certificates to persons or entities that do not participate in DTC system, or otherwise take actions in respect of its interest in book-entry certificates, may be limited due to the lack of a physical certificate evidencing the interest.

     Unless otherwise specified in the related prospectus supplement, certificates initially issued in book-entry form will be issued as definitive certificates to you or your nominees, rather than to DTC or its nominee, only if:

     o we advise the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those certificates and we are unable to locate a qualified successor; or

     o we, at our option, elect to terminate the book-entry system through DTC with respect to those certificates.

Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all participants of the availability through DTC of definitive certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry certificates, together with instructions for registration, the trustee for the related series or other designated party will be required to issue to the certificate owners identified in our instructions the definitive certificates to which they are entitled, and thereafter the holders of those definitive certificates will be recognized as certificateholders under the related pooling and servicing agreement.


               DESCRIPTION OF THE POOLING AND SERVICING AGREEMENTS

GENERAL

     The certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related prospectus supplement. In general, the parties to a pooling and servicing agreement will include us, the trustee, the servicer and, in some cases, a special servicer appointed as of the date of the pooling and servicing agreement. However, a pooling and servicing agreement may include a mortgage asset seller as a party, and a pooling and servicing agreement that relates to a trust fund that consists solely of MBS may not include the servicer or other servicer as a party. All parties to each pooling and servicing agreement under which certificates of a series are issued will be identified in the related prospectus supplement. If so specified in the related prospectus supplement, our affiliate, or the mortgage asset seller or its affiliate, may perform the functions of servicer or special servicer. Any party to a pooling and servicing agreement may own certificates issued under that pooling and servicing agreement. However, except with respect to required consents to some amendments to a pooling and servicing agreement, certificates that are held by the servicer or a special servicer for the related series will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each pooling and servicing agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. The following summaries describe some provisions that may appear in a pooling and servicing agreement under which certificates that evidence interests in mortgage loans will be issued. The prospectus supplement for a series of certificates will describe any provision of the related pooling and servicing agreement that materially differs from the description contained in this prospectus. If the related trust fund includes MBS, it will summarize all of the material provisions of the related pooling and servicing agreement. The summaries in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the pooling and servicing agreement for each series of certificates and the description of the provisions in the related prospectus supplement. As used in this prospectus with respect to any series, the term certificate refers to all of the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires. We will provide a copy of the pooling and servicing agreement, without exhibits, that relates to any series of certificates without charge upon written request of a holder of a certificate of that series addressed to Bear Stearns Commercial Mortgage Securities Inc., 383 Madison Avenue, New York, New York 10179,
Attention: J. Christopher Hoeffel.

ASSIGNMENT OF MORTGAGE LOANS; REPURCHASES

     At the time of issuance of any series of certificates, we will assign, or cause to be assigned, to the designated trustee the mortgage loans to be included in the related trust fund. Unless otherwise specified in the related prospectus supplement, we will assign, or cause to be assigned, all principal and interest to be received on or with respect to those mortgage loans after the cut-off date, other than principal and interest due on or before the cut-off date. The trustee will, concurrently with the assignment, deliver the certificates to or at our direction in exchange for the mortgage loans and the other assets to be included in the trust fund for the series. Each mortgage loan will be identified in a schedule appearing as an exhibit to the related pooling and servicing agreement. The schedule generally will include detailed information that pertains to each mortgage loan included in the related trust fund. The information will typically include the address of the related mortgaged property and type of the property; the mortgage rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; and the original and outstanding principal balance.

     We will deliver, or cause to be delivered, to the related trustee, or to a custodian appointed by the trustee, some loan documents with respect to each mortgage loan to be included in a trust fund. Unless otherwise specified in the related prospectus supplement, the loan documents will include the following:

     o the original mortgage note endorsed, without recourse, to the order of the trustee; and

     o the original mortgage, or a certified copy, with evidence of recording and an assignment of the mortgage to the trustee in recordable form. Unless otherwise provided in the prospectus supplement for a series of certificates, the related pooling and servicing agreement will require that we or another party to the pooling and servicing agreement promptly cause each assignment of mortgage to be recorded in the appropriate public office for real property records.

     The trustee, or a custodian appointed by the trustee, for a series of certificates will be required to review the mortgage loan documents delivered to it within a specified period of days after receipt. The trustee, or the custodian, will hold the mortgage loan documents in trust for the benefit of the certificateholders of that series. Unless otherwise specified in the related prospectus supplement, if any document is found to be missing or defective, and that omission or defect, as the case may be, materially and adversely affects the interests of the certificateholders of the related series, the trustee, or custodian, will be required to notify the servicer and us, and one of us will be required to notify the relevant mortgage asset seller. In that case, and if the mortgage asset seller cannot deliver the document or cure the defect within a specified number of days after receipt of notice, then, except as otherwise specified below or in the related prospectus supplement, the mortgage asset seller will be obligated to repurchase the related mortgage loan from the trustee at a price that will be specified in the related prospectus supplement. If so provided in the prospectus supplement for a series of certificates, a mortgage asset seller, in lieu of repurchasing a mortgage loan as to which there is missing or defective loan documentation, will have the option, exercisable upon the occurrence of conditions, and/or within a specified period, specified in the pooling and servicing agreement, after initial issuance of the series of certificates, to replace that mortgage loan with one or more other mortgage loans, in accordance with standards that will be described in the prospectus supplement. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy to holders of the certificates of any series or to the related trustee on their behalf for missing or defective loan documentation. Neither we nor, unless it is the mortgage asset seller, the servicer will be obligated to purchase or replace a mortgage loan if a mortgage asset seller defaults on its obligation to do so. Notwithstanding the foregoing, if a document has not been delivered to the related trustee, or to a custodian appointed by the trustee, because that document has been submitted for recording, and neither that document nor a certified copy, in either case with evidence of recording, can be obtained because of delays on the part of the applicable recording office, then, unless otherwise specified in the related prospectus supplement, the mortgage asset seller will not be required to repurchase or replace the affected mortgage loan on the basis of that missing document so long as it continues in good faith to attempt to obtain that document or a certified copy of that document.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the prospectus supplement for a series of certificates, we will, with respect to each mortgage loan in the related trust fund, make or assign, or cause to be made or assigned, some representations and warranties covering, by way of example:

     o the accuracy of the information set forth for the mortgage loan on the schedule of mortgage loans appearing as an exhibit to the related pooling and servicing agreement;

     o the enforceability of the related mortgage note and mortgage and the existence of title insurance insuring the lien priority of the related mortgage;

     o the warranting party's title to the mortgage loan and the authority of the warranting party to sell the mortgage loan; and

     o    the payment status of the mortgage loan.

     It is expected that in most cases the warranting party will be the mortgage asset seller. However, the warranting party may also be an affiliate of the mortgage asset seller, the servicer, a special servicer or another person acceptable to us, or us or our affiliate. The warranting party, if other than the mortgage asset seller, will be identified in the related prospectus supplement.

     Unless otherwise provided in the related prospectus supplement, each pooling and servicing agreement will provide that the servicer and/or trustee will be required to notify promptly any warranting party of any breach of any representation or warranty made by it in respect of a mortgage loan that materially and adversely affects your interests. If a warranting party cannot cure the breach within a specified period following the date on which it was notified of that breach, then, unless otherwise provided in the related prospectus supplement, it will be obligated to repurchase the related mortgage loan from the trustee at a price that will be specified in the related prospectus supplement. If so provided in the prospectus supplement for a series of certificates, a warranting party, in lieu of repurchasing a mortgage loan as to which a breach has occurred, will have the option, exercisable upon some conditions and/or within a specified period after initial issuance of a series of certificates, to replace the related mortgage loan with one or more other mortgage loans. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation will constitute the sole remedy available to you or to the related trustee on your behalf for a breach of representation and warranty by a warranting party. Neither we nor the servicer, in either case unless we or the servicer is the warranting party, will be obligated to purchase or replace a mortgage loan if a warranting party defaults on its obligation to do so.

     In some cases, representations and warranties will have been made in respect of a mortgage loan as of a date prior to the date upon which the related series of certificates is issued. Consequently, those representations and warranties may not address events that may occur following the date as of which they were made. However, we will not include any mortgage loan in the trust fund for any series of certificates if anything has come to our attention that would cause it to believe that the representations and warranties made in respect of a mortgage loan will not be accurate in all material respects as of the date of issuance. The date as of which the representations and warranties regarding the mortgage loans in any trust fund were made will be specified in the related prospectus supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

     The servicer for any trust fund, directly or through sub-servicers, will be required to make reasonable efforts to collect all scheduled payments under the mortgage loans in a trust fund. The servicer will be required to follow collection procedures as it would follow with respect to mortgage loans that are comparable to the mortgage loans in the trust fund and held for its own account, provided the procedures are consistent with:

     o the terms of the related pooling and servicing agreement and any related instrument of credit support included in the trust fund;

     o    applicable law; and

     o the servicing standard specified in the related pooling and servicing agreement and prospectus supplement.

     The servicer for any trust fund, directly or through sub-servicers, will also be required to perform as to the mortgage loans in the trust fund various other customary functions of a servicer of comparable loans. These obligations include the following:

     o maintaining escrow or impound accounts, if required under the related pooling and servicing agreement, for payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o attempting to collect delinquent payments; supervising foreclosures; negotiating modifications; conducting property inspections on a periodic or other basis;

     o managing, or overseeing the management of, mortgaged properties acquired on behalf of the trust fund through foreclosure, deed-in-lieu of foreclosure or otherwise, each of which is called an REO property; and

     o    maintaining servicing records relating to the mortgage loans.

Unless otherwise specified in the related prospectus supplement, the servicer will be responsible for filing and settling claims in respect of particular mortgage loans under any applicable instrument of credit support.

     For additional information regarding credit support, you should review the section in this prospectus titled "Description of Credit Support."

SUB-SERVICERS

     The servicer may delegate its servicing obligations in respect of the mortgage loans serviced thereby to one or more third-party servicers. However, unless otherwise specified in the related prospectus supplement, the servicer will remain obligated under the related pooling and servicing agreement. A sub-servicer for any series of certificates



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

may be our affiliate or an affiliate of the servicer. Unless otherwise provided in the related prospectus supplement, each sub-servicing agreement between the servicer and a sub-servicer will provide that, if for any reason the servicer is no longer acting in that capacity, the trustee or any successor servicer may assume the servicer's rights and obligations under the sub-servicing agreement. The servicer will be required to monitor the performance of sub-servicers retained by it and will have the right to remove a sub-servicer retained by it at any time it considers the removal of the sub-servicer to be in your best interest.

     Unless otherwise provided in the related prospectus supplement, the servicer will be solely liable for all fees owed by it to any sub-servicer, irrespective of whether the servicer's compensation pursuant to the related pooling and servicing agreement is sufficient to pay the sub-servicer's fees. Each sub-servicer will be reimbursed by the servicer that retained it for some expenditures which it makes, generally to the same extent the servicer would be reimbursed under a pooling and servicing agreement.

     For additional information regarding payment of fees and expenses to a sub-servicer, you should review the sections in this prospectus titled "--Certificate Account" and "--Servicing Compensation and Payment of Expenses."

SPECIAL SERVICERS

     To the extent so specified in the related prospectus supplement, one or more special servicers may be a party to the related pooling and servicing agreement or may be appointed by the servicer or another specified party. A special servicer for any series of certificates may be our affiliate or an affiliate of the servicer. A special servicer may be entitled to any of the rights, and subject to any of the obligations, described in this prospectus in respect of the servicer including the ability to appoint sub-servicers to the extent specified in the related prospectus supplement. The related prospectus supplement will describe the rights, obligations and compensation of any special servicer for a particular series of certificates. The servicer will be liable for the performance of a special servicer only if, and to the extent, set forth in the related prospectus supplement.

CERTIFICATE ACCOUNT

     General. The servicer, the trustee and/or a special servicer will, as to each trust fund that includes mortgage loans, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on or in respect of the mortgage loans. Those certificate accounts will be established so as to comply with the standards of each rating agency that has rated any one or more classes of certificates of the related series. A certificate account may be maintained as an interest-bearing or a non-interest-bearing account. The funds held in a certificate account may be invested pending each succeeding distribution date in United States government securities and other obligations that are acceptable to each rating agency that has rated any one or more classes of certificates of the related series. Unless otherwise provided in the related prospectus supplement, any interest or other income earned on funds in a certificate account will be paid to the related servicer, trustee or special servicer, if any, as additional compensation. A certificate account may be maintained with the related servicer, special servicer or mortgage asset seller or with a depository institution that is our affiliate or an affiliate of any of the foregoing. Any entity that maintains a certificate account must comply with applicable rating agency standards. If permitted by the applicable rating agency or Agencies and so specified in the related prospectus supplement, a certificate account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related servicer or special servicer, if any, or serviced by either on behalf of others.

     Deposits. Unless otherwise provided in the related pooling and servicing agreement and described in the related prospectus supplement, the servicer, trustee or special servicer will be required to deposit or cause to be deposited in the certificate account for each trust fund that includes mortgage loans, within a certain period following receipt, in the case of collections on or in respect of the mortgage loans, or otherwise as provided in the related pooling and servicing agreement, the following payments and collections received or made by the servicer, the trustee or any special servicer subsequent to the cut-off date, other than payments due on or before the cut-off date:

     1. all payments on account of principal, including principal prepayments, on the mortgage loans;

     2. all payments on account of interest on the mortgage loans, including any default interest collected, in each case net of any portion retained by the servicer or any special servicer as its servicing compensation or as compensation to the trustee;

     3. all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a mortgaged property or the related mortgage loan or in connection with the full or partial condemnation of a mortgaged property, other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the servicer, or, if applicable, a special servicer, and/or the terms and conditions of the related Mortgage (collectively, insurance and condemnation proceeds) and all other amounts received and retained in connection with the liquidation of defaulted mortgage loans or property acquired with respect to the liquidation, by foreclosure or otherwise (collectively, liquidation proceeds) together with the net operating income, less reasonable reserves for future expenses, derived from the operation of any mortgaged properties acquired by the trust fund through foreclosure or otherwise;

     4. any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of certificates as described under "Description of Credit Support";

     5. any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

     6. any amounts paid under any cash flow agreement, as described under "Description of the Trust Funds--MBS--Cash Flow Agreements";

     7. all proceeds of the purchase of any mortgage loan, or property acquired with respect to the liquidation, by us, any mortgage asset seller or any other specified person as described under "--Assignment of Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted mortgage loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also liquidation proceeds);

     8. any amounts paid by the servicer to cover prepayment interest shortfalls arising out of the prepayment of mortgage loans as described under "--Servicing Compensation and Payment of Expenses";

     9. to the extent that any related item does not constitute additional servicing compensation to the servicer or a special servicer, any payments on account of modification or assumption fees, late payment charges, prepayment premiums or equity participations with respect to the mortgage loans;

     10. all payments required to be deposited in the certificate account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

     11. any amount required to be deposited by the servicer or the trustee in connection with losses realized on investments for the benefit of the servicer or the trustee, as the case may be, of funds held in the certificate account; and

     12. any other amounts required to be deposited in the certificate account as provided in the related pooling and servicing agreement and described in the related prospectus supplement.

     Withdrawals. Unless otherwise provided in the related pooling and servicing agreement and described in the related prospectus supplement, the servicer, trustee or special servicer may make withdrawals from the certificate account for each trust fund that includes mortgage loans for any of the following purposes:

     1.   to make distributions to you on each distribution date;



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

     2. to pay the servicer, the trustee or a special servicer any servicing fees not previously retained thereby, the payment to be made out of payments on the particular mortgage loans as to which the fees were earned;

     3. to reimburse the servicer, a special servicer, the trustee or any other specified person for any unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", the reimbursement to be made out of amounts received that were identified and applied by the servicer or a special servicer, as applicable, as late collections of interest on and principal of the particular mortgage loans with respect to which the advances were made or out of amounts drawn under any instrument of credit support with respect to those mortgage loans;

     4. to reimburse the servicer, the trustee or a special servicer for unpaid servicing fees earned by it and unreimbursed servicing expenses incurred by it with respect to mortgage loans in the trust fund and properties acquired in respect thereof, the reimbursement to be made out of amounts that represent liquidation proceeds and insurance and condemnation proceeds collected on the particular mortgage loans and properties, and net income collected on the particular properties, with respect to which their fees were earned or their expenses were incurred or out of amounts drawn under any instrument of credit support with respect to the mortgage loans and properties;

     5. to reimburse the servicer, a special servicer, the trustee or other specified person for any advances described in clause (3) above made by it and/or any servicing expenses referred to in clause (4) above incurred by it that, in the good faith judgment of the servicer, special servicer, trustee or other specified person, as applicable, will not be recoverable from the amounts described in clauses (3) and
          (4), respectively, the reimbursement to be made from amounts collected on other mortgage loans in the same trust fund or, if and to the extent so provided by the related pooling and servicing agreement and described in the related prospectus supplement, only from that portion of amounts collected on the other mortgage loans that is otherwise distributable on one or more classes of subordinate certificates of the related series;

     6. if and to the extent described in the related prospectus supplement, to pay the servicer, a special servicer, the trustee or any other specified person interest accrued on the advances described in clause
          (3) above made by it and the servicing expenses described in clause
          (4) above incurred by it while the advances remain outstanding and unreimbursed;

     7. to pay for costs and expenses incurred by the trust fund for environmental site assessments performed with respect to mortgaged properties that constitute security for defaulted mortgage loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on the mortgaged properties, as described under "--Realization Upon Defaulted Mortgage Loans";

     8. to reimburse the servicer, the special servicer, the depositor, or any of their respective directors, officers, employees and agents, as the case may be, for some expenses, costs and liabilities incurred thereby, as and to the extent described under "--Some Matters Regarding the Servicer and the Depositor";

     9. if and to the extent described in the related prospectus supplement, to pay the fees of trustee;

     10. to reimburse the trustee or any of its directors, officers, employees and agents, as the case may be, for some expenses, costs and liabilities incurred thereby, as and to the extent described under "--Regarding the Fees, Indemnities and Powers of the Trustee";

     11. if and to the extent described in the related prospectus supplement, to pay the fees of any provider of credit support;

     12. if and to the extent described in the related prospectus supplement, to reimburse prior draws on any instrument of credit support;

     13. to pay the servicer, a special servicer or the trustee, as appropriate, interest and investment income earned in respect of amounts held in the certificate account as additional compensation;



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

     14. to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any mortgaged property acquired by the trust fund by foreclosure or otherwise;

     15. if one or more elections have been made to treat the trust fund or its designated portions as a REMIC, to pay any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC
          Certificates--Taxes That May Be Imposed on the REMIC Pool";

     16. to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted mortgage loan or a property acquired with respect to a defaulted mortgage loan in connection with the liquidation of the mortgage loan or property;

     17. to pay for the cost of various opinions of counsel obtained pursuant to the related pooling and servicing agreement for the benefit of certificateholders;

     18. to make any other withdrawals permitted by the related pooling and servicing agreement and described in the related prospectus supplement; and

     19. to clear and terminate the certificate account upon the termination of the trust fund.

MODIFICATIONS, WAIVERS AND AMENDMENTS OF MORTGAGE LOANS

     The servicer may agree to modify, waive or amend any term of any mortgage loan serviced by it in a manner consistent with the applicable servicing standard set forth in the related pooling and servicing agreement. However, unless otherwise set forth in the related prospectus supplement, the modification, waiver or amendment will not do the following:

     o affect the amount or timing of any scheduled payments of principal or interest on the mortgage loan;

     o in the judgment of the servicer, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on that mortgage loan; and

     o adversely affect the coverage under any applicable instrument of credit support.

     Unless otherwise provided in the related prospectus supplement, the servicer also may agree to any other modification, waiver or amendment if, in its judgment,

     o a material default on the mortgage loan has occurred or a payment default is imminent;

     o the modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the mortgage loan, taking into account the time value of money, than would liquidation; and

     o the modification, waiver or amendment will not adversely affect the coverage under any applicable instrument of credit support.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     A borrower's failure to make required mortgage loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and insurance premiums and to otherwise maintain the related mortgaged property. In general, the special servicer for a series of certificates will be required to monitor any mortgage loan in the related trust fund that is in default, contact the borrower concerning the default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related mortgaged property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related mortgaged property and take the other



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actions as are consistent with the servicing standard set forth in the pooling and servicing agreement. A significant period of time may elapse before the special servicer is able to assess the success of any related corrective action or the need for additional initiatives.

     The time within which the special servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose, or accept a deed to a mortgaged property in lieu of foreclosure on your behalf may vary considerably depending on the particular mortgage loan, the mortgaged property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the mortgaged property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the related mortgage loan or to foreclose on the related mortgaged property for a considerable period of time, and the mortgage loan may be restructured in the resulting bankruptcy proceedings. For additional information regarding the restructuring of a mortgage loan, you should review the Section in this prospectus titled "Legal Aspects of Mortgage Loans".

     A pooling and servicing agreement may grant to the servicer, a special servicer, a provider of credit support and/or the holder or holders of one or more classes of the related series of certificates a right of first refusal to purchase from the trust fund, at a predetermined purchase price any mortgage loan as to which a specified number of scheduled payments are delinquent. If the predetermined purchase price is insufficient to fully fund the entitlements of certificateholders to principal and interest, it will be so specified in the related prospectus supplement. In addition, unless otherwise specified in the related prospectus supplement, the special servicer may offer to sell any defaulted mortgage loan if and when the special servicer determines, consistent with the applicable servicing standard, that such a sale would produce a greater recovery, taking into account the time value of money, than would liquidation of the related mortgaged property. Unless otherwise provided in the related prospectus supplement, the related pooling and servicing agreement will require that the special servicer accept the highest cash bid received from any person, including itself, us or any affiliate of either of us or any certificateholder, that constitutes a fair price for the defaulted mortgage loan. In the absence of any bid determined in accordance with the related pooling and servicing agreement to be fair, the special servicer will generally be required to proceed against the related mortgaged property, subject to the discussion below.

     If a default on a mortgage loan has occurred or, in the special servicer's judgment, a payment default is imminent, the special servicer, on behalf of the trustee, may at any time do the following so long as it is consistent with the servicing standard:

     o    institute foreclosure proceedings;

     o    exercise any power of sale contained in the related Mortgage;

     o    obtain a deed in lieu of foreclosure; or

     o    otherwise acquire title to the related mortgaged property.

     Unless otherwise specified in the related prospectus supplement, the special servicer may not, however, acquire title to any mortgaged property, have a receiver of rents appointed with respect to any mortgaged property or take any other action with respect to any mortgaged property that would cause the trustee, for the benefit of the related series of certificateholders, or any other specified person to be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or an operator of the mortgaged property within the meaning of some federal environmental laws. The special servicer may do so only if the special servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust fund, that:

     o either the mortgaged property is in compliance with applicable environmental laws and regulations or, if not, that taking the actions as are necessary to bring the mortgaged property into compliance therewith is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking the actions; and



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     o    there are no circumstances or conditions present at the mortgaged property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if the circumstances or conditions are present for which any related action could be required, taking the actions with respect to the mortgaged property is reasonably likely to produce a greater recovery, taking into account the time value of money, than not taking the actions.

     For additional information regarding environmental risks associated with mortgage loans, you should review the section in this prospectus titled "Legal Aspects of Mortgage Loans--Environmental Risks".

     Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which one or more REMIC elections have been made, the special servicer, on behalf of the trust fund, will be required to sell the mortgaged property prior to the close of the third calendar year following the year of acquisition, unless one of the following events occurs:

     o the Internal Revenue Service grants an extension of time to sell the property or

     o the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund for longer than the period described above will not result in the imposition of a tax on the trust fund or cause the trust fund or any of its designated portions to fail to qualify as a REMIC under the Internal Revenue Code at any time that any certificate is outstanding.

     Subject to the foregoing, the special servicer will generally be required to solicit bids for any mortgaged property so acquired in such a manner as will be reasonably likely to realize a fair price for the property. The special servicer will be required to assure that the mortgaged property is administered so that it constitutes "foreclosure property" within the meaning of Section 860G(a)(8) of the Internal Revenue Code at all times. If the trust fund acquires title to any mortgaged property, the special servicer, on behalf of the trust fund, may be required to retain an independent contractor to manage and operate that property. The retention of an independent contractor, however, will not relieve the special servicer of its obligation to manage that mortgaged property in a manner consistent with the servicing standard set forth in the related pooling and servicing agreement.

     In general, the special servicer will be obligated to operate and manage any mortgaged property acquired as REO property in a manner consistent with the servicing standard. After the special servicer reviews the operation of that property and consults with the trustee to determine the trustee's federal income tax reporting position with respect to the income it is anticipated that the trust fund would derive from that property, the special servicer could determine, particularly in the case of REO properties that are operating businesses, such as hotels, that it would not be consistent with the servicing standard, to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property" within the meaning of Section 857(b)(4)(B) of the Internal Revenue Code (an "REO Tax"). To the extent that income the trust fund receives from an REO property is subject to an REO Tax, such income would be subject to federal tax at the highest marginal corporate tax rate, which is currently 35%. The determination as to whether income from an REO property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO property. Any REO Tax imposed on the trust fund's income from an REO property would reduce the amount available for distribution to certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. For additional information you should review the section in this prospectus titled "Material Federal Income Tax Consequences."

     The limitations imposed by the related pooling and servicing agreement and, if applicable, the REMIC provisions of the Internal Revenue Code on the operations and ownership of any mortgaged property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. For additional information you should review the section in this prospectus titled "Legal Aspects of Mortgage
Loans--Foreclosure."



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

     If recovery on a defaulted mortgage loan under any related instrument of credit support is not available, the special servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted mortgage loan.

     If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus interest accrued on that mortgage loan and the aggregate amount of reimbursable expenses incurred by the special servicer in connection with that mortgage loan, the trust fund will realize a loss in the amount of the shortfall. The special servicer will be entitled to reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the distribution of liquidation proceeds to you. The reimbursement amount will represent unpaid servicing compensation in respect of the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan.

     If any mortgaged property suffers damage such that the proceeds, if any, of the related hazard insurance policy are insufficient to restore fully the damaged property, the special servicer will not be required to expend its own funds to effect the restoration unless, and to the extent not otherwise provided in the related prospectus supplement, it determines:

     o that the restoration will increase the proceeds to certificateholders on liquidation of the mortgage loan after reimbursement of the special servicer for its expenses; and

     o that the expenses will be recoverable by it from related insurance and condemnation proceeds or liquidation proceeds.

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement will require the servicer to cause each mortgage loan borrower to maintain a hazard insurance policy that provides for the coverage as is required under the related mortgage. Alternatively, if the mortgage permits the holder to dictate to the borrower the insurance coverage to be maintained on the related mortgaged property, the hazard insurance policy coverage should be consistent with the requirements of the servicing standard. Unless otherwise specified in the related prospectus supplement, the hazard insurance policy coverage generally will be in an amount equal to the lesser of the principal balance owing on the mortgage loan and the replacement cost of the related mortgaged property. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may depend upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by the servicer under any policy will be deposited in the related certificate account. Amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures and/or to the terms and conditions of the related mortgage and mortgage note will be otherwise distributed. The pooling and servicing agreement may provide that the servicer may satisfy its obligation to cause each borrower to maintain a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the mortgage loans in a trust fund. If a blanket policy contains a deductible clause, the servicer will be required, in the event of a casualty covered by that blanket policy, to deposit in the related certificate account all sums that would have been deposited in that certificate account but for the deductible clause.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies covering the mortgaged properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions. Nevertheless, most of the policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and some other kinds of risks. Accordingly, a mortgaged property may not be insured for



                                       53
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losses arising from any such cause unless the related mortgage specifically requires, or permits its holder to require, that type of coverage.

     The hazard insurance policies covering the mortgaged properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of:

     o    the replacement cost of the improvements less physical depreciation;
          and

     o the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the mortgage loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged property made without the lender's consent. Some of the mortgage loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the mortgage loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the servicer will determine whether to exercise any right the trustee may have under any related provision in a manner consistent with the servicing standard set forth in the related pooling and servicing agreement. Unless otherwise specified in the related prospectus supplement, the servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a mortgaged property.

     For additional information regarding due-on-sale and due-on-encumbrance clauses relating to mortgage loans, you should review the section in this prospectus titled "Legal Aspects of Mortgage Loans--Due-on-Sale and Due-on-Encumbrance".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Unless otherwise specified in the related prospectus supplement, the servicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a specified portion of the interest payments on each mortgage loan in the related trust fund. Any special servicer's compensation with respect to a series of certificates will come from payments or other collections on or with respect to specially serviced mortgage loans and REO properties. Because compensation is generally based on a percentage of the principal balance of each mortgage loan outstanding from time to time, it will decrease in accordance with the amortization of the mortgage loans. The prospectus supplement with respect to a series of certificates may provide that, as additional compensation, the servicer may retain all or a portion of late payment charges, prepayment premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the certificate account. Any sub-servicer will receive a portion of the servicer's compensation as its sub-servicing compensation.

     In addition to amounts payable to any sub-servicer, the servicer may be required, to the extent provided in the related prospectus supplement, to pay from amounts that represent its servicing compensation some expenses incurred in connection with the administration of the related trust fund. Those expenses may include, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to certificateholders. Some other expenses, including some expenses related to mortgage loan defaults and liquidations and, to the extent so provided in the related prospectus supplement, interest on those expenses at the rate specified in the related prospectus supplement, and the fees of any special servicer, may be required to be borne by the trust fund.

     If and to the extent provided in the related prospectus supplement, the servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to prepayment interest


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

shortfalls. For further information regarding prepayment interest shortfalls, you should review the section in the prospectus titled "Yield and Maturity Considerations--Shortfalls in Collections of Interest as a Result of Prepayments of Mortgage Loans".

EVIDENCE AS TO COMPLIANCE

     Unless otherwise provided in the related prospectus supplement, each pooling and servicing agreement will require, on or before a specified date in each year, the servicer to cause a firm of independent public accountants to furnish to the trustee a statement. The statement should provide that, on the basis of the examination by that firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the servicer of mortgage loans under pooling and servicing agreements substantially similar to each other, which may include the pooling and servicing agreement, was conducted through the preceding calendar year or other specified twelve-month period in compliance with the terms of those agreements except for any significant exceptions or errors in records that, in the opinion of the firm, neither the Audit Program for Mortgages serviced for FHLMC, nor paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, requires it to report.

     Each pooling and servicing agreement will also require, on or before a specified date in each year, the servicer to furnish to the trustee a statement signed by one or more officers of the servicer to the effect that the servicer has fulfilled its material obligations under the applicable pooling and servicing agreement throughout the preceding calendar year or other specified twelve-month period.

SOME MATTERS REGARDING THE SERVICER AND THE DEPOSITOR

     The entity serving as servicer under a pooling and servicing agreement may be our affiliate and may have other normal business relationships with us or our affiliates. Unless otherwise specified in the prospectus supplement for a series of certificates, the related pooling and servicing agreement will permit the servicer to resign from its obligations only upon the following conditions:

     o the appointment of, and the acceptance of the appointment by, a successor to it and receipt by the trustee of written confirmation from each applicable rating agency that the resignation and appointment will not have an adverse effect on the rating assigned by the rating agency to any class of certificates of the series; or

     o a determination that the servicer's obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it.

     No resignation by the servicer will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the pooling and servicing agreement. Unless otherwise specified in the related prospectus supplement, the servicer for each trust fund will be required to maintain a fidelity bond and errors and omissions policy or their equivalent that provides coverage against losses that may be sustained as a result of an officer's or employee's misappropriation of funds or errors and omissions, subject to some limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions permitted by the related pooling and servicing agreement.

     Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement will further provide that none of the servicer, any special servicer, the depositor or any director, officer, employee or agent of any of them will be under any liability to the related trust fund or certificateholders for any action taken, or not taken, in good faith pursuant to the pooling and servicing agreement or for errors in judgment. However, none of the servicer, us or any other person will be protected against any of the following:

     o breach of a representation, warranty or covenant made in the pooling and servicing agreement;

     o any expense or liability that that person is specifically required to bear pursuant to the terms of the pooling and servicing agreement; and



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

     o any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties or by reason of reckless disregard of the obligations and duties.

     Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement will further provide that the servicer, the depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related trust fund against any loss, liability or expense incurred in connection with any legal action that relates to the pooling and servicing agreement or the related series of certificates. However, indemnification will not extend to any loss, liability or expense:

     o that the person is specifically required to bear pursuant to the terms of the agreement, or is incidental to the performance of obligations and duties thereunder and is not otherwise reimbursable pursuant to the pooling and servicing agreement;

     o those that are incurred in connection with any breach of a representation, warranty or covenant made in the pooling and servicing agreement;

     o that are incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the pooling and servicing agreement, or by reason of reckless disregard of the obligations or duties; or

     o that are incurred in connection with any violation of any state or federal securities law.

     In addition, each pooling and servicing agreement will provide that neither the servicer nor the depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the pooling and servicing agreement and that in its opinion may involve it in any expense or liability. However, each of the servicer and the depositor will be permitted, in the exercise of its discretion, to undertake any action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the pooling and servicing agreement and the interests of the related series of certificateholders. In that event, the legal expenses and costs of the action, and any liability resulting therefrom, will be expenses, costs and liabilities of the related series of certificateholders, and the servicer or the depositor, as the case may be, will be entitled to charge the related certificate account for those expenses, costs and liabilities.

     Any person into which the servicer or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the servicer or the depositor is a party, or any person succeeding to the business of the servicer or the depositor, will be the successor of the servicer or the depositor, as the case may be, under the related pooling and servicing agreement.

EVENTS OF DEFAULT

     Unless otherwise provided in the prospectus supplement for a series of certificates, events of default under the related pooling and servicing agreement will include the following:

     o any failure by the servicer to distribute or cause to be distributed to the certificateholders of that series, or to remit to the trustee for distribution to those certificateholders, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by certificateholders entitled to not less than 25%, or the other percentage specified in the related prospectus supplement, of the voting rights for that series;

     o any failure by the servicer duly to observe or perform in any material respect any of its other covenants or obligations under the related pooling and servicing agreement, which failure continues unremedied for sixty days after written notice of the failure has been given to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by certificateholders entitled to not less than 25%, or the other percentage specified in the related prospectus supplement, of the voting rights for that series; and



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

     o some events of insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings in respect of or relating to the servicer and some actions by or on behalf of the servicer indicating its insolvency or inability to pay its obligations.

     Material variations to the foregoing events of default, other than to add to it or shorten cure periods or eliminate notice requirements, will be specified in the related prospectus supplement.

RIGHTS UPON EVENT OF DEFAULT

     If an Event of Default occurs with respect to the servicer under a pooling and servicing agreement and remains unremedied, the depositor or the trustee will be authorized, and at the direction of certificateholders of the related series entitled to not less than 51%, or the other percentage specified in the related prospectus supplement, of the voting rights for the series, the trustee will be required, to terminate all of the rights and obligations of the servicer under the pooling and servicing agreement. Upon termination of the servicer's rights and obligations, the trustee will succeed to all of the responsibilities, duties and liabilities of the servicer under the pooling and servicing agreement and will be entitled to similar compensation arrangements. However, if the servicer is required to make advances under the pooling and servicing agreement regarding delinquent mortgage loans, but the trustee is prohibited by law from obligating itself to do so, or if the related prospectus supplement so specifies, the trustee will not be obligated to make the advances. Unless otherwise specified in the related prospectus supplement, if the trustee is unwilling or unable so to act, it may, or, at the written request of certificateholders of the related series entitled to not less than 51%, or the other percentage specified in the related prospectus supplement, of the voting rights for the series, it will be required to, appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that, unless otherwise provided in the related prospectus supplement, is acceptable to each applicable rating agency to act as successor to the servicer under the pooling and servicing agreement. Pending appointment of a successor, the trustee will be obligated to continue to act in that capacity.

     You will not have the right under any pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement. You may do so only if the following conditions have been met:

     o you previously have given to the trustee written notice of default and other certificateholders of the same series entitled to not less than 25%, or the other percentage specified in the related prospectus supplement, of the voting rights for the series shall have made written request upon the trustee to institute the proceeding in its own name as trustee;

     o    you shall have offered to the trustee reasonable indemnity; and

     o the trustee for sixty days, or the other period specified in the related prospectus supplement, shall have neglected or refused to institute any related proceeding.

     The trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by the related pooling and servicing agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation to it at the request, order or direction of any of the holders of certificates of the related series, unless the certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

     Each pooling and servicing agreement may be amended by the respective parties to it, without your consent, to do the following:

     o    to cure any ambiguity;

     o to correct a defective provision therein or to correct, modify or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement;



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

     o to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement that are not inconsistent with its provisions;

     o    to comply with any requirements imposed by the Internal Revenue Code;
          or

     o for any other purpose; provided that the amendment, other than an amendment for the specific purpose referred to in clause 4 above, may not, as evidenced by an opinion of counsel to the effect satisfactory to the trustee, adversely affect in any material respect your interests; and provided further that the amendment, other than an amendment for one of the specific purposes referred to in clauses 1 through 4 above, must be acceptable to each applicable rating agency.

     Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement may also be amended by the respective parties to the pooling and servicing agreement, with the consent of the holders of the related series of certificates entitled to not less than 51%, or another percentage specified in the related prospectus supplement, of the voting rights for that series allocated to the affected classes, for any purpose. However, unless otherwise specified in the related prospectus supplement, no amendment may:

     o reduce in any manner the amount of, or delay the timing of, payments received or advanced on mortgage loans that are required to be distributed in respect of any Certificate without the consent of the holder of that certificate;

     o adversely affect in any material respect the interests of the holders of any class of certificates, in a manner other than as described in the immediately preceding clause, without the consent of the holders of all certificates of that class; or

     o modify the provisions of the pooling and servicing agreement described in this paragraph without the consent of the holders of all certificates of the related series.

     However, unless otherwise specified in the related prospectus supplement, the trustee will be prohibited from consenting to any amendment of a pooling and servicing agreement pursuant to which one or more REMIC elections are to be or have been made unless the trustee shall first have received an opinion of counsel to the effect that the amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund, or any of its designated portions, to fail to qualify as a REMIC at any time that the related certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

     Unless otherwise specified in the related prospectus supplement, upon written request of three or more certificateholders of record made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related pooling and servicing agreement, the trustee or other specified person will afford the certificateholders access during normal business hours to the most recent list of certificateholders of that series held by the person. If the list is of a date more than 90 days prior to the date of receipt of the certificateholders' request, then the person, if not the registrar for that series of certificates, will be required to request from the registrar a current list and to afford the requesting certificateholders access to it promptly upon receipt.

THE TRUSTEE

     The trustee under each pooling and servicing agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company that serves as trustee may have typical banking relationships with us or our affiliates and with any servicer or special servicer and its affiliates. If and to the extent specified under the related pooling and servicing agreement, some functions of the trustee may be performed by a fiscal agent under some circumstances.



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

DUTIES OF THE TRUSTEE

     The trustee for each series of certificates will make no representation as to the validity or sufficiency of the related pooling and servicing agreement, the certificates or any underlying mortgage loan or related document. The trustee will not be accountable for the use or application by or on behalf of the servicer for that series of any funds paid to the servicer or any special servicer in respect of the certificates or the underlying mortgage loans, or any funds deposited into or withdrawn from the certificate account or any other account for that series by or on behalf of the servicer or any special servicer. If no event of default has occurred and is continuing, the trustee for each series of certificates will be required to perform only those duties specifically required under the related pooling and servicing agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the related pooling and servicing agreement, a trustee will be required to examine those documents and to determine whether they conform to the requirements of the pooling and servicing agreement.

REGARDING THE FEES, INDEMNITIES AND POWERS OF THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the related servicer or other specified person or may be required to be borne by the related trust fund.

     Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to indemnification, from amounts held in the certificate account for that series. The trustee may be indemnified for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the related pooling and servicing agreement. However, the indemnification will not extend to any loss, liability or expense that:

     o constitutes a specific liability imposed on the trustee pursuant to the related pooling and servicing agreement,

     o constitutes loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties or by reason of its reckless disregard of its obligations or duties; or

     o may arise from a breach of any representation, warranty or covenant of the trustee made in the pooling and servicing agreement.

     Unless otherwise specified in the related prospectus supplement, the trustee for each series of certificates will be entitled to execute any of its trusts or powers under the related pooling and servicing agreement or perform any of its duties either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any other agent or attorney appointed by it with due care.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     A trustee will be permitted at any time to resign from its obligations and duties under the related pooling and servicing agreement by giving written notice to us. Upon receiving a notice of resignation, we, or any other person as may be specified in the related prospectus supplement, will be required to use our best efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of the notice of resignation, the resigning trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     If at any time a trustee ceases to be eligible to continue as the trustee under the related pooling and servicing agreement, or if at any time the trustee becomes incapable of acting, or if some events of, or proceedings in respect of, bankruptcy or insolvency occur with respect to the trustee, we will be authorized to remove the trustee and appoint a successor trustee. In addition, holders of the certificates of any series entitled to at least 51%, or the other percentage specified in the related prospectus supplement, of the voting rights for the series may at any time, with cause, or if so specified in the related prospectus supplement, without cause, remove the trustee under the related pooling and servicing agreement and appoint a successor trustee.

     Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.


                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the certificates of any series, or with respect to the related mortgage loans or mortgage backed securities backing the certificates. Credit support may be in the form of letters of credit, overcollateralization, the subordination of one or more classes of certificates, insurance policies, surety bonds, guarantees or reserve funds, or any combination of the foregoing. If so provided in the related prospectus supplement, any instrument of credit support may provide credit enhancement for more than one series of certificates to the extent described in that instrument.

     Unless otherwise provided in the related prospectus supplement for a series of certificates, the credit support will not provide protection against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under the related pooling and servicing agreement. If losses or shortfalls occur that exceed the amount covered by the related credit support or that are not covered by the credit support, you will bear the share of deficiencies allocable to your certificates. Moreover, if an instrument of credit support covers more than one series of certificates, holders of certificates of one series will be subject to the risk that that credit support will be exhausted by the claims of the holders of certificates of one or more other series before they receive their intended share of the credit support coverage.

     If credit support is provided with respect to one or more classes of certificates of a series, or with respect to the related mortgage loans or mortgage backed securities backing the certificates, the related prospectus supplement will include a description of the following:

     o    the nature and amount of coverage under the credit support;

     o any conditions to payment thereunder not otherwise described in this prospectus;

     o the conditions, if any, under which the amount of coverage under the credit support may be reduced and under which the credit support may be terminated or replaced; and

     o    the material provisions relating to the credit support.

Additionally, the related prospectus supplement will set forth some information with respect to the obligor under any instrument of credit support, including the following:

     o    a brief description of its principal business activities;

     o its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business;

     o if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business; and

     o its total assets, and its stockholders' equity or policyholders' surplus, if applicable, as of a date that will be specified in the prospectus supplement.



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

SUBORDINATE CERTIFICATES

     If so specified in the related prospectus supplement, one or more classes of certificates of a series may be subordinate certificates. To the extent specified in the related prospectus supplement, the rights of the holders of subordinate certificates to receive distributions from the certificate account on any distribution date will be subordinated to the corresponding rights of the holders of senior certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of, or may be limited to, some types of losses or shortfalls. The related prospectus supplement will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which the subordination will be available.

CROSS-SUPPORT PROVISIONS

     If the mortgage loans or mortgage backed securities in any trust fund are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that distributions be made on senior certificates evidencing interests in one group of mortgage loans or mortgage backed securities prior to distributions on subordinate certificates evidencing interests in a different group of mortgage loans or mortgage backed securities within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying the provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     If so provided in the prospectus supplement for a series of certificates, mortgage loans included in the related trust fund will be covered for some default risks by insurance policies or guarantees. To the extent deemed by us to be material, a copy of each instrument will accompany the Current Report on Form 8-K to be filed with the SEC within 15 days of issuance of the certificates of the related series.

LETTER OF CREDIT

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on those certificates or some classes of those certificates will be covered by one or more letters of credit, issued by a bank or financial institution specified in the prospectus supplement. Under a letter of credit, the issuing bank will be obligated to honor draws in an aggregate fixed dollar amount, net of unreimbursed payments, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage assets on the related cut-off date or of the initial aggregate certificate balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws only in the event of some types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related prospectus supplement. The obligations of the issuing bank under the letter of credit for each series of certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the trust fund. A copy of any related letter of credit will accompany the Current Report on Form 8-K to be filed with the SEC within 15 days of issuance of the certificates of the related series.

CERTIFICATE INSURANCE AND SURETY BONDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on those certificates or some classes of those certificates will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. The instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. The related prospectus supplement will describe any limitations on the draws that may be made under any insurance policies and/or surety bonds. A copy of any insurance policy or surety bond will accompany the Current Report on Form 8-K to be filed with the SEC within 15 days of issuance of the certificates of the related series.



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

RESERVE FUNDS

     If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or some classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds. Cash, a letter of credit, permitted investments, a demand note or a combination of the following will be deposited into the reserve funds, in the amounts specified in the prospectus supplement. If so specified in the related prospectus supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related mortgage assets.

     Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If so specified in the related prospectus supplement, reserve funds may be established to provide protection only against some types of losses and shortfalls. Following each distribution date, amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

     If so specified in the related prospectus supplement, amounts deposited in any reserve fund will be invested in permitted investments. Unless otherwise specified in the related prospectus supplement, any reinvestment income or other gain from the investments will be credited to the related reserve fund for the series, and any loss resulting from the investments will be charged to that reserve fund. However, any reinvestment income or gain from investments may be payable to any related servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the trust fund unless otherwise specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MBS

     If so provided in the prospectus supplement for a series of certificates, any MBS included in the related trust fund and/or the related underlying mortgage loans may be covered by one or more of the types of credit support described in this prospectus. The related prospectus supplement will specify, as to each credit support instrument, the information indicated above, to the extent the information is material and available.


                         LEGAL ASPECTS OF MORTGAGE LOANS

     The following discussion contains general summaries of some legal aspects of loans secured by commercial and multifamily residential properties. Because the legal aspects are governed by applicable state law, which laws may differ substantially, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the mortgage loans, or mortgage loans underlying any MBS, is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states.

     For additional information regarding legal aspects of mortgage loans, you should review the section in this prospectus titled "Description of the Trust Funds--Mortgage Loans". For purposes of the following discussion, the term mortgage loan includes a mortgage loan underlying an MBS.

GENERAL

     Each mortgage loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as mortgages. A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and,


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generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage: a mortgagor, the borrower and usually the owner of the subject property, and a mortgagee, the lender. In contrast, a deed of trust is a three-party instrument, among a trustor, the equivalent of a borrower, a trustee to whom the real property is conveyed, and a beneficiary, the lender, for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. The grantor, the borrower, conveys title to the real property to the grantee, the lender, generally with a power of sale, until the time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower executes a separate undertaking to make payments on the related note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, some federal laws, including, without limitation, the Servicemembers Civil Relief Act, as amended, and, in some deed of trust transactions, the directions of the beneficiary.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while, unless rents are to be paid directly to the lender, retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room revenues are considered accounts receivable under the UCC; in cases where hotels or motels constitute loan security, the revenues are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the revenues and must file continuation statements, generally every five years, to maintain perfection of its security interest. Even if the lender's security interest in room revenues is perfected under the UCC, it may be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room revenues following a default.

     For additional information regarding foreclosure action with respect to revenue from income-producing properties, you should also review the section in the prospectus titled "--Bankruptcy Laws".

PERSONAL PROPERTY

     In the case of some types of mortgaged properties, such as hotels, motels and nursing homes, personal property, to the extent owned by the borrower and not previously pledged, may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest therein, and must file continuation statements, generally every five years, to maintain that perfection.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its



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obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary from State to State. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires several years to complete. Moreover, as discussed below, even a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the borrower was insolvent and within a specified period prior to the borrower's filing for bankruptcy protection.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Public sales of mortgaged property are made in accordance with procedures that vary from state to state.

     Equitable Limitations on Enforceability of Some Provisions. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on the principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for that of the lenders and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or an impermissible further encumbrance of the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

     Non-Judicial Foreclosure/Power of Sale. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to the sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The borrower or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.



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     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of that property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. Potential buyers may be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company and other decisions that have followed its reasoning. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under the federal Bankruptcy Code and, therefore, could be rescinded in favor of the bankrupt's estate, if:

     o    the foreclosure sale was held while the debtor was insolvent; and

     o the price paid for the foreclosed property did not represent (reasonably equivalent value).

     Although the reasoning and result of Durrett in respect of the Bankruptcy Code was rejected by the United States Supreme Court decision of BFP v. Resolution Trust Corporation in 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law which has provisions similar to those construed in Durrett.

     Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make any repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels or nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run the operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's, including franchisors', perception of the quality of the operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the amount of the mortgage against the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at some types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     For additional information regarding environmental costs associated with a mortgaged property, you should review the section in this prospectus titled "--Environmental Risks".

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     The proceeds received by the referee or trustee from a foreclosure sale are generally applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the borrower is in default. Any additional proceeds are generally payable to the borrower. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by the holders.



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     Rights of Redemption. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their equity of redemption. The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Anti-Deficiency Legislation. Some or all of the mortgage loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting that security. However, in some of those states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale.

LEASEHOLD RISKS

     Mortgage loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened under some circumstances such as the following:

     o if the ground lease requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them;

     o if the ground lease permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale; and

     o if the ground lease contains some other protective provisions typically included in a mortgageable ground lease.



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     The ground leases that secure the mortgage loans at issue may not contain some of these protective provisions, and the related mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the following:

     o the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the borrower under the ground lease;

     o the right of the leasehold mortgagee to cure the defaults, with adequate cure periods;

     o if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise;

     o the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and

     o the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination of the ground lease.

     In addition to the foregoing protections, a leasehold mortgage may prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease in the lessor's bankruptcy case, although this provision may not be enforceable. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject the lease in a ground lessee bankruptcy case, such a provision may not be enforceable. Without the protections described in this and the foregoing paragraph, a leasehold mortgagee may be more likely to lose the collateral securing its leasehold mortgage. In addition, the terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although some rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation proceeds will ordinarily be governed by the provisions of the ground lease, unless otherwise agreed to by the ground lessee and leasehold mortgagee.

COOPERATIVE SHARES

     Mortgage loans may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases appurtenant to those shares, allocable to cooperative dwelling units that may be vacant or occupied by non-owner tenants. The loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Such a loan typically is subordinate to the mortgage, if any, on the cooperative's building which, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative are subject to various regulations as well as to restrictions under the governing documents of the cooperative, and the shares may be cancelled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, the lender with an opportunity to cure a default under a proprietary lease.

     Under the laws applicable in many states, foreclosure on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative to receive sums due under the proprietary leases. If, following payment to the lender, there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder may be responsible for the deficiency.



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     For additional information regarding payment of deficiencies, you should review the sections in this prospectus titled "--Anti-Deficiency Legislation."

BANKRUPTCY LAWS

     Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a secured lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences caused by an automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the Bankruptcy Code, provided some substantive and procedural safeguards protective of the lender are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified. For example, the outstanding amount of the secured loan may be reduced to the then-current value of the property, thus leaving the lender a general unsecured creditor for the difference between the value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, a reduction in the rate of interest and/or an alteration of the repayment schedule and an extension (or shortening) of the term to maturity. The lien of the lender may be transferred to other collateral or collateral may be released from the lien of the lender. The priority of a mortgage loan may also be subordinated to bankruptcy court-approved financing. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     The bankruptcy court can also reinstate accelerated indebtedness and also, in effect, invalidate due-on-sale clauses. A trustee for a lessor, or a lessor as debtor-in-possession, may, despite the provisions of the related mortgage loan to the contrary, sell the mortgaged property free and clear of all liens, which liens would then attach to the proceeds of the sale.

     The Bankruptcy Code provides that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition rents and hotel revenues, unless a bankruptcy court orders to the contrary based on the equities of the case. Thus, if the borrower has executed an assignment of leases, unless a court orders otherwise, revenues from a mortgaged property generated after the date the bankruptcy petition is filed will constitute cash collateral under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the mortgaged properties is adequately protected. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personality necessary for a security interest to attach to hotel revenues.

     Bankruptcies of tenants of the mortgaged properties could have an adverse impact on the borrowers' ability to meet their obligations. For example, rights and obligations under an unexpired lease may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely because of a provision in the lease conditioned upon the commencement of a case under the Bankruptcy Code or some other similar events. In addition, there is an automatic stay of, among other things, any act to obtain possession of property of or from a debtor's estate, which may delay the borrower's exercise of the remedies in the event that a lessee becomes the subject of a proceeding under the Bankruptcy Code.

     A trustee or a debtor-in-possession in a case under the Bankruptcy Code has the power to assume or to reject an executory contract or an unexpired lease of the debtor, in each case subject to the approval of the bankruptcy court administering the case. If the trustee or debtor-in-possession rejects an executory contract or an unexpired lease, the rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of the filing of the petition. As a consequence, the other party or parties to the executory contract or unexpired lease, such as the lessor or borrower, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from the breach, which could adversely affect the security for the related mortgage loan.



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Moreover, the claim of a lessor for the damages from the termination of a lease of real property will be limited to the sum of:

     1. the rent reserved by the lease, without acceleration, for the greater of one year or 15 percent, not to exceed three years, of the remaining term of the lease, following the earlier of the date of the filing of the petition and the date on which the leased property was surrendered; and

     2. any unpaid rent due under that lease, without acceleration, on the earlier of those dates.

     If a trustee or debtor-in-possession assumes an executory contract or an unexpired lease of the debtor, the trustee or debtor-in-possession generally may assign the executory contract or unexpired lease, notwithstanding any provision in that executory contract or unexpired lease or in applicable law that prohibits, restricts or conditions the assignment, provided that the trustee or debtor-in-possession provides adequate assurance of future performance by the assignee. The Bankruptcy Code specifically provides, however, that adequate assurance of future performance for purposes of a lease of real property in a shopping center includes the following:

     o adequate assurance of the source of rent due under the lease, and in the case of an assignment, that the financial condition and operating performance of the proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of the debtor and its guarantors, if any, as of the time the debtor became the lessee under the lease;

     o that any percentage rent due under the lease will not decline substantially;

     o that the assumption and assignment of the lease is subject to all the provisions in that lease, including, but not limited to, provisions such as a radius, location, use or exclusivity provision, and will not breach any provision contained in any other lease, financing agreement, or master agreement relating to that shopping center; and

     o that the assumption or assignment of the lease will not disrupt the tenant mix or balance in that shopping center.

     Thus, an undetermined third party may assume the obligations of the lessee under a lease in the event of commencement of a proceeding under the Bankruptcy Code with respect to the lessee.

     If a trustee for a lessor as a debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat that lease as terminated by that rejection or, in the alternative, may remain in possession of the leasehold for the balance of the term of the lease and for any renewal or extension of that term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after a rejection of a lease, the lessee may offset against rents reserved under the lease, for the balance of the term after the date of rejection of the lease and any renewal or extension thereof, the value of any damages occurring after the date of rejection caused by the nonperformance of any obligation of the lessor after that date.

     In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related mortgage loan to the related trust fund. Payments may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction. In addition, some court decisions suggest that even a non-collusive, regularly conducted foreclosure sale could be challenged in a bankruptcy case as a fraudulent conveyance, regardless of the parties' intent, if a bankruptcy court determines that the mortgaged property has been sold for less than fair consideration while the mortgagor was insolvent or otherwise meets the statutory criteria for fraudulent transfer.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In some circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity



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may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of some states also give priority to some tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     Pursuant to the doctrines of substantive consolidation or piercing the corporate veil, a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property that is ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the second entity may be extended to the first and the rights of creditors of the first entity may be impaired in the fashion set forth above in the discussion of bankruptcy principles. The application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the certificateholders.

     On February 5, 2001, the United States Bankruptcy Court for the Northern District of Ohio entered an order refusing to modify an interim cash collateral order that treated inventory and receivables sold by a chapter 11 debtor to two special purpose subsidiaries, not in chapter 11, as property of the debtor's estate. In re LTV Steel Company, case no 0043866 (Bankr. N.D. Ohio). In the February 5 opinion, the court states, "To suggest that Debtor lacks some ownership interest in products that it creates with its own labor, as well as the proceeds to be derived from that labor, is difficult to accept." Entry of a similar order in a bankruptcy case in which an originator of certain mortgage loans was the debtor could result in a material impairment of the rights of the Certificateholders.

     For each mortgagor that is described as a special purpose entity, single purpose entity or bankruptcy-remote entity in the prospectus supplement, the activities that may be conducted by the mortgagor and its ability to incur debt are restricted by the applicable Mortgage or the organizational documents of that mortgagor. The activities of the mortgagor are restricted in a manner as is intended to make the likelihood of a bankruptcy proceeding being commenced by or against that mortgagor remote, and that mortgagor has been organized and is designed to operate in a manner that makes it reasonably likely that its separate existence will be respected notwithstanding a bankruptcy proceeding in respect of one or more affiliated entities of that mortgagor. However, we make no representation as to the likelihood of the institution of a bankruptcy proceeding by or in respect of any mortgagor or the likelihood that the separate existence of any mortgagor would be respected if there were to be a bankruptcy proceeding in respect of any affiliated entity of a mortgagor.

ENVIRONMENTAL RISKS

     A lender may be subject to unforeseen environmental risks with respect to loans secured by real or personal property, such as the mortgage loans. The environmental risks may give rise to:

     o a diminution in value of property securing a mortgage loan or the inability to foreclose against the property; or

     o in some circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of the property or the principal balance of the related mortgage loan.

     Under federal law and the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of the mortgage for any mortgage loan may lose its priority to that type of lien.

     Under the federal Comprehensive Response, Compensation, and Liability Act, a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, or PRPs, including current owners and operators of the property who did not cause or contribute to the contamination. Many states have laws similar to CERCLA.



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     Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. Court decisions applying the secured-creditor exemption have in the past been inconsistent and confusing. On September 30, 1996, President Clinton signed into law the "Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996," which includes amendments to CERCLA and to the underground storage tank provisions of the Resource Conservation and Recovery Act and applies to any claim that was not finally adjudicated as of September 30, 1996. The Act attempts to clarify the activities in which a lender can engage and still have the benefit of a secured creditor exemption. However, the secured creditor exemption is not available to a lender that participates in management of mortgaged property prior to a foreclosure. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Act provides that merely having the capacity to influence, or unexercised right to control operations does not constitute participation in management. A lender will be deemed to have participated in management and will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling or disposal practices, or assumes day-to-day management of environmental compliance or all other operational functions of the mortgaged property. The Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms. However, the protections afforded lenders under the Act are subject to terms and conditions that have not been clarified by the courts. Moreover, the CERCLA secured-creditor exemption does not necessarily affect the potential for liability under other laws that may also impose liability on "owners or operators".

     Environment clean-up costs may be substantial. It is possible that environmental clean-up costs could become a liability of the related trust fund and occasion a loss to certificateholders if remedial costs were incurred.

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. It is possible that a property securing a mortgage loan could be subject to transfer restrictions. In such a case, if the lender becomes the owner upon foreclosure, it may be required to clean up the contamination before selling the property.

     The cost of remediating hazardous substance contamination at a property can be substantial. If a lender is or becomes liable, it can bring an action for contribution against the owner or operator that created the environmental hazard, but that person or entity may be without substantial assets. Accordingly, it is possible that the costs of remediating hazardous substance contamination at a property could become a liability of a trust fund and occasion a loss to certificateholders of the related series.

     To reduce the likelihood of such a loss, and unless otherwise provided in the related prospectus supplement, the related pooling and servicing agreement will provide that the servicer, acting on behalf of the related trust fund, may not acquire title to a mortgaged property or take over its operation unless the servicer, based on a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling and Servicing Agreements--Realization Upon Defaulted Mortgage Loans." There can be no assurance that any environmental site assessment obtained by the servicer will detect all possible environmental contamination or conditions or that the other requirements of the related pooling and servicing agreement, even if fully observed by the servicer, will in fact insulate the related trust fund from liability with respect to environmental matters.

     Even when a lender is not directly liable for cleanup costs on property securing loans, if a property securing a loan is contaminated, the value of the security is likely to be affected. In addition, a lender bears the risk that unanticipated cleanup costs may jeopardize the borrower's repayment. Neither of these two issues is likely to pose risks exceeding the amount of unpaid principal and interest of a particular loan secured by a contaminated property, particularly if the lender declines to foreclose on a mortgage secured by the property.

     If a lender forecloses on a mortgage secured by a property the operations of which are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. Compliance may entail some expense.



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

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. The disclosure may decrease the amount that prospective buyers are willing to pay for the affected property and thereby lessen the ability of the lender to recover its investment in a loan upon foreclosure.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce the clauses in many states. By virtue, however, of the Garn-St Germain Depository Institutions Act of 1982, effective October 15, 1982, which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing, among other matters, that due-on-sale clauses in some loans made after the effective date of the Garn Act are enforceable, within some limitations, as set forth in the Garn Act and the regulations promulgated thereunder, the servicer may nevertheless have the right to accelerate the maturity of a mortgage loan that contains a due-on-sale provision upon transfer of an interest in the property, regardless of the servicer's ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

     Some of the mortgage loans may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

ADJUSTABLE RATE LOANS

     The laws of some states may provide that mortgage notes relating to adjustable rate loans are not negotiable instruments under the UCC. In that event, the related trust fund will not be deemed to be a holder in due course within the meaning of the UCC and may take a mortgage note subject to restrictions on the ability to foreclose and to contractual defenses available to a mortgagor.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, provides that state usury limitations shall not apply to some types of residential (including multifamily) first mortgage loans



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originated by some lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     No mortgage loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted, will, if originated after that rejection or adoption, be eligible for inclusion in a trust fund unless:

     o the mortgage loan provides for an interest rate, discount points and charges as are permitted under the laws of the state; or

     o the mortgage loan provides that the terms of that mortgage loan are to be construed in accordance with the laws of another state under which its interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that the choice of law provision would be given effect.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, we cannot give you any information as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on some of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates. The shortfalls would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any instrument of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status, and, under some circumstances, during an additional three-month period thereafter. Thus, in the event a mortgage loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

TYPE OF MORTGAGED PROPERTY

     The lender may be subject to additional risk depending upon the type and use of the mortgaged property in question. For instance, mortgaged properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulation of the condominium association. Mortgaged properties which are hotels or motels may present additional risk to the lender in that:

     o hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator; and

     o the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements.



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In addition, mortgaged properties which are multifamily properties or cooperatively owned multifamily properties may be subject to rent control laws, which could impact the future cash flows of the properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder, in order to protect individuals with disabilities, public accommodations (such as hotels, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable" within the meaning of the ADA. In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, each altered portion is readily accessible to and usable by individuals with disabilities. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose the requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

FORFEITURE FOR DRUG, RICO AND MONEY LAUNDERING VIOLATIONS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses, can be seized and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the USA Patriot Act of 2001 and the regulations issued pursuant to that Act, as well as the narcotic drug laws. In many instances, the United States may seize the property even before a conviction occurs.

     In the event of a forfeiture proceeding, a lender may be able to establish its interest in the property by proving that (1) its mortgage was executed and recorded before the commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or (2) the lender was, at the time of the execution of the mortgage, "did not know or was reasonably without cause to believe that the property was subject to forfeiture." However, there is no assurance that such a defense will be successful.


                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which, such as banks and insurance companies, may be subject to special rules. Except as noted below, this discussion applies to United States persons who hold the certificates as capital assets. The authorities on which this discussion is based are subject to change or differing interpretations, and any related change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended, as well as the REMIC regulations promulgated by the U.S. Department of Treasury. Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of certificates.

     For purposes of this discussion, references to the mortgage loans include references to the mortgage loans underlying MBS included in the mortgage assets, and, where the applicable prospectus supplement provides for a retained yield (the "Retained Interest") with respect to the mortgage loans underlying a series of certificates, references to the mortgage loans will be deemed to refer to that portion of the mortgage loans held by the trust fund which does not include the Retained Interest. References to a holder or certificateholder in this discussion generally mean the beneficial owner of a certificate.



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FEDERAL INCOME TAX CONSEQUENCES FOR REMIC CERTIFICATES

     General. With respect to a particular series of certificates, an election may be made to treat the trust fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Internal Revenue Code
Section 860D. A trust fund or any of its portions as to which a REMIC election will be made will be referred to as a REMIC pool. For purposes of this discussion, certificates of a series as to which one or more REMIC elections are made are referred to as REMIC certificates and will consist of one or more classes of regular certificates and one class of residual certificates in the case of each REMIC pool. Qualification as a REMIC requires ongoing compliance with some conditions. With respect to each series of REMIC certificates, Cadwalader, Wickersham & Taft LLP, our counsel, has advised us that in the firm's opinion, assuming:

     o    the making of such an election;

     o    compliance with the pooling and servicing agreement; and

     o compliance with any changes in the law, including any amendments to the Internal Revenue Code or applicable Treasury regulations thereunder,

each REMIC pool will qualify as a REMIC. The regular certificates will be considered to be "regular interests" in the REMIC pool within the meaning of Internal Revenue Code Section 860D and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the residual certificates will be considered to be the sole class of "residual interests" in the REMIC pool within the meaning of Internal Revenue Code Section 860D. The prospectus supplement for each series of certificates will indicate whether one or more REMIC elections will be made with respect to the related trust fund, in which event references to REMIC or REMIC pool herein shall be deemed to refer to each such REMIC pool. If so specified in the applicable prospectus supplement, the portion of a trust fund as to which a REMIC election is not made may be treated as either as a financial asset securitization investment trust, or FASIT, or as a grantor trust for federal income tax purposes.

     For additional information regarding federal income tax consequences of holding the certificates, you should also review the sections in this prospectus titled "--Federal Income Tax Consequences for FASIT Certificates" and "--Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made."

     Characterization of Investments in REMIC Certificates. In general, unless otherwise provided in the related prospectus supplement, the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code and assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in the same proportion that the assets of the REMIC underlying such certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or other prescribed purposes, the REMIC certificates will not be treated as assets qualifying under Section 7701(a)(19)(C) of the Internal Revenue Code. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC certificates will qualify for the corresponding status in their entirety for that calendar year. Interest, including original issue discount, on the regular certificates and income allocated to the residual certificates will be interest described in
Section 856(c)(3)(B) of the Internal Revenue Code to the extent that such certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code. In addition, the regular certificates will be, if transferred to a REMIC on its startup day in exchange for an interest in such REMIC, "qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal Revenue Code and, if transferred to a FASIT pursuant to the rules relating to FASITs, "permitted assets" under Section 860L(c)(1)(G) of the Internal Revenue Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Internal Revenue Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The special servicer, servicer, or the trustee, as required under the pooling and servicing agreement will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans, payments on mortgage loans held pending distribution on the REMIC certificates and property acquired by foreclosure held pending sale, and may include



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amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether such assets, to the extent not invested in assets described in the foregoing sections, otherwise would receive the same treatment as the mortgage loans for purposes of all of the foregoing sections. In addition, in some instances mortgage loans may not be treated entirely as assets described in the foregoing sections. If so, the related prospectus supplement will describe the mortgage loans that may not be so treated. The REMIC regulations do provide, however, that payments on mortgage loans held pending distribution are considered part of the mortgage loans for purposes of Section 856(c)(5)(B) of the Internal Revenue Code. Furthermore, foreclosure property will qualify as "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue Code.

     Tiered REMIC Structures. For some series of REMIC certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs ("Tiered REMICs") for federal income tax purposes. The Tiered REMICs will each qualify as a REMIC and the REMIC certificates issued by the Tiered REMICs, will be considered to evidence ownership of regular certificates or residual certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC certificates will be "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code and, "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Internal Revenue Code, and whether the income on such certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue Code, the Tiered REMICs will be treated as one REMIC.

     Qualification as a REMIC. In order for the REMIC pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC pool with the requirements set forth in the Internal Revenue Code. The REMIC pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC pool, as of the close of the third calendar month beginning after the startup day, which for purposes of this discussion is the date of issuance of the REMIC certificates, and at all times thereafter, may consist of assets other than qualified mortgages and permitted investments. The REMIC regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide reasonable arrangements to prevent its residual interest from being held by Disqualified Organizations and must furnish applicable tax information to transferors or agents that violate this requirement. The pooling and servicing agreement for each Series will contain a provision designed to meet this requirement.

     For further information, you should review the section in this prospectus titled "--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

     A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC pool on the startup day in exchange for regular certificates or residual certificates or is purchased by the REMIC pool within a three-month period thereafter pursuant to a fixed price contract in effect on the startup day.

     Qualified mortgages include the following:

     o    whole mortgage loans, such as the mortgage loans;

     o certificates of beneficial interest in a grantor trust that holds mortgage loans, including some of the MBS;

     o regular interests in another REMIC, such as MBS issued by a trust as to which a REMIC election has been made, or in a FASIT holding at least 95% of its assets as qualified mortgages;

     o    loans secured by timeshare interests; and

     o loans secured by shares held by a tenant stockholder in a cooperative housing corporation.



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

However, in general:

     o the fair market value of the real property securing the mortgage (including any buildings and structural components) must be at least 80% of the principal balance of the related mortgage loan or of the mortgage loan underlying any related MBS either at origination of the relevant loan or as of the startup day; or

     o substantially all the proceeds of the mortgage loan or the underlying mortgage loan must have been used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the mortgage loan or underlying mortgage loan.

If the mortgage loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the real property value test described in the preceding sentence as of the date of the last modification or as of the REMIC startup day. A qualified mortgage includes a qualified replacement mortgage, which is any mortgage loan that would have been treated as a qualified mortgage if it were transferred to the REMIC pool on the startup day and that is received either:

     o in exchange for any qualified mortgage within a three-month period thereafter; or

     o in exchange for a mortgage loan that is a defective obligation, as defined immediately below, within a two-year period thereafter.

     A defective obligation includes the following:

     1. a mortgage in default or as to which default is reasonably foreseeable;

     2. a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC pool has been breached;

     3.   a mortgage that was fraudulently procured by the mortgagor; and

     4. a mortgage that was not in fact principally secured by real property (but only if the mortgage is disposed of within 90 days of discovery).

     A mortgage loan that is defective as described in clause 4 in the immediately preceding sentence that is not sold or, if within two years of the startup day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after that 90-day period. A qualified mortgage includes any asset described above that is transferred to the REMIC pool on the startup day in exchange for regular certificates or residual certificates, or that is purchased by the REMIC pool within three months after the startup day pursuant to a fixed price contract in effect on the startup day.

     Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until distributed to holders of interests in the REMIC pool. A qualified reserve asset is any intangible property (other than a REMIC residual interest) held for investment that is part of any reasonably required reserve maintained by the REMIC pool to provide for payments of expenses of the REMIC pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and some other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in the fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced promptly and appropriately as payments on the mortgage loans are received. Foreclosure property is real property acquired by the REMIC pool in connection with the default or imminent default of a qualified mortgage. Foreclosure property generally may not be held beyond the close of the third calendar year following the acquisition of the property by a REMIC pool, with possible extensions granted by the Internal Revenue Service of up to an additional three years.



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     In addition to the foregoing requirements, the various interests in a REMIC pool also must meet certain requirements. All of the interests in a REMIC pool must be either of the following:

     o    one or more classes of regular interests; or

     o a single class of residual interests on which distributions, if any, are made pro rata.

     A regular interest is an interest in a REMIC pool that is issued on the startup day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount, or other similar amount, and provides that interest payments, or other similar amounts, if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. The specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A regular interest in a REMIC pool may have payments of principal that are subordinated to payments on other regular interests or the residual interest in the REMIC pool, and that are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC pool or prepayment interest shortfalls. A REMIC pool may issue multiple classes of regular interests.

     A residual interest is an interest in a REMIC pool other than a regular interest that is issued on the startup day and that is designated as a residual interest. A REMIC may issue only one class of residual interests on which distributions, if any, are made pro rata.

     If an entity, such as the REMIC pool, fails to comply with one or more of the ongoing requirements of the Internal Revenue Code for REMIC status during any taxable year, the Internal Revenue Code provides that the entity will not be treated as a REMIC for that year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the regular certificates may be treated as equity interests therein. The Internal Revenue Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC pool would occur absent regulatory relief. You should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC pool's income for the period of time in which the requirements for REMIC status are not satisfied.

TAXATION OF REGULAR CERTIFICATES

     General. A regular interest will be treated as a newly originated debt instrument for federal income tax purposes. In general, interest and original issue discount on a regular certificate will be treated as ordinary income to a holder of the regular certificate as they accrue, and principal payments on a regular certificate in excess of accrued market discount will be treated as a return of capital to the extent of the regular certificateholder's basis in the regular certificate. Regular certificateholders must use the accrual method of accounting with regard to regular certificates, regardless of the method of accounting otherwise used by the regular certificateholders.

     Original Issue Discount. Accrual certificates, interest only, and principal-only certificates will be, and other Classes of regular certificates may be, issued with original issue discount within the meaning of Internal Revenue Code Section 1273(a). Holders of any Class of regular certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to the income. The following discussion is based in part on Treasury regulations under Internal Revenue Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act, referred to in this document as OID regulations. Regular certificateholders should be aware, however, that the OID regulations do not adequately address some issues relevant to prepayable securities, such as the regular certificates. To the extent the



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

issues are not addressed in the regulations, we intend to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID regulations. Moreover, the OID regulations include an anti-abuse rule allowing the Service to apply or depart from the OID regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. You are advised to consult your own tax advisors as to the discussion in this prospectus and the appropriate method for reporting interest and original issue discount with respect to the regular certificates.

     Each regular certificate will be treated as a single installment obligation for purposes of determining the original issue discount includible in a regular certificateholder's income. The total amount of original issue discount on a regular certificate is the excess of the stated redemption price at maturity of the regular certificate over its issue price. The issue price of a Class of regular certificates offered pursuant to this prospectus generally is the first price at which a substantial amount of regular certificates of that class is sold to the public, excluding bond houses, brokers and underwriters. Although unclear under the OID regulations, we intend to treat the issue price of a class as to which there is no substantial sale as of the issue date or that is retained by us as the fair market value of that Class as of the issue date. The issue price of a regular certificate also includes the amount paid by an initial regular certificateholder for accrued interest that relates to a period prior to the issue date of the regular certificate, unless the regular certificateholder elects on its federal income tax return to exclude that amount from the issue price and to recover it on the first distribution date. The stated redemption price at maturity of a regular certificate always includes the original principal amount of the regular certificate, but generally will not include distributions of stated interest if the interest distributions constitute qualified stated interest. Under the OID regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate, as described below, provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the regular certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a regular certificate, it is possible that no interest on any Class of regular certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable prospectus supplement, because the underlying mortgage loans provide for remedies in the event of default, we intend to treat interest with respect to the regular certificates as qualified stated interest. Distributions of interest on an accrual certificate, or on other regular certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of the regular certificates includes all distributions of interest as well as principal thereon. Likewise, we intend to treat an interest only class, or a class on which interest is substantially disproportionate to its principal amount, as having no qualified stated interest. Where the interval between the issue date and the first distribution date on a regular certificate is shorter than the interval between subsequent distribution dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

     Under a de minimis rule, original issue discount on a regular certificate will be considered to be zero if the original issue discount is less than 0.25% of the stated redemption price at maturity of the regular certificate multiplied by the weighted average maturity of the regular certificate. For this purpose, the weighted average maturity of the regular certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until all distributions in reduction of are scheduled to be made, presumably taking into account the prepayment assumption, by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the regular certificate and the denominator of which is the stated redemption price at maturity of the regular certificate. The Conference Committee Report to the 1986 Act provides that the schedule of the distributions should be determined in accordance with the assumed rate of prepayment of the mortgage loans and the anticipated reinvestment rate, if any, relating to the regular certificates. The prepayment assumption with respect to a series of regular certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and the income will be capital gain if the regular certificate is held as a capital asset. However, under the OID regulations, regular certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method.

     For additional information regarding an election to treat interest under the constant yield method, you should review the section in this prospectus titled "--Election to Treat All Interest Under the Constant Yield Method."



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

     A regular certificateholder generally must include in gross income for any taxable year the sum of the daily portions, as defined below, of the original issue discount on the regular certificate accrued during an accrual period for each day on which it holds the regular certificate, including the date of purchase but excluding the date of disposition. We will treat the monthly period ending on the day before each distribution date as the accrual period. With respect to each regular certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period, or shorter period from the date of original issue, that ends on the day before the related distribution date on the regular certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the prepayment assumption. Other than as discussed below with respect to a random lot certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of:

     (a)  the sum of:

          o the present value of all of the remaining distributions to be made on the regular certificate as of the end of that accrual period that are included in the regular certificate's stated redemption price at maturity; and

          o the distributions made on the regular certificate during the accrual period that are included in the regular certificate's stated redemption price at maturity;

     over:

     (b) the adjusted issue price of the regular certificate at the beginning of the accrual period.

     The present value of the remaining distributions referred to in the preceding sentence is calculated based on:

          o the yield to maturity of the regular certificate at the issue date;

          o events, including actual prepayments, that have occurred prior to the end of the accrual period; and

          o    the prepayment assumption.

     For these purposes, the adjusted issue price of a regular certificate at the beginning of any accrual period equals the issue price of the regular certificate, increased by the aggregate amount of original issue discount with respect to the regular certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the regular certificate's stated redemption price at maturity that were made on the regular certificate in those prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

     Under the method described above, the daily portions of original issue discount required to be included in income by a regular certificateholder generally will increase to take into account prepayments on the regular certificates as a result of prepayments on the mortgage loans that exceed the prepayment assumption. The daily portions generally will decrease, but not below zero for any period, if the prepayments are slower than the prepayment assumption. An increase in prepayments on the mortgage loans with respect to a series of regular certificates can result in both a change in the priority of principal payments with respect to some classes of regular certificates and either an increase or decrease in the daily portions of original issue discount with respect to the regular certificates.

     Acquisition Premium. A purchaser of a regular certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the regular certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over the adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, a subsequent purchaser may elect to treat



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

all acquisition premium under the constant yield method, as described below under the heading "--Election to Treat All Interest Under the Constant Yield Method."

     Variable Rate Regular Certificates. Regular certificates may provide for interest based on a variable rate. Under the OID regulations, interest is treated as payable at a variable rate if, generally:

     o the issue price does not exceed the original principal balance by more than a specified de minimis amount; and

     o the interest compounds or is payable at least annually at current values of:

     o    one or more qualified floating rates;

     o    a single fixed rate and one or more qualified floating rates;

     o    a single objective rate; or

     o a single fixed rate and a single objective rate that is a qualified inverse floating rate.

     A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds. Two or more qualified floating rates will be treated as a single qualified floating rate if all the qualified floating rates can reasonably be expected to have approximately the same values throughout the terms of the instrument. This requirement will be conclusively presumed to be satisfied if the values of all the qualified floating rates are within 0.25% of each other on the issue date. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that the information is not within the control of the issuer or a related party or unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is an objective rate that is equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds. An inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A class of regular certificates may be issued under this Prospectus that does not have a variable rate under the OID regulations. For example, a class may be issued that bears different rates at different times during the period it is outstanding such that it is considered significantly front-loaded or back-loaded within the meaning of the OID regulations. It is possible that the class may be considered to bear contingent interest within the meaning of the OID regulations. The OID regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to regular certificates. However, if final regulations dealing with contingent interest with respect to regular certificates apply the same principles as the OID regulations, the final regulations may lead to different timing of income inclusion than would be the case under the OID regulations. Furthermore, application of those principles could lead to the characterization of gain on the sale of contingent interest regular certificates as ordinary income. You should consult your tax advisors regarding the appropriate treatment of any regular certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

     Under the REMIC regulations, a regular floating-rate certificate qualifies as a regular interest in a REMIC if:

     o it bears a rate that qualifies as a variable rate under the OID regulations:

          o that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of the rate (plus or minus a specified number of basis points); or

          o that represents a weighted average of rates on some or all of the mortgage loans which bear interest at a fixed rate or at a qualifying variable rate under the REMIC regulations, including the rate that is subject to one or more caps or floors;



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

or:

     o it bears one or more variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods.

     Accordingly, unless otherwise indicated in the applicable prospectus supplement, we intend to treat regular certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

     The amount of original issue discount with respect to a regular certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount" with the yield to maturity and future payments on that regular certificate generally to be determined by assuming that interest will be payable for the life of the regular certificate based on the initial rate. Unless otherwise specified in the applicable prospectus supplement, we intend to treat variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

     Although unclear under the OID regulations, unless required otherwise by applicable final regulations, we intend to treat regular certificates bearing an interest rate that is a weighted average of the net interest rates on mortgage loans or mortgage certificates having fixed or adjustable rates, as having qualified stated interest. The yield on the regular certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate mortgage loans, and initial indexed rates, in the case of adjustable rate mortgage loans. In the case of adjustable rate mortgage loans, the applicable index used to compute interest on the mortgage loans in effect on the issue date, will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual pass-through rate on the regular certificates.

     Deferred Interest. Under the OID regulations, all interest on a regular certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity. Accordingly, any Deferred Interest that accrues with respect to a class of regular certificates will constitute income to the holders of those regular certificates prior to the time distributions of cash with respect to the Deferred Interest are made.

     Market Discount. A purchaser of a regular certificate also may be subject to the market discount rules of Internal Revenue Code Sections 1276 through 1278. Under these Internal Revenue Code sections and the principles applied by the OID regulations in the context of original issue discount, market discount is the amount by which the purchaser's original basis in the regular certificate:

     o is exceeded by the then-current principal amount of the regular certificate; or

     o in the case of a regular certificate having original issue discount, is exceeded by the adjusted issue price of the regular certificate at the time of purchase.

     The purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on the regular certificate as distributions includible in its stated redemption price at maturity are received, in an amount not exceeding any related distribution. The market discount would accrue in a manner to be provided in Treasury regulations and should take into account the prepayment assumption.

     The Conference Committee Report to the 1986 Act provides that until the Treasury regulations are issued, market discount would accrue either:

     o    on the basis of a constant interest rate or



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

     o in the ratio of stated interest allocable to the relevant period to the sum of the interest for that period plus the remaining interest as of the end of the period, or in the case of a regular certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for that period plus the remaining original issue discount as of the end of that period.

     The purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the regular certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. The purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a regular certificate over the interest distributable on that certificate. The deferred portion of the interest expense in any taxable year generally will not exceed the accrued market discount on the regular certificate for that year. Any deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the regular certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the regular certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by that regular certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply.

     For additional information, you should also review the section in this prospectus titled "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the election may be deemed to be made.

     Market discount with respect to a regular certificate will be considered to be de minimis if the market discount is less than 0.25% of the remaining stated redemption price at maturity of that regular certificate multiplied by the weighted average maturity of the regular certificate (determined as described above in the third paragraph under "--Original Issue Discount") remaining after the date of purchase, presumably taking into account prepayment assumptions. It appears that de minimis market discount should be reported in a manner similar to de minimis original issue discount. See "--Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. You should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

     Premium. A regular certificate purchased at a cost, excluding any portion of such cost attributable to accrued qualified stated interest, greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the regular certificateholder holds the regular certificate as a capital asset within the meaning of Internal Revenue Code
Section 1221, the regular certificateholder may elect under Internal Revenue Code Section 171 to amortize the premium under the constant yield method. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. The OID regulations also permit certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the certificateholder as having made the election to amortize premium generally. The 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Internal Revenue Code Section 171 on installment obligations such as the regular certificates, although it is unclear whether the alternatives to the constant yield method described above under "--Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a regular certificate rather than as a separate deduction item.

     For additional information, you should also review the section in this prospectus titled "--Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Internal Revenue Code
Section 171 election may be deemed to be made.

     Election to Treat All Interest Under the Constant Yield Method. A holder of a debt instrument such as a regular certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election:


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

     o interest includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium; and

     o the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition.

     It is unclear whether, for this purpose, the initial prepayment assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. You should consult your own tax advisors regarding the advisability of making such an election.

     Sale or Exchange of Regular Certificates. If a regular certificateholder sells or exchanges a regular certificate, the regular certificateholder will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the regular certificate. The adjusted basis of a regular certificate generally will equal the cost of the regular certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the regular certificate and reduced by amounts included in the stated redemption price at maturity of the regular certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

     Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a regular certificate realized by an investor who holds the regular certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the regular certificate has been held for the long-term capital gain holding period, currently more than one year. The gain will be treated as ordinary income in the following instances:

     o if a regular certificate is held as part of a conversion transaction as defined in Internal Revenue Code Section 1258(c), up to the amount of interest that would have accrued on the regular certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Internal Revenue Code
          Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of the transaction;

     o in the case of a non-corporate taxpayer, to the extent the taxpayer has made an election under Internal Revenue Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates; or

     o    to the extent that the gain does not exceed the excess, if any, of:

          o the amount that would have been includible in the gross income of the holder if its yield on the regular certificate were 110% of the applicable Federal rate as of the date of purchase; over

          o the amount of income actually includible in the gross income of the holder with respect to the regular certificate.

     In addition, gain or loss recognized from the sale of a regular certificate by banks or thrift institutions will be treated as ordinary income or loss pursuant to Internal Revenue Code Section 582(c). Capital gains of non-corporate taxpayers are subject to a lower maximum tax rate than is the ordinary income of those taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.



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

     Holders that recognize a loss on a sale or exchange of a regular certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax returns.

     Treatment of Losses. Holders of regular certificates will be required to report income with respect to regular certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the mortgage loans allocable to a particular class of regular certificates, except to the extent it can be established that the losses are uncollectible. Accordingly, the holder of a regular certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, you are cautioned that while you may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the bad debt rules of Internal Revenue Code Section 166. Under Internal Revenue Code Section 166, it appears that holders of regular certificates that are corporations or that otherwise hold the regular certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any regular certificates becoming wholly or partially worthless. In general, holders of regular certificates that are not corporations and do not hold the regular certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of the regular certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of regular certificates should be allowed a bad debt deduction at the time as the principal balance of any class or subclass of the regular certificates is reduced to reflect losses resulting from any liquidated mortgage loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect those losses only after all mortgage loans remaining in the trust fund have been liquidated or the class of regular certificates has been otherwise retired. The Service could also assert that losses on the regular certificates are deductible based on some other method that may defer the deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating negative original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the class. Holders of regular certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to the regular certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. You are advised to consult your tax advisors regarding the treatment of losses on regular certificates.

TAXATION OF RESIDUAL CERTIFICATES

     Taxation of REMIC Income. Generally, the daily portions of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of residual certificates, and will not be taxed separately to the REMIC pool. The daily portions of REMIC taxable income or net loss of a residual certificateholder are determined by allocating the REMIC pool's taxable income or net loss for each calendar quarter ratably to each day in the quarter and by allocating the daily portion among the residual certificateholders in proportion to their respective holdings of residual certificates in the REMIC pool on the day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except for the following:

     o the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

     o    all bad loans will be deductible as business bad debts; and

     o the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.



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

     The REMIC pool's gross income includes interest, original issue discount income and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income from amortization of issue premium, if any, on the regular certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the regular certificates. The REMIC pool's deductions include interest and original issue discount expense on the regular certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC pool and realized losses on the mortgage loans. The requirement that residual certificateholders report their pro rata share of taxable income or net loss of the REMIC pool will continue until there are no certificates of any class of the related series outstanding.

     The taxable income recognized by a residual certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the mortgage loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the regular certificates or income from amortization of issue premium on the regular certificates, on the other hand. In the event that an interest in the mortgage loans is acquired by the REMIC pool at a discount, and one or more of the mortgage loans is prepaid, the residual certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because the prepayment may be used in whole or in part to make distributions in reduction of principal on the regular certificates and the discount on the mortgage loans which is includible in income may exceed the deduction allowed upon the distributions on those regular certificates on account of any unaccrued original issue discount relating to those regular certificates. When there is more than one class of regular certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the regular certificates when distributions in reduction of principal are being made in respect of earlier classes of regular certificates to the extent that those classes are not issued with substantial discount. If taxable income attributable to the mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of regular certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of the series of regular certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of regular certificates, whereas to the extent that the REMIC pool includes fixed rate mortgage loans, interest income with respect to any given mortgage loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, residual certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of the mismatching. In general, unrelated deductions will not be available to offset some or all of such "phantom" income, as discussed below under "--Limitations on Offset or Exemption of REMIC Income." The timing of the mismatching of income and deductions described in this paragraph, if present with respect to a series of certificates, may have a significant adverse effect upon the residual certificateholder's after-tax rate of return. In addition, a residual certificateholder's taxable income during some periods may exceed the income reflected by the residual certificateholder for the periods in accordance with generally accepted accounting principles. You should consult your own accountants concerning the accounting treatment of your investment in residual certificates.

     Basis and Losses. The amount of any net loss of the REMIC pool that may be taken into account by the residual certificateholder is limited to the adjusted basis of the residual certificate as of the close of the quarter (or time of disposition of the residual certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a residual certificate is the amount paid for that residual certificate. The adjusted basis will be increased by the amount of taxable income of the REMIC pool reportable by the residual certificateholder and will be decreased, but not below zero, first, by a cash distribution from the REMIC pool and, second, by the amount of loss of the REMIC pool reportable by the residual certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the residual certificateholder as to whom the loss was disallowed and may be used by the residual certificateholder only to offset any income generated by the same REMIC pool.

     A residual certificateholder will not be permitted to amortize directly the cost of its residual certificate as an offset to its share of the taxable income of the related REMIC pool. However, that taxable income will not include cash received by the REMIC pool that represents a recovery of the REMIC pool's basis in its assets. The recovery of basis by the REMIC pool will have the effect of amortization of the issue price of the residual certificates over their life. However, in view of the possible acceleration of the income of residual certificateholders described above



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

under "Taxation of REMIC Income", the period of time over which the issue price is effectively amortized may be longer than the economic life of the residual certificates.

         A residual certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC regulations appear to treat the issue price of a residual interest as zero rather than the negative amount for purposes of determining the REMIC pool's basis in its assets. Regulations have been proposed addressing the tax treatment of "inducement fees" received by transferees of noneconomic REMIC residual interests. The proposed regulations would require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. Under two proposed safe harbor methods, inducement fees would be permitted to be included in income (a) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income, or (b) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If a residual certificateholder sells or otherwise disposes of its residual interest, any unrecognized portion of the inducement fee would be required to be taken into account at the time of the sale or disposition.

     If these rules are adopted without change, they will apply to taxable years ending on or after the date that they are published as final regulations, and consequently these rules may govern the treatment of any inducement fee received in connection with the purchase of noneconomic REMIC residual certificates. Prospective purchasers of REMIC residual certificates should consult with their own tax advisors regarding the effect of these proposed regulations.

     Further, to the extent that the initial adjusted basis of a residual certificateholder (other than an original holder) in the residual certificate is greater that the corresponding portion of the REMIC pool's basis in the mortgage loans, the residual certificateholder will not recover a portion of the basis until termination of the REMIC pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by the holder. The REMIC regulations currently in effect do not so provide.

     You should review the sections titled "--Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of mortgage loans to the REMIC pool and "--Sale or Exchange of a Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC pool as a capital loss.

TREATMENT OF CERTAIN ITEMS OF REMIC INCOME AND EXPENSE

     Although we intend to compute REMIC income and expense in accordance with the Internal Revenue Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. We make no representation as to the specific method that we will use for reporting income with respect to the mortgage loans and expenses with respect to the regular certificates, and different methods could result in different timing of reporting of taxable income or net loss to residual certificateholders or differences in capital gain versus ordinary income.

     Original Issue Discount and Premium. Generally, the REMIC pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on regular certificates as described above under "Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates," without regard to the de minimis rule described therein, and "--Premium."

     Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate mortgage loans held by the REMIC pool will constitute income to the REMIC pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to regular certificates as described above under "Taxation of Regular Certificates--Deferred Interest."



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

     Market Discount . The REMIC pool will have market discount income in respect of mortgage loans if, in general, the basis of the REMIC pool allocable to the mortgage loans is exceeded by their unpaid principal balances. The REMIC pool's basis in the mortgage loans is generally the fair market value of the mortgage loans immediately after its transfer to the REMIC pool. The REMIC regulations provide that the basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC pool, or its fair market value at the Closing Date, in the case of a retained class. In respect of mortgage loans that have market discount to which Internal Revenue Code Section 1276 applies, the accrued portion of the market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount, regardless of whether any payments of amounts included in the stated redemption price are received. The computation of accrued market discount income generally should be made in the manner described above under "Taxation of Regular Certificates--Market Discount."

     Premium. Generally, if the basis of the REMIC pool in the mortgage loans exceeds their unpaid principal balances, the REMIC pool will be considered to have acquired the mortgage loans at a premium equal to the amount of the excess. As stated above, the REMIC pool's basis in mortgage loans is the fair market value of the mortgage loans, based on the aggregate of the issue prices, or the fair market value of retained Classes, of the regular and residual interests in the REMIC pool immediately after their transfer to the REMIC pool. In a manner analogous to the discussion above under "Taxation of Regular Certificates--Premium," a REMIC pool that holds a mortgage loan as a capital asset under Internal Revenue Code Section 1221 may elect under Internal Revenue Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying MBS that were originated after September 27, 1985 or MBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the mortgage loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the mortgage loans are individuals, Internal Revenue Code Section 171 will not be available for premium on mortgage loans (including underlying mortgage loans) originated on or prior to September 27, 1985. The allocation of the premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that the premium should be allocated in a different manner, such as allocating the premium entirely to the final payment of principal.

LIMITATIONS ON OFFSET OR EXEMPTION OF REMIC INCOME

     A portion, and often all, of the REMIC taxable income includible in determining the federal income tax liability of a residual certificateholder will be subject to special treatment. That portion, referred to as the excess inclusion, is equal to the excess of REMIC taxable income for the calendar quarter allocable to a residual certificate over the daily accruals for the quarterly period of:

     o 120% of the long-term applicable Federal rate that would have applied to the residual certificate, if it were a debt instrument, on the startup day under Internal Revenue Code Section 1274(d); multiplied by

     o the adjusted issue price of the residual certificate at the beginning of the quarterly period.

For this purpose, the adjusted issue price of a residual certificate at the beginning of a quarter is the issue price of the residual certificate, plus the amount of the daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to that residual certificate prior to the beginning of the quarterly period. Accordingly, the portion of the REMIC pool's taxable income that will be treated as excess inclusions will be a larger portion of the income as the adjusted issue price of the residual certificates diminishes and all such taxable income will be so treated if the adjusted issue price of the residual certificates is zero.

     The portion of a residual certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on the residual certificateholder's return. However, net operating loss carryforwards are determined without regard to excess inclusion income. Further, if the residual certificateholder is an organization subject to the tax on unrelated business income imposed by Internal Revenue Code Section 511, the residual certificateholder's excess inclusions will be treated as unrelated business taxable income of that residual certificateholder for purposes of Internal Revenue Code Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to some persons who are not U.S. Persons, as defined below under "--Tax-Related Restrictions on Transfer of Residual Certificates--Foreign Investors", and its portion attributable to excess inclusions is not eligible for any reduction in



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

the rate of withholding tax, by treaty or otherwise. See "--Taxation of Foreign Investors--Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a residual certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to some persons who are not U.S. Persons.

     In addition, three rules determine the effect of excess inclusions on the alternative minimum taxable income of a residual certificateholder. First, alternative minimum taxable income for a residual certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a residual certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules have the effect of preventing non-refundable tax credits reducing a taxpayer's income tax to an amount less than the alternative minimum tax on excess inclusions.

TAX-RELATED RESTRICTIONS ON TRANSFER OF RESIDUAL CERTIFICATES

     Disqualified Organizations. If any legal or beneficial interest in a residual certificate is transferred to a Disqualified Organization, a tax would be imposed in an amount equal to the product of:

     o the present value of the total anticipated excess inclusions with respect to the residual certificate for periods after the transfer; and

     o the highest marginal federal income tax rate applicable to corporations.

The REMIC regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the prepayment assumption. The present value rate equals the applicable Federal rate under Internal Revenue Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. The tax generally would be imposed on the transferor of the residual certificate, except that where the transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on the agent. However, a transferor of a residual certificate would in no event be liable for the tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the residual certificate is actually held by the Disqualified Organization.

     In addition, if a Pass-Through Entity has excess inclusion income with respect to a residual certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in the entity, then a tax is imposed on the entity equal to the product of the amount of excess inclusions on the residual certificate that are allocable to the interest in the Pass-Through Entity during the period the interest is held by the Disqualified Organization, and the highest marginal federal corporate income tax rate. The tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for the tax if it has received an affidavit from the record holder that it is not a Disqualified Organization or stating the holder's taxpayer identification number and, during the period the person is the record holder of the residual certificate, the Pass-Through Entity does not have actual knowledge that the affidavit is false.

     If an electing large partnership holds a residual certificate, all interests in the electing large partnership are treated as held by Disqualified Organizations for purposes of the tax imposed on Pass-Through Entities described in the preceding paragraph. This tax on electing large partnerships must be paid even if each record holder of an interest in that partnership provides the affidavit mentioned in the prior paragraph.

     The pooling and servicing agreement with respect to a series of certificates will provide that no legal or beneficial interest in a residual certificate may be transferred unless the following occurs:



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

     o the proposed transferee provides to the transferor and the trustee an affidavit providing its taxpayer identification number and stating that the transferee is the beneficial owner of the residual certificate, is not a Disqualified Organization and is not purchasing the residual certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman on its behalf); and

     o the transferor provides a statement in writing to us and the trustee that it has no actual knowledge that the affidavit is false.

     Moreover, the pooling and servicing agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each residual certificate with respect to a series will bear a legend referring to the restrictions on transfer, and each residual certificateholder will be deemed to have agreed, as a condition of ownership, to any amendments to the related pooling and servicing agreement required under the Internal Revenue Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and we or the trustee may charge a fee for computing and providing the information.

     Noneconomic Residual Interests. The REMIC regulations would disregard some transfers of residual certificates, in which case the transferor would continue to be treated as the owner of the residual certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC pool. Under the REMIC regulations, a transfer of a noneconomic residual interest, as defined below, to a residual certificateholder, other than a residual certificateholder who is not a U.S. Person, is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC, including a residual interest with a positive value at issuance, is a noneconomic residual interest unless, at the time of the transfer:

     o the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs; and

     o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "--Disqualified Organizations." The REMIC regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if:

     o the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future;

     o the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due; and

     o the transferee represents that it will not cause the income with respect to the residual interest to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of a transferee or of any other United States Person.

The pooling and servicing agreement with respect to each series of certificates will require the transferee of a residual certificate to certify to the matters in the preceding sentence as part of the affidavit described above under



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

the heading "--Disqualified Organizations." The transferor must have no actual knowledge or reason to know that the statements are false.

     In addition to the three conditions set forth above for the transferor of a noneconomic residual interest to be presumed not to have knowledge that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC, a fourth requirement must be satisfied in one of two alternative ways. The first way such fourth requirement may be satisfied is that the present value of the anticipated tax liabilities associated with holding the noneconomic residual interest not exceed the sum of:

     o the present value of any consideration given to the transferee to acquire the interest;

     o the present value of the expected future distributions on the interest; and

     o the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

For purposes of the computations under this alternative, the transferee is assumed to pay tax at the highest corporate tax rate (currently 35%) or, in certain circumstances, the alternative minimum tax rate. Further, present values generally are computed using a discount rate equal to the short-term Federal rate set forth in Internal Revenue Code Section 1274(d) at the time of the transfer and the compounding method of the transferee.

The second way such fourth requirement may be satisfied is:

     o the transferee must be a domestic "C" corporation (other than a corporation exempt from taxation or a regulated investment company or real estate investment trust) that meets certain gross and net asset tests (generally, $100 million of gross assets and $10 million of net assets for the current year and the two preceding fiscal years, excluding certain related party obligations);

     o the transferee must agree in writing that it will transfer the residual interest only to a subsequent transferee that is an eligible corporation and meets the requirements for this safe harbor transfer; and

     o the facts and circumstances known to the transferor on or before the date of the transfer must not reasonably indicate that the taxes associated with ownership of the residual interest will not be paid by the transferee.

     Foreign Investors. The REMIC regulations provide that the transfer of a residual certificate that has tax avoidance potential to a foreign person will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a U.S. Person, unless the transferee's income is effectively connected with the conduct of a trade or business within the United States. A residual certificate is deemed to have tax avoidance potential unless, at the time of the transfer:

     o the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer; and

     o the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid.

If the non-U.S. Person transfers the residual certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

     The prospectus supplement relating to a series of certificates may provide that a residual certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which the transfer may be made.



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

SALE OR EXCHANGE OF A RESIDUAL CERTIFICATE

     Upon the sale or exchange of a residual certificate, the residual certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis, as described above under "Taxation of Residual Certificates--Basis and Losses," of the residual certificateholder in the residual certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC pool, a residual certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC pool exceeds the adjusted basis on that distribution date. The income will be treated as gain from the sale or exchange of the residual certificate. It is possible that the termination of the REMIC pool may be treated as a sale or exchange of a residual certificateholder's residual certificate, in which case, if the residual certificateholder has an adjusted basis in the residual certificateholder's residual certificate remaining when its interest in the REMIC pool terminates, and if the residual certificateholder holds the residual certificate as a capital asset under Internal Revenue Code Section 1221, then the residual certificateholder will recognize a capital loss at that time in the amount of the remaining adjusted basis.

     Any gain on the sale of a residual certificate will be treated as ordinary income if one or both of the following conditions are met:

     o if a residual certificate is held as part of a conversion transaction as defined in Internal Revenue Code Section 1258(c), up to the amount of interest that would have accrued on the residual certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of the transaction; or

     o in the case of a non-corporate taxpayer, to the extent the taxpayer has made an election under Internal Revenue Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates.

In addition, gain or loss recognized from the sale of a residual certificate by banks or thrift institutions will be treated as ordinary income or loss pursuant to Internal Revenue Code Section 582(c).

     The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Internal Revenue Code Section 1091 will apply to dispositions of residual certificates where the seller of the residual certificate, during the period beginning six months before the sale or disposition of the residual certificate and ending six months after the sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a taxable mortgage pool (such as a non-REMIC owner trust) that is economically comparable to a residual certificate.

MARK-TO-MARKET REGULATIONS

     Regulations under Internal Revenue Code Section 475, relating to the requirement that a securities dealer mark-to-market securities held for sale to customers, provide that, for purposes of the mark-to-market requirement, a residual certificate is not treated as a security and thus may not be marked-to-market.

TAXES THAT MAY BE IMPOSED ON THE REMIC POOL

     Prohibited Transactions. Income from some transactions by the REMIC pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of residual certificateholders, but rather will be taxed directly to the REMIC pool at a 100% rate. Prohibited transactions generally include:

     1.   the disposition of a qualified mortgage other than pursuant to:



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          o    a substitution within two years of the startup day for a
               defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the startup day;

          o    foreclosure, default or imminent default of a qualified mortgage;

          o    bankruptcy or insolvency of the REMIC pool; or

          o    qualified (complete) liquidation;

     2. the receipt of income from assets that are not the type of mortgages or investments that the REMIC pool is permitted to hold;

     3.   the receipt of compensation for services; or

     4. the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation.

     Notwithstanding (1) and (4), it is not a prohibited transaction to sell REMIC pool property to prevent a default on regular certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the certificates is outstanding). The REMIC regulations indicate that the modification of a mortgage loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the mortgage loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate mortgage loan.

     Contributions to the REMIC Pool After the Startup Day. In general, the REMIC pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC pool after the startup day. Exceptions are provided for cash contributions to the REMIC pool made under the following circumstances:

     o    during the three months following the startup day;

     o    if made to a qualified reserve fund by a residual certificateholder;

     o    if in the nature of a guarantee;

     o    if made to facilitate a qualified liquidation or clean-up call; and

     o    if as otherwise permitted in Treasury regulations yet to be issued.

     Net Income from Foreclosure Property. The REMIC pool will be subject to federal income tax at the highest corporate rate on net income from foreclosure property, determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as foreclosure property until the close of the third calendar year following the year of acquisition, with possible extensions of up to an additional three years. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

     It is not anticipated that the REMIC pool will receive income or gain subject to prohibited transactions taxes or contributions subject to tax. As described in "Description of the Pooling and Servicing Agreements -- Realization upon Defaulted Mortgage Loans" with respect to net income from foreclosure property from a property that secured a mortgage loan, in some circumstances income from such a property may be subject to taxation when it is held by the REMIC pool.

     Liquidation of the REMIC Pool. If a REMIC pool adopts a plan of complete liquidation, within the meaning of Internal Revenue Code Section
860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC pool's



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final tax return a date on which the adoption is deemed to occur, and sells all of its assets, other than cash, within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC pool credits or distributes in liquidation all of the sale proceeds plus its cash, other than amounts retained to meet claims, to holders of regular certificates and residual certificateholders within the 90-day period.

     Administrative Matters. The REMIC pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for the income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The trustee will be required to sign the REMIC pool's returns. Treasury regulations provide that, except where there is a single residual certificateholder for an entire taxable year, the REMIC pool will be subject to the procedural and administrative rules of the Internal Revenue Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The residual certificateholder owning the largest percentage interest in the residual certificates will be obligated to act as tax matters person, as defined in the applicable Treasury regulations, with respect to the REMIC pool. Each residual certificateholder will be deemed, by acceptance of the residual certificates, to have agreed to:

     o the appointment of the tax matters person as provided in the preceding sentence; and

     o the irrevocable designation of the servicer as agent for performing the functions of the tax matters person.

LIMITATIONS ON DEDUCTION OF SOME EXPENSES

     An investor who is an individual, estate or trust will be subject to limitation with respect to some itemized deductions described in Internal Revenue Code Section 67, to the extent that the itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Internal Revenue Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced.

     In the case of a REMIC pool, the deductions may include deductions under Internal Revenue Code Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC pool, or any similar expenses allocated to the REMIC pool with respect to a regular interest it holds in another REMIC. Investors who hold REMIC certificates either directly or indirectly through pass-through entities may have their pro rata share of the expenses allocated to them as additional gross income, but may be subject to the limitation on deductions. In addition, those expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of residual certificates in the case of a REMIC pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, the additional gross income and limitation on deductions will apply to the allocable portion of the expenses to holders of regular certificates, as well as holders of residual certificates, where regular certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, the allocable portion will be determined based on the ratio that a REMIC certificateholder's income, determined on a daily basis, bears to the income of all holders of regular certificates and residual certificates with respect to a REMIC pool. As a result, individuals, estates or trusts holding REMIC certificates, either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or other pass-through entities described in the foregoing temporary Treasury regulations, may have taxable income in excess of the interest income at the pass-through rate on regular certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on residual certificates. Unless otherwise indicated in the applicable prospectus supplement, all the expenses will be allocable to the residual certificates.

TAXATION OF FOREIGN INVESTORS

     A regular certificateholder that is not a "United States Person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a regular certificate will not, unless otherwise disclosed in the related prospectus supplement, be subject to United



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

States federal income or withholding tax in respect of a distribution on a regular certificate, provided that the holder complies to the extent necessary with identification requirements, including delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that such certificateholder is not a United States Person and providing the name and address of such certificateholder. For these purposes, "United States Person" means a citizen or resident of the United States, a corporation or partnership (except as may be provided in Treasury regulations) created or organized in, or under the laws of, the United States, any State or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a regular certificate held by a residual certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC residual certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation. It is possible, under regulations promulgated under Section 881 of the Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may not be available to a holder who is not a United States Person and owns 10% or more of one or more underlying mortgagors or, if the holder is a controlled foreign corporation, it is related to one or more underlying mortgagors.

     Further, it appears that a regular certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     The Treasury Department issued regulations which prescribe new certification requirements to establish exemptions from withholding, backup withholding and information reporting rules. The regulations are generally effective for distributions made after December 31, 2000. Prospective investors are urged to consult their own tax advisors regarding the regulations.

     Unless otherwise stated in the related prospectus supplement, transfers of residual certificates to investors that:

     o    are not United States Persons; or

     o are United States Persons and classified as partnerships under the Internal Revenue Code, if any of their beneficial owners are not United States Persons,

will be prohibited under the related pooling and servicing agreement.

     Backup Withholding. Distributions made on the regular certificates, and proceeds from the sale of the regular certificates to or through some brokers, may be subject to a backup withholding tax under Internal Revenue Code Section 3406 at a rate of 28% (increasing to 31% after 2010) on reportable payments (including interest distributions, original issue discount, and, under some circumstances, principal distributions) unless the regular certificateholder complies with some reporting and/or certification procedures, including the provision of its taxpayer identification number to the trustee, its agent or the broker who effected the sale of the regular certificate, or the certificateholder is otherwise an exempt recipient under applicable provisions of the Internal Revenue Code. Any amounts to be withheld from distribution on the regular certificates would be refunded by the Service or allowed as a credit against the regular certificateholder's federal income tax liability.

     Reporting Requirements. Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the regular certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of regular certificates or beneficial owners who own regular certificates through a broker or middleman as nominee.



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

All brokers, nominees and all other non-exempt holders of record of regular certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request the information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of regular certificates. Holders through nominees must request information from the nominee.

     The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC pool to each residual certificateholder by the end of the month following the close of each calendar quarter, 41 days after the end of a quarter under proposed Treasury regulations, in which the REMIC pool is in existence.

     Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to residual certificateholders, furnished annually, if applicable, to holders of regular certificates, and filed annually with the Service concerning Internal Revenue Code Section 67 expenses (see "Limitations on Deduction of Some Expenses" above) allocable to the holders. Furthermore, under the regulations, information must be furnished quarterly to residual certificateholders, furnished annually to holders of regular certificates, and filed annually with the Service concerning the percentage of the REMIC pool's assets meeting the qualified asset tests described above under "--Federal Income Tax Consequences for REMIC Certificates--Qualification as a REMIC."

FEDERAL INCOME TAX CONSEQUENCES FOR CERTIFICATES AS TO WHICH NO REMIC ELECTION IS MADE

     STANDARD CERTIFICATES

     General. In the event that no election is made to treat a trust fund or a segregated pool of assets therein with respect to a series of certificates that are not designated as stripped certificates, or as a REMIC, the trust fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Internal Revenue Code and not as a partnership, an association taxable as a corporation or a taxable mortgage pool within the meaning of Internal Revenue Code Section 7701(i). Where there is no fixed retained yield with respect to the mortgage loans underlying the standard certificates, the holder of each standard certificate in the series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the trust fund represented by its standard certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the mortgage loans, subject to the discussion below under "--Premium and Discount--Recharacterization of Servicing Fees." Accordingly, the holder of a standard certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the mortgage loans represented by its standard certificate, including interest at the coupon rate on the mortgage loans, original issue discount, if any, prepayment fees, assumption fees, and late payment charges received by the servicer, in accordance with the standard certificateholder's method of accounting. A standard certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the trust fund in accordance with its method of accounting, provided that the amounts are reasonable compensation for services rendered to that trust fund. However, investors who are individuals, estates or trusts who own standard certificates, either directly or indirectly through some pass-through entities, will be subject to limitation with respect to some itemized deductions described in Internal Revenue Code Section 67, including deductions under Internal Revenue Code Section 212 for the servicing fee and all the administrative and other expenses of the trust fund, to the extent that the deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Internal Revenue Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced. As a result, investors holding standard certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on the standard certificates with respect to interest at the pass-through rate on the standard certificates. In addition, the expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause the investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the mortgage loans underlying a series of standard certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the stripped bond and stripped coupon rules of the Internal Revenue Code, as described below under "Stripped Certificates" and "--Premium and Discount--Recharacterization of Servicing Fees," respectively.

     Tax Status.



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

     Standard certificates will have the following status for federal income tax purposes:

     1. A standard certificate owned by a domestic building and loan association within the meaning of Internal Revenue Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Internal Revenue Code Section 7701(a)(19)(C)(v), provided that the real property securing the mortgage loans represented by that standard certificate is of the type described in the section of the Internal Revenue Code.

     2. A standard certificate owned by a real estate investment trust will be considered to represent real estate assets within the meaning of Internal Revenue Code Section 856(c)(5)(B) to the extent that the assets of the related trust fund consist of qualified assets, and interest income on the assets will be considered interest on obligations secured by mortgages on real property to the extent within the meaning of Internal Revenue Code Section 856(c)(3)(B).

     3. A standard certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Internal Revenue Code
          Section 860G(a)(3)(A) to the extent that the assets of the related trust fund consist of qualified mortgages within the meaning of Internal Revenue Code Section 860G(a)(3).

     Premium and Discount

     Standard certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of standard certificates or thereafter.

     Premium. The treatment of premium incurred upon the purchase of a standard certificate will be determined generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium."

     Original Issue Discount. The original issue discount rules will be applicable to a standard certificateholder's interest in those mortgage loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors, other than individuals, originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID regulations, the original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Internal Revenue Code provisions or, under some circumstances, by the presence of teaser rates on the mortgage loans.

     Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to the income. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of the accrual. However, Internal Revenue Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans acquired by a standard certificateholder are purchased at a price equal to the then unpaid principal amount of the mortgage loans, no original issue discount attributable to the difference between the issue price and the original principal amount of the mortgage loans (i.e., points) will be includible by the holder.

     Market Discount. Standard certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the mortgage loans will be determined and will be generally reported as ordinary income generally in the manner described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," except that it is unclear whether a prepayment assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the mortgage loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable prospectus supplement, no prepayment assumption will be assumed for purposes of the accrual.



                                       97
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     Recharacterization of Servicing Fees. If the servicing fee paid to the servicer were deemed to exceed reasonable servicing compensation, the amount of the excess would represent neither income nor a deduction to certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the standard certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that the amount would exceed reasonable servicing compensation as to some of the mortgage loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation, known as excess servicing, will cause the mortgage loans to be treated under the stripped bond rules. The guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of the amounts is not greater than the value of the services provided.

     Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of the amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the mortgage loans. Under the rules of Internal Revenue Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of the mortgage loans as stripped coupons and stripped bonds. Subject to the de minimis rule discussed below under "--Stripped Certificates," each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the standard certificates, and the original issue discount rules of the Internal Revenue Code would apply to its holder. While standard certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of the trust could be viewed as excluding the portion of the mortgage loans the ownership of which is attributed to the servicer, or as including the portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, the recharacterization should not have any significant effect upon the timing or amount of income reported by a standard certificateholder, except that the income reported by a cash method holder may be slightly accelerated.

     You should also review "--Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

     Sale or Exchange of Standard Certificates. Upon sale or exchange of a standard certificate, a standard certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the mortgage loans and the other assets represented by the standard certificate. In general, the aggregate adjusted basis will equal the standard certificateholder's cost for the standard certificate, increased by the amount of any income previously reported with respect to the standard certificate and decreased by the amount of any losses previously reported with respect to the standard certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any mortgage loans, and except for some financial institutions subject to the provisions of Internal Revenue Code Section 582(c), any related gain or loss would be capital gain or loss if the standard certificate was held as a capital asset. However, gain on the sale of a standard certificate will be treated as ordinary income:

     o if a standard certificate is held as part of a conversion transaction as defined in Internal Revenue Code Section 1258(c), up to the amount of interest that would have accrued on the standard certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of the transaction; or

     o in the case of a non-corporate taxpayer, to the extent the taxpayer has made an election under Internal Revenue Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates.



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     Capital gains of non-corporate taxpayers are subject to a lower maximum tax rate than ordinary income of those taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

     Holders that recognize a loss on a sale or exchange of a standard certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax returns.




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     STRIPPED CERTIFICATES

     General. Pursuant to Internal Revenue Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of stripped bonds with respect to principal payments and stripped coupons with respect to interest payments. For purposes of this discussion, certificates that are subject to those rules will be referred to as stripped certificates. Stripped certificates include stripped interest certificates and stripped principal certificates as to which no REMIC election is made.

     The certificates will be subject to those rules if the following occur:

     o we retain, for our own account or for purposes of resale, in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the mortgage loans;

     o the servicer is treated as having an ownership interest in the mortgage loans to the extent it is paid, or retains, servicing compensation in an amount greater than reasonable consideration for servicing the mortgage loans (see "--Standard Certificates--Recharacterization of Servicing Fees" above); and

     o certificates are issued in two or more classes or subclasses representing the right to non-pro rata percentages of the interest and principal payments on the mortgage loans.

     In general, a holder of a stripped certificate will be considered to own stripped bonds with respect to its pro rata share of all or a portion of the principal payments on each mortgage loan and/or stripped coupons with respect to its pro rata share of all or a portion of the interest payments on each mortgage loan, including the stripped certificate's allocable share of the servicing fees paid to the servicer, to the extent that the fees represent reasonable compensation for services rendered. See discussion above under "--Standard Certificates--Recharacterization of Servicing Fees." Although not free from doubt, for purposes of reporting to stripped certificateholders, the servicing fees will be allocated to the stripped certificates in proportion to the respective entitlements to distributions of each class or subclass of stripped certificates for the related period or periods. The holder of a stripped certificate generally will be entitled to a deduction each year in respect of the servicing fees, as described above under "--Standard Certificates--General," subject to the limitation described therein.

     Internal Revenue Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that the stripped interest is purchased. Although the treatment of stripped certificates for federal income tax purposes is not clear in some respects at this time, particularly where the stripped certificates are issued with respect to a mortgage pool containing variable-rate mortgage loans, in the opinion of Cadwalader, Wickersham & Taft, our counsel that the trust fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Internal Revenue Code and not as an association taxable as a corporation or a taxable mortgage pool within the meaning of Internal Revenue Code Section 7701(i).

     Each stripped certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Internal Revenue Code Section 1286, Internal Revenue Code Sections 1272 through 1275, and the OID regulations. While under Internal Revenue Code Section 1286 computations with respect to stripped certificates arguably should be made in one of the ways described below under "--Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The pooling and servicing agreement requires that the trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

     Furthermore, Treasury regulations assume that a stripped certificate will be treated as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount and that the interest component of the stripped certificate would be treated as qualified stated interest under the OID regulations. Further pursuant to these final regulations the purchaser of the stripped certificate will be required to account for any discount as market discount rather than original issue discount unless either:



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     o    the initial discount with respect to the stripped certificate was treated as zero under the de minimis rule of Internal Revenue Code
          Section 1273(a)(3); or

     o no more than 100 basis points in excess of reasonable servicing is stripped off the related mortgage loans. Any related market discount would be reportable as described under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in the computation.

     Status of Stripped Certificates. No specific legal authority exists as to whether the character of the stripped certificates, for federal income tax purposes, will be the same as that of the mortgage loans. Although the issue is not free from doubt, our counsel has advised us that stripped certificates owned by applicable holders should be considered to represent real estate assets within the meaning of Internal Revenue Code Section 856(c)(5)(B), "obligation[s] principally secured by an interest in real property" within the meaning of Internal Revenue Code Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Internal Revenue Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to stripped certificates should be considered to represent interest on obligations secured by mortgages on real property within the meaning of Internal Revenue Code Section 856(c)(3)(B), provided that in each case the mortgage loans and interest on the mortgage loans qualify for that treatment.

     Taxation of Stripped Certificates.

     Original Issue Discount. Except as described above under "--General," each stripped certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a stripped certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to that income. Based in part on the OID regulations and the amendments to the original issue discount sections of the Internal Revenue Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a stripped certificate, referred to in this discussion as a stripped certificateholder, in any taxable year likely will be computed generally as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Variable Rate Regular Certificates." However, with the apparent exception of a stripped certificate qualifying as a market discount obligation, as described above under "--General," the issue price of a stripped certificate will be the purchase price paid by each holder of a stripped certificate, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the stripped certificate to the stripped certificateholder, presumably under the prepayment assumption.

     If the mortgage loans prepay at a rate either faster or slower than that under the prepayment assumption, a stripped certificateholder's recognition of original issue discount will be either accelerated or decelerated and the amount of the original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each mortgage loan represented by the stripped certificateholder's stripped certificate. While the matter is not free from doubt, the holder of a stripped certificate should be entitled in the year that it becomes certain, assuming no further prepayments, that the holder will not recover a portion of its adjusted basis in the stripped certificate to recognize an ordinary loss equal to the portion of unrecoverable basis.

     As an alternative to the method described above, the fact that some or all of the interest payments with respect to the stripped certificates will not be made if the mortgage loans are prepaid could lead to the interpretation that the interest payments are contingent within the meaning of the OID regulations. The OID regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the stripped certificates. However, if final regulations dealing with contingent interest with respect to the stripped certificates apply the same principles as the OID regulations, the regulations may lead to different timing of income inclusion that would be the case under the OID regulations. Furthermore, application of the principles could lead to the characterization of gain on the sale of contingent interest stripped certificates as ordinary income. You should consult your tax advisors regarding the appropriate tax treatment of stripped certificates.



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     Sale or Exchange of Stripped Certificates. Sale or exchange of a stripped certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the stripped certificateholder's adjusted basis in the stripped certificate, as described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Regular Certificates--Sale or Exchange of Regular Certificates." To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the stripped certificates, the subsequent purchaser will be required for federal income tax purposes to accrue and report the excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a stripped certificateholder other than an original stripped certificateholder should be the prepayment assumption or a new rate based on the circumstances at the date of subsequent purchase.

     Holders that recognize a loss on a sale or exchange of a stripped certificate for federal income tax purposes in excess of certain threshold amounts should consult their tax advisors as to the need to file IRS Form 8886 (disclosing certain potential tax shelters) on their federal income tax returns.

     Purchase of More than One Class of Stripped Certificates. Where an investor purchases more than one class of stripped certificates, it is currently unclear whether for federal income tax purposes the classes of stripped certificates should be treated separately or aggregated for purposes of the rules described above.

     Possible Alternative Characterizations. The characterizations of the stripped certificates discussed above are not the only possible interpretations of the applicable Internal Revenue Code provisions. For example, the stripped certificateholder may be treated as the owner of any of the following:

     o one installment obligation consisting of the Stripped Certificate's pro rata share of the payments attributable to principal on each mortgage loan and a second installment obligation consisting of the Stripped Certificate's pro rata share of the payments attributable to interest on each mortgage loan;

     o as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each mortgage loan; or

     o a separate installment obligation for each mortgage loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect to it.

     Alternatively, the holder of one or more classes of stripped certificates may be treated as the owner of a pro rata fractional undivided interest in each mortgage loan to the extent that the Stripped Certificate, or classes of stripped certificates in the aggregate, represent the same pro rata portion of principal and interest on each mortgage loan, and a stripped bond or stripped coupon, as the case may be, treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Internal Revenue Code Section 1286.

     Because of these possible varying characterizations of stripped certificates and the resultant differing treatment of income recognition, stripped certificateholders are urged to consult their own tax advisors regarding the proper treatment of stripped certificates for federal income tax purposes.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o the amount of servicing compensation received by a master servicer or special servicer, and



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     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On June 20, 2002, the Service published proposed regulations, which will, when effective, establish a reporting framework for interests in "widely held fixed investment trusts" that will place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as any entity classified as a "trust" under Treasury Regulation Section 301.7701-4(c) in which any interest is held by a middleman, which includes, but is not limited to:

     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     These regulations were proposed to be effective beginning January 1, 2004.

     FEDERAL INCOME TAX CONSEQUENCES FOR FASIT CERTIFICATES

     If and to the extent set forth in the prospectus supplement relating to a particular series of certificates, an election may be made to treat the related trust fund or one or more segregated pools of assets therein as one or more financial asset securitization investment trusts, or FASITs, within the meaning of Internal Revenue Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with some conditions. With respect to each series of FASIT certificates, Cadwalader, Wickersham & Taft LLP, our counsel, will advise us that in the firm's opinion, assuming the making of such an election, compliance with the pooling and servicing agreement and compliance with any changes in the law, including any amendments to the Internal Revenue Code or applicable Treasury Regulations thereunder, each FASIT pool will qualify as a FASIT. In that case, the regular certificates will be considered to be regular interests in the FASIT and will be treated for federal income tax purposes as if they were newly originated debt instruments, and the residual certificate will be considered the ownership interest in the FASIT pool. The prospectus supplement for each series of certificates will indicate whether one or more FASIT elections will be made with respect to the related trust fund.

     No final Treasury regulations have as yet been issued detailing the circumstances under which a FASIT election may be made or the consequences of such an election. If a FASIT election is made with respect to any trust fund or as to any segregated pool of assets therein, the related prospectus supplement will describe the federal income tax consequences of the election.

     REPORTING REQUIREMENTS AND BACKUP WITHHOLDING

     The trustee will furnish, within a reasonable time after the end of each calendar year, to each standard certificateholder or stripped certificateholder at any time during the year, the information, prepared on the basis described above, as the trustee deems to be necessary or desirable to enable the certificateholders to prepare their federal income tax returns. The information will include the amount of original issue discount accrued on certificates held by persons other than certificateholders exempted from the reporting requirements. The amounts required to be reported by the trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a certificateholder, other than an original certificateholder that purchased at the issue price. In particular, in the case of stripped certificates, unless provided otherwise in the applicable prospectus supplement, the



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reporting will be based upon a representative initial offering price of each class of stripped certificates. The trustee will also file the original issue discount information with the Service. If a certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, backup withholding at a rate of 28% (increasing to 31% after 2010) may be required in respect of any reportable payments, as described above under "--Federal Income Tax Consequences for REMIC Certificates--Backup Withholding."

     TAXATION OF FOREIGN INVESTORS

     To the extent that a Certificate evidences ownership in mortgage loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Internal Revenue Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-United States Persons generally will be subject to 30% United States withholding tax, or the lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the standard certificateholder or stripped certificateholder on original issue discount recognized by the standard certificateholder or stripped certificateholders on the sale or exchange of the Certificate also will be subject to federal income tax at the same rate.

     Treasury regulations provide that interest or original issue discount paid by the trustee or other withholding agent to a Non-United States Person evidencing ownership interest in mortgage loans issued after July 18, 1984 will be portfolio interest and will be treated in the manner, and the persons will be subject to the same certification requirements, described above under "--Federal Income Tax Consequences for REMIC Certificates--Taxation of Foreign Investors--Regular Certificates."


                       STATE AND OTHER TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," you should consider the state and local tax consequences of the acquisition, ownership, and disposition of the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, you should consult your own tax advisors with respect to the various tax consequences of investments in the offered certificates.


                              ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended, and
Section 4975 of the Internal Revenue Code impose some requirements on employee benefit plans, and on some other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, collective investment funds, insurance company separate accounts and some insurance company general accounts in which the plans, accounts or arrangements are invested, and on persons who are fiduciaries with respect to plans in connection with the investment of plan assets.

     ERISA generally imposes on Plan fiduciaries some general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and Section 4975 of the Internal Revenue Code prohibit a broad range of transactions involving assets of a Plan and parties in interest who have some specified relationships to the Plan, unless a statutory or administrative exemption is available. Parties in interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Internal Revenue Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in Section 406 of ERISA and Section 4975 of the Internal Revenue Code. Special caution should be exercised before the assets of a Plan are used to purchase a Certificate if, with respect to the assets, we, the servicer, a special servicer or any sub-servicer or the trustee or an affiliate thereof, either:



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     o    has discretionary authority or control with respect to the investment of the assets of the Plan; or

     o has authority or responsibility to give, or regularly gives, investment advice with respect to the assets of the Plan for a fee and pursuant to an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to the assets and that the advice will be based on the particular investment needs of the Plan.

     Before purchasing any offered certificates, a Plan fiduciary should consult with its counsel and determine whether there exists any prohibition to the purchase under the requirements of ERISA, whether any prohibited transaction class exemption or any individual prohibited transaction exemption, as described below, applies, including whether the appropriate conditions set forth therein would be met, or whether any statutory prohibited transaction exemption is applicable, and further should consult the applicable prospectus supplement relating to the series of certificates.

     Some employee benefit plans, such as governmental plans, as defined in
Section 3(32) of ERISA, and, if no election has been made under Section 410(d) of the Internal Revenue Code, church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements. However, such plans may be subject to the provisions of other applicable federal and state law materially similar to the foregoing provisions of ERISA and the Internal Revenue Code. Moreover, any governmental or church plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code is subject to the prohibited transaction rules set forth in Section 503 of the Internal Revenue Code.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the trust assets to be deemed plan assets. Section 2510.3-101 of the regulations of the Department of Labor provides that, when a Plan acquires an equity interest in an entity, the Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless some exceptions not applicable to this discussion apply, or unless the equity participation in the entity by benefit plan investors, i.e., Plans, whether or not subject to ERISA, and entities whose underlying assets include plan assets, is not significant. For this purpose, the plan asset regulations provide, in general, that participation in an entity, such as a trust fund, is significant if, immediately after the most recent acquisition of any equity interest, 25% or more of any class of equity interests, such as certificates, is held by benefit plan investors. Unless restrictions on ownership of and transfer to plans apply with respect to a series of certificates, we cannot assure you that benefit plan investors will not own at least 25% of a class of certificates.

     Any person who has discretionary authority or control respecting the management or disposition of plan assets, and any person who provides investment advice with respect to the assets for a fee, is a fiduciary of the investing Plan. If the trust assets constitute plan assets, then any party exercising management or discretionary control regarding those assets, such as a servicer, a special servicer or any sub-servicer, may be deemed to be a Plan fiduciary with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code. In addition, if the trust assets constitute plan assets, the purchase of certificates by a Plan, as well as the operation of the trust fund, may constitute or involve one or more prohibited transactions under ERISA, Section 4975 of the Internal Revenue Code or Similar Law.

ADMINISTRATIVE EXEMPTIONS

     Several underwriters of mortgage-backed securities have applied for and obtained from the Department of Labor individual prohibited transaction exemptions that apply to the purchase and holding of mortgage-backed securities which, among other conditions, are sold in an offering with respect to which that underwriter serves as the sole or a managing underwriter or as a selling or placement agent. If such an exemption may be applicable to a series of certificates, the related prospectus supplement will refer to the possibility, as well as provide a summary of the conditions to the exemption's applicability.



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UNRELATED BUSINESS TAXABLE INCOME; RESIDUAL CERTIFICATES

     The purchase of a residual certificate by any employee benefit plan qualified under Section 401(a) of the Internal Revenue Code and exempt from taxation under Section 501(a) of the Internal Revenue Code Section, including most Plans, may give rise to unrelated business taxable income as described in Sections 511-515 and 860E of the Internal Revenue Code. Further, prior to the purchase of residual certificates, a prospective transferee may be required to provide an affidavit to a transferor that it is not, nor is it purchasing a residual certificate on behalf of, a Disqualified Organization, which term as defined above includes some tax-exempt entities not subject to Section 511 of the Internal Revenue Code including some governmental plans, as discussed above under the caption "Material Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates--Taxation of Residual Certificates--Tax-Related Restrictions on Transfer of Residual Certificates--Disqualified Organizations."

     Due to the complexity of these rules and the penalties that may be imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries consult with their counsel regarding the consequences under ERISA of their acquisition and ownership of certificates.


                                LEGAL INVESTMENT

     The offered certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, only if so specified in the related prospectus supplement. The appropriate characterization of those certificates not qualifying as "mortgage related securities", called non-SMMEA certificates, under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase those certificates, may be subject to significant interpretive uncertainties. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, capital requirements, or regulatory review by regulatory authorities should consult their own legal advisors in determining whether and to what extent the non-SMMEA certificates constitute legal investments for them.

     Generally, only classes of offered certificates that meet the following criteria will be "mortgage related securities" for purposes of SMMEA:

     o are rated in one of the two highest rating categories by one or more nationally recognized statistical rating organizations;

     o are part of a series evidencing interests in a trust fund consisting of loans originated by those types of originators specified in SMMEA; and

     o are part of a series evidencing interests in a trust fund consisting of mortgage loans each of which is secured by a first lien on real estate.

     Those classes of offered certificates qualifying as "mortgage related securities" will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including depository institutions, insurance companies, trustees and pension funds, created pursuant to or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that obligations issued by or guaranteed as to principal and interest by the United States or any of its agencies or instrumentalities constitute legal investments for those entities under applicable law.

     Under SMMEA, a number of states enacted legislation, on or prior to the October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in "mortgage related securities" secured by liens on residential or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" to include, in relevant part, offered certificates satisfying the rating and



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

qualified originator requirements for "mortgage related securities", but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in qualifying "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows:

     o federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby;

     o    federal credit unions may invest in those securities; and

     o national banks may purchase those securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh).

     Subject in each case to those regulations as the applicable federal regulatory authority may prescribe. In this connection, the Office of the Comptroller of the Currency, called the OCC, has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with general standards in 12 C.F.R. Section 1.5 concerning "safety and soundness" and retention of credit information, certain "Type IV securities," defined in 12 C.F.R. Section 1.2(m) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks.

     The National Credit Union Administration, or NCUA, has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in "mortgage related securities" other than stripped mortgage related securities, residual interests in mortgage related securities, and commercial mortgage related securities, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's "investment pilot program" under 12 C.F.R. ss. 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. ss. 742.4(b)(2).

     The Office of Thrift Supervision, or OTS, has issued Thrift Bulletin 13a (December 1, 1998), "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities," and Thrift Bulletin 73a (December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment Securities and End-User Derivatives Activities" of the Federal Financial Institutions Examination Council, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the OCC and the OTS effective May 26, 1998, and by the NCUA effective October 1, 1998. That policy statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products, used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by those authorities before purchasing any class of the offered certificates, as some classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies or guidelines, in some instances irrespective of SMMEA.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying", and, with regard to any class of the offered certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

     Except as to the status of some classes of offered certificates as "mortgage related securities", no representations are made as to the proper characterization of any class of offered certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. The uncertainties described above--and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the offered certificates--may adversely affect the liquidity of any class of offered certificates.

     Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you should consult with your own legal advisors in determining whether and to what extent the offered certificates of any class constitute legal investments or are subject to investment, capital or other restrictions and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to you.


                             METHOD OF DISTRIBUTION

     The certificates offered hereby and by related prospectus supplements will be offered in series through one or more of the methods described below. The prospectus supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to us from that sale.

     We intend that certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of offered certificates may be made through a combination of two or more of these methods. The methods are as follows:

     o by negotiated firm commitment underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

     o by placements through one or more placement agents specified in the related prospectus supplement primarily with institutional investors and dealers; and

     o    through direct offerings by us.

     If specified in the prospectus supplement relating to a series of offered certificates, we or any of our affiliates or any other person or persons specified in the prospectus supplement (including originators of mortgage loans) may purchase some or all of one or more classes of offered certificates of that series from the underwriter or underwriters or any other person or persons specified in the prospectus supplement. Pursuant to this prospectus and the related prospectus supplement, a purchaser may thereafter from time to time offer and sell some or all of the certificates directly, or through one or more underwriters to be designated at the time of the offering of the certificates, or through dealers (whether acting as agent or as principal) or in any other manner that may be specified in the related prospectus supplement. The offering may be restricted in the manner specified in the related prospectus supplement. The transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefore. The underwriters may be broker-dealers affiliated with us whose identities and relationships to us will be as set forth in the related prospectus supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of offered certificates will be set forth in the cover of the prospectus supplement relating to that series and the members of the underwriting syndicate, if any, will be named in the prospectus supplement.

     In connection with the sale of the offered certificates, underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the certificates may be deemed to be underwriters in connection with those certificates, and any discounts or commissions received by them from us and any profit on the resale of certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of any series of certificates will provide that the obligations of the underwriters will be subject to some conditions precedent, including the following:

     o that the underwriters will be obligated to purchase all certificates if any are purchased, other than in connection with an underwriting on a best efforts basis; and

     o that we will indemnify the several underwriters, and each person, if any, who controls any related underwriters within the meaning of
          Section 15 of the Securities Act, against some civil liabilities, including liabilities under the Securities Act, or will contribute to payments required to be made in respect of the Securities Act.

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of certificates of those series.

     We anticipate that the certificates offered hereby will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of their purchases, be deemed to be underwriters within the meaning of the Securities Act in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any related reoffer or sale.

     As to each series of certificates, only those classes rated in an investment grade rating category by any rating agency will be offered hereby. Any unrated class may be initially retained by us, and may be sold by us at any time to one or more institutional investors.

     If and to the extent required by applicable law or regulation, this prospectus will be used by Bear, Stearns & Co. Inc., our affiliate, in connection with offers and sales related to market-making transactions in the offered certificates previously offered hereunder in transactions in which Bear, Stearns & Co. Inc. acts as principal. Bear, Stearns & Co. Inc. may also act as agent in those transactions. Sales may be made at negotiated prices determined at the time of sale.


                       WHERE YOU CAN FIND MORE INFORMATION

     We have filed with the SEC a registration statement, including this prospectus and a form of the prospectus supplement, under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the applicable prospectus supplement relating to each series of offered certificates contain summaries of the material terms of the documents referred to, but do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus and the applicable

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prospectus supplement, you should refer to the registration statement and the exhibits to the registration statement. The registration statement and the exhibits can be inspected and copied at the Public Reference Room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's regional offices at 233 Broadway, New York, New York 10279, and Citicorp Center, 500 West Madison Street, Suite 1500, Chicago, Illinois 60661. Copies of these materials can be obtained at prescribed rates from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains a public access site on the Internet through the World Wide Web at which provides on-line access to reports, proxy and information statements and other information regarding registrants that file electronically with the SEC at the address http://www.sec.gov.


                 INCORPORATION OF SOME INFORMATION BY REFERENCE

     The SEC allows us to incorporate by reference information that we file with the SEC, which allows us to disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and the applicable prospectus supplement. Information that we file later with the SEC will automatically update the information in this prospectus and the applicable prospectus supplement. In all cases, you should rely on the later information over different information included in this prospectus or the applicable prospectus supplement. As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling:
Bear Stearns Commercial Mortgage Securities Inc., 383 Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel (212) 272-2000. We have determined that our financial statements will not be material to the offering of any offered certificates.


                                     REPORTS

     We have not authorized anybody to give you any information or to make any representation not contained in this prospectus and any related prospectus supplement and you should not rely on any related information or representation that is not contained in this document. This prospectus and any related prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the certificates being offered pursuant to the related prospectus supplement. They also do not constitute an offer of the offered certificates to any person in any state or other jurisdiction in which the offer would be unlawful. The delivery of this prospectus to you at any time does not imply that information contained in this document is correct as of any time subsequent to the date of this document; however, if any material change occurs while this prospectus is required by law to be delivered, we will amend or supplement this prospectus accordingly.

     The servicer or trustee for each series will be required to mail to holders of the certificates of each series periodic unaudited reports concerning the related trust fund. If holders of beneficial interests in a class of offered certificates are holding and transferring in book-entry form through the facilities of DTC, then unless otherwise provided in the related prospectus supplement, the reports will be sent on behalf of the related trust fund to a nominee of DTC as the registered holder of the offered certificates. Conveyance of notices and other communications by DTC to its participating organizations, and directly or indirectly through the participating organizations to the beneficial owners of the applicable offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We will file or cause to be filed with the SEC the periodic reports with respect to each trust fund as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.


                              FINANCIAL INFORMATION

     A new trust fund will be formed with respect to each series of certificates. No trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                  LEGAL MATTERS

     The validity of the certificates of each series will be passed upon for us by Cadwalader, Wickersham & Taft LLP, New York, New York, or other counsel identified in the prospectus supplement for that series.


                                     RATINGS

     It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one rating agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by you of all collections on the underlying mortgage assets to which you are entitled. Ratings address the structural, legal and issuer-related aspects associated with those certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which prepayments might differ from those originally anticipated. As a result, you might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    GLOSSARY

     Accrued Certificate Interest -- With respect to each class of certificates (other than some classes of stripped interest certificates and some classes of residual certificates), the "Accrued Certificate Interest" for each distribution date will be equal to interest at the applicable pass-through rate accrued for a specified period (generally equal to the time period between distribution dates) on the outstanding certificate balance of the class of certificates immediately prior to the distribution date. Unless otherwise provided in the related prospectus supplement, the Accrued Certificate Interest for each distribution date on a class of stripped interest certificates will be similarly calculated except that it will accrue on a notional amount that is either based on the principal balances of some or all of the mortgage assets in the related trust fund or equal to the certificate balances of one or more other classes of certificates of the same series.

     ARM Loans -- mortgage loans with adjustable mortgage rates.

     Available Distribution Amount -- Unless otherwise provided in the related prospectus supplement, the "Available Distribution Amount" for any series of certificates and any distribution date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the mortgage assets and any other assets included in the related trust fund that are available for distribution to the holders of certificates of the series on the date.

     Debt Service Coverage Ratio -- Unless otherwise defined in the related prospectus supplement, the "Debt Service Coverage Ratio" of a mortgage loan at any given time is the ratio of the Net Operating Income derived from the related mortgaged property for a twelve-month period to the annualized scheduled payments on the mortgage loan and any other loans senior to it that are secured by the related mortgaged property.

     Disqualified Organization -- any of the following:

     o    the United States, any of its state or political subdivisions;

     o    any foreign government;

     o    any international organization;

     o any agency or instrumentality of any of the foregoing, provided that the term does not include an instrumentality if all of its activities are subject to tax and, except in the case of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any related governmental entity;

     o any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Internal Revenue Code Section 1381(a)(2)(C); and

     o any organization, other than a farmers' cooperative described in Internal Revenue Code Section 521, that is exempt from taxation under the Internal Revenue Code unless the organization is subject to the tax on unrelated business income imposed by Internal Revenue Code
          Section 511.

     Due Period -- Unless otherwise specified in the prospectus supplement for a series of certificates, a "Due Period" is a specified time period generally corresponding in length to the time period between distribution dates, and all scheduled payments on the mortgage loans in the related trust fund that are due during a given Due Period will, to the extent received by a specified date, called the determination date, or otherwise advanced by the related servicer or other specified person, be distributed to the holders of the certificates of the series on the next succeeding distribution date.

     ERISA -- The Employee Retirement Income Security Act of 1974, as amended.

     Excess Funds -- Unless otherwise specified in the related prospectus supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the certificates of any series on any distribution date that represent interest received or advanced on the mortgage assets in the related trust fund that is in excess of the interest currently accrued on the certificates or prepayment premiums, payments from equity participations or any other amounts received on the mortgage assets in the related trust fund that do not constitute interest or principal.

     Internal Revenue Code -- The Internal Revenue Code of 1986, as amended.

     Loan-to-Value Ratio -- Unless otherwise defined in the related prospectus supplement, the "Loan-to-Value Ratio" of a mortgage loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan and any other loans senior to it that are secured by the related mortgaged property to the Value of the related mortgaged property.

     MBS -- pass-through certificates or other mortgage-backed securities that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans.

     Net Operating Income -- Unless otherwise defined in the related prospectus supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a mortgaged property during the period, minus the total operating expenses incurred in respect of the mortgaged property during the period other than non-cash items such as depreciation and amortization, capital expenditures, and debt service on the related mortgage loan or on any other loans that are secured by the mortgaged property.

     Non-U.S. Person-- The term "Non-U.S. Person" means any person who is not a U.S. Person.

     Pass-Through Entity -- "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and some corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to the interest, be treated as a Pass-Through Entity.

     Plan -- Any retirement plan or other employee benefit plan or arrangement subject to Title I of ERISA, Section 4975 of the Internal Revenue Code or applicable Similar Law.

     Service-- The Internal Revenue Service.

     Similar Law -- Any applicable federal, state or local law materially similar to Title I of ERISA or Section 4975 of the Internal Revenue Code.

     SMMEA -- The Secondary Market Mortgage Enhancement Act of 1984, as amended.

     U.S. Person -- The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any State, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if:

     o for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust; or

     o for all other taxable years, the trust is subject to United States federal income tax regardless of the source of its income (or, to the extent provided in applicable Treasury Regulations, some trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

     Value -- The "Value" of a mortgaged property is generally its fair market value determined in an appraisal obtained by the originator at the origination of the loan.

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

DISCLAIMER



Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated March 4, 2004 and accompanying Prospectus dated February 18, 2004 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2004-PWR3 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix B "Certain Characteristics of the Mortgage Loans and Mortgage Properties" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2004-PWR3

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGE
PROPERTIES

                                                                                          % OF                         MORTGAGE
                                                                                      INITIAL POOL        # OF           LOAN
      ID                                          PROPERTY NAME                          BALANCE       PROPERTIES     SELLER (1)
------------------------------------------------------------------------------------------------------------------------------------
       1        Lion Industrial Portfolio Pooled Mortgage Loans                           8.37%            43            PMCF
      1a        Lion Industrial Portfolio Pooled Five-Year (3) (4)                        6.17%            43            PMCF
     1a.1       2171 Kingston Court North                                                 0.06%                          PMCF
     1a.2       Kingston Ct. Bus. Park # 2                                                0.08%                          PMCF
     1a.3       Kingston Ct. Bus. Park # 3                                                0.10%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.4       Kingston Ct. Bus. Park # 4                                                0.01%                          PMCF
     1a.5       Peachtree 8 & 9                                                           0.16%                          PMCF
     1a.6       Recall Bts (Five Beeman Road)                                             0.10%                          PMCF
     1a.7       South Shore Dist (140 Laurel St.) (5) (6)                                 0.35%                          PMCF
     1a.8       South Shore Dist (Office) (6)                                             0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.9       Allen Station                                                             0.32%                          PMCF
     1a.10      Peachtree Center                                                          0.29%                          PMCF
     1a.11      Northgate IV, Building 11                                                 0.06%                          PMCF
     1a.12      Parkway Plaza (Avenue H)                                                  0.09%                          PMCF
     1a.13      Woodlands Business Park                                                   0.09%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.14      Central 1, 2                                                              0.15%                          PMCF
     1a.15      Cole Creek Bldg. 1                                                        0.19%                          PMCF
     1a.16      Eastport 1, 3                                                             0.26%                          PMCF
     1a.17      Westpark 1, 2                                                             0.11%                          PMCF
     1a.18      Westpark 3, 4                                                             0.11%                          PMCF
     1a.19      Switzer III (7)                                                           0.16%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.20      Westbrook III (8)                                                         0.31%                          PMCF
     1a.21      Westbrook IV (9)                                                          0.12%                          PMCF
     1a.22      Irwindale PH 1 - Building 6                                               0.40%                          PMCF
     1a.23      Irwindale PH 1 - Building 7                                               0.20%                          PMCF
     1a.24      Irwindale PH 1 - Building 8                                               0.07%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.25      Irwindale PH 1 - Building 10                                              0.20%                          PMCF
     1a.26      Irwindale PH 1 - Building 12                                              0.14%                          PMCF
     1a.27      Irwindale PH 1 - Building 13                                              0.30%                          PMCF
     1a.28      Irwindale PH 1 - Building 14                                              0.08%                          PMCF
     1a.29      Irwindale PH 1 - Building 15                                              0.07%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.30      Irwindale PH 2 - Building 18                                              0.16%                          PMCF
     1a.31      Irwindale PH 2 - Building 19                                              0.12%                          PMCF
     1a.32      Irwindale PH 2 - Building 20                                              0.18%                          PMCF
     1a.33      Irwindale PH 2 - Building 21                                              0.34%                          PMCF
     1a.34      Irwindale PH 2 - Building 22                                              0.08%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.35      Irwindale PH 2 - Building 23                                              0.12%                          PMCF
     1a.36      Decimal Point # 1                                                         0.05%                          PMCF
     1a.37      Decimal Point # 3                                                         0.06%                          PMCF
     1a.38      Decimal Point # 4                                                         0.09%                          PMCF
     1a.39      Decimal Point Service Ctr # 5                                             0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1a.40      1734 Centennial #1                                                        0.06%                          PMCF
     1a.41      1734 Centennial #2                                                        0.08%                          PMCF
     1a.42      1734 Centennial #3                                                        0.09%                          PMCF
     1a.43      Network Tech Center III (Data Tech)                                       0.06%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
      1b        Lion Industrial Portfolio Pooled Seven-Year (3) (4) (10) (11)             2.20%            43            PMCF
     1b.1       2171 Kingston Court North                                                 0.02%                          PMCF
     1b.2       Kingston Ct. Bus. Park # 2                                                0.03%                          PMCF
     1b.3       Kingston Ct. Bus. Park # 3                                                0.04%                          PMCF
     1b.4       Kingston Ct. Bus. Park # 4                                                0.00%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.5       Peachtree 8 & 9                                                           0.06%                          PMCF
     1b.6       Recall Bts (Five Beeman Road)                                             0.04%                          PMCF
     1b.7       South Shore Dist (140 Laurel St.) (5)  (6)                                0.12%                          PMCF
     1b.8       South Shore Dist (Office) (6)                                             0.02%                          PMCF
     1b.9       Allen Station                                                             0.12%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.10      Peachtree Center                                                          0.10%                          PMCF
     1b.11      Northgate IV, Building 11                                                 0.02%                          PMCF
     1b.12      Parkway Plaza (Avenue H)                                                  0.03%                          PMCF
     1b.13      Woodlands Business Park                                                   0.03%                          PMCF
     1b.14      Central 1, 2                                                              0.05%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.15      Cole Creek Bldg. 1                                                        0.07%                          PMCF
     1b.16      Eastport 1, 3                                                             0.09%                          PMCF
     1b.17      Westpark 1, 2                                                             0.04%                          PMCF
     1b.18      Westpark 3, 4                                                             0.04%                          PMCF
     1b.19      Switzer III (7)                                                           0.06%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.20      Westbrook III (8)                                                         0.11%                          PMCF
     1b.21      Westbrook IV (9)                                                          0.04%                          PMCF
     1b.22      Irwindale PH 1 - Building 6                                               0.14%                          PMCF
     1b.23      Irwindale PH 1 - Building 7                                               0.07%                          PMCF
     1b.24      Irwindale PH 1 - Building 8                                               0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.25      Irwindale PH 1 - Building 10                                              0.07%                          PMCF
     1b.26      Irwindale PH 1 - Building 12                                              0.05%                          PMCF
     1b.27      Irwindale PH 1 - Building 13                                              0.11%                          PMCF
     1b.28      Irwindale PH 1 - Building 14                                              0.03%                          PMCF
     1b.29      Irwindale PH 1 - Building 15                                              0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.30      Irwindale PH 2 - Building 18                                              0.06%                          PMCF
     1b.31      Irwindale PH 2 - Building 19                                              0.04%                          PMCF
     1b.32      Irwindale PH 2 - Building 20                                              0.07%                          PMCF
     1b.33      Irwindale PH 2 - Building 21                                              0.12%                          PMCF
     1b.34      Irwindale PH 2 - Building 22                                              0.03%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.35      Irwindale PH 2 - Building 23                                              0.04%                          PMCF
     1b.36      Decimal Point # 1                                                         0.02%                          PMCF
     1b.37      Decimal Point # 3                                                         0.02%                          PMCF
     1b.38      Decimal Point # 4                                                         0.03%                          PMCF
     1b.39      Decimal Point Service Ctr # 5                                             0.02%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
     1b.40      1734 Centennial #1                                                        0.02%                          PMCF
     1b.41      1734 Centennial #2                                                        0.03%                          PMCF
     1b.42      1734 Centennial #3                                                        0.03%                          PMCF
     1b.43      Network Tech Center III (Data Tech)                                       0.02%                          PMCF
       2        Two Commerce Square (12) (13) (14) (15)                                   5.84%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
       3        The Curtis Center                                                         5.66%             1            BSCMI
       4        Aurora City Place (16)                                                    4.41%             1            BSCMI
       5        Great Northern Mall                                                       3.87%             1            PMCF
       6        Trinity Centre (17)                                                       3.55%             1            BSCMI
       7        Carmel Mountain Plaza (18)                                                3.17%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
       8        Pine Lakes Country Club                                                   2.83%             1             WFB
       9        Valley Forge Towers North                                                 2.21%             1            PMCF
      10        Hickory Ridge (19)                                                        2.13%             1            BSCMI
      11        Villa Oaks Shopping Center                                                1.71%             1            PMCF
      12        Rancho Bernardo Plaza                                                     1.49%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      13        Heights Plaza                                                             1.48%             1             WFB
      14        Pacific Town Center (20)                                                  1.44%             1             WFB
      15        Westbury Village Townhomes                                                1.38%             1            PMCF
      16        Las Colinas Plaza                                                         1.35%             1            BSCMI
      17        Heritage Village                                                          1.22%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      18        Braelinn Village Shopping Center                                          1.15%             1            PMCF
      19        Marketplace at Arundel Mills                                              1.12%             1             WFB
      20        Albertville Crossing                                                      1.08%             1             WFB
      21        The Benchmark (21)                                                        1.08%             1            PMCF
      22        Market on Green                                                           1.08%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      23        Mansions At Technology Park Phase II                                      1.01%             1            PMCF
      24        Bryant Park Studios                                                       0.99%             1            PMCF
      25        Stop & Stor Self Storage Facility                                         0.99%             1            PMCF
      26        Middletown Village                                                        0.90%             1            BSCMI
      27        The International Village                                                 0.90%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      28        Amdocs (22)                                                               0.90%             1             WFB
      29        Alpine Square                                                             0.90%             1            PMCF
      30        San Pablo Towne Center                                                    0.85%             1            PMCF
      31        Nine Mall Plaza                                                           0.83%             1            PMCF
      32        Valley Plaza Shopping Center                                              0.82%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      33        The Village Center (23)                                                   0.81%             1             WFB
      34        Wood Colony Plaza                                                         0.81%             1            PMCF
      35        Republic Square                                                           0.79%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      36        Florida Office/Flex Portfolio                                             0.75%             3            PMCF
     36.1       Plaza Central                                                             0.46%                          PMCF
     36.2       Eastpointe Business Center                                                0.18%                          PMCF
     36.3       Deerwood Business Center                                                  0.11%                          PMCF
      37        Parkway Apartments                                                        0.74%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      38        Plaza Lawrence Phase I                                                    0.73%             1             WFB
      39        Beard's Hill Plaza                                                        0.71%             1            PMCF
      40        Trident Industrial Park                                                   0.70%             1            PMCF
      41        Linens 'N Things                                                          0.70%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      42        Copley-Spruce Multifamily Portfolio (24)                                  0.69%             2            BSCMI
     42.1       Copley Place Apartments                                                   0.61%                          BSCMI
     42.2       Spruce Street                                                             0.07%                          BSCMI
      43        Westwood Village                                                          0.68%             1             WFB
      44        Union Park V Office Building                                              0.67%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      45        Southwest Pavilion                                                        0.66%             1            PMCF
      46        International Trade Center 2 & 4                                          0.62%             1             WFB
      47        Madrone Mobile Estates                                                    0.61%             1             WFB
      48        Ryder Logistics                                                           0.61%             1            PMCF
      49        Continental Gardens                                                       0.61%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      50        Good Samaritan Office Building                                            0.58%             1            PMCF
      51        Gregory Commercial Center                                                 0.54%             1            PMCF
      52        Killearn Shopping Center                                                  0.54%             1            BSCMI
      53        A-American Monterey Park                                                  0.53%             1             WFB
      54        Cedar Springs Crossing                                                    0.52%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      55        Delray Commons                                                            0.52%             1            BSCMI
      56        Dyker Plaza                                                               0.51%             1            BSCMI
      57        Quail Meadows                                                             0.48%             1             WFB
      58        Park Plaza Shopping Center (25)                                           0.48%             1             WFB
      59        48th St. Industrial Building                                              0.47%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      60        Falcon Wood Village                                                       0.47%             1             WFB
      61        BJ's Wholesale Club                                                       0.46%             1            PMCF
      62        Headquarters I & II                                                       0.46%             1            PMCF
      63        1535 East 14th Street                                                     0.46%             1            BSCMI
      64        Wesleyan Station Shopping Center                                          0.46%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      65        215 Mount Hope Place                                                      0.28%             1            BSCMI
      66        40 Caryl Avenue                                                           0.18%             1            BSCMI
      67        Bon Marche                                                                0.44%             1            BSCMI
      68        1270 Gerard Avenue                                                        0.42%             1            BSCMI
      69        Lakeside Center                                                           0.41%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      70        Best Buy - Room Store Mesa                                                0.38%             1             WFB
      71        Whistlewood Commons Apartments                                            0.37%             1            PMCF
      72        Federal Trust Building                                                    0.36%             1            BSCMI
      73        Lowe's Ontario Ohio (26)                                                  0.36%             1            BSCMI
      74        Olsen Village Shopping Center                                             0.36%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      75        CompUSA Lombard                                                           0.36%             1            BSCMI
      76        Walgreens - Auburn                                                        0.36%             1            PMCF
      77        Pier 1 Lombard                                                            0.35%             1            BSCMI
      78        Huntington National Center                                                0.34%             1            BSCMI
      79        2585-2593 Grand Concourse                                                 0.34%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      80        Smithpoint Plaza                                                          0.34%             1            BSCMI
      81        Bear's Path Retail Center                                                 0.32%             1            PMCF
      82        A-American Sparks                                                         0.32%             1             WFB
      83        American Self Storage                                                     0.31%             1            PMCF
      84        222 Church Street Apartments                                              0.31%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      85        Carefree Manor                                                            0.31%             1             WFB
      86        Horizon Ridge Professional Center                                         0.31%             1            PMCF
      87        A-American McCarran                                                       0.30%             1             WFB
      88        Walgreens - Post Falls                                                    0.30%             1            PMCF
      89        Longs Drug Store - Stanford Ranch                                         0.30%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      90        Wood River Park Apartments                                                0.30%             1             WFB
      91        A-American Gardnerville                                                   0.29%             1             WFB
      92        Redbird Oaks Shopping Center                                              0.28%             1            BSCMI
      93        Union Plaza Office Building                                               0.28%             1             WFB
      94        2305 University Avenue                                                    0.26%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      95        Crossroads Shopping Center                                                0.25%             1            PMCF
      96        BJ's Geneva New York (26)                                                 0.25%             1            BSCMI
      97        Walgreens - Roseville                                                     0.24%             1            PMCF
      98        A-American Selmi                                                          0.24%             1             WFB
      99        Pine Island Plaza                                                         0.24%             1            BSCMI
------------------------------------------------------------------------------------------------------------------------------------
      100       Lexington Village Shopping Center                                         0.23%             1             WFB
      101       1527-1531 York Avenue (27)                                                0.22%             1            BSCMI
      102       Newberg and Space Station Self Storage                                    0.21%             2            PMCF
     102.1      Newberg Self Storage                                                      0.10%                          PMCF
     102.2      Space Station Self Storage                                                0.11%                          PMCF
------------------------------------------------------------------------------------------------------------------------------------
      103       FedEx Ocala                                                               0.20%             1            BSCMI
      104       East McDowell Mini Storage                                                0.19%             1            PMCF
      105       Morningside Center                                                        0.18%             1            BSCMI
      106       1916 Grand Concourse                                                      0.18%             1            BSCMI
      107       Lakewood Terrace Apartments                                               0.18%             1            PMCF
------------------------------------------------------------------------------------------------------------------------------------
      108       Gibralter Street                                                          0.18%             1            PMCF
      109       75th Avenue Storage                                                       0.18%             1            PMCF
      110       Baltimore Commons                                                         0.17%             1            PMCF
      111       Buck's Run Apartments                                                     0.17%             1            PMCF
      112       Grand Prairie Plaza                                                       0.17%             1             WFB
------------------------------------------------------------------------------------------------------------------------------------
      113       Broadway West Self Storage                                                0.16%             1            PMCF
      114       5 South 16th Avenue                                                       0.15%             1            BSCMI
      115       FedEx Winona                                                              0.11%             1            BSCMI

                                        CUT-OFF           GENERAL                                     DETAILED
                 ORIGINAL                 DATE            PROPERTY                                    PROPERTY
      ID          BALANCE               BALANCE           TYPE                                        TYPE
------------------------------------------------------------------------------------------------------------------------------------
       1        92,800,000               92,800,000       Industrial                                  Flex Industrial
      1a        68,393,600               68,393,600       Industrial                                  Flex Industrial
     1a.1          702,207                  702,207       Industrial                                  Flex Industrial
     1a.2          845,924                  845,924       Industrial                                  Flex Industrial
     1a.3        1,162,311                1,162,311       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.4          153,693                  153,693       Industrial                                  Flex Industrial
     1a.5        1,742,974                1,742,974       Industrial                                  Flex Industrial
     1a.6        1,102,440                1,102,440       Industrial                                  Flex Industrial
     1a.7        3,845,250                3,845,250       Industrial                                  Flex Industrial
     1a.8          548,642                  548,642       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.9        3,600,110                3,600,110       Industrial                                  Flex Industrial
     1a.10       3,209,341                3,209,341       Industrial                                  Flex Industrial
     1a.11         632,140                  632,140       Industrial                                  Flex Industrial
     1a.12       1,010,106                1,010,106       Industrial                                  Flex Industrial
     1a.13       1,016,957                1,016,957       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.14       1,641,126                1,641,126       Industrial                                  Flex Industrial
     1a.15       2,116,683                2,116,683       Industrial                                  Flex Industrial
     1a.16       2,933,126                2,933,126       Industrial                                  Flex Industrial
     1a.17       1,248,649                1,248,649       Industrial                                  Flex Industrial
     1a.18       1,165,525                1,165,525       Industrial                                  Flex Industrial
     1a.19       1,792,723                1,792,723       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.20       3,386,658                3,386,658       Industrial                                  Flex Industrial
     1a.21       1,345,075                1,345,075       Industrial                                  Flex Industrial
     1a.22       4,483,712                4,483,712       Industrial                                  Flex Industrial
     1a.23       2,179,661                2,179,661       Industrial                                  Flex Industrial
     1a.24         756,111                  756,111       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.25       2,246,760                2,246,760       Industrial                                  Flex Industrial
     1a.26       1,520,652                1,520,652       Industrial                                  Flex Industrial
     1a.27       3,286,349                3,286,349       Industrial                                  Flex Industrial
     1a.28         845,157                  845,157       Industrial                                  Flex Industrial
     1a.29         753,960                  753,960       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.30       1,784,801                1,784,801       Industrial                                  Flex Industrial
     1a.31       1,307,187                1,307,187       Industrial                                  Flex Industrial
     1a.32       2,038,484                2,038,484       Industrial                                  Flex Industrial
     1a.33       3,786,899                3,786,899       Industrial                                  Flex Industrial
     1a.34         859,584                  859,584       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.35       1,325,199                1,325,199       Industrial                                  Flex Industrial
     1a.36         521,607                  521,607       Industrial                                  Flex Industrial
     1a.37         669,710                  669,710       Industrial                                  Flex Industrial
     1a.38       1,047,264                1,047,264       Industrial                                  Flex Industrial
     1a.39         514,129                  514,129       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1a.40         649,357                  649,357       Industrial                                  Flex Industrial
     1a.41         909,534                  909,534       Industrial                                  Flex Industrial
     1a.42       1,006,485                1,006,485       Industrial                                  Flex Industrial
     1a.43         699,339                  699,339       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
      1b        24,406,400               24,406,400       Industrial                                  Flex Industrial
     1b.1          250,584                  250,584       Industrial                                  Flex Industrial
     1b.2          301,870                  301,870       Industrial                                  Flex Industrial
     1b.3          414,773                  414,773       Industrial                                  Flex Industrial
     1b.4           54,846                   54,846       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.5          621,984                  621,984       Industrial                                  Flex Industrial
     1b.6          393,408                  393,408       Industrial                                  Flex Industrial
     1b.7        1,372,186                1,372,186       Industrial                                  Flex Industrial
     1b.8          195,784                  195,784       Industrial                                  Flex Industrial
     1b.9        1,284,707                1,284,707       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.10       1,145,260                1,145,260       Industrial                                  Flex Industrial
     1b.11         225,580                  225,580       Industrial                                  Flex Industrial
     1b.12         360,459                  360,459       Industrial                                  Flex Industrial
     1b.13         362,903                  362,903       Industrial                                  Flex Industrial
     1b.14         585,639                  585,639       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.15         755,343                  755,343       Industrial                                  Flex Industrial
     1b.16       1,046,692                1,046,692       Industrial                                  Flex Industrial
     1b.17         445,583                  445,583       Industrial                                  Flex Industrial
     1b.18         415,920                  415,920       Industrial                                  Flex Industrial
     1b.19         639,737                  639,737       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.20       1,208,536                1,208,536       Industrial                                  Flex Industrial
     1b.21         479,993                  479,993       Industrial                                  Flex Industrial
     1b.22       1,600,022                1,600,022       Industrial                                  Flex Industrial
     1b.23         777,817                  777,817       Industrial                                  Flex Industrial
     1b.24         269,820                  269,820       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.25         801,761                  801,761       Industrial                                  Flex Industrial
     1b.26         542,648                  542,648       Industrial                                  Flex Industrial
     1b.27       1,172,741                1,172,741       Industrial                                  Flex Industrial
     1b.28         301,596                  301,596       Industrial                                  Flex Industrial
     1b.29         269,052                  269,052       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.30         636,910                  636,910       Industrial                                  Flex Industrial
     1b.31         466,472                  466,472       Industrial                                  Flex Industrial
     1b.32         727,437                  727,437       Industrial                                  Flex Industrial
     1b.33       1,351,363                1,351,363       Industrial                                  Flex Industrial
     1b.34         306,744                  306,744       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.35         472,900                  472,900       Industrial                                  Flex Industrial
     1b.36         186,137                  186,137       Industrial                                  Flex Industrial
     1b.37         238,988                  238,988       Industrial                                  Flex Industrial
     1b.38         373,719                  373,719       Industrial                                  Flex Industrial
     1b.39         183,468                  183,468       Industrial                                  Flex Industrial
------------------------------------------------------------------------------------------------------------------------------------
     1b.40         231,725                  231,725       Industrial                                  Flex Industrial
     1b.41         324,569                  324,569       Industrial                                  Flex Industrial
     1b.42         359,166                  359,166       Industrial                                  Flex Industrial
     1b.43         249,561                  249,561       Industrial                                  Flex Industrial
       2        66,000,000               64,711,587       Office                                      Urban
------------------------------------------------------------------------------------------------------------------------------------
       3        63,000,000               62,710,316       Office                                      Urban
       4        48,955,840               48,892,750       Retail                                      Anchored
       5        43,000,000               42,853,667       Retail                                      Anchored
       6        39,400,000               39,400,000       Office                                      Urban
       7        35,500,000               35,167,333       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
       8        31,499,536               31,361,479       Manufactured Housing Community              Manufactured Housing Community
       9        24,500,000               24,500,000       Multifamily                                 Multifamily
      10        23,650,000               23,650,000       Retail                                      Anchored
      11        19,000,000               18,963,239       Retail                                      Anchored
      12        16,500,000               16,500,000       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      13        16,400,000               16,366,269       Retail                                      Anchored
      14        16,000,000               15,951,879       Retail                                      Anchored
      15        15,300,000               15,300,000       Multifamily                                 Multifamily
      16        14,950,000               14,950,000       Retail                                      Anchored
      17        13,520,000               13,520,000       Manufactured Housing Community              Manufactured Housing Community
------------------------------------------------------------------------------------------------------------------------------------
      18        12,800,000               12,773,773       Retail                                      Anchored
      19        12,400,000               12,374,872       Retail                                      Big Box
      20        12,000,000               11,964,329       Retail                                      Anchored
      21        12,000,000               11,950,887       Office                                      Office/Retail
      22        12,000,000               11,926,185       Retail                                      Specialty
------------------------------------------------------------------------------------------------------------------------------------
      23        11,200,000               11,200,000       Multifamily                                 Multifamily
      24        11,000,000               11,000,000       Office                                      Urban
      25        11,000,000               10,980,365       Self-Storage                                Self-Storage
      26        10,000,000               10,000,000       Retail                                      Anchored
      27        10,000,000               10,000,000       Multifamily                                 Student Housing
------------------------------------------------------------------------------------------------------------------------------------
      28        10,000,000                9,971,135       Office                                      Suburban
      29        10,000,000                9,927,977       Office                                      Suburban
      30         9,500,000                9,471,878       Retail                                      Anchored
      31         9,250,000                9,234,838       Retail                                      Shadow Anchored
      32         9,100,000                9,100,000       Retail                                      Shadow Anchored
------------------------------------------------------------------------------------------------------------------------------------
      33         9,000,000                8,972,507       Retail                                      Anchored
      34         9,000,000                8,971,765       Retail                                      Anchored
      35         8,800,000                8,744,992       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      36         8,300,000                8,268,900       Office                                      Flex
     36.1        5,068,702                5,049,710       Office                                      Flex
     36.2        1,964,122                1,956,763       Office                                      Flex
     36.3        1,267,176                1,262,427       Office                                      Flex
      37         8,275,000                8,257,522       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      38         8,100,000                8,065,962       Retail                                      Anchored
      39         7,900,000                7,842,440       Retail                                      Anchored
      40         7,820,000                7,804,159       Industrial                                  Flex Industrial
      41         7,800,000                7,718,216       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      42         7,650,000                7,639,752       Multifamily                                 Various
     42.1        6,817,617                6,808,483       Multifamily                                 Urban
     42.2          832,383                  831,268       Multifamily                                 Low-Rise
      43         7,600,000                7,566,690       Manufactured Housing Community              Manufactured Housing Community
      44         7,500,000                7,465,570       Office                                      Suburban
------------------------------------------------------------------------------------------------------------------------------------
      45         7,300,000                7,300,000       Retail                                      Anchored
      46         6,960,000                6,922,955       Industrial                                  Flex Industrial
      47         6,800,000                6,780,782       Manufactured Housing Community              Manufactured Housing Community
      48         6,800,000                6,774,771       Industrial                                  Warehouse
      49         6,750,000                6,727,939       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      50         6,400,000                6,386,986       Office                                      Medical
      51         6,000,000                5,992,777       Office                                      Office/Retail
      52         5,970,000                5,970,000       Retail                                      Anchored
      53         5,875,000                5,856,745       Self-Storage                                Self-Storage
      54         5,800,000                5,800,000       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      55         5,750,000                5,721,564       Retail                                      Shadow/Weak Anchored
      56         5,700,000                5,683,512       Retail                                      Shadow/Weak Anchored
      57         5,280,000                5,280,000       Manufactured Housing Community              Manufactured Housing Community
      58         5,300,000                5,279,883       Retail                                      Shadow Anchored
      59         5,250,000                5,233,761       Industrial                                  Warehouse
------------------------------------------------------------------------------------------------------------------------------------
      60         5,200,000                5,200,000       Manufactured Housing Community              Manufactured Housing Community
      61         5,200,000                5,152,359       Retail                                      Anchored
      62         5,150,000                5,150,000       Industrial                                  Flex Industrial
      63         5,150,000                5,130,372       Multifamily                                 Mid-Rise
      64         5,100,000                5,079,121       Retail                                      Anchored
------------------------------------------------------------------------------------------------------------------------------------
      65         3,081,000                3,064,872       Multifamily                                 Urban
      66         1,975,000                1,962,415       Multifamily                                 Urban
      67         4,900,000                4,879,596       Retail                                      Anchored
      68         4,720,000                4,695,292       Multifamily                                 Urban
      69         4,610,000                4,589,104       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      70         4,200,000                4,191,460       Retail                                      Big Box
      71         4,150,000                4,136,187       Multifamily                                 Multifamily
      72         4,065,000                4,038,129       Office                                      Urban
      73         4,050,000                4,026,534       Retail                                      Free-Standing
      74         4,050,000                4,023,063       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      75         4,000,000                4,000,000       Retail                                      Free-Standing
      76         4,000,000                3,959,390       Retail                                      Anchored
      77         3,850,000                3,850,000       Retail                                      Anchored
      78         3,850,000                3,820,447       Mixed Use                                   Retail/Office
      79         3,820,000                3,800,004       Multifamily                                 Urban
------------------------------------------------------------------------------------------------------------------------------------
      80         3,750,000                3,727,777       Retail                                      Unanchored
      81         3,600,000                3,590,209       Retail                                      Shadow Anchored
      82         3,515,000                3,503,590       Self-Storage                                Self-Storage
      83         3,500,000                3,485,559       Self-Storage                                Self-Storage
      84         3,500,000                3,484,293       Multifamily                                 Multifamily/Retail
------------------------------------------------------------------------------------------------------------------------------------
      85         3,397,513                3,397,513       Manufactured Housing Community              Manufactured Housing Community
      86         3,400,000                3,390,593       Office                                      Suburban
      87         3,360,000                3,349,093       Self-Storage                                Self-Storage
      88         3,350,000                3,343,481       Retail                                      Anchored
      89         3,350,000                3,305,735       Retail                                      Big Box
------------------------------------------------------------------------------------------------------------------------------------
      90         3,300,000                3,288,897       Multifamily                                 Low-Rise
      91         3,200,000                3,189,613       Self-Storage                                Self-Storage
      92         3,150,000                3,136,013       Retail                                      Unanchored
      93         3,100,000                3,064,208       Office                                      Urban
      94         2,855,000                2,836,808       Multifamily                                 Urban
------------------------------------------------------------------------------------------------------------------------------------
      95         2,775,000                2,747,743       Retail                                      Unanchored
      96         2,735,000                2,719,646       Retail                                      Free-Standing
      97         2,700,000                2,694,520       Retail                                      Anchored
      98         2,700,000                2,691,236       Self-Storage                                Self-Storage
      99         2,700,000                2,686,647       Retail                                      Unanchored
------------------------------------------------------------------------------------------------------------------------------------
      100        2,500,000                2,495,088       Retail                                      Unanchored
      101        2,400,000                2,395,352       Mixed Use                                   Multifamily/Retail
      102        2,310,000                2,291,045       Self-Storage                                Self-Storage
     102.1       1,128,573                1,119,313       Self-Storage                                Self-Storage
     102.2       1,181,427                1,171,732       Self-Storage                                Self-Storage
------------------------------------------------------------------------------------------------------------------------------------
      103        2,235,000                2,228,663       Industrial                                  Warehouse/Distribution
      104        2,100,000                2,071,578       Self-Storage                                Self-Storage
      105        2,040,000                2,030,753       Retail                                      Unanchored
      106        2,015,000                2,002,160       Multifamily                                 Urban
      107        1,960,000                1,952,280       Multifamily                                 Multifamily
------------------------------------------------------------------------------------------------------------------------------------
      108        1,950,000                1,950,000       Industrial                                  Flex Industrial
      109        1,955,000                1,944,331       Self-Storage                                Self-Storage
      110        1,900,000                1,900,000       Industrial                                  Flex Industrial
      111        1,850,000                1,843,842       Multifamily                                 Multifamily
      112        1,840,000                1,837,024       Retail                                      Shadow Anchored
------------------------------------------------------------------------------------------------------------------------------------
      113        1,825,000                1,806,795       Self-Storage                                Self-Storage
      114        1,625,000                1,614,646       Multifamily                                 Urban
      115        1,225,000                1,220,787       Industrial                                  Warehouse/Distribution

                                                               INTEREST                  ORIGINAL              STATED REMAINING
                   INTEREST         ADMINISTRATIVE             ACCRUAL               TERM TO MATURITY          TERM TO MATURITY
      ID             RATE              FEE RATE                 BASIS                  OR APD (MOS.)            OR APD (MOS.)
------------------------------------------------------------------------------------------------------------------------------------
       1            Various             0.0329%                 30/360                    Various                  Various
      1a            4.2600%             0.0329%                 30/360                      60                        58
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b            4.7400%             0.0329%                 30/360                      84                        82
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2            6.3000%             0.0429%               Actual/360                    117                      110
------------------------------------------------------------------------------------------------------------------------------------
       3            6.0900%             0.0329%               Actual/360                    120                      115
       4            5.5170%             0.0329%               Actual/360                    113                      112
       5            5.1100%            0.05290%               Actual/360                    120                      117
       6            5.9100%            0.06290%               Actual/360                    84                        80
       7            5.5200%            0.07290%               Actual/360                    120                      111
------------------------------------------------------------------------------------------------------------------------------------
       8            5.3500%             0.0329%               Actual/360                    60                        56
       9            5.2700%             0.0729%               Actual/360                    120                      119
      10            4.5310%             0.0329%                 30/360                      60                        59
      11            6.1600%            0.08290%               Actual/360                    120                      118
      12            6.2500%            0.03290%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      13            5.8400%            0.03290%               Actual/360                    120                      118
      14            5.7140%             0.0329%               Actual/360                    120                      117
      15            5.4900%             0.0829%               Actual/360                    120                      120
      16            5.9750%             0.0329%               Actual/360                    120                      118
      17            6.0200%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      18            5.8600%             0.0829%               Actual/360                    108                      106
      19            5.9180%             0.0329%               Actual/360                    120                      118
      20            5.7700%             0.0329%               Actual/360                    120                      117
      21            6.4900%            0.03290%               Actual/360                    240                      238
      22            6.2600%            0.08290%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      23            5.5000%            0.06290%               Actual/360                    120                      118
      24            5.2700%             0.0329%               Actual/360                    120                      116
      25            5.1500%             0.0329%               Actual/360                    120                      119
      26            4.5310%             0.0329%                 30/360                      60                        59
      27            5.5500%             0.0329%               Actual/360                    120                      120
------------------------------------------------------------------------------------------------------------------------------------
      28            5.9100%             0.0329%               Actual/360                    120                      117
      29            5.4800%             0.0329%               Actual/360                    180                      178
      30            5.7900%             0.0329%               Actual/360                    120                      117
      31            5.8500%            0.03290%               Actual/360                    120                      119
      32            5.7500%            0.03290%               Actual/360                    120                      120
------------------------------------------------------------------------------------------------------------------------------------
      33            5.6500%            0.03290%               Actual/360                    120                      118
      34            5.5100%             0.0829%               Actual/360                    120                      117
      35            6.6200%             0.0329%               Actual/360                    180                      175
------------------------------------------------------------------------------------------------------------------------------------
      36            6.6500%             0.0329%               Actual/360                    180                      177
     36.1
     36.2
     36.3
      37            5.7000%             0.0529%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      38            5.9700%            0.03290%               Actual/360                    120                      117
      39            5.5100%            0.08290%               Actual/360                    120                      113
      40            5.9200%            0.03290%               Actual/360                    120                      118
      41            6.0800%             0.0329%               Actual/360                    168                      163
------------------------------------------------------------------------------------------------------------------------------------
      42            5.0040%             0.0729%               Actual/360                    60                        59
     42.1
     42.2
      43            5.3500%             0.0329%               Actual/360                    60                        56
      44            5.4300%             0.0329%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      45            5.7700%             0.0329%               Actual/360                    120                      119
      46            6.3300%            0.03290%               Actual/360                    120                      114
      47            6.0100%            0.03290%               Actual/360                    120                      117
      48            5.6100%            0.08290%               Actual/360                    108                      107
      49            5.3100%             0.0329%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      50            5.9000%             0.0329%               Actual/360                    120                      118
      51            5.7500%             0.0829%               Actual/360                    120                      119
      52            4.5310%             0.0329%                 30/360                      60                        59
      53            5.5300%             0.0329%               Actual/360                    60                        58
      54            4.5100%             0.0329%                 30/360                      78                        77
------------------------------------------------------------------------------------------------------------------------------------
      55            5.8650%             0.0329%               Actual/360                    120                      116
      56            5.9000%            0.03290%               Actual/360                    120                      117
      57            6.0200%            0.03290%               Actual/360                    120                      116
      58            6.0600%            0.03290%               Actual/360                    120                      116
      59            5.5600%             0.0329%               Actual/360                    120                      118
------------------------------------------------------------------------------------------------------------------------------------
      60            6.3270%             0.0529%               Actual/360                    144                      140
      61            5.7500%             0.0329%               Actual/360                    150                      148
      62            5.4000%             0.0329%               Actual/360                    120                      115
      63            6.0400%             0.0329%               Actual/360                    120                      116
      64            5.6900%             0.0829%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      65            5.4800%             0.0329%               Actual/360                    60                        55
      66            5.4700%            0.03290%               Actual/360                    60                        54
      67            6.5400%            0.03290%               Actual/360                    120                      115
      68            5.4800%            0.03290%               Actual/360                    60                        55
      69            5.1800%             0.0329%               Actual/360                    84                        80
------------------------------------------------------------------------------------------------------------------------------------
      70            5.9000%             0.0529%               Actual/360                    120                      118
      71            5.2200%             0.0329%               Actual/360                    120                      117
      72            6.2950%             0.1229%               Actual/360                    84                        79
      73            5.9300%             0.0329%               Actual/360                    120                      114
      74            6.2100%             0.0329%               Actual/360                    120                      114
------------------------------------------------------------------------------------------------------------------------------------
      75            5.2450%             0.0329%                 30/360                      84                        71
      76            6.0500%            0.03290%               Actual/360                    180                      177
      77            4.8500%            0.03290%                 30/360                      60                        58
      78            6.5600%            0.03290%               Actual/360                    120                      114
      79            5.4800%             0.0329%               Actual/360                    60                        55
------------------------------------------------------------------------------------------------------------------------------------
      80            5.7000%             0.0329%               Actual/360                    120                      116
      81            6.1900%             0.0329%               Actual/360                    120                      117
      82            5.2400%             0.0529%               Actual/360                    60                        58
      83            6.0800%             0.0829%               Actual/360                    120                      117
      84            5.5700%             0.0829%               Actual/360                    120                      117
------------------------------------------------------------------------------------------------------------------------------------
      85            5.7150%             0.0529%               Actual/360                    84                        80
      86            6.1100%            0.03290%               Actual/360                    120                      117
      87            5.2400%            0.05290%               Actual/360                    60                        58
      88            6.1300%            0.08290%               Actual/360                    120                      118
      89            5.7000%             0.0529%               Actual/360                    120                      111
------------------------------------------------------------------------------------------------------------------------------------
      90            5.0000%             0.0529%               Actual/360                    60                        58
      91            5.2400%             0.0529%               Actual/360                    60                        58
      92            6.2500%             0.0329%               Actual/360                    120                      115
      93            5.7500%             0.1029%               Actual/360                    120                      112
      94            5.4700%             0.0329%               Actual/360                    60                        54
------------------------------------------------------------------------------------------------------------------------------------
      95            5.0500%             0.0829%               Actual/360                    120                      114
      96            6.0800%            0.03290%               Actual/360                    120                      114
      97            5.9100%            0.03290%               Actual/360                    120                      118
      98            5.2400%            0.10290%               Actual/360                    60                        58
      99            5.8650%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      100           6.0800%             0.1529%               Actual/360                    120                      118
      101           6.1550%             0.0329%               Actual/360                    120                      118
      102           6.2700%             0.0329%               Actual/360                    120                      115
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103           5.9950%             0.0329%               Actual/360                    120                      117
      104           6.1300%            0.03290%               Actual/360                    180                      176
      105           5.1800%            0.03290%               Actual/360                    84                        80
      106           5.4700%            0.03290%               Actual/360                    60                        54
      107           5.8800%             0.0329%               Actual/360                    120                      116
------------------------------------------------------------------------------------------------------------------------------------
      108           5.4000%             0.0329%               Actual/360                    120                      115
      109           7.1900%             0.0829%               Actual/360                    240                      237
      110           5.4000%             0.0329%               Actual/360                    120                      115
      111           5.2200%             0.0329%               Actual/360                    120                      117
      112           5.9600%             0.1029%               Actual/360                    120                      119
------------------------------------------------------------------------------------------------------------------------------------
      113           5.8600%             0.0329%               Actual/360                    120                      113
      114           5.4700%            0.03290%               Actual/360                    60                        54
      115           6.2000%            0.03290%               Actual/360                    120                      117

                       ORIGINAL                REMAINING                FIRST               MATURITY              ANNUAL
                     AMORTIZATION             AMORTIZATION             PAYMENT                DATE                 DEBT
      ID              TERM (MOS.)             TERM (MOS.)                DATE                OR APD            SERVICE (2)
------------------------------------------------------------------------------------------------------------------------------------
       1                Various                 Various                 2/1/04              Various                   4,070,431
      1a                   0                       0                    2/1/04               1/1/09                   2,913,567
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b                  360                     360                   2/1/04               1/1/11                   1,156,863
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                  319                     312                   9/9/03               5/9/13                   6,738,432
------------------------------------------------------------------------------------------------------------------------------------
       3                  360                     355                  11/1/03              10/1/13                   4,576,438
       4                  353                     352                   3/1/04               7/1/13                   3,367,939
       5                  360                     357                   1/1/04              12/1/13                   2,804,792
       6                  324                     324                  12/1/03              11/1/10                   2,360,881
       7                  360                     351                   7/1/03               6/1/13                   2,424,129
------------------------------------------------------------------------------------------------------------------------------------
       8                  360                     356                  12/1/03              11/1/08                   2,110,773
       9                  360                     360                   3/1/04               2/1/14                   1,309,083
      10                   0                       0                    3/1/04               2/1/09                   1,071,582
      11                  360                     358                   2/1/04               1/1/14                   1,390,517
      12                  360                     360                   2/1/04               1/1/14                   1,045,573
------------------------------------------------------------------------------------------------------------------------------------
      13                  360                     358                   2/1/04               1/1/14                   1,159,748
      14                  360                     357                   1/1/04              12/1/13                   1,116,073
      15                  360                     360                   4/1/04               3/1/14                   1,041,309
      16                  360                     360                   2/1/04               1/1/14                     905,669
      17                  360                     360                  12/1/03              11/1/13                     825,208
------------------------------------------------------------------------------------------------------------------------------------
      18                  360                     358                   2/1/04               1/1/13                     907,130
      19                  360                     358                   2/1/04               1/1/14                     884,302
      20                  360                     357                   1/1/04              12/1/13                     842,175
      21                  240                     238                   2/1/04               1/1/24                   1,072,778
      22                  240                     237                   1/1/04              12/1/13                   1,053,376
------------------------------------------------------------------------------------------------------------------------------------
      23                  348                     348                   2/1/04               1/1/14                     624,556
      24                  360                     360                  12/1/03              11/1/13                     587,751
      25                  300                     299                   3/1/04               2/1/14                     783,239
      26                   0                       0                    3/1/04               2/1/09                     453,100
      27                  360                     360                   4/1/04               3/1/14                     685,116
------------------------------------------------------------------------------------------------------------------------------------
      28                  360                     357                   1/1/04              12/1/13                     712,532
      29                  180                     178                   2/1/04               1/1/19                     979,227
      30                  360                     357                   1/1/04              12/1/13                     668,173
      31                  300                     299                   3/1/04               2/1/14                     705,031
      32                  360                     360                   4/1/04               3/1/14                     637,262
------------------------------------------------------------------------------------------------------------------------------------
      33                  300                     298                   2/1/04               1/1/14                     675,525
      34                  360                     357                   1/1/04              12/1/13                     613,890
      35                  300                     295                  11/1/03              10/1/18                     720,957
------------------------------------------------------------------------------------------------------------------------------------
      36                  300                     297                   1/1/04              12/1/18                     681,872
     36.1
     36.2
     36.3
      37                  360                     358                   2/1/04               1/1/14                     576,338
------------------------------------------------------------------------------------------------------------------------------------
      38                  300                     297                   1/1/04              12/1/13                     624,480
      39                  360                     353                   9/1/03               8/1/13                     538,859
      40                  360                     358                   2/1/04               1/1/14                     557,801
      41                  240                     235                  11/1/03              10/1/17                     674,907
------------------------------------------------------------------------------------------------------------------------------------
      42                  360                     359                   3/1/04               2/1/09                     493,027
     42.1
     42.2
      43                  360                     356                  12/1/03              11/1/08                     509,273
      44                  300                     297                   1/1/04              12/1/13                     548,923
------------------------------------------------------------------------------------------------------------------------------------
      45                  360                     360                   3/1/04               2/1/14                     427,060
      46                  360                     354                  10/1/03               9/1/13                     518,601
      47                  360                     357                   1/1/04              12/1/13                     489,758
      48                  180                     179                   3/1/04               2/1/13                     671,513
      49                  360                     357                   1/1/04              12/1/13                     450,300
------------------------------------------------------------------------------------------------------------------------------------
      50                  360                     358                   2/1/04               1/1/14                     455,529
      51                  360                     359                   3/1/04               2/1/14                     420,172
      52                   0                       0                    3/1/04               2/1/09                     270,501
      53                  300                     298                   2/1/04               1/1/09                     434,196
      54                   0                       0                    3/1/04               8/1/10                     261,580
------------------------------------------------------------------------------------------------------------------------------------
      55                  324                     320                  12/1/03              11/1/13                     424,753
      56                  360                     357                   1/1/04              12/1/13                     405,705
      57                  360                     360                  12/1/03              11/1/13                     322,271
      58                  360                     356                  12/1/03              11/1/13                     383,771
      59                  300                     298                   2/1/04               1/1/14                     389,136
------------------------------------------------------------------------------------------------------------------------------------
      60                  360                     360                  12/1/03              11/1/15                     333,573
      61                  150                     148                   2/1/04               7/1/16                     584,211
      62                   0                       0                   11/1/03              10/1/13                     281,963
      63                  360                     356                  12/1/03              11/1/13                     372,113
      64                  360                     356                  12/1/03              11/1/13                     354,817
------------------------------------------------------------------------------------------------------------------------------------
      65                  360                     355                  11/1/03              10/1/08                     209,459
      66                  360                     354                  10/1/03               9/1/08                     134,120
      67                  360                     355                  11/1/03              10/1/13                     373,204
      68                  360                     355                  11/1/03              10/1/08                     320,885
      69                  360                     356                  12/1/03              11/1/10                     303,085
------------------------------------------------------------------------------------------------------------------------------------
      70                  360                     358                   2/1/04               1/1/14                     298,941
      71                  360                     357                   1/1/04              12/1/13                     274,073
      72                  300                     295                  11/1/03              10/1/10                     323,145
      73                  360                     354                  10/1/03               9/1/13                     289,198
      74                  330                     324                  10/1/03               9/1/13                     307,491
------------------------------------------------------------------------------------------------------------------------------------
      75                   0                       0                    3/1/03               2/1/10                     209,800
      76                  180                     177                   1/1/04              12/1/18                     406,349
      77                   0                       0                    2/1/04               1/1/09                     186,725
      78                  300                     294                  10/1/03               9/1/13                     313,680
      79                  360                     355                  11/1/03              10/1/08                     259,700
------------------------------------------------------------------------------------------------------------------------------------
      80                  300                     296                  12/1/03              11/1/13                     281,740
      81                  360                     357                   1/1/04              12/1/13                     264,306
      82                  300                     298                   2/1/04               1/1/09                     252,514
      83                  300                     297                   1/1/04              12/1/13                     272,664
      84                  300                     297                   1/1/04              12/1/13                     259,675
------------------------------------------------------------------------------------------------------------------------------------
      85                  360                     360                  12/1/03              11/1/10                     196,865
      86                  360                     357                   1/1/04              12/1/13                     247,509
      87                  300                     298                   2/1/04               1/1/09                     241,379
      88                  360                     358                   2/1/04               1/1/14                     244,389
      89                  300                     291                   7/1/03               6/1/13                     251,688
------------------------------------------------------------------------------------------------------------------------------------
      90                  300                     298                   2/1/04               1/1/09                     231,498
      91                  300                     298                   2/1/04               1/1/09                     229,885
      92                  360                     355                  11/1/03              10/1/13                     232,741
      93                  300                     292                   8/1/03               7/1/13                     234,028
      94                  360                     354                  10/1/03               9/1/08                     193,880
------------------------------------------------------------------------------------------------------------------------------------
      95                  300                     294                  10/1/03               9/1/13                     195,640
      96                  360                     354                  10/1/03               9/1/13                     198,464
      97                  360                     358                   2/1/04               1/1/14                     192,384
      98                  300                     298                   2/1/04               1/1/09                     193,965
      99                  324                     320                  12/1/03              11/1/13                     199,449
------------------------------------------------------------------------------------------------------------------------------------
      100                 360                     358                   2/1/04               1/1/14                     181,411
      101                 360                     358                   2/1/04               1/1/14                     175,551
      102                 270                     265                  11/1/03              10/1/13                     191,801
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103                 360                     357                   1/1/04              12/1/13                     160,713
      104                 180                     176                  12/1/03              11/1/18                     214,426
      105                 360                     356                  12/1/03              11/1/10                     134,120
      106                 360                     354                  10/1/03               9/1/08                     136,837
      107                 360                     356                  12/1/03              11/1/13                     139,205
------------------------------------------------------------------------------------------------------------------------------------
      108                  0                       0                   11/1/03              10/1/13                     106,763
      109                 240                     237                   1/1/04              12/1/23                     184,570
      110                  0                       0                   11/1/03              10/1/13                     104,025
      111                 360                     357                   1/1/04              12/1/13                     122,177
      112                 300                     299                   3/1/04               2/1/14                     141,722
------------------------------------------------------------------------------------------------------------------------------------
      113                 300                     293                   9/1/03               8/1/13                     139,234
      114                 360                     354                  10/1/03               9/1/08                     110,352
      115                 324                     321                   1/1/04              12/1/13                      93,570

                      MONTHLY                REMAINING                                                               ARD
                        DEBT               INTEREST ONLY                                                             LOAN
      ID            SERVICE (2)            PERIOD (MOS.)            LOCKBOX       LOCKBOX TYPE                      (Y/N)
------------------------------------------------------------------------------------------------------------------------------------
       1                  339,202.56            58                     No         NAP                                 No
      1a                  242,797.28            58                     No         NAP                                 No
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b                   96,405.28            58                     No         NAP                                 No
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                  561,536.03                                  Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
       3                  381,369.87                                  Yes         In-Place, Hard                      No
       4                  280,661.58                                  Yes         In-Place, Soft/Hard                 No
       5                  233,732.69                                  Yes         In-Place, Hard (A/B)                No
       6                  196,740.07            20                    Yes         In-Place, Hard                      No
       7                  202,010.79                                  Yes         In-Place, Soft/Hard                 No
------------------------------------------------------------------------------------------------------------------------------------
       8                  175,897.72                                  Yes         In-Place, Hard                      No
       9                  109,090.22            11                     No         NAP                                 No
      10                   89,298.46            59                    Yes         Springing, Hard                     No
      11                  115,876.39                                  Yes         In-Place, Hard (A/B)                No
      12                   87,131.08            22                     No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      13                   96,645.66                                  Yes         In-Place, Soft / Hard               No
      14                   93,006.06                                   No         NAP                                 No
      15                   86,775.75                                   No         NAP                                 No
      16                   75,472.41            22                     No         NAP                                 No
      17                   68,767.35            20                    Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
      18                   75,594.17                                  Yes         Springing                          Yes
      19                   73,691.81                                  Yes         In-Place, Hard                      No
      20                   70,181.28                                   No         NAP                                 No
      21                   89,398.14                                  Yes         Springing                           No
      22                   87,781.34                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      23                   52,046.30            10                     No         NAP                                 No
      24                   48,979.28             8                     No         NAP                                 No
      25                   65,269.89                                   No         NAP                                 No
      26                   37,758.33            59                     No         NAP                                 No
      27                   57,093.00                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      28                   59,377.65                                  Yes         In-Place, Hard                      No
      29                   81,602.25                                   No         NAP                                 No
      30                   55,681.06                                   No         NAP                                 No
      31                   58,752.62                                  Yes         Springing                          Yes
      32                   53,105.13                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      33                   56,293.71                                   No         NAP                                 No
      34                   51,157.49                                  Yes         Springing                          Yes
      35                   60,079.77                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      36                   56,822.63                                   No         NAP                                 No
     36.1
     36.2
     36.3
      37                   48,028.14                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      38                   52,039.97                                   No         NAP                                 No
      39                   44,904.91                                  Yes         Springing                           No
      40                   46,483.40                                   No         NAP                                 No
      41                   56,242.21                                  Yes         In-Place, Hard (A/B)               Yes
------------------------------------------------------------------------------------------------------------------------------------
      42                   41,085.56                                   No         NAP                                 No
     42.1
     42.2
      43                   42,439.44                                  Yes         In-Place, Hard                      No
      44                   45,743.56                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      45                   35,588.34            23                     No         NAP                                 No
      46                   43,216.71                                   No         NAP                                 No
      47                   40,813.16                                   No         NAP                                 No
      48                   55,959.40                                  Yes         In-Place, Hard (A/B)               Yes
      49                   37,524.99                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      50                   37,960.74                                   No         NAP                                 No
      51                   35,014.37                                   No         NAP                                 No
      52                   22,541.73            59                     No         NAP                                 No
      53                   36,182.97                                   No         NAP                                 No
      54                   21,798.33            77                     No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      55                   35,396.08                                   No         NAP                                 No
      56                   33,808.78                                   No         NAP                                 No
      57                   26,855.89            20                    Yes         In-Place, Hard                      No
      58                   31,980.92                                   No         NAP                                 No
      59                   32,427.98                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      60                   27,797.79            32                    Yes         In-Place, Hard                      No
      61                   48,684.23                                  Yes         Springing                           No
      62                   23,496.88            115                    No         NAP                                 No
      63                   31,009.42                                   No         NAP                                 No
      64                   29,568.11                                  Yes         In-Place, Hard (A/B)               Yes
------------------------------------------------------------------------------------------------------------------------------------
      65                   17,454.94                                   No         NAP                                 No
      66                   11,176.69                                   No         NAP                                 No
      67                   31,100.34                                  Yes         Springing, Hard                     No
      68                   26,740.44                                   No         NAP                                 No
      69                   25,257.09                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      70                   24,911.73                                   No         NAP                                 No
      71                   22,839.40                                   No         NAP                                 No
      72                   26,928.74                                   No         NAP                                 No
      73                   24,099.83                                  Yes         Springing, Hard                    Yes
      74                   25,624.24                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      75                   17,483.33            71                     No         NAP                                 No
      76                   33,862.42                                   No         NAP                                 No
      77                   15,560.42            58                    Yes         Springing, Hard                    Yes
      78                   26,140.00                                   No         NAP                                 No
      79                   21,641.63                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      80                   23,478.32                                   No         NAP                                 No
      81                   22,025.53                                   No         NAP                                 No
      82                   21,042.83                                   No         NAP                                 No
      83                   22,722.02                                   No         NAP                                 No
      84                   21,639.62                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      85                   16,405.39             8                    Yes         In-Place, Hard                      No
      86                   20,625.79                                   No         NAP                                 No
      87                   20,114.91                                   No         NAP                                 No
      88                   20,365.79                                  Yes         Springing                          Yes
      89                   20,973.96                                  Yes         In-Place, Hard                      No
------------------------------------------------------------------------------------------------------------------------------------
      90                   19,291.47                                   No         NAP                                 No
      91                   19,157.05                                   No         NAP                                 No
      92                   19,395.09                                   No         NAP                                 No
      93                   19,502.30                                   No         NAP                                 No
      94                   16,156.68                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      95                   16,303.32                                   No         NAP                                 No
      96                   16,538.64                                  Yes         Springing, Hard                    Yes
      97                   16,031.97                                  Yes         Springing                          Yes
      98                   16,163.76                                   No         NAP                                 No
      99                   16,620.77                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      100                  15,117.59                                   No         NAP                                 No
      101                  14,629.25                                   No         NAP                                 No
      102                  15,983.42                                   No         NAP                                 No
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103                  13,392.77                                  Yes         Springing, Hard                    Yes
      104                  17,868.82                                   No         NAP                                 No
      105                  11,176.67                                   No         NAP                                 No
      106                  11,403.05                                   No         NAP                                 No
      107                  11,600.40                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      108                   8,896.88            115                    No         NAP                                 No
      109                  15,380.86                                   No         NAP                                 No
      110                   8,668.75            115                    No         NAP                                 No
      111                  10,181.42                                   No         NAP                                 No
      112                  11,810.20                                   No         NAP                                 No
------------------------------------------------------------------------------------------------------------------------------------
      113                  11,602.82                                   No         NAP                                 No
      114                   9,196.01                                   No         NAP                                 No
      115                   7,797.47                                   No         NAP                                 No


                          CROSSED
                            WITH                                             GRACE          PAYMENT            APPRAISED
      ID                OTHER LOANS                   DSCR (2)               PERIOD          DATE                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       1                    Yes                         4.67                   0              1st                  274,415,000
      1a                    Yes                         4.67                   0              1st                  274,415,000
     1a.1                                                                                                            2,427,208
     1a.2                                                                                                            2,923,971
     1a.3                                                                                                            4,017,575
-----------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                                                                              531,246
     1a.5                                                                                                            7,000,000
     1a.6                                                                                                            4,500,000
     1a.7                                                                                                           18,115,299
     1a.8                                                                                                            2,584,701
-----------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                                                                           11,500,000
     1a.10                                                                                                          10,500,000
     1a.11                                                                                                           2,300,000
     1a.12                                                                                                           3,800,000
     1a.13                                                                                                           3,700,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.14                                                                                                           4,700,000
     1a.15                                                                                                           6,800,000
     1a.16                                                                                                           8,700,000
     1a.17                                                                                                           4,706,663
     1a.18                                                                                                           4,393,337
     1a.19                                                                                                           6,640,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                                                                          12,600,000
     1a.21                                                                                                           4,600,000
     1a.22                                                                                                          19,806,891
     1a.23                                                                                                           9,628,700
     1a.24                                                                                                           3,340,135
-----------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                                                                           9,925,108
     1a.26                                                                                                           6,717,514
     1a.27                                                                                                          14,517,516
     1a.28                                                                                                           3,733,500
     1a.29                                                                                                           3,330,635
-----------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                                                                           8,700,000
     1a.31                                                                                                           7,200,000
     1a.32                                                                                                          10,600,000
     1a.33                                                                                                          17,000,000
     1a.34                                                                                                           4,200,000
-----------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                                                                           6,600,000
     1a.36                                                                                                           1,875,935
     1a.37                                                                                                           2,408,583
     1a.38                                                                                                           3,766,439
     1a.39                                                                                                           1,849,043
-----------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                                                                           2,423,659
     1a.41                                                                                                           3,394,739
     1a.42                                                                                                           3,756,602
     1a.43                                                                                                           2,600,000
-----------------------------------------------------------------------------------------------------------------------------------
      1b                    Yes                         4.67                   0              1st                  274,415,000
     1b.1                                                                                                            2,427,208
     1b.2                                                                                                            2,923,971
     1b.3                                                                                                            4,017,575
     1b.4                                                                                                              531,246
-----------------------------------------------------------------------------------------------------------------------------------
     1b.5                                                                                                            7,000,000
     1b.6                                                                                                            4,500,000
     1b.7                                                                                                           18,115,299
     1b.8                                                                                                            2,584,701
     1b.9                                                                                                           11,500,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                                                                          10,500,000
     1b.11                                                                                                           2,300,000
     1b.12                                                                                                           3,800,000
     1b.13                                                                                                           3,700,000
     1b.14                                                                                                           4,700,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                                                                           6,800,000
     1b.16                                                                                                           8,700,000
     1b.17                                                                                                           4,706,663
     1b.18                                                                                                           4,393,337
     1b.19                                                                                                           6,640,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                                                                          12,600,000
     1b.21                                                                                                           4,600,000
     1b.22                                                                                                          19,806,891
     1b.23                                                                                                           9,628,700
     1b.24                                                                                                           3,340,135
-----------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                                                                           9,925,108
     1b.26                                                                                                           6,717,514
     1b.27                                                                                                          14,517,516
     1b.28                                                                                                           3,733,500
     1b.29                                                                                                           3,330,635
-----------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                                                                           8,700,000
     1b.31                                                                                                           7,200,000
     1b.32                                                                                                          10,600,000
     1b.33                                                                                                          17,000,000
     1b.34                                                                                                           4,200,000
-----------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                                                                           6,600,000
     1b.36                                                                                                           1,875,935
     1b.37                                                                                                           2,408,583
     1b.38                                                                                                           3,766,439
     1b.39                                                                                                           1,849,043
-----------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                                                                           2,423,659
     1b.41                                                                                                           3,394,739
     1b.42                                                                                                           3,756,602
     1b.43                                                                                                           2,600,000
       2                     No                         1.70                   0              9th                  205,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       3                     No                         1.37                   5              1st                   84,500,000
       4                     No                         1.53                   5              1st                   65,700,000
       5                     No                         2.19                   5              1st                   75,700,000
       6                     No                         1.95                   0              1st                  145,000,000
       7                     No                         1.41                   10             1st                   96,000,000
-----------------------------------------------------------------------------------------------------------------------------------
       8                     No                         1.25                   10             1st                   44,100,000
       9                     No                         1.75                   5              1st                   31,770,000
      10                     No                         2.77                   5              1st                   42,750,000
      11                     No                         1.44                   5              1st                   25,400,000
      12                     No                         1.87                   5              1st                   30,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      13                     No                         1.61                   5              1st                   20,600,000
      14                     No                         1.39                   5              1st                   21,500,000
      15                     No                         1.44                   5              1st                   19,200,000
      16                     No                         1.85                   5              1st                   23,200,000
      17                     No                         1.59                   10             1st                   18,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      18                     No                         1.45                   5              1st                   18,100,000
      19                     No                         1.39                   5              1st                   16,000,000
      20                     No                         1.39                   5              1st                   15,200,000
      21                     No                         1.21                   5              1st                   16,000,000
      22                     No                         1.60                   15             1st                   19,000,000
-----------------------------------------------------------------------------------------------------------------------------------
      23                     No                         1.73                   5              1st                   14,000,000
      24                     No                         2.58                   5              1st                   22,600,000
      25                     No                         2.48                   5              1st                   24,000,000
      26                     No                         2.77                   5              1st                   18,400,000
      27                     No                         1.57                   5              1st                   14,500,000
-----------------------------------------------------------------------------------------------------------------------------------
      28                     No                         1.33                   5              1st                   13,650,000
      29                     No                         1.27                   5              1st                   21,000,000
      30                     No                         1.39                   5              1st                   13,550,000
      31                     No                         1.37                   5              1st                   13,700,000
      32                     No                         1.58                   5              1st                   12,200,000
-----------------------------------------------------------------------------------------------------------------------------------
      33                     No                         1.32                   5              1st                   13,805,000
      34                     No                         1.80                   5              1st                   16,370,000
      35                     No                         1.35                   5              1st                   12,500,000
-----------------------------------------------------------------------------------------------------------------------------------
      36                     No                         1.30                   5              1st                   13,100,000
     36.1                                                                                                            8,000,000
     36.2                                                                                                            3,100,000
     36.3                                                                                                            2,000,000
      37                     No                         1.35                   5              1st                   10,975,000
-----------------------------------------------------------------------------------------------------------------------------------
      38                     No                         1.44                   5              1st                   10,850,000
      39                     No                         2.30                   2              1st                   15,000,000
      40                     No                         1.37                   5              1st                   10,700,000
      41                     No                         1.31                   5              1st                   10,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      42                     No                         1.59                   5              1st                    9,650,000
     42.1                                                                                                            8,600,000
     42.2                                                                                                            1,050,000
      43                     No                         1.32                   10             1st                    9,500,000
      44                     No                         1.64                   5              1st                   11,575,000
-----------------------------------------------------------------------------------------------------------------------------------
      45                     No                         1.70                   5              1st                   10,500,000
      46                     No                         1.50                   5              1st                    8,700,000
      47                     No                         1.29                   8              1st                    8,560,000
      48                     No                         1.24                   5              1st                   10,970,000
      49                     No                         3.25                   5              1st                   16,300,000
-----------------------------------------------------------------------------------------------------------------------------------
      50                     No                         1.53                   5              1st                    8,800,000
      51                     No                         1.48                   5              1st                   10,180,000
      52                     No                         2.98                   5              1st                   11,450,000
      53                     No                         1.56                   5              1st                    7,780,000
      54                     No                         3.00                   5              1st                   10,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      55                     No                         1.56                   5              1st                    7,800,000
      56                     No                         1.53                   5              1st                    7,800,000
      57                     No                         1.45                   10             1st                    6,600,000
      58                     No                         1.29                   5              1st                    7,500,000
      59                     No                         1.32                   5              1st                    7,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      60                     No                         1.38                   10             1st                    6,500,000
      61                     No                         1.28                   5              1st                    9,650,000
      62                     No                         3.13                   2              1st                   13,100,000
      63                     No                         1.33                   5              1st                    7,200,000
      64                     No                         1.59                   5              1st                    7,300,000
-----------------------------------------------------------------------------------------------------------------------------------
      65                    Yes                         1.37                   5              1st                    3,900,000
      66                    Yes                         1.58                   5              1st                    2,500,000
      67                     No                         1.61                   5              1st                    6,900,000
      68                     No                         1.40                   5              1st                    6,100,000
      69                     No                         1.98                   5              1st                    6,400,000
-----------------------------------------------------------------------------------------------------------------------------------
      70                     No                         1.57                   5              1st                    6,400,000
      71                     No                         2.41                   5              1st                    9,300,000
      72                     No                         1.40                   5              1st                    5,500,000
      73                     No                         1.80                   5              1st                    6,900,000
      74                     No                         1.45                   5              1st                    5,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      75                     No                         2.79                   0              1st                    7,700,000
      76                     No                         1.18                   5              1st                    6,830,000
      77                     No                         2.82                   5              1st                    7,200,000
      78                     No                         1.53                   5              1st                    5,480,000
      79                     No                         1.40                   5              1st                    4,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      80                     No                         1.83                   5              1st                    5,800,000
      81                     No                         1.39                   5              1st                    4,500,000
      82                     No                         1.62                   5              1st                    4,700,000
      83                     No                         1.45                   5              1st                    4,700,000
      84                     No                         1.59                   5              1st                    5,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      85                     No                         1.44                   10             1st                    4,500,000
      86                     No                         1.45                   5              1st                    4,784,000
      87                     No                         1.63                   5              1st                    4,450,000
      88                     No                         1.41                   5              1st                    4,800,000
      89                     No                         1.35                   5              1st                    4,640,000
-----------------------------------------------------------------------------------------------------------------------------------
      90                     No                         1.62                   5              1st                    4,350,000
      91                     No                         1.59                   5              1st                    4,400,000
      92                     No                         1.20                   5              1st                    4,500,000
      93                     No                         1.57                   5              1st                    5,300,000
      94                     No                         1.42                   5              1st                    3,700,000
-----------------------------------------------------------------------------------------------------------------------------------
      95                     No                         3.21                   5              1st                    8,100,000
      96                     No                         1.84                   5              1st                    4,700,000
      97                     No                         1.86                   5              1st                    5,000,000
      98                     No                         1.51                   5              1st                    3,750,000
      99                     No                         1.54                   5              1st                    4,225,000
-----------------------------------------------------------------------------------------------------------------------------------
      100                    No                         1.40                   5              1st                    3,500,000
      101                    No                         1.41                   5              1st                    3,800,000
      102                    No                         1.41                   5              1st                    3,715,000
     102.1                                                                                                           1,815,000
     102.2                                                                                                           1,900,000
-----------------------------------------------------------------------------------------------------------------------------------
      103                    No                         1.42                   5              1st                    3,300,000
      104                    No                         1.22                   5              1st                    3,600,000
      105                    No                         1.92                   5              1st                    3,000,000
      106                    No                         1.38                   5              1st                    2,600,000
      107                    No                         1.54                   5              1st                    3,050,000
-----------------------------------------------------------------------------------------------------------------------------------
      108                    No                         3.13                   2              1st                    4,050,000
      109                    No                         1.17                   5              1st                    2,900,000
      110                    No                         3.39                   2              1st                    4,500,000
      111                    No                         2.54                   5              1st                    4,600,000
      112                    No                         1.43                   5              1st                    2,460,000
-----------------------------------------------------------------------------------------------------------------------------------
      113                    No                         1.47                   5              1st                    3,700,000
      114                    No                         1.41                   5              1st                    2,100,000
      115                    No                         1.41                   5              1st                    1,750,000

              CUT-OFF                LTV
              DATE LTV             RATIO AT
      ID       RATIO               MATURITY       ADDRESS                                                        CITY
------------------------------------------------------------------------------------------------------------------------------------
       1       33.82%              Various        Various                                                        Various
      1a       33.82%               33.82%        Various                                                        Various
     1a.1                                         2171 Kingston Court North                                      Marietta
     1a.2                                         4041 and 4062 Kingston Court                                   Marietta
     1a.3                                         3061, 3062 and 4012 Kingston Court                             Marietta
------------------------------------------------------------------------------------------------------------------------------------
     1a.4                                         3002 Kingston Court                                            Marietta
     1a.5                                         5824 & 5834 Peachtree Industrial Bldg                          Norcross
     1a.6                                         5 Beeman Road                                                  Northborough
     1a.7                                         141 Laurel St.                                                 East Bridgewater
     1a.8                                         140 Laurel St. (Office)                                        East Bridgewater
------------------------------------------------------------------------------------------------------------------------------------
     1a.9                                         400 Block Exchange Parkway                                     Allen
     1a.10                                        510 North Peachtree Road                                       Mesquite
     1a.11                                        3209-3217 Wood Street                                          Garland
     1a.12                                        801, 803, 805 Avenue H East                                    Arlington
     1a.13                                        2005-2009 108th Street                                         Grand Prairie
------------------------------------------------------------------------------------------------------------------------------------
     1a.14                                        600-720 W. 6th St.                                             Houston
     1a.15                                        8708 W. Little York Road                                       Houston
     1a.16                                        8979-8999 Market Street / 8901-8919 Market Street              Houston
     1a.17                                        8726-8798 Westpark Drive / 8750-8768 Westpark Drive            Houston
     1a.18                                        8730-8748 Westpark Drive / 8710-8728 Westpark Drive            Houston
     1a.19                                        79th Street and Switzer                                        Shawnee
------------------------------------------------------------------------------------------------------------------------------------
     1a.20                                        81st Street and Marshall Drive                                 Lenexa
     1a.21                                        81st Street and Marshall Drive                                 Lenexa
     1a.22                                        5091 4th Street                                                Irwindale
     1a.23                                        4981 4th Street                                                Irwindale
     1a.24                                        4982 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.25                                        5082 4th Street                                                Irwindale
     1a.26                                        15751-15759 Tapia Street                                       Irwindale
     1a.27                                        15761-15861 Tapia Street                                       Irwindale
     1a.28                                        5027 Irwindale Ave                                             Irwindale
     1a.29                                        4981 Irwindale Avenue                                          Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.30                                        4775 Irwindale Avenue                                          Irwindale
     1a.31                                        15800 Tapia Street                                             Irwindale
     1a.32                                        4821 Charter Avenue / 4826-4828 4th Street                     Irwindale
     1a.33                                        4889 4th Street                                                Irwindale
     1a.34                                        4821 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1a.35                                        4818 4th Street                                                Irwindale
     1a.36                                        11300 Bluegrass Parkway                                        Jeffersontown
     1a.37                                        11450 Bluegrass Parkway                                        Jeffersontown
     1a.38                                        11492 Bluegrass Parkway                                        Jeffersontown
     1a.39                                        11301-11399 Decimal Drive                                      Jeffersontown
------------------------------------------------------------------------------------------------------------------------------------
     1a.40                                        1734 Centennial Drive                                          San Antonio
     1a.41                                        1734 Centennial Drive                                          San Antonio
     1a.42                                        1734 Centennial Drive                                          San Antonio
     1a.43                                        12401 Network Blvd.                                            San Antonio
------------------------------------------------------------------------------------------------------------------------------------
      1b       33.82%               32.79%        Various                                                        Various
     1b.1                                         2171 Kingston Court North                                      Marietta
     1b.2                                         4041 and 4062 Kingston Court                                   Marietta
     1b.3                                         3061, 3062 and 4012 Kingston Court                             Marietta
     1b.4                                         3002 Kingston Court                                            Marietta
------------------------------------------------------------------------------------------------------------------------------------
     1b.5                                         5824 & 5834 Peachtree Industrial Bldg                          Norcross
     1b.6                                         5 Beeman Road                                                  Northborough
     1b.7                                         141 Laurel St.                                                 East Bridgewater
     1b.8                                         140 Laurel St. (Office)                                        East Bridgewater
     1b.9                                         400 Block Exchange Parkway                                     Allen
------------------------------------------------------------------------------------------------------------------------------------
     1b.10                                        510 North Peachtree Road                                       Mesquite
     1b.11                                        3209-3217 Wood Street                                          Garland
     1b.12                                        801, 803, 805 Avenue H East                                    Arlington
     1b.13                                        2005-2009 108th Street                                         Grand Prairie
     1b.14                                        600-720 W. 6th St.                                             Houston
------------------------------------------------------------------------------------------------------------------------------------
     1b.15                                        8708 W. Little York Road                                       Houston
     1b.16                                        8979-8999 Market Street / 8901-8919 Market Street              Houston
     1b.17                                        8726-8798 Westpark Drive / 8750-8768 Westpark Drive            Houston
     1b.18                                        8730-8748 Westpark Drive / 8710-8728 Westpark Drive            Houston
     1b.19                                        79th Street and Switzer                                        Shawnee
------------------------------------------------------------------------------------------------------------------------------------
     1b.20                                        81st Street and Marshall Drive                                 Lenexa
     1b.21                                        81st Street and Marshall Drive                                 Lenexa
     1b.22                                        5091 4th Street                                                Irwindale
     1b.23                                        4981 4th Street                                                Irwindale
     1b.24                                        4982 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.25                                        5082 4th Street                                                Irwindale
     1b.26                                        15751-15759 Tapia Street                                       Irwindale
     1b.27                                        15761-15861 Tapia Street                                       Irwindale
     1b.28                                        5027 Irwindale Ave                                             Irwindale
     1b.29                                        4981 Irwindale Avenue                                          Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.30                                        4775 Irwindale Avenue                                          Irwindale
     1b.31                                        15800 Tapia Street                                             Irwindale
     1b.32                                        4821 Charter Avenue / 4826-4828 4th Street                     Irwindale
     1b.33                                        4889 4th Street                                                Irwindale
     1b.34                                        4821 4th Street                                                Irwindale
------------------------------------------------------------------------------------------------------------------------------------
     1b.35                                        4818 4th Street                                                Irwindale
     1b.36                                        11300 Bluegrass Parkway                                        Jeffersontown
     1b.37                                        11450 Bluegrass Parkway                                        Jeffersontown
     1b.38                                        11492 Bluegrass Parkway                                        Jeffersontown
     1b.39                                        11301-11399 Decimal Drive                                      Jeffersontown
------------------------------------------------------------------------------------------------------------------------------------
     1b.40                                        1734 Centennial Drive                                          San Antonio
     1b.41                                        1734 Centennial Drive                                          San Antonio
     1b.42                                        1734 Centennial Drive                                          San Antonio
     1b.43                                        12401 Network Blvd.                                            San Antonio
       2       63.13%               51.92%        2001 Market Street                                             Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
       3       74.21%               63.54%        126 South 6th Street                                           Philadelphia
       4       74.42%               62.82%        NEC East Alameda Avenue & I-225                                Aurora
       5       56.61%               46.98%        4155 Route 31                                                  Clay
       6       67.93%               62.40%        111 and 115 Broadway                                           New York
       7       73.27%               61.96%        11602 Carmel Mountain Road                                     San Diego
------------------------------------------------------------------------------------------------------------------------------------
       8       71.11%               66.32%        10200 Pine Lakes Boulevard                                     North Fort Myers
       9       77.12%               65.72%        3000 Valley Forge Circle                                       King of Prussia
      10       55.32%               55.32%        Catawba Valley Boulevard and Robinson Road                     Hickory
      11       74.66%               63.86%        200 West Roosevelt Road                                        Villa Park
      12       55.00%               49.09%        16761-16787 Bernardo Center Drive                              San Diego
------------------------------------------------------------------------------------------------------------------------------------
      13       79.45%               67.33%        1950 Broadview Boulevard                                       Natrona Heights
      14       74.19%               62.72%        616, 702, 718, 730, 744 and 760 W. Hammer Lane                 Stockton
      15       79.69%               66.72%        201 North Squirrel Road                                        Auburn Hills
      16       64.44%               57.16%        4000 North MacArthur Boulevard                                 Irving
      17       75.11%               66.70%        1101 Ranch Road                                                Vero Beach
------------------------------------------------------------------------------------------------------------------------------------
      18       70.57%               61.25%        564 Crosstown Drive                                            Peachtree City
      19       77.34%               65.70%        7659-7667 Arundel Mills Blvd                                   Hanover
      20       78.71%               66.65%        5698 LaCentre Ave NE                                           Albertville
      21       74.69%               2.60%         170 Old Country Road                                           Mineola
      22       62.77%               42.07%        212 East Green Drive                                           High Point
------------------------------------------------------------------------------------------------------------------------------------
      23       80.00%               67.76%        Valley View Boulevard                                          Rensselaer
      24       48.67%               41.48%        80 West 40th Street                                            New York
      25       45.75%               34.57%        74-04 Grand Avenue                                             Maspeth
      26       54.35%               54.35%        1315 West Main Road                                            Middletown
      27       68.97%               57.85%        1200 Everton Place                                             Riverside
------------------------------------------------------------------------------------------------------------------------------------
      28       73.05%               62.10%        2101, 2109, 2215, 2301 and 2201 Fox Drive                      Champaign
      29       47.28%               0.95%         1777 Botelho Drive                                             Walnut Creek
      30       69.90%               59.22%        20-800 San Pablo Towne Center                                  San Pablo
      31       67.41%               52.18%        859 South Road                                                 Poughkeepsie
      32       74.59%               62.94%        1836-1865 Catasauqua Road                                      Allentown
------------------------------------------------------------------------------------------------------------------------------------
      33       64.99%               49.80%        N. Cherry Street and E. Prosperity Avenue                      Tulare
      34       54.81%               46.05%        3900 Pelandale Avenue                                          Modesto
      35       69.96%               43.87%        904 N. Austin Avenue                                           Georgetown
------------------------------------------------------------------------------------------------------------------------------------
      36       63.12%               39.54%        Various                                                        Various
     36.1                                         6220 South Orange Blossom Trail                                Orlando
     36.2                                         3740 St. John's Bluff Road                                     Jacksonville
     36.3                                         8101 Southside Boulevard                                       Jacksonville
      37       75.24%               63.50%        6601 Harbor Town Drive                                         Houston
------------------------------------------------------------------------------------------------------------------------------------
      38       74.34%               57.95%        NEC Iowa Street & 31st Street                                  Lawrence
      39       52.28%               44.11%        949 Beard's Hill Road                                          Aberdeen
      40       72.94%               61.96%        2915 Losee Road                                                North Las Vegas
      41       74.21%               34.11%        350 Route 22 West                                              Springfield
------------------------------------------------------------------------------------------------------------------------------------
      42       79.17%               73.23%        Various                                                        Philadelphia
     42.1                                         7400 Haverford Avenue                                          Philadelphia
     42.2                                         2021 Spruce Street                                             Philadelphia
      43       79.65%               74.28%        1111 North 2000 West                                           Farr West
      44       64.50%               49.38%        6995 South Union Park Boulevard                                Midvale
------------------------------------------------------------------------------------------------------------------------------------
      45       69.52%               61.38%        8155-8195 South Virginia Street                                Reno
      46       79.57%               68.63%        501 McCormick Drive & 2409 Peppermill Drive                    Glen Burnie
      47       79.21%               67.54%        200 Burnett Avenue                                             Morgan Hill
      48       61.76%               31.95%        2280 Northeast Drive                                           Waterloo
      49       41.28%               34.47%        8 Colonial Court                                               River Edge
------------------------------------------------------------------------------------------------------------------------------------
      50       72.58%               61.62%        3217 Clifton Avenue                                            Cincinnati
      51       58.87%               49.71%        425 N.W. 11th Avenue                                           Portland
      52       52.14%               52.14%        3483 Thomasville Road                                          Tallahassee
      53       75.28%               67.93%        1985 Portrero Grande Drive                                     Monterey Park
      54       55.77%               55.77%        2199 Southport Road                                            Spartanburg
------------------------------------------------------------------------------------------------------------------------------------
      55       73.35%               59.45%        5030 West Atlantic Avenue                                      Delray Beach
      56       72.87%               61.93%        515-531 86th Street                                            Brooklyn
      57       80.00%               71.04%        5901 Newbrook Drive                                            Riverbank
      58       70.40%               60.15%        702 - 780 Mangrove Avenue                                      Chico
      59       67.97%               52.18%        1951-2025 48th Street                                          Vernon
------------------------------------------------------------------------------------------------------------------------------------
      60       80.00%               70.11%        1475 Green Acres Road                                          Eugene
      61       53.39%               1.01%         70 West Campbell Road                                          Rotterdam
      62       39.31%               39.31%        401-415 Headquarters Drive                                     Millersville
      63       71.26%               60.85%        1535 East 14th Street                                          Brooklyn
      64       69.58%               58.82%        4646-4650 Forsyth Road                                         Macon
------------------------------------------------------------------------------------------------------------------------------------
      65       78.59%               73.50%        215 Mount Hope Place                                           Bronx
      66       78.50%               73.47%        40 Caryl Avenue                                                Yonkers
      67       70.72%               61.29%        1767 South 48th Street                                         Tacoma
      68       76.97%               71.99%        1270 Gerard Avenue                                             Bronx
      69       71.70%               64.12%        259 SE Port St. Lucie Boulevard                                Port St. Lucie
------------------------------------------------------------------------------------------------------------------------------------
      70       65.49%               55.60%        6315 E. Southern Avenue                                        Mesa
      71       44.48%               37.04%        813 Manor Drive                                                Dublin
      72       73.42%               63.91%        134 South 13th Street                                          Lincoln
      73       58.36%               49.77%        940 Lexington Springmill Road                                  Mansfield
      74       70.58%               58.45%        3701 & 3801 Olsen Blvd                                         Amarillo
------------------------------------------------------------------------------------------------------------------------------------
      75       51.95%               51.95%        2840 South Highland Avenue                                     Lombard
      76       57.97%               1.32%         1402 Harvey Road                                               Auburn
      77       53.47%               53.47%        2830 South Highland Avenue                                     Lombard
      78       69.72%               55.59%        16531-61 Bolsa Chica Street                                    Huntington Beach
      79       77.55%               72.53%        2585-2593 Grand Concourse                                      Bronx
------------------------------------------------------------------------------------------------------------------------------------
      80       64.27%               49.72%        2460 Nesconset Hwy                                             Stony Brook
      81       79.78%               68.37%        8800-8890 East Tanque Verde Road                               Tucson
      82       74.54%               66.96%        450 Boxington Way                                              Sparks
      83       74.16%               58.02%        24985 Haggerty Road                                            Novi
      84       59.06%               45.43%        222 Church Street                                              Philadelphia
------------------------------------------------------------------------------------------------------------------------------------
      85       75.50%               69.22%        19602 North 32nd Street                                        Phoenix
      86       70.87%               60.60%        2298 Horizon Ridge Parkway                                     Henderson
      87       75.26%               67.60%        1020 No. McCarran Boulevard                                    Reno
      88       69.66%               59.53%        706 East Seltice Way                                           Post Falls
      89       71.24%               55.53%        3251 Stanford Ranch Road                                       Rocklin
------------------------------------------------------------------------------------------------------------------------------------
      90       75.61%               67.65%        16510 Centerfield Drive                                        Eagle River
      91       72.49%               65.12%        1220 Venture Drive                                             Gardnerville
      92       69.69%               59.93%        4333 Gannon Lane                                               Dallas
      93       57.82%               45.08%        333 Washington Avenue North                                    Minneapolis
      94       76.67%               71.76%        2305 University Avenue                                         Bronx
------------------------------------------------------------------------------------------------------------------------------------
      95       33.92%               25.75%        11600-11662 N. Kendall Drive                                   Kendall
      96       57.86%               49.56%        3635 Berryfields Road                                          Geneva
      97       53.89%               45.76%        3999 Foothills Boulevard                                       Roseville
      98       71.77%               64.46%        1295 Selmi Drive                                               Reno
      99       63.59%               51.54%        3501 Pine Island Road                                          Sunrise
------------------------------------------------------------------------------------------------------------------------------------
      100      71.29%               60.84%        205 Columbia Avenue                                            Lexington
      101      63.04%               53.91%        1527-1531 York Avenue                                          New York
      102      61.67%               45.57%        Various                                                        Various
     102.1                                        3701 Portland Road                                             Newberg
     102.2                                        3200 Southeast Mile Hill Road                                  Port Orchard
------------------------------------------------------------------------------------------------------------------------------------
      103      67.54%               57.56%        4160 Southwest 13th Street                                     Ocala
      104      57.54%               1.33%         2850 East McDowell Road                                        Phoenix
      105      67.69%               60.53%        1720-1788 SE Port Saint Lucie Boulevard                        Port St. Lucie
      106      77.01%               72.08%        1916 Grand Concourse                                           Bronx
      107      64.01%               54.41%        1995 North Lake Street                                         Madera
------------------------------------------------------------------------------------------------------------------------------------
      108      48.15%               48.15%        101-154 Gilbralter Street                                      Annapolis
      109      67.05%               2.84%         16110 North 75th Avenue                                        Peoria
      110      42.22%               42.22%        7464-7466 New Ridge Road                                       Hanover
      111      40.08%               33.38%        126 Middle Road                                                Dublin
      112      74.68%               58.02%        2205 Interstate Highway 20                                     Grand Prairie
------------------------------------------------------------------------------------------------------------------------------------
      113      48.83%               38.14%        10401 West Broadway (FM 518)                                   Pearland
      114      76.89%               71.97%        5 South 16th Avenue                                            Mount Vernon
      115      69.76%               57.07%        Rural Route 2, Box 1995                                        Winona

                                                                                            NET     UNITS          LOAN PER NET
                                              YEAR             YEAR                    RENTABLE       OF          RENTABLE AREA
      ID           STATE      ZIP CODE        BUILT         RENOVATED             AREA SF/UNITS    MEASURE             SF/UNITS
--------------------------------------------------------------------------------------------------------------------------------
       1          Various      Various       Various         Various                  5,361,160     Sq Ft                 17.31
      1a          Various      Various       Various         Various                  5,361,160     Sq Ft                 12.76
     1a.1           GA          30067         1981                                       63,214     Sq Ft
     1a.2           GA          30067         1981                                       76,380     Sq Ft
     1a.3           GA          30067         1981                                       91,663     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.4           GA          30067         1981                                        9,396     Sq Ft
     1a.5           GA          30092         1982                                       98,928     Sq Ft
     1a.6           MA          01432         2003                                       40,935     Sq Ft
     1a.7           MA          02333         1970                                      468,996     Sq Ft
     1a.8           MA          02333         1970                                       54,222     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.9           TX          75013         2001                                      217,900     Sq Ft
     1a.10          TX          75149         2001                                      396,750     Sq Ft
     1a.11          TX          75041         1985                                       69,650     Sq Ft
     1a.12          TX          76011         1975                                       80,199     Sq Ft
     1a.13          TX          75050         1982                                       91,854     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.14          TX          77029         1978                                      186,113     Sq Ft
     1a.15          TX          77040         2002                                      197,808     Sq Ft
     1a.16          TX          77029         1980                                      366,595     Sq Ft
     1a.17          TX          77063         1982                                      131,255     Sq Ft
     1a.18          TX          77063         1982                                       75,314     Sq Ft
     1a.19          KS          66214         2001                                      129,009     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.20          KS          66214         2002                                       96,448     Sq Ft
     1a.21          KS          66214         2002                                       49,527     Sq Ft
     1a.22          CA          91706         2001                                      324,520     Sq Ft
     1a.23          CA          91706         2001                                      155,960     Sq Ft
     1a.24          CA          91706         2001                                       41,430     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.25          CA          91706         2001                                      140,400     Sq Ft
     1a.26          CA          91706         2001                                       93,180     Sq Ft
     1a.27          CA          91706         2001                                      206,584     Sq Ft
     1a.28          CA          91706         2001                                       35,300     Sq Ft
     1a.29          CA          91706         2001                                       31,580     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.30          CA          90706         2003                                      127,440     Sq Ft
     1a.31          CA          90706         2003                                       86,650     Sq Ft
     1a.32          CA          90706         2003                                      147,583     Sq Ft
     1a.33          CA          90706         2003                                      300,000     Sq Ft
     1a.34          CA          90706         2003                                       59,890     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.35          CA          90706         2003                                       94,560     Sq Ft
     1a.36          KY          40299         1984                                       30,000     Sq Ft
     1a.37          KY          40214         1984                                       58,200     Sq Ft
     1a.38          KY          40299         1991                                       31,200     Sq Ft
     1a.39          KY          40299         1991                                       29,824     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1a.40          TX          78211         1964                                       81,009     Sq Ft
     1a.41          TX          78211         1964                                      110,839     Sq Ft
     1a.42          TX          78211         1964                                      149,000     Sq Ft
     1a.43          TX          78249         1997                                       33,855     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
      1b          Various      Various       Various         Various                  5,361,160     Sq Ft                  4.55
     1b.1           GA          30067         1981                                       63,214     Sq Ft
     1b.2           GA          30067         1981                                       76,380     Sq Ft
     1b.3           GA          30067         1981                                       91,663     Sq Ft
     1b.4           GA          30067         1981                                        9,396     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.5           GA          30092         1982                                       98,928     Sq Ft
     1b.6           MA          01432         2003                                       40,935     Sq Ft
     1b.7           MA          02333         1970                                      468,996     Sq Ft
     1b.8           MA          02333         1970                                       54,222     Sq Ft
     1b.9           TX          75013         2001                                      217,900     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.10          TX          75149         2001                                      396,750     Sq Ft
     1b.11          TX          75041         1985                                       69,650     Sq Ft
     1b.12          TX          76011         1975                                       80,199     Sq Ft
     1b.13          TX          75050         1982                                       91,854     Sq Ft
     1b.14          TX          77029         1978                                      186,113     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.15          TX          77040         2002                                      197,808     Sq Ft
     1b.16          TX          77029         1980                                      366,595     Sq Ft
     1b.17          TX          77063         1982                                      131,255     Sq Ft
     1b.18          TX          77063         1982                                       75,314     Sq Ft
     1b.19          KS          66214         2001                                      129,009     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.20          KS          66214         2002                                       96,448     Sq Ft
     1b.21          KS          66214         2002                                       49,527     Sq Ft
     1b.22          CA          91706         2001                                      324,520     Sq Ft
     1b.23          CA          91706         2001                                      155,960     Sq Ft
     1b.24          CA          91706         2001                                       41,430     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.25          CA          91706         2001                                      140,400     Sq Ft
     1b.26          CA          91706         2001                                       93,180     Sq Ft
     1b.27          CA          91706         2001                                      206,584     Sq Ft
     1b.28          CA          91706         2001                                       35,300     Sq Ft
     1b.29          CA          91706         2001                                       31,580     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.30          CA          90706         2003                                      127,440     Sq Ft
     1b.31          CA          90706         2003                                       86,650     Sq Ft
     1b.32          CA          90706         2003                                      147,583     Sq Ft
     1b.33          CA          90706         2003                                      300,000     Sq Ft
     1b.34          CA          90706         2003                                       59,890     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.35          CA          90706         2003                                       94,560     Sq Ft
     1b.36          KY          40299         1984                                       30,000     Sq Ft
     1b.37          KY          40214         1984                                       58,200     Sq Ft
     1b.38          KY          40299         1991                                       31,200     Sq Ft
     1b.39          KY          40299         1991                                       29,824     Sq Ft
--------------------------------------------------------------------------------------------------------------------------------
     1b.40          TX          78211         1964                                       81,009     Sq Ft
     1b.41          TX          78211         1964                                      110,839     Sq Ft
     1b.42          TX          78211         1964                                      149,000     Sq Ft
     1b.43          TX          78249         1997                                       33,855     Sq Ft
       2            PA          19103         1991                                      953,276     Sq Ft                135.77
--------------------------------------------------------------------------------------------------------------------------------
       3            PA          19106       1909-1921          1984                     838,168     Sq Ft                 74.82
       4            CO          80012         2002                                      331,657     Sq Ft                147.42
       5            NY          13401         1988             2003                     504,743     Sq Ft                 84.90
       6            NY          10006      1905 & 1907         2002                     845,765     Sq Ft                116.46
       7            CA          92128       1993-1995                                   440,228     Sq Ft                159.77
--------------------------------------------------------------------------------------------------------------------------------
       8            FL          33903         1987                                          584      Pads             53,701.16
       9            PA          19406         1980             1991                         242     Units            101,239.67
      10            NC          28602       1999-2000                                   310,360     Sq Ft                 76.20
      11            IL          60181         1973             2001                     289,860     Sq Ft                 65.42
      12            CA          92128         1982             1997                     160,516     Sq Ft                102.79
--------------------------------------------------------------------------------------------------------------------------------
      13            PA          15065      1955 / 1975         1989                     370,120     Sq Ft                 44.22
      14            CA          95210         2003                                      143,166     Sq Ft                111.42
      15            MI          48326         1989             2001                         236     Units             64,830.51
      16            TX          75038         1987             2003                     134,953     Sq Ft                110.78
      17            FL          32966         1976                                          436      Pads             31,009.17
--------------------------------------------------------------------------------------------------------------------------------
      18            GA          30269         1989                                      140,043     Sq Ft                 91.21
      19            MD          21076         2002                                      101,613     Sq Ft                121.78
      20            MN          55301      2002 / 2003                                  104,693     Sq Ft                114.28
      21            NY          11501         1966             2000                     114,613     Sq Ft                104.27
      22            NC          27260         2000                                      169,532     Sq Ft                 70.35
--------------------------------------------------------------------------------------------------------------------------------
      23            NY          12144         2003                                          140     Units             80,000.00
      24            NY          10018         1901             1979                      66,029     Sq Ft                166.59
      25            NY          11373         1952             1996                       1,942     Units              5,654.15
      26            RI          02842         2003                                       98,161     Sq Ft                101.87
      27            CA          92507         2001                                           92     Units            108,695.65
--------------------------------------------------------------------------------------------------------------------------------
      28            IL          61820      1996 - 2000                                  105,400     Sq Ft                 94.60
      29            CA          94596         1984                                       98,896     Sq Ft                100.39
      30            CA          94806         1991                                       89,211     Sq Ft                106.17
      31            NY          12601         1968             2003                      99,776     Sq Ft                 92.56
      32            PA          18109      1979 / 1987         2003                     148,276     Sq Ft                 61.37
--------------------------------------------------------------------------------------------------------------------------------
      33            CA          93274         1973             1998                     163,077     Sq Ft                 55.02
      34            CA          95356         1992                                      134,388     Sq Ft                 66.76
      35            TX          78626         1974             2001                     116,742     Sq Ft                 74.91
--------------------------------------------------------------------------------------------------------------------------------
      36          Various      Various       Various         Various                    169,512     Sq Ft                 48.78
     36.1           FL          32809         1974             2003                     112,027     Sq Ft
     36.2           FL          32216         1989             2003                      37,465     Sq Ft
     36.3           FL          32216         1990             2003                      20,020     Sq Ft
      37            TX          77036         1982             2003                         348     Units             23,728.51
--------------------------------------------------------------------------------------------------------------------------------
      38            KS          66046      2002 / 2003                                  135,649     Sq Ft                 59.46
      39            MD          21001         1985                                      150,862     Sq Ft                 51.98
      40            NV          89030         2001                                      130,100     Sq Ft                 59.99
      41            NJ          07081         1972             1995                      80,000     Sq Ft                 96.48
--------------------------------------------------------------------------------------------------------------------------------
      42            PA         Various       Various         Various                        166     Units             46,022.60
     42.1           PA          19151         1964             2002                         158      Units            43,091.67
     42.2           PA          19103      mid 1800's          2000                           8     Units            103,908.54
      43            UT          84404         1972                                          314      Pads             24,097.74
      44            UT          84047         1994                                       81,890     Sq Ft                 91.17
--------------------------------------------------------------------------------------------------------------------------------
      45            NV          89511         1986                                       76,637     Sq Ft                 95.25
      46            MD          21061      2000 - 2001                                  105,160     Sq Ft                 65.83
      47            CA          95037         1978                                          173      Pads             39,195.27
      48            IA          50703         1996                                      276,480     Sq Ft                 24.50
      49            NJ          07661         1948             2003                         236     Units             28,508.22
--------------------------------------------------------------------------------------------------------------------------------
      50            OH          45220         1992                                       59,944     Sq Ft                106.55
      51            OR          97209         2001                                       46,355     Sq Ft                129.28
      52            FL          32309         1980             2003                      95,229     Sq Ft                 62.69
      53            CA          91755         1985                                          768     Units              7,625.97
      54            SC          29306         2001                                       86,570     Sq Ft                 67.00
--------------------------------------------------------------------------------------------------------------------------------
      55            FL          33483         1981             2003                      68,348     Sq Ft                 83.71
      56            NY          11201         1926             1998                      29,158     Sq Ft                194.92
      57            CA          95367         1989                                          146      Pads             36,164.38
      58            CA          95926      1979 - 1980     2001 - 2002                   55,653     Sq Ft                 94.87
      59            CA          90058         1972                                      135,680     Sq Ft                 38.57
--------------------------------------------------------------------------------------------------------------------------------
      60            OR          97408         1970                                          183      Pads             28,415.30
      61            NY          12306         1996                                      115,660     Sq Ft                 44.55
      62            MD          21108         1987                                      183,020     Sq Ft                 28.14
      63            NY          11230         1965             2001                          71     Units             72,258.76
      64            GA          31210         1986                                       84,881     Sq Ft                 59.84
--------------------------------------------------------------------------------------------------------------------------------
      65            NY          10457         1937             2002                          72     Units             42,567.67
      66            NY          10705         1923         1999 & 2000                       38     Units             51,642.51
      67            WA          98408         1992             2003                      51,232     Sq Ft                 95.25
      68            NY          10452         1927         1999 & 2000                      108     Units             43,474.93
      69            FL          34984         1987             1997                      57,959     Sq Ft                 79.18
--------------------------------------------------------------------------------------------------------------------------------
      70            AZ          85206         1991                                       65,782     Sq Ft                 63.72
      71            PA          18917         1972                                          144     Units             28,723.52
      72            NE          68508         1926          2000-2001                    63,181     Sq Ft                 63.91
      73            OH          44906         1993                                      125,353     Sq Ft                 32.12
      74            TX          79109         1985                                       82,815     Sq Ft                 48.58
--------------------------------------------------------------------------------------------------------------------------------
      75            IL          60148       2001-2002                                    25,757     Sq Ft                155.30
      76            WA          98002         2003                                       14,560     Sq Ft                271.94
      77            IL          60148         2003                                       21,071     Sq Ft                182.72
      78            CA          92649         1981                                       48,130     Sq Ft                 79.38
      79            NY          10468         1917             2000                          75     Units             50,666.72
--------------------------------------------------------------------------------------------------------------------------------
      80            NY          11790         1977             1999                      34,250     Sq Ft                108.84
      81            AZ          85749         1988                                       40,728     Sq Ft                 88.15
      82            NV          89434      1993 - 1994                                      547     Units              6,405.10
      83            MI          48375         1987                                          541     Units              6,442.81
      84            PA          19106         1890             1984                          40     Units             87,107.33
--------------------------------------------------------------------------------------------------------------------------------
      85            AZ          85050         1985                                          128      Pads             26,543.07
      86            NV          89052         2001                                       30,150     Sq Ft                112.46
      87            NV          89512         1990                                          626     Units              5,349.99
      88            ID          83854         2003                                       14,414     Sq Ft                231.96
      89            CA          95765         2002                                       22,965     Sq Ft                143.95
--------------------------------------------------------------------------------------------------------------------------------
      90            AK          99577         1985                                           63     Units             52,204.71
      91            NV          89410      1993 / 1997                                      607     Units              5,254.72
      92            TX          75237         1986             2002                      39,003     Sq Ft                 80.40
      93            MN          55401         1896             1987                      68,505     Sq Ft                 44.73
      94            NY          10468         1924             2002                          53     Units             53,524.68
--------------------------------------------------------------------------------------------------------------------------------
      95            FL          33176         1984             2001                      36,382     Sq Ft                 75.52
      96            NY          14456         1995                                       68,160     Sq Ft                 39.90
      97            CA          95747         2000                                       15,120     Sq Ft                178.21
      98            NV          89512      1993 / 1994                                      492     Units              5,469.99
      99            FL          33351         1986             1996                      33,574     Sq Ft                 80.02
--------------------------------------------------------------------------------------------------------------------------------
      100           SC          29072         1989                                       30,764     Sq Ft                 81.10
      101           NY          10028         1896             2001                          14     Units            171,096.57
      102         Various      Various       Various         Various                        598     Units              3,831.18
     102.1          OR          97132         1999                                          304     Units
     102.2          WA          98366         1978             1984                         294     Units
--------------------------------------------------------------------------------------------------------------------------------
      103           FL          34474         2003                                       46,772     Sq Ft                 47.65
      104           AZ          85008         1977                                        1,170     Units              1,770.58
      105           FL          34952         1989             1999                      31,072     Sq Ft                 65.36
      106           NY          10457         1922             2000                          48     Units             41,711.68
      107           CA          93628         1995                                           76     Units             25,687.90
--------------------------------------------------------------------------------------------------------------------------------
      108           MD          21401         1985                                       64,050     Sq Ft                 30.44
      109           AZ          85382         1997                                          500     Units              3,888.66
      110           MD          21240         1987                                       84,935     Sq Ft                 22.37
      111           PA          18917         1974             2003                          72     Units             25,608.92
      112           TX          75052         2003                                       14,939     Sq Ft                122.97
--------------------------------------------------------------------------------------------------------------------------------
      113           TX          77581         2000                                          576     Units              3,136.80
      114           NY          10550         1926             2003                          42     Units             38,443.94
      115           MN          55987         2003                                       11,501     Sq Ft                106.15

                                                             PREPAYMENT
                                                             PROVISIONS
      ID                                                    (# OF PAYMENTS)
------------------------------------------------------------------------------------------------------------------------------------
       1        Various
      1a        Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(59)/OPEN(1)
     1a.1
     1a.2
     1a.3
------------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
------------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
------------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
------------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
------------------------------------------------------------------------------------------------------------------------------------
      1b        Greater of: 1% of Tranche A balance outstanding x (months remaining on the A Tranche/60) + 1% of the B Tranche balance outstanding x (months remaining on the B Tranche/84)and YM(83)/OPEN(1)
     1b.1
     1b.2
     1b.3
     1b.4
------------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
------------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
------------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
------------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2        LO(31)/Defeasance(83)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
       3        LO(29)/Grtr 1% Or YM(88)/Open (3)
       4        LO(16)/Grtr 1% Or YM(96)/Open(1)
       5        LO(28)/Defeasance(88)/Open(4)
       6        LO(28)/Defeasance(55)/Open(1)
       7        LO(47)/Defeasance(72)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
       8        LO(28)/Defeasance(28)/Open(4)
       9        LO(26)/Defeasance(90)/Open(4)
      10        LO(35)/Grtr 1% Or YM(23)/Open(2)
      11        LO(27)/Defeasance(89)/Open(4)
      12        LO(27)/Defeasance(89)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      13        LO(35)/Defeasance(83)/Open(2)
      14        LO(35)/Defeasance(81)/Open(4)
      15        LO(25)/Defeasance(91)/Open(4)
      16        LO(26)/Defeasance(92)/Open(2)
      17        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      18        LO(27)/Defeasance(77)/Open(4)
      19        LO(26)/Defeasance(92)/Open(2)
      20        LO(35)/Defeasance(81)/Open(4)
      21        LO(27)/Defeasance(209)/Open(4)
      22        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      23        LO(27)/Defeasance(89)/Open(4)
      24        LO(29)/Defeasance(86)/Open(5)
      25        LO(26)/Defeasance(90)/Open(4)
      26        LO(35)/Grtr 1% Or YM(23)/Open(2)
      27        LO(24)/Defeasance(95)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      28        LO(35)/Defeasance(81)/Open(4)
      29        LO(26)/Grtr 1% or YM(150)/Open(4)
      30        LO(47)/Grtr 1% or YM(69)/Open(4)
      31        LO(26)/Defeasance(90)/Open(4)
      32        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      33        LO(35)/Defeasance(81)/Open(4)
      34        LO(28)/Defeasance(88)/Open(4)
      35        LO(61)/Grtr 1% or YM(112)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      36        LO(28)/Defeasance(148)/Open(4)
     36.1
     36.2
     36.3
      37        LO(27)/Defeasance(89)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      38        LO(35)/Defeasance(81)/Open(4)
      39        LO(32)/Defeasance(84)/Open(4)
      40        LO(27)/Defeasance(89)/Open(4)
      41        LO(30)/Defeasance(134)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      42        LO(47)/Defeasance(12)/Open(1)
     42.1
     42.2
      43        LO(28)/Defeasance(28)/Open(4)
      44        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      45        LO(26)/Defeasance(90)/Open(4)
      46        LO(35)/Defeasance(81)/Open(4)
      47        LO(36)/Defeasance(80)/Open(4)
      48        LO(26)/Defeasance(78)/Open(4)
      49        LO(28)/Grtr 1% or YM(85)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      50        LO(27)/Defeasance(89)/Open(4)
      51        LO(26)/Defeasance(90)/Open(4)
      52        LO(35)/Grtr 1% Or YM(23)/Open(2)
      53        LO(35)/Defeasance(21)/Open(4)
      54        LO(35)/Grtr 1% Or YM(41)/Open(2)
------------------------------------------------------------------------------------------------------------------------------------
      55        LO(28)/Defeasance(91)/Open(1)
      56        LO(27)/Defeasance(92)/Open(1)
      57        LO(28)/Defeasance(88)/Open(4)
      58        LO(35)/Defeasance(81)/Open(4)
      59        LO(35)/Defeasance(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      60        LO(28)/Defeasance(112)/Open(4)
      61        LO(27)/Defeasance(119)/Open(4)
      62        LO(30)/Defeasance(86)/Open(4)
      63        LO(47)/Grtr 1% Or YM(72)/Open(1)
      64        LO(29)/Defeasance(87)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      65        LO(35)/Grtr 1% Or YM(24)/Open(1)
      66        LO(35)/Grtr 1% Or YM(24)/Open(1)
      67        LO(47)/Grtr 1% Or YM(72)/Open(1)
      68        LO(35)/Grtr 1% Or YM(24)/Open(1)
      69        LO(47)/Defeasance(34)/Open(3)
------------------------------------------------------------------------------------------------------------------------------------
      70        LO(35)/Defeasance(81)/Open(4)
      71        LO(28)/Grtr1% or YM(85)/Open(7)
      72        LO(47)/Grtr 1% Or YM(36)/Open(1)
      73        LO(47)/Defeasance(72)/Open(1)
      74        LO(31)/Defeasance(85)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      75        LO(35)/Grtr 1% Or YM(47)/Open(2)
      76        LO(28)/Defeasance(148)/Open(4)
      77        LO(35)/Grtr 1% Or YM(23)/Open(2)
      78        LO(47)/Defeasance(72)/Open(1)
      79        LO(35)/Grtr 1% Or YM(24)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      80        LO(47)/Grtr 1% Or YM(72)/Open(1)
      81        LO(47)/Grtr 1% or YM(69)/Open(4)
      82        LO(35)/Flex(21)/Open(4)
      83        LO(28)/Defeasance(88)/Open(4)
      84        LO(28)/Defeasance(88)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      85        LO(28)/Defeasance(52)/Open(4)
      86        LO(28)/Defeasance(88)/Open(4)
      87        LO(35)/Flex(21)/Open(4)
      88        LO(27)/Defeasance(89)/Open(4)
      89        LO(35)/Defeasance(78)/Open(7)
------------------------------------------------------------------------------------------------------------------------------------
      90        LO(35)/Flex(21)/Open(4)
      91        LO(35)/Flex(21)/Open(4)
      92        LO(47)/Grtr 1% Or YM(72)/Open(1)
      93        LO(35)/Flex(81)/Open(4)
      94        LO(35)/Grtr 1% Or YM(24)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      95        LO(31)/Defeasance(85)/Open(4)
      96        LO(47)/Defeasance(72)/Open(1)
      97        LO(27)/Defeasance(89)/Open(4)
      98        LO(35)/Flex(21)/Open(4)
      99        LO(28)/Defeasance(91)/Open(1)
------------------------------------------------------------------------------------------------------------------------------------
      100       LO(35)/Defeasance(78)/Open(7)
      101       LO(26)/Defeasance(93)/Open(1)
      102       LO(30)/Defeasance(86)/Open(4)
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103       LO(27)/Defeasance(92)/Open(1)
      104       LO(29)/Defeasance(147)/Open(4)
      105       LO(47)/Defeasance(34)/Open(3)
      106       LO(35)/Grtr 1% Or YM(24)/Open(1)
      107       LO(29)/Defeasance(87)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      108       LO(30)/Defeasance(86)/Open(4)
      109       LO(28)/Defeasance(208)/Open(4)
      110       LO(30)/Defeasance(86)/Open(4)
      111       LO(28)/Grtr 1% or YM(85)/Open(7)
      112       LO(35)/Flex(81)/Open(4)
------------------------------------------------------------------------------------------------------------------------------------
      113       LO(32)/Defeasance(84)/Open(4)
      114       LO(35)/Grtr 1% Or YM(24)/Open(1)
      115       LO(27)/Defeasance(92)/Open(1)

                             THIRD            THIRD MOST           SECOND             SECOND MOST
                           MOST RECENT        RECENT NOI         MOST RECENT          RECENT NOI            MOST RECENT
      ID                       NOI                DATE               NOI                  DATE                  NOI
-------------------------------------------------------------------------------------------------------------------------
       1                                           NAP                                     NAP
      1a                                           NAP                                     NAP
     1a.1                                          NAP                                     NAP
     1a.2                                          NAP                                     NAP
     1a.3                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.4                                          NAP                                     NAP
     1a.5                                          NAP                                     NAP
     1a.6                                          NAP                                     NAP
     1a.7                                          NAP                                     NAP
     1a.8                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.9                                          NAP                                     NAP
     1a.10                                         NAP                                     NAP
     1a.11                                         NAP                                     NAP
     1a.12                                         NAP                                     NAP
     1a.13                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.14                                         NAP                                     NAP
     1a.15                                         NAP                                     NAP
     1a.16                                         NAP                                     NAP
     1a.17                                         NAP                                     NAP
     1a.18                                         NAP                                     NAP
     1a.19                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.20                                         NAP                                     NAP
     1a.21                                         NAP                                     NAP
     1a.22                                         NAP                                     NAP
     1a.23                                         NAP                                     NAP
     1a.24                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.25                                         NAP                                     NAP
     1a.26                                         NAP                                     NAP
     1a.27                                         NAP                                     NAP
     1a.28                                         NAP                                     NAP
     1a.29                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.30                                         NAP                                     NAP
     1a.31                                         NAP                                     NAP
     1a.32                                         NAP                                     NAP
     1a.33                                         NAP                                     NAP
     1a.34                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.35                                         NAP                                     NAP
     1a.36                                         NAP                                     NAP
     1a.37                                         NAP                                     NAP
     1a.38                                         NAP                                     NAP
     1a.39                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1a.40                                         NAP                                     NAP
     1a.41                                         NAP                                     NAP
     1a.42                                         NAP                                     NAP
     1a.43                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      1b                                           NAP                                     NAP
     1b.1                                          NAP                                     NAP
     1b.2                                          NAP                                     NAP
     1b.3                                          NAP                                     NAP
     1b.4                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.5                                          NAP                                     NAP
     1b.6                                          NAP                                     NAP
     1b.7                                          NAP                                     NAP
     1b.8                                          NAP                                     NAP
     1b.9                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.10                                         NAP                                     NAP
     1b.11                                         NAP                                     NAP
     1b.12                                         NAP                                     NAP
     1b.13                                         NAP                                     NAP
     1b.14                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.15                                         NAP                                     NAP
     1b.16                                         NAP                                     NAP
     1b.17                                         NAP                                     NAP
     1b.18                                         NAP                                     NAP
     1b.19                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.20                                         NAP                                     NAP
     1b.21                                         NAP                                     NAP
     1b.22                                         NAP                                     NAP
     1b.23                                         NAP                                     NAP
     1b.24                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.25                                         NAP                                     NAP
     1b.26                                         NAP                                     NAP
     1b.27                                         NAP                                     NAP
     1b.28                                         NAP                                     NAP
     1b.29                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.30                                         NAP                                     NAP
     1b.31                                         NAP                                     NAP
     1b.32                                         NAP                                     NAP
     1b.33                                         NAP                                     NAP
     1b.34                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.35                                         NAP                                     NAP
     1b.36                                         NAP                                     NAP
     1b.37                                         NAP                                     NAP
     1b.38                                         NAP                                     NAP
     1b.39                                         NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
     1b.40                                         NAP                                     NAP
     1b.41                                         NAP                                     NAP
     1b.42                                         NAP                                     NAP
     1b.43                                         NAP                                     NAP
       2                                           NAP             25,403,827           12/31/02              27,850,955
-------------------------------------------------------------------------------------------------------------------------
       3                      6,732,474         12/31/01            7,232,879           12/31/02               7,564,891
       4                                           NAP                                     NAP                 2,998,409
       5                      6,818,039         12/31/01            7,069,808           12/31/02               7,275,113
       6                     12,486,233         12/31/01           12,327,526           12/31/02              12,826,189
       7                      6,428,827         12/31/00            6,357,709           12/31/01               6,429,378
-------------------------------------------------------------------------------------------------------------------------
       8                      2,611,285         12/31/01            2,706,026           12/31/02               2,910,899
       9                      2,502,777         12/31/01            2,353,116           12/31/02               2,392,118
      10                      2,568,435         12/31/01            3,059,038           12/31/02               3,569,343
      11                                           NAP              1,389,036           12/31/02               1,670,190
      12                      2,063,455         12/31/01            2,002,442           12/31/02               2,178,042
-------------------------------------------------------------------------------------------------------------------------
      13                      2,186,216         12/31/01            2,172,476           12/31/02               2,086,151
      14                                           NAP                                     NAP
      15                      1,631,138         12/31/01            1,325,274           12/31/02               1,496,853
      16                      1,778,226         12/31/01            1,666,652           12/31/02               1,565,095
      17                      1,296,642         12/31/01            1,330,282           12/31/02               1,373,294
-------------------------------------------------------------------------------------------------------------------------
      18                      1,763,779         12/31/01            1,778,435           12/31/02               1,811,573
      19                                           NAP                325,714           12/31/02               1,273,755
      20                                           NAP                                     NAP
      21                      1,444,122         12/31/01            1,710,120           12/31/02               1,680,999
      22                        944,916         12/31/01            1,762,065           12/31/02               1,737,205
-------------------------------------------------------------------------------------------------------------------------
      23                                           NAP                                     NAP                   339,635
      24                      1,325,749         12/31/01            1,284,886           12/31/02               1,388,407
      25                      1,972,888         12/31/01            2,337,871           12/31/02               2,212,442
      26                                           NAP                                     NAP
      27                                           NAP                757,026           12/31/02                 868,257
-------------------------------------------------------------------------------------------------------------------------
      28                      1,038,182         12/31/01            1,141,942           12/31/02               1,059,028
      29                       (760,671)        12/31/99             (846,234)          12/31/00                (903,134)
      30                        685,556         12/31/01              752,072           12/31/02                 924,718
      31                      1,206,813         12/31/01              905,739           12/31/02                 388,314
      32                                           NAP                                     NAP                   633,628
-------------------------------------------------------------------------------------------------------------------------
      33                      1,071,930         12/31/01            1,115,319           12/31/02               1,120,137
      34                      1,238,824         12/31/01            1,228,240           12/31/02               1,360,515
      35                        969,335         12/31/01              980,730           12/31/02               1,057,499
-------------------------------------------------------------------------------------------------------------------------
      36                      1,270,571         12/31/01            1,238,498           12/31/02               1,254,980
     36.1                                          NAP                                     NAP
     36.2                                          NAP                                     NAP
     36.3                                          NAP                                     NAP
      37                        940,308         12/31/01              946,061           12/31/02                 856,876
-------------------------------------------------------------------------------------------------------------------------
      38                                           NAP                                     NAP
      39                      1,629,504         12/31/01            1,571,138           12/31/02               1,501,287
      40                        (37,614)        12/31/01               (7,470)          12/31/02                 336,822
      41                        801,713         12/31/01              799,869           12/31/02                 800,768
-------------------------------------------------------------------------------------------------------------------------
      42                        877,369         12/31/01              874,238           12/31/02                 819,456
     42.1                       877,369         12/31/01              799,134           12/31/02                 744,352
     42.2                                          NAP                                     NAP                    75,104
      43                        561,527         12/31/01              625,745           12/31/02                 689,008
      44                      1,109,075         12/31/00            1,119,104           12/31/01               1,099,914
-------------------------------------------------------------------------------------------------------------------------
      45                        736,398         12/31/01              757,730           12/31/02                 806,783
      46                        378,493         12/31/01              610,057           12/31/02                 754,154
      47                        847,173         12/31/01              803,241           12/31/02                 765,220
      48                                           NAP                                     NAP
      49                      1,417,871         12/31/01            1,552,420           12/31/02               1,594,525
-------------------------------------------------------------------------------------------------------------------------
      50                        873,805         12/31/01              832,618           12/31/02                 869,070
      51                         80,853         12/31/01              323,702           12/31/02                 489,315
      52                        712,396         12/31/00              854,505           12/31/01                 813,351
      53                        580,971         12/31/01              637,134           12/31/02                 701,200
      54                                           NAP                                     NAP                   930,014
-------------------------------------------------------------------------------------------------------------------------
      55                        720,256         12/31/00              726,912           12/31/01                 736,450
      56                        686,366         12/31/00              616,549           12/31/01                 670,562
      57                        447,413         12/31/01              488,644           12/31/02                 519,129
      58                                           NAP                                     NAP
      59                                           NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      60                        480,749         12/31/01              504,420           12/31/02                 454,343
      61                                           NAP                817,058           12/31/01                 797,604
      62                      1,200,689         12/31/01            1,169,864           12/31/02               1,228,343
      63                        475,308         12/31/00              499,928           12/31/01                 570,914
      64                        556,183         05/31/01              651,781            5/31/02                 708,694
-------------------------------------------------------------------------------------------------------------------------
      65                        259,953         12/31/00              330,743           12/31/01                 306,947
      66                                           NAP                227,508           12/31/01                 245,736
      67                                           NAP                                     NAP
      68                        349,488         12/31/00              377,305           12/31/01                 473,432
      69                        563,913         12/31/00              512,060           12/31/01                 538,961
-------------------------------------------------------------------------------------------------------------------------
      70                        537,154         12/31/01              498,259           12/31/02                 517,166
      71                        814,047         12/31/01              799,552           12/31/02                 743,327
      72                                           NAP                                     NAP                   240,426
      73                                           NAP                                     NAP
      74                        552,808         12/31/01              491,924           12/31/02                 498,905
-------------------------------------------------------------------------------------------------------------------------
      75                                           NAP                                     NAP                   641,989
      76                                           NAP                                     NAP
      77                                           NAP                                     NAP
      78                                           NAP                                     NAP                   262,578
      79                        317,814         12/31/00              292,718           12/31/01                 318,325
-------------------------------------------------------------------------------------------------------------------------
      80                        496,009         12/31/00              498,209           12/31/01                 527,974
      81                        358,587         12/31/01              401,656           12/31/02                 267,095
      82                        407,518         12/31/01              406,378           12/31/02                 420,923
      83                        459,272         12/31/01              450,742           12/31/02                 431,314
      84                        450,711         12/31/01              471,806           12/31/02                 441,383
-------------------------------------------------------------------------------------------------------------------------
      85                        381,444         12/31/01              377,279           12/31/02                 352,160
      86                         70,232         12/31/01              190,597           12/31/02                 290,995
      87                        398,252         12/31/01              376,741           12/31/02                 414,690
      88                                           NAP                                     NAP
      89                                           NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      90                        137,321         12/31/01              417,600           12/31/02                 435,965
      91                        337,050         12/31/01              349,802           12/31/02                 376,421
      92                        422,192         12/31/01              384,179           12/31/02                 328,693
      93                        496,549         12/31/01              346,273           12/31/02                 383,761
      94                        279,774         12/31/00              264,620           12/31/01                 309,316
-------------------------------------------------------------------------------------------------------------------------
      95                        735,483         12/31/01              732,975           12/31/02                 739,306
      96                                           NAP                                     NAP
      97                                           NAP                357,489           12/31/01                 350,243
      98                        298,934         12/31/01              291,772           12/31/02                 304,122
      99                        383,251         12/31/00              399,988           12/31/01                 414,510
-------------------------------------------------------------------------------------------------------------------------
      100                       255,148         12/31/01              254,574           12/31/02                 321,484
      101                       158,128         12/31/01              267,156           12/31/02                 284,764
      102                       199,650         12/31/01              302,097           12/31/02                 290,892
     102.1                       53,141         12/31/01              149,030           12/31/02                 146,514
     102.2                      146,509         12/31/01              153,067           12/31/02                 144,377
-------------------------------------------------------------------------------------------------------------------------
      103                                          NAP                                     NAP
      104                       377,604         12/31/01              356,582           12/31/02                 338,462
      105                                          NAP                261,820           12/31/01                 280,841
      106                                          NAP                183,244           12/31/01                 219,430
      107                       236,685         12/31/01              258,786           12/31/02                 253,048
-------------------------------------------------------------------------------------------------------------------------
      108                       375,186         12/31/01              394,085           12/31/02                 408,080
      109                       226,065         12/31/01              237,745           12/31/02                 255,126
      110                       452,738         12/31/01              465,449           12/31/02                 453,429
      111                       348,060         12/31/01              393,409           12/31/02                 389,586
      112                                          NAP                                     NAP
-------------------------------------------------------------------------------------------------------------------------
      113                        95,220         12/31/01              195,434           12/31/02                 204,677
      114                       136,761         12/31/00              148,448           12/31/01                 169,653
      115                                          NAP                                     NAP

              MOST RECENT
                  NOI              UNDERWRITTEN      UNDERWRITTEN       UNDERWRITTEN        UNDERWRITTEN        UNDERWRITTEN
      ID          DATE                 NOI               EGI              EXPENSES         NET CASH FLOW          RESERVES
-------------------------------------------------------------------------------------------------------------------------------
       1          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
      1a          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
     1a.1         NAP                      83,778            137,528             53,750               67,001             6,321
     1a.2         NAP                     297,973            396,992             99,019              262,732             7,638
     1a.3         NAP                     321,805            429,025            107,221              284,201             9,166
-------------------------------------------------------------------------------------------------------------------------------
     1a.4         NAP                      34,559             59,769             25,210               31,114               940
     1a.5         NAP                     636,490            758,620            122,130              574,179             9,893
     1a.6         NAP                     422,859            435,937             13,078              411,089             4,094
     1a.7         NAP                   1,377,482          2,182,642            805,160            1,140,060            70,349
     1a.8         NAP                     249,699            464,934            215,235              208,738             8,133
-------------------------------------------------------------------------------------------------------------------------------
     1a.9         NAP                     205,574            514,108            308,533              114,269            32,685
     1a.10        NAP                     982,362          1,475,614            493,251              784,037            59,513
     1a.11        NAP                      81,692            187,586            105,894               51,153            10,448
     1a.12        NAP                     299,786            412,742            112,956              270,308             8,031
     1a.13        NAP                     311,000            461,687            150,687              270,635             9,185
-------------------------------------------------------------------------------------------------------------------------------
     1a.14        NAP                     409,481            629,509            220,028              362,232            18,611
     1a.15        NAP                     626,292            862,381            236,089              521,664            29,670
     1a.16        NAP                     765,184          1,153,269            388,085              650,892            36,660
     1a.17        NAP                     303,827            482,653            178,826              254,483            13,126
     1a.18        NAP                     323,952            477,263            153,311              286,821             7,531
     1a.19        NAP                     554,678            688,253            133,575              478,606            19,317
-------------------------------------------------------------------------------------------------------------------------------
     1a.20        NAP                   1,587,395          2,331,292            743,897            1,446,507            14,467
     1a.21        NAP                     398,786            509,679            110,892              351,880             7,416
     1a.22        NAP                   1,460,340          1,762,932            302,592            1,391,075            32,452
     1a.23        NAP                     731,328            897,577            166,249              679,599            15,596
     1a.24        NAP                     263,909            309,778             45,869              248,398             4,143
-------------------------------------------------------------------------------------------------------------------------------
     1a.25        NAP                     744,120            885,767            141,647              695,372            14,040
     1a.26        NAP                     649,109            759,188            110,079              609,049             9,296
     1a.27        NAP                     886,759          1,090,241            203,482              823,796            20,651
     1a.28        NAP                     275,696            344,452             68,757              255,675             3,530
     1a.29        NAP                     286,831            338,558             51,727              267,056             3,158
-------------------------------------------------------------------------------------------------------------------------------
     1a.30        NAP                     533,899            702,814            168,914              458,175            19,116
     1a.31        NAP                     452,313            564,566            112,253              433,026             8,665
     1a.32        NAP                     661,199            851,979            190,779              570,613            22,388
     1a.33        NAP                   1,332,000          1,721,691            389,691            1,234,395            30,000
     1a.34        NAP                     257,903            334,338             76,435              221,963             8,984
-------------------------------------------------------------------------------------------------------------------------------
     1a.35        NAP                     396,982            517,701            120,719              340,795            14,184
     1a.36        NAP                     210,543            251,944             41,401              191,400             3,000
     1a.37        NAP                     103,039            161,228             58,189               84,921             5,819
     1a.38        NAP                     242,025            332,324             90,300              227,317             3,120
     1a.39        NAP                     187,815            238,824             51,009              172,027             2,982
-------------------------------------------------------------------------------------------------------------------------------
     1a.40        NAP                     233,905            284,174             50,269              203,147             8,101
     1a.41        NAP                     330,011            399,101             69,090              287,546            11,084
     1a.42        NAP                     592,631            690,116             97,485              529,865            14,900
     1a.43        NAP                     261,799            386,643            124,844              244,091             3,384
-------------------------------------------------------------------------------------------------------------------------------
      1b          NAP                  21,368,810         28,877,419          7,508,607           18,991,902           641,787
     1b.1         NAP                      83,778            137,528             53,750               67,001             6,321
     1b.2         NAP                     297,973            396,992             99,019              262,732             7,638
     1b.3         NAP                     321,805            429,025            107,221              284,201             9,166
     1b.4         NAP                      34,559             59,769             25,210               31,114               940
-------------------------------------------------------------------------------------------------------------------------------
     1b.5         NAP                     636,490            758,620            122,130              574,179             9,893
     1b.6         NAP                     422,859            435,937             13,078              411,089             4,094
     1b.7         NAP                   1,377,482          2,182,642            805,160            1,140,060            70,349
     1b.8         NAP                     249,699            464,934            215,235              208,738             8,133
     1b.9         NAP                     205,574            514,108            308,533              114,269            32,685
-------------------------------------------------------------------------------------------------------------------------------
     1b.10        NAP                     982,362          1,475,614            493,251              784,037            59,513
     1b.11        NAP                      81,692            187,586            105,894               51,153            10,448
     1b.12        NAP                     299,786            412,742            112,956              270,308             8,031
     1b.13        NAP                     311,000            461,687            150,687              270,635             9,185
     1b.14        NAP                     409,481            629,509            220,028              362,232            18,611
-------------------------------------------------------------------------------------------------------------------------------
     1b.15        NAP                     626,292            862,381            236,089              521,664            29,670
     1b.16        NAP                     765,184          1,153,269            388,085              650,892            36,660
     1b.17        NAP                     303,827            482,653            178,826              254,483            13,126
     1b.18        NAP                     323,952            477,263            153,311              286,821             7,531
     1b.19        NAP                     554,678            688,253            133,575              478,606            19,317
-------------------------------------------------------------------------------------------------------------------------------
     1b.20        NAP                   1,587,395          2,331,292            743,897            1,446,507            14,467
     1b.21        NAP                     398,786            509,679            110,892              351,880             7,416
     1b.22        NAP                   1,460,340          1,762,932            302,592            1,391,075            32,452
     1b.23        NAP                     731,328            897,577            166,249              679,599            15,596
     1b.24        NAP                     263,909            309,778             45,869              248,398             4,143
-------------------------------------------------------------------------------------------------------------------------------
     1b.25        NAP                     744,120            885,767            141,647              695,372            14,040
     1b.26        NAP                     649,109            759,188            110,079              609,049             9,296
     1b.27        NAP                     886,759          1,090,241            203,482              823,796            20,651
     1b.28        NAP                     275,696            344,452             68,757              255,675             3,530
     1b.29        NAP                     286,831            338,558             51,727              267,056             3,158
-------------------------------------------------------------------------------------------------------------------------------
     1b.30        NAP                     533,899            702,814            168,914              458,175            19,116
     1b.31        NAP                     452,313            564,566            112,253              433,026             8,665
     1b.32        NAP                     661,199            851,979            190,779              570,613            22,388
     1b.33        NAP                   1,332,000          1,721,691            389,691            1,234,395            30,000
     1b.34        NAP                     257,903            334,338             76,435              221,963             8,984
-------------------------------------------------------------------------------------------------------------------------------
     1b.35        NAP                     396,982            517,701            120,719              340,795            14,184
     1b.36        NAP                     210,543            251,944             41,401              191,400             3,000
     1b.37        NAP                     103,039            161,228             58,189               84,921             5,819
     1b.38        NAP                     242,025            332,324             90,300              227,317             3,120
     1b.39        NAP                     187,815            238,824             51,009              172,027             2,982
-------------------------------------------------------------------------------------------------------------------------------
     1b.40        NAP                     233,905            284,174             50,269              203,147             8,101
     1b.41        NAP                     330,011            399,101             69,090              287,546            11,084
     1b.42        NAP                     592,631            690,116             97,485              529,865            14,900
     1b.43        NAP                     261,799            386,643            124,844              244,091             3,384
       2        10/31/03               24,302,876         35,807,781         11,504,905           22,949,980           238,319
-------------------------------------------------------------------------------------------------------------------------------
       3        10/31/03                7,205,431         16,349,254          9,143,823            6,261,277           125,725
       4        10/31/03                5,282,444          6,952,653          1,670,209            5,146,933            49,749
       5        9/30/03                 6,668,848         12,251,795          5,582,947            6,147,922           126,186
       6        5/31/03                12,788,323         23,944,507         11,156,184           11,481,126           169,153
       7        12/31/02                7,092,644          9,509,002          2,416,358            6,852,972            46,967
-------------------------------------------------------------------------------------------------------------------------------
       8        11/30/03                2,669,283          4,130,792          1,461,509            2,640,083            29,200
       9        9/30/03                 2,355,393          4,100,691          1,745,298            2,291,989            63,404
      10        11/30/03                3,118,688          3,943,610            824,922            2,969,587            46,554
      11        10/31/03                2,246,009          3,161,326            915,317            2,001,225            57,972
      12        10/31/03                2,165,028          3,133,008            967,980            1,951,509            48,155
-------------------------------------------------------------------------------------------------------------------------------
      13        9/30/03                 2,101,500          2,945,370            843,870            1,869,582            55,518
      14          NAP                   1,600,597          2,137,886            537,290            1,551,612             6,684
      15        12/31/03                1,567,470          2,895,044          1,327,574            1,496,670            70,800
      16        9/30/03                 1,770,991          2,760,758            989,766            1,675,027            26,991
      17        11/30/03                1,331,978          1,940,632            608,654            1,310,178            21,800
-------------------------------------------------------------------------------------------------------------------------------
      18        8/31/03                 1,425,219          1,917,267            492,048            1,317,602            36,411
      19        9/30/03                 1,320,063          1,662,621            342,558            1,228,521            15,242
      20          NAP                   1,219,853          1,821,462            601,608            1,172,249            15,704
      21        7/31/03                 1,515,038          3,427,962          1,912,924            1,300,403            39,986
      22        7/31/03                 1,766,427          2,283,690            517,263            1,683,121            33,906
-------------------------------------------------------------------------------------------------------------------------------
      23        10/20/03                1,110,864          1,741,225            630,361            1,082,864            28,000
      24        5/31/03                 1,676,380          3,064,083          1,387,703            1,519,229            21,129
      25        4/30/03                 1,977,204          3,044,477          1,067,273            1,946,337            30,867
      26          NAP                   1,308,483          1,680,805            372,322            1,257,039            14,056
      27        12/31/03                1,101,118          1,715,975            614,857            1,073,419            27,700
-------------------------------------------------------------------------------------------------------------------------------
      28        7/30/03                 1,042,816          1,476,338            433,522              948,736            21,080
      29        12/31/01                1,424,851          2,592,162          1,167,311            1,246,748            29,784
      30        9/30/03                 1,021,589          1,990,166            968,577              930,154            24,979
      31        8/31/03                 1,046,057          1,626,279            580,222              966,044            24,944
      32        12/31/02                1,107,241          1,479,421            372,180            1,008,634            25,207
-------------------------------------------------------------------------------------------------------------------------------
      33        11/30/03                1,002,299          1,497,949            495,651              890,787            26,012
      34        9/30/03                 1,198,340          1,619,942            421,602            1,107,056            33,597
      35        6/30/03                 1,073,210          1,541,098            467,888              969,999            25,348
-------------------------------------------------------------------------------------------------------------------------------
      36        12/31/03                1,171,091          1,805,098            634,006              886,155            56,450
     36.1         NAP
     36.2         NAP
     36.3         NAP
      37        9/25/03                   882,760          1,970,282          1,087,522              778,360           104,400
-------------------------------------------------------------------------------------------------------------------------------
      38          NAP                     902,604          1,030,777            128,173              898,028             4,576
      39        4/30/03                 1,352,591          1,842,976            490,385            1,239,105            37,716
      40        9/30/03                   837,829          1,110,894            273,065              765,664            19,515
      41        5/31/03                   921,906          1,263,781            341,875              883,418            16,000
-------------------------------------------------------------------------------------------------------------------------------
      42        Various                   824,512          1,566,019            741,507              781,524            42,988
     42.1       10/31/03                  759,692          1,470,400            710,708              718,928            40,764
     42.2       12/31/02                   64,820             95,619             30,799               62,596             2,224
      43        11/30/03                  686,144          1,018,180            332,036              670,444            15,700
      44        12/31/02                1,046,641          1,562,229            515,588              901,421            20,473
-------------------------------------------------------------------------------------------------------------------------------
      45        8/31/03                   784,941          1,041,192            256,251              726,339            19,159
      46        6/30/03                   830,067          1,024,273            194,206              777,093            15,774
      47        10/31/03                  640,539          1,261,725            621,186              631,024             9,515
      48          NAP                     893,961          1,431,072            537,111              829,428            41,472
      49        9/30/03                 1,533,855          2,749,646          1,215,791            1,463,055            70,800
-------------------------------------------------------------------------------------------------------------------------------
      50        6/30/03                   785,313          1,285,735            500,422              696,378            11,989
      51        6/27/03                   697,621            994,411            296,790              623,784             8,452
      52        11/30/02                  850,660          1,213,091            362,431              806,374            14,284
      53        9/30/03                   696,309          1,002,166            305,857              677,411            18,898
      54        12/31/03                  842,010          1,229,169            387,159              783,554            58,456
-------------------------------------------------------------------------------------------------------------------------------
      55        12/31/02                  712,327            957,477            245,150              663,459            12,986
      56        12/31/02                  638,708            889,992            251,284              620,408             5,832
      57        11/30/03                  474,924            748,165            273,241              467,624             7,300
      58          NAP                     534,379            740,256            205,877              496,431             8,348
      59          NAP                     567,534            780,356            212,821              514,682            20,352
-------------------------------------------------------------------------------------------------------------------------------
      60        11/30/03                  469,411            817,698            348,287              460,261             9,150
      61        12/31/02                  764,949            887,744            122,795              747,600            17,349
      62        6/30/03                 1,117,909          1,618,706            500,797              881,918            71,378
      63        12/31/02                  513,918            811,521            297,603              496,168            17,750
      64        5/31/03                   626,756            790,371            163,615              565,121            16,976
-------------------------------------------------------------------------------------------------------------------------------
      65        12/31/02                  305,360            635,463            330,104              287,360            18,000
      66        12/31/02                  221,661            376,440            154,779              212,161             9,500
      67          NAP                     606,893            625,663             18,770              599,208             7,685
      68        12/31/02                  479,802            924,901            445,099              449,729            30,073
      69        12/31/02                  639,255            887,526            248,271              600,580             8,694
-------------------------------------------------------------------------------------------------------------------------------
      70        9/30/03                   517,697            709,196            191,499              469,629             9,867
      71        9/30/03                   703,677          1,256,432            552,755              660,477            43,200
      72        12/31/02                  505,796            772,351            266,555              453,250             9,477
      73          NAP                     589,115            607,335             18,220              520,983            25,071
      74        5/31/03                   529,784            738,317            208,533              446,914            29,033
-------------------------------------------------------------------------------------------------------------------------------
      75        9/30/03                   599,249            774,449            175,200              584,514             3,864
      76          NAP                     483,140            493,000              9,860              480,956             2,184
      77          NAP                     537,142            644,135            106,993              526,797             3,161
      78        2/28/03                   530,128            792,414            262,287              481,108             9,178
      79        12/31/02                  383,517            717,810            334,293              364,767            18,750
-------------------------------------------------------------------------------------------------------------------------------
      80        12/31/02                  556,109            723,266            167,157              514,550             8,563
      81        6/30/03                   405,999            644,435            238,435              366,592             8,146
      82        9/30/03                   420,962            580,015            159,053              408,137            12,825
      83        7/31/03                   408,853            647,154            238,301              395,188            13,665
      84        6/30/03                   441,646            657,251            215,605              414,006            21,640
-------------------------------------------------------------------------------------------------------------------------------
      85        11/30/03                  290,482            487,729            197,247              284,082             6,400
      86        8/31/03                   412,338            532,060            119,722              358,736             6,030
      87        9/30/03                   403,854            563,071            159,216              392,593            11,261
      88          NAP                     347,900            355,000              7,100              345,738             2,162
      89          NAP                     352,982            448,503             95,521              340,811             3,445
-------------------------------------------------------------------------------------------------------------------------------
      90        12/31/03                  400,919            636,397            235,478              375,109            25,810
      91        9/30/03                   378,270            547,461            169,191              364,463            13,808
      92        12/31/03                  311,366            549,973            238,607              278,804             7,801
      93        9/30/03                   480,873          1,138,746            657,873              367,047            17,126
      94        12/31/02                  288,831            540,745            251,914              275,581            13,250
-------------------------------------------------------------------------------------------------------------------------------
      95        5/31/03                   677,119            931,582            254,463              628,452             7,276
      96          NAP                     396,830            409,103             12,273              364,656             7,498
      97        12/31/02                  360,464            374,220             13,756              358,196             2,268
      98        9/30/03                   304,898            454,177            149,280              293,475            11,423
      99        12/31/02                  341,325            545,177            203,852              307,948             6,379
-------------------------------------------------------------------------------------------------------------------------------
      100       9/30/03                   292,551            386,652             94,101              253,937             4,615
      101       7/31/03                   256,351            414,367            158,016              246,756             9,595
      102       5/31/03                   281,941            479,346            197,405              270,798            11,144
     102.1      5/31/03                   141,207            257,152            115,945              135,794             5,414
     102.2      5/31/03                   140,734            222,194             81,460              135,004             5,730
-------------------------------------------------------------------------------------------------------------------------------
      103         NAP                     238,809            319,481             80,672              228,122             4,677
      104       8/31/03                   283,942            573,257            289,315              262,642            21,300
      105       12/31/02                  290,926            444,235            153,308              256,904             4,661
      106       12/31/02                  200,929            413,153            212,224              188,929            12,000
      107       9/25/03                   233,091            462,360            229,269              214,243            18,848
-------------------------------------------------------------------------------------------------------------------------------
      108       6/30/03                   410,161            564,976            154,815              334,202            18,575
      109       6/30/03                   224,493            395,677            171,184              215,750             8,743
      110       6/30/03                   450,299            624,579            174,280              352,398            26,330
      111       9/30/03                   332,428            623,880            291,452              310,828            21,600
      112         NAP                     219,576            309,996             90,420              203,235             2,241
-------------------------------------------------------------------------------------------------------------------------------
      113       5/31/03                   214,672            468,509            253,837              204,777             9,895
      114       12/31/02                  168,789            358,578            189,789              155,701            13,088
      115         NAP                     136,048            187,891             51,842              132,218             1,150

                                                                                                                LEASE
      ID        LARGEST TENANT                                                             SF                 EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
       1        Various                                                                    Various             Various
      1a        Various                                                                    Various             Various
     1a.1       Creative Colors                                                             30,376             5/31/08
     1a.2       Tile Contractors                                                            15,300             2/28/05
     1a.3       Sedgefield Interiors                                                        20,323             8/31/15
------------------------------------------------------------------------------------------------------------------------------------
     1a.4       Vertisys Corp.                                                               3,890             8/31/06
     1a.5       Endress & Hauser                                                            49,464             10/31/04
     1a.6       Recall Total Info                                                           40,935             6/30/15
     1a.7       Verizon Services                                                           297,982             7/31/07
     1a.8       Shaw's Supermarket                                                           7,000              7/2/04
------------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10      Gulf Medical Supply Inc.                                                   113,215             6/30/11
     1a.11
     1a.12      Tripmaster Corpor                                                           16,808             12/31/06
     1a.13      Luverne Truck Equ                                                           12,070             9/30/08
------------------------------------------------------------------------------------------------------------------------------------
     1a.14      Aluma-Craft Corpo                                                           46,400             10/31/08
     1a.15      Omnigroup, Inc.                                                             75,744             2/28/10
     1a.16      Kroger Texas, L.P.                                                          71,135             3/31/04
     1a.17      Dollar House                                                                29,399             12/31/06
     1a.18      Liberty Data Prod                                                            9,940             8/31/05
     1a.19      Bushnell Corporat                                                           37,205               MTM
------------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21      Champion Window                                                             17,222             9/30/09
     1a.22      California Commun                                                          324,520             10/31/11
     1a.23      Turbo Wholesale                                                            107,960             10/31/07
     1a.24      Gibson Enterprise                                                           41,430             7/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1a.25      Superior Communic                                                          140,400             9/30/06
     1a.26      Q & B Foods, Inc.                                                           26,263             8/31/05
     1a.27      Brand Emporium                                                              97,544             9/30/09
     1a.28      Superior Communic                                                           11,545             9/30/06
     1a.29      Pinkerton's, Inc.                                                            4,497             10/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31      California Custom                                                           86,650             10/31/13
     1a.32      Scholastic Inc.                                                             84,543             8/31/10
     1a.33      Mountain Gear Cor                                                          300,000             9/30/08
     1a.34
------------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36      Impressions, Inco                                                           10,738             4/30/09
     1a.37      Southeast Christi                                                           15,686             6/30/08
     1a.38      CSX Transportatio                                                           14,972             5/31/07
     1a.39      Inter-Tel Technol                                                            6,227             7/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1a.40      Miller Curtain                                                              81,009             3/30/04
     1a.41      Miller Curtain                                                             110,839             3/30/04
     1a.42      Miller Curtain                                                             149,000             11/30/04
     1a.43      Twigland Fashions                                                           21,875             9/22/07
------------------------------------------------------------------------------------------------------------------------------------
      1b        Various                                                                    Various             Various
     1b.1       Creative Colors                                                             30,376             5/31/08
     1b.2       Tile Contractors                                                            15,300             2/28/05
     1b.3       Sedgefield Interiors                                                        20,323             8/31/15
     1b.4       Vertisys Corp.                                                               3,890             8/31/06
------------------------------------------------------------------------------------------------------------------------------------
     1b.5       Endress & Hauser                                                            49,464             10/31/04
     1b.6       Recall Total Info                                                           40,935             6/30/15
     1b.7       Verizon Services                                                           297,982             7/31/07
     1b.8       Shaw's Supermarket                                                           7,000              7/2/04
     1b.9
------------------------------------------------------------------------------------------------------------------------------------
     1b.10      Gulf Medical Supply Inc.                                                   113,215             6/30/11
     1b.11
     1b.12      Tripmaster Corpor                                                           16,808             12/31/06
     1b.13      Luverne Truck Equ                                                           12,070             9/30/08
     1b.14      Aluma-Craft Corpo                                                           46,400             10/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1b.15      Omnigroup, Inc.                                                             75,744             2/28/10
     1b.16      Kroger Texas, L.P.                                                          71,135             3/31/04
     1b.17      Dollar House                                                                29,399             12/31/06
     1b.18      Liberty Data Prod                                                            9,940             8/31/05
     1b.19      Bushnell Corporat                                                           37,205               MTM
------------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21      Champion Window                                                             17,222             9/30/09
     1b.22      California Commun                                                          324,520             10/31/11
     1b.23      Turbo Wholesale                                                            107,960             10/31/07
     1b.24      Gibson Enterprise                                                           41,430             7/31/08
------------------------------------------------------------------------------------------------------------------------------------
     1b.25      Superior Communic                                                          140,400             9/30/06
     1b.26      Q & B Foods, Inc.                                                           26,263             8/31/05
     1b.27      Brand Emporium                                                              97,544             9/30/09
     1b.28      Superior Communic                                                           11,545             9/30/06
     1b.29      Pinkerton's, Inc.                                                            4,497             10/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31      California Custom                                                           86,650             10/31/13
     1b.32      Scholastic Inc.                                                             84,543             8/31/10
     1b.33      Mountain Gear Cor                                                          300,000             9/30/08
     1b.34
------------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36      Impressions, Inco                                                           10,738             4/30/09
     1b.37      Southeast Christi                                                           15,686             6/30/08
     1b.38      CSX Transportatio                                                           14,972             5/31/07
     1b.39      Inter-Tel Technol                                                            6,227             7/31/07
------------------------------------------------------------------------------------------------------------------------------------
     1b.40      Miller Curtain                                                              81,009             3/30/04
     1b.41      Miller Curtain                                                             110,839             3/30/04
     1b.42      Miller Curtain                                                             149,000             11/30/04
     1b.43      Twigland Fashions                                                           21,875             9/22/07
       2        New York Central Lines                                                     384,906             6/23/09
------------------------------------------------------------------------------------------------------------------------------------
       3        Department of Labor                                                        137,387             3/16/10
       4        Sportsman's Warehouse                                                       45,794             10/31/17
       5        Bon-Ton, The                                                                98,484             1/31/06
       6        Financial Guaranty Insurance Company                                       122,500             12/31/06
       7        Kmart                                                                      107,870             12/31/18
------------------------------------------------------------------------------------------------------------------------------------
       8
       9
      10        Kohl's Department Store                                                     86,584              2/1/20
      11        Burlington Coat Factory                                                     78,572             3/31/07
      12        Sav-On Drug #3311                                                           28,027             5/14/12
------------------------------------------------------------------------------------------------------------------------------------
      13        Lazarus Language                                                            73,256             1/31/09
      14        Toys "R" Us (ground lease)                                                  49,835             1/31/14
      15
      16        Tom Thumb                                                                   53,275             3/31/15
      17
------------------------------------------------------------------------------------------------------------------------------------
      18        Kroger                                                                      63,986             2/28/14
      19        Circuit City                                                                33,165             1/31/18
      20        Coborn's, Incorporated                                                      50,785             11/30/22
      21        Westerman, Ball, Eder, Miller & Sharfstein, LLP                             14,480             12/31/11
      22        Kemp                                                                        51,704             1/31/08
------------------------------------------------------------------------------------------------------------------------------------
      23
      24        Free Country, Ltd.                                                           5,418             12/31/10
      25
      26        Linens 'N Things                                                            28,000             1/31/19
      27
------------------------------------------------------------------------------------------------------------------------------------
      28        Amdocs Champaign, Inc.                                                      85,400             12/31/11
      29        Meetings Plus                                                               25,460             2/28/07
      30        24 Hour Fitness                                                             18,300              1/3/08
      31        Babies R Us                                                                 30,782             1/31/19
      32        Ollie's Bargain Outlet                                                      50,000             7/31/10
------------------------------------------------------------------------------------------------------------------------------------
      33        Albertson's                                                                 50,500             12/31/17
      34        Save Mart Supermarkets                                                      44,865             3/31/17
      35        Bealls #166                                                                 21,750             2/28/06
------------------------------------------------------------------------------------------------------------------------------------
      36        Various                                                                    Various             Various
     36.1       Darden Corporation                                                          24,035             5/31/05
     36.2       Pitney Bowes, Inc.                                                           6,650             2/29/08
     36.3       JDJ Real Estate Services, Inc.                                               3,123             3/31/06
      37
------------------------------------------------------------------------------------------------------------------------------------
      38        Home Depot                                                                  99,597             1/31/33
      39        Klein's Super Markets                                                       53,000             12/31/18
      40        Dyncorp Technical Services LLC                                              15,600             9/30/07
      41        Linens 'N Things                                                            80,000             1/31/18
------------------------------------------------------------------------------------------------------------------------------------
      42
     42.1
     42.2
      43
      44        Mansell & Assoc./NRT Utah, Inc.                                             21,676             10/31/06
------------------------------------------------------------------------------------------------------------------------------------
      45        Scolari's Food and Drug                                                     47,140             6/18/07
      46        Fujitsu Transaction Solutions Inc                                           46,080             1/31/11
      47
      48        Ryder Integrated Logistics                                                 276,480             7/31/12
      49
------------------------------------------------------------------------------------------------------------------------------------
      50        Cardiology Associates of Cincinnati                                         14,729             6/30/09
      51        Howard S. Wright                                                            10,271             6/30/08
      52        Publix Supermarket                                                          53,096             11/30/11
      53
      54        Bi-Lo, Inc.                                                                 46,673             9/30/21
------------------------------------------------------------------------------------------------------------------------------------
      55        Delray Fitness/Golds Gym                                                    26,350             10/7/12
      56        Modell's Sporting Goods                                                     15,000             3/31/17
      57
      58        Tri-Counties Bank                                                           10,000             12/31/09
      59        Ogo International                                                           51,520             5/31/05
------------------------------------------------------------------------------------------------------------------------------------
      60
      61        Waban, Inc. (BJ's)                                                         115,660             5/31/16
      62        Millenium Digital Media                                                     20,832             2/28/07
      63
      64        Kroger                                                                      45,528             6/30/11
------------------------------------------------------------------------------------------------------------------------------------
      65
      66
      67        The Bon, Inc.                                                               51,232             11/30/16
      68
      69        Tutor Time Child Care                                                        9,990             11/30/18
------------------------------------------------------------------------------------------------------------------------------------
      70        Best Buy                                                                    44,465             1/31/09
      71
      72        First National Bank of Omaha                                                11,208             2/28/06
      73        Lowe's Home Improvement                                                    125,353             12/31/13
      74        Michael's Arts & Crafts                                                     19,867             8/31/06
------------------------------------------------------------------------------------------------------------------------------------
      75        Comp USA                                                                    25,757             5/30/17
      76        Walgreens                                                                   14,560             10/31/78
      77        Pier 1 Imports, Inc.                                                        10,310             7/31/13
      78        Wells Fargo                                                                  7,500             10/1/12
      79
------------------------------------------------------------------------------------------------------------------------------------
      80        Host Marriott Corporation                                                    6,200             4/30/17
      81        Carondelet Health Care Corp.                                                 5,502             12/31/08
      82
      83
      84
------------------------------------------------------------------------------------------------------------------------------------
      85
      86        Maximum Realty LLC, dba Century 21                                           5,000             11/30/07
      87
      88        Walgreens                                                                   14,414             10/31/28
      89        Longs Drug Stores California, Inc.                                          22,965             2/28/23
------------------------------------------------------------------------------------------------------------------------------------
      90
      91
      92        Rehab Now Physical Therapy                                                   4,600             12/31/06
      93        US Admin-3rd Floor                                                          14,387             12/31/09
      94
------------------------------------------------------------------------------------------------------------------------------------
      95        Spec's Music & Video, Store #10                                              5,600             8/31/04
      96        BJ's Wholesales                                                             68,160             5/30/16
      97        Walgreens                                                                   15,120             8/31/19
      98
      99        Social Security Administration (GSA)                                        12,007             12/7/05
------------------------------------------------------------------------------------------------------------------------------------
      100       Sansbury Opticians                                                           4,845             11/30/07
      101       Yuko                                                                         1,200             5/31/11
      102
     102.1
     102.2
------------------------------------------------------------------------------------------------------------------------------------
      103       FedEx Ground Package System, Inc.                                           46,772             7/31/13
      104
      105       China Delight                                                                2,800             4/30/08
      106
      107
------------------------------------------------------------------------------------------------------------------------------------
      108       Tri-State Electrical                                                         6,500             3/31/08
      109
      110       Advent Associates                                                           16,911             1/31/05
      111
      112       Cato                                                                         4,250             1/31/09
------------------------------------------------------------------------------------------------------------------------------------
      113
      114
      115       FedEx Freight East, Inc.                                                    11,501             3/31/18

                                                                                             LEASE
      ID        2ND LARGEST TENANT                                         SF             EXPIRATION
----------------------------------------------------------------------------------------------------------------
       1        Various                                                 Various             Various
      1a        Various                                                 Various             Various
     1a.1       Kasco Corp.                                               7,200             5/31/05
     1a.2       Iberia Tile                                              15,300             7/31/09
     1a.3       AARP (Johnstone)                                         15,500             3/31/10
----------------------------------------------------------------------------------------------------------------
     1a.4       Western Industries                                        1,945             4/30/06
     1a.5       Skaltec                                                  31,973            12/31/08
     1a.6
     1a.7       Shaw's Supermarket                                       16,348             7/2/04
     1a.8
----------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12      Sundeck Products                                         10,813             7/31/05
     1a.13      Designed Telecom                                          8,598             3/31/05
----------------------------------------------------------------------------------------------------------------
     1a.14      Lonestar- Southwest                                      26,547             9/30/05
     1a.15      Wald Relocation                                          56,415             1/14/07
     1a.16      Reynolds Fastener                                        48,404             4/30/04
     1a.17      UC Trading, Inc.                                         14,951             2/28/05
     1a.18      La Madeleine                                              9,464             5/31/09
     1a.19
----------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21      Roth Corporation                                         17,206             6/30/07
     1a.22
     1a.23      Mountain Gear Cor                                        48,000             9/30/08
     1a.24
----------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26      Davies Gate, LLC                                         23,926            10/31/06
     1a.27      Mace Group, Inc.                                         73,085             8/31/06
     1a.28      BNJ, Inc.                                                 4,707             9/30/05
     1a.29      Edgar Morris                                              4,428            11/30/04
----------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
----------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36      Anixter, Inc.                                             5,500            12/31/05
     1a.37      The Courter Compa                                        12,690             9/30/05
     1a.38      First American                                            3,858             8/31/07
     1a.39      MCSI                                                      5,612            12/31/06
----------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43      Genesis Health                                           11,980             1/9/10
----------------------------------------------------------------------------------------------------------------
      1b        Various                                                 Various             Various
     1b.1       Kasco Corp.                                               7,200             5/31/05
     1b.2       Iberia Tile                                              15,300             7/31/09
     1b.3       AARP (Johnstone)                                         15,500             3/31/10
     1b.4       Western Industries                                        1,945             4/30/06
----------------------------------------------------------------------------------------------------------------
     1b.5       Skaltec                                                  31,973            12/31/08
     1b.6
     1b.7       Shaw's Supermarket                                       16,348             7/2/04
     1b.8
     1b.9
----------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12      Sundeck Products                                         10,813             7/31/05
     1b.13      Designed Telecom                                          8,598             3/31/05
     1b.14      Lonestar- Southwest                                      26,547             9/30/05
----------------------------------------------------------------------------------------------------------------
     1b.15      Wald Relocation                                          56,415             1/14/07
     1b.16      Reynolds Fastener                                        48,404             4/30/04
     1b.17      UC Trading, Inc.                                         14,951             2/28/05
     1b.18      La Madeleine                                              9,464             5/31/09
     1b.19
----------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21      Roth Corporation                                         17,206             6/30/07
     1b.22
     1b.23      Mountain Gear Cor                                        48,000             9/30/08
     1b.24
----------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26      Davies Gate, LLC                                         23,926            10/31/06
     1b.27      Mace Group, Inc.                                         73,085             8/31/06
     1b.28      BNJ, Inc.                                                 4,707             9/30/05
     1b.29      Edgar Morris                                              4,428            11/30/04
----------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
----------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36      Anixter, Inc.                                             5,500            12/31/05
     1b.37      The Courter Compa                                        12,690             9/30/05
     1b.38      First American                                            3,858             8/31/07
     1b.39      MCSI                                                      5,612            12/31/06
----------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43      Genesis Health                                           11,980             1/9/10
       2        New York Central Lines                                  368,093             6/23/08
----------------------------------------------------------------------------------------------------------------
       3        Elsevier Science Inc.                                   107,895             6/30/06
       4        Linens 'N Things                                         35,000             1/31/19
       5        Dick's Clothing & Sporting                               65,000             8/31/08
       6        GJF Construction Corporation                             38,802             6/30/07
       7        Sportsmart                                               40,672            11/30/08
----------------------------------------------------------------------------------------------------------------
       8
       9
      10        Best Buy                                                 45,000             1/31/14
      11        State of Illinois                                        32,000             1/15/06
      12        Big 5 Corporation                                        10,000             1/31/09
----------------------------------------------------------------------------------------------------------------
      13        Dunham's Athleisure                                      30,000            10/31/05
      14        T.J. Maxx                                                30,207             8/31/13
      15
      16        Via Real Mexican Restuarant                               8,540            12/31/04
      17
----------------------------------------------------------------------------------------------------------------
      18        Blockbuster Video                                         6,500            12/31/06
      19        Michael's                                                23,923             2/28/13
      20        Especially for Children                                   7,500             4/30/13
      21        Bee Eisman & Ready                                       12,000             6/30/10
      22        Steve Silver Co.                                         11,002            11/30/06
----------------------------------------------------------------------------------------------------------------
      23
      24        A Fine Gauge                                              4,350             7/31/07
      25
      26        Barnes & Noble                                           23,520             9/1/18
      27
----------------------------------------------------------------------------------------------------------------
      28        Amdocs Champaign, Inc.                                   20,000             1/31/12
      29        ERM-West, Inc.                                           19,639             3/5/05
      30        Dollar Tree                                              10,080             1/31/13
      31        Borders Books                                            21,000             1/31/19
      32        Weis Markets                                             29,716            10/31/06
----------------------------------------------------------------------------------------------------------------
      33        Consolidated Stores dba Big Lots                         20,100             1/31/05
      34        Rite Aid Corporation                                     31,472             2/28/17
      35        Eckerd's #905                                            10,080             7/31/04
----------------------------------------------------------------------------------------------------------------
      36        Various                                                 Various             Various
     36.1       1SetPrice                                                12,420             5/31/07
     36.2       Pomeroy Computer Resources                                6,224             8/31/06
     36.3       Florida Insurance, Inc.                                   2,460             1/31/07
      37
----------------------------------------------------------------------------------------------------------------
      38        Best Buy                                                 30,508             1/31/19
      39        Wage Connection                                          12,974             6/30/08
      40        American Cement                                          10,839            12/31/04
      41
----------------------------------------------------------------------------------------------------------------
      42
     42.1
     42.2
      43
      44        NRT Utah, Inc.                                           11,961            12/31/06
----------------------------------------------------------------------------------------------------------------
      45        Heidi's Restaurant                                        5,735               MTM
      46        Pilot Air Freight                                         8,040             2/28/07
      47
      48
      49
----------------------------------------------------------------------------------------------------------------
      50        The Kidney and Hypertension Ce                            8,797            12/31/09
      51        Meyer Memorial Trust                                      6,649             5/31/10
      52        Eckerd's Drug                                             8,450            10/31/05
      53
      54        Eckerd's Drugs                                           10,908             9/30/21
----------------------------------------------------------------------------------------------------------------
      55        New China Buffet                                          7,500             9/30/04
      56        Lerner New York, Inc.                                     7,560             2/28/06
      57
      58        Yume Buffet                                               6,200             5/31/04
      59        Whole Foods Market                                       25,760             7/31/08
----------------------------------------------------------------------------------------------------------------
      60
      61
      62        Top Printing & Graphics, Inc.                             8,288             7/31/06
      63
      64        The Tog Shop                                              7,200            10/31/06
----------------------------------------------------------------------------------------------------------------
      65
      66
      67
      68
      69        Barry University                                          3,600            10/31/06
----------------------------------------------------------------------------------------------------------------
      70        The Room Stores of Phoenix                               21,317             9/30/08
      71
      72        Haberfeld Associates, Inc.                                5,689             5/31/07
      73
      74        Pueblo Mio                                                7,575             1/31/08
----------------------------------------------------------------------------------------------------------------
      75
      76
      77        The Bombay Companay, Inc.                                 8,192            11/30/13
      78        Hollywood Video                                           5,085             2/4/10
      79
----------------------------------------------------------------------------------------------------------------
      80        Burger King                                               4,000             6/30/23
      81        Outpost Investment 200, Inc.                              4,913             5/31/06
      82
      83
      84
----------------------------------------------------------------------------------------------------------------
      85
      86        Farmers Insurance                                         2,500             8/31/11
      87
      88
      89
----------------------------------------------------------------------------------------------------------------
      90
      91
      92        Carpet Mills of America                                   3,371            11/30/08
      93        DJR Architecture, Inc.                                    7,375             4/30/09
      94
----------------------------------------------------------------------------------------------------------------
      95        Crossroads Animal Hospital                                2,800             8/31/06
      96
      97
      98
      99        Home Health Corp.                                         6,680             2/15/06
----------------------------------------------------------------------------------------------------------------
      100       Educational Wonderland                                    4,505            10/31/04
      101       Joseph Cleaners                                           1,071             3/31/12
      102
     102.1
     102.2
----------------------------------------------------------------------------------------------------------------
      103
      104
      105       Baby's Two Consignment                                    2,500             8/31/04
      106
      107
----------------------------------------------------------------------------------------------------------------
      108       Lallie Company                                            6,200             4/30/05
      109
      110       Commercial Interiors, Inc.                                8,744             3/31/04
      111
      112       Payless Shoesource                                        2,975             6/30/13
----------------------------------------------------------------------------------------------------------------
      113
      114
      115

                                                                                    LEASE            PERCENT                LEASED
      ID        3RD LARGEST TENANT                                   SF           EXPIRATION          LEASED            AS-OF DATE
-----------------------------------------------------------------------------------------------------------------------------------
       1        Various                                           Various          Various            67.42%               Various
      1a        Various                                           Various          Various            67.42%               Various
     1a.1       Rona Inc.                                           3,600          10/31/04           70.83%               12/1/03
     1a.2       N. Connor & Assoc                                   8,000          6/30/05            73.45%               12/1/03
     1a.3       Dal- Tile Corp.                                    15,300          4/30/06            77.79%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                                                             62.10%               12/1/03
     1a.5       International Sys                                   9,966          5/31/05            92.39%               12/1/03
     1a.6                                                                                            100.00%            12/11/2003
     1a.7                                                                                             67.02%              12/11/03
     1a.8                                                                                             12.91%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                                                              0.00%              12/18/03
     1a.10                                                                                            28.54%              12/18/03
     1a.11                                                                                             0.00%              12/18/03
     1a.12      Ink & Paper Magic                                  10,199          5/31/10            95.96%              12/11/03
     1a.13      Integrated Future                                   8,320          2/29/08            86.05%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.14      Gutter Suppliers                                   26,280          4/30/07            72.78%               12/1/03
     1a.15                                                                                            66.81%              11/11/03
     1a.16      Priority Wire & C                                  45,705          10/31/04           76.68%             12/1/2003
     1a.17      SPI Distribution                                   13,250          2/28/05            86.12%               12/1/03
     1a.18      Finishmaster, Inc                                   5,640          3/31/06            73.71%               12/1/03
     1a.19                                                                                            28.84%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                                                             0.00%              12/18/03
     1a.21                                                                                            69.51%              11/11/03
     1a.22                                                                                           100.00%              12/11/03
     1a.23                                                                                           100.00%              12/11/03
     1a.24                                                                                           100.00%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                                                           100.00%              12/11/03
     1a.26      Dealer Tire                                        22,675          7/31/06            78.20%            12/11/2003
     1a.27                                                                                            82.60%              12/11/03
     1a.28      Professional Env.                                   4,488          3/31/08            99.08%              12/11/03
     1a.29      Steven Costa, Inc.                                  4,232          8/31/05            98.66%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                                                             0.00%              12/18/03
     1a.31                                                                                           100.00%              11/11/03
     1a.32                                                                                            57.29%              11/11/03
     1a.33                                                                                           100.00%              11/11/03
     1a.34                                                                                             0.00%              12/18/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                                                             0.00%              12/18/03
     1a.36      Brolin Retail Sys                                   5,252          12/31/05          100.00%             12/1/2003
     1a.37                                                                                            48.76%               12/1/03
     1a.38                                                                                            60.35%               12/1/03
     1a.39      Owens Corning                                       5,330          3/31/06           100.00%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                                                           100.00%              12/11/03
     1a.41                                                                                           100.00%              12/11/03
     1a.42                                                                                           100.00%              12/11/03
     1a.43                                                                                           100.00%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
      1b        Various                                           Various          Various            67.42%               Various
     1b.1       Rona Inc.                                           3,600          10/31/04           70.83%               12/1/03
     1b.2       N. Connor & Assoc                                   8,000          6/30/05            73.45%               12/1/03
     1b.3       Dal- Tile Corp.                                    15,300          4/30/06            77.79%               12/1/03
     1b.4                                                                                             62.10%             12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.5       International Sys                                   9,966          5/31/05            92.39%               12/1/03
     1b.6                                                                                            100.00%              12/11/03
     1b.7                                                                                             67.02%              12/11/03
     1b.8                                                                                             12.91%              12/11/03
     1b.9                                                                                              0.00%              12/18/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                                                            28.54%              12/18/03
     1b.11                                                                                             0.00%              12/18/03
     1b.12      Ink & Paper Magic                                  10,199          5/31/10            95.96%              12/11/03
     1b.13      Integrated Future                                   8,320          2/29/08            86.05%              12/11/03
     1b.14      Gutter Suppliers                                   26,280          4/30/07            72.78%             12/1/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                                                            66.81%              11/11/03
     1b.16      Priority Wire & C                                  45,705          10/31/04           76.68%               12/1/03
     1b.17      SPI Distribution                                   13,250          2/28/05            86.12%               12/1/03
     1b.18      Finishmaster, Inc                                   5,640          3/31/06            73.71%               12/1/03
     1b.19                                                                                            28.84%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                                                             0.00%              12/18/03
     1b.21                                                                                            69.51%              11/11/03
     1b.22                                                                                           100.00%              12/11/03
     1b.23                                                                                           100.00%              12/11/03
     1b.24                                                                                           100.00%            12/11/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                                                           100.00%              12/11/03
     1b.26      Dealer Tire                                        22,675          7/31/06            78.20%              12/11/03
     1b.27                                                                                            82.60%              12/11/03
     1b.28      Professional Env.                                   4,488          3/31/08            99.08%              12/11/03
     1b.29      Steven Costa, Inc.                                  4,232          8/31/05            98.66%              12/11/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                                                             0.00%              12/18/03
     1b.31                                                                                           100.00%              11/11/03
     1b.32                                                                                            57.29%              11/11/03
     1b.33                                                                                           100.00%              11/11/03
     1b.34                                                                                             0.00%            12/18/2003
-----------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                                                             0.00%              12/18/03
     1b.36      Brolin Retail Sys                                   5,252          12/31/05          100.00%               12/1/03
     1b.37                                                                                            48.76%               12/1/03
     1b.38                                                                                            60.35%               12/1/03
     1b.39      Owens Corning                                       5,330          3/31/06           100.00%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                                                           100.00%              12/11/03
     1b.41                                                                                           100.00%              12/11/03
     1b.42                                                                                           100.00%              12/11/03
     1b.43                                                                                           100.00%              12/11/03
       2        Ernst & Young                                      73,165          9/30/13            97.49%              10/31/03
-----------------------------------------------------------------------------------------------------------------------------------
       3        Margolis Edelstein                                 70,591          6/30/06            85.64%              10/31/03
       4        Ross Dress for Less                                30,408          1/31/14            98.45%             1/31/2004
       5        Hoyts Cinemas #460 (Regal Cine                     35,239          10/31/13           91.75%               9/16/03
       6        First Options of Chicago                           32,769          2/28/05            82.60%               11/4/03
       7        Pacific Theaters                                   34,561          7/31/13            99.41%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
       8                                                                                             100.00%              12/16/03
       9                                                                                              89.67%               1/15/04
      10        Linens 'N Things                                   35,000          6/30/15           100.00%            11/20/2003
      11        Bally Total Fitness                                30,784          7/31/18            94.13%                2/3/04
      12        Clark's Stationers                                  7,000          12/31/04           98.70%               12/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      13        Giant Eagle - Community Market                     29,333          11/30/12           98.69%               11/1/03
      14        Linens 'N Things                                   30,004          1/31/14            98.57%              12/12/03
      15                                                                                              88.14%               1/22/04
      16        Crown Group                                         5,950          2/29/04            93.91%                1/1/04
      17                                                                                              94.50%              12/16/03
-----------------------------------------------------------------------------------------------------------------------------------
      18        Avenue #882                                         5,600          1/31/05            99.00%              12/31/03
      19        Staples                                            20,384           1/4/18           100.00%               12/1/03
      20        Spectator's Grille & Bar                            5,715          8/31/13            98.74%            11/11/2003
      21        Town of Oyster Bay                                 11,216          7/31/10            93.80%                9/1/03
      22        Bassett Mirror                                     10,666          12/31/06           93.20%               7/31/03
-----------------------------------------------------------------------------------------------------------------------------------
      23                                                                                             100.00%               12/8/03
      24        L'Koral Industries, Inc.                            4,200          1/31/13           100.00%               10/1/03
      25                                                                                              86.77%               7/11/03
      26        Michaels Stores                                    20,351          9/30/18           100.00%                1/9/04
      27                                                                                              98.90%               1/23/04
-----------------------------------------------------------------------------------------------------------------------------------
      28                                                                                             100.00%              11/14/03
      29        Sequoia Equities                                    7,157          7/31/09            86.57%              12/23/03
      30        Empire Buffet                                       7,948          8/31/12            96.80%             8/31/2003
      31        CVS (Freight Liquidator)                            8,750          1/30/11            98.30%                1/1/04
      32        Dollar General                                      8,450          11/30/05           97.14%              11/13/03
-----------------------------------------------------------------------------------------------------------------------------------
      33        Tulare Community Health Care                       14,060          10/21/11           97.85%               12/1/03
      34        Mahmoud Kalil DVM                                   3,500          2/28/09            90.20%              11/24/03
      35        Sears                                               8,093          8/31/06            96.00%                9/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      36        Various                                           Various          Various            89.98%               7/31/03
     36.1       The Presentation Group                              6,600            MTM              91.35%               7/31/03
     36.2       General Electric Company                            3,681          1/31/07            91.35%               7/31/03
     36.3       Leasing Jacksonville                                2,460          7/31/05            79.79%               7/31/03
      37                                                                                              91.70%             12/3/2003
-----------------------------------------------------------------------------------------------------------------------------------
      38        HAAG Oil Co. LLC (d/b/a BP Amoco)                   5,544          6/30/23           100.00%              11/24/03
      39        Dollar Tree                                        12,838          2/10/10           100.00%               6/18/03
      40        Raytheon Company                                    9,600          10/31/08           84.00%              12/23/03
      41                                                                                             100.00%               6/17/03
-----------------------------------------------------------------------------------------------------------------------------------
      42                                                                                              94.58%              12/30/03
     42.1                                                                                             94.30%              12/30/03
     42.2                                                                                            100.00%              12/30/03
      43                                                                                              95.22%              12/16/03
      44        Superior Title Company                              4,239          3/31/07            94.40%               10/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      45        Wild West Electronics                               4,720          7/31/08           100.00%              1/1/2004
      46        Schwans Home Service, Inc                           7,560          11/30/07           89.73%               8/22/03
      47                                                                                              98.27%               10/1/03
      48                                                                                             100.00%               9/30/03
      49                                                                                              98.30%              11/11/03
-----------------------------------------------------------------------------------------------------------------------------------
      50        Comprehensive Cardiology                            7,135          12/31/07          100.00%               10/1/03
      51        Josselson, Potter Law                               2,808          4/30/07            91.03%               7/31/03
      52        Bonefish Restaurant                                 5,320          4/30/13           100.00%               12/8/03
      53                                                                                              93.10%              10/21/03
      54        Dollar Tree Stores                                 10,000          1/31/12           100.00%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      55        Color Wheel Paints                                  4,950          9/30/04           100.00%             12/1/2003
      56        Radio Shack / Tandy Corp.                           3,900          9/30/07           100.00%                8/5/03
      57                                                                                             100.00%              12/16/03
      58        Heel & Sole Shoes                                   5,800          12/31/04           90.15%              12/10/03
      59        Piston Engine Parts                                25,760          6/30/07           100.00%               7/25/03
-----------------------------------------------------------------------------------------------------------------------------------
      60                                                                                              91.80%              12/16/03
      61                                                                                             100.00%               12/9/03
      62        Cereal Technologies                                 6,300          2/28/06            99.00%               8/25/03
      63                                                                                             100.00%              10/15/03
      64        Margaritas Mex Grill                                4,000          12/31/04           93.10%               10/9/03
-----------------------------------------------------------------------------------------------------------------------------------
      65                                                                                              97.22%              7/1/2003
      66                                                                                              92.11%              12/16/03
      67                                                                                             100.00%              12/31/03
      68                                                                                              97.00%                7/1/03
      69        Beef O'Brady's                                      3,400          4/30/07           100.00%              10/27/03
-----------------------------------------------------------------------------------------------------------------------------------
      70                                                                                             100.00%              12/23/03
      71                                                                                              95.10%              11/17/03
      72        Nebraska Advocacy Services                          5,478          1/31/13           100.00%              12/10/03
      73                                                                                             100.00%               8/21/03
      74        Fountain of Health                                  6,025          12/31/05           95.50%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      75                                                                                             100.00%            12/31/2003
      76                                                                                             100.00%               11/1/03
      77        The Pot Belly Sandwich Shop                         2,569          9/30/13           100.00%               1/31/04
      78        Coastline Prop                                      3,276          5/15/06            94.80%               12/1/03
      79                                                                                              92.00%                7/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      80        Hair Salon                                          3,200          2/28/10           100.00%               7/11/03
      81        CLMB Ltd. d/b/a Coldwell Bank                       3,666          8/31/05            89.10%               11/5/03
      82                                                                                              97.25%              12/16/03
      83                                                                                              82.60%               9/25/03
      84                                                                                              97.40%               10/2/03
-----------------------------------------------------------------------------------------------------------------------------------
      85                                                                                              76.56%            12/16/2003
      86        The Moller Group                                    2,500          1/31/08            87.10%               9/11/03
      87                                                                                              97.50%              12/16/03
      88                                                                                             100.00%              10/29/03
      89                                                                                             100.00%               5/20/03
-----------------------------------------------------------------------------------------------------------------------------------
      90                                                                                             100.00%              10/30/03
      91                                                                                              94.51%              12/16/03
      92        Payless Shoesource                                  3,000          11/30/06           74.99%               12/1/03
      93        May Advertising & Design                            5,031          2/28/04            93.46%               12/1/03
      94                                                                                              98.11%                7/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      95        Miami Hobbies                                       2,100          8/31/05            96.20%             7/31/2003
      96                                                                                             100.00%               8/21/03
      97                                                                                             100.00%              11/19/03
      98                                                                                              87.92%              12/16/03
      99        Lobster House                                       5,367          9/30/05           100.00%              11/21/03
-----------------------------------------------------------------------------------------------------------------------------------
      100       ADECCO Employment Services                          2,080          6/30/04           100.00%              12/16/03
      101       Pastafina                                             900          10/31/09           94.44%              11/25/03
      102                                                                                             91.80%               Various
     102.1                                                                                            89.80%               7/17/03
     102.2                                                                                            93.88%               7/14/03
-----------------------------------------------------------------------------------------------------------------------------------
      103                                                                                            100.00%            12/31/2003
      104                                                                                             77.00%               8/31/03
      105       Harper's Pub                                        2,425          3/31/05           100.00%              10/27/03
      106                                                                                            100.00%                7/1/03
      107                                                                                            100.00%               9/24/03
-----------------------------------------------------------------------------------------------------------------------------------
      108       Dunn's Auto Repair                                  4,400            MTM             100.00%                9/1/03
      109                                                                                             95.20%                9/3/03
      110       Chesapeake Telephone                                8,250          4/30/04            96.30%                9/1/03
      111                                                                                             95.80%              11/17/03
      112       Nextel                                              1,864          12/31/08          100.00%               11/1/03
-----------------------------------------------------------------------------------------------------------------------------------
      113                                                                                             80.70%            11/30/2003
      114                                                                                             97.62%              12/23/03
      115                                                                                            100.00%              12/31/03

                             UPFRONT                          ONGOING
                        ACTUAL REPLACEMENT              ACTUAL REPLACEMENT               UPFRONT                MONTHLY
      ID                     RESERVES                        RESERVES                     TI/LC                  TI/LC
-------------------------------------------------------------------------------------------------------------------------------
       1
      1a
     1a.1
     1a.2
     1a.3
-------------------------------------------------------------------------------------------------------------------------------
     1a.4
     1a.5
     1a.6
     1a.7
     1a.8
-------------------------------------------------------------------------------------------------------------------------------
     1a.9
     1a.10
     1a.11
     1a.12
     1a.13
-------------------------------------------------------------------------------------------------------------------------------
     1a.14
     1a.15
     1a.16
     1a.17
     1a.18
     1a.19
-------------------------------------------------------------------------------------------------------------------------------
     1a.20
     1a.21
     1a.22
     1a.23
     1a.24
-------------------------------------------------------------------------------------------------------------------------------
     1a.25
     1a.26
     1a.27
     1a.28
     1a.29
-------------------------------------------------------------------------------------------------------------------------------
     1a.30
     1a.31
     1a.32
     1a.33
     1a.34
-------------------------------------------------------------------------------------------------------------------------------
     1a.35
     1a.36
     1a.37
     1a.38
     1a.39
-------------------------------------------------------------------------------------------------------------------------------
     1a.40
     1a.41
     1a.42
     1a.43
-------------------------------------------------------------------------------------------------------------------------------
      1b
     1b.1
     1b.2
     1b.3
     1b.4
-------------------------------------------------------------------------------------------------------------------------------
     1b.5
     1b.6
     1b.7
     1b.8
     1b.9
-------------------------------------------------------------------------------------------------------------------------------
     1b.10
     1b.11
     1b.12
     1b.13
     1b.14
-------------------------------------------------------------------------------------------------------------------------------
     1b.15
     1b.16
     1b.17
     1b.18
     1b.19
-------------------------------------------------------------------------------------------------------------------------------
     1b.20
     1b.21
     1b.22
     1b.23
     1b.24
-------------------------------------------------------------------------------------------------------------------------------
     1b.25
     1b.26
     1b.27
     1b.28
     1b.29
-------------------------------------------------------------------------------------------------------------------------------
     1b.30
     1b.31
     1b.32
     1b.33
     1b.34
-------------------------------------------------------------------------------------------------------------------------------
     1b.35
     1b.36
     1b.37
     1b.38
     1b.39
-------------------------------------------------------------------------------------------------------------------------------
     1b.40
     1b.41
     1b.42
     1b.43
       2                                                                                      1,388,133                178,739
-------------------------------------------------------------------------------------------------------------------------------
       3                                   10,497                         10,497                 62,500                 62,500
       4                                                                                          9,678                  9,678
       5
       6                                   14,081                         14,081                391,667                141,667
       7                                   46,967                                                20,833                 20,833
-------------------------------------------------------------------------------------------------------------------------------
       8
       9                                                                   5,284
      10
      11                                                                   3,063                100,000                 15,568
      12                                                                   3,745
-------------------------------------------------------------------------------------------------------------------------------
      13                                                                   4,641                                        12,333
      14                                                                     557                 40,900
      15                                                                   5,900
      16                                   94,507                                               150,000
      17
-------------------------------------------------------------------------------------------------------------------------------
      18                                   36,408                                                                        5,000
      19                                                                   1,270
      20                                                                   1,309                                         2,658
      21                                                                   1,904                                         9,520
      22                                                                   2,575                                         4,167
-------------------------------------------------------------------------------------------------------------------------------
      23                                                                   2,333
      24
      25                                                                   2,241
      26
      27                                    2,308                          2,308
-------------------------------------------------------------------------------------------------------------------------------
      28
      29
      30                                                                   2,106                                         4,500
      31                                   24,944                          2,079                123,209                  4,000
      32                                                                   1,914                                         6,250
-------------------------------------------------------------------------------------------------------------------------------
      33                                   74,738                                                71,977
      34
      35                                                                   2,132                                        11,235
-------------------------------------------------------------------------------------------------------------------------------
      36                                                                   4,704                175,000                 14,500
     36.1
     36.2
     36.3
      37                                                                   8,700
-------------------------------------------------------------------------------------------------------------------------------
      38                                                                     381
      39
      40                                                                     820                                         4,600
      41
-------------------------------------------------------------------------------------------------------------------------------
      42                                    3,438                          3,438
     42.1                                   3,292                          3,292
     42.2                                     146                            146
      43
      44                                                                                                                 8,500
-------------------------------------------------------------------------------------------------------------------------------
      45                                                                   1,277
      46                                                                   1,315                752,500
      47                                                                     793
      48
      49
-------------------------------------------------------------------------------------------------------------------------------
      50                                                                   1,000
      51                                                                                                                 6,000
      52
      53                                   32,344
      54
-------------------------------------------------------------------------------------------------------------------------------
      55                                    1,082                          1,082
      56                                      486                            486                  2,083                  2,083
      57
      58                                                                     696                100,000                  2,459
      59
-------------------------------------------------------------------------------------------------------------------------------
      60
      61                                                                   1,446
      62
      63                                    1,479                          1,479
      64                                   31,000                          1,415                                         2,000
-------------------------------------------------------------------------------------------------------------------------------
      65                                   31,380                          1,500
      66                                      792                            792
      67                                      640                            640                200,833                    833
      68                                    2,250                          2,250
      69                                      724                            724                  3,083                  3,083
-------------------------------------------------------------------------------------------------------------------------------
      70
      71
      72                                      791                            791                  3,833                  3,833
      73
      74                                   80,000                          2,419                 80,000                  4,722
-------------------------------------------------------------------------------------------------------------------------------
      75
      76
      77
      78                                      766                            766                  3,000                  3,000
      79                                    1,563                          1,563
-------------------------------------------------------------------------------------------------------------------------------
      80                                      714                            714                  2,888                  2,888
      81                                                                     610                                         2,850
      82
      83                                                                   1,670
      84                                                                   1,000
-------------------------------------------------------------------------------------------------------------------------------
      85
      86                                                                     503                                         3,500
      87
      88
      89
-------------------------------------------------------------------------------------------------------------------------------
      90
      91
      92                                      650                            650                 52,917                  2,917
      93                                                                   1,432                                         6,250
      94                                    1,104                          1,104
-------------------------------------------------------------------------------------------------------------------------------
      95
      96
      97
      98
      99                                      532                            532
-------------------------------------------------------------------------------------------------------------------------------
      100                                                                    256                                         2,083
      101                                     353                            353                    407                    407
      102                                                                    950
     102.1
     102.2
-------------------------------------------------------------------------------------------------------------------------------
      103                                     390                            390
      104                                                                  1,325
      105                                     388                            388                  2,083                  2,083
      106                                   1,000                          1,000
      107                                                                  1,571
-------------------------------------------------------------------------------------------------------------------------------
      108
      109                                                                    730
      110
      111
      112                                                                    187                                           620
-------------------------------------------------------------------------------------------------------------------------------
      113                                                                    550
      114                                     875                            875
      115                                      91                             91

                MONTHLY TAX           MONTHLY INSURANCE         ENVIRONMENTAL           ENGINEERING            APPRAISAL
      ID          ESCROW                    ESCROW               REPORT DATE            REPORT DATE           AS-OF DATE
------------------------------------------------------------------------------------------------------------------------------
       1                                                           Various                Various               Various
      1a                                                           Various                Various               Various
     1a.1                                                          11/15/03               11/15/03              9/30/03
     1a.2                                                          11/15/03               11/15/03              9/30/03
     1a.3                                                          11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1a.4                                                          11/15/03               11/15/03              9/30/03
     1a.5                                                          11/15/03               11/15/03              3/31/03
     1a.6                                                          11/15/03              11/15/2003            6/30/2003
     1a.7                                                          11/15/03               11/15/03              3/31/03
     1a.8                                                          11/15/03               11/15/03              3/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.9                                                          11/15/03               11/15/03             12/31/03
     1a.10                                                         11/15/03               11/15/03             12/31/02
     1a.11                                                         11/15/03               11/15/03              9/30/03
     1a.12                                                         11/15/03               11/15/03             12/31/03
     1a.13                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.14                                                         11/25/03               11/15/03              6/16/03
     1a.15                                                         11/20/03               11/15/03              3/31/03
     1a.16                                                         11/25/03              11/15/2003            6/6/2003
     1a.17                                                         11/15/03               11/15/03              6/16/03
     1a.18                                                         11/15/03               11/15/03              6/16/03
     1a.19                                                         11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1a.20                                                         11/15/03               11/15/03              9/30/03
     1a.21                                                         11/15/03               11/15/03              9/30/03
     1a.22                                                         11/21/03               11/22/03             12/31/03
     1a.23                                                         11/21/03               11/22/03             12/31/03
     1a.24                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.25                                                         11/21/03               11/22/03             12/31/03
     1a.26                                                         11/21/03              11/22/2003           12/31/2003
     1a.27                                                         11/21/03               11/22/03             12/31/03
     1a.28                                                         11/21/03               11/22/03             12/31/03
     1a.29                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.30                                                         11/22/03               11/22/03             12/31/03
     1a.31                                                         11/22/03               11/22/03             12/31/03
     1a.32                                                         11/22/03               11/22/03             12/31/03
     1a.33                                                         11/22/03               11/22/03             12/31/03
     1a.34                                                         11/22/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.35                                                         11/22/03               11/22/03             12/31/03
     1a.36                                                         11/15/03              11/15/2003           12/31/2003
     1a.37                                                         11/15/03               11/15/03             12/31/03
     1a.38                                                         11/15/03               11/15/03             12/31/03
     1a.39                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1a.40                                                         11/15/03               11/15/03              3/31/03
     1a.41                                                         11/15/03               11/15/03              3/31/03
     1a.42                                                         11/15/03               11/15/03              3/31/03
     1a.43                                                         11/15/03               11/15/03              6/30/03
------------------------------------------------------------------------------------------------------------------------------
      1b                                                           Various                Various               Various
     1b.1                                                          11/15/03               11/15/03              9/30/03
     1b.2                                                          11/15/03               11/15/03              9/30/03
     1b.3                                                          11/15/03               11/15/03              9/30/03
     1b.4                                                          11/15/03              11/15/2003            9/30/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.5                                                          11/15/03               11/15/03              3/31/03
     1b.6                                                          11/15/03               11/15/03              6/30/03
     1b.7                                                          11/15/03               11/15/03              3/31/03
     1b.8                                                          11/15/03               11/15/03              3/31/03
     1b.9                                                          11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.10                                                         11/15/03               11/15/03             12/31/02
     1b.11                                                         11/15/03               11/15/03              9/30/03
     1b.12                                                         11/15/03               11/15/03             12/31/03
     1b.13                                                         11/15/03               11/15/03             12/31/03
     1b.14                                                         11/25/03              11/15/2003            6/16/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.15                                                         11/20/03               11/15/03              3/31/03
     1b.16                                                         11/25/03               11/15/03              6/6/03
     1b.17                                                         11/15/03               11/15/03              6/16/03
     1b.18                                                         11/15/03               11/15/03              6/16/03
     1b.19                                                         11/15/03               11/15/03              9/30/03
------------------------------------------------------------------------------------------------------------------------------
     1b.20                                                         11/15/03               11/15/03              9/30/03
     1b.21                                                         11/15/03               11/15/03              9/30/03
     1b.22                                                         11/21/03               11/22/03             12/31/03
     1b.23                                                         11/21/03               11/22/03             12/31/03
     1b.24                                                         11/21/03              11/22/2003           12/31/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.25                                                         11/21/03               11/22/03             12/31/03
     1b.26                                                         11/21/03               11/22/03             12/31/03
     1b.27                                                         11/21/03               11/22/03             12/31/03
     1b.28                                                         11/21/03               11/22/03             12/31/03
     1b.29                                                         11/21/03               11/22/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.30                                                         11/22/03               11/22/03             12/31/03
     1b.31                                                         11/22/03               11/22/03             12/31/03
     1b.32                                                         11/22/03               11/22/03             12/31/03
     1b.33                                                         11/22/03               11/22/03             12/31/03
     1b.34                                                         11/22/03              11/22/2003           12/31/2003
------------------------------------------------------------------------------------------------------------------------------
     1b.35                                                         11/22/03               11/22/03             12/31/03
     1b.36                                                         11/15/03               11/15/03             12/31/03
     1b.37                                                         11/15/03               11/15/03             12/31/03
     1b.38                                                         11/15/03               11/15/03             12/31/03
     1b.39                                                         11/15/03               11/15/03             12/31/03
------------------------------------------------------------------------------------------------------------------------------
     1b.40                                                         11/15/03               11/15/03              3/31/03
     1b.41                                                         11/15/03               11/15/03              3/31/03
     1b.42                                                         11/15/03               11/15/03              3/31/03
     1b.43                                                         11/15/03               11/15/03              6/30/03
       2                  238,424                                  7/7/2003               7/18/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
       3                  166,431                    33,975         9/3/03                 9/4/03               7/22/03
       4                   48,203                                   5/2/03                5/2/2003             12/1/2003
       5                                                           10/20/03               11/21/03             10/24/03
       6                  246,167                                  6/30/03                10/8/03               8/1/03
       7                   67,995                                  3/11/03                3/12/03               3/3/03
------------------------------------------------------------------------------------------------------------------------------
       8                                                          9/19/2003               9/18/03               9/10/03
       9                   21,262                     9,366        1/19/04                1/19/04              10/29/03
      10                                                           12/19/03              1/12/2004            12/29/2003
      11                   27,745                     7,300        9/16/03                9/22/03               9/2/03
      12                   22,977                     7,778         7/3/03                 7/3/03               6/14/03
------------------------------------------------------------------------------------------------------------------------------
      13                   36,535                     6,300       11/14/2003              11/17/03              11/7/03
      14                    2,617                     1,178        10/21/03               10/21/03             10/16/03
      15                   23,937                     9,929        10/24/03               7/22/03               9/3/03
      16                   24,174                     2,530        11/6/03                11/13/03              11/1/03
      17                                                          9/19/2003               9/18/03               9/11/03
------------------------------------------------------------------------------------------------------------------------------
      18                   13,531                     2,393        8/20/03                9/30/03               9/30/03
      19                   12,443                                 11/14/2003              11/14/03              11/6/03
      20                   12,167                     3,169       9/11/2003              9/10/2003             9/4/2003
      21                   48,192                     7,668        12/10/03               12/10/03              9/17/03
      22                   11,092                     2,657       7/11/2003               9/12/03               10/1/03
------------------------------------------------------------------------------------------------------------------------------
      23                   26,644                     3,500        11/14/03               11/14/03              9/18/03
      24                   41,060                     2,786        7/21/03                7/18/03               7/21/03
      25                   20,641                     2,601         1/9/04                 9/6/03               6/12/03
      26                                                           8/22/03                1/12/04              12/20/03
      27                                              5,143        11/17/03               11/18/03              11/6/03
------------------------------------------------------------------------------------------------------------------------------
      28                   18,944                     1,114       10/31/2003              10/20/03             10/17/03
      29                                                           10/16/03               10/17/03              11/1/03
      30                   42,271                     3,611        10/13/03              9/17/2003             9/20/2003
      31                   20,318                                  12/17/03               12/17/03             11/11/03
      32                   16,911                     3,878        10/17/03               10/16/03             10/15/03
------------------------------------------------------------------------------------------------------------------------------
      33                    6,434                     2,511       10/16/2003              10/21/03             10/20/03
      34                                                           10/30/03               10/30/03              8/28/03
      35                   16,713                     2,415         8/6/03                8/14/03               7/18/02
------------------------------------------------------------------------------------------------------------------------------
      36                   14,717                     4,121        Various                Various               Various
     36.1                                                          8/26/03                10/24/03              8/28/03
     36.2                                                          8/25/03                10/24/03              9/4/03
     36.3                                                          8/25/03                10/31/03              9/4/03
      37                   17,381                     5,407        11/2/03               11/29/2003           10/14/2003
------------------------------------------------------------------------------------------------------------------------------
      38                    5,583                       515         9/9/03                7/21/03               6/23/03
      39                   10,069                     4,863         7/1/03                 7/2/03               7/5/03
      40                    9,465                       700        11/5/03                10/30/03             10/28/03
      41                                                            8/5/03                 8/8/03               6/24/03
------------------------------------------------------------------------------------------------------------------------------
      42                    8,625                     7,142        11/19/03               11/20/03             11/11/03
     42.1                   8,008                     6,353        11/19/03               11/20/03             11/11/03
     42.2                     617                       789        11/19/03               11/20/03             11/11/03
      43                                                          9/18/2003               9/18/03               8/28/03
      44                   11,935                       536        4/11/03                4/11/03               4/1/03
------------------------------------------------------------------------------------------------------------------------------
      45                    7,527                     1,885        11/26/03              11/26/2003           11/16/2003
      46                    5,014                                 5/21/2003               5/22/03               6/2/03
      47                    2,638                     2,538       10/13/2003              10/14/03             10/16/03
      48                                                           10/24/03               10/24/03             10/13/03
      49                   25,477                                  10/28/03               11/18/03              10/1/03
------------------------------------------------------------------------------------------------------------------------------
      50                   10,594                     1,471        12/23/03               12/23/03             11/12/03
      51                    9,667                       458        8/14/03                8/15/03               8/12/03
      52                                                           12/18/03               12/27/03             12/30/03
      53                    6,553                       353       11/3/2003               12/5/03              10/24/03
      54                                                           1/16/04                12/3/03              12/19/03
------------------------------------------------------------------------------------------------------------------------------
      55                    7,745                     4,101        10/21/03              8/12/2003             8/15/2003
      56                   12,618                     1,104        8/29/03                 9/2/03               8/13/03
      57                                                          9/18/2003               9/18/03               9/10/03
      58                    5,228                     1,728       10/6/2003               10/7/03               5/1/04
      59                                                           4/6/2003               9/22/03               9/18/03
------------------------------------------------------------------------------------------------------------------------------
      60                                                          9/18/2003               9/18/03               8/1/03
      61                                                           11/26/03               11/17/03             10/23/03
      62                    8,798                                  9/18/03                8/19/03               7/29/03
      63                    8,965                     2,569        9/29/03                9/30/03               9/16/03
      64                    5,072                     1,709        10/6/03                10/7/03               9/4/03
------------------------------------------------------------------------------------------------------------------------------
      65                    6,449                     2,791         8/6/03               9/11/2003             5/16/2003
      66                    2,927                     1,498         7/8/03                9/11/03               5/7/03
      67                                                           8/15/03                8/15/03               7/9/03
      68                    8,740                     4,220         8/6/03                9/11/03               5/16/03
      69                    8,426                     2,056         8/4/03                 8/4/03               8/1/03
------------------------------------------------------------------------------------------------------------------------------
      70                                                          11/14/2003              11/12/03             11/10/03
      71                    9,975                                  11/15/03               11/15/03             10/15/03
      72                    3,757                       665        6/16/03                6/16/03               6/1/03
      73                                                           6/18/03                6/18/03               6/23/03
      74                    7,519                     1,474        7/11/03                8/20/03               6/27/03
------------------------------------------------------------------------------------------------------------------------------
      75                                                           12/1/03               12/10/2003           12/15/2003
      76                                                           9/30/03                9/12/03              12/15/03
      77                                                           12/16/03                1/9/04              12/10/03
      78                    4,218                       795        7/28/03                7/29/03               7/3/03
      79                    6,674                     2,299         8/6/03                9/11/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
      80                    7,904                       789        7/25/03                8/14/03               7/1/03
      81                    9,153                       940        10/30/03               11/3/03               8/26/03
      82                    2,057                       277          NAP                  10/31/03             10/27/03
      83                    4,926                     1,025        10/3/03                12/1/03               9/4/03
      84                    3,927                     3,285        10/24/03                8/8/03               8/1/03
------------------------------------------------------------------------------------------------------------------------------
      85                                                          9/19/2003              9/18/2003             9/11/2003
      86                    2,919                       780        9/24/03                9/29/03               9/26/03
      87                    2,127                       292          NAP                  10/31/03             10/29/03
      88                                                           11/12/03               10/17/03              11/1/03
      89                                                             NAP                  3/31/03               3/26/03
------------------------------------------------------------------------------------------------------------------------------
      90                    4,593                     1,681          NAP                  12/12/03              11/5/03
      91                    2,358                       285          NAP                  10/31/03             10/28/03
      92                    7,241                       734         8/4/03                 8/4/03               7/25/03
      93                   16,806                     1,274          NAP                  4/23/03              12/31/03
      94                    5,635                     2,260         7/8/03                9/11/03               5/16/03
------------------------------------------------------------------------------------------------------------------------------
      95                    6,133                     3,308        6/16/03               6/16/2003             6/15/2003
      96                                                           6/12/03                6/20/03               6/23/03
      97                                                           10/30/03               11/5/03              10/24/03
      98                    1,806                       254          NAP                  10/31/03             10/29/03
      99                    3,950                     2,415        8/14/03                8/12/03               8/20/03
------------------------------------------------------------------------------------------------------------------------------
      100                   4,271                       788          NAP                  11/4/03              10/28/03
      101                   7,363                       570        12/5/03                8/29/03               8/13/03
      102                   3,119                       688        Various                Various               Various
     102.1                                                         6/30/03                6/30/03               7/2/03
     102.2                                                         6/30/03                6/30/03               6/28/03
------------------------------------------------------------------------------------------------------------------------------
      103                                               466        11/18/03              10/28/2003           10/14/2003
      104                   6,070                       691        9/15/03                9/11/03               9/3/03
      105                   4,562                     1,077         8/4/03                 8/4/03               8/1/03
      106                   3,711                     2,033         7/9/03                9/11/03               5/16/03
      107                   2,961                     2,862        8/13/03                8/13/03               8/5/03
------------------------------------------------------------------------------------------------------------------------------
      108                   3,399                                   9/3/03                 9/2/03               7/30/03
      109                   4,560                       313        9/15/03                9/15/03               9/5/03
      110                   3,185                                   9/3/03                 9/2/03               7/30/03
      111                   3,933                                  11/15/03               11/15/03             10/15/03
      112                     297                       449          NAP                  12/2/03               12/4/03
------------------------------------------------------------------------------------------------------------------------------
      113                   6,435                       868        5/16/03               7/14/2003             5/9/2003
      114                   6,395                     1,727         7/9/03                9/11/03               5/7/03
      115                                                          10/30/03               10/27/03             10/13/03

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2004-PWR3

FOOTNOTES TO APPENDIX B

(1) PMCF - Prudential Mortgage Capital Funding, LLC, BSCMI - Bear Stearns Commercial Mortgage Inc., WFB - Wells Fargo Bank

(2) Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR for loans with partial interest-only periods are shown before the expiration of the interest-only period.

(3) The Lion Industrial Portfolio Five-Year & Lion Industrial Portfolio Seven-Year Mortgage Loan balances represent the senior ("A") portion of a $185,600,000 first mortgage loan. The senior A portion (described as two separate pari passu cross collateralized trust fund assets in the prospectus supplement) is comprised of 2 tranches ("Tranche A" and "Tranche B") with different maturity dates. The entire Lion Industrial Portfolio Loan is interest only for the first 60 months of the term. Tranche A (with an original principal balance of $68,393,600) has a maturity date of 01/01/09. Principal and interest payments on the remaining balance of $24,406,400 will commence on 02/01/09. Related LTV and DSCR numbers are based on the $92,800,000 senior financing, excluding the LTV ratio at maturity. The DSCR is calculated based on the initial interest only period.

(4) Lion Industrial Pooled Five-Year & Lion Industrial Seven-Year Mortgage Loans
- With respect to the 31 mortgaged properties in which the borrower has a leasehold interest in the property, the fee owner of the property, an affiliate of the borrower but not an SPE, is obligated under the related mortgage.

(5) Lion Industrial Pooled Five-Year and Lion Industrial Pooled Seven-Year Mortgage Loans - Verizon Services, has exercised its option to terminate its lease at the property known as South Shore Dist (140 Laurel St.) in Plymouth County, Massachusetts. The tenant indicated it will vacate the premises on or before June 1, 2004. In the event that all of the space under this lease is not relet to a tenant acceptable to lender by May 1, 2004, the borrower is required to deposit $884,789.00 or deliver a letter of credit in such amount (in each case, less any amounts payable by tenants under leases for less than all of the space) to be held as additional collateral for the loan. Such amounts will be returned to the borrower after all of the space has been relet to one or more satisfactory tenants.

(6) Appraised Value and LTV for the South Shore Dist (140 Laurel St.) Property and the South Shore Dist (Office) Property is based on the "Stabilized" value of $20.7 million as of April 1, 2004. The "Stabilized" value assumes occupancy stabilization. The occupancy as of 12/11/03 was 67.0% and 12.9% respectively for each property. For updated information regarding these properties, please refer to Exhibit C.

(7) The "As Stabilized" value of $6,640,000 for the Switzer III Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 15 months with an "As Stabilized" occupancy of 92%. The occupancy as of 11/11/03 was 28.8%.

(8) The "As Stabilized" value of $12,600,000 for the Westbrook III Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 15 months with an "As Stabilized" occupancy of 92%. The occupancy as of 12/18/03 was 0.0%.

(9) The "As Stabilized" value of $4,600,000 for the Westbrook IV Property is calculated by adding the lease up discount and deferred maintenance to the "As Is" value estimated in the appraisal. The lease up period is estimated at 12 months with an "As Stabilized" occupancy of 92%. The occupancy as of 11/11/03 was 69.5%.

(10) Lion Industrial Pooled Seven-Year Mortgage Loan - Amortization term follows an approximate 361 month schedule after its five year IO period has elapsed.

(11) In connection with determining the LTV Ratio at Maturity for the Lion Industrial Pooled Seven-Year Mortgage Loan (after the IO period), we assumed that 73.7% of the mortgaged properties securing the Lion Industrial Portfolio Pooled Mortgage Loans will be released from the lien of the related mortgages in connection with the balloon payment due on the maturity date for the Lion Industrial Portfolio Pooled Five-Year Mortgage Loan and the Lion Industrial Portfolio Non-Pooled Subordinate Five-Year Mortgage Loan. As such, the calculated LTV Ratio at Maturity for the Lion Industrial Portfolio Pooled Seven-Year Mortgage Loan (after the IO period) is based on 26.3% of the Appraised Value of the mortgaged properties securing the Lion Industrial Portfolio Loan Group.

(12) The Two Commerce Square $66,000,000 loan represents a 50% pari passu interest in a $132,000,000 first mortgage loan secured by the Two Commerce Square Property. The LTV, DSCR and Loan per SF numbers in this table are based on the entire $132,000,000 first mortgage loan.

(13) The Two Commerce Square Mortage Loan's payment schedule is based on a fixed principal payment structure which adjusts throughout the loan term as follows (based on the $132,000,000 Whole Loan Amount):

                Payment Period                        Fixed Principal Payment
                9/9/2003 - 12/9/2003                     307,600.00
                1/9/2004 - 12/9/2004                     448,808.97
                1/9/2005 - 12/9/2005                     442,424.00
                1/9/2006 - 12/9/2006                     459,258.80
                1/9/2007 - 12/9/2007                     378,733.33
                1/9/2008 - 12/9/2008                     119,999.70
                1/9/2009 -  4/9/2010                      39,582.70
                5/9/2010 -  4/9/2013                      41,666.00
                5/9/2013                                       0.00

(14) The original and remaining amortization shown for the Two Commerce Square Loan was calculated by backing into a constant principal and interest payment of $853,543.45, using the balloon balance and maturity date.

(15) DSCR for the Two Commerce Square Loan is based on the Whole Loan net cash flow and average debt service from 04/2004 through 03/2005, which includes $5,366,553 of amortization.

(16) Appraised Value and LTV for the Aurora City Place Loan is based on the "Stabilized" value of $65.7 million as of December 1, 2003. The "Stabilized" value assumes construction completion and occupancy stabilization. Construction has been completed and the occupancy as of 1/31/04 was 98.5%. The "As Is" value as of June 20, 2003 was $63.9 million.

(17) The Trinity Centre $39,400,000 loan represents a 40.0% pari passu interest in a $98,500,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $98,500,000 financing.

(18) The Carmel Mountain $35,500,000 loan represents a 50.0% pari passu interest in a $71,000,000 loan. All LTV, DSCR and Loan per SF numbers in this table are based on the total $71,000,000 financing.

(19) Appraised Value and LTV for the Hickory Ridge Loan is based on the "Stabilized" value of $42.75 million as of December 29, 2003. The "Stabilized" value assumes occupancy stabilization. The occupancy as of 11/20/03 was 100.0%.

(20) Appraised Value and LTV for the Pacific Town Center Loan is based on the "Stabilized" value as of October 16, 2003. The "Stabilized" value assumes build-out completion of 2,040 SF of vacant shop space (1.4% of NRA) to a vanilla shell. The cut-off date balance and the "As Is" value as of September of $21.29 million yields a cut-off date LTV of 74.93%.

(21) For the Benchmark Loan, Limited purpose and separateness covenants in loan documents and in general partner's organizational documents (not in borrower's organization documents), plus non-consolidation opinion, plus independent director.

(22) The Amdocs Mortgage Loan will sweep all excess cash flow if tenant (Amdocs Champaign, Inc.) (i) at any time gives notice it will not exercise the lease extension option in either of its leases, (ii) begining 24 months prior to expiration of tenant's two lease terms (first expiring December 31, 2011, second expiring January 31, 2012), tenant does not exercise its applicable lease extension option, or extend its applicable lease on terms reasonably satisfactory to Lender. Borrower may deposit with Lender a Letter of Credit in the principal amount of $2,000,000 in lieu of such cash flow sweep.

(23) The Village Center Mortgage loan was modified on in conjunction with the Borrower's permitted transfer to a Level II SPE entity. Effective February 10, 2004 the interest rate decreased from 5.69% to 5.65%, however the monthly debt service will remain based on the original P&I of $56,293.71 for the entire term of the loan.

(24) Most recent financials for Copley-Spruce Multifamily Portfolio includes 10 months annualized ending 10/31/03 for Copley Place Apartments and 2002 numbers for Spruce Street. 2003 numbers for Spruce Street were not available. Second most recent financials reflect 2002 numbers for both Copley Place Apartments and Spruce Street.

(25) Appraised Value and LTV for the Park Plaza Shopping Center Loan is based on the "Stabilized" value as of May 1, 2004. The "Stabilized" value assumes deferred maintenance and short-term lease up costs for three vacant spaces with pending leases have been absorbed. The cut-off date balance and the "As Is" value as of September 11, 2003 of $7.375 million yields a cut-off date LTV of 71.59%.

(26) The Lowe's Ontario Ohio Loan and BJ's Geneva New York Loan were made to the same non-SPE borrower and these loans are not cross-collateralized or cross-defaulted.

(27) For the 1527-1531 York Avenue Loan, with respect to the Net Rentable Area SF/Units, Loan Per Net Rentable Area SF/Units and Percent Leased fields, based only on the multifamily portion of the property.

                            BEAR STEARNS COMMERCIAL
                            MORTGAGE SECURITIES INC.

                              Commercial Mortgage
                           Pass-Through Certificates
                                Series 2004-PWR3

                       APPENDIX B.xls (Excel Version 97)

                                 March 4, 2004

The attached diskette contains one spreadsheet file that can be put on a user-specified hard drive or network drive. This spreadsheet file is a Microsoft Excel(1) file. The spreadsheet file provides, in electronic format, statistical information that appears under the caption "Description of the Mortgage Pool" in, and on Appendix B to, this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. Prospective investors are strongly urged to read this prospectus supplement and accompanying prospectus in its entirety prior to accessing the spreadsheet file.

---------------------
(1)  Microsoft Excel is a registered trademark of Microsoft Corporation